UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Noah D. Greenhill, Esq.

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2017 through October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Specialty Funds

October 31, 2018

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 30, 2018 (Unaudited)

Dear Shareholders,

While the global economic expansion continued, it also became less balanced as European economies slowed and several large emerging market nations struggled with rising interest rates, global trade tensions and/or political uncertainty.

“Record high corporate earnings and continued low inflation provided support for U.S. equity prices, but global financial markets experienced increased volatility throughout 2018 as equity and bond prices slumped in both developed and emerging markets.”

U.S. growth largely outpaced other developed markets during the twelve months ended October 31, 2018 and the synchronized growth that characterized the global economy in 2017 had largely dissipated by the end of the period. Record high corporate earnings and continued low inflation provided support for U.S. equity prices, but global financial markets experienced increased volatility throughout 2018 as equity and bond prices slumped in both developed and emerging markets.

The current U.S. economic expansion became the second longest on record in May 2018 and in July 2018 entered its ninth year. Gross domestic product (GDP) in the U.S. rose an estimated 3.5% for the third quarter of 2018, following a strong showing of 4.2% growth in the second quarter. Already-low unemployment in the U.S. fell to 3.7% in the final two months of the reporting period — a level not seen since the late 1960s — and wage growth jumped 3.2% for production and nonsupervisory workers in October to its highest level since 2009. This helped drive U.S. consumer confidence to its highest levels in 18 years.

Against this backdrop, the U.S. Federal Reserve (the “Fed”) raised interest rates four times during the reporting period and indicated it would raise rates once more by the end of 2018. Importantly, inflation remained subdued throughout the reporting period, which allowed the Fed to provide investors with a relatively steady and predictable path toward higher interest rates.

Across Europe, economic growth slowed during the reporting period, pinched by trade tensions with the U.S. and political uncertainty within the European Union (EU). The 19-nation euro area’s GDP growth reached 2.7% in the fourth quarter of 2017, then slowed in subsequent quarters and fell to an estimated 1.6% in the third quarter of 2018. Unusually cold weather and labor unrest in France and Germany in early 2018 were initially blamed for slowing growth, but subsequent data pointed to a drop in export growth in the EU.

The impending U.K. “Brexit” from the EU — with or without a bilateral agreement — also weighed on investor and business sentiment. While negotiations continued between the U.K. and the EU, disagreement over U.K. Prime Minister Theresa May’s draft agreement led to a rift within her Conservative Party subsequent to the end of the reporting period. The March 2018 election of a “euro-sceptic” populist government in Italy also added to uncertainty across Europe.

While rising global energy prices helped oil exporting nations, those emerging market nations that are most reliant on foreign debt financing were hurt by rising borrowing costs and a stronger U.S. dollar. Argentina, Brazil, Turkey, South Africa and Indonesia experienced weakness in their currencies as investors pulled capital out of those markets. While China’s economy continued to grow, policy curbs on domestic credit growth early in the reporting period and rising trade tariffs between China and the U.S. in the latter portion of the reporting period were believed to have weighed on China’s economy.

Overall, financial markets outside the U.S. suffered from increased volatility and capital outflows, particularly in the latter part of the reporting period. The MSCI Emerging Markets Index returned -12.2% and the MSCI EAFE Index of non-U.S. developed market equity returned -6.4%. The S&P 500 Index returned 7.35%. Bond markets also underperformed U.S. equity and the Bloomberg Barclays Emerging Markets Debt Index returned -3.39% and the Bloomberg Barclays U.S. Aggregate Index returned -2.05%.

In October 2018, the International Monetary Fund revised downward its forecast for global economic growth to 3.7% for both 2018 and 2019. The organization noted that as the global expansion has continued, the risks from rising trade barriers, higher borrowing costs, elevated petroleum prices and geo-political factors have increased while the potential for positive surprises has receded. Meanwhile, global unemployment continued to shrink through the end of October 2018 and corporate profits, particularly in the U.S., remained elevated.

We believe that among the best tools for navigating the current market environment are a well-diversified investment portfolio and a long term view. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

U.S. equity markets outperformed other developed market equity as well as emerging markets equity during the reporting period. Record corporate profits, low unemployment rates and high levels of both consumer and business confidence helped propel U.S. equity prices higher. Globally, bond markets largely underperformed equity markets.

After reaching record highs in the final months of 2017, the S&P 500 Index closed in record high territory 14 times in January 2018. However, a sharp sell-off in both equity and bond markets in early February 2018 spread to other markets and helped lift market volatility from historic lows. While global equity and bond prices rebounded somewhat in subsequent months, it wasn’t until August 2018 that the S&P 500 Index returned to record highs. U.S. equity market volatility remained elevated in September and October 2018.

Meanwhile, economic growth in the European Union (EU) decelerated during the reporting period amid weakness in European exports and consumer confidence. Geo-political events, including a newly elected populist government in Italy and continued uncertainty over the final terms of a so-called Brexit agreement also weighed down equity and bond prices across the EU. Investor fears that the U.K. would leave the EU without an exit agreement also weighed on equity prices in London. For the reporting period, the MSCI EAFE Index returned -6.39%.

In emerging markets, a slowdown in credit growth in China and investor concerns about global trade tensions hurt equity prices. A stronger U.S. dollar and rising U.S. interest rates put further pressure on emerging markets, particularly those nations most reliant on foreign lending. For the reporting period, the MSCI Emerging Markets Index returned -12.19%, while the Bloomberg Barclays Emerging Markets Debt Index returned -3.39%.

For the twelve months ended October 31, 2018, the S&P 500 Index returned 7.35%, while the ICE BofAML 3-Month US Treasury Bill Index returned 1.68%.

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.00%
Standard & Poor’s 500 Index	7.35%
ICE BofAML 3-Month US Treasury Bill Index (formerly BofA Merrill Lynch U.S. 3-Month Treasury Bill Index)	1.68%

Net Assets as of 10/31/2018 (In Thousands)	$262,093

INVESTMENT OBJECTIVE**

The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the twelve months ended October 31, 2018.

The Fund’s long positions in the consumer discretionary and communication services sectors were leading detractors from performance relative to the Benchmark, while the Fund’s long positions and short positions within the health care sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight long position in Melco Resorts and Entertainment Ltd. and its underweight long positions in Apple Inc. and Amazon.com Inc. Shares of Melco Resorts and Entertainment, a casino operator based in Hong Kong, fell after the company reported lower-than-expected earnings and revenue for the second quarter of 2018. Shares of Apple, a maker of smartphones and related devices that was not held in the Fund, rose amid continued earnings and revenue growth during the reporting period. Shares of Amazon.com, an Internet retailer, rose amid continued growth in sales and earnings.

Leading individual contributors to absolute performance included the Fund’s long positions in Northrop Grumman Corp.

and Cigna Corp. and its short position in Harley-Davidson Inc. Shares of Northrop Grumman, an aerospace and defense company, rose after the company reported better-than-expected earnings in the third quarter of 2018 and raised its profit forecast. Shares of Cigna, a health insurance provider, rose amid earnings growth and news about the company’s planned acquisition of Express Scripts Holding Co. Shares of Harley-Davidson, a motorcycle manufacturer, fell amid rising trade tariffs and a shrinking U.S. market for motorcycles.

HOW WAS THE FUND POSITIONED?

During the twelve months ended October 31, 2018, the Fund invested an average of 107% of its assets in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the Russell 1000 Index and/or S&P 500 Index. The Fund’s manager sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the twelve month reporting period, the Fund’s average gross exposure was 107% and its average net exposure was 55%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Cigna Corp.	8.9%
2.	Thermo Fisher Scientific, Inc.	7.8
3.	UnitedHealth Group, Inc.	7.1
4.	Express Scripts Holding Co.	5.5
5.	Berkshire Hathaway, Inc., Class A	4.3
6.	NextEra Energy, Inc.	4.1
7.	Johnson & Johnson	3.7
8.	Verizon Communications, Inc.	3.7
9.	Altice USA, Inc., Class A	3.2
10.	Berkshire Hathaway, Inc., Class B	2.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Colgate-Palmolive Co.	16.0%
2.	Illinois Tool Works, Inc.	15.8
3.	Cummins, Inc.	10.4
4.	Molson Coors Brewing Co., Class B	9.3
5.	Schlumberger Ltd.	7.0
6.	Sprint Corp.	6.5
7.	Southern Co. (The)	6.0
8.	Lam Research Corp.	6.0
9.	Broadcom, Inc.	5.8
10.	Kimberly-Clark Corp.	4.3

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Health Care	33.0%
Communication Services	11.6
Financials	6.9
Information Technology	4.5
Utilities	4.1
Industrials	1.0
Short-Term Investments	38.9

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Materials	3.1%
Communication Services	6.5
Energy	7.0
Utilities	10.2
Information Technology	14.4
Industrials	29.2
Consumer Staples	29.6

***	Percentages indicated are based on total long investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
With Sales Charge*		(3.62)%	5.84%
Without Sales Charge		1.74	7.22
CLASS C SHARES	August 29, 2014
With CDSC**		0.21	6.68
Without CDSC		1.21	6.68
CLASS I SHARES	August 29, 2014	2.00	7.48
CLASS R2 SHARES	August 29, 2014	1.48	6.95
CLASS R5 SHARES	August 29, 2014	2.21	7.70
CLASS R6 SHARES	August 29, 2014	2.26	7.75

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/29/14 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 29, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index, the ICE BofAML 3-Month US Treasury Bill Index and Lipper Alternative Long/Short Equity Funds Index from August 29, 2014 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML

3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through January 23, 2015, the Fund did not experience any shareholder activity. If such activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	0.39%
ICE BofAML 3-Month US Treasury Bill Index (formerly BofA Merrill Lynch U.S. 3-Month Treasury Bill Index)	1.68%

Net Assets as of 10/31/2018 (In Thousands)	$185,205

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2018.

The Fund’s security selection in the retail and basic materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical and pharmaceutical/health care sectors was a leading contributor to relative performance.

Leading individual detractors from absolute performance included the Fund’s long position in Dollar Tree Inc. and its short positions in Boeing Co. and Chipotle Mexican Grill Inc. Shares of Dollar Tree, a discount variety store chain, fell after the company reported lower-than-expected first-quarter earnings and sales. Shares of Boeing, an aircraft manufacturer, rose after the company reported better-than-expected third-quarter earnings and raised its profit forecast amid strong demand. Shares of Chipotle Mexican Grill, a fast food chain, rose after the company reported sales growth for the third quarter.

Leading individual contributors to absolute performance included the Fund’s long positions in Union Pacific Corp. and

Norfolk Southern Corp. and its short position in General Electric Co. Shares of Union Pacific, a freight railroad operator, rose after the company unveiled share repurchase plan and news reports that the company would cut jobs to lower costs. Shares of Norfolk Southern, a freight railroad operator, rose after the company reported better-than-expected earnings for the third quarter. Shares of General Electric, an industrial conglomerate, fell after the company reported lower-than-expected results for several consecutive quarters and its credit rating was downgraded.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to the broader market for stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Norfolk Southern Corp., (United States)	3.0%
2.	Alphabet, Inc., Class C, (United States)	2.9
3.	Union Pacific Corp., (United States)	2.9
4.	Microsoft Corp., (United States)	1.9
5.	NVIDIA Corp., (United States)	1.9
6.	Amazon.com, Inc., (United States)	1.7
7.	NextEra Energy, Inc., (United States)	1.7
8.	Cigna Corp., (United States)	1.7
9.	UnitedHealth Group, Inc., (United States)	1.6
10.	Mondelez International, Inc., Class A, (United States)	1.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Southern Co. (The), (United States)	2.3%
2.	Schlumberger Ltd., (United States)	2.0
3.	Chipotle Mexican Grill, Inc., (United States)	1.7
4.	United Parcel Service, Inc., Class B, (United States)	1.6
5.	Omnicom Group, Inc., (United States)	1.6
6.	General Mills, Inc., (United States)	1.6
7.	Heartland Express, Inc., (United States)	1.6
8.	Exxon Mobil Corp., (United States)	1.6
9.	Dominion Energy, Inc., (United States)	1.5
10.	Canadian National Railway Co., (Canada)	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	13.9%
Industrials	12.1
Consumer Discretionary	11.4
Health Care	8.7
Financials	8.3
Communication Services	7.5
Energy	7.2
Utilities	6.5
Consumer Staples	5.9
Materials	3.0
Real Estate	2.7
Short-Term Investments	12.8

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Industrials	14.7%
Consumer Discretionary	12.5
Information Technology	12.2
Financials	10.4
Health Care	9.1
Energy	8.9
Communication Services	7.9
Utilities	7.8
Consumer Staples	7.7
Real Estate	4.8
Materials	4.0

***	Percentages indicated are based on total long investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge*		(5.23)%	(0.41)%	0.35%
Without Sales Charge		(0.01)	0.67	0.89
CLASS C SHARES	November 2, 2009
With CDSC**		(1.53)	0.15	0.38
Without CDSC		(0.53)	0.15	0.38
CLASS I SHARES	November 2, 2009	0.20	0.92	1.17
CLASS L SHARES	December 31, 1998	0.39	1.11	1.36

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/08 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class I Shares prior to its inception date are based on the performance of Class L Shares. The actual returns for Class I Shares would have been lower than shown because Class I Shares have higher expenses than Class L Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have similar expenses to Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Research Market Neutral Fund, ICE BofAML 3-Month US Treasury Bill Index and Lipper Alternative Equity Market Neutral Funds Index from October 31, 2008 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Equity Market Neutral Funds Index is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — 108.4%
Common Stocks — 66.2%
Diversified Financial Services — 7.5%
Berkshire Hathaway, Inc., Class A *	—	(a)	12,308
Berkshire Hathaway, Inc., Class B *	36		7,328

			19,636

Diversified Telecommunication Services — 4.0%
Verizon Communications, Inc. (b)	184		10,531

Electric Utilities — 4.4%
NextEra Energy, Inc. (b)	68		11,696

Health Care Providers & Services — 23.3%
Cigna Corp.	118		25,224
Express Scripts Holding Co. *	162		15,699
UnitedHealth Group, Inc. (b)	77		20,089

			61,012

Interactive Media & Services — 1.6%
Alphabet, Inc., Class A *	4		4,205

IT Services — 3.4%
Fiserv, Inc. * (b)	87		6,915
Mastercard, Inc., Class A (b)	3		641
PayPal Holdings, Inc. *	8		665
Visa, Inc., Class A (b)	5		659

			8,880

Life Sciences Tools & Services — 8.5%
Thermo Fisher Scientific, Inc. (b)	95		22,276

Media — 5.8%
Altice USA, Inc., Class A	550		8,977
Discovery, Inc., Class A *	191		6,187

			15,164

Pharmaceuticals — 4.0%
Johnson & Johnson (b)	75		10,562

Road & Rail — 1.0%
Union Pacific Corp. (b)	18		2,704

Software — 1.5%
Microsoft Corp. (b)	37		3,925

Wireless Telecommunication Services — 1.2%
T-Mobile US, Inc. *	45		3,070

Total Common Stocks (Cost $158,051)			173,661

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 42.2%
Investment Companies — 42.2%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (c) (d) (Cost $110,482)	110,482	110,482

Total Long Positions (Cost $268,533)		284,143

Short Positions — (17.0)%
Common Stocks — (17.0)%
Aerospace & Defense — (0.5)%
Raytheon Co.	(8)	(1,320)

Beverages — (1.6)%
Molson Coors Brewing Co., Class B	(65)	(4,163)

Chemicals — (0.5)%
Albemarle Corp.	(14)	(1,384)

Electric Utilities — (1.0)%
Southern Co. (The)	(60)	(2,679)

Energy Equipment & Services — (1.2)%
Schlumberger Ltd.	(60)	(3,099)

Household Products — (3.4)%
Colgate-Palmolive Co.	(119)	(7,104)
Kimberly-Clark Corp.	(18)	(1,893)

		(8,997)

Machinery — (4.5)%
Cummins, Inc.	(34)	(4,647)
Illinois Tool Works, Inc.	(55)	(7,037)

		(11,684)

Multi-Utilities — (0.7)%
Consolidated Edison, Inc.	(21)	(1,610)
Dominion Energy, Inc.	(4)	(265)

		(1,875)

Semiconductors & Semiconductor Equipment — (2.5)%
Broadcom, Inc.	(12)	(2,597)
Lam Research Corp.	(19)	(2,657)
Micron Technology, Inc. *	(21)	(793)
Texas Instruments, Inc.	(4)	(372)

		(6,419)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Wireless Telecommunication Services — (1.1)%
Sprint Corp. *	(475)	(2,910)

Total Common Stocks (Proceeds $(46,461))		(44,530)

Total Short Positions (Proceeds $(46,461))		(44,530)

Total Investments — 91.4% (Cost $222,072)		239,613
Other Assets Less Liabilities — 8.6%		22,480

Net Assets — 100.0%		262,093

Percentages indicated are based on net assets.

(a)	Amount rounds to less than one thousand.
(b)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $43,392,000 and $80,967,000, respectively.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 97.8%
Common Stocks — 85.3%
Aerospace & Defense — 2.0%
General Dynamics Corp.	15	2,577
Northrop Grumman Corp.	2	444
United Technologies Corp.	5	617

		3,638

Airlines — 0.3%
Delta Air Lines, Inc. (a)	12	642

Auto Components — 0.5%
Aptiv plc	6	427
BorgWarner, Inc.	11	451

		878

Banks — 3.3%
Bank of America Corp. (a)	56	1,540
Citigroup, Inc.	6	368
Comerica, Inc.	4	312
KeyCorp	59	1,068
Regions Financial Corp.	40	680
SunTrust Banks, Inc.	11	717
SVB Financial Group *	6	1,402

		6,087

Beverages — 0.7%
Coca-Cola Co. (The)	17	810
PepsiCo, Inc.	5	545

		1,355

Biotechnology — 0.9%
Alexion Pharmaceuticals, Inc. *	5	513
Biogen, Inc. *	1	310
Vertex Pharmaceuticals, Inc. *	5	912

		1,735

Capital Markets — 2.6%
Ameriprise Financial, Inc.	5	579
CME Group, Inc.	12	2,263
Morgan Stanley (a)	29	1,331
S&P Global, Inc.	3	553

		4,726

Chemicals — 1.7%
Celanese Corp.	11	1,040
DowDuPont, Inc. (a)	11	571
Eastman Chemical Co.	19	1,508

		3,119

INVESTMENTS	SHARES (000)		VALUE ($000)

Consumer Finance — 0.4%
American Express Co.	8		822

Containers & Packaging — 1.3%
Avery Dennison Corp.	12		1,058
Crown Holdings, Inc. *	13		551
Packaging Corp. of America	7		652
WestRock Co.	2		105

			2,366

Diversified Telecommunication Services — 0.6%
Verizon Communications, Inc.	19		1,084

Electric Utilities — 4.0%
Evergy, Inc.	26		1,460
Exelon Corp.	41		1,782
NextEra Energy, Inc. (a)	18		3,128
Xcel Energy, Inc. (a)	22		1,080

			7,450

Electrical Equipment — 0.2%
Eaton Corp. plc (a)	6		409

Electronic Equipment, Instruments & Components — 0.0% (b)
Resideo Technologies, Inc. *	—	(c)	—	(c)

Entertainment — 2.1%
Electronic Arts, Inc. *	18		1,679
Twenty-First Century Fox, Inc., Class A	35		1,576
Walt Disney Co. (The) (a)	6		711

			3,966

Equity Real Estate Investment Trusts (REITs) — 2.6%
AvalonBay Communities, Inc.	7		1,140
Brixmor Property Group, Inc.	19		305
Federal Realty Investment Trust	2		273
Host Hotels & Resorts, Inc.	14		274
Prologis, Inc.	20		1,282
Ventas, Inc.	19		1,088
Vornado Realty Trust (a)	8		549

			4,911

Food & Staples Retailing — 0.4%
Costco Wholesale Corp.	3		728

Food Products — 2.1%
Conagra Brands, Inc.	25		906
Mondelez International, Inc., Class A	65		2,710
Post Holdings, Inc. * (a)	2		209

			3,825

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued
Health Care Equipment & Supplies — 2.3%
Boston Scientific Corp. *	60		2,161
Medtronic plc	2		189
Zimmer Biomet Holdings, Inc.	17		1,877

			4,227

Health Care Providers & Services — 3.7%
Anthem, Inc.	3		945
Cigna Corp. (a)	14		3,045
UnitedHealth Group, Inc. (a)	11		2,848

			6,838

Hotels, Restaurants & Leisure — 1.8%
Hilton Worldwide Holdings, Inc.	18		1,278
Royal Caribbean Cruises Ltd.	6		677
Yum! Brands, Inc.	16		1,404

			3,359

Household Durables — 0.2%
MDC Holdings, Inc.	15		417

Household Products — 0.5%
Energizer Holdings, Inc.	14		851

Industrial Conglomerates — 0.9%
Honeywell International, Inc.	12		1,732

Insurance — 1.8%
Allstate Corp. (The)	15		1,409
Arthur J Gallagher & Co.	6		447
Axis Capital Holdings Ltd.	9		529
Principal Financial Group, Inc.	9		405
Willis Towers Watson plc	4		528

			3,318

Interactive Media & Services — 2.8%
Alphabet, Inc., Class C * (a)	5		5,247

Internet & Direct Marketing Retail — 2.6%
Amazon.com, Inc. *	2		3,162
Booking Holdings, Inc. *	—	(c)	690
Expedia Group, Inc.	7		913

			4,765

IT Services — 4.7%
Anaplan, Inc. *	36		828
Automatic Data Processing, Inc.	15		2,127
Fidelity National Information Services, Inc.	6		574
First Data Corp., Class A *	14		262
Fiserv, Inc. *	5		366

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued
Mastercard, Inc., Class A	6	1,223
PayPal Holdings, Inc. *	3	255
Visa, Inc., Class A	8	1,094
WEX, Inc. * (a)	5	903
Worldpay, Inc. *	11	1,028

		8,660

Machinery — 1.5%
Ingersoll-Rand plc	18	1,775
Stanley Black & Decker, Inc. (a)	9	1,071

		2,846

Media — 1.0%
Charter Communications, Inc., Class A *	4	1,132
Discovery, Inc., Class A *	25	799

		1,931

Multiline Retail — 1.0%
Dollar General Corp.	5	559
Dollar Tree, Inc. *	16	1,354

		1,913

Multi-Utilities — 2.3%
Ameren Corp.	13	815
NiSource, Inc.	7	173
Public Service Enterprise Group, Inc.	22	1,166
Sempra Energy	12	1,371
WEC Energy Group, Inc.	12	817

		4,342

Oil, Gas & Consumable Fuels — 7.0%
Chevron Corp.	5	512
Cimarex Energy Co.	3	248
Concho Resources, Inc. *	3	440
Diamondback Energy, Inc.	11	1,277
EOG Resources, Inc.	23	2,399
Marathon Petroleum Corp.	30	2,143
Occidental Petroleum Corp. (a)	30	2,036
ONEOK, Inc.	13	854
Parsley Energy, Inc., Class A *	26	618
Pioneer Natural Resources Co. (a)	17	2,514

		13,041

Pharmaceuticals — 1.6%
Eli Lilly & Co.	6	664
Merck & Co., Inc.	8	607

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Pharmaceuticals — continued
Pfizer, Inc.	38	1,631

		2,902

Professional Services — 0.3%
TransUnion	7	490

Road & Rail — 6.6%
Canadian Pacific Railway Ltd. (Canada)	7	1,523
Norfolk Southern Corp. (a)	32	5,439
Union Pacific Corp. (a)	35	5,185

		12,147

Semiconductors & Semiconductor Equipment — 5.2%
Analog Devices, Inc.	15	1,215
Broadcom, Inc.	6	1,413
NVIDIA Corp.	16	3,354
NXP Semiconductors NV (Netherlands)	13	996
ON Semiconductor Corp. *	33	569
Texas Instruments, Inc. (a)	22	2,020

		9,567

Software — 3.8%
Adobe, Inc. *	3	628
Microsoft Corp. (a)	32	3,465
salesforce.com, Inc. *	17	2,367
ServiceNow, Inc. *	3	565

		7,025

Specialty Retail — 4.4%
Advance Auto Parts, Inc.	2	387
AutoZone, Inc. *	2	1,231
Best Buy Co., Inc.	6	439
Lowe’s Cos., Inc.	12	1,187
O’Reilly Automotive, Inc. *	7	2,239
Ross Stores, Inc.	19	1,883
TJX Cos., Inc. (The)	7	759

		8,125

Textiles, Apparel & Luxury Goods — 0.7%
PVH Corp.	10	1,249

Tobacco — 2.1%
Altria Group, Inc.	28	1,811
Philip Morris International, Inc.	24	2,130

		3,941

INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.8%
T-Mobile US, Inc. *	21	1,408

Total Common Stocks (Cost $131,855)		158,082

Short-Term Investments — 12.5%
Investment Companies — 12.4%
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.25% (d) (e) (Cost $22,863)	22,862	22,866

	PRINCIPAL AMOUNT (000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bills 2.00%, 1/31/2019 (f) (g) (Cost $232)	233	232

Total Short-Term Investments (Cost $23,095)		23,098

Total Long Positions (Cost $154,950)		181,180

	SHARES (000)
Short Positions — (84.8)%
Common Stocks — (84.8)%
Aerospace & Defense — (1.8)%
Boeing Co. (The)	(1)	(446)
Huntington Ingalls Industries, Inc.	(3)	(565)
Lockheed Martin Corp.	(4)	(1,183)
Raytheon Co.	(4)	(707)
Textron, Inc.	(9)	(481)

		(3,382)

Air Freight & Logistics — (1.9)%
CH Robinson Worldwide, Inc.	(5)	(485)
Expeditors International of Washington, Inc.	(6)	(412)
United Parcel Service, Inc., Class B	(24)	(2,555)

		(3,452)

Auto Components — (0.2)%
Autoliv, Inc. (Sweden)	(3)	(273)
Veoneer, Inc. (Sweden) *	(3)	(110)

		(383)

Automobiles — (1.5)%
General Motors Co.	(34)	(1,240)
Harley-Davidson, Inc.	(11)	(409)
Tesla, Inc. *	(3)	(1,119)

		(2,768)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Banks — (3.5)%
Associated Banc-Corp.	(61)	(1,405)
BancorpSouth Bank	(31)	(887)
Bank of Hawaii Corp.	(15)	(1,191)
Commerce Bancshares, Inc.	(4)	(223)
First Hawaiian, Inc.	(35)	(861)
People’s United Financial, Inc.	(57)	(896)
PNC Financial Services Group, Inc. (The)	(8)	(1,041)

		(6,504)

Beverages — (0.7)%
Brown-Forman Corp., Class B	(29)	(1,356)

Biotechnology — (2.0)%
AbbVie, Inc.	(24)	(1,900)
Amgen, Inc.	(10)	(1,832)

		(3,732)

Building Products — (0.5)%
Johnson Controls International plc	(30)	(949)

Capital Markets — (2.9)%
FactSet Research Systems, Inc.	(3)	(624)
Federated Investors, Inc., Class B	(23)	(579)
Goldman Sachs Group, Inc. (The)	(2)	(384)
Invesco Ltd.	(51)	(1,115)
Legg Mason, Inc.	(19)	(541)
Moody’s Corp.	(1)	(174)
Nasdaq, Inc.	(4)	(384)
Northern Trust Corp.	(5)	(505)
State Street Corp.	(3)	(223)
Waddell & Reed Financial, Inc., Class A	(47)	(897)

		(5,426)

Chemicals — (2.2)%
Albemarle Corp.	(18)	(1,736)
LyondellBasell Industries NV, Class A	(14)	(1,293)
PPG Industries, Inc.	(11)	(1,106)

		(4,135)

Communications Equipment — (1.3)%
Cisco Systems, Inc.	(33)	(1,526)
Juniper Networks, Inc.	(33)	(967)

		(2,493)

Consumer Finance — (0.5)%
Synchrony Financial	(33)	(953)

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Telecommunication Services — (0.4)%
AT&T, Inc.	(24)	(733)

Electric Utilities — (3.8)%
Duke Energy Corp.	(25)	(2,104)
Pinnacle West Capital Corp.	(16)	(1,304)
Southern Co. (The)	(79)	(3,562)

		(6,970)

Electrical Equipment — (0.5)%
Rockwell Automation, Inc.	(5)	(835)

Electronic Equipment, Instruments & Components — (0.4)%
Amphenol Corp., Class A	(9)	(792)

Energy Equipment & Services — (2.6)%
Halliburton Co.	(17)	(590)
Helmerich & Payne, Inc.	(17)	(1,035)
Schlumberger Ltd.	(61)	(3,130)

		(4,755)

Entertainment — (0.8)%
Cinemark Holdings, Inc.	(20)	(835)
Viacom, Inc., Class A	— (c)	(7)
Viacom, Inc., Class B	(19)	(613)

		(1,455)

Equity Real Estate Investment Trusts (REITs) — (4.0)%
Alexandria Real Estate Equities, Inc.	(4)	(534)
American Tower Corp.	(7)	(1,070)
Apple Hospitality REIT, Inc.	(26)	(426)
CBL & Associates Properties, Inc.	(30)	(100)
Crown Castle International Corp.	(9)	(994)
Extra Space Storage, Inc.	(2)	(209)
Macerich Co. (The)	(10)	(529)
Pennsylvania	(15)	(133)
Regency Centers Corp.	(4)	(257)
Simon Property Group, Inc.	(6)	(1,148)
SL Green Realty Corp.	(7)	(618)
Taubman Centers, Inc.	(3)	(190)
Washington Prime Group, Inc.	(31)	(201)
Welltower, Inc.	(16)	(1,080)

		(7,489)

Food & Staples Retailing — (1.3)%
Kroger Co. (The)	(37)	(1,110)
Walgreens Boots Alliance, Inc.	(15)	(1,217)

		(2,327)

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Food Products — (3.0)%
Campbell Soup Co.	(25)	(945)
General Mills, Inc.	(58)	(2,522)
Hershey Co. (The)	(19)	(2,005)

		(5,472)

Gas Utilities — (0.6)%
National Fuel Gas Co.	(10)	(527)
UGI Corp.	(9)	(498)

		(1,025)

Health Care Equipment & Supplies — (2.1)%
Abbott Laboratories	(9)	(653)
Baxter International, Inc.	(3)	(190)
Becton Dickinson and Co.	(2)	(526)
DENTSPLY SIRONA, Inc.	(11)	(384)
Edwards Lifesciences Corp. *	(2)	(278)
Stryker Corp.	(6)	(946)
Varian Medical Systems, Inc. *	(8)	(980)

		(3,957)

Health Care Providers & Services — (2.3)%
Cardinal Health, Inc.	(44)	(2,207)
Henry Schein, Inc. *	(9)	(783)
Humana, Inc.	(1)	(467)
Patterson Cos., Inc.	(32)	(729)

		(4,186)

Health Care Technology — (0.2)%
Cerner Corp. *	(6)	(340)

Hotels, Restaurants & Leisure — (2.5)%
Aramark	(13)	(457)
Bloomin’ Brands, Inc.	(13)	(266)
Brinker International, Inc.	(7)	(313)
Carnival Corp.	(6)	(311)
Chipotle Mexican Grill, Inc. *	(6)	(2,676)
McDonald’s Corp.	(3)	(558)

		(4,581)

Household Durables — (0.3)%
Whirlpool Corp.	(5)	(555)

Household Products — (1.6)%
Church & Dwight Co., Inc.	(12)	(683)
Clorox Co. (The)	(8)	(1,198)
Procter & Gamble Co. (The)	(13)	(1,112)

		(2,993)

INVESTMENTS	SHARES (000)	VALUE ($000)

Industrial Conglomerates — (1.7)%
3M Co.	(9)	(1,636)
General Electric Co.	(144)	(1,458)

		(3,094)

Insurance — (1.8)%
Aflac, Inc.	(12)	(495)
Chubb Ltd.	(8)	(1,028)
RenaissanceRe Holdings Ltd. (Bermuda)	(1)	(164)
Torchmark Corp.	(6)	(540)
Travelers Cos., Inc. (The)	(4)	(555)
WR Berkley Corp.	(8)	(601)

		(3,383)

Interactive Media & Services — (1.0)%
Facebook, Inc., Class A *	(9)	(1,306)
Snap, Inc., Class A *	(72)	(479)

		(1,785)

Internet & Direct Marketing Retail — (0.9)%
eBay, Inc. *	(59)	(1,719)

IT Services — (1.3)%
Cognizant Technology Solutions Corp., Class A	(4)	(272)
International Business Machines Corp.	(6)	(646)
Paychex, Inc.	(22)	(1,452)

		(2,370)

Leisure Products — (0.6)%
Mattel, Inc. *	(82)	(1,118)

Machinery — (0.4)%
Donaldson Co., Inc.	(15)	(763)

Media — (3.8)%
AMC Networks, Inc., Class A *	(30)	(1,751)
Entercom Communications Corp., Class A	(36)	(234)
Interpublic Group of Cos., Inc. (The)	(42)	(970)
News Corp., Class A	(125)	(1,653)
Omnicom Group, Inc.	(34)	(2,524)

		(7,132)

Metals & Mining — (0.5)%
Compass Minerals International, Inc.	(18)	(865)

Multi-Utilities — (2.3)%
CenterPoint Energy, Inc.	(25)	(676)
Consolidated Edison, Inc.	(5)	(370)
Dominion Energy, Inc.	(34)	(2,407)
DTE Energy Co.	(8)	(862)

		(4,315)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Oil, Gas & Consumable Fuels — (5.0)%
Anadarko Petroleum Corp.	(4)	(237)
Apache Corp.	(32)	(1,215)
Continental Resources, Inc. *	(4)	(227)
Enbridge, Inc. (Canada)	(36)	(1,126)
Exxon Mobil Corp.	(31)	(2,459)
Hess Corp.	(37)	(2,115)
Murphy Oil Corp.	(18)	(577)
Range Resources Corp.	(77)	(1,226)

		(9,182)

Paper & Forest Products — (0.7)%
Domtar Corp.	(29)	(1,356)

Pharmaceuticals — (1.1)%
Johnson & Johnson	(14)	(2,020)

Professional Services — (1.2)%
Nielsen Holdings plc	(38)	(981)
Robert Half International, Inc.	(20)	(1,235)

		(2,216)

Road & Rail — (3.8)%
Canadian National Railway Co. (Canada)	(27)	(2,319)
Heartland Express, Inc.	(129)	(2,510)
Knight-Swift Transportation Holdings, Inc.	(10)	(313)
Ryder System, Inc.	(11)	(628)
Schneider National, Inc., Class B	(34)	(733)
Werner Enterprises, Inc.	(15)	(495)

		(6,998)

Semiconductors & Semiconductor Equipment — (5.5)%
Applied Materials, Inc.	(34)	(1,107)
Intel Corp.	(48)	(2,239)
KLA-Tencor Corp.	(6)	(580)
Lam Research Corp.	(12)	(1,654)
Maxim Integrated Products, Inc.	(32)	(1,623)
Micron Technology, Inc. *	(45)	(1,709)
QUALCOMM, Inc.	(11)	(709)
Xilinx, Inc.	(7)	(556)

		(10,177)

Software — (0.1)%
Citrix Systems, Inc. *	(3)	(277)

Specialty Retail — (2.4)%
Abercrombie & Fitch Co., Class A	(19)	(374)
American Eagle Outfitters, Inc.	(9)	(204)
Ascena Retail Group, Inc. *	(98)	(376)

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued
AutoNation, Inc. *	(6)	(235)
Bed Bath & Beyond, Inc.	(60)	(829)
Buckle, Inc. (The)	(5)	(105)
CarMax, Inc. *	(5)	(307)
DSW, Inc., Class A	(28)	(737)
Express, Inc. *	(42)	(367)
L Brands, Inc.	(5)	(166)
Williams-Sonoma, Inc.	(12)	(720)

		(4,420)

Technology Hardware, Storage & Peripherals — (1.7)%
HP, Inc.	(23)	(549)
NetApp, Inc.	(11)	(880)
Seagate Technology plc	(29)	(1,155)
Western Digital Corp.	(12)	(512)

		(3,096)

Textiles, Apparel & Luxury Goods — (2.2)%
Carter’s, Inc.	(5)	(458)
Hanesbrands, Inc.	(93)	(1,603)
NIKE, Inc., Class B	(10)	(748)
Under Armour, Inc., Class A *	(40)	(892)
Under Armour, Inc., Class C *	(17)	(345)

		(4,046)

Trading Companies & Distributors — (0.7)%
Air Lease Corp.	(17)	(664)
GATX Corp.	(9)	(658)

		(1,322)

Wireless Telecommunication Services — (0.7)%
Sprint Corp. *	(219)	(1,341)

Total Common Stocks (Proceeds $(171,281))		(156,993)

Total Short Positions (Proceeds $(171,281))		(156,993)

Total Investments — 13.0% (Cost $(16,331))		24,187
Other Assets Less Liabilities — 87.0%		161,018

Net Assets — 100.0%		185,205

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

Abbreviations
REIT	Real Estate Investment Trust
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $33,612,000 and $163,657,000, respectively.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2018.
(f)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(g)	The rate shown is the effective yield as of October 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	7	12/2018	USD	949	15

					15

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	17

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2018

(Amounts in thousands, except per share amounts)

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$173,661		$158,314
Investments in affiliates, at value	110,482		22,866
Cash	—		—	(a)
Deposits at broker for securities sold short	80,967		163,657
Receivables:
Due from custodian	745		—
Investment securities sold	12,524		17,866
Fund shares sold	442		30
Dividends from non-affiliates	123		354
Dividends from affiliates	140		38
Variation margin on futures contracts	—		10

Total Assets	379,084		363,135

LIABILITIES:
Payables:
Securities sold short, at value	44,530		156,993
Dividend expense to non-affiliates on securities sold short	109		190
Investment securities purchased	71,409		19,992
Fund shares redeemed	465		522
Accrued liabilities:
Investment advisory fees	260		91
Administration fees	17		—
Distribution fees	15		7
Service fees	42		21
Custodian and accounting fees	6		6
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—
Other	138		108

Total Liabilities	116,991		177,930

Net Assets	$262,093		$185,205

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$245,166	$187,550
Total distributable earnings (loss) (a)	16,927	(2,345)

Total Net Assets	$262,093	$185,205

Net Assets:
Class A	$50,803	$14,973
Class C	3,544	6,155
Class I	151,261	34,927
Class L	—	129,150
Class R2	24	—
Class R5	25	—
Class R6	56,436	—

Total	$262,093	$185,205

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,788	1,048
Class C	199	462
Class I	8,209	2,339
Class L	—	8,477
Class R2	1	—
Class R5	1	—
Class R6	3,029	—

Net Asset Value (b):
Class A — Redemption price per share	$18.22	$14.29
Class C — Offering price per share (c)	17.83	13.32
Class I — Offering and redemption price per share	18.43	14.93
Class L — Offering and redemption price per share	—	15.24
Class R2 — Offering and redemption price per share	18.03	—
Class R5 — Offering and redemption price per share	18.59	—
Class R6 — Offering and redemption price per share	18.63	—
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.23	$15.08

Cost of investments in non-affiliates	$158,051	$132,087
Cost of investments in affiliates	110,482	22,863
Proceeds from securities sold short	46,461	171,281

(a)

Total distributable earnings has been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	19

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2018

(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$4
Interest income from affiliates	—	(a)	— (a)
Interest income from non-affiliates on securities sold short	806		2,480
Dividend income from non-affiliates	1,498		2,731
Dividend income from affiliates	654		441

Total investment income	2,958		5,656

EXPENSES:
Investment advisory fees	2,488		1,633
Administration fees	168		166
Distribution fees:
Class A	147		41
Class C	22		58
Class R2	—	(a)	—
Service fees:
Class A	147		41
Class C	7		19
Class I	313		102
Class L	—		139
Class R2	—	(a)	—
Class R5	—	(a)	—
Custodian and accounting fees	28		35
Interest expense to affiliates	10		5
Professional fees	99		82
Trustees’ and Chief Compliance Officer’s fees	25		25
Printing and mailing costs	33		31
Registration and filing fees	30		53
Transfer agency fees (See Note 2.H.)	7		13
Other	9		9
Dividend expense to non-affiliates on securities sold short	1,517		4,652

Total expenses	5,050		7,104

Less fees waived	(162)		(578)
Less expense reimbursements	—	(a)	—

Net expenses	4,888		6,526

Net investment income (loss)	(1,930)		(870)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,281		28,299
Investments in affiliates	—		(4)
Options purchased	(945)		—
Futures contracts	(335)		(331)
Securities sold short	1,009		(19,202)
Foreign currency transactions	—		— (a)
Options written	123		—

Net realized gain (loss)	3,133		8,762

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,876		(21,895)
Investments in affiliates	—		3
Options purchased	234		—
Futures contracts	—		43
Securities sold short	295		14,571
Foreign currency translations	—		— (a)
Options written	(23)		—

Change in net unrealized appreciation/depreciation	2,382		(7,278)

Net realized/unrealized gains (losses)	5,515		1,484

Change in net assets resulting from operations	$3,585		$614

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,930)	$(1,656)	$(870)	$(3,157)
Net realized gain (loss)	3,133	19,475	8,762	45,237
Change in net unrealized appreciation/depreciation	2,382	5,857	(7,278)	(25,539)

Change in net assets resulting from operations	3,585	23,676	614	16,541

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(640)	(3,097)	(490)	—
Class C	(37)	(187)	(254)	—
Class I	(1,327)	(9,417)	(1,120)	—
Class L	—	—	(3,655)	—
Class R2	— (b)	(2)	—	—
Class R5	— (b)	(1)	—	—
Class R6	(80)	(544)	—	—

Total distributions to shareholders	(2,084)	(13,248)	(5,519)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	99,171	(62,641)	(29,421)	(144,361)

NET ASSETS:
Change in net assets	100,672	(52,213)	(34,326)	(127,820)
Beginning of period	161,421	213,634	219,531	347,351

End of period	$262,093	$161,421	$185,205	$219,531

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
Class A
From net realized gains	(3,097)	—
Class C
From net realized gains	(187)	—
Class I
From net realized gains	(9,417)	—
Class R2
From net realized gains	(2)	—
Class R5
From net realized gains	(1)	—
Class R6
From net realized gains	(544)	—

(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund			JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2018		Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$27,343		$21,397	$4,543	$2,593
Distributions reinvested	638		3,087	465	—
Cost of shares redeemed	(26,682)		(21,283)	(7,463)	(11,262)

Change in net assets resulting from Class A capital transactions	$1,299		$3,201	$(2,455)	$(8,669)

Class C
Proceeds from shares issued	$1,606		$407	$797	$409
Distributions reinvested	37		187	226	—
Cost of shares redeemed	(690)		(1,426)	(5,489)	(5,187)

Change in net assets resulting from Class C capital transactions	$953		$(832)	$(4,466)	$(4,778)

Class I
Proceeds from shares issued	$112,834		$34,015	$14,372	$7,361
Distributions reinvested	1,327		9,182	1,064	—
Cost of shares redeemed	(67,068)		(105,645)	(23,736)	(19,265)

Change in net assets resulting from Class I capital transactions	$47,093		$(62,448)	$(8,300)	$(11,904)

Class L
Proceeds from shares issued	$—		$—	$6,739	$11,368
Distributions reinvested	—		—	3,591	—
Cost of shares redeemed	—		—	(24,530)	(130,378)

Change in net assets resulting from Class L capital transactions	$—		$—	$(14,200)	$(119,010)

Class R2
Distributions reinvested	$—	(a)	$2	$—	$—

Change in net assets resulting from Class R2 capital transactions	$—	(a)	$2	$—	$—

Class R5
Distributions reinvested	$—	(a)	$1	$—	$—

Change in net assets resulting from Class R5 capital transactions	$—	(a)	$1	$—	$—

Class R6
Proceeds from shares issued	$51,732		$605	$—	$—
Distributions reinvested	80		544	—	—
Cost of shares redeemed	(1,986)		(3,714)	—	—

Change in net assets resulting from Class R6 capital transactions	$49,826		$(2,565)	$—	$—

Total change in net assets resulting from capital transactions	$99,171		$(62,641)	$(29,421)	$(144,361)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

	JPMorgan Opportunistic Equity Long/Short Fund			JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2018		Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	1,489		1,199	316	180
Reinvested	36		178	33	—
Redeemed	(1,459)		(1,184)	(521)	(795)

Change in Class A Shares	66		193	(172)	(615)

Class C
Issued	90		24	59	30
Reinvested	2		11	17	—
Redeemed	(39)		(82)	(406)	(387)

Change in Class C Shares	53		(47)	(330)	(357)

Class I
Issued	6,124		1,859	966	494
Reinvested	73		524	72	—
Redeemed	(3,627)		(5,957)	(1,590)	(1,306)

Change in Class I Shares	2,570		(3,574)	(552)	(812)

Class L
Issued	—		—	441	761
Reinvested	—		—	240	—
Redeemed	—		—	(1,606)	(8,719)

Change in Class L Shares	—		—	(925)	(7,958)

Class R2
Reinvested	—	(a)	— (a)	—	—

Change in Class R2 Shares	—	(a)	— (a)	—	—

Class R5
Reinvested	—	(a)	— (a)	—	—

Change in Class R5 Shares	—	(a)	— (a)	—	—

Class R6
Issued	2,787		33	—	—
Reinvested	4		31	—	—
Redeemed	(106)		(207)	—	—

Change in Class R6 Shares	2,685		(143)	—	—

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Year Ended October 31, 2018	$18.13	$(0.21)	$0.53	$0.32	$(0.23)
Year Ended October 31, 2017	17.12	(0.19)	2.46	2.27	(1.26)
Year Ended October 31, 2016	17.37	(0.16)	0.07	(0.09)	(0.16)
Year Ended October 31, 2015	15.75	(0.25)	1.93	1.68	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.06)	0.81	0.75	—
Class C
Year Ended October 31, 2018	17.83	(0.29)	0.52	0.23	(0.23)
Year Ended October 31, 2017	16.94	(0.27)	2.42	2.15	(1.26)
Year Ended October 31, 2016	17.27	(0.24)	0.07	(0.17)	(0.16)
Year Ended October 31, 2015	15.73	(0.37)	1.97	1.60	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.07)	0.80	0.73	—
Class I
Year Ended October 31, 2018	18.28	(0.16)	0.54	0.38	(0.23)
Year Ended October 31, 2017	17.21	(0.14)	2.47	2.33	(1.26)
Year Ended October 31, 2016	17.42	(0.12)	0.07	(0.05)	(0.16)
Year Ended October 31, 2015	15.75	(0.26)	1.99	1.73	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.05)	0.80	0.75	—
Class R2
Year Ended October 31, 2018	17.98	(0.25)	0.53	0.28	(0.23)
Year Ended October 31, 2017	17.03	(0.23)	2.44	2.21	(1.26)
Year Ended October 31, 2016	17.32	(0.20)	0.07	(0.13)	(0.16)
Year Ended October 31, 2015	15.74	(0.35)	1.99	1.64	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.06)	0.80	0.74	—
Class R5
Year Ended October 31, 2018	18.41	(0.13)	0.54	0.41	(0.23)
Year Ended October 31, 2017	17.29	(0.11)	2.49	2.38	(1.26)
Year Ended October 31, 2016	17.47	(0.08)	0.06	(0.02)	(0.16)
Year Ended October 31, 2015	15.76	(0.23)	2.00	1.77	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.04)	0.80	0.76	—
Class R6
Year Ended October 31, 2018	18.44	(0.12)	0.54	0.42	(0.23)
Year Ended October 31, 2017	17.31	(0.10)	2.49	2.39	(1.26)
Year Ended October 31, 2016	17.48	(0.08)	0.07	(0.01)	(0.16)
Year Ended October 31, 2015	15.76	(0.23)	2.01	1.78	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.04)	0.80	0.76	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.82% and 1.90% for the year ended October 31, 2018, 1.83% and 2.02% for the year ended October 31, 2017, 1.80% and 2.07% for the year ended October 31, 2016, 1.81% and 2.20% for the year ended October 31, 2015 and 2.00% and 11.67% for the period ended October 31, 2014; for Class C are 2.32% and 2.40% for the year ended October 31, 2018, 2.31% and 2.52% for the year ended October 31, 2017, 2.29% and 2.52% for the year ended October 31, 2016, 2.39% and 3.18% for the year ended October 31. 2015 and 2.50% and 12.17% for the period ended October 31, 2014; for Class I are 1.57% and 1.65% for the year ended October 31, 2018, 1.56% and 1.73% for the year ended October 31, 2017, 1.54% and 1.71% for the year ended October 31, 2016, 1.66% and 2.20% for the year ended October 31, 2015 and 1.75% and 11.42% for the period ended October 31, 2014; for Class R2 are 2.07% and 2.27% for the year ended October 31, 2018, 2.07% and 3.55% for the year ended October 31, 2017, 2.05% and 4.35% for the year ended October 31, 2016, 2.21% and 4.13% for the year ended October 31, 2015 and 2.25% and 11.92% for the period ended October 31, 2014; for Class R5 are 1.39% and 1.62% for the year ended October 31, 2018, 1.37% and 2.84% for the year ended October 31, 2017, 1.35% and 3.70% for the year ended October 31, 2016, 1.52% and 3.43% for the year ended October 31, 2015 and 1.55% and 11.22% for the period ended October 31, 2014; for Class R6 are 1.32% and 1.38% for the year ended October 31, 2018, 1.31% and 1.47% for the year ended October 31, 2017, 1.29% and 1.60% for the year ended October 31, 2016, 1.47% and 3.39% for the year ended October 31, 2015 and 1.50% and 11.17% for the period ended October 31, 2014, respectively.

(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2015 and period ended October 31, 2014.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)		Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)

$18.22	1.80%	$50,803	2.55%		(1.11)%		2.63%		548%	995%
18.13	13.58	49,338	2.42		(1.05)		2.61		493	795
17.12	(0.53)	43,298	2.26		(0.96)		2.53		463	749
17.37	10.74	30,480	2.38	(g)	(1.70	)(g)	2.77	(g)	347	734
15.75	5.00	52	2.65	(g)	(2.24	)(g)	12.33	(g)	94	178

17.83	1.32	3,544	3.05		(1.61)		3.13		548	995
17.83	13.00	2,594	2.90		(1.53)		3.11		493	795
16.94	(1.00)	3,273	2.75		(1.46)		2.98		463	749
17.27	10.25	823	2.96	(g)	(2.17	)(g)	3.75	(g)	347	734
15.73	4.87	52	3.15	(g)	(2.74	)(g)	12.82	(g)	94	178

18.43	2.12	151,261	2.30		(0.87)		2.38		548	995
18.28	13.86	103,091	2.15		(0.81)		2.32		493	795
17.21	(0.29)	158,589	2.00		(0.69)		2.17		463	749
17.42	11.06	116,091	2.23	(g)	(1.53	)(g)	2.77	(g)	347	734
15.75	5.00	4,989	2.40	(g)	(1.99	)(g)	12.07	(g)	94	178

18.03	1.59	24	2.80		(1.36)		3.00		548	995
17.98	13.29	24	2.66		(1.30)		4.14		493	795
17.03	(0.76)	21	2.51		(1.18)		4.81		463	749
17.32	10.49	21	2.78	(g)	(2.01	)(g)	4.70	(g)	347	734
15.74	4.93	52	2.90	(g)	(2.49	)(g)	12.57	(g)	94	178

18.59	2.27	25	2.12		(0.68)		2.35		548	995
18.41	14.08	24	1.96		(0.60)		3.43		493	795
17.29	(0.12)	21	1.81		(0.48)		4.16		463	749
17.47	11.31	21	2.09	(g)	(1.32	)(g)	4.00	(g)	347	734
15.76	5.07	53	2.20	(g)	(1.79	)(g)	11.88	(g)	94	178

18.63	2.32	56,436	2.05		(0.66)		2.11		548	995
18.44	14.13	6,350	1.90		(0.56)		2.06		493	795
17.31	(0.06)	8,432	1.75		(0.45)		2.06		463	749
17.48	11.37	21	2.04	(g)	(1.27	)(g)	3.96	(g)	347	734
15.76	5.07	53	2.15	(g)	(1.74	)(g)	11.82	(g)	94	178

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Research Market Neutral Fund
Class A
Year Ended October 31, 2018	$14.69	$(0.11)	$0.10	$(0.01)	$(0.39)
Year Ended October 31, 2017	13.84	(0.22)	1.07	0.85	—
Year Ended October 31, 2016	14.25	(0.28)	(0.13)	(0.41)	—
Year Ended October 31, 2015	15.17	(0.31)	(0.22)	(0.53)	(0.39)
Year Ended October 31, 2014	14.58	(0.34)	0.93	0.59	—

Class C
Year Ended October 31, 2018	13.79	(0.17)	0.09	(0.08)	(0.39)
Year Ended October 31, 2017	13.06	(0.27)	1.00	0.73	—
Year Ended October 31, 2016	13.51	(0.32)	(0.13)	(0.45)	—
Year Ended October 31, 2015	14.48	(0.35)	(0.23)	(0.58)	(0.39)
Year Ended October 31, 2014	13.99	(0.39)	0.88	0.49	—

Class I
Year Ended October 31, 2018	15.30	(0.07)	0.09	0.02	(0.39)
Year Ended October 31, 2017	14.37	(0.18)	1.11	0.93	—
Year Ended October 31, 2016	14.76	(0.25)	(0.14)	(0.39)	—
Year Ended October 31, 2015	15.66	(0.26)	(0.25)	(0.51)	(0.39)
Year Ended October 31, 2014	15.02	(0.31)	0.95	0.64	—

Class L
Year Ended October 31, 2018	15.58	(0.05)	0.10	0.05	(0.39)
Year Ended October 31, 2017	14.62	(0.17)	1.13	0.96	—
Year Ended October 31, 2016	14.99	(0.23)	(0.14)	(0.37)	—
Year Ended October 31, 2015	15.87	(0.23)	(0.26)	(0.49)	(0.39)
Year Ended October 31, 2014	15.17	(0.27)	0.97	0.70	—

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.22% and 1.55% for the year ended October 31, 2018, 1.24% and 1.53% for the year ended October 31, 2017, 1.22% and 1.53% for the year ended October 31, 2016, 1.43% and 1.89% for the year ended October 31, 2015 and 1.49% and 1.91% for the year ended October 31, 2014; for Class C are 1.73% and 2.02% for the year ended October 31, 2018, 1.72% and 2.07% for the year ended October 31, 2017, 1.72% and 2.02% for the year ended October 31, 2016, 1.90% and 2.32% for the year ended October 31, 2015 and 1.99% and 2.41% for the year ended October 31, 2014; for Class I are 0.96% and 1.25% for the year ended October 31, 2018, 0.96% and 1.25% for the year ended October 31, 2017, 0.96% and 1.27% for the year ended October 31, 2016, 1.18% and 1.57% for the year ended October 31, 2015 and 1.25% and 1.66% for the year ended October 31, 2014; for Class L are 0.82% and 1.10% for the year ended October 31, 2018, 0.82% and 1.10% for the year ended October 31, 2017, 0.81% and 1.06% for the year ended October 31, 2016, 0.95% and 1.44% for the year ended October 31, 2015 and 0.99% and 1.51% for the year ended October 31, 2014, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (c)(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$14.29	(0.01)%	$14,973	3.50%	(0.73)%	3.83%	131%	252%
14.69	6.14	17,932	3.66	(1.51)	3.95	109	278
13.84	(2.88)	25,393	3.33	(2.07)	3.64	133	298
14.25	(3.59)	62,910	3.57	(1.94)	4.03	163	370
15.17	4.05	82,477	3.82	(2.26)	4.24	90	192

13.32	(0.53)	6,155	4.01	(1.26)	4.30	131	252
13.79	5.59	10,920	4.14	(2.01)	4.49	109	278
13.06	(3.33)	15,003	3.83	(2.53)	4.13	133	298
13.51	(4.12)	23,790	4.04	(2.63)	4.46	163	370
14.48	3.50	10,933	4.32	(2.76)	4.74	90	192

14.93	0.20	34,927	3.24	(0.47)	3.53	131	252
15.30	6.47	44,219	3.37	(1.24)	3.68	109	278
14.37	(2.64)	53,221	3.07	(1.82)	3.38	133	298
14.76	(3.34)	337,990	3.32	(1.74)	3.71	163	370
15.66	4.26	348,525	3.57	(2.01)	3.99	90	192

15.24	0.39	129,150	3.10	(0.33)	3.38	131	252
15.58	6.57	146,460	3.26	(1.13)	3.52	109	278
14.62	(2.47)	253,734	2.92	(1.61)	3.17	133	298
14.99	(3.17)	232,339	3.09	(1.48)	3.58	163	370
15.87	4.61	271,595	3.32	(1.76)	3.84	90	192

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Opportunistic Equity Long/Short Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	Non-Diversified
JPMorgan Research Market Neutral Fund	Class A, Class C, Class I and Class L	Diversified

The investment objective of JPMorgan Opportunistic Equity Long/Short Fund (“Opportunistic Equity Long/Short Fund”) is to seek capital appreciation.

The investment objective of JPMorgan Research Market Neutral Fund (“Research Market Neutral Fund”) is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Opportunistic Equity Long/Short Fund commenced operations on August 29, 2014. Prior to January 23, 2015, the Fund was not publicly offered for investment.

Class L Shares of the Research Market Neutral Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies excluding exchange traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Opportunistic Equity Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$284,143	$—	$—	$284,143

Total Liabilities for Securities Sold Short (a)	$(44,530)	$—	$—	$(44,530)

Research Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$180,948	$232	$—	$181,180

Total Liabilities for Securities Sold Short (a)	$(156,993)	$—	$—	$(156,993)

Appreciation in Other Financial Instruments
Futures Contracts (a)	$15	$—	$—	$15

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held as initial margin for futures contracts. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2018.

B. Options — Opportunistic Equity Long/Short Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security. Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The table below discloses the volume of the Fund’s options contracts activity during the year ended October 31, 2018:

	Opportunistic Equity Long/Short Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	1,722	(a)
Average Number of Contracts Written	117	(b)

(a)	For the period November 1, 2017 through January 31, 2018.
(b)	For the period November 1, 2017 through December 31, 2017.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Short Sales — The Funds engaged in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of October 31, 2018, the Funds had outstanding short sales as listed on their SOIs.

D. Futures Contracts — Research Market Neutral Fund used index futures contracts to more effectively manage the long and short equity exposures in the portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2018 (amounts in thousands):

	Research Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$949	(a)
Average Notional Balance Short	1,897	(b)
Ending Notional Balance Long	949

(a)	For the period October 1, 2018 through October 31, 2018.
(b)	For the period November 1, 2017 through September 30, 2018.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N. A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level a of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the period October 5, 2018 through October 31, 2018.

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

F. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

Opportunistic Equity Long/Short Fund

	For the year ended October 31, 2018

Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (a) (b)	$9,415	$589,682	$488,615	$—	$—	$110,482	110,482	$654	$—

Research Market Neutral Fund
	For the year ended October 31, 2018

Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.25% (a) (b)	$—	$216,303	$193,436	$(4)	$3	$22,866	22,862	$395	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	37,753	13,770	51,523	—	—	—	—	46	—

Total	$37,753	$230,073	$244,959	$(4)	$3	$22,866		$441	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2018.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

32	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended October 31, 2018 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	R2		R5		R6		Total
Opportunistic Equity Long/Short Fund
Transfer agency fees	$1	$—	(a)	$6	n/a	$—	(a)	$—	(a)	$—	(a)	$7
Research Market Neutral Fund
Transfer agency fees	8	1		2	$2	n/a		n/a		n/a		13

(a)	Amount rounds to less than one thousand.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually for the Funds and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Opportunistic Equity Long/Short Fund	$(114)	$677	$(563)
Research Market Neutral Fund	(2,675)	2,636	39

The	reclassifications for the Funds relate primarily to dividend expense for securities sold short and net operating loss.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of each Fund’s respective average daily net assets as follows:

Opportunistic Equity Long/Short Fund	1.20%
Research Market Neutral Fund	0.80

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2018 the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Opportunistic Equity Long/Short Fund	0.25%	0.75%	0.50%
Research Market Neutral Fund	0.25	0.75	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Opportunistic Equity Long/Short Fund	$5		$—
Research Market Neutral Fund	—	(a)	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R5
Opportunistic Equity Long/Short Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.10%
Research Market Neutral Fund	0.25	0.25	0.25	0.10%	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expense. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R5		Class R6
Opportunistic Equity Long/Short Fund	1.85%	2.35%	1.60%	n/a	2.10%	1.45	%*	1.35%
Research Market Neutral Fund	1.25	1.75	0.99	0.85%	n/a	n/a		n/a

*

Effective July 1, 2018, the contractual expense limitation increased from 1.40% to 1.45% for Class R5 Shares of the Opportunistic Equity Long/Short Fund and will be in place until at least June 30, 2019.

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2018 and are in place until at least February 28, 2019.

34	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

For the year ended October 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Opportunistic Equity Long/Short Fund	$50	$33	$5	$88	$—	(a)
Research Market Neutral Fund	341	166	15	522	—

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the year ended October 31, 2018 were as follows (amounts in thousands):

Opportunistic Equity Long/Short Fund	$74
Research Market Neutral Fund	56

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2018, Research Market Neutral Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2018, the Funds did not incur any brokerage commissions with broker dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Opportunistic Equity Long/Short Fund	$909,481	$881,493	$720,888	$715,298
Research Market Neutral Fund	231,470	260,352	190,648	213,993

During the year ended October 31, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2018 were as follows (amounts in thousands):

	Aggregate Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Opportunistic Equity Long/Short Fund	$225,971	$14,643	$1,002	$13,641
Research Market Neutral Fund	(9,738)	43,650	9,710	33,940

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$1,101	$983	$2,084
Research Market Neutral Fund	—	5,519	5,519

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$7,752	$5,496	$13,248

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

There were no distributions paid from Research Market Neutral Fund during the fiscal year ended October 31, 2017.

At October 31, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Long-Term Capital Gain	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Opportunistic Equity Long/Short Fund	$4,791	$—	$13,400
Research Market Neutral Fund	1,589	(35,983)	32,650

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, loss deferrals on unsettled short sales, late year ordinary loss deferrals and straddle loss deferral.

As of October 31, 2018, the following Fund had post-enactment capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Research Market Neutral Fund	$35,983	*	$—

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

During the year ended October 31, 2018, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

Research Market Neutral Fund	$2,302

Net capital losses and other late year losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended October 31, 2018, the following Funds deferred to November 1, 2018 net capital losses and other late year loss of (amounts in thousands):

Late Year Ordinary Loss Deferral
Opportunistic Equity Long/Short Fund	$1,248
Research Market Neutral Fund	570

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

36	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended October 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2018, the Opportunistic Equity Long/Short Fund had eight omnibus accounts which collectively owned 50.4% of the Fund’s outstanding shares.

The J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate 55.6% of the net assets of the Research Market Neutral Fund.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because Opportunistic Equity Long/Short Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

As of October 31, 2018, the Funds pledged substantially all of their assets to Citigroup Global Markets, Inc. for securities sold short. For the Funds, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

December 21, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

38	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	136	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	136	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher* (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	136	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	136	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington** (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (serving in various roles 1984-2012).	136	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	136	None

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	39

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner*** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	136	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	136	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	136	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	136	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	136	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	136	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	136	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

40	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (serving in various roles 1968-1998).	136	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (136 funds).

*	Ms. Gallagher became a Trustee effective November 1, 2018.

**

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

***

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	41

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

42	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2018, and continued to hold your shares at the end of the reporting period, October 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Actual	$1,000.00	$1,012.80	$13.34	2.63%
Hypothetical	1,000.00	1,011.95	13.34	2.63
Class C
Actual	1,000.00	1,010.80	15.81	3.12
Hypothetical	1,000.00	1,009.48	15.80	3.12
Class I
Actual	1,000.00	1,014.90	12.09	2.38
Hypothetical	1,000.00	1,013.21	12.08	2.38
Class R2
Actual	1,000.00	1,012.40	14.61	2.88
Hypothetical	1,000.00	1,010.69	14.60	2.88
Class R5
Actual	1,000.00	1,015.30	11.23	2.21
Hypothetical	1,000.00	1,014.06	11.22	2.21
Class R6
Actual	1,000.00	1,015.80	10.42	2.05
Hypothetical	1,000.00	1,014.87	10.41	2.05

JPMorgan Research Market Neutral Fund
Class A
Actual	1,000.00	1,004.20	18.34	3.63
Hypothetical	1,000.00	1,006.91	18.36	3.63
Class C
Actual	1,000.00	1,001.50	20.89	4.14
Hypothetical	1,000.00	1,004.34	20.92	4.14
Class I
Actual	1,000.00	1,005.40	17.03	3.37
Hypothetical	1,000.00	1,008.22	17.06	3.37
Class L
Actual	1,000.00	1,006.60	16.39	3.24
Hypothetical	1,000.00	1,008.87	16.41	3.24

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to each Fund’s objectives and peer group. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

44	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant, and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Opportunistic Equity Long/Short Fund’s performance for Class A shares was in the first quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2017, and in the first and second quintiles based upon the Universe for the one- and three-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon both the Peer Group and Universe for both the one- and three-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that, based upon the Universe, the Research Market Neutral Fund’s performance for Class A shares was in the second, fourth and fourth quintiles for the one-, three- and five-year periods ended December 31, 2017, respectively, and for Class I shares performance was in the first, fourth and fourth quintiles for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s equity committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Opportunistic Equity Long/Short Fund’s net advisory fee for Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the third and fourth quintiles, respectively, based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Research Market Neutral Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

46	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2018

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

The Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2018:

Dividends Received Deduction
JPMorgan Opportunistic Equity Long/Short Fund	93.90%

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2018 (amounts in thousands):

Long Term Capital Gain
JPMorgan Opportunistic Equity Long/Short Fund	$983
JPMorgan Research Market Neutral Fund	$5,519

Qualified Dividend Income (QDI)

The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2018 (amounts in thousands):

Qualified Dividend Income
JPMorgan Opportunistic Equity Long/Short Fund	$1,081

OCTOBER 31, 2018	J.P. MORGAN SPECIALTY FUNDS	47

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. October 2018.	AN-SPEC-1018

Annual Report

J.P. Morgan International Equity Funds

October 31, 2018

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Europe Dynamic Fund

(formerly known as JPMorgan Intrepid European Fund)

JPMorgan Global Research Enhanced Index Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan International Advantage Fund

(formerly known as JPMorgan Intrepid International Fund)

JPMorgan International Equity Fund

JPMorgan International Equity Income Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 30, 2018 (Unaudited)

Dear Shareholders,

While the global economic expansion continued, it also became less balanced as European economies slowed and several large emerging market nations struggled with rising interest rates, global trade tensions and/or political uncertainty.

“Record high corporate earnings and continued low inflation provided support for U.S. equity prices, but global financial markets experienced increased volatility throughout 2018 as equity and bond prices slumped in both developed and emerging markets.”

U.S. growth largely outpaced other developed markets during the twelve months ended October 31, 2018 and the synchronized growth that characterized the global economy in 2017 had largely dissipated by the end of the period. Record high corporate earnings and continued low inflation provided support for U.S. equity prices, but global financial markets experienced increased volatility throughout 2018 as equity and bond prices slumped in both developed and emerging markets.

The current U.S. economic expansion became the second longest on record in May 2018 and in July 2018 entered its ninth year. Gross domestic product (GDP) in the U.S. rose an estimated 3.5% for the third quarter of 2018, following a strong showing of 4.2% growth in the second quarter. Already-low unemployment in the U.S. fell to 3.7% in the final two months of the reporting period — a level not seen since the late 1960s — and wage growth jumped 3.2% for production and nonsupervisory workers in October to its highest level since 2009. This helped drive U.S. consumer confidence to its highest levels in 18 years.

Against this backdrop, the U.S. Federal Reserve (the “Fed”) raised interest rates four times during the reporting period and indicated it would raise rates once more by the end of 2018. Importantly, inflation remained subdued throughout the reporting period, which allowed the Fed to provide investors with a relatively steady and predictable path toward higher interest rates.

Across Europe, economic growth slowed during the reporting period, pinched by trade tensions with the U.S. and political uncertainty within the European Union (EU). The 19-nation euro area’s GDP growth reached 2.7% in the fourth quarter of 2017, then slowed in subsequent quarters and fell to an estimated 1.6% in the third quarter of 2018. Unusually cold weather and labor unrest in France and Germany in early 2018 were initially blamed for slowing growth, but subsequent data pointed to a drop in export growth in the EU.

The impending U.K. “Brexit” from the EU — with or without a bilateral agreement — also weighed on investor and business sentiment. While negotiations continued between the U.K. and the EU, disagreement over U.K. Prime Minister Theresa May’s draft agreement led to a rift within her Conservative Party subsequent to the end of the reporting period. The March 2018 election of a “euro-sceptic” populist government in Italy also added to uncertainty across Europe.

While rising global energy prices helped oil exporting nations, those emerging market nations that are most reliant on foreign debt financing were hurt by rising borrowing costs and a stronger U.S. dollar. Argentina, Brazil, Turkey, South Africa and Indonesia experienced weakness in their currencies as investors pulled capital out of those markets. While China’s economy continued to grow, policy curbs on domestic credit growth early in the reporting period and rising trade tariffs between China and the U.S. in the latter portion of the reporting period were believed to have weighed on China’s economy.

Overall, financial markets outside the U.S. suffered from increased volatility and capital outflows, particularly in the latter part of the reporting period. The MSCI Emerging Markets Index returned -12.2% and the MSCI EAFE Index of non-U.S. developed market equity returned -6.4%. The S&P 500 Index returned 7.35%. Bond markets also underperformed U.S. equity and the Bloomberg Barclays Emerging Markets Debt Index returned -3.39% and the Bloomberg Barclays U.S. Aggregate Index returned -2.05%.

In October 2018, the International Monetary Fund revised downward its forecast for global economic growth to 3.7% for both 2018 and 2019. The organization noted that as the global expansion has continued, the risks from rising trade barriers, higher borrowing costs, elevated petroleum prices and geo-political factors have increased while the potential for positive surprises has receded. Meanwhile, global unemployment continued to shrink through the end of October 2018 and corporate profits, particularly in the U.S., remained elevated.

We believe that among the best tools for navigating the current market environment are a well-diversified investment portfolio and a long term view. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

U.S. equity markets outperformed other developed market equity as well as emerging markets equity during the reporting period. Record corporate profits, low unemployment rates and high levels of both consumer and business confidence helped propel U.S. equity prices higher. Globally, bond markets largely underperformed equity markets.

After reaching record highs in the final months of 2017, the S&P 500 Index closed in record high territory 14 times in January 2018. However, a sharp sell-off in both equity and bond markets in early February 2018 spread to other markets and helped lift market volatility from historic lows. While global equity and bond prices rebounded somewhat in subsequent months, it wasn’t until August 2018 that the S&P 500 Index returned to record highs. U.S. equity market volatility remained elevated in September and October 2018. For the twelve month reporting period, the S&P 500 Index returned 7.35%.

Meanwhile, economic growth in the European Union (EU) decelerated during the reporting period amid weakness in European exports and consumer confidence. Geo-political events, including a newly elected populist government in Italy and continued uncertainty over the final terms of a so-called Brexit agreement also weighed down equity and bond prices across the EU. Investor fears that the U.K. would leave the EU without an exit agreement also weighed on equity prices in London. For the reporting period, the MSCI EAFE Index returned -6.39%.

In emerging markets, a slowdown in credit growth in China and investor concerns about global trade tensions hurt equity prices. A stronger U.S. dollar and rising U.S. interest rates put further pressure on emerging markets, particularly those nations most reliant on foreign lending. For the reporting period, the MSCI Emerging Markets Index returned -12.19%, while the Bloomberg Barclays Emerging Markets Debt Index returned -3.39%.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(17.19)%
MSCI Emerging Markets Index (net of foreign withholding taxes)	(12.52)%

Net Assets as of 10/31/2018 (In Thousands)	$1,555,657

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

The Fund’s overweight position and security selection in the basic materials sector and its overweight position in the financials sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the information technology and energy sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Yageo Corp., Banco do Brasil SA and Banco Santander (Brasil) SA. Shares of Yageo, a Taiwan manufacturer of electronics components, rose amid a reduction in output from its competitors in China and Japan. Shares of Brazilian banks Banco do Brasil and Banco Santander rose amid a rally in Brazil’s financial markets following the election of right-wing politician Jair Bolsonaro to the nation’s presidency.

Leading individual detractors from relative performance included the Fund’s underweight positions in Petroleo Brasileiro SA and its overweight positions in Global Wafers Co. and

Sino-American Silicon Products Inc. Shares of Petroleo Brasileiro, Brazil’s state-controlled energy company, rose amid a rebound in global oil prices. Shares of Global Wafers, a Taiwan semiconductor maker, fell amid lower-than-expected demand for its products. Shares of Sino-American Silicon Products, a Taiwan maker of semiconductor components that was not held in the Benchmark, fell amid weak demand for semiconductors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking what they believed to be attractively priced countries, sectors and securities with positive catalysts. As a result of this process, the Fund’s largest overweight country positions relative to the Benchmark during the twelve months ended October 31, 2018, were in Russia and Turkey and its largest underweight country positions were in India and South Africa. From a sector perspective, the Fund’s largest overweight allocations relative to the Benchmark were in the materials and financials sectors, while its largest underweight allocations were to the consumer discretionary and consumer staples sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	4.5%
2.	Samsung Electronics Co. Ltd. (South Korea)	3.4
3.	Alibaba Group Holding Ltd., ADR (China)	2.9
4.	China Construction Bank Corp., Class H (China)	2.4
5.	Industrial & Commercial Bank of China Ltd., Class H (China)	2.2
6.	Itau Unibanco Holding SA, ADR (Brazil)	1.9
7.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	1.7
8.	LUKOIL PJSC, ADR (Russia)	1.7
9.	Baidu, Inc., ADR (China)	1.7
10.	Banco do Brasil SA (Brazil)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
China	30.6%
Taiwan	14.1
South Korea	13.9
Brazil	11.0
Russia	7.3
Thailand	4.3
India	3.7
South Africa	3.4
Turkey	1.7
Hungary	1.7
United States	1.1
Malaysia	1.0
Indonesia	1.0
Others (each less than 1.0%)	2.5
Short-Term Investments	2.7

***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2008
With Sales Charge*		(21.77)%	(2.33)%	6.34%
Without Sales Charge		(17.41)	(1.26)	6.92
CLASS C SHARES	February 28, 2008
With CDSC**		(18.80)	(1.76)	6.40
Without CDSC		(17.80)	(1.76)	6.40
CLASS I SHARES	February 28, 2008	(17.19)	(1.03)	7.19
CLASS R5 SHARES	February 28, 2008	(17.16)	(0.85)	7.39
CLASS R6 SHARES	September 1, 2015	(17.02)	(0.80)	7.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/08 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 2008 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(13.13)%
MSCI Emerging Markets Index (net of foreign withholding taxes)	(12.52)%

Net Assets as of 10/31/2018 (In Thousands)	$4,601,205

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

By sector, the Fund’s underweight position and security selection in both the energy and materials sectors were leading detractors from performance relative to the Benchmark. The Fund’s security selection and overweight position in the financials sector and its security selection in the information technology sector were leading contributors to relative performance.

By country, the Fund’s security selection in Russia and Brazil was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in South Africa and its underweight position in South Korea were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Hangzhou Robam Appliances Co. and Kroton Educacional SA and its underweight position in Vale SA. Shares of Hangzhou Robam Appliances, a China-based kitchen appliance maker that was not held in the Benchmark, fell after the company reported a decline in earnings for the third quarter of 2018. Shares of Kroton Educacional, a Brazilian educational services provider, fell after the company reported lower-than-expected revenue and a decline in student enrollments. Shares of Vale, a Brazilian mining company that was not held in the Fund, rose amid an increase in iron ore prices at the end of the reporting period.

Leading individual contributors to relative performance included the Fund’s overweight overweight positions in 3B SA Brasil Bolsa Balcao, AIA Group Ltd and Tata Consultancy Services Ltd. Shares of 3B SA, a Brazilian financial exchange operator, rose amid a rally in Brazil’s financial markets on the election of right-wing politician Jair Bolsonaro to the nation’s presidency. Shares of AIA Group, a Hong Kong life insurer that was not held in the Benchmark, rose amid continued earnings growth during the reporting period. Shares of Tata Consultancy Services, a provider of information technology and outsourcing services based in India, rose on earnings growth during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest overweight positions relative to the Benchmark were in the financials, consumer discretionary and consumer staples sectors and its largest relative underweight positions were in the energy, materials and telecommunication services sectors. The Fund’s largest overweight positions relative to the Benchmark were in India, China and Argentina and its largest relative underweight positions were in South Korea, Taiwan and Malaysia.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alibaba Group Holding Ltd., ADR (China)	5.3%
2.	Tencent Holdings Ltd (China).	5.1
3.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	4.9
4.	AIA Group Ltd. (Hong Kong)	4.6
5.	Samsung Electronics Co. Ltd. (South Korea)	4.5
6.	Ping An Insurance Group Co. of China Ltd., Class H (China)	4.5
7.	Housing Development Finance Corp. Ltd. (India)	4.2
8.	Sberbank of Russia PJSC (Russia)	3.0
9.	HDFC Bank Ltd. (India)	2.2
10.	Itau Unibanco Holding SA, ADR (Brazil)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***
China	26.5%
India	16.6
Brazil	10.6
Taiwan	7.2
Hong Kong	6.4
South Korea	6.2
South Africa	5.8
Mexico	3.3
Russia	3.0
Indonesia	2.5
Argentina	2.1
United States	1.9
Peru	1.3
Macau	1.2
Others (each less than 1.0%)	4.1
Short-Term Investments	1.3

***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		(17.99)%	0.10%	6.55%
Without Sales Charge		(13.44)	1.18	7.12
CLASS C SHARES	February 28, 2006
With CDSC**		(14.87)	0.68	6.59
Without CDSC		(13.87)	0.68	6.59
CLASS I SHARES	September 10, 2001	(13.20)	1.44	7.39
CLASS L SHARES	November 15, 1993	(13.13)	1.58	7.55
CLASS R2 SHARES	July 31, 2017	(13.69)	1.04	7.05
CLASS R3 SHARES	July 31, 2017	(13.46)	1.18	7.12
CLASS R4 SHARES	July 31, 2017	(13.25)	1.43	7.38
CLASS R5 SHARES	September 9, 2016	(13.14)	1.58	7.55
CLASS R6 SHARES	December 23, 2013	(13.05)	1.67	7.60

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/08 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

Returns shown for Class R2 Shares and Class R3 Shares prior to their inception are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 2008 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Europe Dynamic Fund

(formerly known as JPMorgan Intrepid European Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(13.72)%
MSCI Europe Index (net of foreign withholding taxes)	(8.34)%

Net Assets as of 10/31/2018 (In Thousands)	$685,347

INVESTMENT OBJECTIVE**

The JPMorgan Europe Dynamic Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

The Fund’s security selection and overweight positions in both the consumer durables & apparel sector and the banks sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the both food, beverage & tobacco sector and the software & services sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Royal Dutch Shell PLC, and its overweight positions in Evotec AG and ING Groep NV. Shares of Royal Dutch Shell, a petroleum and natural gas producer that was not held in the Fund, rose amid rising global oil prices during the reporting period. Shares of Evotec, a German drug development company that was not held in the Benchmark, fell amid investor concerns about falling drug prices in the U.S. and concerns about the company’s relatively high debt level. Shares of

ING Groep, a Netherlands banking and insurance company, fell amid an investigation into the bank’s failure to identify money laundering activities and public outcry over an initial plan for a 50% increase in pay for Chief Executive Ralph Hamers.

Leading individual positive contributors to relative performance included the Fund’s overweight position in Wirecard AG and its underweight positions in British American Tobacco PLC and Anheuser-Busch InBev SA. Shares of Wirecard, a German provider of payment processing technology, rose amid the company’s forecast for earnings and revenue growth. Shares of British American Tobacco, a maker of tobacco products that was not held in the Fund, fell after the company forecast unfavorable currency exchange rates would hurt earnings. Shares of Anheuser-Bush InBev, a Belgium-based brewer that was not held in the Fund, fell after the company reported a decline in earnings and revenue for the third quarter of 2018, and reduced its dividend.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Roche Holding AG (Switzerland)	4.5%
2.	Novartis AG (Registered) (Switzerland)	4.0
3.	Allianz SE (Registered) (Germany)	2.6
4.	GlaxoSmithKline plc (United Kingdom)	2.5
5.	Zurich Insurance Group AG (Switzerland)	2.3
6.	Rio Tinto plc (Australia)	2.3
7.	Repsol SA (Spain)	2.2
8.	ING Groep NV (Netherlands)	2.0
9.	Safran SA (France)	1.9
10.	Eni SpA (Italy)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
France	17.2%
Switzerland	17.0
United Kingdom	15.1
Netherlands	8.9
Germany	6.4
Sweden	5.6
Italy	4.7
Spain	4.3
Denmark	2.9
Finland	2.7
Australia	2.3
Belgium	1.6
Luxembourg	1.3
Jordan	1.2
United States	1.1
Others (each less than 1.0%)	0.9
Short-Term Investments	6.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Europe Dynamic Fund

(formerly known as JPMorgan Intrepid European Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge*		(18.25)%	(0.97)%	6.12%
Without Sales Charge		(13.72)	0.11	6.70
CLASS C SHARES	November 1, 1998
With CDSC**		(15.18)	(0.39)	6.16
Without CDSC		(14.18)	(0.39)	6.16
CLASS I SHARES	September 10, 2001	(13.53)	0.40	6.98
CLASS L SHARES	September 10, 2001	(13.41)	0.57	7.20
CLASS R6 SHARES	October 1, 2018	(13.41)	0.57	7.20

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/08 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Europe Dynamic Fund, the MSCI Europe Index and the Lipper European Region Funds Index from October 31, 2008 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI

Europe Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	0.09%
MSCI World Index (net of foreign withholding taxes)	1.16%

Net Assets as of 10/31/2018 (In Thousands)	$5,846,976

INVESTMENT OBJECTIVE**

The JPMorgan Global Research Enhanced Index Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

By sector, the Fund’s security selection in the insurance and basic industries sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology-software and transportation sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in North America was a leading detractor from relative performance, while the Fund’s security selection in the Asia Pacific, excluding Japan, was a modest contributor to relative performance.

Due to the Fund holding a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by JPMorgan’s team of analysts, the Fund’s portfolio managers took marginally overweight positions in securities that they considered undervalued, while being marginally underweight in or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc. (United States)	2.9%
2.	Microsoft Corp. (United States)	2.3
3.	Amazon.com, Inc. (United States)	1.9
4.	Alphabet, Inc., Class C (United States)	1.1
5.	UnitedHealth Group, Inc. (United States)	1.0
6.	Bank of America Corp. (United States)	0.9
7.	Johnson & Johnson (United States)	0.9
8.	Pfizer, Inc. (United States)	0.9
9.	Alphabet, Inc., Class A (United States)	0.8
10.	Visa, Inc., Class A (United States)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	62.6%
Japan	8.1
United Kingdom	5.2
France	4.2
Canada	3.2
Germany	3.1
Switzerland	3.0
Australia	2.9
Netherlands	2.1
Hong Kong	1.2
Others (each less than 1.0%)	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	February 28, 2013	0.09%	6.83%	8.78%
CLASS R6 SHARES	November 1, 2017	0.16	6.85	8.79

LIFE OF FUND PERFORMANCE (2/28/13 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Research Enhanced Index Fund, the MSCI World Index and the Lipper Global Large-Cap Core Funds Index from February 28, 2013 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan Global Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(1.70)%
MSCI All Country World Index (net of foreign withholding taxes)	(0.52)%

Net Assets as of 10/31/2018 (In Thousands)	$3,969

INVESTMENT OBJECTIVE**

The JPMorgan Global Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

By sector, the Fund’s security selection in the information technology and telecommunication services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and industrials sectors was a leading positive contributor to performance.

By region, the Fund’s security selection in North America and the U.K. detracted from performance relative to the Benchmark, while the Fund’s security selection in Europe, excluding the U.K., and in the Pacific, excluding Japan, was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Altice NV, Renesas Electronics Corp. and AMS AG. Shares of Altice, a Netherlands telecommunications and media company, fell amid aggressive competition in France, one of the company’s largest markets. Shares of Renesas Electronics, a Japanese semiconductor manufacturer, fell amid investor concerns about the company’s planned acquisition of Integrated Device Technology Inc. Shares of AMS, an Austrian semiconductor manufacturer, fell after disappointing sales at one of its largest customers hurt AMS’s full year outlook.

Leading individual contributors to the Fund’s relative performance included its overweight positions in 21st Century Fox Inc., Amazon.com Inc. and Safran SA. Shares of 21st Century Fox, a media company, rose on news that Walt Disney Co. was bidding for the company. Shares of Amazon.com, an online retailer, rose amid continued sales and earnings growth. Shares of Safran, a French aerospace and defense company, rose amid strong demand from the airline industry.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers and analyst team conducted bottom-up fundamental research to construct a global portfolio of what they believed were undervalued companies, characterized by sustainability of earnings, strong free cash flow and the ability to increase earnings faster than their sector peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C (United States)	5.0%
2.	Microsoft Corp. (United States)	3.9
3.	Novartis AG (Registered) (Switzerland)	3.8
4.	HDFC Bank Ltd., ADR (India)	3.8
5.	Nestle SA (Registered) (Switzerland)	3.4
6.	UnitedHealth Group, Inc. (United States)	3.4
7.	Coca-Cola Co. (The) (United States)	3.3
8.	Tencent Holdings Ltd. (China)	3.0
9.	Exxon Mobil Corp. (United States)	2.9
10.	Amazon.com, Inc. (United States)	2.9

PORTFOLIO COMPOSITION BY COUNTRY***
United States	55.6%
Switzerland	7.2
China	5.1
Japan	5.0
France	4.3
United Kingdom	4.2
India	3.8
Austria	2.5
Canada	2.2
Indonesia	1.8
Hong Kong	1.8
Australia	1.8
Singapore	1.7
Spain	1.7
Germany	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan Global Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge*		(7.18)%	4.20%	8.05%
Without Sales Charge		(2.03)	5.32	8.89
CLASS C SHARES	November 30, 2011
With CDSC**		(3.51)	4.79	8.35
Without CDSC		(2.51)	4.79	8.35
CLASS I SHARES	November 30, 2011	(1.70)	5.66	9.23
CLASS R2 SHARES	November 30, 2011	(2.31)	5.05	8.62
CLASS R5 SHARES	November 30, 2011	(1.59)	5.79	9.38
CLASS R6 SHARES	November 30, 2011	(1.48)	5.85	9.44

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Unconstrained Equity Fund, the MSCI All Country World Index and the Lipper Global Large-Cap Core Funds Index from November 30, 2011 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market perform-

ance of developed and emerging markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through January 5, 2015, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan International Advantage Fund

(formerly known as JPMorgan Intrepid International Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(10.69)%
MSCI EAFE Index (net of foreign withholding taxes)	(6.85)%

Net Assets as of 10/31/2018 (In Thousands)	$3,403,256

INVESTMENT OBJECTIVE**

The JPMorgan International Advantage Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

The Fund’s underweight position in the materials sector and overweight position in the health care sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the information technology sector and its security selection and overweight position in the financials sector were leading contributors to relative performance.

The Fund targeted investments in companies that exhibited specific growth, value and quality characteristics during the period. Due to the relatively large number of securities held in the Fund during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed were attractive based on their proprietary multifactor model.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Novartis AG (Registered) (Switzerland)	2.3%
2.	Roche Holding AG (Switzerland)	2.1
3.	Royal Dutch Shell plc, Class B (Netherlands)	1.9
4.	Allianz SE (Registered) (Germany)	1.5
5.	GlaxoSmithKline plc (United Kingdom)	1.5
6.	Toyota Motor Corp. (Japan)	1.5
7.	Rio Tinto plc (Australia)	1.4
8.	Novo Nordisk A/S, Class B (Denmark)	1.3
9.	Macquarie Group Ltd. (Australia)	1.1
10.	Eni SpA (Italy)	1.1

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	24.1%
United Kingdom	11.4
Switzerland	8.4
Australia	7.3
France	7.2
Netherlands	6.7
Germany	6.1
Sweden	3.2
Norway	3.2
Finland	2.8
Singapore	2.7
Spain	2.5
Denmark	2.4
Belgium	2.2
Italy	1.6
Hong Kong	1.5
Luxembourg	1.0
Others (each less than 1.0%)	4.1
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Advantage Fund

(formerly known as JPMorgan Intrepid International Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		(15.37)%	0.19%	5.53%
Without Sales Charge		(10.69)	1.28	6.10
CLASS C SHARES	February 28, 2006
With CDSC**		(12.12)	0.78	5.57
Without CDSC		(11.12)	0.78	5.57
CLASS I SHARES	February 28, 2006	(10.43)	1.59	6.40
CLASS R2 SHARES	November 3, 2008	(10.93)	1.01	5.83
CLASS R6 SHARES	May 29, 2015	(10.26)	1.78	6.63

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/08 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of the now liquidated Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan International Advantage Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2008 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(11.20)%
MSCI EAFE Index (net of foreign withholding taxes)	(6.85)%

Net Assets as of 10/31/2018 (In Thousands)	$4,269,094

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

By sector, the Fund’s security selection in the information technology and health care sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the materials sector was a positive contributor to relative performance.

By region, the Fund’s security selection in the U.K. and Japan was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the Asia-Pacific region, excluding Japan, was the leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in AMS AG, Continental AG and Samsung Electronics Co. Shares of AMS, an Austrian maker of analog semiconductors and sensors that was not held in the Benchmark, fell after the company forecast lackluster results for the fourth quarter of 2018 and for the full year 2019. Shares of Continental, a German tire and auto parts manufacturer, fell after the company reduced its sales forecast for 2018, citing weaker demand for tires and higher costs of developing hybrid and electric vehicle systems. Shares of Samsung Electronics, a South Korean consumer electronics and semiconductors manufacturer that was not held in the Benchmark, fell amid narrower profit margins for smartphones and falling prices for semiconductors.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Linde AG, Safran AG and Novartis AG. Shares of Linde, a U.K. producer of industrial gases, rose ahead of its planned merger with Praxair Inc. Shares of Safran, a French aerospace and defense company, rose amid strong demand from the airline industry. Shares of Novartis, a Swiss drug maker, rose after the company raised is sales forecast for 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.5%
2.	Royal Dutch Shell plc, Class A (Netherlands)	3.4
3.	Novartis AG (Registered) (Switzerland)	2.8
4.	Unilever plc (United Kingdom)	2.3
5.	Roche Holding AG (Switzerland)	2.2
6.	AIA Group Ltd. (Hong Kong)	2.0
7.	SAP SE (Germany)	2.0
8.	GlaxoSmithKline plc (United Kingdom)	2.0
9.	Diageo plc (United Kingdom)	1.9
10.	ASML Holding NV (Netherlands)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	18.6%
Japan	16.8
France	14.5
Switzerland	13.7
Germany	7.3
Netherlands	6.4
Hong Kong	2.9
China	2.2
Australia	1.7
South Korea	1.4
Denmark	1.3
Singapore	1.3
India	1.2
Sweden	1.2
Spain	1.1
United States	1.0
Others (each less than 1.0%)	3.5
Short-Term Investments	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge*		(16.09)%	(0.14)%	5.67%
Without Sales Charge		(11.42)	0.94	6.24
CLASS C SHARES	January 31, 2003
With CDSC**		(12.89)	0.43	5.70
Without CDSC		(11.89)	0.43	5.70
CLASS I SHARES	January 1, 1997	(11.20)	1.19	6.51
CLASS R2 SHARES	November 3, 2008	(11.68)	0.68	5.96
CLASS R5 SHARES	May 15, 2006	(11.16)	1.36	6.70
CLASS R6 SHARES	November 30, 2010	(11.04)	1.42	6.74

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/08 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2008 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan International Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(5.98)%
MSCI EAFE Index (net of foreign withholding taxes)	(6.85)%

Net Assets as of 10/31/2018 (In Thousands)	$141,451

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

By sector, the Fund’s security selection in the basic industries and industrial cyclical sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the consumer staples sector and property sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in Europe and the U.K. was a leading contributor to performance relative to the Benchmark. The Fund’s out-of-Benchmark position in North America and its underweight position in Japan were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Mitsubishi Corp., Royal Ahold Delhaize NV and UPM-Kymmene Oyj. Shares of Mitsubishi, an industrial conglomerate based in Japan, rose amid growth in its Asian markets and the launch of a new model automobile in Europe and Japan. Shares of Royal Ahold Delhaize, a Netherlands supermarkets operator, rose as the company continued to post better-than-expected quarterly earnings and sales. Shares of UPM-Kymmene, a Finnish paper, pulp and lumber company, rose after the company posted strong earnings growth and forecast further profit growth for the second half of 2018.

Leading individual detractors from relative performance included the Fund’s overweight positions in TransCanada Corp., Sanofi and British American Tobacco PLC. Shares of TransCanada, an operator of natural gas and petroleum pipelines that was not held in the Benchmark, fell amid legal challenges to its planned Keystone XL pipeline in the U.S. Shares of Sanofi, a French pharmaceuticals company, fell after the company reported lower-than-expected sales for the first and second quarters of 2018. Shares of British American Tobacco, a maker of tobacco products, fell amid overall weakness in U.K. equity.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.4%
2.	Novartis AG (Registered) (Switzerland)	3.0
3.	Novo Nordisk A/S, Class B (Denmark)	2.9
4.	Unilever NV, CVA (United Kingdom)	2.7
5.	Rio Tinto plc (Australia)	2.7
6.	Roche Holding AG (Switzerland)	2.6
7.	Imperial Brands plc (United Kingdom)	2.4
8.	Vinci SA (France)	2.2
9.	TOTAL SA (France)	2.2
10.	Nestle SA (Registered) (Switzerland)	2.1

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	17.6%
United Kingdom	15.8
France	14.1
Switzerland	12.5
Netherlands	7.1
Australia	7.0
Germany	5.8
Denmark	2.9
Finland	2.3
United States	2.1
Taiwan	1.4
Italy	1.4
Spain	1.2
Singapore	1.2
Canada	1.2
Norway	1.2
Hong Kong	1.2
Sweden	1.0
Others (each less than 1.0%)	3.0

***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2011
With Sales Charge*		(11.08)%	0.96%	3.13%
Without Sales Charge		(6.18)	2.05	3.86
CLASS C SHARES	February 28, 2011
With CDSC**		(7.68)	1.53	3.33
Without CDSC		(6.68)	1.53	3.33
CLASS I SHARES	February 28, 2011	(5.98)	2.34	4.14
CLASS R2 SHARES	February 28, 2011	(6.53)	1.76	3.58
CLASS R5 SHARES	February 28, 2011	(5.90)	2.46	4.30
CLASS R6 SHARES	January 30, 2015	(5.80)	2.50	4.32

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Income Fund, the MSCI EAFE Index and the Lipper International Equity Income Funds Index from February 28, 2011 to October 31, 2018. Return information prior to July 31, 2013 for the Lipper International Equity Income Funds Index is not provided by Lipper, Inc. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(8.42)%
MSCI EAFE Index (net of foreign withholding taxes)	(6.85)%

Net Assets as of 10/31/2018 (In Thousands)	$4,700,618

INVESTMENT OBJECTIVE**

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

By sector, the Fund’s security selection in the consumer non-durable and insurance sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the industrial cyclical and transport services & consumer cyclical sector was a leading contributor to relative performance.

By region, the Fund’s security selection in Europe and Japan detracted from relative performance, while the Fund’s security selection in the Pacific, excluding Japan, made a positive contribution to performance relative to the Benchmark.

Due to the Fund holding a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while marginally underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	2.3%
2.	Roche Holding AG (Switzerland)	2.1
3.	TOTAL SA (France)	1.7
4.	Royal Dutch Shell plc, Class B (Netherlands)	1.6
5.	SAP SE (Germany)	1.6
6.	Toyota Motor Corp. (Japan)	1.5
7.	Sanofi (France)	1.4
8.	British American Tobacco plc (United Kingdom)	1.4
9.	Air Liquide SA (France)	1.4
10.	Novartis AG (Registered) (Switzerland)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	23.8%
United Kingdom	13.5
France	12.7
Switzerland	9.7
Germany	9.0
Australia	6.1
Netherlands	5.7
Spain	3.6
Hong Kong	2.7
Italy	2.1
Denmark	1.6
Finland	1.6
Sweden	1.3
Belgium	1.3
Singapore	1.0
Ireland	1.0
Others (each less than 1.0%)	2.1
Short-Term Investments	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
With Sales Charge*		(13.46)%	0.59%	5.47%
Without Sales Charge		(8.66)	1.67	6.04
CLASS I SHARES	October 28, 1992	(8.42)	1.93	6.31
CLASS R6 SHARES	November 1, 2017	(8.31)	1.95	6.32

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (10/31/08 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Research Enhanced Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2008 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(12.96)%
MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes)	(8.24)%

Net Assets as of 10/31/2018 (In Thousands)	$475,230

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

By sector, the Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the financials and materials sectors was a leading contributor to relative performance.

By region, the Fund’s security selection and overweight position in Europe and its security selection in Japan were leading detractors from performance relative to the Benchmark. The Fund’s security selection in emerging markets and the Asia-Pacific, excluding Japan, was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Altice NV, AMS AG and Bayer AG. Shares of Altice, a Netherlands telecommunications and media company, fell amid investor concerns about the company’s high debt level and profit weakness during the reporting period. Shares of AMS, an Austrian semiconductor manufacturer that was not held in the Benchmark, fell after the company forecast lackluster results for the fourth quarter of

2018 and for the full year 2019. Shares of Bayer, a health care products maker based in Germany, fell ahead of the company’s planned acquisition of Monsanto Co.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Ping An Insurance Co., Linde AG and Safran SA. Shares of Ping An Insurance, a Chinese financial services company, rose after the company reported increased earnings and revenue for the first half of 2018. Shares of Linde, a U.K. producer of industrial gases, rose ahead of its planned merger with Praxair Inc. Shares of Safran, a French aerospace and defense company, rose amid strong demand from the airline industry.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on the share price.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.7%
2.	Ping An Insurance Group Co. of China Ltd., Class H (China)	3.6
3.	HDFC Bank Ltd., ADR (India)	3.6
4.	Unilever NV, CVA (United Kingdom)	3.5
5.	Royal Dutch Shell plc, Class A (Netherlands)	3.5
6.	AIA Group Ltd. (Hong Kong)	3.4
7.	SAP SE (Germany)	3.1
8.	Tencent Holdings Ltd. (China)	2.9
9.	Novartis AG (Registered) (Switzerland)	2.7
10.	Diageo plc (United Kingdom)	2.7

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	21.4%
Germany	11.5
Netherlands	9.7
Japan	8.7
China	7.5
Switzerland	7.5
France	6.0
Canada	6.0
Hong Kong	4.7
India	3.6
Australia	2.2
United States	2.2
Indonesia	2.0
Denmark	1.9
Brazil	1.6
Austria	1.6
South Korea	1.5
Short-Term Investments	0.4

***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge*		(17.70)%	0.31%	5.31%
Without Sales Charge		(13.15)	1.40	6.13
CLASS C SHARES	November 30, 2011
With CDSC**		(14.60)	0.89	5.59
Without CDSC		(13.60)	0.89	5.59
CLASS I SHARES	November 30, 2011	(12.96)	1.71	6.43
CLASS R2 SHARES	November 30, 2011	(13.46)	1.12	5.85
CLASS R5 SHARES	November 30, 2011	(12.84)	1.83	6.59
CLASS R6 SHARES	November 30, 2011	(12.76)	1.90	6.65

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI All Country World Index, ex-U.S. and the Lipper International Large-Cap Growth Funds Index from November 30, 2011 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Lipper International Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(10.57)%
MSCI EAFE Value Index (net of foreign withholding taxes)	(7.69)%

Net Assets as of 10/31/2018 (In Thousands)	$521,569

INVESTMENT OBJECTIVE**

Effective May 17, 2018, the JPMorgan International Value Fund’s (the “Fund”) objective was revised so that the Fund seeks to provide long-term capital appreciation. Prior to that date, the Fund sought to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

By sector, the Fund’s security selection in the materials and insurance sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the banks and capital goods sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in Europe and the U.K. was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the Pacific, excluding Japan, was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Anheuser-Busch InBev SA/NV and Outokumpu Oyj, and its underweight position in BP PLC. Shares of Anheuser-Bush InBev, a Belgium-based brewer, fell after the company reported a decline in earnings and revenue for the third quarter of 2018, and reduced its dividend. Shares of Outokumpu, a Finnish stainless steel producer, fell amid weak earnings and investor concerns about potential U.S. trade tariffs. Shares of BP, a U.K. integrated oil and gas producer that was not held in the Fund, rose amid rising global petroleum prices during the reporting period.

Leading individual contributors to relative performance included the Fund’s overweight positions in DBS Group Holdings Ltd. and Deutsche Boerse AG, and its underweight position in Banco Santander SA. Shares of DBS Group Holdings, a Singapore financial services company, rose amid continued growth in loans and earnings during the reporting period. Shares of Deutsche Boerse, a German operator of financial market exchanges, rose amid continued growth in the company’s revenue and earnings during the reporting period. Shares of Banco Santander, a Spanish bank that was not held by the Fund, fell amid investor concern about its exposure both to the U.K.’s planned exit from the European Union and political uncertainty in Brazil during the reporting period.

HOW WAS THE FUND POSITIONED?

Following the May 17, 2018 change in investment objective and strategy, the Fund’s portfolio managers employed behavioral-based and quantitative screens in addition to conducting fundamental analysis to seek out companies that they believed had attractive valuations. As a result of this process, the Fund’s largest overweight sector positions relative to the Benchmark were in the materials and capital goods sectors, while the largest underweight sector positions were in the real estate and utilities sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	4.5%
2.	Novartis AG (Registered) (Switzerland)	3.3
3.	TOTAL SA (France)	2.5
4.	Toyota Motor Corp. (Japan)	2.4
5.	BHP Billiton Ltd. (Australia)	2.1
6.	Sanofi (France)	1.8
7.	Allianz SE (Registered) (Germany)	1.7
8.	GlaxoSmithKline plc (United Kingdom)	1.7
9.	Mitsubishi UFJ Financial Group, Inc. (Japan)	1.4
10.	Westpac Banking Corp. (Australia)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	26.3%
United Kingdom	13.5
France	10.2
Switzerland	8.6
Netherlands	8.0
Australia	7.6
Germany	6.3
Norway	3.0
Sweden	3.0
Spain	2.6
Hong Kong	1.8
Italy	1.3
Austria	1.2
Singapore	1.0
Others (each less than 1.0%)	5.6

***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		(15.55)%	(1.98)%	4.31%
Without Sales Charge		(10.88)	(0.92)	4.87
CLASS C SHARES	July 11, 2006
With CDSC**		(12.37)	(1.43)	4.34
Without CDSC		(11.37)	(1.43)	4.34
CLASS I SHARES	September 10, 2001	(10.62)	(0.64)	5.15
CLASS L SHARES	November 4, 1993	(10.57)	(0.53)	5.29
CLASS R2 SHARES	November 3, 2008	(11.19)	(1.18)	4.60
CLASS R5 SHARES	September 9, 2016	(10.58)	(0.53)	5.30
CLASS R6 SHARES	November 30, 2010	(10.49)	(0.39)	5.40

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/08 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from October 31, 2008 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%
Argentina — 0.2%
Banco Macro SA, ADR	54	2,429

Brazil — 11.1%
B3 SA — Brasil Bolsa Balcao *	1,411	10,122
Banco Bradesco SA, ADR *	1,299	11,913
Banco do Brasil SA *	1,971	22,592
Banco Santander Brasil SA	1,485	16,848
Cia Brasileira de Distribuicao (Preference) *	251	5,253
Estacio Participacoes SA	1,896	11,795
IRB Brasil Resseguros SA	505	9,734
Itau Unibanco Holding SA, ADR	2,231	29,382
Kroton Educacional SA	2,796	8,565
Metalurgica Gerdau SA (Preference)	4,007	8,474
MRV Engenharia e Participacoes SA	1,852	6,299
SLC Agricola SA	234	3,554
TIM Participacoes SA *	1,821	5,641
Vale SA, ADR	1,480	22,351

		172,523

Chile — 0.3%
Antofagasta plc	551	5,518

China — 30.7%
Alibaba Group Holding Ltd., ADR *	322	45,806
Anhui Conch Cement Co. Ltd., Class H	2,790	14,458
Anhui Jinhe Industrial Co. Ltd., Class A	525	1,114
Anhui Kouzi Distillery Co. Ltd., Class A	242	1,127
ANTA Sports Products Ltd.	1,259	5,198
Baidu, Inc., ADR *	140	26,662
Bank of Nanjing Co. Ltd., Class A	1,535	1,620
Baoshan Iron & Steel Co. Ltd., Class A	4,372	4,825
BOE Technology Group Co. Ltd., Class A	9,721	3,855
China Conch Venture Holdings Ltd.	2,476	6,967
China Construction Bank Corp., Class H	46,695	37,055
China Jushi Co. Ltd., Class A	1,183	1,609
China Maple Leaf Educational Systems Ltd.	5,786	2,511
China Merchants Bank Co. Ltd., Class H	5,777	22,306
China Railway Construction Corp. Ltd., Class H	6,361	8,079
China Railway Group Ltd., Class H	8,822	7,884
China Resources Cement Holdings Ltd.	7,810	6,933
China Shenhua Energy Co. Ltd., Class H	2,215	5,010
China Vanke Co. Ltd., Class H	5,158	15,928
Chongqing Department Store Co. Ltd., Class A	342	1,330
CNOOC Ltd.	10,291	17,525
Country Garden Holdings Co. Ltd.	8,891	9,568
Daqin Railway Co. Ltd., Class A	1,319	1,529
Geely Automobile Holdings Ltd.	3,424	6,598

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
Grandblue Environment Co. Ltd., Class A	813	1,467
Gree Electric Appliances, Inc. of Zhuhai, Class A	268	1,474
Huayu Automotive Systems Co. Ltd., Class A	468	1,175
Industrial & Commercial Bank of China Ltd., Class H	51,458	34,910
Nexteer Automotive Group Ltd.	2,143	3,022
PetroChina Co. Ltd., Class H	20,874	15,009
Ping An Insurance Group Co. of China Ltd., Class H	2,059	19,461
Postal Savings Bank of China Co. Ltd., Class H (a)	20,675	12,370
Sany Heavy Industry Co. Ltd., Class A	1,312	1,490
Shanghai International Airport Co. Ltd., Class A	193	1,380
Shenzhen Expressway Co. Ltd., Class H	4,808	4,431
Shenzhen Fuanna Bedding and Furnishing Co. Ltd., Class A	1,030	1,096
Sinopec Shanghai Petrochemical Co. Ltd., Class A	6,489	4,926
Sinotruk Hong Kong Ltd.	2,011	2,907
Tencent Holdings Ltd.	2,063	70,677
Tianneng Power International Ltd.	2,470	1,982
Tingyi Cayman Islands Holding Corp.	3,082	4,567
Uni-President China Holdings Ltd.	7,099	6,906
Wangfujing Group Co. Ltd., Class A	584	1,186
Want Want China Holdings Ltd.	10,523	7,528
Weichai Power Co. Ltd., Class H	5,202	5,143
Weifu High-Technology Group Co. Ltd., Class A	523	1,339
Wuliangye Yibin Co. Ltd., Class A	166	1,150
XCMG Construction Machinery Co. Ltd., Class A	2,843	1,361
Yanzhou Coal Mining Co. Ltd., Class H	5,126	4,875
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H (a)	853	2,924
Zhongsheng Group Holdings Ltd.	1,634	2,986
Zijin Mining Group Co. Ltd., Class H	13,336	4,989

		478,228

Hungary — 1.7%
MOL Hungarian Oil & Gas plc	828	8,686
OTP Bank Nyrt	515	18,490

		27,176

India — 3.7%
Firstsource Solutions Ltd.	3,915	3,239
Graphite India Ltd.	464	5,979
HCL Technologies Ltd.	1,294	18,501
HEG Ltd.	59	3,407
Mindtree Ltd.	341	3,928
NIIT Technologies Ltd.	474	7,871
Oil & Natural Gas Corp. Ltd.	2,242	4,645

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
India — continued
Tech Mahindra Ltd.	560	5,641
WNS Holdings Ltd., ADR*	96	4,801

		58,012

Indonesia — 1.0%
Bank Rakyat Indonesia Persero Tbk. PT	54,553	11,322
Bukit Asam Tbk. PT	13,526	3,799

		15,121

Malaysia — 1.0%
AirAsia Group Bhd.	1,393	875
CIMB Group Holdings Bhd.	2,640	3,612
Tenaga Nasional Bhd.	3,287	11,556

		16,043

Mexico — 0.8%
Wal-Mart de Mexico SAB de CV	4,695	11,990

Poland — 0.8%
Polski Koncern Naftowy ORLEN SA	495	11,902

Russia — 7.3%
Alrosa PJSC	8,595	13,034
LUKOIL PJSC, ADR	360	26,829
Magnitogorsk Iron & Steel Works PJSC	8,711	6,333
MMC Norilsk Nickel PJSC, ADR	969	16,037
Novatek PJSC, GDR (a)	35	5,908
Novolipetsk Steel PJSC, GDR (a)	154	3,715
Ros Agro plc, GDR (a)	127	1,284
RusHydro PJSC	291,040	2,429
Sberbank of Russia PJSC, ADR	1,355	15,938
Sberbank of Russia PJSC, ADR	89	1,045
Severstal PJSC, GDR (a)	407	6,323
Surgutneftegas PJSC (Preference)	9,529	5,505
Tatneft PJSC, ADR	131	9,251
Tatneft PJSC, ADR	1	39

		113,670

South Africa — 3.5%
AngloGold Ashanti Ltd.	472	4,598
Astral Foods Ltd.	242	3,252
Nedbank Group Ltd.	790	13,357
Old Mutual Ltd.	4,230	6,377
Sasol Ltd.	613	20,035
SPAR Group Ltd. (The)	532	6,337

		53,956

South Korea — 14.0%
Daelim Industrial Co. Ltd.	49	3,297

INVESTMENTS	SHARES (000)	VALUE ($000)

South Korea — continued
Doosan Infracore Co. Ltd. *	593	4,030
GS Engineering & Construction Corp.	89	3,264
Hana Financial Group, Inc.	478	16,111
Hyundai Marine & Fire Insurance Co. Ltd.	135	4,978
Industrial Bank of Korea	991	12,941
KT&G Corp.	197	17,582
Kumho Petrochemical Co. Ltd.	59	4,477
LG Corp.	71	4,115
LG Display Co. Ltd.	277	4,035
LG Uplus Corp.	541	7,694
Orion Corp.	26	2,155
Samsung Electro-Mechanics Co. Ltd.	69	7,176
Samsung Electronics Co. Ltd.	1,408	52,696
Samsung SDI Co. Ltd.	40	8,373
Samsung SDS Co. Ltd.	45	7,670
Shinhan Financial Group Co. Ltd.	557	20,743
SK Holdings Co. Ltd.	55	12,739
SK Telecom Co. Ltd.	30	7,030
Woori Bank	1,218	16,880

		217,986

Taiwan — 14.2%
AU Optronics Corp.	19,315	7,546
Catcher Technology Co. Ltd.	1,700	17,189
Chailease Holding Co. Ltd.	1,583	4,540
Chilisin Electronics Corp. *	660	1,590
Chipbond Technology Corp.	3,141	5,785
CTBC Financial Holding Co. Ltd.	30,823	20,640
E.Sun Financial Holding Co. Ltd.	11,623	7,717
Far Eastern New Century Corp.	7,029	7,070
FLEXium Interconnect, Inc.	1,572	3,975
Fubon Financial Holding Co. Ltd.	11,137	17,473
Gigabyte Technology Co. Ltd.	2,770	3,642
Globalwafers Co. Ltd.	753	5,994
Largan Precision Co. Ltd.	35	3,824
Micro-Star International Co. Ltd.	1,667	3,714
Novatek Microelectronics Corp.	1,813	8,021
Powertech Technology, Inc.	2,899	6,359
President Chain Store Corp.	1,459	16,504
Silicon Motion Technology Corp., ADR	164	6,155
Sino-American Silicon Products, Inc. *	3,251	6,088
Taiwan Cement Corp.	4,207	4,729
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	710	27,034
Uni-President Enterprises Corp.	4,892	11,858
Walsin Lihwa Corp.	7,510	3,735

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Taiwan — continued
Yageo Corp.	309		3,171
Yuanta Financial Holding Co. Ltd.	22,109		10,752
Zhen Ding Technology Holding Ltd.	2,253		5,155

			220,260

Thailand — 4.3%
Indorama Ventures PCL	2,086		3,422
Kiatnakin Bank PCL	1,507		3,243
Krung Thai Bank PCL	15,368		9,330
Land & Houses PCL	14,748		4,598
PTT Exploration & Production PCL	1,880		7,875
PTT Global Chemical PCL	6,117		14,208
PTT PCL	12,069		18,212
Quality Houses PCL	34,646		3,286
Tisco Financial Group PCL	1,349		3,210

			67,384

Turkey — 1.8%
Eregli Demir ve Celik Fabrikalari TAS	3,715		6,029
Ford Otomotiv Sanayi A/S	290		3,117
Petkim Petrokimya Holding A/S	5,013		4,563
Tekfen Holding A/S	1,854		7,059
Turk Hava Yollari AO *	2,604		6,558

			27,326

United Kingdom — 0.3%
Mondi Ltd.	185		4,424

United States — 1.1%
Cognizant Technology Solutions Corp., Class A	251		17,329

Vietnam — 0.0% (b)
Hoa Phat Group JSC *	—	(c)	—	(c)

Total Common Stocks (Cost $1,522,094)			1,521,277

	NO. OF RIGHTS (000)
Rights — 0.0% (b)
Russia — 0.0% (b)
RusHydro PJSC, expiring 12/28/2018 * (Cost $—)	10,583		—	(c)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.7%
Investment Companies — 2.7%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (d) (e) (Cost $42,721)	42,721	42,721

Total Investments — 100.5% (Cost $1,564,815)		1,563,998
Liabilities in Excess of Other Assets — (0.5)%		(8,341)

NET ASSETS — 100.0%		1,555,657

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	23.4%
Oil, Gas & Consumable Fuels	9.3
Metals & Mining	6.6
Interactive Media & Services	6.2
Technology Hardware, Storage & Peripherals	5.2
Semiconductors & Semiconductor Equipment	4.2
IT Services	3.9
Chemicals	3.4
Internet & Direct Marketing Retail	2.9
Electronic Equipment, Instruments & Components	2.9
Food Products	2.6
Insurance	2.6
Food & Staples Retailing	2.6
Real Estate Management & Development	2.1
Construction & Engineering	1.9
Construction Materials	1.8
Industrial Conglomerates	1.5
Diversified Consumer Services	1.5
Diversified Financial Services	1.4
Machinery	1.4
Capital Markets	1.3
Tobacco	1.1
Others (each less than 1.0%)	7.5
Short-Term Investments	2.7

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%
Argentina — 2.1%
MercadoLibre, Inc.	298	96,847

Australia — 0.5%
Oil Search Ltd.	4,209	23,142

Brazil — 10.6%
Ambev SA, ADR	8,706	37,696
B3 SA — Brasil Bolsa Balcao *	14,236	102,100
Cielo SA	3,264	11,605
Itau Unibanco Holding SA, ADR	7,808	102,828
Itau Unibanco Holding SA (Preference)	1,076	14,209
Kroton Educacional SA	17,875	54,756
Lojas Renner SA *	6,708	67,921
Petrobras Distribuidora SA	4,749	30,512
Raia Drogasil SA *	1,867	31,579
Ultrapar Participacoes SA	2,252	26,627
WEG SA	1,671	8,087

		487,920

China — 26.6%
Alibaba Group Holding Ltd., ADR *	1,724	245,360
Baidu, Inc., ADR *	335	63,683
Fuyao Glass Industry Group Co. Ltd., Class A	15,800	49,311
Hangzhou Robam Appliances Co. Ltd., Class A	11,087	33,632
Han’s Laser Technology Industry Group Co. Ltd., Class A	9,407	42,604
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	18,349	58,440
JD.com, Inc., ADR *	1,814	42,660
Kweichow Moutai Co. Ltd., Class A	483	38,254
Meituan Dianping, Class B * (a)	1,773	11,461
Midea Group Co. Ltd., Class A	9,048	48,439
New Oriental Education & Technology Group, Inc., ADR *	801	46,863
Ping An Insurance Group Co. of China Ltd., Class H	21,889	206,935
Shenzhou International Group Holdings Ltd.	4,342	48,138
Tencent Holdings Ltd.	6,940	237,749
Yum China Holdings, Inc.	1,399	50,493

		1,224,022

Egypt — 0.9%
Commercial International Bank Egypt SAE (Registered), GDR (a)	9,723	42,249

Hong Kong — 6.4%
AIA Group Ltd.	27,876	212,056
Jardine Matheson Holdings Ltd.	516	29,778
Techtronic Industries Co. Ltd.	10,909	51,368

		293,202

INVESTMENTS	SHARES (000)	VALUE ($000)

India — 16.6%
Asian Paints Ltd.	1,884	31,355
HDFC Bank Ltd.	3,995	103,741
HDFC Bank Ltd., ADR	945	84,000
HDFC Standard Life Insurance Co. Ltd. (a)	10,111	50,953
Housing Development Finance Corp. Ltd.	8,168	195,410
IndusInd Bank Ltd.	3,316	63,924
ITC Ltd.	13,209	50,055
Kotak Mahindra Bank Ltd.	3,493	52,860
Tata Consultancy Services Ltd.	3,413	89,465
UltraTech Cement Ltd.	930	44,007

		765,770

Indonesia — 2.5%
Astra International Tbk. PT	73,185	38,069
Bank Central Asia Tbk. PT	36,491	56,818
Bank Rakyat Indonesia Persero Tbk. PT	104,467	21,682

		116,569

Macau — 1.2%
Sands China Ltd.	13,445	53,167

Mexico — 3.3%
Fomento Economico Mexicano SAB de CV, ADR	624	53,041
Grupo Financiero Banorte SAB de CV, Class O	11,813	64,995
Infraestructura Energetica Nova SAB de CV	8,923	34,980

		153,016

Panama — 0.7%
Copa Holdings SA, Class A	444	32,181

Peru — 1.3%
Credicorp Ltd.	272	61,297

Portugal — 0.8%
Jeronimo Martins SGPS SA	3,100	38,046

Russia — 3.1%
Sberbank of Russia PJSC	48,717	140,026

South Africa — 5.8%
Bid Corp. Ltd.	4,691	87,833
Bidvest Group Ltd. (The)	2,459	30,689
Capitec Bank Holdings Ltd.	467	31,365
FirstRand Ltd.	5,340	23,322
Mr Price Group Ltd.	1,834	28,709
Sanlam Ltd.	12,790	64,404

		266,322

South Korea — 6.3%
NAVER Corp.	409	41,193
NCSoft Corp.	97	36,518

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
South Korea — continued
Samsung Electronics Co. Ltd.	5,606	209,868

		287,579

Spain — 0.4%
Prosegur Cia de Seguridad SA	3,592	19,949

Taiwan — 7.2%
Largan Precision Co. Ltd.	369	40,318
President Chain Store Corp.	5,719	64,694
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5,982	227,932

		332,944

Thailand — 0.6%
Kasikornbank PCL, NVDR	4,300	25,885

Turkey — 0.3%
Ford Otomotiv Sanayi A/S	1,070	11,491

United States — 1.4%
EPAM Systems, Inc.*	547	65,339

Total Common Stocks (Cost $3,989,311)		4,536,963

	NO. OF WARRANTS (000)
Warrants — 0.5%
United Kingdom — 0.0% (b)
HSBC Bank plc expiring 7/20/2020, price 1.00 *	54	710

United States — 0.5%
Almarai Co. expiring 7/11/2019, price 1.00 *	1,597	20,784
expiring 7/20/2020, price 1.00 *	90	1,174

		21,958

Total Warrants (Cost $30,996)		22,668

	SHARES (000)
Short-Term Investments — 1.3%
Investment Companies — 1.3%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (c) (d) (Cost $58,479)	58,479	58,479

Total Investments — 100.4% (Cost $4,078,786)		4,618,110
Liabilities in Excess of Other Assets — (0.4)%		(16,905)

NET ASSETS — 100.0%		4,601,205

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	18.8%
Insurance	11.6
Internet & Direct Marketing Retail	8.6
Interactive Media & Services	7.4
Semiconductors & Semiconductor Equipment	4.9
Food & Staples Retailing	4.8
Technology Hardware, Storage & Peripherals	4.5
Thrifts & Mortgage Finance	4.2
IT Services	3.6
Household Durables	2.9
Beverages	2.8
Hotels, Restaurants & Leisure	2.2
Capital Markets	2.2
Diversified Consumer Services	2.2
Food Products	1.7
Multiline Retail	1.5
Industrial Conglomerates	1.3
Specialty Retail	1.3
Machinery	1.1
Tobacco	1.1
Oil, Gas & Consumable Fuels	1.1
Automobiles	1.1
Auto Components	1.1
Textiles, Apparel & Luxury Goods	1.0
Construction Materials	1.0
Others (each less than 1.0%)	4.7
Short-Term Investments	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-voting depository receipt
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Europe Dynamic Fund

(formerly known as JPMorgan Intrepid European Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 101.6%
Australia — 2.5%
Rio Tinto plc	348	16,888

Belgium — 1.7%
KBC Group NV	169	11,667

Denmark — 3.1%
Novo Nordisk A/S, Class B	312	13,460
Royal Unibrew A/S	113	8,002

		21,462

Finland — 2.9%
Neste OYJ	134	10,968
UPM-Kymmene OYJ	281	9,036

		20,004

France — 18.8%
Airbus SE	104	11,463
Capgemini SE	82	10,073
Dassault Systemes SE	46	5,704
Eiffage SA	88	8,626
Engie SA	881	11,706
Kering SA	29	12,747
Peugeot SA	530	12,609
Safran SA	112	14,511
Teleperformance	36	5,958
Thales SA	111	14,155
TOTAL SA	125	7,326
Vinci SA	157	13,999

		128,877

Germany — 7.0%
Allianz SE (Registered)	95	19,837
Bayer AG (Registered)	82	6,320
Deutsche Telekom AG (Registered)	761	12,478
Hannover Rueck SE	43	5,721
SAP SE	32	3,416

		47,772

Italy — 5.2%
Enel SpA	2,675	13,115
Eni SpA	800	14,207
Saipem SpA *	1,489	8,144

		35,466

Jordan — 1.3%
Hikma Pharmaceuticals plc	377	9,149

Luxembourg — 1.4%
ArcelorMittal	383	9,565

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — 9.7%
ABN AMRO Group NV, CVA (a)	498	12,207
Adyen NV * (a)	12	7,769
ASML Holding NV	71	12,292
ASR Nederland NV	260	11,813
ING Groep NV	1,258	14,887
NN Group NV	167	7,188

		66,156

Norway — 1.0%
Telenor ASA	368	6,743

Spain — 4.7%
ACS Actividades de Construccion y Servicios SA	301	11,260
Ence Energia y Celulosa SA	582	4,887
Repsol SA	911	16,271

		32,418

Sweden — 6.1%
Dometic Group AB (b)	194	1,354
Swedish Match AB	150	7,617
Swedish Orphan Biovitrum AB *	312	6,363
Tele2 AB, Class B	967	10,978
Telefonaktiebolaget LM Ericsson, Class B	674	5,869
Volvo AB, Class B	664	9,923

		42,104

Switzerland — 18.6%
Logitech International SA (Registered)	278	10,309
Nestle SA (Registered)	141	11,902
Novartis AG (Registered)	342	29,972
Partners Group Holding AG	8	5,685
Roche Holding AG	138	33,658
Sunrise Communications Group AG * (a)	114	10,018
Swatch Group AG (The)	27	8,958
Zurich Insurance Group AG *	54	16,918

		127,420

United Kingdom — 16.4%
Ashtead Group plc	287	7,080
BP plc	1,647	11,900
Centrica plc	6,644	12,480
Fevertree Drinks plc	185	6,565
Fiat Chrysler Automobiles NV *	301	4,576
GlaxoSmithKline plc	956	18,520
Next plc	129	8,601
Pearson plc	1,120	12,867
Persimmon plc	311	9,101
Rolls-Royce Holdings plc *	999	10,714

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
Taylor Wimpey plc	5,010	10,317

		112,721

United States — 1.2%
Burford Capital Ltd.	375	7,941

Total Common Stocks (Cost $734,469)		696,353

Preferred Stocks — 0.1%
United Kingdom — 0.1%
Rolls-Royce Holdings plc (Preference) * (Cost $58)	45,643	58

Short-Term Investments — 7.4%
Investment Companies — 7.4%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (c) (d) (Cost $51,037)	51,037	51,037

Total Investments — 109.1% (Cost $785,564)		747,448
Liabilities in Excess of Other Assets — (9.1%)		(62,101)

NET ASSETS — 100.0%		685,347

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	14.9%
Insurance	8.2
Oil, Gas & Consumable Fuels	8.1
Aerospace & Defense	6.8
Banks	5.2
Construction & Engineering	4.5
Diversified Telecommunication Services	3.9
Metals & Mining	3.5
Multi-Utilities	3.2
Textiles, Apparel & Luxury Goods	2.9
Household Durables	2.6
IT Services	2.4
Automobiles	2.3
Beverages	2.0
Paper & Forest Products	1.9
Capital Markets	1.8
Electric Utilities	1.8
Media	1.7
Semiconductors & Semiconductor Equipment	1.6
Food Products	1.6
Wireless Telecommunication Services	1.5
Technology Hardware, Storage & Peripherals	1.4
Machinery	1.3
Software	1.2
Multiline Retail	1.2
Energy Equipment & Services	1.1
Tobacco	1.0
Others (each less than 1.0%)	3.6
Short-Term Investment	6.8

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Europe Dynamic Fund

(formerly known as JPMorgan Intrepid European Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

Abbreviations

CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	487	12/2018	EUR	17,552	56
FTSE 100 Index	97	12/2018	GBP	8,785	145

					201

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%
Argentina — 0.0% (a)
MercadoLibre, Inc.	7	2,268

Australia — 2.9%
AGL Energy Ltd.	84	1,075
Alumina Ltd.	871	1,581
Amcor Ltd.	245	2,307
AMP Ltd.	461	808
APA Group	237	1,612
Aristocrat Leisure Ltd.	57	1,076
ASX Ltd.	22	922
Aurizon Holdings Ltd.	522	1,555
Australia & New Zealand Banking Group Ltd.	510	9,387
Bendigo & Adelaide Bank Ltd.	86	622
BHP Billiton Ltd.	518	11,941
BHP Billiton plc	164	3,270
Boral Ltd.	216	861
Brambles Ltd.	248	1,870
Caltex Australia Ltd.	60	1,203
Challenger Ltd.	96	702
Coca-Cola Amatil Ltd.	186	1,307
Cochlear Ltd.	14	1,801
Commonwealth Bank of Australia	272	13,371
Computershare Ltd.	137	1,929
Crown Resorts Ltd.	10	90
CSL Ltd.	73	9,725
Dexus, REIT	176	1,275
Fortescue Metals Group Ltd.	165	469
Goodman Group, REIT	331	2,430
GPT Group (The), REIT	152	557
Incitec Pivot Ltd.	274	760
Insurance Australia Group Ltd.	291	1,407
LendLease Group	94	1,169
Macquarie Group Ltd.	56	4,634
Medibank Pvt Ltd.	444	879
Mirvac Group, REIT	1,066	1,640
National Australia Bank Ltd.	449	8,049
Newcrest Mining Ltd.	115	1,689
Oil Search Ltd.	263	1,446
Orica Ltd.	100	1,224
Origin Energy Ltd. *	245	1,272
QBE Insurance Group Ltd.	288	2,313
Ramsay Health Care Ltd.	30	1,188
REA Group Ltd.	19	970
Rio Tinto Ltd.	81	4,404
Rio Tinto plc	319	15,465
Santos Ltd.	289	1,355

INVESTMENTS	SHARES (000)	VALUE ($000)

Australia — continued
Scentre Group, REIT	1,106	3,116
SEEK Ltd.	6	79
Sonic Healthcare Ltd.	49	782
South32 Ltd.	1,059	2,730
Stockland, REIT	421	1,076
Suncorp Group Ltd.	277	2,757
Sydney Airport	280	1,279
Tabcorp Holdings Ltd.	397	1,302
Telstra Corp. Ltd.	702	1,536
TPG Telecom Ltd.	159	812
Transurban Group	401	3,226
Treasury Wine Estates Ltd.	100	1,077
Vicinity Centres, REIT	578	1,085
Wesfarmers Ltd.	174	5,778
Westpac Banking Corp.	523	9,940
Woodside Petroleum Ltd.	115	2,833
Woolworths Group Ltd.	242	4,878

		167,896

Austria — 0.2%
Erste Group Bank AG *	221	9,003

Belgium — 0.2%
Anheuser-Busch InBev SA/NV	79	5,854
KBC Group NV	118	8,155

		14,009

Canada — 3.1%
Agnico Eagle Mines Ltd.	36	1,273
Alimentation Couche-Tard, Inc., Class B	72	3,446
ARC Resources Ltd.	62	573
Bank of Montreal	107	8,022
Bank of Nova Scotia (The)	194	10,417
Barrick Gold Corp.	191	2,389
BCE, Inc.	26	1,024
Brookfield Asset Management, Inc., Class A	153	6,239
Canadian Imperial Bank of Commerce	68	5,859
Canadian National Railway Co.	130	11,112
Canadian Natural Resources Ltd.	187	5,134
Canadian Pacific Railway Ltd.	25	5,103
Canadian Tire Corp. Ltd., Class A	12	1,339
Cenovus Energy, Inc.	145	1,224
CGI Group, Inc., Class A *	38	2,342
Constellation Software, Inc.	3	2,244
Crescent Point Energy Corp.	91	432
Dollarama, Inc.	60	1,650
Enbridge, Inc.	134	4,186

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Canada — continued
Encana Corp.	146	1,493
Fairfax Financial Holdings Ltd.	4	1,859
Fortis, Inc.	48	1,579
Franco-Nevada Corp.	29	1,842
Gildan Activewear, Inc.	41	1,237
Goldcorp, Inc.	137	1,237
Great-West Lifeco, Inc.	53	1,223
Imperial Oil Ltd.	51	1,586
Intact Financial Corp.	22	1,772
Inter Pipeline Ltd.	61	988
Kinross Gold Corp. *	214	556
Loblaw Cos. Ltd.	39	1,938
Magna International, Inc.	68	3,351
Manulife Financial Corp.	336	5,298
Metro, Inc.	43	1,356
National Bank of Canada	57	2,583
Nutrien Ltd.	113	5,985
Open Text Corp.	44	1,468
Pembina Pipeline Corp.	65	2,089
Power Corp. of Canada	64	1,321
Power Financial Corp.	45	967
Restaurant Brands International, Inc.	37	2,053
Rogers Communications, Inc., Class B	62	3,186
Royal Bank of Canada	232	16,939
Saputo, Inc.	44	1,333
Shaw Communications, Inc., Class B	70	1,297
SNC-Lavalin Group, Inc.	27	956
Sun Life Financial, Inc.	105	3,852
Suncor Energy, Inc.	265	8,890
Teck Resources Ltd., Class B	92	1,900
Thomson Reuters Corp.	59	2,735
Toronto-Dominion Bank (The)	293	16,260
TransCanada Corp.	121	4,564
Wheaton Precious Metals Corp.	71	1,174

		180,875

China — 0.0% (a)
BOC Hong Kong Holdings Ltd.	723	2,707
Yangzijiang Shipbuilding Holdings Ltd.	412	369

		3,076

Denmark — 0.4%
Chr Hansen Holding A/S	64	6,451
Novo Nordisk A/S, Class B	399	17,210

		23,661

INVESTMENTS	SHARES (000)	VALUE ($000)

Finland — 0.3%
Elisa OYJ	118	4,694
Nordea Bank AB	862	7,493
UPM-Kymmene OYJ	233	7,495

		19,682

France — 4.2%
Accor SA	137	6,241
Air Liquide SA	96	11,565
Airbus SE	130	14,374
Alstom SA *	203	8,876
AXA SA	150	3,743
BioMerieux	40	3,084
BNP Paribas SA	274	14,263
Capgemini SE	73	8,873
Cie Generale des Etablissements Michelin SCA	52	5,293
Eutelsat Communications SA	251	5,089
Kering SA	13	5,663
Legrand SA	101	6,566
L’Oreal SA	27	6,164
LVMH Moet Hennessy Louis Vuitton SE	61	18,447
Natixis SA	1,240	7,242
Orange SA	860	13,429
Pernod Ricard SA	56	8,471
Renault SA	97	7,212
Sanofi	199	17,773
Schneider Electric SE	180	12,995
Thales SA	68	8,728
TOTAL SA	429	25,193
Unibail-Rodamco-Westfield, REIT	25	4,580
Unibail-Rodamco-Westfield, REIT, CHDI *	103	928
Vinci SA	169	15,042
Vivendi SA	136	3,271

		243,105

Germany — 3.1%
adidas AG	61	14,286
Allianz SE (Registered)	82	17,062
BASF SE	169	12,975
Bayer AG (Registered)	112	8,571
Bayerische Motoren Werke AG	33	2,856
Daimler AG (Registered)	127	7,502
Deutsche Post AG (Registered)	367	11,586
Deutsche Telekom AG (Registered)	741	12,151
Fresenius SE & Co. KGaA	54	3,428
Infineon Technologies AG	422	8,447
Merck KGaA	58	6,158

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Germany — continued
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	64	13,649
RWE AG	449	8,741
SAP SE	210	22,488
Siemens AG (Registered)	130	14,932
Volkswagen AG (Preference)	83	13,979

		178,811

Hong Kong — 1.2%
AIA Group Ltd.	1,940	14,759
ASM Pacific Technology Ltd.	67	584
Bank of East Asia Ltd. (The)	41	133
CK Asset Holdings Ltd.	342	2,228
CK Hutchison Holdings Ltd.	518	5,215
CK Infrastructure Holdings Ltd.	171	1,248
CLP Holdings Ltd.	356	3,989
Galaxy Entertainment Group Ltd.	433	2,351
Hang Lung Properties Ltd.	59	107
Hang Seng Bank Ltd.	162	3,794
Henderson Land Development Co. Ltd.	313	1,460
HKT Trust & HKT Ltd.	556	767
Hong Kong & China Gas Co. Ltd.	1,719	3,284
Hong Kong Exchanges & Clearing Ltd.	177	4,708
Hongkong Land Holdings Ltd.	188	1,113
Hutchison Port Holdings Trust	2,431	598
Jardine Matheson Holdings Ltd.	19	1,080
Kerry Properties Ltd.	265	834
Li & Fung Ltd.	1,756	349
Link REIT	291	2,582
MTR Corp. Ltd.	201	975
New World Development Co. Ltd.	614	781
NWS Holdings Ltd.	410	814
Power Assets Holdings Ltd.	216	1,442
Sino Land Co. Ltd.	908	1,426
Sun Hung Kai Properties Ltd.	282	3,658
Swire Pacific Ltd., Class A	158	1,641
Techtronic Industries Co. Ltd.	99	464
WH Group Ltd. (b)	1,040	730
Wharf Holdings Ltd. (The)	348	870
Wharf Real Estate Investment Co. Ltd.	282	1,752
Wheelock & Co. Ltd.	260	1,390
Yue Yuen Industrial Holdings Ltd.	249	684

		67,810

Ireland — 0.5%
CRH plc	355	10,591

INVESTMENTS	SHARES (000)		VALUE ($000)

Ireland — continued
James Hardie Industries plc, CHDI	104		1,386
Kerry Group plc, Class A	75		7,642
Kingspan Group plc	101		4,397
Ryanair Holdings plc, ADR *	71		5,915

			29,931

Israel — 0.1%
Teva Pharmaceutical Industries Ltd., ADR	155		3,092

Italy — 0.4%
Enel SpA	2,979		14,605
Intesa Sanpaolo SpA	832		1,842
UniCredit SpA	749		9,580

			26,027

Japan — 8.0%
AEON Financial Service Co. Ltd.	26		513
AGC, Inc.	61		1,995
Ajinomoto Co., Inc.	126		2,040
Alfresa Holdings Corp.	40		1,070
Amada Holdings Co. Ltd.	170		1,602
Asahi Group Holdings Ltd.	105		4,592
Asahi Kasei Corp.	135		1,615
Astellas Pharma, Inc.	191		2,946
Bandai Namco Holdings, Inc.	94		3,344
Bridgestone Corp.	141		5,437
Canon, Inc.	121		3,438
Central Japan Railway Co.	11		2,073
Chubu Electric Power Co., Inc.	155		2,241
Chugai Pharmaceutical Co. Ltd.	25		1,434
Coca-Cola Bottlers Japan Holdings, Inc.	21		550
Concordia Financial Group Ltd.	449		2,054
Dai Nippon Printing Co. Ltd.	29		644
Daicel Corp.	265		2,807
Dai-ichi Life Holdings, Inc.	145		2,725
Daiichi Sankyo Co. Ltd.	135		5,168
Daikin Industries Ltd.	55		6,410
Daito Trust Construction Co. Ltd.	13		1,753
Daiwa House Industry Co. Ltd.	141		4,242
Daiwa House REIT Investment Corp., REIT	—	(c)	607
Denso Corp.	37		1,641
East Japan Railway Co.	68		5,913
Eisai Co. Ltd.	16		1,349
Electric Power Development Co. Ltd.	117		3,188
FANUC Corp.	21		3,566
Fast Retailing Co. Ltd.	7		3,474
Fuji Electric Co. Ltd.	27		836

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Japan — continued
FUJIFILM Holdings Corp.	101		4,364
Fujitsu Ltd.	16		998
Hakuhodo DY Holdings, Inc.	47		776
Hankyu Hanshin Holdings, Inc.	22		720
Hino Motors Ltd.	142		1,356
Hisamitsu Pharmaceutical Co., Inc.	39		2,198
Hitachi High-Technologies Corp.	41		1,550
Hitachi Ltd.	195		5,952
Honda Motor Co. Ltd.	310		8,838
Hoya Corp.	31		1,731
Hulic Co. Ltd.	139		1,267
ITOCHU Corp.	316		5,855
J Front Retailing Co. Ltd.	176		2,308
Japan Airlines Co. Ltd.	83		2,946
Japan Exchange Group, Inc.	34		614
Japan Prime Realty Investment Corp., REIT	—	(c)	596
Japan Real Estate Investment Corp., REIT	—	(c)	1,125
Japan Retail Fund Investment Corp., REIT	1		1,055
Japan Tobacco, Inc.	155		3,993
JFE Holdings, Inc.	75		1,404
JTEKT Corp.	46		574
JXTG Holdings, Inc.	834		5,637
Kao Corp.	98		6,519
Kawasaki Heavy Industries Ltd.	91		2,152
KDDI Corp.	203		4,920
Keikyu Corp.	34		496
Keyence Corp.	17		8,305
Kintetsu Group Holdings Co. Ltd.	18		707
Kirin Holdings Co. Ltd.	108		2,575
Komatsu Ltd.	121		3,143
Kose Corp.	14		2,047
Kubota Corp.	37		579
Kyocera Corp.	30		1,624
Kyowa Hakko Kirin Co. Ltd.	131		2,543
M3, Inc.	119		1,921
Mabuchi Motor Co. Ltd.	57		2,038
Marui Group Co. Ltd.	149		3,202
Mazda Motor Corp.	173		1,845
Mebuki Financial Group, Inc.	580		1,766
MEIJI Holdings Co. Ltd.	29		1,911
Mitsubishi Corp.	280		7,889
Mitsubishi Electric Corp.	394		4,984
Mitsubishi Estate Co. Ltd.	284		4,534
Mitsubishi Tanabe Pharma Corp.	25		375
Mitsubishi UFJ Financial Group, Inc.	1,982		11,998

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued
Mitsubishi UFJ Lease & Finance Co. Ltd.	100		516
Mitsui & Co. Ltd.	276		4,617
Mitsui Chemicals, Inc.	105		2,343
Mitsui Fudosan Co. Ltd.	88		1,980
Mizuho Financial Group, Inc.	1,993		3,422
MS&AD Insurance Group Holdings, Inc.	32		973
Murata Manufacturing Co. Ltd.	24		3,673
Nexon Co. Ltd. *	133		1,515
NGK Spark Plug Co. Ltd.	90		1,813
NH Foods Ltd.	23		776
Nidec Corp.	43		5,497
Nintendo Co. Ltd.	20		6,369
Nippon Building Fund, Inc., REIT	—	(c)	1,246
Nippon Prologis REIT, Inc., REIT	—	(c)	517
Nippon Steel & Sumitomo Metal Corp.	157		2,898
Nippon Telegraph & Telephone Corp.	148		6,099
Nippon Yusen KK	101		1,622
Nissan Motor Co. Ltd.	403		3,667
Nitori Holdings Co. Ltd.	18		2,298
Nitto Denko Corp.	23		1,462
Nomura Holdings, Inc.	355		1,704
Nomura Real Estate Master Fund, Inc., REIT	—	(c)	584
Nomura Research Institute Ltd.	71		3,148
NSK Ltd.	101		994
NTT DOCOMO, Inc.	282		6,993
Obayashi Corp.	115		1,016
Obic Co. Ltd.	6		528
Olympus Corp.	87		2,890
Ono Pharmaceutical Co. Ltd.	127		2,878
Oriental Land Co. Ltd.	16		1,533
ORIX Corp.	319		5,189
Otsuka Corp.	68		2,246
Otsuka Holdings Co. Ltd.	107		5,094
Panasonic Corp.	468		5,024
Persol Holdings Co. Ltd.	132		2,500
Recruit Holdings Co. Ltd.	155		4,171
Renesas Electronics Corp. *	287		1,511
Resona Holdings, Inc.	223		1,175
Rohm Co. Ltd.	33		2,341
Ryohin Keikaku Co. Ltd.	5		1,427
Santen Pharmaceutical Co. Ltd.	52		767
Seibu Holdings, Inc.	160		2,910
Seiko Epson Corp.	81		1,311
Sekisui House Ltd.	108		1,579
Seven & i Holdings Co. Ltd.	160		6,941

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Japan — continued
Shimano, Inc.	9		1,256
Shimizu Corp.	276		2,240
Shin-Etsu Chemical Co. Ltd.	78		6,493
Shinsei Bank Ltd.	86		1,302
Shionogi & Co. Ltd.	10		646
Shiseido Co. Ltd.	37		2,353
Shizuoka Bank Ltd. (The)	134		1,168
SMC Corp.	12		3,825
SoftBank Group Corp.	113		8,966
Sompo Holdings, Inc.	53		2,169
Sony Corp.	206		11,126
Stanley Electric Co. Ltd.	23		683
Subaru Corp.	14		370
Sumitomo Chemical Co. Ltd.	383		1,921
Sumitomo Corp.	16		237
Sumitomo Electric Industries Ltd.	167		2,282
Sumitomo Metal Mining Co. Ltd.	71		2,223
Sumitomo Mitsui Financial Group, Inc.	243		9,461
Sumitomo Mitsui Trust Holdings, Inc.	90		3,580
Sumitomo Realty & Development Co. Ltd.	41		1,412
Sundrug Co. Ltd.	17		625
Suntory Beverage & Food Ltd.	36		1,463
Suzuken Co. Ltd.	11		542
Suzuki Motor Corp.	91		4,533
T&D Holdings, Inc.	176		2,805
Takeda Pharmaceutical Co. Ltd.	76		3,155
THK Co. Ltd.	59		1,299
Toho Gas Co. Ltd.	45		1,543
Tokio Marine Holdings, Inc.	148		6,968
Tokyo Electric Power Co. Holdings, Inc. *	185		947
Tokyo Electron Ltd.	20		2,753
Tokyo Gas Co. Ltd.	91		2,245
Tokyu Corp.	231		3,813
Tokyu Fudosan Holdings Corp.	343		1,931
Toppan Printing Co. Ltd.	57		811
Toray Industries, Inc.	453		3,210
Toshiba Corp. *	75		2,239
Toyota Industries Corp.	10		501
Toyota Motor Corp.	361		21,171
Toyota Tsusho Corp.	23		834
Unicharm Corp.	23		635
United Urban Investment Corp., REIT	—	(c)	701
Yahoo Japan Corp.	165		513
Yamato Holdings Co. Ltd.	107		2,912
Yaskawa Electric Corp.	21		616

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
ZOZO, Inc.	19	458

		467,890

Luxembourg — 0.0% (a)
ArcelorMittal	97	2,419

Macau — 0.0% (a)
Sands China Ltd.	509	2,014
Wynn Macau Ltd.	316	659

		2,673

Netherlands — 2.1%
Akzo Nobel NV	107	8,962
ASML Holding NV	99	17,067
Heineken Holding NV	80	6,912
Heineken NV	89	8,046
ING Groep NV	570	6,747
Koninklijke Ahold Delhaize NV	414	9,470
Koninklijke Philips NV	165	6,158
NN Group NV	106	4,550
Royal Dutch Shell plc, Class A	901	28,707
Royal Dutch Shell plc, Class B	576	18,790
Wolters Kluwer NV	134	7,582

		122,991

New Zealand — 0.1%
Auckland International Airport Ltd.	268	1,224
Fletcher Building Ltd. *	239	947
Ryman Healthcare Ltd.	119	939
Spark New Zealand Ltd.	512	1,323

		4,433

Norway — 0.1%
Telenor ASA	374	6,856

Singapore — 0.4%
Ascendas, REIT	507	923
CapitaLand Ltd.	671	1,523
CapitaLand Mall Trust, REIT	379	577
ComfortDelGro Corp. Ltd.	390	635
DBS Group Holdings Ltd.	362	6,137
Genting Singapore Ltd.	771	491
Jardine Cycle & Carriage Ltd.	17	366
Keppel Corp. Ltd.	331	1,482
Oversea-Chinese Banking Corp. Ltd.	627	4,873
Singapore Exchange Ltd.	79	393
Singapore Press Holdings Ltd.	153	294
Singapore Telecommunications Ltd.	1,293	2,953

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Singapore — continued
United Overseas Bank Ltd.	201	3,547
Wilmar International Ltd.	601	1,372

		25,566

Spain — 0.9%
Amadeus IT Group SA	97	7,803
Banco Santander SA	2,342	11,145
Iberdrola SA	1,891	13,378
Industria de Diseno Textil SA	117	3,288
Red Electrica Corp. SA	328	6,800
Repsol SA	397	7,086
Telefonica SA	386	3,170

		52,670

Sweden — 0.4%
Autoliv, Inc.	6	465
Lundin Petroleum AB	195	5,918
Sandvik AB	489	7,737
Svenska Handelsbanken AB, Class A	118	1,278
Volvo AB, Class B	423	6,322

		21,720

Switzerland — 3.0%
ABB Ltd. (Registered)	372	7,478
Cie Financiere Richemont SA (Registered)	82	6,000
Credit Suisse Group AG (Registered) *	907	11,863
Glencore plc *	3,250	13,225
Lonza Group AG (Registered) *	29	9,172
Nestle SA (Registered)	446	37,631
Novartis AG (Registered)	428	37,502
Partners Group Holding AG	4	2,752
Roche Holding AG	133	32,402
UBS Group AG (Registered) *	382	5,346
Zurich Insurance Group AG *	36	11,269

		174,640

United Kingdom — 5.1%
3i Group plc	712	7,972
AstraZeneca plc	211	16,108
Aviva plc	792	4,328
Beazley plc	674	4,527
BP plc	2,740	19,794
British American Tobacco plc	217	9,414
Bunzl plc	237	6,998
Burberry Group plc	215	4,981
Compass Group plc	410	8,063
DCC plc	74	6,317

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
Diageo plc	494	17,077
GlaxoSmithKline plc	581	11,251
HSBC Holdings plc	3,384	27,851
Imperial Brands plc	404	13,676
InterContinental Hotels Group plc	95	4,997
Intertek Group plc	84	5,051
Johnson Matthey plc	116	4,385
Liberty Global plc, Class A *	12	297
Liberty Global plc, Class C *	61	1,522
Linde plc	53	8,765
Lloyds Banking Group plc	8,307	6,062
London Stock Exchange Group plc	172	9,484
National Grid plc	404	4,269
Prudential plc	735	14,710
Reckitt Benckiser Group plc	77	6,222
RELX plc	548	10,831
Standard Chartered plc	1,408	9,867
Taylor Wimpey plc	4,139	8,522
Tesco plc	3,629	9,882
Unilever NV, CVA	430	23,080
Unilever plc	143	7,577
Vodafone Group plc	2,881	5,418

		299,298

United States — 61.6%
3M Co.	13	2,496
Abbott Laboratories	93	6,433
AbbVie, Inc.	134	10,470
Accenture plc, Class A	128	20,100
Adobe, Inc. *	95	23,330
Advance Auto Parts, Inc.	23	3,711
Alexion Pharmaceuticals, Inc. *	82	9,164
Align Technology, Inc. *	11	2,424
Alleghany Corp.	1	721
Allegion plc	117	9,992
Allergan plc	76	12,068
Alliance Data Systems Corp.	31	6,338
Alnylam Pharmaceuticals, Inc. *	5	436
Alphabet, Inc., Class A *	45	48,781
Alphabet, Inc., Class C *	58	62,298
Altria Group, Inc.	223	14,472
Amazon.com, Inc. *	70	111,830
Ameren Corp.	180	11,627
American Express Co.	120	12,356
American Financial Group, Inc.	7	676

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
American International Group, Inc.	357	14,732
Amgen, Inc.	55	10,536
Analog Devices, Inc.	231	19,314
Antero Resources Corp. *	22	357
Anthem, Inc.	71	19,477
Apple, Inc.	762	166,701
Aptiv plc	88	6,734
Aramark	27	967
Arch Capital Group Ltd. *	23	656
Arista Networks, Inc. *	8	1,730
Arrow Electronics, Inc. *	14	953
AT&T, Inc.	517	15,876
Athene Holding Ltd., Class A *	14	631
Atmos Energy Corp.	8	724
Automatic Data Processing, Inc.	143	20,596
AutoZone, Inc. *	16	11,978
AvalonBay Communities, Inc., REIT	72	12,591
Avery Dennison Corp.	124	11,270
Axis Capital Holdings Ltd.	14	788
Ball Corp.	108	4,831
Bank of America Corp.	1,999	54,973
BB&T Corp.	161	7,924
Becton Dickinson and Co.	77	17,799
Berkshire Hathaway, Inc., Class B *	182	37,322
Best Buy Co., Inc.	216	15,127
Biogen, Inc. *	32	9,637
BioMarin Pharmaceutical, Inc. *	24	2,217
BlackRock, Inc.	41	17,033
Boeing Co. (The)	60	21,316
Booking Holdings, Inc. *	7	13,516
BorgWarner, Inc.	35	1,372
Boston Scientific Corp. *	696	25,156
Bristol-Myers Squibb Co.	225	11,390
Broadcom, Inc.	100	22,233
Broadridge Financial Solutions, Inc.	18	2,153
CA, Inc.	50	2,212
Camden Property Trust, REIT	11	1,036
Capital One Financial Corp.	242	21,648
Caterpillar, Inc.	156	18,955
CBRE Group, Inc., Class A *	23	912
CDK Global, Inc.	21	1,175
CDW Corp.	23	2,034
Celanese Corp.	131	12,657
Celgene Corp. *	128	9,173
Centene Corp. *	25	3,216

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Charles Schwab Corp. (The)	181	8,368
Charter Communications, Inc., Class A *	78	24,868
Cheniere Energy, Inc. *	17	1,028
Chevron Corp.	287	32,057
Chubb Ltd.	71	8,903
Cigna Corp.	115	24,522
Cisco Systems, Inc.	354	16,175
Citigroup, Inc.	580	37,957
Citizens Financial Group, Inc.	284	10,625
CME Group, Inc.	90	16,407
Coca-Cola Co. (The)	852	40,773
Cognex Corp.	11	474
Colgate-Palmolive Co.	126	7,527
Comcast Corp., Class A	1,024	39,064
CommScope Holding Co., Inc. *	28	677
Concho Resources, Inc. *	113	15,766
Constellation Brands, Inc., Class A	19	3,752
Corning, Inc.	35	1,104
CoStar Group, Inc. *	2	875
Crown Holdings, Inc. *	21	896
Cummins, Inc.	85	11,668
CVS Health Corp.	258	18,698
Danaher Corp.	94	9,386
Deere & Co.	98	13,246
Dell Technologies, Inc., Class V *	23	2,083
Delta Air Lines, Inc.	222	12,137
Diamondback Energy, Inc.	143	16,100
Digital Realty Trust, Inc., REIT	45	4,635
Discovery, Inc., Class A *	47	1,516
DISH Network Corp., Class A *	197	6,054
Dollar General Corp.	133	14,780
Dollar Tree, Inc. *	33	2,795
DowDuPont, Inc.	546	29,461
Duke Realty Corp., REIT	60	1,655
E *TRADE Financial Corp.	38	1,886
East West Bancorp, Inc.	24	1,237
Eastman Chemical Co.	182	14,250
Eaton Corp. plc	290	20,813
Electronic Arts, Inc. *	135	12,317
Eli Lilly & Co.	213	23,144
Energizer Holdings, Inc.	106	6,254
EOG Resources, Inc.	242	25,456
Equinix, Inc., REIT	16	6,180
Equity Residential, REIT	124	8,073
Essex Property Trust, Inc., REIT	10	2,578

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Estee Lauder Cos., Inc. (The), Class A	96	13,200
Everest Re Group Ltd.	7	1,595
Exelon Corp.	437	19,142
Expedia Group, Inc.	102	12,780
Exxon Mobil Corp.	403	32,078
Facebook, Inc., Class A *	254	38,576
Fastenal Co.	69	3,548
Federal Realty Investment Trust, REIT	67	8,362
Ferguson plc	100	6,754
Fidelity National Financial, Inc.	18	594
Fidelity National Information Services, Inc.	108	11,256
First Data Corp., Class A *	203	3,800
FleetCor Technologies, Inc. *	8	1,526
Flex Ltd. *	40	313
Freeport-McMoRan, Inc.	214	2,490
General Dynamics Corp.	111	19,206
General Motors Co.	57	2,096
Gilead Sciences, Inc.	194	13,230
Goldman Sachs Group, Inc. (The)	50	11,306
Hartford Financial Services Group, Inc. (The)	257	11,686
HD Supply Holdings, Inc. *	18	674
Hewlett Packard Enterprise Co.	366	5,580
Hilton Worldwide Holdings, Inc.	192	13,654
HollyFrontier Corp.	27	1,830
Hologic, Inc. *	28	1,101
Home Depot, Inc. (The)	255	44,912
Honeywell International, Inc.	223	32,269
HP, Inc.	645	15,573
Huntington Bancshares, Inc.	575	8,243
IAC/InterActiveCorp *	6	1,132
IDEX Corp.	5	680
Illumina, Inc. *	21	6,547
Ingersoll-Rand plc	206	19,738
Ingredion, Inc.	10	999
Intel Corp.	337	15,799
Intercontinental Exchange, Inc.	86	6,617
International Business Machines Corp.	55	6,373
Intuit, Inc.	35	7,438
Intuitive Surgical, Inc. *	17	8,881
Invitation Homes, Inc., REIT	30	658
JM Smucker Co. (The)	17	1,804
Johnson & Johnson	365	51,090
Jones Lang LaSalle, Inc.	6	783
KeyCorp	643	11,682
Kimberly-Clark Corp.	18	1,915

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued
Kraft Heinz Co. (The)	93		5,129
Las Vegas Sands Corp.	51		2,587
Lear Corp.	7		948
Leidos Holdings, Inc.	11		721
Lennar Corp., Class A	189		8,103
Lennox International, Inc.	5		1,114
Liberty Broadband Corp., Class C *	17		1,397
Liberty Media Corp.-Liberty Formula One, Class C *	10		338
Liberty Media Corp.-Liberty SiriusXM, Class A *	17		711
Liberty Property Trust, REIT	21		875
Lincoln National Corp.	199		11,965
Live Nation Entertainment, Inc. *	8		431
Lowe’s Cos., Inc.	147		14,013
Lululemon Athletica, Inc. *	9		1,261
ManpowerGroup, Inc.	11		849
Marathon Petroleum Corp.	331		23,297
Markel Corp. *	1		1,017
Marvell Technology Group Ltd.	63		1,040
Masco Corp.	289		8,672
Mastercard, Inc., Class A	175		34,557
Maxim Integrated Products, Inc.	41		2,043
McDonald’s Corp.	51		8,955
Medtronic plc	321		28,876
Merck & Co., Inc.	489		36,003
MetLife, Inc.	285		11,748
Microchip Technology, Inc.	174		11,446
Micron Technology, Inc. *	174		6,545
Microsoft Corp.	1,268		135,388
Molson Coors Brewing Co., Class B	133		8,539
Mondelez International, Inc., Class A	629		26,400
Morgan Stanley	534		24,388
Motorola Solutions, Inc.	10		1,186
National Retail Properties, Inc., REIT	21		983
Nektar Therapeutics *	26		1,011
Netflix, Inc. *	93		28,066
Newmont Mining Corp.	28		878
NextEra Energy, Inc.	171		29,495
NIKE, Inc., Class B	81		6,078
Norfolk Southern Corp.	148		24,836
Northrop Grumman Corp.	32		8,346
Nucor Corp.	49		2,915
NVIDIA Corp.	139		29,261
NVR, Inc. *	—	(c)	448
Occidental Petroleum Corp.	351		23,544
ONEOK, Inc.	136		8,895
Oracle Corp.	465		22,711

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
O’Reilly Automotive, Inc. *	64	20,384
Owens Corning	16	754
PACCAR, Inc.	175	10,030
Palo Alto Networks, Inc. *	12	2,154
Parker-Hannifin Corp.	21	3,154
Parsley Energy, Inc., Class A *	238	5,584
PayPal Holdings, Inc. *	330	27,755
PepsiCo, Inc.	268	30,163
Pfizer, Inc.	1,148	49,445
Philip Morris International, Inc.	331	29,132
Pioneer Natural Resources Co.	131	19,264
Principal Financial Group, Inc.	129	6,079
Procter & Gamble Co. (The)	175	15,558
Prologis, Inc., REIT	223	14,388
Prudential Financial, Inc.	139	13,033
Public Service Enterprise Group, Inc.	173	9,249
PVH Corp.	87	10,486
Qurate Retail, Inc. *	29	631
Raymond James Financial, Inc.	12	952
Regions Financial Corp.	324	5,490
Reinsurance Group of America, Inc.	10	1,388
Resideo Technologies, Inc. *	38	801
Robert Half International, Inc.	19	1,160
Ross Stores, Inc.	188	18,638
Royal Caribbean Cruises Ltd.	32	3,397
Sabre Corp.	24	581
salesforce.com, Inc. *	238	32,652
Sempra Energy	127	13,951
ServiceNow, Inc. *	26	4,751
Sherwin-Williams Co. (The)	11	4,261
Shire plc	79	4,758
Sirius XM Holdings, Inc.	276	1,659
Snap-on, Inc.	82	12,562
Spirit AeroSystems Holdings, Inc., Class A	8	702
Splunk, Inc. *	9	883
Square, Inc., Class A *	39	2,836
Stanley Black & Decker, Inc.	136	15,882
State Street Corp.	17	1,196
Steel Dynamics, Inc.	16	645
SunTrust Banks, Inc.	325	20,368
T. Rowe Price Group, Inc.	104	10,093
TD Ameritrade Holding Corp.	36	1,865
TE Connectivity Ltd.	120	9,029
Teleflex, Inc.	3	727
Tesla, Inc. *	16	5,525

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Texas Instruments, Inc.	299	27,778
Thermo Fisher Scientific, Inc.	77	17,972
TJX Cos., Inc. (The)	99	10,879
T-Mobile US, Inc. *	220	15,088
Toll Brothers, Inc.	26	887
Trimble, Inc. *	17	646
Tyson Foods, Inc., Class A	47	2,804
UGI Corp.	14	760
Union Pacific Corp.	233	34,082
United Continental Holdings, Inc. *	9	751
United Rentals, Inc. *	12	1,432
United Technologies Corp.	184	22,909
UnitedHealth Group, Inc.	215	56,317
Universal Health Services, Inc., Class B	86	10,474
Unum Group	16	592
Vail Resorts, Inc.	3	789
Ventas, Inc., REIT	145	8,418
VEREIT, Inc., REIT	183	1,344
Verizon Communications, Inc.	618	35,307
Vertex Pharmaceuticals, Inc. *	82	13,938
Visa, Inc., Class A	327	45,099
VMware, Inc., Class A *	6	843
Vornado Realty Trust, REIT	107	7,301
Voya Financial, Inc.	29	1,269
Walmart, Inc.	64	6,457
Walt Disney Co. (The)	351	40,342
Waste Connections, Inc.	42	3,209
WEC Energy Group, Inc.	135	9,214
Wells Fargo & Co.	762	40,549
WestRock Co.	73	3,125
Weyerhaeuser Co., REIT	69	1,836
Workday, Inc., Class A *	62	8,209
Worldpay, Inc. *	46	4,264
Xcel Energy, Inc.	345	16,910
XPO Logistics, Inc. *	10	909
Yum! Brands, Inc.	168	15,181
Zimmer Biomet Holdings, Inc.	139	15,782
Zoetis, Inc.	30	2,664

		3,599,415

Total Common Stocks (Cost $4,557,709)		5,749,817

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% (a)
Spain — 0.0% (a)
Banco Santander SA, expiring 11/16/2018 * (Cost $104)	2,666	104

Total Investments — 98.3% (Cost $4,557,813)		5,749,921
Other Assets Less Liabilities — 1.7%		97,055

NET ASSETS — 100.0%		5,846,976

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	8.2%
Pharmaceuticals	6.4
Oil, Gas & Consumable Fuels	6.2
Software	4.7
IT Services	3.7
Insurance	3.7
Technology Hardware, Storage & Peripherals	3.4
Semiconductors & Semiconductor Equipment	2.9
Capital Markets	2.9
Interactive Media & Services	2.6
Specialty Retail	2.6
Machinery	2.6
Chemicals	2.5
Internet & Direct Marketing Retail	2.5
Beverages	2.5
Health Care Providers & Services	2.4
Health Care Equipment & Supplies	2.3
Electric Utilities	1.9
Equity Real Estate Investment Trusts (REITs)	1.9
Diversified Telecommunication Services	1.8
Aerospace & Defense	1.7
Biotechnology	1.6
Entertainment	1.6
Road & Rail	1.6
Food Products	1.6
Media	1.5
Metals & Mining	1.4
Automobiles	1.4
Hotels, Restaurants & Leisure	1.3
Tobacco	1.2

INDUSTRY	PERCENTAGE
Industrial Conglomerates	1.2%
Textiles, Apparel & Luxury Goods	1.2
Electrical Equipment	1.1
Personal Products	1.1
Multi-Utilities	1.0
Others (each less than 1.0%)	11.8

Abbreviations

ADR	American Depositary Receipt
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than one thousand.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Futures contracts outstanding as of October 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	321	12/2018	EUR	11,569	175
FTSE 100 Index	96	12/2018	GBP	8,695	169
S&P 500 E-Mini Index	394	12/2018	USD	53,391	(330)
TOPIX Index	205	12/2018	JPY	29,750	914

					928

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 97.3%
Australia — 1.7%
BHP Billiton plc	3		68

Austria — 2.4%
Erste Group Bank AG *	2		96

Canada — 2.2%
Toronto-Dominion Bank (The)	2		86

China — 5.0%
Ping An Insurance Group Co. of China Ltd., Class H	9		80
Tencent Holdings Ltd.	3		117

			197

France — 4.2%
Airbus SE	1		74
Safran SA	1		92

			166

Germany — 1.3%
Delivery Hero SE * (a)	1		50

Hong Kong — 1.7%
AIA Group Ltd.	9		68

India — 3.7%
HDFC Bank Ltd., ADR	2		146

Indonesia — 1.8%
Telekomunikasi Indonesia Persero Tbk. PT	282		71

Japan — 4.9%
Keyence Corp.	—	(b)	98
SMC Corp.	—	(b)	95

			193

Singapore — 1.7%
DBS Group Holdings Ltd.	4		66

Spain — 1.6%
Industria de Diseno Textil SA	2		65

Switzerland — 7.0%
Nestle SA (Registered)	2		133
Novartis AG (Registered)	2		147

			280

United Kingdom — 4.0%
GlaxoSmithKline plc	5		97
Linde plc	—	(b)	64

			161

United States — 54.1%
Activision Blizzard, Inc.	1		64
Alphabet, Inc., Class C *	—	(b)	192

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued
Amazon.com, Inc. *	—	(b)	110
BioMarin Pharmaceutical, Inc. *	1		61
Coca-Cola Co. (The)	3		126
Cognizant Technology Solutions Corp., Class A	1		80
Comcast Corp., Class A	2		81
DowDuPont, Inc.	1		78
Exxon Mobil Corp.	1		114
First Republic Bank	1		102
Microsoft Corp.	1		150
NIKE, Inc., Class B	1		79
Northern Trust Corp.	1		82
NVIDIA Corp.	—	(b)	55
Parsley Energy, Inc., Class A *	2		50
Pioneer Natural Resources Co.	1		76
Raytheon Co.	—	(b)	82
ServiceNow, Inc. *	—	(b)	46
Stanley Black & Decker, Inc.	1		65
Twenty-First Century Fox, Inc., Class A	1		32
Union Pacific Corp.	—	(b)	60
UnitedHealth Group, Inc.	1		132
Universal Display Corp.	1		63
Visa, Inc., Class A	1		85
Willis Towers Watson plc	1		84

			2,149

Total Common Stocks (Cost $3,786)			3,862

Total Investments — 97.3% (Cost $3,786)			3,862
Other Assets Less Liabilities — 2.7%			107

NET ASSETS — 100.0%			3,969

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.9%
Interactive Media & Services	8.0
Aerospace & Defense	6.4
Pharmaceuticals	6.3
Oil, Gas & Consumable Fuels	6.2
Insurance	6.0
Software	5.1
IT Services	4.3
Machinery	4.2
Internet & Direct Marketing Retail	4.1
Chemicals	3.7
Food Products	3.4
Health Care Providers & Services	3.4
Beverages	3.3
Semiconductors & Semiconductor Equipment	3.1
Electronic Equipment, Instruments & Components	2.5
Entertainment	2.5
Capital Markets	2.1
Media	2.1
Textiles, Apparel & Luxury Goods	2.0
Diversified Telecommunication Services	1.8
Metals & Mining	1.8
Specialty Retail	1.7
Biotechnology	1.6
Road & Rail	1.5

Abbreviations

ADR	American Depositary Receipt

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than one thousand.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Advantage Fund

(formerly known as JPMorgan Intrepid International Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.4%
Australia — 7.2%
Aristocrat Leisure Ltd.	920	17,336
BlueScope Steel Ltd.	2,106	21,589
CIMIC Group Ltd.	352	11,810
Computershare Ltd.	1,348	18,930
Macquarie Group Ltd.	436	36,379
Metcash Ltd.	3,184	6,223
Nine Entertainment Co. Holdings Ltd.	2,958	3,552
Qantas Airways Ltd.	5,455	21,176
Regis Resources Ltd.	1,969	5,907
Rio Tinto plc	953	46,274
South32 Ltd.	12,174	31,400
St Barbara Ltd.	1,789	5,280
Whitehaven Coal Ltd.	5,495	18,982

		244,838

Austria — 0.8%
OMV AG	413	22,942
Verbund AG	95	3,844

		26,786

Belgium — 2.2%
Ageas	586	29,335
KBC Group NV	298	20,568
UCB SA	309	25,940

		75,843

China — 0.6%
BOC Hong Kong Holdings Ltd.	5,880	22,011

Denmark — 2.4%
Dfds A/S	112	4,782
Jyske Bank A/S (Registered)	228	9,312
Novo Nordisk A/S, Class B	983	42,442
Royal Unibrew A/S	168	11,900
Topdanmark A/S	140	6,651
William Demant Holding A/S *	205	6,747

		81,834

Finland — 2.8%
Neste OYJ	410	33,683
Sampo OYJ, Class A	269	12,385
Stora Enso OYJ, Class R	1,095	16,455
UPM-Kymmene OYJ	977	31,422

		93,945

France — 7.1%
Arkema SA	107	11,195
Capgemini SE	269	32,902

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued
Cie Plastic Omnium SA	75	2,086
Dassault Aviation SA	7	11,567
Eiffage SA	212	20,695
Faurecia SA	177	8,594
Kering SA	78	34,649
L’Oreal SA	88	19,812
Peugeot SA	1,179	28,031
Sanofi	76	6,777
Sopra Steria Group	19	2,083
Thales SA	228	29,159
TOTAL SA	230	13,511
Vinci SA	225	20,017

		241,078

Germany — 6.0%
Aareal Bank AG	317	11,795
Allianz SE (Registered)	238	49,599
Aroundtown SA	1,003	8,310
CANCOM SE	216	8,805
Covestro AG (a)	351	22,629
Deutsche Lufthansa AG (Registered)	780	15,648
Evonik Industries AG	334	10,343
Gerresheimer AG	49	3,474
Hannover Rueck SE	17	2,307
HUGO BOSS AG	248	17,747
Jenoptik AG	191	5,775
RWE AG	1,203	23,402
Siltronic AG	175	16,006
Software AG	150	6,722
Stabilus SA	37	2,450

		205,012

Hong Kong — 1.5%
CLP Holdings Ltd.	2,522	28,255
Hang Seng Bank Ltd.	822	19,272
Kerry Properties Ltd.	883	2,778

		50,305

Ireland — 0.6%
AerCap Holdings NV *	444	22,217

Israel — 0.4%
Israel Discount Bank Ltd., Class A	2,157	7,047
Plus500 Ltd.	430	7,426

		14,473

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Italy — 1.6%
A2A SpA	8,198	13,210
Eni SpA	2,028	36,022
ERG SpA	258	4,820

		54,052

Japan — 23.9%
Alfresa Holdings Corp.	260	6,929
Asahi Kasei Corp.	905	10,862
Astellas Pharma, Inc.	1,518	23,449
Bridgestone Corp.	426	16,442
Brother Industries Ltd.	672	12,304
Capcom Co. Ltd.	559	11,652
Central Japan Railway Co.	116	22,261
Cosmo Energy Holdings Co. Ltd.	139	5,109
FCC Co. Ltd.	72	1,786
Fuji Electric Co. Ltd.	389	11,862
FUJIFILM Holdings Corp.	461	19,947
Fujitsu Ltd.	238	14,492
Haseko Corp.	644	8,154
Hitachi Ltd.	681	20,831
Idemitsu Kosan Co. Ltd.	310	14,039
ITOCHU Corp.	1,232	22,845
Japan Aviation Electronics Industry Ltd.	208	2,754
JXTG Holdings, Inc.	2,975	20,099
Kaken Pharmaceutical Co. Ltd.	53	2,637
Kansai Electric Power Co., Inc. (The)	1,076	16,463
KDDI Corp.	966	23,377
KH Neochem Co. Ltd.	162	4,587
Kirin Holdings Co. Ltd.	869	20,725
Koito Manufacturing Co. Ltd.	206	9,783
K’s Holdings Corp.	512	6,471
Kumagai Gumi Co. Ltd.	83	2,178
Kyowa Exeo Corp.	205	5,512
Marubeni Corp.	2,411	19,553
Medipal Holdings Corp.	170	3,639
Mitsubishi Chemical Holdings Corp.	1,274	9,931
Mitsubishi Corp.	659	18,553
Mitsubishi Gas Chemical Co., Inc.	346	5,805
Mitsubishi UFJ Financial Group, Inc.	4,201	25,425
Mitsubishi UFJ Lease & Finance Co. Ltd.	880	4,524
Mitsui & Co. Ltd.	1,191	19,897
Nihon Unisys Ltd.	172	3,778
Nippon Telegraph & Telephone Corp.	491	20,228
Nomura Real Estate Holdings, Inc.	384	7,208
NTT DOCOMO, Inc.	919	22,790

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Oji Holdings Corp.	1,752	12,441
Open House Co. Ltd.	181	7,138
ORIX Corp.	1,048	17,065
Sankyu, Inc.	101	4,770
SBI Holdings, Inc.	355	9,268
Shimizu Corp.	1,462	11,866
Ship Healthcare Holdings, Inc.	62	2,249
Showa Shell Sekiyu KK	819	15,632
SoftBank Group Corp.	38	3,007
Sojitz Corp.	1,950	6,558
Sompo Holdings, Inc.	386	15,917
Sony Corp.	612	33,092
Sumitomo Bakelite Co. Ltd.	104	3,755
Sumitomo Corp.	1,150	17,440
Sumitomo Dainippon Pharma Co. Ltd.	245	5,119
Sumitomo Mitsui Financial Group, Inc.	675	26,285
Suzuki Motor Corp.	81	4,054
Taisei Corp.	374	16,008
Tokai Carbon Co. Ltd.	829	12,978
Tokai Tokyo Financial Holdings, Inc.	492	2,538
Tokuyama Corp.	242	5,416
Tokyo Electron Ltd.	63	8,502
Tokyu Fudosan Holdings Corp.	621	3,499
Toyota Boshoku Corp.	255	4,259
Toyota Motor Corp.	841	49,243
TS Tech Co. Ltd.	201	5,796
Ube Industries Ltd.	50	1,091
Unicharm Corp.	200	5,437
V Technology Co. Ltd.	21	2,761

		812,065

Luxembourg — 1.0%
ArcelorMittal	980	24,462
SES SA, FDR	405	8,713

		33,175

Macau — 0.7%
Sands China Ltd.	5,858	23,167

Netherlands — 6.7%
ABN AMRO Group NV, CVA (a)	1,029	25,243
ASR Nederland NV	632	28,705
Euronext NV (a)	206	12,646
EXOR NV	266	15,016
Flow Traders (a)	122	3,884
Intertrust NV (a)	152	2,456
Koninklijke Ahold Delhaize NV	1,534	35,104

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Advantage Fund

(formerly known as JPMorgan Intrepid International Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Netherlands — continued
NN Group NV	197	8,459
Royal Dutch Shell plc, Class B	1,986	64,766
Wolters Kluwer NV	532	30,170

		226,449

Norway — 3.1%
Austevoll Seafood ASA	287	4,616
DNB ASA	752	13,593
Leroy Seafood Group ASA	835	7,701
Marine Harvest ASA	1,470	35,578
Salmar ASA	306	16,150
Telenor ASA	1,593	29,208

		106,846

Portugal — 0.4%
Galp Energia SGPS SA	838	14,563

Russia — 0.2%
Evraz plc	1,217	8,431

Singapore — 2.7%
DBS Group Holdings Ltd.	2,011	34,125
Oversea-Chinese Banking Corp. Ltd.	4,044	31,413
United Overseas Bank Ltd.	1,504	26,588

		92,126

South Africa — 0.2%
Anglo American plc	315	6,723

Spain — 2.5%
ACS Actividades de Construccion y Servicios SA	687	25,706
Amadeus IT Group SA	246	19,770
Cia de Distribucion Integral Logista Holdings SA	102	2,457
Endesa SA	1,267	26,491
Repsol SA	623	11,141

		85,565

Sweden — 3.2%
Fabege AB	1,036	13,230
Hemfosa Fastigheter AB	104	1,289
Nolato AB, Class B	57	2,642
Sandvik AB	1,794	28,354
Swedish Match AB	618	31,497
Tele2 AB, Class B	728	8,266
Volvo AB, Class B	1,477	22,065

		107,343

Switzerland — 8.3%
Adecco Group AG (Registered)	338	16,555
Galenica AG *(a)	81	4,354

INVESTMENTS	SHARES (000)	VALUE ($000)

Switzerland — continued
Georg Fischer AG (Registered)	11	10,253
Julius Baer Group Ltd. *	157	7,149
Logitech International SA (Registered)	495	18,336
Nestle SA (Registered)	415	35,015
Novartis AG (Registered)	884	77,454
Oriflame Holding AG	98	2,321
Partners Group Holding AG	39	27,568
Roche Holding AG	294	71,462
Sunrise Communications Group AG * (a)	94	8,246
Swatch Group AG (The)	16	5,258

		283,971

United Kingdom — 11.3%
3i Group plc	2,060	23,067
Ashtead Group plc	255	6,302
Barratt Developments plc	3,224	21,148
Berkeley Group Holdings plc	288	12,887
Bovis Homes Group plc	401	4,956
BP plc	577	4,167
Computacenter plc	180	2,529
Diageo plc	186	6,415
Fiat Chrysler Automobiles NV *	1,558	23,712
GlaxoSmithKline plc	2,547	49,339
Howden Joinery Group plc	1,384	8,289
HSBC Holdings plc	1,897	15,612
IG Group Holdings plc	590	4,559
Imperial Brands plc	318	10,756
International Consolidated Airlines Group SA	3,214	24,776
J D Wetherspoon plc	68	1,068
Legal & General Group plc	9,082	29,143
National Express Group plc	332	1,696
Next plc	397	26,372
Pearson plc	2,663	30,589
Persimmon plc	896	26,213
Redrow plc	2,216	14,964
Tesco plc	11,342	30,890
Unilever plc	107	5,646

		385,095

Total Common Stocks (Cost $3,384,062)		3,317,913

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.6%
Investment Companies — 1.6%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (b) (c) (Cost $52,914)	52,914	52,914

Total Investments — 99.0% (Cost $3,436,976)		3,370,827
Other Assets Less Liabilities — 1.0%		32,429

NET ASSETS — 100.0%		3,403,256

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	9.2%
Banks	8.2
Oil, Gas & Consumable Fuels	8.1
Insurance	5.4
Metals & Mining	4.4
Trading Companies & Distributors	4.2
Capital Markets	3.8
Household Durables	3.6
Construction & Engineering	3.4
Automobiles	3.1
IT Services	3.1
Food Products	2.9
Chemicals	2.9
Electric Utilities	2.2
Food & Staples Retailing	2.1
Machinery	1.9
Airlines	1.8
Paper & Forest Products	1.8
Diversified Telecommunication Services	1.7
Textiles, Apparel & Luxury Goods	1.7
Wireless Telecommunication Services	1.7
Technology Hardware, Storage & Peripherals	1.5
Professional Services	1.5
Auto Components	1.4
Diversified Financial Services	1.3
Real Estate Management & Development	1.3
Media	1.3
Tobacco	1.3
Hotels, Restaurants & Leisure	1.2
Aerospace & Defense	1.2

INDUSTRY	PERCENTAGE
Beverages	1.2%
Multi-Utilities	1.1
Electronic Equipment, Instruments & Components	1.0
Others (each less than 1.0%)	5.9
Short-Term Investments	1.6

Abbreviations

CVA	Dutch Certification
FDR	Finnish Depository Receipt
OYJ	Public Limited Company

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Advantage Fund

(formerly known as JPMorgan Intrepid International Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

Futures contracts outstanding as of October 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	343	12/2018	EUR	12,362	(516)
FTSE 100 Index	124	12/2018	GBP	11,230	(255)
TOPIX Index	24	12/2018	JPY	3,483	(81)

					(852)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.0%
Australia — 1.7%
BHP Billiton Ltd.	1,798	41,488
BHP Billiton plc	1,643	32,785

		74,273

Austria — 0.8%
ams AG *	336	13,089
Erste Group Bank AG *	558	22,705

		35,794

Brazil — 0.9%
Itau Unibanco Holding SA, ADR	2,804	36,923

China — 2.2%
China Overseas Land & Investment Ltd.	9,352	29,401
Ping An Insurance Group Co. of China Ltd., Class H	4,638	43,843
Tencent Holdings Ltd.	549	18,805

		92,049

Denmark — 1.3%
Novo Nordisk A/S, Class B	1,310	56,579

France — 14.4%
Accor SA	1,022	46,693
Airbus SE	451	49,806
AXA SA	1,494	37,389
BNP Paribas SA	893	46,515
Capgemini SE	293	35,718
EssilorLuxottica SA	275	37,512
Imerys SA	339	20,923
LVMH Moet Hennessy Louis Vuitton SE	200	60,713
Orange SA	3,810	59,461
Pernod Ricard SA	314	47,841
Safran SA	456	58,986
Schneider Electric SE	545	39,428
TOTAL SA	1,286	75,442

		616,427

Germany — 7.3%
Allianz SE (Registered)	332	69,139
Bayer AG (Registered)	589	45,122
Continental AG	288	47,377
Deutsche Boerse AG	271	34,248
Fresenius Medical Care AG & Co. KGaA	406	31,846
SAP SE	785	84,021

		311,753

Hong Kong — 2.9%
AIA Group Ltd.	11,439	87,017
CK Asset Holdings Ltd.	5,953	38,737

		125,754

INVESTMENTS	SHARES (000)	VALUE ($000)

India — 1.2%
HDFC Bank Ltd., ADR	594	52,825

Japan — 16.8%
Asahi Group Holdings Ltd.	1,023	44,956
Daikin Industries Ltd.	421	48,764
FANUC Corp.	277	48,154
Honda Motor Co. Ltd.	2,187	62,438
Keyence Corp.	106	51,978
Komatsu Ltd.	1,775	46,236
Kubota Corp.	3,787	59,783
Makita Corp.	1,073	37,086
Mitsui Fudosan Co. Ltd.	1,704	38,387
Nidec Corp.	347	44,622
Nitto Denko Corp.	426	26,627
Shin-Etsu Chemical Co. Ltd.	580	48,423
SMC Corp.	140	44,559
Sumitomo Mitsui Financial Group, Inc.	1,946	75,756
Tokyo Electron Ltd.	302	40,781

		718,550

Macau — 0.7%
Sands China Ltd.	7,362	29,112

Netherlands — 6.4%
ASML Holding NV	457	78,650
ING Groep NV	4,328	51,204
Royal Dutch Shell plc, Class A	4,503	143,457

		273,311

Singapore — 1.2%
DBS Group Holdings Ltd.	3,144	53,342

South Africa — 0.3%
Naspers Ltd., Class N	62	10,880

South Korea — 1.4%
Samsung Electronics Co. Ltd., GDR (a)	59	55,568
Samsung Electronics Co. Ltd., GDR (b)	3	2,415

		57,983

Spain — 1.1%
Industria de Diseno Textil SA	1,658	46,732

Sweden — 1.2%
Atlas Copco AB, Class A *	1,343	33,205
Epiroc AB, Class A *	1,814	15,927

		49,132

Switzerland — 13.7%
ABB Ltd. (Registered)	1,735	34,908
Cie Financiere Richemont SA (Registered)	723	52,825

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Switzerland — continued
Glencore plc *	11,359	46,227
LafargeHolcim Ltd. (Registered) *	386	17,784
LafargeHolcim Ltd. (Registered) *	374	17,326
Nestle SA (Registered)	1,757	148,365
Novartis AG (Registered)	1,367	119,730
Roche Holding AG	383	93,214
UBS Group AG (Registered) *	3,857	53,907

		584,286

Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,045	39,802

United Kingdom — 18.6%
Aviva plc	8,285	45,278
British American Tobacco plc	1,269	55,017
Burberry Group plc	2,085	48,250
Diageo plc	2,283	78,935
GlaxoSmithKline plc	4,300	83,281
Linde plc	457	74,977
London Stock Exchange Group plc	584	32,187
Meggitt plc	3,878	26,237
Persimmon plc	843	24,665
Prudential plc	2,926	58,584
RELX plc	2,572	50,900
Standard Chartered plc	5,668	39,728
Unilever plc	1,885	99,838
Vodafone Group plc	20,074	37,750
WPP plc	3,272	37,029

		792,656

United States — 1.0%
Ferguson plc	604	40,690

Total Common Stocks (Cost $3,860,872)		4,098,853

Short-Term Investments — 3.9%
Investment Companies — 3.9%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (c) (d) (Cost $166,797)	166,797	166,797

Total Investments — 99.9% (Cost $4,027,669)		4,265,650
Other Assets Less Liabilities — 0.1%		3,444

NET ASSETS — 100.0%		4,269,094

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	9.3%
Banks	8.9
Insurance	8.0
Machinery	6.7
Oil, Gas & Consumable Fuels	5.1
Semiconductors & Semiconductor Equipment	4.0
Beverages	4.0
Textiles, Apparel & Luxury Goods	3.8
Chemicals	3.5
Food Products	3.5
Aerospace & Defense	3.2
Metals & Mining	2.8
Capital Markets	2.8
Electrical Equipment	2.8
Real Estate Management & Development	2.5
Personal Products	2.3
Software	2.0
Hotels, Restaurants & Leisure	1.8
Automobiles	1.5
Diversified Telecommunication Services	1.4
Technology Hardware, Storage & Peripherals	1.4
Construction Materials	1.3
Tobacco	1.3
Electronic Equipment, Instruments & Components	1.2
Professional Services	1.2
Building Products	1.1
Media	1.1
Auto Components	1.1
Specialty Retail	1.1
Trading Companies & Distributors	1.0
Others (each less than 1.0%)	4.4
Short-Term Investments	3.9

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%
Australia — 6.9%
Australia & New Zealand Banking Group Ltd.	109	2,008
BHP Billiton plc	86	1,716
Goodman Group, REIT	122	894
Rio Tinto plc	77	3,723
Transurban Group	172	1,381

		9,722

Austria — 0.9%
Erste Group Bank AG *	33	1,331

Canada — 1.2%
TransCanada Corp.	44	1,650

China — 0.7%
China Construction Bank Corp., Class H	1,216	965

Denmark — 2.8%
Novo Nordisk A/S, Class B	92	3,980

Finland — 2.3%
Nordea Bank AB	267	2,317
UPM-Kymmene OYJ	27	872

		3,189

France — 13.8%
Accor SA	31	1,430
Airbus SE	22	2,411
BNP Paribas SA	39	2,035
Capgemini SE	9	1,102
Eutelsat Communications SA	27	549
LVMH Moet Hennessy Louis Vuitton SE	8	2,321
Orange SA	81	1,271
Renault SA	15	1,104
TOTAL SA	52	3,039
Unibail-Rodamco-Westfield, REIT	7	1,263
Vinci SA	34	3,070

		19,595

Germany — 5.7%
Allianz SE (Registered)	5	1,058
Daimler AG (Registered)	21	1,229
Deutsche Boerse AG	12	1,455
Deutsche Post AG (Registered)	49	1,562
Infineon Technologies AG	34	684
Volkswagen AG (Preference)	13	2,151

		8,139

Hong Kong — 1.1%
HKT Trust & HKT Ltd.	1,171	1,615

INVESTMENTS	SHARES (000)	VALUE ($000)

Italy — 1.3%
Enel SpA	389	1,908

Japan — 17.3%
Amada Holdings Co. Ltd.	148	1,397
Bandai Namco Holdings, Inc.	35	1,231
Bridgestone Corp.	46	1,778
Japan Airlines Co. Ltd.	45	1,593
JXTG Holdings, Inc.	250	1,686
Marui Group Co. Ltd.	56	1,204
Mitsubishi Corp.	95	2,677
Mitsui & Co. Ltd.	74	1,230
Nippon Telegraph & Telephone Corp.	31	1,270
Sumitomo Mitsui Financial Group, Inc.	64	2,480
Sumitomo Mitsui Trust Holdings, Inc.	31	1,236
Tokio Marine Holdings, Inc.	55	2,601
Toyota Motor Corp.	44	2,601
Trend Micro, Inc.	25	1,433

		24,417

Macau — 0.5%
Sands China Ltd.	166	658

Netherlands — 6.9%
ASML Holding NV	8	1,322
Koninklijke Ahold Delhaize NV	97	2,214
NN Group NV	38	1,617
Royal Dutch Shell plc, Class A	146	4,659

		9,812

Norway — 1.2%
Telenor ASA	89	1,635

Singapore — 1.2%
DBS Group Holdings Ltd.	98	1,656

South Korea — 0.9%
Samsung Electronics Co. Ltd.	34	1,288

Spain — 1.2%
Iberdrola SA	246	1,741

Sweden — 1.0%
Svenska Handelsbanken AB, Class A	135	1,463

Switzerland — 12.3%
Glencore plc *	640	2,606
Nestle SA (Registered)	34	2,862
Novartis AG (Registered)	48	4,233
Roche Holding AG	15	3,606

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Switzerland — continued
Swiss Re AG	27	2,456
Zurich Insurance Group AG *	5	1,596

		17,359

Taiwan — 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	51	1,938

United Kingdom — 15.6%
3i Group plc	100	1,114
AstraZeneca plc	22	1,645
Aviva plc	148	807
Diageo plc	69	2,393
GlaxoSmithKline plc	132	2,548
HSBC Holdings plc	301	2,476
Imperial Brands plc	98	3,329
Prudential plc	92	1,852
Taylor Wimpey plc	1,027	2,114
Unilever NV, CVA	70	3,759

		22,037

United States — 2.1%
Carnival plc	20	1,067
Ferguson plc	28	1,868

		2,935

Total Common Stocks (Cost $140,870)		139,033

Total Investments — 98.3% (Cost $140,870)		139,033
Other Assets Less Liabilities — 1.7%		2,418

NET ASSETS — 100.0%		141,451

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.9%
Pharmaceuticals	11.5
Insurance	8.6
Oil, Gas & Consumable Fuels	7.9
Metals & Mining	5.8
Automobiles	5.1
Diversified Telecommunication Services	4.2
Trading Companies & Distributors	4.2
Semiconductors & Semiconductor Equipment	2.8
Personal Products	2.7
Electric Utilities	2.6
Tobacco	2.4
Hotels, Restaurants & Leisure	2.3
Construction & Engineering	2.2
Food Products	2.1
Capital Markets	1.9
Aerospace & Defense	1.7
Beverages	1.7
Textiles, Apparel & Luxury Goods	1.7
Food & Staples Retailing	1.6
Equity Real Estate Investment Trusts (REITs)	1.6
Household Durables	1.5
Auto Components	1.3
Airlines	1.1
Air Freight & Logistics	1.1
Software	1.0
Machinery	1.0
Transportation Infrastructure	1.0
Others (each less than 1.0%)	4.5

Abbreviations

ADR	American Depositary Receipt
CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

Forward foreign currency exchange contracts outstanding as of October 31, 2018 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
JPY	210,482	USD	1,854	BNP Paribas	11/5/2018	12
JPY	1,209,687	USD	10,694	Standard Chartered Bank	11/5/2018	29
USD	578	AUD	810	Societe Generale	11/5/2018	5
USD	1,811	CAD	2,354	Merrill Lynch International	11/5/2018	22
USD	1,283	CHF	1,259	BNP Paribas	11/5/2018	33
USD	2,341	CHF	2,280	TD Bank Financial Group	11/5/2018	77
USD	1,081	DKK	6,964	Societe Generale	11/5/2018	23
USD	2,120	EUR	1,825	Citibank, NA	11/5/2018	52
USD	3,047	EUR	2,624	Goldman Sachs International	11/5/2018	74
USD	3,208	EUR	2,766	TD Bank Financial Group	11/5/2018	75
USD	2,248	GBP	1,722	Barclays Bank plc	11/5/2018	47
USD	12,211	GBP	9,340	Royal Bank of Canada	11/5/2018	271
USD	1,094	GBP	826	State Street Corp.	11/5/2018	38
USD	461	GBP	351	TD Bank Financial Group	11/5/2018	12
USD	516	JPY	58,034	Goldman Sachs International	11/5/2018	1
USD	1,734	JPY	193,526	Royal Bank of Canada	11/5/2018	18
USD	1,754	NOK	14,317	Merrill Lynch International	11/5/2018	55
HKD	15,830	USD	2,020	HSBC Bank, NA	12/5/2018	1
JPY	1,000,101	USD	8,860	Citibank, NA	12/5/2018	25
USD	1,509	CAD	1,980	Barclays Bank plc	12/5/2018	4
USD	1,884	CHF	1,890	TD Bank Financial Group	12/5/2018	2
USD	1,061	DKK	6,964	TD Bank Financial Group	12/5/2018	1
USD	632	EUR	556	Goldman Sachs International	12/5/2018	— (a)
USD	964	NOK	8,112	HSBC Bank, NA	12/5/2018	— (a)

Total unrealized appreciation						877

AUD	8,202	USD	5,916	HSBC Bank, NA	11/5/2018	(107)
AUD	445	USD	320	Standard Chartered Bank	11/5/2018	(5)
CAD	375	AUD	406	Goldman Sachs International	11/5/2018	(3)
CHF	1,649	USD	1,678	State Street Corp.	11/5/2018	(40)
EUR	1,268	USD	1,467	Barclays Bank plc	11/5/2018	(31)
EUR	3,060	USD	3,541	National Australia Bank Ltd.	11/5/2018	(74)
EUR	263	USD	305	Societe Generale	11/5/2018	(7)
EUR	2,068	USD	2,400	Union Bank of Switzerland AG	11/5/2018	(57)
GBP	458	JPY	67,439	Merrill Lynch International	11/5/2018	(12)
GBP	811	USD	1,070	Citibank, NA	11/5/2018	(34)
GBP	2,397	USD	3,126	National Australia Bank Ltd.	11/5/2018	(61)
GBP	921	USD	1,204	Royal Bank of Canada	11/5/2018	(26)
HKD	15,830	USD	2,026	BNP Paribas	11/5/2018	(8)
JPY	117,582	USD	1,049	Barclays Bank plc	11/5/2018	(7)
NOK	6,205	USD	758	State Street Corp.	11/5/2018	(22)
USD	1,923	JPY	218,650	Deutsche Bank AG	11/5/2018	(15)
AUD	7,431	USD	5,268	Barclays Bank plc	12/5/2018	(3)
USD	9,756	GBP	7,651	Merrill Lynch International	12/5/2018	(39)

Total unrealized depreciation						(551)

Net unrealized appreciation						326

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro

GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — 98.1%
Australia — 6.0%
Australia & New Zealand Banking Group Ltd.	2,621	48,239
BHP Billiton Ltd.	2,683	61,903
Commonwealth Bank of Australia	163	8,012
CSL Ltd.	141	18,848
Dexus, REIT	3,421	24,721
Goodman Group, REIT	3,852	28,313
Macquarie Group Ltd.	45	3,771
National Australia Bank Ltd.	265	4,752
Rio Tinto Ltd.	782	42,572
Rio Tinto plc	187	9,065
Wesfarmers Ltd.	782	25,906
Westpac Banking Corp.	425	8,064

		284,166

Austria — 0.4%
Erste Group Bank AG *	445	18,105
IMMOFINANZ AG *	1	34

		18,139

Belgium — 1.2%
Anheuser-Busch InBev SA/NV	797	58,983

Denmark — 1.6%
Chr Hansen Holding A/S	220	22,191
Novo Nordisk A/S, Class B	1,274	55,029

		77,220

Finland — 1.6%
Cargotec OYJ, Class B	343	14,261
Nokia OYJ	3,506	19,802
Outokumpu OYJ	4,198	17,596
Wartsila OYJ Abp	1,283	21,833

		73,492

France — 12.7%
Air Liquide SA	538	65,019
Airbus SE	364	40,216
Alstom SA *	793	34,619
AXA SA	1,271	31,806
BNP Paribas SA	983	51,241
Capgemini SE	227	27,741
JCDecaux SA	718	23,559
Pernod Ricard SA	290	44,242
Renault SA	490	36,587
Sanofi	756	67,588
Schneider Electric SE	643	46,519
Sodexo SA	374	38,190

INVESTMENTS	SHARES (000)	VALUE (000)

France — continued
TOTAL SA	1,340	78,626
Vinci SA	104	9,247

		595,200

Germany — 9.0%
adidas AG	113	26,522
Allianz SE (Registered)	40	8,339
BASF SE	188	14,411
Bayer AG (Registered)	348	26,657
Brenntag AG	571	29,836
Daimler AG (Registered)	853	50,526
Deutsche Bank AG (Registered)	705	6,894
Deutsche Boerse AG	218	27,579
Deutsche Post AG (Registered)	797	25,170
Deutsche Telekom AG (Registered)	2,096	34,382
Henkel AG & Co. KGaA (Preference)	288	31,426
Infineon Technologies AG	1,047	20,969
RWE AG	883	17,170
SAP SE	683	73,153
Siemens AG (Registered)	246	28,301

		421,335

Hong Kong — 2.7%
AIA Group Ltd.	6,057	46,079
CK Asset Holdings Ltd.	2,796	18,193
CK Hutchison Holdings Ltd.	2,765	27,846
Hong Kong Exchanges & Clearing Ltd.	1,342	35,736
I-CABLE Communications Ltd. *	254	4

		127,858

Ireland — 1.0%
CRH plc	562	16,774
Ryanair Holdings plc, ADR *	375	31,028

		47,802

Israel — 0.2%
Teva Pharmaceutical Industries Ltd., ADR	601	12,001

Italy — 2.1%
Assicurazioni Generali SpA	1,882	30,373
Enel SpA	10,115	49,596
Telecom Italia SpA *	23,225	13,660
UniCredit SpA	278	3,555

		97,184

Japan — 23.7%
Asahi Group Holdings Ltd.	390	17,130
Bridgestone Corp.	1,087	41,895

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued
Japan — continued
Central Japan Railway Co.	132	25,236
Daicel Corp.	2,555	27,034
Daikin Industries Ltd.	394	45,622
DMG Mori Co. Ltd.	1,837	26,507
Electric Power Development Co. Ltd.	316	8,601
Hitachi Ltd.	416	12,711
Honda Motor Co. Ltd.	1,552	44,314
Japan Airlines Co. Ltd.	623	22,104
Japan Tobacco, Inc.	1,060	27,240
Kao Corp.	558	37,093
Keyence Corp.	17	8,158
Kyowa Hakko Kirin Co. Ltd.	632	12,236
Kyushu Electric Power Co., Inc.	820	9,520
Mabuchi Motor Co. Ltd.	837	29,784
Marui Group Co. Ltd.	1,015	21,853
Mitsubishi Corp.	1,518	42,733
Mitsubishi UFJ Financial Group, Inc.	8,125	49,175
Mitsui Fudosan Co. Ltd.	643	14,480
NGK Spark Plug Co. Ltd.	1,026	20,769
Nintendo Co. Ltd.	82	25,632
Nippon Telegraph & Telephone Corp.	689	28,413
Nomura Research Institute Ltd.	433	19,196
Olympus Corp.	157	5,246
Otsuka Corp.	634	21,032
Otsuka Holdings Co. Ltd.	801	38,291
Panasonic Corp.	2,485	26,663
Renesas Electronics Corp. *	4,129	21,752
Seven & i Holdings Co. Ltd.	1,096	47,457
Sony Corp.	383	20,704
Sumitomo Electric Industries Ltd.	1,715	23,386
Sumitomo Mitsui Financial Group, Inc.	1,054	41,038
T&D Holdings, Inc.	2,038	32,585
Tokio Marine Holdings, Inc.	742	34,934
Tokyo Gas Co. Ltd.	526	12,928
Tokyu Corp.	2,047	33,822
Toray Industries, Inc.	3,723	26,410
Toyota Motor Corp.	1,173	68,734
West Japan Railway Co.	210	14,104
Yamato Holdings Co. Ltd.	996	27,234

		1,113,756

Luxembourg — 0.5%
ArcelorMittal	870	21,719

Malta — 0.0% (a)
BGP Holdings Beneficial * ‡	449	—	(b)

INVESTMENTS	SHARES (000)	VALUE (000)

Netherlands — 5.7%
Akzo Nobel NV	424	35,560
ASML Holding NV	218	37,608
Heineken NV	179	16,096
ING Groep NV	2,901	34,323
Koninklijke Philips NV	330	12,310
Royal Dutch Shell plc, Class A	1,767	56,286
Royal Dutch Shell plc, Class B	2,276	74,226

		266,409

Singapore — 1.0%
DBS Group Holdings Ltd.	2,344	39,777
United Overseas Bank Ltd.	471	8,328

		48,105

Spain — 3.5%
Banco Santander SA	4,635	22,052
Bankia SA	7,277	22,858
Iberdrola SA	8,556	60,539
Industria de Diseno Textil SA	1,526	43,020
Telefonica SA	2,155	17,674

		166,143

Sweden — 1.3%
Lundin Petroleum AB	738	22,450
Svenska Handelsbanken AB, Class A	3,722	40,463

		62,913

Switzerland — 9.6%
Cie Financiere Richemont SA (Registered)	487	35,577
Credit Suisse Group AG (Registered) *	2,545	33,278
LafargeHolcim Ltd. (Registered) *	803	37,179
Nestle SA (Registered)	1,292	109,071
Novartis AG (Registered)	724	63,401
Roche Holding AG	405	98,596
Swiss Re AG	363	32,710
UBS Group AG (Registered) *	1,877	26,233
Zurich Insurance Group AG *	48	14,959

		451,004

United Kingdom — 13.4%
3i Group plc	3,022	33,833
AstraZeneca plc	226	17,307
Aviva plc	4,638	25,345
Barratt Developments plc	2,867	18,803
BP plc	6,500	46,953
British American Tobacco plc	1,508	65,364
Burberry Group plc	1,114	25,769
Diageo plc	171	5,896
Dixons Carphone plc	7,467	16,143

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued
United Kingdom — continued
GlaxoSmithKline plc		2,605	50,455
HSBC Holdings plc		5,101	41,980
InterContinental Hotels Group plc		457	23,969
ITV plc		14,145	26,851
Linde plc		37	6,067
Lloyds Banking Group plc		23,155	16,897
Prudential plc		2,395	47,958
Standard Chartered plc		5,502	38,561
Taylor Wimpey plc		7,553	15,551
Unilever NV, CVA		942	50,613
Vodafone Group plc		22,885	43,036
Whitbread plc		201	11,295

			628,646

United States — 0.9%
Ferguson plc		601	40,526

Total Common Stocks (Cost $4,871,588)			4,612,601

	NO. OF RIGHTS (000)
Rights — 0.0% (a)
Spain — 0.0% (a)
Banco Santander SA, expiring 11/6/2018 * (Cost $181)		4,635	180

	PRINCIPAL AMOUNT (000)
Corporate Bonds — 0.0% (a)
Brazil — 0.0% (a)
Vale SA
Series A6, 0.00%, ‡ (c) (d) (e) (Cost $—)	BRL	11	—	(b)

	SHARES (000)
Short-Term Investments — 1.2%
Investment Companies — 1.2%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (f) (g) (Cost $56,728)		56,728	56,728

Total Investments — 99.3% (Cost $4,928,497)			4,669,509
Other Assets Less Liabilities — 0.7%			31,109

NET ASSETS — 100.0%			4,700,618

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	10.7%
Pharmaceuticals	9.5
Insurance	6.5
Oil, Gas & Consumable Fuels	6.0
Automobiles	4.3
Chemicals	4.2
Capital Markets	3.6
Metals & Mining	3.3
Beverages	3.0
Electric Utilities	2.6
Trading Companies & Distributors	2.4
Food Products	2.3
Machinery	2.1
Diversified Telecommunication Services	2.0
Tobacco	2.0
Textiles, Apparel & Luxury Goods	1.9
Personal Products	1.9
Auto Components	1.8
Household Durables	1.7
Semiconductors & Semiconductor Equipment	1.7
Electrical Equipment	1.6
Hotels, Restaurants & Leisure	1.6
Food & Staples Retailing	1.6
Road & Rail	1.6
Software	1.6
IT Services	1.4
Specialty Retail	1.3
Industrial Conglomerates	1.2
Construction Materials	1.1
Airlines	1.1
Equity Real Estate Investment Trusts (REITs)	1.1
Air Freight & Logistics	1.1
Media	1.1
Building Products	1.0
Others (each less than 1.0%)	6.9
Short-Term Investments	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Abbreviations

ADR	American Depositary Receipt
BRL	Brazilian Real
CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Amount rounds to less than one thousand.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2018.
(d)	Defaulted security.
(e)	Security is an interest bearing note with preferred security characteristics.
(f)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of October 31, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of October 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	811	12/2018	EUR	29,229	(1,233)
FTSE 100 Index	214	12/2018	GBP	19,382	(397)
TOPIX Index	155	12/2018	JPY	22,494	(521)

					(2,151)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.0%
Australia — 2.2%
BHP Billiton plc	527	10,515

Austria — 1.6%
Erste Group Bank AG *	188	7,661

Brazil — 1.6%
Itau Unibanco Holding SA (Preference)	590	7,795

Canada — 6.0%
Alimentation Couche-Tard, Inc., Class B	238	11,386
Canadian National Railway Co.	116	9,881
Toronto-Dominion Bank (The)	131	7,241

		28,508

China — 7.6%
China Overseas Land & Investment Ltd.	1,576	4,954
Ping An Insurance Group Co. of China Ltd., Class H	1,827	17,268
Tencent Holdings Ltd.	403	13,810

		36,032

Denmark — 2.0%
Novo Nordisk A/S, Class B	215	9,280

France — 6.0%
Accor SA	152	6,958
Airbus SE	35	3,900
LVMH Moet Hennessy Louis Vuitton SE	37	11,263
Safran SA	50	6,405

		28,526

Germany — 11.5%
Bayer AG (Registered)	109	8,393
Continental AG	59	9,793
Delivery Hero SE * (a)	169	6,790
Deutsche Boerse AG	78	9,899
SAP SE	136	14,600
Zalando SE * (a)	135	5,223

		54,698

Hong Kong — 4.7%
AIA Group Ltd.	2,141	16,283
CK Asset Holdings Ltd.	910	5,919

		22,202

India — 3.6%
HDFC Bank Ltd., ADR	192	17,093

Indonesia — 2.1%
Bank Central Asia Tbk. PT	6,262	9,751

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — 8.7%
FANUC Corp.	48		8,264
Keyence Corp.	15		7,181
Komatsu Ltd.	281		7,316
Shin-Etsu Chemical Co. Ltd.	117		9,793
SMC Corp.	28		8,988

			41,542

Netherlands — 9.7%
ASML Holding NV	54		9,288
ING Groep NV	875		10,357
NN Group NV	233		10,004
Royal Dutch Shell plc, Class A	521		16,544

			46,193

South Korea — 1.5%
Samsung Electronics Co. Ltd., GDR (a)	7		6,864
Samsung Electronics Co. Ltd., GDR (b)	—	(c)	308

			7,172

Switzerland — 7.5%
Glencore plc *	1,245		5,065
Nestle SA (Registered)	211		17,816
Novartis AG (Registered)	147		12,845

			35,726

United Kingdom — 21.5%
AstraZeneca plc	95		7,286
Aviva plc	1,882		10,286
Burberry Group plc	381		8,818
Diageo plc	367		12,702
GlaxoSmithKline plc	629		12,188
Linde plc	57		9,334
RELX plc	503		9,950
Smith & Nephew plc	594		9,651
Unilever NV, CVA	311		16,702
WPP plc	445		5,035

			101,952

United States — 2.2%
Ferguson plc	153		10,348

Total Common Stocks (Cost $500,494)			474,994

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.4%
Investment Companies — 0.4%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (d) (e) (Cost $1,995)	1,995	1,995

Total Investments — 100.4% (Cost $502,489)		476,989
Liabilities in Excess of Other Assets — (0.4%)		(1,759)

NET ASSETS — 100.0%		475,230

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.5%
Insurance	11.3
Pharmaceuticals	10.5
Machinery	5.1
Textiles, Apparel & Luxury Goods	4.2
Chemicals	4.0
Food Products	3.7
Personal Products	3.5
Oil, Gas & Consumable Fuels	3.5
Metals & Mining	3.3
Software	3.1
Interactive Media & Services	2.9
Beverages	2.7
Internet & Direct Marketing Retail	2.5
Food & Staples Retailing	2.4
Real Estate Management & Development	2.3
Trading Companies & Distributors	2.2
Aerospace & Defense	2.2
Professional Services	2.1
Capital Markets	2.1
Road & Rail	2.1
Auto Components	2.0
Health Care Equipment & Supplies	2.0
Semiconductors & Semiconductor Equipment	1.9
Electronic Equipment, Instruments & Components	1.5
Technology Hardware, Storage & Peripherals	1.5
Hotels, Restaurants & Leisure	1.5
Media	1.0
Others (each less than 1.0%)	0.0
Short-Term Investments	0.4

Abbreviations

ADR	American Depositary Receipt
CVA	Dutch Certification
GDR	Global Depositary Receipt
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(c)	Amount rounds to less than one thousand.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%
Australia — 7.5%
Alumina Ltd.	567	1,029
Australia & New Zealand Banking Group Ltd.	301	5,537
BHP Billiton Ltd.	472	10,900
BlueScope Steel Ltd.	80	822
CSR Ltd.	293	736
JB Hi-Fi Ltd.	43	693
Metcash Ltd.	417	815
Nine Entertainment Co. Holdings Ltd.	604	726
Qantas Airways Ltd.	227	880
Rio Tinto plc	126	6,135
Sandfire Resources NL	165	783
South32 Ltd.	855	2,204
St Barbara Ltd.	303	896
Westpac Banking Corp.	325	6,170
Whitehaven Coal Ltd.	286	988

		39,314

Austria — 1.2%
AT&S Austria Technologie & Systemtechnik AG	38	900
Erste Group Bank AG *	32	1,315
EVN AG	37	652
OMV AG	30	1,686
Raiffeisen Bank International AG	35	949
Telekom Austria AG *	117	872

		6,374

Belgium — 0.5%
D’ieteren SA/NV	17	673
KBC Group NV	31	2,113

		2,786

Denmark — 0.6%
Matas A/S	117	1,125
Pandora A/S	14	866
Scandinavian Tobacco Group A/S, Class A (a)	63	961

		2,952

Finland — 0.6%
Cramo OYJ	44	842
Ramirent OYJ	76	551
Sanoma OYJ	98	1,108
Tokmanni Group Corp.	70	570

		3,071

France — 10.1%
ALD SA (a)	61	905
Arkema SA	8	856

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued
BNP Paribas SA	90	4,685
Casino Guichard Perrachon SA	22	957
Cie Generale des Etablissements Michelin SCA	12	1,259
Credit Agricole SA	168	2,148
Engie SA	235	3,125
Eramet	8	694
Eutelsat Communications SA	43	880
Groupe Crit	9	609
IPSOS	30	796
Kaufman & Broad SA	21	874
Natixis SA	190	1,108
Neopost SA	39	1,251
Orange SA	214	3,336
Peugeot SA	73	1,726
Publicis Groupe SA	15	879
Renault SA	15	1,142
Rexel SA	84	1,077
Rothschild & Co.	18	698
Sanofi	106	9,484
Societe BIC SA	12	1,149
TOTAL SA	218	12,814

		52,452

Georgia — 0.2%
TBC Bank Group plc	40	872

Germany — 6.2%
Allianz SE (Registered)	43	8,878
BASF SE	20	1,535
Covestro AG (a)	18	1,153
Deutsche Beteiligungs AG	20	834
Deutsche Lufthansa AG (Registered)	47	944
Deutsche Pfandbriefbank AG (a)	67	884
Deutsche Telekom AG (Registered)	349	5,723
Evonik Industries AG	39	1,206
Freenet AG	34	775
JOST Werke AG (a)	25	865
ProSiebenSat.1 Media SE	52	1,210
RWE AG	52	1,012
Schaeffler AG (Preference)	77	814
Siltronic AG	6	534
Takkt AG	55	941
Volkswagen AG (Preference)	25	4,166
Wuestenrot & Wuerttembergische AG	45	905

		32,379

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Ghana — 0.1%
Tullow Oil plc *	216	620

Hong Kong — 1.8%
Bank of East Asia Ltd. (The)	319	1,033
Hongkong Land Holdings Ltd.	261	1,548
Hysan Development Co. Ltd.	196	919
Kerry Properties Ltd.	267	841
NWS Holdings Ltd.	617	1,225
Sun Hung Kai Properties Ltd.	186	2,417
Wheelock & Co. Ltd.	220	1,176

		9,159

Ireland — 0.2%
Origin Enterprises plc	174	1,117

Isle of Man — 0.1%
Strix Group plc	180	342

Israel — 0.7%
Bank Leumi Le-Israel BM	175	1,089
Israel Discount Bank Ltd., Class A	377	1,232
Plus500 Ltd.	81	1,393

		3,714

Italy — 1.2%
ASTM SpA	39	768
Banca Farmafactoring SpA (a)	139	717
Cairo Communication SpA	217	687
Immobiliare Grande Distribuzione SIIQ SpA, REIT	99	699
Maire Tecnimont SpA	204	893
Mediobanca Banca di Credito Finanziario SpA	149	1,308
Rizzoli Corriere Della Sera Mediagroup SpA *	601	611
Unieuro SpA * (a)	61	739

		6,422

Japan — 25.9%
77 Bank Ltd. (The)	45	919
Asahi Kasei Corp.	68	816
Bridgestone Corp.	83	3,216
Brother Industries Ltd.	68	1,243
Concordia Financial Group Ltd.	277	1,268
Daicel Corp.	118	1,250
Dai-ichi Life Holdings, Inc.	156	2,935
Daiwa Securities Group, Inc.	254	1,456
DMG Mori Co. Ltd.	103	1,492
FUJIFILM Holdings Corp.	48	2,080
Fujitsu Ltd.	30	1,849
Fukuoka Financial Group, Inc.	54	1,322

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Gunma Bank Ltd. (The)	178	807
Hitachi Capital Corp.	33	812
Hitachi Ltd.	27	832
Honda Motor Co. Ltd.	190	5,415
Idemitsu Kosan Co. Ltd.	42	1,885
Isuzu Motors Ltd.	90	1,180
ITOCHU Corp.	193	3,581
Japan Airlines Co. Ltd.	31	1,100
JFE Holdings, Inc.	85	1,595
JXTG Holdings, Inc.	474	3,203
Kajima Corp.	101	1,301
Kansai Electric Power Co., Inc. (The)	139	2,129
KDDI Corp.	195	4,726
K’s Holdings Corp.	86	1,083
Kumagai Gumi Co. Ltd.	32	836
Maeda Corp.	90	1,020
Marubeni Corp.	285	2,311
Mitsubishi Chemical Holdings Corp.	216	1,686
Mitsubishi Corp.	167	4,709
Mitsubishi Gas Chemical Co., Inc.	51	861
Mitsubishi UFJ Financial Group, Inc.	1,222	7,397
Mitsubishi UFJ Lease & Finance Co. Ltd.	205	1,055
Mitsui & Co. Ltd.	223	3,719
Mizuho Financial Group, Inc.	2,688	4,617
Nippon Telegraph & Telephone Corp.	90	3,695
Nishi-Nippon Financial Holdings, Inc.	84	802
Nomura Real Estate Holdings, Inc.	47	885
NTT DOCOMO, Inc.	157	3,883
ORIX Corp.	186	3,032
Resona Holdings, Inc.	385	2,025
Shinsei Bank Ltd.	71	1,075
Shizuoka Bank Ltd. (The)	142	1,242
Sompo Holdings, Inc.	57	2,334
Sony Corp.	22	1,207
Subaru Corp.	57	1,548
Sumitomo Chemical Co. Ltd.	238	1,192
Sumitomo Corp.	168	2,548
Sumitomo Heavy Industries Ltd.	28	868
Sumitomo Mitsui Financial Group, Inc.	149	5,817
Sumitomo Mitsui Trust Holdings, Inc.	66	2,610
Taiheiyo Cement Corp.	41	1,198
Taisei Corp.	34	1,471
Teijin Ltd.	57	983
Tokuyama Corp.	27	613
Tokyo Tatemono Co. Ltd.	91	981

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
Tokyu Fudosan Holdings Corp.	165	929
Toyota Boshoku Corp.	52	859
Toyota Motor Corp.	210	12,273
Toyota Tsusho Corp.	49	1,768
TS Tech Co. Ltd.	23	668
Yokohama Rubber Co. Ltd. (The)	51	994

		135,206

Luxembourg — 0.8%
Aperam SA	22	756
ArcelorMittal	105	2,631
RTL Group SA	15	988

		4,375

Netherlands — 7.9%
ABN AMRO Group NV, CVA (a)	77	1,882
Aegon NV	325	1,993
ASR Nederland NV	23	1,057
Atrium European Real Estate Ltd. *	92	385
BinckBank NV	140	676
Flow Traders (a)	28	898
Heijmans NV, CVA *	80	861
ING Groep NV	410	4,850
Intertrust NV (a)	55	895
Koninklijke Volkerwessels NV	39	688
NIBC Holding NV (a)	89	812
NN Group NV	60	2,564
Royal Dutch Shell plc, Class A	722	22,992
Signify NV (a)	35	867

		41,420

New Zealand — 0.5%
Air New Zealand Ltd.	386	705
Spark New Zealand Ltd.	485	1,252
Z Energy Ltd.	207	825

		2,782

Norway — 3.0%
Austevoll Seafood ASA	88	1,415
BW Offshore Ltd. *	150	960
DNB ASA	149	2,699
Equinor ASA	137	3,544
Norwegian Finans Holding ASA *	99	881
Olav Thon Eiendomsselskap ASA	17	288
Scottish Salmon Co. Plc (The)	181	389
Selvaag Bolig ASA	106	473
SpareBank 1 Nord Norge	105	840

INVESTMENTS	SHARES (000)	VALUE ($000)

Norway — continued
SpareBank 1 SMN	107	1,094
SpareBank 1 SR-Bank ASA	74	826
Storebrand ASA	127	1,051
Telenor ASA	51	935

		15,395

Portugal — 0.1%
Semapa-Sociedade de Investimento e Gestao	36	682

Russia — 0.3%
Evraz plc	241	1,671

Singapore — 1.0%
DBS Group Holdings Ltd.	40	672
Oversea-Chinese Banking Corp. Ltd.	305	2,368
United Overseas Bank Ltd.	112	1,987

		5,027

South Africa — 0.7%
Anglo American plc	159	3,385

Spain — 2.6%
ACS Actividades de Construccion y Servicios SA	50	1,861
Atresmedia Corp. de Medios de Comunicacion SA	110	622
CaixaBank SA	315	1,276
eDreams ODIGEO SA *	227	925
Enagas SA	59	1,552
Repsol SA	169	3,028
Talgo SA * (a)	181	918
Telefonica SA	315	2,588
Unicaja Banco SA (a)	510	653

		13,423

Sweden — 2.9%
Betsson AB *	150	1,306
Boliden AB *	31	713
Granges AB	57	598
KappAhl AB	206	592
Mekonomen AB	107	1,252
Mycronic AB	99	1,248
Nobia AB	128	815
Skandinaviska Enskilda Banken AB, Class A	244	2,530
Svenska Handelsbanken AB, Class A	189	2,060
Swedbank AB, Class A	134	3,025
Tethys Oil AB	116	1,109

		15,248

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Switzerland — 8.5%
Adecco Group AG (Registered)	17		824
ALSO Holding AG (Registered) *	8		955
Credit Suisse Group AG (Registered) *	176		2,295
Ferrexpo plc	260		692
Glencore plc *	1,238		5,039
Novartis AG (Registered)	191		16,756
Orior AG	11		990
Resurs Holding AB (a)	167		1,105
Roche Holding AG	7		1,707
Swiss Re AG	34		3,085
UBS Group AG (Registered) *	407		5,693
Vetropack Holding AG	—	(b)	453
Zurich Insurance Group AG *	15		4,704

			44,298

United Kingdom — 13.4%
Babcock International Group plc	114		889
Barclays plc	1,148		2,529
Barratt Developments plc	292		1,917
Berkeley Group Holdings plc	31		1,401
Biffa plc (a)	288		865
Bovis Homes Group plc	63		781
British Land Co. plc (The), REIT	282		2,126
Centrica plc	977		1,835
Charter Court Financial Services Group plc (a)	262		973
Derwent London plc, REIT	43		1,604
Dialog Semiconductor plc *	45		1,188
Draper Esprit plc *	98		648
EI Group plc *	336		713
Fiat Chrysler Automobiles NV *	48		724
Forterra plc (a)	401		1,133
Genel Energy plc *	251		695
GlaxoSmithKline plc	453		8,774
Halfords Group plc	344		1,351
Imperial Brands plc	121		4,090
Inchcape plc	175		1,211
International Consolidated Airlines Group SA	144		1,114
International Personal Finance plc	298		680
ITV plc	1,148		2,180
J Sainsbury plc	325		1,290
JPJ Group plc *	156		1,222
Kier Group plc	62		694
Legal & General Group plc	969		3,110
Lloyds Banking Group plc	7,566		5,521
Mitchells & Butlers plc	214		709

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
Morgan Sindall Group plc	44	665
National Express Group plc	141	719
NatWest Markets plc	716	2,156
OneSavings Bank plc	315	1,499
Persimmon plc	50	1,476
Premier Foods plc *	1,552	756
Prudential plc	36	711
Rank Group plc	285	583
Royal Mail plc	212	975
Saga plc	503	765
St Modwen Properties plc	185	885
Staffline Group plc	60	907
Stagecoach Group plc	358	698
Taylor Wimpey plc	964	1,984
U & I Group plc	372	1,090
WPP plc	168	1,900

		69,736

United States — 0.1%
TI Fluid Systems plc (a)	259	684

Total Common Stocks (Cost $556,243)		514,906

Total Investments — 98.7% (Cost $556,243)		514,906
Other Assets Less Liabilities — 1.3%		6,663

NET ASSETS — 100.0%		521,569

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	18.8%
Oil, Gas & Consumable Fuels	10.7
Metals & Mining	7.9
Pharmaceuticals	7.1
Insurance	6.6
Automobiles	5.5
Trading Companies & Distributors	4.1
Diversified Telecommunication Services	3.6
Capital Markets	2.8
Real Estate Management & Development	2.5
Media	2.4
Chemicals	2.4
Household Durables	2.0
Construction & Engineering	2.0
Wireless Telecommunication Services	1.8
Auto Components	1.6
Specialty Retail	1.3
Diversified Financial Services	1.2
Multi-Utilities	1.2
Tobacco	1.0
Others (each less than 1.0%)	13.5

Abbreviations

CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than one thousand.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2018

(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Economies Fund		JPMorgan Emerging Markets Equity Fund	JPMorgan Europe Dynamic Fund (formerly known as JPMorgan Intrepid European Fund)	JPMorgan Global Research Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,521,277		$4,559,631	$696,411	$5,749,921
Investments in affiliates, at value	42,721		58,479	51,037	—
Cash	447		349	91	—
Foreign currency, at value	11,216		3,148	781	1,401
Deposits at broker for futures contracts	—		—	1,766	2,542
Receivables:
Due from custodian	—		—	363	—
Investment securities sold	2,473		4,044	10,498	204,513
Fund shares sold	5		4,224	455	103
Dividends from non-affiliates	1,377		2,757	757	9,449
Dividends from affiliates	85		136	47	42
Tax reclaims	10		9	3,800	8,291
Variation margin on futures contracts	—		—	292	798

Total Assets	1,579,611		4,632,777	766,298	5,977,060

LIABILITIES:
Payables:
Due to custodian	—		—	—	101,919
Investment securities purchased	359		2	12,867	—
Fund shares redeemed	22,407		24,824	67,256	26,601
Accrued liabilities:
Investment advisory fees	856		2,688	431	884
Administration fees	—		—	54	291
Distribution fees	4		111	49	—
Service fees	3		223	84	36
Custodian and accounting fees	170		346	49	118
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—	—	(a)
Deferred foreign capital gains tax	—		2,991	—	—
Audit fees	82		80	111	80
Printing and mailing cost	34		134	43	119
Other	39		173	7	36

Total Liabilities	23,954		31,572	80,951	130,084

Net Assets	$1,555,657		$4,601,205	$685,347	$5,846,976

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan Emerging Economies Fund	JPMorgan Emerging Markets Equity Fund	JPMorgan Europe Dynamic Fund (formerly known as JPMorgan Intrepid European Fund)	JPMorgan Global Research Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$1,590,907	$4,158,817	$766,506	$4,207,120
Total distributable earnings (loss) (a)	(35,250)	442,388	(81,159)	1,639,856

Total Net Assets	$1,555,657	$4,601,205	$685,347	$5,846,976

Net Assets:
Class A	$10,653	$369,490	$124,681	$—
Class C	1,874	43,612	31,125	—
Class I	12,961	773,142	139,858	438,715
Class L	—	475,997	389,665	—
Class R2	—	95	—	—
Class R3	—	341	—	—
Class R4	—	26	—	—
Class R5	285	1,672	—	—
Class R6	1,529,884	2,936,830	18	5,408,261

Total	$1,555,657	$4,601,205	$685,347	$5,846,976

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	892	15,498	5,419	—
Class C	158	1,890	1,526	—
Class I	1,070	31,626	5,956	19,959
Class L	—	19,324	16,444	—
Class R2	—	4	—	—
Class R3	—	14	—	—
Class R4	—	1	—	—
Class R5	23	68	—	—
Class R6	126,793	119,363	1	248,508

Net Asset Value (b):
Class A — Redemption price per share	$11.95	$23.84	$23.01	$—
Class C — Offering price per share (c)	11.84	23.08	20.39	—
Class I — Offering and redemption price per share	12.12	24.45	23.48	21.98
Class L — Offering and redemption price per share	—	24.63	23.70	—
Class R2 — Offering and redemption price per share	—	23.73	—	—
Class R3 — Offering and redemption price per share	—	23.78	—	—
Class R4 — Offering and redemption price per share	—	24.42	—	—
Class R5 — Offering and redemption price per share	12.24	24.60	—	—
Class R6 — Offering and redemption price per share	12.07	24.60	23.70	21.76
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.61	$25.16	$24.28	$—

Cost of investments in non-affiliates	$1,522,094	$4,020,307	$734,527	$4,557,813
Cost of investments in affiliates	42,721	58,479	51,037	—
Cost of foreign currency	11,091	3,169	781	1,400

(a)

Total distributable earnings has been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2018 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Global Unconstrained Equity Fund		JPMorgan International Advantage Fund (formerly known as JPMorgan Intrepid International Fund)	JPMorgan International Equity Fund	JPMorgan International Equity Income Fund
ASSETS:
Investments in non-affiliates, at value	$3,862		$3,317,913	$4,098,853	$139,033
Investments in affiliates, at value	—		52,914	166,797	—
Cash	—		36	136	6
Foreign currency, at value	3		901	16	96
Deposits at broker for futures contracts	—		1,992	—	—
Receivables:
Investment securities sold	163		13,435	—	1,270
Fund shares sold	—	(a)	35,531	46,522	144
Dividends from non-affiliates	2		12,442	9,582	505
Dividends from affiliates	—	(a)	130	258	1
Tax reclaims	15		8,449	8,496	505
Variation margin on futures contracts	—		422	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—		—	—	877
Due from adviser	9		—	—	—
Other assets	12		—	—	—

Total Assets	4,066		3,444,165	4,330,660	142,437

LIABILITIES:
Payables:
Due to custodian	11		—	—	—
Investment securities purchased	—		38,708	58,309	33
Fund shares redeemed	—		376	1,137	211
Unrealized depreciation on forward foreign currency exchange contracts	—		—	—	551
Accrued liabilities:
Investment advisory fees	—		1,428	1,684	37
Administration fees	—		24	—	—
Distribution fees	1		50	66	24
Service fees	—	(a)	34	63	19
Custodian and accounting fees	7		103	110	12
Trustees’ and Chief Compliance Officer’s fees	—		—	—	—	(a)
Audit fees	76		79	81	78
Printing and mailing cost	1		44	53	7
Other	1		63	63	14

Total Liabilities	97		40,909	61,566	986

Net Assets	$3,969		$3,403,256	$4,269,094	$141,451

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan Global Unconstrained Equity Fund	JPMorgan International Advantage Fund (formerly known as JPMorgan Intrepid International Fund)	JPMorgan International Equity Fund	JPMorgan International Equity Income Fund
NET ASSETS:
Paid-in-Capital	$3,902	$3,431,825	$3,902,425	$139,877
Total distributable earnings (loss) (a)	67	(28,569)	366,669	1,574

Total Net Assets	$3,969	$3,403,256	$4,269,094	$141,451

Net Assets:
Class A	$1,385	$156,382	$240,394	$68,420
Class C	567	1,652	18,899	12,371
Class I	1,852	60,739	179,831	47,701
Class R2	20	31,619	1,833	270
Class R5	20	—	19,516	177
Class R6	125	3,152,864	3,808,621	12,512

Total	$3,969	$3,403,256	$4,269,094	$141,451

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	87	8,023	15,452	4,562
Class C	36	84	1,287	832
Class I	114	2,993	11,370	3,171
Class R2	2	1,646	119	18
Class R5	1	—	1,231	12
Class R6	8	157,629	240,097	832

Net Asset Value (b):
Class A — Redemption price per share	$16.04	$19.49	$15.56	$15.00
Class C — Offering price per share (c)	15.79	19.70	14.68	14.88
Class I — Offering and redemption price per share	16.21	20.30	15.82	15.04
Class R2 — Offering and redemption price per share	16.15	19.21	15.44	14.96
Class R5 — Offering and redemption price per share	16.17	—	15.85	15.06
Class R6 — Offering and redemption price per share	16.17	20.00	15.86	15.04
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.93	$20.57	$16.42	$15.83

Cost of investments in non-affiliates	$3,786	$3,384,062	$3,860,872	$140,870
Cost of investments in affiliates	—	52,914	166,797	—
Cost of foreign currency	3	906	19	97

(a)

Total distributable earnings has been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2018 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Unconstrained Equity Fund	JPMorgan International Value Fund
ASSETS:
Investments in non-affiliates, at value	$4,612,781		$474,994	$514,906
Investments in affiliates, at value	56,728		1,995	—
Cash	204		50	—
Foreign currency, at value	2,107		37	35
Deposits at broker for futures contracts	4,067		—	—
Receivables:
Investment securities sold	—		4,922	7,964
Fund shares sold	222		764	399
Dividends from non-affiliates	13,466		866	2,405
Dividends from affiliates	158		9	2
Tax reclaims	11,480		308	2,948
Variation margin on futures contracts	1,255		—	—

Total Assets	4,702,468		483,945	528,659

LIABILITIES:
Payables:
Due to custodian	—		—	2
Interfund lending	—		—	4,539
Investment securities purchased	—		3,943	177
Fund shares redeemed	680		4,421	1,536
Accrued liabilities:
Investment advisory fees	533		156	134
Administration fees	159		—	—
Distribution fees	46		33	66
Service fees	16		44	60
Custodian and accounting fees	157		15	55
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—
Audit fees	78		74	77
Printing and mailing cost	98		8	251
Other	83		21	193

Total Liabilities	1,850		8,715	7,090

Net Assets	$4,700,618		$475,230	$521,569

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Unconstrained Equity Fund	JPMorgan International Value Fund
NET ASSETS:
Paid-in-Capital	$4,884,154	$520,290	$546,757
Total distributable earnings (loss) (a)	(183,536)	(45,060)	(25,188)

Total Net Assets	$4,700,618	$475,230	$521,569

Net Assets:
Class A	$203,437	$84,325	$242,231
Class C	—	22,532	14,055
Class I	152,610	189,061	66,291
Class L	—	—	73,651
Class R2	—	773	1,025
Class R5	—	3,341	70
Class R6	4,344,571	175,198	124,246

Total	$4,700,618	$475,230	$521,569

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,117	4,622	19,472
Class C	—	1,253	1,169
Class I	8,974	10,227	5,197
Class L	—	—	5,800
Class R2	—	43	84
Class R5	—	181	5
Class R6	256,075	9,468	9,805

Net Asset Value (b):
Class A — Redemption price per share	$16.79	$18.24	$12.44
Class C — Offering price per share (c)	—	17.98	12.02
Class I — Offering and redemption price per share	17.01	18.49	12.76
Class L — Offering and redemption price per share	—	—	12.70
Class R2 — Offering and redemption price per share	—	18.14	12.20
Class R5 — Offering and redemption price per share	—	18.49	12.65
Class R6 — Offering and redemption price per share	16.97	18.50	12.67
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.72	$19.25	$13.13

Cost of investments in non-affiliates	$4,871,769	$500,494	$556,243
Cost of investments in affiliates	56,728	1,995	—
Cost of foreign currency	2,119	37	35

(a)

Total distributable earnings has been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2018

(Amounts in thousands)

	JPMorgan Emerging Economies Fund		JPMorgan Emerging Markets Equity Fund		JPMorgan Europe Dynamic Fund (formerly known as JPMorgan Intrepid European Fund)	JPMorgan Global Research Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$269		$—	(a)	$7	$47
Interest income from affiliates	11		5		1	2
Dividend income from non-affiliates	70,455		94,798		26,355	194,237
Dividend income from affiliates	729		1,758		360	1,448
Non-cash dividend income from non-affiliates	4,108		—		2,563	—
Foreign taxes withheld	(6,005)		(7,360)		(3,661)	(8,775)

Total investment income	69,567		89,201		25,625	186,959

EXPENSES:
Investment advisory fees	17,228		42,392		5,983	16,232
Administration fees	1,644		4,045		747	6,583
Distribution fees:
Class A	360		1,251		398	—
Class C	20		405		309	—
Class R2	—		—	(a)	—	—
Class R3	—		1		—	—
Service fees:
Class A	360		1,251		398	—
Class C	7		135		103	—
Class I	144		2,054		452	3,793
Class L	—		513		539	—
Class R2	—		—	(a)	—	—
Class R3	—		1		—	—
Class R4	—		—	(a)	—	—
Class R5	—	(a)	2		—	—
Custodian and accounting fees	1,290		2,791		201	725
Interest expense to affiliates	33		—	(a)	5	112
Professional fees	129		140		132	198
Trustees’ and Chief Compliance Officer’s fees	33		43		28	56
Printing and mailing costs	58		382		51	331
Registration and filing fees	82		325		65	133
Transfer agency fees (See Note 2.J.)	32		153		23	68
Other	30		73		19	116

Total expenses	21,450		55,957		9,453	28,347

Less fees waived	(6,730)		(11,841)		(241)	(6,800)
Less expense reimbursements	(11)		(26)		—	—

Net expenses	14,709		44,090		9,212	21,547

Net investment income (loss)	54,858		45,111		16,413	165,412

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,243	(b)	(14,650	)(c)	2,026	638,457
Investments in affiliates	—		—	(a)	—	36
Futures contracts	(2,733)		—		131	4,001
Foreign currency transactions	(871)		(681)		(87)	(1,026)

Net realized gain (loss)	3,639		(15,331)		2,070	641,468

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(407,869	)(d)	(763,460	)(e)	(138,376)	(657,116)
Futures contracts	(564)		—		105	(2,585)
Foreign currency translations	149		(34)		(178)	(79)

Change in net unrealized appreciation/depreciation	(408,284)		(763,494)		(138,449)	(659,780)

Net realized/unrealized gains (losses)	(404,645)		(778,825)		(136,379)	(18,312)

Change in net assets resulting from operations	$(349,787)		$(733,714)		$(119,966)	$147,100

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of approximately $(974,000) for JPMorgan Emerging Economies Fund.
(c)	Net of foreign capital gains tax of approximately $(189,000) for JPMorgan Emerging Markets Equity Fund.
(d)	Net of change in foreign capital gains tax of approximately $1,490,000 for JPMorgan Emerging Economies Fund.
(e)	Net of change in foreign capital gains tax of approximately $(2,802,000) for JPMorgan Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan Global Unconstrained Equity Fund	JPMorgan International Advantage Fund (formerly known as JPMorgan Intrepid International Fund)	JPMorgan International Equity Fund	JPMorgan International Equity Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$46	$— (a)	$— (a)
Interest income from affiliates	— (a)	— (a)	1	— (a)
Dividend income from non-affiliates	83	120,810	137,340	8,476
Dividend income from affiliates	1	1,245	1,484	33
Foreign taxes withheld	(3)	(11,114)	(9,484)	(731)

Total investment income	81	110,987	129,341	7,778

EXPENSES:
Investment advisory fees	32	21,235	31,039	1,348
Administration fees	4	2,870	3,596	156
Distribution fees:
Class A	4	511	708	210
Class C	4	14	170	105
Class R2	— (a)	126	11	2
Service fees:
Class A	4	511	708	210
Class C	1	5	57	35
Class I	6	142	442	199
Class R2	— (a)	63	5	1
Class R5	— (a)	—	22	— (a)
Custodian and accounting fees	36	582	654	74
Interest expense to affiliates	— (a)	18	13	6
Professional fees	79	163	153	74
Trustees’ and Chief Compliance Officer’s fees	24	38	41	25
Printing and mailing costs	—	82	90	24
Registration and filing fees	55	108	146	39
Transfer agency fees (See Note 2.J.)	2	96	80	24
Other	7	60	65	9

Total expenses	258	26,624	38,000	2,541

Less fees waived	(40)	(6,020)	(14,103)	(905)
Less expense reimbursements	(191)	(30)	(7)	— (a)

Net expenses	27	20,574	23,890	1,636

Net investment income (loss)	54	90,413	105,451	6,142

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(32)	(31,425)	93,152	14,735
Investments in affiliates	—	—	—	1
Futures contracts	—	(5,563)	—	—
Foreign currency transactions	(2)	(523)	(1,329)	(100)
Forward foreign currency exchange contracts	—	—	—	(497)

Net realized gain (loss)	(34)	(37,511)	91,823	14,139

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(135)	(453,900)	(737,881)	(30,647)
Futures contracts	—	(1,392)	—	—
Foreign currency translations	— (a)	(303)	(282)	(9)
Forward foreign currency exchange contracts	—	—	—	654

Change in net unrealized appreciation/depreciation	(135)	(455,595)	(738,163)	(30,002)

Net realized/unrealized gains (losses)	(169)	(493,106)	(646,340)	(15,863)

Change in net assets resulting from operations	$(115)	$(402,693)	$(540,889)	$(9,721)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2018 (continued)

(Amounts in thousands)

	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Unconstrained Equity Fund	JPMorgan International Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$269	$— (a)	$5
Interest income from affiliates	48	— (a)	— (a)
Dividend income from non-affiliates	182,619	15,013	27,839
Dividend income from affiliates	2,063	195	143
Foreign taxes withheld	(14,812)	(924)	(2,408)

Total investment income	170,187	14,284	25,579

EXPENSES:
Investment advisory fees	10,939	3,617	4,294
Administration fees	4,436	419	581
Distribution fees:
Class A	661	226	774
Class C	—	188	136
Class R2	—	3	6
Service fees:
Class A	661	226	774
Class C	—	63	45
Class I	1,551	567	323
Class L	—	—	138
Class R2	—	1	3
Class R5	—	3	— (a)
Custodian and accounting fees	906	142	180
Interest expense to affiliates	52	7	21
Professional fees	203	71	150
Trustees’ and Chief Compliance Officer’s fees	45	26	27
Printing and mailing costs	346	43	125
Registration and filing fees	162	153	87
Transfer agency fees (See Note 2.J.)	104	32	28
Other	107	16	22

Total expenses	20,173	5,803	7,714

Less fees waived	(5,190)	(1,875)	(1,805)
Less expense reimbursements	—	(2)	— (a)

Net expenses	14,983	3,926	5,909

Net investment income (loss)	155,204	10,358	19,670

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(66,474)	(26,102)	32,541
Investments in affiliates	— (a)	—	—
Futures contracts	35,043	76	(1,495)
Foreign currency transactions	1,331	(13)	(222)
Forward foreign currency exchange contracts	—	—	(917)

Net realized gain (loss)	(30,100)	(26,039)	29,907

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(577,525)	(65,965)	(113,631)
Futures contracts	(10,776)	—	—
Foreign currency translations	(492)	(16)	6
Forward foreign currency exchange contracts	—	—	(170)

Change in net unrealized appreciation/depreciation	(588,793)	(65,981)	(113,795)

Net realized/unrealized gains (losses)	(618,893)	(92,020)	(83,888)

Change in net assets resulting from operations	$(463,689)	$(81,662)	$(64,218)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Economies Fund		JPMorgan Emerging Markets Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$54,858	$41,242	$45,111	$27,237
Net realized gain (loss)	3,639	158,485	(15,331)	(16,512)
Change in net unrealized appreciation/depreciation	(408,284)	303,356	(763,494)	907,407

Change in net assets resulting from operations	(349,787)	503,083	(733,714)	918,132

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(3,219)	(1,900)	(788)	(1,930)
Class C	(37)	(14)	(4)	(12)
Class I	(1,440)	(709)	(2,829)	(1,895)
Class L	—	—	(2,054)	(3,193)
Class R2 (b)	—	—	— (c)	—
Class R3 (b)	—	—	— (c)	—
Class R4 (b)	—	—	— (c)	—
Class R5	(8)	(23)	(1)	— (c)
Class R6	(39,227)	(24,949)	(16,464)	(16,962)

Total distributions to shareholders	(43,931)	(27,595)	(22,140)	(23,992)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(88,320)	(217,505)	909,171	429,170

NET ASSETS:
Change in net assets	(482,038)	257,983	153,317	1,323,310
Beginning of period	2,037,695	1,779,712	4,447,888	3,124,578

End of period	$1,555,657	$2,037,695	$4,601,205	$4,447,888

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior periods balances were as follows:

	JPMorgan Emerging Economies Fund	JPMorgan Emerging Markets Equity Fund
Class A
From net investment income	(1,900)	(1,930)
Class C
From net investment income	(14)	(12)
Class I
From net investment income	(709)	(1,895)
Class L
From net investment income	—	(3,193)
Class R5
From net investment income	(23)	— (c)
Class R6
From net investment income	(24,949)	(16,962)

(b)	Commencement of offering of class of shares effective July 31, 2017, for JPMorgan Emerging Markets Equity Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Europe Dynamic Fund (formerly known as JPMorgan Intrepid European Fund)		JPMorgan Global Research Enhanced Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,413	$15,911	$165,412	$149,058
Net realized gain (loss)	2,070	82,878	641,468	148,203
Change in net unrealized appreciation/depreciation	(138,449)	95,771	(659,780)	1,306,055

Change in net assets resulting from operations	(119,966)	194,560	147,100	1,603,316

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A (b)	(2,283)	(2,962)	—	(1)
Class C (b)	(435)	(764)	—	— (c)
Class I	(2,988)	(2,896)	(14,541)	(155,975)
Class L	(9,949)	(10,351)	—	—
Class R2 (b)	—	—	—	— (c)
Class R6 (d)(e)	—	—	(144,723)	—

Total distributions to shareholders	(15,655)	(16,973)	(159,264)	(155,976)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(156,528)	17,522	(2,804,320)	308,814

NET ASSETS:
Change in net assets	(292,149)	195,109	(2,816,484)	1,756,154
Beginning of period	977,496	782,387	8,663,460	6,907,306

End of period	$685,347	$977,496	$5,846,976	$8,663,460

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior periods balances were as follows:

	JPMorgan Europe Dynamic Fund	JPMorgan Global Research Enhanced Index Fund
Class A
From net investment income	(2,962)	(1)
Class C
From net investment income	(764)	—	(c)
Class I
From net investment income	(2,896)	(155,975)
Class L
From net investment income	(10,351)	—
Class R2
From net investment income	—	—	(c)

(b)	Liquidated on August 11, 2017 for JPMorgan Global Research Enhanced Index Fund.
(c)	Amount rounds to less than one thousand.
(d)	Commencement of offering of class of shares effective October 1, 2018, for JPMorgan Europe Dynamic Fund.
(e)	Commencement of offering of class of shares effective November 1, 2017, for JPMorgan Global Research Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan Global Unconstrained Equity Fund			JPMorgan International Advantage Fund (formerly known as JPMorgan Intrepid International Fund)
	Year Ended October 31, 2018	Year Ended October 31, 2017		Year Ended October 31, 2018	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$54	$23		$90,413	$60,855
Net realized gain (loss)	(34)	185		(37,511)	160,672
Change in net unrealized appreciation/depreciation	(135)	212		(455,595)	402,080

Change in net assets resulting from operations	(115)	420		(402,693)	623,607

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(56)	—		(4,177)	(3,117)
Class C	(23)	—		(19)	(28)
Class I	(90)	(3)		(1,091)	(1,014)
Class R2	(1)	—		(172)	(9)
Class R5	(1)	—	(b)	—	—
Class R6	(6)	—	(b)	(61,869)	(66,113)

Total distributions to shareholders	(177)	(3)		(67,328)	(70,281)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	712	1,460		717,668	(92,031)

NET ASSETS:
Change in net assets	420	1,877		247,647	461,295
Beginning of period	3,549	1,672		3,155,609	2,694,314

End of period	$3,969	$3,549		$3,403,256	$3,155,609

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior periods balances were as follows:

	JPMorgan Global Unconstrained Equity Fund		JPMorgan International Advantage Fund
Class A
From net investment income	—		(3,117)
Class C
From net investment income	—		(28)
Class I
From net investment income	(3)		(1,014)
Class R2
From net investment income	—		(9)
Class R5
From net investment income	—	(b)	—
Class R6
From net investment income	—	(b)	(66,113)

(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Equity Fund		JPMorgan International Equity Income Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$105,451	$66,082	$6,142	$4,955
Net realized gain (loss)	91,823	(9,296)	14,139	(181)
Change in net unrealized appreciation/depreciation	(738,163)	803,981	(30,002)	24,302

Change in net assets resulting from operations	(540,889)	860,767	(9,721)	29,076

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(4,237)	(611)	(2,651)	(2,272)
Class C	(224)	(22)	(380)	(346)
Class I	(2,341)	(394)	(2,728)	(2,676)
Class R2	(26)	(2)	(8)	(11)
Class R5	(355)	(165)	(11)	(47)
Class R6	(59,589)	(16,643)	(515)	(30)

Total distributions to shareholders	(66,772)	(17,837)	(6,293)	(5,382)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	869,664	(260,305)	(42,991)	42,607

NET ASSETS:
Change in net assets	262,003	582,625	(59,005)	66,301
Beginning of period	4,007,091	3,424,466	200,456	134,155

End of period	$4,269,094	$4,007,091	$141,451	$200,456

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior periods balances were as follows:

	JPMorgan International Equity Fund	JPMorgan International Equity Income Fund
Class A
From net investment income	(611)	(2,272)
Class C
From net investment income	(22)	(346)
Class I
From net investment income	(394)	(2,676)
Class R2
From net investment income	(2)	(11)
Class R5
From net investment income	(165)	(47)
Class R6
From net investment income	(16,643)	(30)

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Unconstrained Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$155,204	$44,850	$10,358	$2,308
Net realized gain (loss)	(30,100)	35,372	(26,039)	2,079
Change in net unrealized appreciation/depreciation	(588,793)	305,035	(65,981)	40,014

Change in net assets resulting from operations	(463,689)	385,257	(81,662)	44,401

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(6,079)	(1,511)	(451)	(259)
Class C (b)	—	(227)	(86)	(67)
Class I	(22,656)	(32,213)	(1,315)	(257)
Class R2 (b)	—	(254)	(2)	— (c)
Class R5	—	—	(1)	— (c)
Class R6 (d)	(79,541)	—	(1,288)	(1,980)

Total distributions to shareholders	(108,276)	(34,205)	(3,143)	(2,563)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	233,881	3,352,439	202,406	206,016

NET ASSETS:
Change in net assets	(338,084)	3,703,491	117,601	247,854
Beginning of period	5,038,702	1,335,211	357,629	109,775

End of period	$4,700,618	$5,038,702	$475,230	$357,629

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior periods balances were as follows:

	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Unconstrained Equity Fund
Class A
From net investment income	(1,511)	(259)
Class C
From net investment income	(227)	(67)
Class I
From net investment income	(32,213)	(257)
Class R2
From net investment income	(254)	— (c)
Class R5
From net investment income	—	— (c)
Class R6
From net investment income	—	(1,980)

(b)	Liquidated on October 9, 2017 for JPMorgan International Research Enhanced Equity Fund.
(c)	Amount rounds to less than one thousand.
(d)	Commencement of offering of class of shares effective November 1, 2017, for JPMorgan International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Value Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,670	$17,446
Net realized gain (loss)	29,907	71,880
Change in net unrealized appreciation/depreciation	(113,795)	107,859

Change in net assets resulting from operations	(64,218)	197,185

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(6,784)	(18,922)
Class C	(316)	(1,312)
Class I	(3,872)	(8,933)
Class L	(4,302)	(30,468)
Class R2	(27)	(59)
Class R5	(2)	(1)
Class R6	(2,922)	(1,834)

Total distributions to shareholders	(18,225)	(61,529)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(189,775)	(650,089)

NET ASSETS:
Change in net assets	(272,218)	(514,433)
Beginning of period	793,787	1,308,220

End of period	$521,569	$793,787

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior periods balances were as follows:

JPMorgan International Value Fund
Class A
From net investment income	(18,922)
Class C
From net investment income	(1,312)
Class I
From net investment income	(8,933)
Class L
From net investment income	(30,468)
Class R2
From net investment income	(59)
Class R5
From net investment income	(1)
Class R6
From net investment income	(1,834)

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan Emerging Economies Fund		JPMorgan Emerging Markets Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$47,288	$52,611	$170,141	$183,624
Distributions reinvested	3,218	1,900	781	1,872
Cost of shares redeemed	(200,853)	(60,941)	(268,020)	(181,184)

Change in net assets resulting from Class A capital transactions	$(150,347)	$(6,430)	$(97,098)	$4,312

Class C
Proceeds from shares issued	$597	$631	$18,903	$17,118
Distributions reinvested	37	14	4	12
Cost of shares redeemed	(1,042)	(984)	(15,849)	(17,463)

Change in net assets resulting from Class C capital transactions	$(408)	$(339)	$3,058	$(333)

Class I
Proceeds from shares issued	$31,661	$17,416	$573,932	$331,493
Distributions reinvested	785	360	2,460	1,623
Cost of shares redeemed	(74,945)	(22,430)	(295,493)	(109,592)

Change in net assets resulting from Class I capital transactions	$(42,499)	$(4,654)	$280,899	$223,524

Class L
Proceeds from shares issued	$—	$—	$284,033	$402,572
Distributions reinvested	—	—	1,682	2,482
Cost of shares redeemed	—	—	(159,480)	(496,701)

Change in net assets resulting from Class L capital transactions	$—	$—	$126,235	$(91,647)

Class R2 (a)
Proceeds from shares issued	$—	$—	$94	$20
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	(5)	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$89	$20

Class R3 (a)
Proceeds from shares issued	$—	$—	$460	$20
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	(40)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$420	$20

Class R4 (a)
Proceeds from shares issued	$—	$—	$42	$20
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	(30)	—

Change in net assets resulting from Class R4 capital transactions	$—	$—	$12	$20

Class R5
Proceeds from shares issued	$160	$324	$2,991	$185
Distributions reinvested	8	23	1	— (b)
Cost of shares redeemed	(234)	(1,787)	(1,077)	— (b)

Change in net assets resulting from Class R5 capital transactions	$(66)	$(1,440)	$1,915	$185

Class R6
Proceeds from shares issued	$260,203	$124,871	$968,052	$672,770
Distributions reinvested	39,227	24,949	16,155	16,658
Cost of shares redeemed	(194,430)	(354,462)	(390,566)	(396,359)

Change in net assets resulting from Class R6 capital transactions	$105,000	$(204,642)	$593,641	$293,069

Total change in net assets resulting from capital transactions	$(88,320)	$(217,505)	$909,171	$429,170

(a)	Commencement of offering of class of shares effective July 31, 2017, for JPMorgan Emerging Markets Equity Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Economies Fund		JPMorgan Emerging Markets Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	3,245	4,043	5,977	7,615
Reinvested	220	173	28	93
Redeemed	(14,776)	(4,857)	(9,556)	(7,550)

Change in Class A Shares	(11,311)	(641)	(3,551)	158

Class C
Issued	40	49	679	702
Reinvested	2	1	— (a)	1
Redeemed	(75)	(74)	(598)	(762)

Change in Class C Shares	(33)	(24)	81	(59)

Class I
Issued	2,182	1,347	19,902	13,114
Reinvested	53	33	84	79
Redeemed	(5,448)	(1,678)	(10,613)	(4,464)

Change in Class I Shares	(3,213)	(298)	9,373	8,729

Class L
Issued	—	—	9,765	16,403
Reinvested	—	—	57	119
Redeemed	—	—	(5,623)	(18,771)

Change in Class L Shares	—	—	4,199	(2,249)

Class R2 (b)
Issued	—	—	3	1
Reinvested	—	—	— (a)	—
Redeemed	—	—	— (a)	—

Change in Class R2 Shares	—	—	3	1

Class R3 (b)
Issued	—	—	15	1
Reinvested	—	—	— (a)	—
Redeemed	—	—	(2)	—

Change in Class R3 Shares	—	—	13	1

Class R4 (b)
Issued	—	—	1	1
Reinvested	—	—	— (a)	—
Redeemed	—	—	(1)	—

Change in Class R4 Shares	—	—	— (a)	1

Class R5
Issued	9	26	100	6
Reinvested	1	2	— (a)	— (a)
Redeemed	(15)	(136)	(39)	— (a)

Change in Class R5 Shares	(5)	(108)	61	6

Class R6
Issued	17,691	9,667	33,718	25,331
Reinvested	2,667	2,258	550	804
Redeemed	(13,961)	(26,789)	(13,768)	(15,462)

Change in Class R6 Shares	6,397	(14,864)	20,500	10,673

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017, for JPMorgan Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan Europe Dynamic Fund (formerly known as JPMorgan Intrepid European Fund)		JPMorgan Global Research Enhanced Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$26,652	$39,901	$—	$—
Distributions reinvested	2,203	2,847	—	1
Cost of shares redeemed	(46,333)	(72,459)	—	(24)

Change in net assets resulting from Class A capital transactions	$(17,478)	$(29,711)	$—	$(23)

Class C (a)
Proceeds from shares issued	$6,854	$10,881	$—	$—
Distributions reinvested	395	683	—	— (b)
Cost of shares redeemed	(16,722)	(24,752)	—	(23)

Change in net assets resulting from Class C capital transactions	$(9,473)	$(13,188)	$—	$(23)

Class I
Proceeds from shares issued	$40,086	$79,324	$388,984	$1,447,613
Distributions reinvested	2,739	1,243	14,320	19,299
Cost of shares redeemed	(63,918)	(68,901)	(8,753,055)	(1,158,029)

Change in net assets resulting from Class I capital transactions	$(21,093)	$11,666	$(8,349,751)	$308,883

Class L
Proceeds from shares issued	$55,265	$132,401	$—	$—
Distributions reinvested	8,412	9,412	—	—
Cost of shares redeemed	(172,181)	(93,058)	—	—

Change in net assets resulting from Class L capital transactions	$(108,504)	$48,755	$—	$—

Class R2 (a)
Distributions reinvested	$—	$—	$—	$— (b)
Cost of shares redeemed	—	—	—	(23)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$—	$(23)

Class R6 (c) (d)
Proceeds from shares issued	$20	$—	$9,245,823	$—
Distributions reinvested	—	—	144,635	—
Cost of shares redeemed	—	—	(3,845,027)	—

Change in net assets resulting from Class R6 capital transactions	$20	$—	$5,545,431	$—

Total change in net assets resulting from capital transactions	$(156,528)	$17,522	$(2,804,320)	$308,814

(a)	Liquidated on August 11, 2017 for JPMorgan Global Research Enhanced Index Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective October 1, 2018, for JPMorgan Europe Dynamic Fund.
(d)	Commencement of offering of class of shares effective November 1, 2017, for JPMorgan Global Research Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Europe Dynamic Fund (formerly known as JPMorgan Intrepid European Fund)		JPMorgan Global Research Enhanced Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A (a)
Issued	1,011	1,592	—	—
Reinvested	83	130	—	— (b)
Redeemed	(1,777)	(3,039)	—	(1)

Change in Class A Shares	(683)	(1,317)	—	(1)

Class C (a)
Issued	288	489	—	—
Reinvested	17	35	—	— (b)
Redeemed	(721)	(1,152)	—	(1)

Change in Class C Shares	(416)	(628)	—	(1)

Class I
Issued	1,455	3,145	17,041	71,810
Reinvested	102	56	633	1,023
Redeemed	(2,401)	(2,885)	(388,734)	(57,817)

Change in Class I Shares	(844)	316	(371,060)	15,016

Class L
Issued	2,041	5,289	—	—
Reinvested	310	421	—	—
Redeemed	(6,665)	(3,725)	—	—

Change in Class L Shares	(4,314)	1,985	—	—

Class R2 (a)
Reinvested	—	—	—	— (b)
Redeemed	—	—	—	(1)

Change in Class R2 Shares	—	—	—	(1)

Class R6 (c) (d)
Issued	1	—	411,331	—
Reinvested	—	—	6,466	—
Redeemed	—	—	(169,289)	—

Change in Class R6 Shares	1	—	248,508	—

(a)	Liquidated on August 11, 2017 for JPMorgan Global Research Enhanced Index Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective October 1, 2018, for JPMorgan Europe Dynamic Fund.
(d)	Commencement of offering of class of shares effective November 1, 2017, for JPMorgan Global Research Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan Global Unconstrained Equity Fund			JPMorgan International Advantage Fund (formerly known as JPMorgan Intrepid International Fund)
	Year Ended October 31, 2018	Year Ended October 31, 2017		Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$943	$1,003		$51,817	$90,711
Distributions reinvested	55	—		4,173	3,114
Cost of shares redeemed	(672)	(379)		(109,134)	(62,079)

Change in net assets resulting from Class A capital transactions	$326	$624		$(53,144)	$31,746

Class C
Proceeds from shares issued	$325	$230		$733	$455
Distributions reinvested	23	—		19	26
Cost of shares redeemed	(118)	(101)		(631)	(1,359)

Change in net assets resulting from Class C capital transactions	$230	$129		$121	$(878)

Class I
Proceeds from shares issued	$1,312	$1,004		$29,375	$39,085
Distributions reinvested	86	3		1,088	451
Cost of shares redeemed	(1,254)	(396)		(15,042)	(11,981)

Change in net assets resulting from Class I capital transactions	$144	$611		$15,421	$27,555

Class L (a)
Proceeds from shares issued	$—	$—		$—	$39
Cost of shares redeemed	—	—		—	(23,795)

Change in net assets resulting from Class L capital transactions	$—	$—		$—	$(23,756)

Class R2
Proceeds from shares issued	$—	$—	(b)	$36,008	$8,299
Distributions reinvested	—	—		165	4
Cost of shares redeemed	—	—		(8,962)	(321)

Change in net assets resulting from Class R2 capital transactions	$—	$—	(b)	$27,211	$7,982

Class R5
Proceeds from shares issued	$—	$—	(b)	$—	$—

Change in net assets resulting from Class R5 capital transactions	$—	$—	(b)	$—	$—

Class R6
Proceeds from shares issued	$8	$96		$857,123	$257,105
Distributions reinvested	5	—		61,869	66,113
Cost of shares redeemed	(1)	—	(b)	(190,933)	(457,898)

Change in net assets resulting from Class R6 capital transactions	$12	$96		$728,059	$(134,680)

Total change in net assets resulting from capital transactions	$712	$1,460		$717,668	$(92,031)

(a)	Liquidated on December 8, 2016 for JPMorgan International Advantage Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Global Unconstrained Equity Fund			JPMorgan International Advantage Fund (formerly known as JPMorgan Intrepid International Fund)
	Year Ended October 31, 2018	Year Ended October 31, 2017		Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	56	61		2,376	4,549
Reinvested	3	—		191	171
Redeemed	(40)	(23)		(5,011)	(3,165)

Change in Class A Shares	19	38		(2,444)	1,555

Class C
Issued	18	15		33	22
Reinvested	2	—		1	1
Redeemed	(7)	(7)		(29)	(67)

Change in Class C Shares	13	8		5	(44)

Class I
Issued	76	59		1,323	1,985
Reinvested	5	—	(a)	48	24
Redeemed	(72)	(24)		(665)	(574)

Change in Class I Shares	9	35		706	1,435

Class L (b)
Issued	—	—		—	2
Redeemed	—	—		—	(1,238)

Change in Class L Shares	—	—		—	(1,236)

Class R2
Issued	—	—	(a)	1,658	386
Reinvested	—	—		7	— (a)
Redeemed	—	—		(418)	(15)

Change in Class R2 Shares	—	—	(a)	1,247	371

Class R5
Issued	—	—	(a)	—	—

Change in Class R5 Shares	—	—	(a)	—	—

Class R6
Issued	1	6		37,675	13,047
Reinvested	— (a)	—		2,771	3,555
Redeemed	— (a)	—	(a)	(8,343)	(22,597)

Change in Class R6 Shares	1	6		32,103	(5,995)

(a)	Amount rounds to less than one thousand.
(b)	Liquidated on December 8, 2016 for JPMorgan International Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan International Equity Fund		JPMorgan International Equity Income Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$100,845	$115,322	$22,501	$39,144
Distributions reinvested	4,198	605	2,651	2,269
Cost of shares redeemed	(131,999)	(86,838)	(33,621)	(33,881)

Change in net assets resulting from Class A capital transactions	$(26,956)	$29,089	$(8,469)	$7,532

Class C
Proceeds from shares issued	$5,285	$6,163	$2,751	$5,012
Distributions reinvested	210	19	375	343
Cost of shares redeemed	(7,946)	(9,245)	(3,140)	(5,201)

Change in net assets resulting from Class C capital transactions	$(2,451)	$(3,063)	$(14)	$154

Class I
Proceeds from shares issued	$111,356	$56,730	$23,491	$59,870
Distributions reinvested	2,206	320	2,693	2,443
Cost of shares redeemed	(47,783)	(37,900)	(59,282)	(41,426)

Change in net assets resulting from Class I capital transactions	$65,779	$19,150	$(33,098)	$20,887

Class R2
Proceeds from shares issued	$597	$672	$106	$295
Distributions reinvested	12	1	8	11
Cost of shares redeemed	(597)	(396)	(143)	(356)

Change in net assets resulting from Class R2 capital transactions	$12	$277	$(29)	$(50)

Class R5
Proceeds from shares issued	$547	$1,663	$46	$997
Distributions reinvested	354	165	11	47
Cost of shares redeemed	(461)	(43,919)	(1,196)	(635)

Change in net assets resulting from Class R5 capital transactions	$440	$(42,091)	$(1,139)	$409

Class R6
Proceeds from shares issued	$1,112,330	$393,780	$3,978	$14,231
Distributions reinvested	59,589	16,643	515	30
Cost of shares redeemed	(339,079)	(674,090)	(4,735)	(586)

Change in net assets resulting from Class R6 capital transactions	$832,840	$(263,667)	$(242)	$13,675

Total change in net assets resulting from capital transactions	$869,664	$(260,305)	$(42,991)	$42,607

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Equity Fund		JPMorgan International Equity Income Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	5,747	7,301	1,348	2,566
Reinvested	235	42	161	148
Redeemed	(7,496)	(5,607)	(2,070)	(2,230)

Change in Class A Shares	(1,514)	1,736	(561)	484

Class C
Issued	309	405	168	329
Reinvested	12	1	23	22
Redeemed	(477)	(610)	(194)	(338)

Change in Class C Shares	(156)	(204)	(3)	13

Class I
Issued	6,224	3,517	1,408	3,939
Reinvested	122	22	163	158
Redeemed	(2,700)	(2,347)	(3,629)	(2,659)

Change in Class I Shares	3,646	1,192	(2,058)	1,438

Class R2
Issued	35	41	5	20
Reinvested	1	— (a)	1	1
Redeemed	(35)	(26)	(8)	(23)

Change in Class R2 Shares	1	15	(2)	(2)

Class R5
Issued	30	111	3	66
Reinvested	19	11	1	3
Redeemed	(26)	(2,981)	(70)	(40)

Change in Class R5 Shares	23	(2,859)	(66)	29

Class R6
Issued	61,155	25,401	240	882
Reinvested	3,289	1,123	31	2
Redeemed	(18,321)	(42,082)	(288)	(36)

Change in Class R6 Shares	46,123	(15,558)	(17)	848

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Unconstrained Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$49,806	$291,313	$70,900	$56,512
Distributions reinvested	6,000	1,449	450	256
Cost of shares redeemed	(125,460)	(80,384)	(40,013)	(9,624)

Change in net assets resulting from Class A capital transactions	$(69,654)	$212,378	$31,337	$47,144

Class C (a)
Proceeds from shares issued	$—	$655	$20,087	$12,093
Distributions reinvested	—	221	85	66
Cost of shares redeemed	—	(16,621)	(7,910)	(3,674)

Change in net assets resulting from Class C capital transactions	$—	$(15,745)	$12,262	$8,485

Class I
Proceeds from shares issued	$296,315	$3,428,331	$234,151	$133,949
Distributions reinvested	22,644	31,067	1,282	199
Cost of shares redeemed	(4,846,022)	(291,221)	(139,690)	(23,313)

Change in net assets resulting from Class I capital transactions	$(4,527,063)	$3,168,177	$95,743	$110,835

Class R2 (a)
Proceeds from shares issued	$—	$6,205	$887	$71
Distributions reinvested	—	189	2	— (b)
Cost of shares redeemed	—	(18,765)	(88)	— (b)

Change in net assets resulting from Class R2 capital transactions	$—	$(12,371)	$801	$71

Class R5
Proceeds from shares issued	$—	$—	$5,082	$69
Distributions reinvested	—	—	1	— (b)
Cost of shares redeemed	—	—	(952)	(6)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$4,131	$63

Class R6 (c)
Proceeds from shares issued	$6,049,894	$—	$67,300	$38,555
Distributions reinvested	79,541	—	1,288	1,980
Cost of shares redeemed	(1,298,837)	—	(10,456)	(1,117)

Change in net assets resulting from Class R6 capital transactions	$4,830,598	$—	$58,132	$39,418

Total change in net assets resulting from capital transactions	$233,881	$3,352,439	$202,406	$206,016

(a)	Liquidated on October 9, 2017 for JPMorgan International Research Enhanced Equity Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective November 1, 2017, for JPMorgan International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Unconstrained Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	2,675	15,780	3,352	2,894
Reinvested	321	93	21	15
Redeemed	(6,773)	(4,458)	(1,953)	(521)

Change in Class A Shares	(3,777)	11,415	1,420	2,388

Class C (a)
Issued	—	40	952	610
Reinvested	—	15	4	4
Redeemed	—	(963)	(398)	(191)

Change in Class C Shares	—	(908)	558	423

Class I
Issued	15,589	186,476	10,891	6,707
Reinvested	1,199	1,983	60	12
Redeemed	(258,407)	(17,061)	(6,860)	(1,152)

Change in Class I Shares	(241,619)	171,398	4,091	5,567

Class R2 (a)
Issued	—	382	42	4
Reinvested	—	12	— (b)	—	(b)
Redeemed	—	(1,067)	(4)	—	(b)

Change in Class R2 Shares	—	(673)	38	4

Class R5
Issued	—	—	223	3
Reinvested	—	—	— (b)	—	(b)
Redeemed	—	—	(46)	—	(b)

Change in Class R5 Shares	—	—	177	3

Class R6 (c)
Issued	321,785	—	3,197	2,008
Reinvested	4,222	—	61	117
Redeemed	(69,932)	—	(513)	(53)

Change in Class R6 Shares	256,075	—	2,745	2,072

(a)	Liquidated on October 9, 2017 for JPMorgan International Research Enhanced Equity Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective November 1, 2017, for JPMorgan International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan International Value Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$59,408	$82,228
Distributions reinvested	6,704	18,745
Cost of shares redeemed	(101,490)	(406,516)

Change in net assets resulting from Class A capital transactions	$(35,378)	$(305,543)

Class C
Proceeds from shares issued	$2,122	$2,914
Distributions reinvested	287	1,151
Cost of shares redeemed	(7,191)	(10,863)

Change in net assets resulting from Class C capital transactions	$(4,782)	$(6,798)

Class I
Proceeds from shares issued	$38,003	$29,799
Distributions reinvested	3,381	4,900
Cost of shares redeemed	(109,004)	(69,741)

Change in net assets resulting from Class I capital transactions	$(67,620)	$(35,042)

Class L
Proceeds from shares issued	$6,316	$193,382
Distributions reinvested	1,069	20,403
Cost of shares redeemed	(122,248)	(590,617)

Change in net assets resulting from Class L capital transactions	$(114,863)	$(376,832)

Class R2
Proceeds from shares issued	$224	$368
Distributions reinvested	9	24
Cost of shares redeemed	(420)	(402)

Change in net assets resulting from Class R2 capital transactions	$(187)	$(10)

Class R5
Proceeds from shares issued	$16	$36
Distributions reinvested	2	1
Cost of shares redeemed	— (a)	(1)

Change in net assets resulting from Class R5 capital transactions	$18	$36

Class R6
Proceeds from shares issued	$59,355	$106,682
Distributions reinvested	2,922	1,834
Cost of shares redeemed	(29,240)	(34,416)

Change in net assets resulting from Class R6 capital transactions	$33,037	$74,100

Total change in net assets resulting from capital transactions	$(189,775)	$(650,089)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Value Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	4,254	6,323
Reinvested	472	1,558
Redeemed	(7,447)	(32,574)

Change in Class A Shares	(2,721)	(24,693)

Class C
Issued	155	229
Reinvested	21	99
Redeemed	(531)	(863)

Change in Class C Shares	(355)	(535)

Class I
Issued	2,606	2,244
Reinvested	233	399
Redeemed	(7,550)	(5,291)

Change in Class I Shares	(4,711)	(2,648)

Class L
Issued	432	14,882
Reinvested	74	1,668
Redeemed	(8,567)	(44,537)

Change in Class L Shares	(8,061)	(27,987)

Class R2
Issued	16	30
Reinvested	1	2
Redeemed	(31)	(32)

Change in Class R2 Shares	(14)	— (a)

Class R5
Issued	1	2
Reinvested	— (a)	— (a)
Redeemed	— (a)	— (a)

Change in Class R5 Shares	1	2

Class R6
Issued	4,227	7,566
Reinvested	203	150
Redeemed	(2,078)	(2,501)

Change in Class R6 Shares	2,352	5,215

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Economies Fund
Class A
Year Ended October 31, 2018	$14.73	$0.32		$(2.84)	$(2.52)	$(0.26)
Year Ended October 31, 2017	11.55	0.22		3.11	3.33	(0.15)
Year Ended October 31, 2016	11.03	0.15		0.46	0.61	(0.09)
Year Ended October 31, 2015	13.13	0.13	(f)	(2.03)	(1.90)	(0.20)
Year Ended October 31, 2014	13.63	0.22		(0.57)	(0.35)	(0.15)

Class C
Year Ended October 31, 2018	14.60	0.25		(2.82)	(2.57)	(0.19)
Year Ended October 31, 2017	11.41	0.16		3.09	3.25	(0.06)
Year Ended October 31, 2016	10.86	0.09		0.46	0.55	— (g)
Year Ended October 31, 2015	12.92	0.10	(f)	(2.03)	(1.93)	(0.13)
Year Ended October 31, 2014	13.44	0.15		(0.57)	(0.42)	(0.10)

Class I
Year Ended October 31, 2018	14.93	0.37		(2.88)	(2.51)	(0.30)
Year Ended October 31, 2017	11.68	0.26		3.15	3.41	(0.16)
Year Ended October 31, 2016	11.06	0.18		0.47	0.65	(0.03)
Year Ended October 31, 2015	13.17	0.18	(f)	(2.06)	(1.88)	(0.23)
Year Ended October 31, 2014	13.67	0.26		(0.58)	(0.32)	(0.18)

Class R5
Year Ended October 31, 2018	15.07	0.38		(2.91)	(2.53)	(0.30)
Year Ended October 31, 2017	11.78	0.26		3.20	3.46	(0.17)
Year Ended October 31, 2016	11.11	0.05		0.62	0.67	—
Year Ended October 31, 2015	13.22	0.20	(f)	(2.06)	(1.86)	(0.25)
Year Ended October 31, 2014	13.71	0.29		(0.58)	(0.29)	(0.20)

Class R6
Year Ended October 31, 2018	14.87	0.39		(2.86)	(2.47)	(0.33)
Year Ended October 31, 2017	11.64	0.29		3.12	3.41	(0.18)
Year Ended October 31, 2016	11.11	0.21		0.46	0.67	(0.14)
September 1, 2015 (h) through October 31, 2015	10.46	(0.02	)(f)	0.67	0.65	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$11.95	(17.41)%	$10,653	1.14%	2.22%		1.52%	82%
14.73	29.28	179,772	1.34	1.72		1.57	62
11.55	5.62	148,331	1.42	1.42		1.70	72
11.03	(14.60)	43,220	1.58	1.06	(f)	1.99	118
13.13	(2.56)	80,806	1.60	1.71		1.73	79

11.84	(17.85)	1,874	1.64	1.73		2.06	82
14.60	28.71	2,782	1.85	1.23		2.17	62
11.41	5.11	2,448	1.96	0.82		2.37	72
10.86	(15.02)	3,614	2.09	0.80	(f)	2.36	118
12.92	(3.12)	5,331	2.10	1.13		2.23	79

12.12	(17.19)	12,961	0.89	2.50		1.27	82
14.93	29.61	63,965	1.10	2.01		1.30	62
11.68	5.93	53,509	1.21	1.67		1.40	72
11.06	(14.45)	239,866	1.34	1.51	(f)	1.46	118
13.17	(2.35)	288,059	1.35	1.96		1.48	79

12.24	(17.16)	285	0.79	2.59		1.12	82
15.07	29.89	417	0.93	2.06		1.16	62
11.78	6.03	1,602	1.08	0.49		1.25	72
11.11	(14.20)	81,516	1.14	1.65	(f)	1.25	118
13.22	(2.12)	852,477	1.15	2.19		1.28	79

12.07	(17.02)	1,529,884	0.69	2.75		1.01	82
14.87	29.87	1,790,759	0.85	2.23		1.04	62
11.64	6.16	1,573,822	0.94	1.99		1.09	72
11.11	6.21	732,627	1.07	(0.92	)(f)	1.17	118

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Markets Equity Fund
Class A
Year Ended October 31, 2018	$27.58	$0.14		$(3.84)	$(3.70)	$(0.04)
Year Ended October 31, 2017	21.79	0.09		5.80	5.89	(0.10)
Year Ended October 31, 2016	19.53	0.09		2.28	2.37	(0.11)
Year Ended October 31, 2015	23.72	0.12	(f)	(4.12)	(4.00)	(0.19)
Year Ended October 31, 2014	23.05	0.16	(f)	0.59	0.75	(0.08)

Class C
Year Ended October 31, 2018	26.80	0.02		(3.74)	(3.72)	— (g)
Year Ended October 31, 2017	21.18	(0.04)		5.67	5.63	(0.01)
Year Ended October 31, 2016	18.96	(0.01)		2.23	2.22	—
Year Ended October 31, 2015	23.03	0.03	(f)	(4.02)	(3.99)	(0.08)
Year Ended October 31, 2014	22.41	0.05	(f)	0.57	0.62	—

Class I
Year Ended October 31, 2018	28.29	0.24		(3.96)	(3.72)	(0.12)
Year Ended October 31, 2017	22.33	0.16		5.94	6.10	(0.14)
Year Ended October 31, 2016	19.98	0.13		2.35	2.48	(0.13)
Year Ended October 31, 2015	24.24	0.19	(f)	(4.21)	(4.02)	(0.24)
Year Ended October 31, 2014	23.47	0.18	(f)	0.64	0.82	(0.05)

Class L
Year Ended October 31, 2018	28.49	0.26		(3.99)	(3.73)	(0.13)
Year Ended October 31, 2017	22.49	0.21		5.96	6.17	(0.17)
Year Ended October 31, 2016	20.15	0.17		2.35	2.52	(0.18)
Year Ended October 31, 2015	24.42	0.23	(f)	(4.26)	(4.03)	(0.24)
Year Ended October 31, 2014	23.73	0.17	(f)	0.70	0.87	(0.18)

Class R2
Year Ended October 31, 2018	27.57	0.07		(3.83)	(3.76)	(0.08)
July 31, 2017 (h) through October 31, 2017	26.40	(0.01)		1.18	1.17	—

Class R3
Year Ended October 31, 2018	27.59	0.22		(3.92)	(3.70)	(0.11)
July 31, 2017 (h) through October 31, 2017	26.40	0.01		1.18	1.19	—

Class R4
Year Ended October 31, 2018	28.28	0.18		(3.91)	(3.73)	(0.13)
July 31, 2017 (h) through October 31, 2017	27.05	0.02		1.21	1.23	—

Class R5
Year Ended October 31, 2018	28.47	0.39		(4.11)	(3.72)	(0.15)
Year Ended October 31, 2017	22.49	0.15		6.01	6.16	(0.18)
September 9, 2016 (h) through October 31, 2016	22.40	0.01		0.08	0.09	—

Class R6
Year Ended October 31, 2018	28.46	0.29		(3.99)	(3.70)	(0.16)
Year Ended October 31, 2017	22.46	0.21		5.98	6.19	(0.19)
Year Ended October 31, 2016	20.13	0.19		2.35	2.54	(0.21)
Year Ended October 31, 2015	24.44	0.22	(f)	(4.23)	(4.01)	(0.30)
December 23, 2013 (h) through October 31, 2014	22.47	0.38	(f)	1.59	1.97	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$23.84	(13.44)%	$369,490	1.24%	0.51%		1.52%	13%
27.58	27.22	525,451	1.35	0.36		1.58	22
21.79	12.25	411,713	1.44	0.44		1.76	23
19.53	(16.95)	274,710	1.61	0.57	(f)	1.88	35
23.72	3.26	350,555	1.70	0.72	(f)	1.81	33

23.08	(13.87)	43,612	1.74	0.06		2.02	13
26.80	26.58	48,497	1.85	(0.15)		2.09	22
21.18	11.71	39,568	1.95	(0.06)		2.26	23
18.96	(17.38)	43,387	2.10	0.13	(f)	2.33	35
23.03	2.77	56,732	2.20	0.22	(f)	2.31	33

24.45	(13.23)	773,142	0.99	0.84		1.26	13
28.29	27.54	629,451	1.10	0.62		1.30	22
22.33	12.51	301,959	1.20	0.66		1.43	23
19.98	(16.70)	502,729	1.35	0.88	(f)	1.48	35
24.24	3.51	583,501	1.45	0.78	(f)	1.56	33

24.63	(13.16)	475,997	0.89	0.91		1.11	13
28.49	27.72	430,860	0.95	0.84		1.14	22
22.49	12.71	390,647	1.04	0.84		1.22	23
20.15	(16.60)	316,635	1.21	1.05	(f)	1.31	35
24.42	3.72	411,449	1.30	0.72	(f)	1.40	33

23.73	(13.69)	95	1.54	0.26		2.04	13
27.57	4.43	21	1.60	(0.17)		1.80	22

23.78	(13.49)	341	1.29	0.81		1.59	13
27.59	4.51	21	1.35	0.08		1.55	22

24.42	(13.25)	26	1.04	0.63		1.62	13
28.28	4.55	21	1.10	0.33		1.30	22

24.60	(13.14)	1,672	0.89	1.37		1.11	13
28.47	27.72	217	0.95	0.58		3.36	22
22.49	0.40	20	0.90	0.28		1.08	23

24.60	(13.08)	2,936,830	0.79	1.00		1.01	13
28.46	27.87	2,813,349	0.85	0.85		1.01	22
22.46	12.83	1,980,671	0.94	0.96		1.08	23
20.13	(16.54)	1,128,390	1.10	0.99	(f)	1.16	35
24.44	8.77	1,130,050	1.20	1.85	(f)	1.33	33

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Europe Dynamic Fund (formerly known as JPMorgan Intrepid European Fund)
Class A
Year Ended October 31, 2018	$27.04	$0.42	$(4.08)	$(3.66)	$(0.37)
Year Ended October 31, 2017	21.94	0.37	5.15	5.52	(0.42)
Year Ended October 31, 2016	24.41	0.37	(2.55)	(2.18)	(0.29)
Year Ended October 31, 2015	24.54	0.36	0.32	0.68	(0.81)
Year Ended October 31, 2014	24.79	0.66	(0.90)	(0.24)	(0.01)

Class C
Year Ended October 31, 2018	24.00	0.25	(3.62)	(3.37)	(0.24)
Year Ended October 31, 2017	19.52	0.23	4.58	4.81	(0.33)
Year Ended October 31, 2016	21.77	0.23	(2.27)	(2.04)	(0.21)
Year Ended October 31, 2015	21.99	0.21	0.29	0.50	(0.72)
Year Ended October 31, 2014	22.32	0.47	(0.79)	(0.32)	(0.01)

Class I
Year Ended October 31, 2018	27.60	0.49	(4.17)	(3.68)	(0.44)
Year Ended October 31, 2017	22.37	0.46	5.25	5.71	(0.48)
Year Ended October 31, 2016	24.83	0.44	(2.59)	(2.15)	(0.31)
Year Ended October 31, 2015	24.95	0.45	0.32	0.77	(0.89)
Year Ended October 31, 2014	25.18	0.71	(0.88)	(0.17)	(0.06)

Class L
Year Ended October 31, 2018	27.85	0.51	(4.18)	(3.67)	(0.48)
Year Ended October 31, 2017	22.61	0.52	5.27	5.79	(0.55)
Year Ended October 31, 2016	25.13	0.49	(2.60)	(2.11)	(0.41)
Year Ended October 31, 2015	25.23	0.54	0.28	0.82	(0.92)
Year Ended October 31, 2014	25.46	0.79	(0.93)	(0.14)	(0.09)

Class R6
October 1, 2018 (f) through October 31, 2018	26.32	0.01	(2.63)	(2.62)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$23.01	(13.72)%	$124,681	1.24%	1.58%	1.29%	149%
27.04	25.65	165,020	1.36	1.52	1.36	189
21.94	(8.98)	162,767	1.42	1.66	1.43	142
24.41	2.86	219,548	1.41	1.48	1.41	167
24.54	(0.95)	192,865	1.30	2.55	1.31	197

20.39	(14.18)	31,125	1.74	1.08	1.79	149
24.00	25.02	46,615	1.85	1.07	1.86	189
19.52	(9.42)	50,152	1.91	1.16	1.92	142
21.77	2.37	75,145	1.91	0.98	1.91	167
21.99	(1.46)	61,814	1.80	2.00	1.81	197

23.48	(13.53)	139,858	0.99	1.84	1.04	149
27.60	26.06	187,678	1.06	1.85	1.07	189
22.37	(8.73)	145,080	1.10	1.95	1.10	142
24.83	3.22	579,389	1.07	1.81	1.07	167
24.95	(0.68)	409,675	1.05	2.69	1.06	197

23.70	(13.41)	389,665	0.88	1.88	0.89	149
27.85	26.22	578,183	0.90	2.07	0.91	189
22.61	(8.48)	424,388	0.90	2.16	0.90	142
25.13	3.36	194,930	0.90	2.16	0.91	167
25.23	(0.56)	375,683	0.90	2.93	0.91	197

23.70	(9.95)	18	0.82	0.67	0.83	149

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Research Enhanced Index Fund
Class I
Year Ended October 31, 2018	$22.16	$0.43	$(0.41)	$0.02	$(0.20)	$—	$(0.20)
Year Ended October 31, 2017	18.37	0.39	3.82	4.21	(0.42)	—	(0.42)
Year Ended October 31, 2016	18.56	0.39	(0.24)	0.15	(0.34)	—	(0.34)
Year Ended October 31, 2015	18.81	0.39	(0.12)	0.27	(0.27)	(0.25)	(0.52)
Year Ended October 31, 2014	17.37	0.39	1.33	1.72	(0.18)	(0.10)	(0.28)

Class R6
November 1, 2017 (f) through October 31, 2018	22.19	0.47	(0.45)	0.02	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$21.98	0.09%	$438,715	0.34%	1.88%	0.55%	45%
22.16	23.29	8,663,460	0.34	1.93	0.55	33
18.37	0.91	6,907,246	0.34	2.19	0.55	35
18.56	1.51	7,415,218	0.33	2.06	0.56	44
18.81	10.09	3,577,523	0.33	2.16	0.56	40

21.76	0.03	5,408,261	0.25	2.07	0.30	45

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan Global Unconstrained Equity Fund
Class A
Year Ended October 31, 2018	$17.14	$0.17	(c)	$(0.49)	$(0.32)	$(0.13)	$(0.65)	$—	$(0.78)
Year Ended October 31, 2017	14.12	0.15	(c)	2.87	3.02	—	—	—	—
Year Ended October 31, 2016	16.12	0.27	(c)	(0.88)	(0.61)	(0.30)	(0.27)	(0.82)	(1.39)
Year Ended October 31, 2015	19.55	0.11	(c)	0.66	0.77	(0.31)	(3.89)	—	(4.20)
Year Ended October 31, 2014	20.11	0.23		1.17	1.40	(0.17)	(1.79)	—	(1.96)

Class C
Year Ended October 31, 2018	16.93	0.07	(c)	(0.46)	(0.39)	(0.10)	(0.65)	—	(0.75)
Year Ended October 31, 2017	14.02	0.07	(c)	2.84	2.91	—	—	—	—
Year Ended October 31, 2016	16.01	0.11	(c)	(0.79)	(0.68)	(0.22)	(0.27)	(0.82)	(1.31)
Year Ended October 31, 2015	19.43	0.04	(c)	0.64	0.68	(0.21)	(3.89)	—	(4.10)
Year Ended October 31, 2014	20.01	0.14		1.16	1.30	(0.09)	(1.79)	—	(1.88)

Class I
Year Ended October 31, 2018	17.30	0.24	(c)	(0.50)	(0.26)	(0.18)	(0.65)	—	(0.83)
Year Ended October 31, 2017	14.23	0.20	(c)	2.91	3.11	(0.04)	—	—	(0.04)
Year Ended October 31, 2016	16.18	0.26	(c)	(0.83)	(0.57)	(0.29)	(0.27)	(0.82)	(1.38)
Year Ended October 31, 2015	19.60	0.19	(c)	0.64	0.83	(0.36)	(3.89)	—	(4.25)
Year Ended October 31, 2014	20.15	0.27		1.19	1.46	(0.22)	(1.79)	—	(2.01)

Class R2
Year Ended October 31, 2018	17.24	0.12	(c)	(0.49)	(0.37)	(0.07)	(0.65)	—	(0.72)
Year Ended October 31, 2017	14.24	0.11	(c)	2.89	3.00	—	—	—	—
Year Ended October 31, 2016	16.11	0.14	(c)	(0.79)	(0.65)	(0.13)	(0.27)	(0.82)	(1.22)
Year Ended October 31, 2015	19.49	0.08	(c)	0.65	0.73	(0.22)	(3.89)	—	(4.11)
Year Ended October 31, 2014	20.06	0.18		1.17	1.35	(0.13)	(1.79)	—	(1.92)

Class R5
Year Ended October 31, 2018	17.25	0.24	(c)	(0.48)	(0.24)	(0.19)	(0.65)	—	(0.84)
Year Ended October 31, 2017	14.24	0.22	(c)	2.89	3.11	(0.10)	—	—	(0.10)
Year Ended October 31, 2016	16.21	0.24	(c)	(0.80)	(0.56)	(0.32)	(0.27)	(0.82)	(1.41)
Year Ended October 31, 2015	19.65	0.21	(c)	0.64	0.85	(0.40)	(3.89)	—	(4.29)
Year Ended October 31, 2014	20.19	0.31		1.19	1.50	(0.25)	(1.79)	—	(2.04)

Class R6
Year Ended October 31, 2018	17.24	0.25	(c)	(0.47)	(0.22)	(0.20)	(0.65)	—	(0.85)
Year Ended October 31, 2017	14.23	0.23	(c)	2.88	3.11	(0.10)	—	—	(0.10)
Year Ended October 31, 2016	16.22	0.25	(c)	(0.80)	(0.55)	(0.35)	(0.27)	(0.82)	(1.44)
Year Ended October 31, 2015	19.66	0.21	(c)	0.66	0.87	(0.42)	(3.89)	—	(4.31)
Year Ended October 31, 2014	20.20	0.32		1.19	1.51	(0.26)	(1.79)	—	(2.05)

(a)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$16.04	(2.03)%	$1,385	0.75%	1.00%	5.69%	116%
17.14	21.39	1,171	0.74	0.93	11.79	105
14.12	(3.53)	417	0.74	1.95	1.90	1,256
16.12	4.76	244	1.00	0.67	7.57	132
19.55	7.83	75	1.35	1.27	4.32	97

15.79	(2.51)	567	1.25	0.43	6.25	116
16.93	20.76	386	1.24	0.45	13.04	105
14.02	(4.02)	210	1.17	0.78	11.83	1,256
16.01	4.26	317	1.48	0.21	9.92	132
19.43	7.28	74	1.85	0.77	4.82	97

16.21	(1.70)	1,852	0.40	1.40	5.50	116
17.30	21.88	1,827	0.40	1.25	11.90	105
14.23	(3.23)	991	0.36	1.86	5.37	1,256
16.18	5.13	1,020	0.88	1.06	7.34	132
19.60	8.11	4,156	1.10	1.52	4.06	97

16.15	(2.31)	20	1.00	0.66	6.30	116
17.24	21.07	22	1.00	0.69	13.20	105
14.24	(3.79)	18	0.92	1.00	13.46	1,256
16.11	4.55	20	1.46	0.45	8.67	132
19.49	7.55	75	1.60	1.02	4.56	97

16.17	(1.59)	20	0.30	1.37	5.69	116
17.25	21.91	21	0.30	1.39	12.47	105
14.24	(3.12)	18	0.22	1.70	12.77	1,256
16.21	5.26	20	0.76	1.15	7.97	132
19.65	8.34	76	0.90	1.72	3.86	97

16.17	(1.48)	125	0.25	1.43	5.51	116
17.24	21.99	122	0.25	1.37	9.95	105
14.23	(3.10)	18	0.17	1.75	12.75	1,256
16.22	5.34	20	0.71	1.20	7.91	132
19.66	8.39	76	0.85	1.77	3.81	97

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Advantage Fund (formerly known as JPMorgan Intrepid International Fund)
Class A
Year Ended October 31, 2018	$22.22	$0.44		$(2.77)	$(2.33)	$(0.40)
Year Ended October 31, 2017	18.44	0.33		3.83	4.16	(0.38)
Year Ended October 31, 2016	19.36	0.40	(f)	(0.99)	(0.59)	(0.33)
Year Ended October 31, 2015	19.49	0.34	(f)	(0.26)	0.08	(0.21)
Year Ended October 31, 2014	19.79	0.39	(f)	(0.45)	(0.06)	(0.24)

Class C
Year Ended October 31, 2018	22.40	0.37		(2.83)	(2.46)	(0.24)
Year Ended October 31, 2017	18.57	0.22		3.87	4.09	(0.26)
Year Ended October 31, 2016	19.52	0.28	(f)	(0.97)	(0.69)	(0.26)
Year Ended October 31, 2015	19.63	0.23	(f)	(0.24)	(0.01)	(0.10)
Year Ended October 31, 2014	19.92	0.36	(f)	(0.52)	(0.16)	(0.13)

Class I
Year Ended October 31, 2018	23.12	0.54		(2.90)	(2.36)	(0.46)
Year Ended October 31, 2017	19.20	0.42		3.97	4.39	(0.47)
Year Ended October 31, 2016	20.13	0.46	(f)	(1.01)	(0.55)	(0.38)
Year Ended October 31, 2015	20.22	0.42	(f)	(0.26)	0.16	(0.25)
Year Ended October 31, 2014	20.51	0.51	(f)	(0.53)	(0.02)	(0.27)

Class R2
Year Ended October 31, 2018	22.01	0.52		(2.88)	(2.36)	(0.44)
Year Ended October 31, 2017	18.29	0.01		4.07	4.08	(0.36)
Year Ended October 31, 2016	19.21	0.36	(f)	(1.01)	(0.65)	(0.27)
Year Ended October 31, 2015	19.31	0.38	(f)	(0.34)	0.04	(0.14)
Year Ended October 31, 2014	19.61	0.40	(f)	(0.53)	(0.13)	(0.17)

Class R6
Year Ended October 31, 2018	22.78	0.58		(2.87)	(2.29)	(0.49)
Year Ended October 31, 2017	18.91	0.43		3.92	4.35	(0.48)
Year Ended October 31, 2016	19.84	0.49	(f)	(1.01)	(0.52)	(0.41)
May 29, 2015 (g) through October 31, 2015	21.08	0.12	(f)	(1.36)	(1.24)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$19.49	(10.69)%	$156,382	1.00%	2.02%		1.22%	51%
22.22	22.98	232,530	1.21	1.66		1.22	82
18.44	(3.07)	164,327	1.25	2.21	(f)	1.29	38
19.36	0.45	152,834	1.29	1.75	(f)	1.49	33
19.49	(0.33)	101,114	1.39	1.96	(f)	1.46	48

19.70	(11.08)	1,652	1.50	1.69		1.74	51
22.40	22.30	1,773	1.75	1.07		1.81	82
18.57	(3.56)	2,287	1.75	1.52	(f)	1.87	38
19.52	(0.05)	2,789	1.78	1.17	(f)	1.91	33
19.63	(0.84)	1,318	1.89	1.79	(f)	1.96	48

20.30	(10.43)	60,739	0.75	2.37		0.96	51
23.12	23.39	52,871	0.90	1.99		0.99	82
19.20	(2.73)	16,363	0.90	2.44	(f)	1.08	38
20.13	0.80	19,292	0.97	2.04	(f)	1.12	33
20.22	(0.13)	15,963	1.14	2.47	(f)	1.21	48

19.21	(10.93)	31,619	1.30	2.45		1.69	51
22.01	22.70	8,790	1.49	0.07		1.54	82
18.29	(3.36)	503	1.50	2.02	(f)	1.75	38
19.21	0.24	227	1.52	1.91	(f)	1.69	33
19.31	(0.66)	98	1.64	2.03	(f)	1.71	48

20.00	(10.26)	3,152,864	0.55	2.59		0.71	51
22.78	23.59	2,859,645	0.71	2.12		0.71	82
18.91	(2.59)	2,487,086	0.71	2.65	(f)	0.72	38
19.84	(5.88)	1,854,941	0.73	1.47	(f)	0.74	33

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Equity Fund
Class A
Year Ended October 31, 2018	$17.81	$0.33		$(2.33)	$(2.00)	$(0.25)
Year Ended October 31, 2017	14.24	0.22		3.39	3.61	(0.04)
Year Ended October 31, 2016	14.75	0.22		(0.51)	(0.29)	(0.22)
Year Ended October 31, 2015	15.25	0.23		(0.50)	(0.27)	(0.23)
Year Ended October 31, 2014	15.92	0.37	(d)	(0.68)	(0.31)	(0.36)

Class C
Year Ended October 31, 2018	16.83	0.25		(2.23)	(1.98)	(0.17)
Year Ended October 31, 2017	13.50	0.12		3.22	3.34	(0.01)
Year Ended October 31, 2016	14.02	0.13		(0.47)	(0.34)	(0.18)
Year Ended October 31, 2015	14.52	0.15		(0.48)	(0.33)	(0.17)
Year Ended October 31, 2014	15.20	0.26	(d)	(0.64)	(0.38)	(0.30)

Class I
Year Ended October 31, 2018	18.09	0.41		(2.40)	(1.99)	(0.28)
Year Ended October 31, 2017	14.45	0.26		3.44	3.70	(0.06)
Year Ended October 31, 2016	14.95	0.24		(0.48)	(0.24)	(0.26)
Year Ended October 31, 2015	15.45	0.29		(0.53)	(0.24)	(0.26)
Year Ended October 31, 2014	16.13	0.39	(d)	(0.67)	(0.28)	(0.40)

Class R2
Year Ended October 31, 2018	17.70	0.29		(2.33)	(2.04)	(0.22)
Year Ended October 31, 2017	14.17	0.17		3.38	3.55	(0.02)
Year Ended October 31, 2016	14.69	0.18		(0.50)	(0.32)	(0.20)
Year Ended October 31, 2015	15.19	0.20		(0.51)	(0.31)	(0.19)
Year Ended October 31, 2014	15.87	0.30	(d)	(0.65)	(0.35)	(0.33)

Class R5
Year Ended October 31, 2018	18.13	0.41		(2.40)	(1.99)	(0.29)
Year Ended October 31, 2017	14.47	0.21		3.52	3.73	(0.07)
Year Ended October 31, 2016	14.97	0.27		(0.49)	(0.22)	(0.28)
Year Ended October 31, 2015	15.46	0.29		(0.49)	(0.20)	(0.29)
Year Ended October 31, 2014	16.13	0.44	(d)	(0.69)	(0.25)	(0.42)

Class R6
Year Ended October 31, 2018	18.13	0.43		(2.39)	(1.96)	(0.31)
Year Ended October 31, 2017	14.46	0.29		3.46	3.75	(0.08)
Year Ended October 31, 2016	14.97	0.29		(0.51)	(0.22)	(0.29)
Year Ended October 31, 2015	15.46	0.32		(0.52)	(0.20)	(0.29)
Year Ended October 31, 2014	16.13	0.45	(d)	(0.69)	(0.24)	(0.43)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.32, $0.21, $0.34, $0.25, $0.39 and $0.40 for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and the net investment income (loss) ratio would have been 2.01%, 1.40%, 2.08%, 1.59%, 2.40% and 2.48% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$15.56	(11.42)%	$240,394	0.95%	1.88%		1.32%	33%
17.81	25.43	302,130	1.23	1.39		1.35	17
14.24	(1.83)	216,932	1.31	1.62		1.49	11
14.75	(1.89)	224,370	1.31	1.50		1.59	13
15.25	(2.06)	186,242	1.31	2.34	(d)	1.45	6

14.68	(11.89)	18,899	1.45	1.48		1.83	33
16.83	24.79	24,281	1.74	0.83		1.88	17
13.50	(2.31)	22,235	1.81	0.97		2.06	11
14.02	(2.36)	28,313	1.81	1.02		2.05	13
14.52	(2.59)	26,299	1.81	1.73	(d)	1.95	6

15.82	(11.20)	179,831	0.70	2.30		1.06	33
18.09	25.69	139,715	0.99	1.59		1.10	17
14.45	(1.50)	94,362	1.06	1.69		1.24	11
14.95	(1.66)	522,402	1.06	1.84		1.19	13
15.45	(1.88)	494,344	1.06	2.41	(d)	1.20	6

15.44	(11.68)	1,833	1.25	1.64		1.60	33
17.70	25.12	2,096	1.49	1.07		1.71	17
14.17	(2.08)	1,461	1.56	1.28		1.95	11
14.69	(2.14)	1,203	1.56	1.28		1.92	13
15.19	(2.33)	1,405	1.56	1.92	(d)	1.70	6

15.85	(11.16)	19,516	0.60	2.31		0.91	33
18.13	25.88	21,891	0.84	1.36		0.93	17
14.47	(1.34)	58,836	0.86	1.93		1.02	11
14.97	(1.42)	57,500	0.86	1.88		1.06	13
15.46	(1.65)	95,749	0.86	2.73	(d)	1.00	6

15.86	(11.04)	3,808,621	0.50	2.42		0.81	33
18.13	26.04	3,516,978	0.74	1.84		0.81	17
14.46	(1.36)	3,030,640	0.81	2.05		0.91	11
14.97	(1.37)	2,088,835	0.80	2.03		0.91	13
15.46	(1.60)	1,681,788	0.81	2.81	(d)	0.95	6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Income Fund
Class A
Year Ended October 31, 2018	$16.50	$0.51		$(1.49)	$(0.98)	$(0.52)	$—	$(0.52)
Year Ended October 31, 2017	14.38	0.42		2.16	2.58	(0.46)	—	(0.46)
Year Ended October 31, 2016	15.66	0.45	(f)	(1.01)	(0.56)	(0.46)	(0.26)	(0.72)
Year Ended October 31, 2015	16.41	0.39	(f)	(0.33)	0.06	(0.65)	(0.16)	(0.81)
Year Ended October 31, 2014	16.67	0.91	(g)	(0.38)	0.53	(0.66)	(0.13)	(0.79)

Class C
Year Ended October 31, 2018	16.38	0.42		(1.48)	(1.06)	(0.44)	—	(0.44)
Year Ended October 31, 2017	14.30	0.34		2.15	2.49	(0.41)	—	(0.41)
Year Ended October 31, 2016	15.59	0.38	(f)	(1.01)	(0.63)	(0.40)	(0.26)	(0.66)
Year Ended October 31, 2015	16.36	0.39	(f)	(0.42)	(0.03)	(0.58)	(0.16)	(0.74)
Year Ended October 31, 2014	16.63	0.84	(g)	(0.40)	0.44	(0.58)	(0.13)	(0.71)

Class I
Year Ended October 31, 2018	16.55	0.56		(1.51)	(0.95)	(0.56)	—	(0.56)
Year Ended October 31, 2017	14.41	0.50		2.14	2.64	(0.50)	—	(0.50)
Year Ended October 31, 2016	15.70	0.46	(f)	(0.98)	(0.52)	(0.51)	(0.26)	(0.77)
Year Ended October 31, 2015	16.45	0.49	(f)	(0.37)	0.12	(0.71)	(0.16)	(0.87)
Year Ended October 31, 2014	16.71	0.96	(g)	(0.40)	0.56	(0.69)	(0.13)	(0.82)

Class R2
Year Ended October 31, 2018	16.47	0.45		(1.49)	(1.04)	(0.47)	—	(0.47)
Year Ended October 31, 2017	14.36	0.41		2.13	2.54	(0.43)	—	(0.43)
Year Ended October 31, 2016	15.65	0.39	(f)	(0.98)	(0.59)	(0.44)	(0.26)	(0.70)
Year Ended October 31, 2015	16.41	0.61	(f)	(0.60)	0.01	(0.61)	(0.16)	(0.77)
Year Ended October 31, 2014	16.67	0.87	(g)	(0.39)	0.48	(0.61)	(0.13)	(0.74)

Class R5
Year Ended October 31, 2018	16.57	0.42		(1.35)	(0.93)	(0.58)	—	(0.58)
Year Ended October 31, 2017	14.42	0.55		2.12	2.67	(0.52)	—	(0.52)
Year Ended October 31, 2016	15.70	0.49	(f)	(0.98)	(0.49)	(0.53)	(0.26)	(0.79)
Year Ended October 31, 2015	16.46	0.76	(f)	(0.63)	0.13	(0.73)	(0.16)	(0.89)
Year Ended October 31, 2014	16.72	0.99	(g)	(0.39)	0.60	(0.73)	(0.13)	(0.86)

Class R6
Year Ended October 31, 2018	16.55	0.58		(1.50)	(0.92)	(0.59)	—	(0.59)
Year Ended October 31, 2017	14.41	0.16		2.50	2.66	(0.52)	—	(0.52)
Year Ended October 31, 2016	15.69	0.51	(f)	(0.99)	(0.48)	(0.54)	(0.26)	(0.80)
January 30, 2015 (h) through October 31, 2015	15.82	0.69	(f)	(0.41)	0.28	(0.41)	—	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.66, $0.59, $0.71, $0.62 and $0.74 for Class A, Class C, Class I, Class R2 and Class R5, respectively, and the net investment income (loss) ratio would have been 3.94%, 3.53%, 4.25%, 3.74% and 4.44% for Class A, Class C, Class I, Class R2 and Class R5, respectively

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$15.00	(6.18)%	$68,420	0.95%	3.09%		1.42%	92%
16.50	18.24	84,553	1.25	2.70		1.52	64
14.38	(3.60)	66,722	1.24	3.06	(f)	1.57	162
15.66	0.29	66,499	1.25	2.42	(f)	1.67	238
16.41	3.18	74,652	1.25	5.44	(g)	1.67	138

14.88	(6.68)	12,371	1.45	2.60		1.94	92
16.38	17.64	13,679	1.74	2.24		2.04	64
14.30	(4.09)	11,754	1.75	2.59	(f)	2.12	162
15.59	(0.23)	8,649	1.75	2.45	(f)	2.20	238
16.36	2.67	3,530	1.75	5.03	(g)	2.17	138

15.04	(5.98)	47,701	0.70	3.35		1.18	92
16.55	18.65	86,550	0.90	3.21		1.27	64
14.41	(3.31)	54,642	0.89	3.13	(f)	1.31	162
15.70	0.66	35,177	0.91	3.00	(f)	1.41	238
16.45	3.39	34,719	1.00	5.75	(g)	1.42	138

14.96	(6.53)	270	1.25	2.76		1.95	92
16.47	17.99	322	1.49	2.65		1.97	64
14.36	(3.84)	316	1.49	2.66	(f)	2.39	162
15.65	(0.01)	52	1.50	3.74	(f)	1.89	238
16.41	2.90	574	1.50	5.24	(g)	1.92	138

15.06	(5.89)	177	0.60	2.52		1.06	92
16.57	18.81	1,297	0.80	3.52		1.11	64
14.42	(3.14)	700	0.79	3.33	(f)	1.29	162
15.70	0.71	19	0.80	4.59	(f)	1.16	238
16.46	3.60	587	0.80	5.94	(g)	1.22	138

15.04	(5.80)	12,512	0.50	3.53		0.91	92
16.55	18.81	14,055	0.74	0.99		1.22	64
14.41	(3.09)	21	0.75	3.48	(f)	3.06	162
15.69	1.66	21	0.75	5.70	(f)	1.15	238

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Research Enhanced Equity Fund
Class A
Year Ended October 31, 2018	$18.76	$0.45		$(2.04)	$(1.59)	$(0.19)	$(0.19)	$(0.38)
Year Ended October 31, 2017	15.54	0.34		3.23	3.57	(0.35)	—	(0.35)
Year Ended October 31, 2016	16.54	0.40	(f)	(0.89)	(0.49)	(0.36)	(0.15)	(0.51)
Year Ended October 31, 2015	20.38	0.43		(0.60)	(0.17)	(0.40)	(3.27)	(3.67)
Year Ended October 31, 2014	21.20	0.47		(0.56)	(0.09)	(0.39)	(0.34)	(0.73)

Class I
Year Ended October 31, 2018	18.92	0.35		(1.91)	(1.56)	(0.16)	(0.19)	(0.35)
Year Ended October 31, 2017	15.68	0.41		3.23	3.64	(0.40)	—	(0.40)
Year Ended October 31, 2016	16.70	0.46	(f)	(0.92)	(0.46)	(0.41)	(0.15)	(0.56)
Year Ended October 31, 2015	20.54	0.48		(0.60)	(0.12)	(0.45)	(3.27)	(3.72)
Year Ended October 31, 2014	21.36	0.52		(0.56)	(0.04)	(0.44)	(0.34)	(0.78)

Class R6
November 1, 2017 (h) through October 31, 2018	18.98	0.56		(2.16)	(1.60)	(0.22)	(0.19)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$16.79	(8.66)%	$203,437	0.60%	2.40%		0.84%	42%
18.76	23.41	298,112	0.59	1.98		0.90	33
15.54	(2.94)	69,626	0.60	2.60	(f)	1.02	24
16.54	(0.29)	82,667	0.60	2.51		0.99	39
20.38	(0.40)	96,325	0.59	2.23		1.10	63

17.01	(8.42)	152,610	0.35	1.85		0.56	42
18.92	23.71	4,740,590	0.34	2.37		0.58	33
15.68	(2.72)	1,241,856	0.34	2.98	(f)	0.59	24
16.70	0.00 (g)	779,908	0.35	2.79		0.60	39
20.54	(0.16)	562,180	0.34	2.45		0.84	63

16.97	(8.60)	4,344,571	0.25	3.00		0.32	42

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Unconstrained Equity Fund
Class A
Year Ended October 31, 2018	$21.14	$0.36	(c)	$(3.13)	$(2.77)	$(0.13)	$—	$(0.13)
Year Ended October 31, 2017	17.24	0.16	(c)	4.09	4.25	(0.35)	—	(0.35)
Year Ended October 31, 2016	17.61	0.22	(c)(d)	(0.55)	(0.33)	(0.04)	—	(0.04)
Year Ended October 31, 2015	18.59	0.09	(c)(d)	0.39	0.48	(0.17)	(1.29)	(1.46)
Year Ended October 31, 2014	20.59	0.13	(e)	(0.65)	(0.52)	(0.17)	(1.31)	(1.48)

Class C
Year Ended October 31, 2018	20.90	0.26	(c)	(3.09)	(2.83)	(0.09)	—	(0.09)
Year Ended October 31, 2017	17.04	0.05	(c)	4.06	4.11	(0.25)	—	(0.25)
Year Ended October 31, 2016	17.45	0.13	(c)(d)	(0.53)	(0.40)	(0.01)	—	(0.01)
Year Ended October 31, 2015	18.44	(0.02	)(c)(d)	0.39	0.37	(0.07)	(1.29)	(1.36)
Year Ended October 31, 2014	20.47	0.09	(e)	(0.69)	(0.60)	(0.12)	(1.31)	(1.43)

Class I
Year Ended October 31, 2018	21.41	0.44	(c)	(3.19)	(2.75)	(0.17)	—	(0.17)
Year Ended October 31, 2017	17.45	0.23	(c)	4.13	4.36	(0.40)	—	(0.40)
Year Ended October 31, 2016	17.71	0.24	(c)(d)	(0.50)	(0.26)	—	—	—
Year Ended October 31, 2015	18.67	0.15	(c)(d)	0.38	0.53	(0.20)	(1.29)	(1.49)
Year Ended October 31, 2014	20.64	0.21	(e)	(0.67)	(0.46)	(0.20)	(1.31)	(1.51)

Class R2
Year Ended October 31, 2018	21.11	0.35	(c)	(3.17)	(2.82)	(0.15)	—	(0.15)
Year Ended October 31, 2017	17.21	0.06	(c)	4.14	4.20	(0.30)	—	(0.30)
Year Ended October 31, 2016	17.57	0.15	(c)(d)	(0.51)	(0.36)	—	—	—
Year Ended October 31, 2015	18.55	0.03	(c)(d)	0.39	0.42	(0.11)	(1.29)	(1.40)
Year Ended October 31, 2014	20.53	0.12	(e)	(0.68)	(0.56)	(0.11)	(1.31)	(1.42)

Class R5
Year Ended October 31, 2018	21.39	0.53	(c)	(3.25)	(2.72)	(0.18)	—	(0.18)
Year Ended October 31, 2017	17.44	0.20	(c)	4.17	4.37	(0.42)	—	(0.42)
Year Ended October 31, 2016	17.75	0.27	(c)(d)	(0.52)	(0.25)	(0.06)	—	(0.06)
Year Ended October 31, 2015	18.72	0.16	(c)(d)	0.39	0.55	(0.23)	(1.29)	(1.52)
Year Ended October 31, 2014	20.69	0.24	(e)	(0.67)	(0.43)	(0.23)	(1.31)	(1.54)

Class R6
Year Ended October 31, 2018	21.40	0.44	(c)	(3.16)	(2.72)	(0.18)	—	(0.18)
Year Ended October 31, 2017	17.45	0.26	(c)	4.12	4.38	(0.43)	—	(0.43)
Year Ended October 31, 2016	17.76	0.29	(c)(d)	(0.52)	(0.23)	(0.08)	—	(0.08)
Year Ended October 31, 2015	18.73	(0.01	)(c)(d)	0.57	0.56	(0.24)	(1.29)	(1.53)
Year Ended October 31, 2014	20.70	0.25	(e)	(0.67)	(0.42)	(0.24)	(1.31)	(1.55)

(a)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(e)

Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.10, $0.06, $0.17, $0.08, $0.20 and $0.22 for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively and the net investment income (loss) ratio would have been 0.80%, 0.37%, 0.99%, 0.48%, 1.18% and 1.23% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$18.24	(13.20)%	$84,325	1.00%	1.75%		1.38%	63%
21.14	25.16	67,684	1.24	0.83		1.46	38
17.24	(1.86)	14,034	1.24	1.28	(d)	1.61	51
17.61	3.04	5,824	1.24	0.49	(d)	2.31	42
18.59	(2.47)	351	1.32	0.98	(e)	5.09	63

17.98	(13.60)	22,532	1.50	1.29		1.89	63
20.90	24.51	14,534	1.74	0.27		2.00	38
17.04	(2.28)	4,626	1.74	0.75	(d)	2.14	51
17.45	2.39	3,439	1.74	(0.12	)(d)	2.79	42
18.44	(2.91)	137	1.82	0.55	(e)	6.19	63

18.49	(12.96)	189,061	0.75	2.09		1.13	63
21.41	25.60	131,356	0.89	1.14		1.19	38
17.45	(1.47)	9,929	0.89	1.41	(d)	1.35	51
17.71	3.29	59,858	0.89	0.83	(d)	1.84	42
18.67	(2.18)	3,868	1.07	1.17	(e)	5.55	63

18.14	(13.46)	773	1.30	1.70		1.72	63
21.11	24.85	97	1.49	0.31		2.79	38
17.21	(2.05)	20	1.49	0.87	(d)	4.37	51
17.57	2.67	20	1.51	0.19	(d)	5.11	42
18.55	(2.68)	68	1.57	0.66	(e)	6.05	63

18.49	(12.84)	3,341	0.65	2.56		1.07	63
21.39	25.67	90	0.79	1.01		2.44	38
17.44	(1.38)	20	0.80	1.57	(d)	3.59	51
17.75	3.43	20	0.81	0.89	(d)	4.43	42
18.72	(1.99)	70	0.87	1.36	(e)	5.34	63

18.50	(12.81)	175,198	0.55	2.12		0.87	63
21.40	25.72	143,868	0.74	1.37		0.95	38
17.45	(1.29)	81,146	0.74	1.70	(d)	1.02	51
17.76	3.48	5,335	0.74	(0.05	)(d)	2.87	42
18.73	(1.95)	70	0.82	1.41	(e)	5.29	63

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund
Class A
Year Ended October 31, 2018	$14.26	$0.36		$(1.87)	$(1.51)	$(0.31)
Year Ended October 31, 2017	12.23	0.22		2.50	2.72	(0.69)
Year Ended October 31, 2016	13.02	0.23		(0.88)	(0.65)	(0.14)
Year Ended October 31, 2015	14.14	0.18	(f)	(0.83)	(0.65)	(0.47)
Year Ended October 31, 2014	15.02	0.47	(f)(g)	(1.07)	(0.60)	(0.28)

Class C
Year Ended October 31, 2018	13.78	0.28		(1.82)	(1.54)	(0.22)
Year Ended October 31, 2017	11.88	0.15		2.42	2.57	(0.67)
Year Ended October 31, 2016	12.65	0.17		(0.87)	(0.70)	(0.07)
Year Ended October 31, 2015	13.72	0.10	(f)	(0.78)	(0.68)	(0.39)
Year Ended October 31, 2014	14.61	0.38	(f)(g)	(1.05)	(0.67)	(0.22)

Class I
Year Ended October 31, 2018	14.62	0.41		(1.92)	(1.51)	(0.35)
Year Ended October 31, 2017	12.57	0.28		2.55	2.83	(0.78)
Year Ended October 31, 2016	13.37	0.28		(0.91)	(0.63)	(0.17)
Year Ended October 31, 2015	14.48	0.23	(f)	(0.84)	(0.61)	(0.50)
Year Ended October 31, 2014	15.19	0.45	(f)(g)	(1.04)	(0.59)	(0.12)

Class L
Year Ended October 31, 2018	14.55	0.41		(1.90)	(1.49)	(0.36)
Year Ended October 31, 2017	12.50	0.27		2.57	2.84	(0.79)
Year Ended October 31, 2016	13.29	0.31		(0.93)	(0.62)	(0.17)
Year Ended October 31, 2015	14.41	0.23	(f)	(0.83)	(0.60)	(0.52)
Year Ended October 31, 2014	15.29	0.53	(f)(g)	(1.09)	(0.56)	(0.32)

Class R2
Year Ended October 31, 2018	14.01	0.31		(1.84)	(1.53)	(0.28)
Year Ended October 31, 2017	12.04	0.19		2.46	2.65	(0.68)
Year Ended October 31, 2016	12.83	0.19		(0.87)	(0.68)	(0.11)
Year Ended October 31, 2015	13.93	0.14	(f)	(0.81)	(0.67)	(0.43)
Year Ended October 31, 2014	14.78	0.42	(f)(g)	(1.05)	(0.63)	(0.22)

Class R5
Year Ended October 31, 2018	14.51	0.42		(1.91)	(1.49)	(0.37)
Year Ended October 31, 2017	12.51	0.23		2.59	2.82	(0.82)
September 9, 2016 (h) through October 31, 2016	12.55	0.03		(0.07)	(0.04)	—

Class R6
Year Ended October 31, 2018	14.53	0.43		(1.91)	(1.48)	(0.38)
Year Ended October 31, 2017	12.51	0.31		2.53	2.84	(0.82)
Year Ended October 31, 2016	13.31	0.37		(0.96)	(0.59)	(0.21)
Year Ended October 31, 2015	14.42	0.18	(f)	(0.76)	(0.58)	(0.53)
Year Ended October 31, 2014	15.29	0.54	(f)(g)	(1.09)	(0.55)	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.39, $0.30, $0.37, $0.45, $0.34 and $0.46 for Class A, Class C, Class I, Class L, Class R2 and Class R6, respectively and the net investment income (loss) ratio would have been 2.67%, 2.13%, 2.44%, 2.99%, 2.39% and 3.06% for Class A, Class C, Class I, Class L, Class R2 and Class R6, respectively.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$12.44	(10.88)%	$242,231	1.00%	2.59%		1.27%	90%
14.26	23.30	316,510	1.35	1.71		1.35	31
12.23	(5.01)	573,449	1.35	1.91		1.43	61
13.02	(4.63)	695,251	1.35	1.31	(f)	1.45	74
14.14	(4.09)	491,010	1.33	3.19	(f)(g)	1.36	59

12.02	(11.37)	14,055	1.50	2.06		1.78	90
13.78	22.67	20,997	1.85	1.21		1.87	31
11.88	(5.54)	24,453	1.85	1.43		1.91	61
12.65	(5.01)	31,296	1.85	0.79	(f)	1.90	74
13.72	(4.64)	31,176	1.83	2.65	(f)(g)	1.86	59

12.76	(10.62)	66,291	0.75	2.84		1.02	90
14.62	23.66	144,875	1.04	2.07		1.04	31
12.57	(4.74)	157,867	1.01	2.28		1.02	61
13.37	(4.28)	233,045	1.03	1.62	(f)	1.03	74
14.48	(3.90)	300,712	1.08	2.96	(f)(g)	1.10	59

12.70	(10.57)	73,651	0.65	2.84		0.87	90
14.55	23.88	201,672	0.87	2.03		0.88	31
12.50	(4.63)	523,251	0.90	2.53		0.91	61
13.29	(4.23)	1,480,321	0.95	1.63	(f)	0.99	74
14.41	(3.75)	2,932,420	0.93	3.51	(f)(g)	0.96	59

12.20	(11.19)	1,025	1.30	2.27		1.59	90
14.01	23.02	1,369	1.58	1.52		1.73	31
12.04	(5.28)	1,182	1.59	1.65		1.91	61
12.83	(4.84)	1,929	1.60	1.01	(f)	2.01	74
13.93	(4.33)	1,768	1.58	2.91	(f)(g)	1.61	59

12.65	(10.58)	70	0.65	2.97		0.91	90
14.51	23.81	62	0.93	1.69		4.00	31
12.51	(0.32)	20	0.79	1.52		0.79	61

12.67	(10.49)	124,246	0.55	3.06		0.77	90
14.53	23.99	108,302	0.80	2.28		0.82	31
12.51	(4.45)	27,998	0.72	3.00		0.73	61
13.31	(4.04)	2,354	0.73	1.32	(f)	0.73	74
14.42	(3.64)	30,992	0.83	3.58	(f)(g)	0.84	59

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 11 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Emerging Economies Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Europe Dynamic Fund***	Class A, Class C, Class I, Class L and Class R6*	JPM I	Diversified
JPMorgan Global Research Enhanced Index Fund	Class I and Class R6**	JPM I	Diversified
JPMorgan Global Unconstrained Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Advantage Fund****	Class A, Class C, Class I, Class R2 and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Equity Income Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Research Enhanced Equity Fund	Class A, Class I and Class R6**	JPM II	Diversified
JPMorgan International Unconstrained Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified

*	Class R6 commenced operations on October 1, 2018.
**	Class R6 commenced operations on November 1, 2017.
***	Effective July 31, 2018, JPMorgan Intrepid European Fund changed its name to JPMorgan Europe Dynamic Fund.
****	Effective July 31, 2018, JPMorgan Intrepid International Fund changed its name to JPMorgan International Advantage Fund.

As of December 1, 2016, Class L Shares of the JPMorgan Europe Dynamic Fund were publicly offered on a limited basis.

As of October 9, 2017, Class A Shares of the JPMorgan International Research Enhanced Equity Fund were publicly offered on a limited basis.

As of October 31, 2017, Class R2 Shares of the JPMorgan Global Unconstrained Equity Fund were not publicly offered for investment.

The investment objective of JPMorgan Emerging Economies Fund (“Emerging Economies Fund”) is to seek long-term capital growth.

The investment objective of JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”) is to seek to provide high total return.

The investment objective of JPMorgan Europe Dynamic Fund (“Europe Dynamic Fund”) is to seek total return from long-term capital growth. Total return consists of capital growth and current income.

The investment objective of JPMorgan Global Research Enhanced Index Fund (“Global Research Enhanced Index Fund”), JPMorgan Global Unconstrained Equity Fund (“Global Unconstrained Equity Fund”), JPMorgan International Research Enhanced Equity Fund (“International Research Enhanced Equity Fund”), JPMorgan International Unconstrained Equity Fund (“International Unconstrained Equity Fund”) and JPMorgan International Value Fund (“International Value Fund”) is to seek to provide long-term capital appreciation.

The investment objective of JPMorgan International Advantage Fund (“International Advantage Fund”) is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Equity Income Fund (“International Equity Income Fund”) is to seek to provide both current income and long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Chile	$—	$5,518		$—	$5,518
China	72,468	405,760		—	478,228
Hungary	—	27,176		—	27,176
India	4,801	53,211		—	58,012
Indonesia	—	15,121		—	15,121
Malaysia	—	16,043		—	16,043
Poland	—	11,902		—	11,902
Russia	2,368	111,302		—	113,670
South Africa	9,589	44,367		—	53,956
South Korea	—	217,986		—	217,986
Taiwan	33,189	187,071		—	220,260
Thailand	44,574	22,810		—	67,384
Turkey	—	27,326		—	27,326
United Kingdom	—	4,424		—	4,424
Vietnam	—	—	(a)	—	—	(a)
Other Common Stocks	204,271	—		—	204,271

Total Common Stocks	371,260	1,150,017		—	1,521,277

Rights
Other Rights	—	—	(a)	—	—	(a)
Short-Term Investments
Investment Companies	42,721	—		—	42,721

Total Investments in Securities	$413,981	$1,150,017		$—	$1,563,998

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$23,142	$—	$23,142
China	460,520	763,502	—	1,224,022
Hong Kong	—	293,202	—	293,202
India	84,000	681,770	—	765,770
Indonesia	—	116,569	—	116,569
Macau	—	53,167	—	53,167
Portugal	—	38,046	—	38,046
Russia	—	140,026	—	140,026
South Africa	—	266,322	—	266,322
South Korea	—	287,579	—	287,579
Spain	—	19,949	—	19,949
Taiwan	227,932	105,012	—	332,944
Thailand	—	25,885	—	25,885
Turkey	—	11,491	—	11,491
Other Common Stocks	938,849	—	—	938,849

Total Common Stocks	1,711,301	2,825,662	—	4,536,963

Warrants
Other Warrants	—	22,668	—	22,668
Short-Term Investments
Investment Companies	58,479	—	—	58,479

Total Investments in Securities	$1,769,780	$2,848,330	$—	$4,618,110

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Europe Dynamic Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$16,888	$—	$16,888
Belgium	—	11,667	—	11,667
Denmark	—	21,462	—	21,462
Finland	—	20,004	—	20,004
France	—	128,877	—	128,877
Germany	—	47,772	—	47,772
Italy	—	35,466	—	35,466
Jordan	—	9,149	—	9,149
Luxembourg	—	9,565	—	9,565
Netherlands	7,769	58,387	—	66,156
Norway	—	6,743	—	6,743
Spain	—	32,418	—	32,418
Sweden	6,363	35,741	—	42,104
Switzerland	—	127,420	—	127,420
United Kingdom	58	112,721	—	112,779
United States	—	7,941	—	7,941

Total Common Stocks	14,190	682,221	—	696,411

Short-Term Investments
Investment Companies	51,037	—	—	51,037

Total Investments in Securities	$65,227	$682,221	$—	$747,448

Appreciation in Other Financial Instruments
Futures Contracts	$201	$—	$—	$201

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

Global Research Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$1,407	$166,489	$—	$167,896
Austria	—	9,003	—	9,003
Belgium	—	14,009	—	14,009
China	—	3,076	—	3,076
Denmark	—	23,661	—	23,661
Finland	—	19,682	—	19,682
France	—	243,105	—	243,105
Germany	—	178,811	—	178,811
Hong Kong	—	67,810	—	67,810
Ireland	17,954	11,977	—	29,931
Italy	—	26,027	—	26,027
Japan	—	467,890	—	467,890
Luxembourg	—	2,419	—	2,419
Macau	—	2,673	—	2,673
Netherlands	—	122,991	—	122,991
New Zealand	—	4,433	—	4,433
Norway	—	6,856	—	6,856
Singapore	—	25,566	—	25,566
Spain	—	52,670	—	52,670
Sweden	465	21,255	—	21,720
Switzerland	—	174,640	—	174,640
United Kingdom	10,584	288,714	—	299,298
United States	3,587,903	11,512	—	3,599,415
Other Common Stocks	186,235	—	—	186,235

Total Common Stocks	3,804,548	1,945,269	—	5,749,817

Rights
Spain	104	—	—	104

Total Investments in Securities	$3,804,652	$1,945,269	$—	$5,749,921

Appreciation in Other Financial Instruments
Futures Contracts	$1,258	$—	$—	$1,258

Depreciation in Other Financial Instruments
Futures Contracts	$(330)	$—	$—	$(330)

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Global Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$68	$—	$68
Austria	—	96	—	96
China	—	197	—	197
France	—	166	—	166
Germany	—	50	—	50
Hong Kong	—	68	—	68
Indonesia	—	71	—	71
Japan	—	193	—	193
Singapore	—	66	—	66
Spain	—	65	—	65
Switzerland	—	280	—	280
United Kingdom	64	97	—	161
Other Common Stocks	2,381	—	—	2,381

Total Investments in Securities	$2,445	$1,417	$—	$3,862

International Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$244,838	$—	$244,838
Austria	—	26,786	—	26,786
Belgium	—	75,843	—	75,843
China	—	22,011	—	22,011
Denmark	—	81,834	—	81,834
Finland	—	93,945	—	93,945
France	11,567	229,511	—	241,078
Germany	—	205,012	—	205,012
Hong Kong	—	50,305	—	50,305
Israel	—	14,473	—	14,473
Italy	—	54,052	—	54,052
Japan	—	812,065	—	812,065
Luxembourg	8,713	24,462	—	33,175
Macau	—	23,167	—	23,167
Netherlands	3,885	222,564	—	226,449
Norway	—	106,846	—	106,846
Portugal	—	14,563	—	14,563
Russia	—	8,431	—	8,431
Singapore	—	92,126	—	92,126
South Africa	—	6,723	—	6,723
Spain	—	85,565	—	85,565
Sweden	—	107,343	—	107,343
Switzerland	—	283,971	—	283,971
United Kingdom	8,157	376,938	—	385,095
Other Common Stocks	22,217	—	—	22,217

Total Common Stocks	54,539	3,263,374	—	3,317,913

Short-Term Investments
Investment Companies	52,914	—	—	52,914

Total Investments in Securities	$107,453	$3,263,374	$—	$3,370,827

Depreciation in Other Financial Instruments
Futures Contracts	$(852)	$—	$—	$(852)

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$74,273	$—	$74,273
Austria	—	35,794	—	35,794
China	—	92,049	—	92,049
Denmark	—	56,579	—	56,579
France	—	616,427	—	616,427
Germany	—	311,753	—	311,753
Hong Kong	—	125,754	—	125,754
Japan	—	718,550	—	718,550
Macau	—	29,112	—	29,112
Netherlands	—	273,311	—	273,311
Singapore	—	53,342	—	53,342
South Africa	—	10,880	—	10,880
South Korea	—	57,983	—	57,983
Spain	—	46,732	—	46,732
Sweden	15,927	33,205	—	49,132
Switzerland	—	584,286	—	584,286
United Kingdom	125,877	666,779	—	792,656
United States	—	40,690	—	40,690
Other Common Stocks	129,550	—	—	129,550

Total Common Stocks	271,354	3,827,499	—	4,098,853

Short-Term Investments
Investment Companies	166,797	—	—	166,797

Total Investments in Securities	$438,151	$3,827,499	$—	$4,265,650

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

International Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$9,722	$—	$9,722
Austria	—	1,331	—	1,331
China	—	965	—	965
Denmark	—	3,980	—	3,980
Finland	—	3,189	—	3,189
France	—	19,595	—	19,595
Germany	—	8,139	—	8,139
Hong Kong	—	1,615	—	1,615
Italy	—	1,908	—	1,908
Japan	—	24,417	—	24,417
Macau	—	658	—	658
Netherlands	—	9,812	—	9,812
Norway	—	1,635	—	1,635
Singapore	—	1,656	—	1,656
South Korea	—	1,288	—	1,288
Spain	—	1,741	—	1,741
Sweden	—	1,463	—	1,463
Switzerland	—	17,359	—	17,359
United Kingdom	—	22,037	—	22,037
United States	—	2,935	—	2,935
Other Common Stocks	3,588	—	—	3,588

Total Investments in Securities	$3,588	$135,445	$—	$139,033

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$877	$—	$877

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(551)	$—	$(551)

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$284,166	$—		$284,166
Austria	—	18,139	—		18,139
Belgium	—	58,983	—		58,983
Denmark	—	77,220	—		77,220
Finland	—	73,492	—		73,492
France	—	595,200	—		595,200
Germany	—	421,335	—		421,335
Hong Kong	—	127,858	—		127,858
Ireland	31,028	16,774	—		47,802
Italy	—	97,184	—		97,184
Japan	—	1,113,756	—		1,113,756
Luxembourg	—	21,719	—		21,719
Malta	—	—	—	(a)	—	(a)
Netherlands	—	266,409	—		266,409
Singapore	—	48,105	—		48,105
Spain	—	166,143	—		166,143
Sweden	—	62,913	—		62,913
Switzerland	—	451,004	—		451,004
United Kingdom	6,067	622,579	—		628,646
United States	—	40,526	—		40,526
Other Common Stocks	12,001	—	—		12,001

Total Common Stocks	49,096	4,563,505	—	(a)	4,612,601

Debt Securities
Corporate Bonds
Brazil	—	—	—	(a)	—	(a)
Rights
Spain	180	—	—		180
Short-Term Investments
Investment Companies	56,728	—	—		56,728

Total Investments in Securities	$106,004	$4,563,505	$—	(a)	$4,669,509

Depreciation in Other Financial Instruments
Futures Contracts	$(2,151)	$—	$—		$(2,151)

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$10,515	$—	$10,515
Austria	—	7,661	—	7,661
China	—	36,032	—	36,032
Denmark	—	9,280	—	9,280
France	—	28,526	—	28,526
Germany	—	54,698	—	54,698
Hong Kong	—	22,202	—	22,202
Indonesia	—	9,751	—	9,751
Japan	—	41,542	—	41,542
Netherlands	—	46,193	—	46,193
South Korea	—	7,172	—	7,172
Switzerland	—	35,726	—	35,726
United Kingdom	19,284	82,668	—	101,952
United States	—	10,348	—	10,348
Other Common Stocks	53,396	—	—	53,396

Total Common Stocks	72,680	402,314	—	474,994

Short-Term Investments
Investment Companies	1,995	—	—	1,995

Total Investments in Securities	$74,675	$402,314	$—	$476,989

International Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$39,314	$—	$39,314
Austria	1,524	4,850	—	6,374
Belgium	—	2,786	—	2,786
Finland	1,678	1,393	—	3,071
France	1,860	50,592	—	52,452
Germany	—	32,379	—	32,379
Ghana	—	620	—	620
Hong Kong	—	9,159	—	9,159
Isle of Man	—	342	—	342
Israel	—	3,714	—	3,714
Italy	699	5,723	—	6,422
Japan	—	135,206	—	135,206
Luxembourg	—	4,375	—	4,375
Netherlands	2,783	38,637	—	41,420
New Zealand	—	2,782	—	2,782
Norway	677	14,718	—	15,395
Russia	—	1,671	—	1,671
Singapore	—	5,027	—	5,027
South Africa	—	3,385	—	3,385
Spain	925	12,498	—	13,423
Sweden	592	14,656	—	15,248
Switzerland	990	43,308	—	44,298
United Kingdom	8,776	60,960	—	69,736
United States	—	684	—	684
Other Common Stocks	5,623	—	—	5,623

Total Investments in Securities	$26,127	$488,779	$—	$514,906

(a)	Amount rounds to less than one thousand.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of October 31, 2018, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

C. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N. A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level a of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the period October 5, 2018 through October 31, 2018.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

Emerging Economies Fund

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02%(a)(b)	$84,272	$825,959	$867,510	$—	$—	$42,721	42,721	$729	$—

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Emerging Markets Equity Fund

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02%(a)(b)	$128,728	$1,230,329	$1,300,578	$—	(c)	$—	$58,479	58,479	$1,758	$—

Europe Dynamic Fund

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02%(a)(b)	$27,134	$614,202	$590,299	$—	$—	$51,037	51,037	$360	$—

Global Research Enhanced Index Fund

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	$105,120	$1,843,475	$1,948,631	$36	$—	$—	—	$1,448	$—

Global Unconstrained Equity Fund

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	$—	$993	$993	$—	$—	$—	—	$1	$—

International Advantage Fund

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02%(a)(b)	$53,390	$1,193,142	$1,193,618	$—	$—	$52,914	52,914	$1,245	$—

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

International Equity Fund

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02%(a)(b)	$24,698	$1,660,858	$1,518,759	$—		$—	$166,797	166,797	$1,484	$—

International Equity Income Fund
	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	$2,218	$47,992	$50,211	$1		$—	$—	—	$33	$—

International Research Enhanced Equity Fund
	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02%(a)(b)	$242,928	$1,871,646	$2,057,846	$—	(c)	$—	$56,728	56,728	$2,063	$—

International Unconstrained Equity Fund
	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02%(a)(b)	$14,714	$278,993	$291,712	$—		$—	$1,995	1,995	$195	$—

International Value Fund
	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	$8,228	$151,272	$159,500	$—		$—	$—	—	$143	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2018.
(c)	Amount rounds to less than one thousand.

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

E. Futures Contracts — Emerging Economies Fund, Europe Dynamic Fund, Global Research Enhanced Index Fund, International Advantage Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund and International Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2018, 2018 (amounts in thousands):

	Emerging Economies Fund	Europe Dynamic Fund	Global Research Enhanced Index Fund	International Advantage Fund	International Research Enhanced Equity Fund	International Unconstrained Equity Fund		International Value Fund
Futures Contracts — Equity:
Average Notional Balance Long	$10,717	$8,917	$70,851	$56,335	$131,761	$14,019	(a)	$5,488
Ending Notional Balance Long	—	26,337	103,405	27,075	71,105	—		—

(a)	For the period January 1, 2018 through January 31, 2018.

F. Forward Foreign Currency Exchange Contracts — International Equity Income Fund and International Value Fund may be exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the year ended October 31, 2018 (amounts in thousands):

	International Equity Income Fund	International Value Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$10,041	$103,391	(a)
Average Settlement Value Sold	7,101	94,926	(a)
Ending Settlement Value Purchased	54,441	—
Ending Settlement Value Sold	53,216	—

(a)	For the period November 1, 2017 through April 30, 2018.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

G. Summary of Derivatives Information

The following tables present the value of derivatives held as of October 31, 2018, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Europe Dynamic Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$201

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Global Research Enhanced Index Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,258

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(330)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

International Advantage Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(852)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

International Equity Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$877

Gross Liabilities:
Foreign exchange contracts	Payables	$(551)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of August 31, 2018 (amounts in thousands):

International Equity Income Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$51	$(41)	$—	$10
BNP Paribas	45	(8)	—	37
Citibank, NA	77	(34)	—	43
Goldman Sachs International	75	(3)	—	72
HSBC Bank NA	1	(1)	—	—
Merrill Lynch International	77	(51)	—	26
Royal Bank of Canada	289	(26)	—	263
Societe Generale	28	(7)	—	21
Standard Chartered Bank	29	(5)	—	24
State Street Corp.	38	(38)	—	—
TD Bank Financial Group	167	—	—	167

	$877	$(214)	$—	$663

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Barclays Bank plc	$41	$(41)	$—	$—
BNP Paribas	8	(8)	—	—
Citibank, NA	34	(34)	—	—
Deutsche Bank AG	15	—	—	15
Goldman Sachs International	3	(3)	—	—
HSBC Bank NA	107	(1)	—	106
Merrill Lynch International	51	(51)	—	—
National Australia Bank Ltd.	135	—	—	135
Royal Bank of Canada	26	(26)	—	—
Societe Generale	7	(7)	—	—
Standard Chartered Bank	5	(5)	—	—
State Street Corp.	62	(38)	—	24
Union Bank of Switzerland AG	57	—	—	57

	$551	$(214)	$—	$337

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

The following table presents the value of derivatives held as of October 31, 2018, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Research Enhanced Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(2,151)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2018, by primary underlying risk exposure (amounts in thousands):

Emerging Economies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(2,733)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(564)

Europe Dynamic Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$131

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$105

Global Research Enhanced Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$4,001

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(2,585)

International Advantage Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(5,563)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,392)

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

International Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(497)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations

Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$654

International Research Enhanced Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$35,043

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(10,776)

International Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$76

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(1,495)	$—	$(1,495)
Foreign exchange contracts	—	(917)	(917)

Total	$(1,495)	$(917)	$(2,412)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(170)

The Funds’ derivatives contracts held at October 31, 2018 are not accounted for as hedging instruments under GAAP.

H. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income from non-affiliates on the Statement of Operations.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended October 31, 2018 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Emerging Economies Fund
Transfer agency fees	$12	$1		$5	n/a	n/a		n/a		n/a		$—	(a)	$14		$32
Emerging Markets Equity Fund
Transfer agency fees	54	8		47	$18	$—	(a)	$—	(a)	$—	(a)	—	(a)	26		153
Europe Dynamic Fund
Transfer agency fees	14	2		5	2	n/a		n/a		n/a		n/a		—		23
Global Research Enhanced Index Fund
Transfer agency fees	n/a	n/a		25	n/a	n/a		n/a		n/a		n/a		43		68
Global Unconstrained Equity Fund
Transfer agency fees	1	—	(a)	1	n/a	—	(a)	n/a		n/a		—	(a)	—	(a)	2
International Advantage Fund
Transfer agency fees	16	—	(a)	2	n/a	56		n/a		n/a		n/a		22		96
International Equity Fund
Transfer agency fees	41	5		6	n/a	1		n/a		n/a		—	(a)	27		80
International Equity Income Fund
Transfer agency fees	5	3		15	n/a	1		n/a		n/a		—	(a)	—	(a)	24
International Research Enhanced Equity Fund
Transfer agency fees	61	n/a		13	n/a	n/a		n/a		n/a		n/a		30		104
International Unconstrained Equity Fund
Transfer agency fees	7	5		16	n/a	1		n/a		n/a		3		—	(a)	32
International Value Fund
Transfer agency fees	20	2		3	2	1		n/a		n/a		—	(a)	—	(a)	28

(a)	Amount rounds to less than one thousand.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually, except for International Equity Income Fund, which are declared and generally paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Economies Fund	$(4)		$(1,756)	$1,760
Emerging Markets Equity Fund	—		(869)	869
Europe Dynamic Fund	—		(87)	87
Global Research Enhanced Index Fund	144,326		2,148	(146,474)
Global Unconstrained Equity Fund	—		13	(13)
International Advantage Fund	—	(a)	(427)	427
International Equity Fund	—		7,394	(7,394)
International Equity Income Fund	—		366	(366)
International Research Enhanced Equity Fund	—		2,588	(2,588)
International Unconstrained Equity Fund	—	(a)	34	(34)
International Value Fund	(41,204)		950	40,254

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to foreign currency gains or losses, foreign cap gain taxes, tax equalization, expired capital loss carryforwards and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	0.85%
Emerging Markets Equity Fund	0.85
Europe Dynamic Fund	0.65
Global Research Enhanced Index Fund	0.20
Global Unconstrained Equity Fund	0.70
International Advantage Fund	0.60
International Equity Fund	0.70
International Equity Income Fund	0.70
International Research Enhanced Equity Fund	0.20
International Unconstrained Equity Fund	0.70
International Value Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares. The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

under the 1940 Act. The Class R4, Class R5, Class R6, Class I and Class L Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Emerging Economies Fund	0.25%	0.75%	n/a	n/a
Emerging Markets Equity Fund	0.25	0.75	0.50%	0.25%
Europe Dynamic Fund	0.25	0.75	n/a	n/a
Global Unconstrained Equity Fund	0.25	0.75	0.50	n/a
International Advantage Fund	0.25	0.75	0.50	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Equity Income Fund	0.25	0.75	0.50	n/a
International Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
International Unconstrained Equity Fund	0.25	0.75	0.50	n/a
International Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Emerging Economies Fund	$2	$—
Emerging Markets Equity Fund	108	—	(a)
Europe Dynamic Fund	21	7
Global Unconstrained Equity Fund	1	—
International Advantage Fund	2	—
International Equity Fund	74	—	(a)
International Equity Income Fund	15	—	(a)
International Research Enhanced Equity Fund	2	—
International Unconstrained Equity Fund	79	—	(a)
International Value Fund	60	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Emerging Economies Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	0.10%
Emerging Markets Equity Fund	0.25	0.25	0.25	0.10%	0.25%	0.25%	0.25%	0.10
Europe Dynamic Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	n/a
Global Research Enhanced Index Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Global Unconstrained Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Advantage Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	n/a
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Equity Income Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
International Unconstrained Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Value Fund	0.25	0.25	0.25	0.10	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included as Interest income from affiliates on the Statements of Operations.

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2		Class R3		Class R4		Class R5		Class R6
Emerging Economies Fund	1.14	%*	1.64	%*	0.89	%*	n/a	n/a		n/a		n/a		0.79	%*	0.69	%*
Emerging Markets Equity Fund	1.24	*	1.74	*	0.99	*	0.95%	1.54	%*	1.29	%*	1.04	%*	0.89	*	0.79	*
Europe Dynamic Fund	1.24	*	1.74	*	0.99	*	1.00	n/a		n/a		n/a		n/a		0.84	**
Global Research Enhanced Index Fund	n/a		n/a		0.34		n/a	n/a		n/a		n/a		n/a		0.25
Global Unconstrained Equity Fund	1.00	*	1.50	*	0.75	*	n/a	1.30	*	n/a		n/a		0.65	*	0.55	*
International Advantage Fund	1.00	*	1.50	*	0.75	*	n/a	1.30	*	n/a		n/a		n/a		0.55	*
International Equity Fund	0.95	*	1.45	*	0.70	*	n/a	1.25	*	n/a		n/a		0.60	*	0.50	*
International Equity Income Fund	0.95	*	1.45	*	0.70	*	n/a	1.25	*	n/a		n/a		0.60	*	0.50	*
International Research Enhanced Equity Fund	0.60		n/a		0.35		n/a	n/a		n/a		n/a		n/a		0.25
International Unconstrained Equity Fund	1.00	*	1.50	*	0.75	*	n/a	1.30	*	n/a		n/a		0.65	*	0.55	*
International Value Fund	1.00	*	1.50	*	0.75	*	0.95	1.30	*	n/a		n/a		0.65	*	0.55	*

*	The contractual expense percentages in the table above are in place until at least October 31, 2019.
**	The contractual expense percentage in the table above are in place until at least September 30, 2019.

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2018 and are in place until February 28, 2019.

For the year ended October 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Emerging Economies Fund	$4,867	$1,644	$120	$6,631	$11
Emerging Markets Equity Fund	6,743	4,045	796	11,584	26
Europe Dynamic Fund	—	—	191	191	—
Global Research Enhanced Index Fund	2,477	1,652	2,442	6,571	—
Global Unconstrained Equity Fund	18	4	4	26	191
International Advantage Fund	3,406	2,271	179	5,856	30
International Equity Fund	10,039	3,596	292	13,927	7
International Equity Income Fund	631	156	112	899	—	(a)
International Research Enhanced Equity Fund	2,089	1,388	1,396	4,873	—
International Unconstrained Equity Fund	1,227	419	201	1,847	2
International Value Fund	979	550	255	1,784	—	(a)

(a)	Amount rounds to less than one thousand.

Voluntary Waivers
Investment Advisory Fees
Global Unconstrained Equity Fund	$14

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2018 were as follows (amounts in thousands):

Emerging Economies Fund	$99
Emerging Markets Equity Fund	257
Europe Dynamic Fund	50
Global Research Enhanced Index Fund	229
Global Unconstrained Equity Fund	—	(a)
International Advantage Fund	164
International Equity Fund	176
International Equity Income Fund	6
International Research Enhanced Equity Fund	317
International Unconstrained Equity Fund	28
International Value Fund	21

(a)	Amount rounds to less than one thousand.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the year ended October 31, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$1,598,617	$1,628,667
Emerging Markets Equity Fund	1,615,815	612,616
Europe Dynamic Fund	1,322,771	1,436,092
Global Research Enhanced Index Fund	3,517,125	6,281,523
Global Unconstrained Equity Fund	5,635	5,099
International Advantage Fund	2,459,041	1,741,985
International Equity Fund	2,182,386	1,420,762
International Equity Income Fund	174,019	217,129
International Research Enhanced Equity Fund	2,781,360	2,177,156
International Unconstrained Equity Fund	536,459	310,323
International Value Fund	624,334	810,092

During the year ended October 31, 2018, there were no purchases or sales of U.S. Government securities.

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$1,573,223	$139,514	$148,739	$(9,225)
Emerging Markets Equity Fund	4,089,464	832,235	303,589	528,646
Europe Dynamic Fund	789,561	13,423	55,335	(41,912)
Global Research Enhanced Index Fund	4,637,688	1,309,213	196,052	1,113,161
Global Unconstrained Equity Fund	3,805	250	193	57
International Advantage Fund	3,443,750	175,938	249,713	(73,775)
International Equity Fund	4,042,969	512,180	289,499	222,681
International Equity Income Fund	141,808	7,363	9,812	(2,449)
International Research Enhanced Equity Fund	4,984,986	196,565	514,193	(317,628)
International Unconstrained Equity Fund	504,516	15,320	42,847	(27,527)
International Value Fund	556,708	17,311	59,113	(41,802)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of forward foreign currency contracts and investments in PFICs.

The tax character of distributions paid during the year ended October 31, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Economies Fund	$43,931	$—	$43,931
Emerging Markets Equity Fund	22,140	—	22,140
Europe Dynamic Fund	15,655	—	15,655
Global Research Enhanced Index Fund	159,264	—	159,264
Global Unconstrained Equity Fund	145	32	177
International Advantage Fund	67,328	—	67,328
International Equity Fund	66,772	—	66,772
International Equity Income Fund	6,293	—	6,293
International Research Enhanced Equity Fund	75,137	33,139	108,276
International Unconstrained Equity Fund	3,143	—	3,143
International Value Fund	18,225	—	18,225

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Total Distributions Paid
Emerging Economies Fund	$27,595	$27,595
Emerging Markets Equity Fund	23,992	23,992
Europe Dynamic Fund	16,973	16,973
Global Research Enhanced Index Fund	155,976	155,976
Global Unconstrained Equity Fund	3	3
International Advantage Fund	70,281	70,281
International Equity Fund	17,837	17,837
International Equity Income Fund	5,382	5,382
International Research Enhanced Equity Fund	34,205	34,205
International Unconstrained Equity Fund	2,563	2,563
International Value Fund	61,529	61,529

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

At October 31, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$44,510	$(70,668)	$(9,065)
Emerging Markets Equity Fund	43,938	(127,296)	525,804
Europe Dynamic Fund	16,329	(55,473)	(41,987)
Global Research Enhanced Index Fund	137,611	389,356	1,112,937
Global Unconstrained Equity Fund	61	(36)	57
International Advantage Fund	83,610	(38,065)	(74,080)
International Equity Fund	99,862	44,426	222,476
International Equity Income Fund	246	3,801	(2,453)
International Research Enhanced Equity Fund	146,053	(11,458)	(318,084)
International Unconstrained Equity Fund	9,816	(27,318)	(27,542)
International Value Fund	16,730	—	(41,861)

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, capital loss carryovers, mark to market of forward foreign currency contracts, trustee deferred compensation and investments in PFICs.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2018, the following Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains, as follows (amounts in thousands):

	2019	Total
Emerging Economies Fund	$16,730	$16,730

At October 31, 2018, the following Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Economies Fund	$53,938	$—
Emerging Markets Equity Fund	—	127,296
Europe Dynamic Fund	55,473	—
Global Unconstrained Equity Fund	36	—
International Advantage Fund	38,065	—
International Research Enhanced Equity Fund	11,458	—
International Unconstrained Equity Fund	27,318	—

During the year ended October 31, 2018, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Emerging Economies Fund	$9,653	$—
Europe Dynamic Fund	—	5,930
Global Research Enhanced Index Fund	52,424	45,268
International Equity Fund	7,844	43,809
International Equity Income Fund	9,533	—
International Unconstrained Equity Fund	—	1,307
International Value Fund	24,514	—

During the year ended October 31, 2018, the following Fund had expired capital loss carryforwards as follows (amounts in thousands):

2018
International Value Fund	$41,204

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations. Average borrowings from the Facility during the year ended October 31, 2018, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Economies Fund	$69,674	2.63%	6	$30
Global Research Enhanced Index Fund	27,373	2.67	49	101
International Equity Fund	22,564	2.04	7	8
International Equity Income Fund	4,831	2.61	13	5
International Research Enhanced Equity Fund	55,539	2.65	5	20
International Unconstrained Equity Fund	11,564	2.63	7	6
International Value Fund	7,144	2.75	37	19

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately. Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended October 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

As of October 31, 2018, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	13.0%	79.2%
Emerging Markets Equity Fund	—	34.5
Europe Dynamic Fund	39.5	—
International Advantage Fund	—	91.9
International Equity Fund	—	73.5
International Research Enhanced Equity Fund	14.8	65.9
International Unconstrained Equity Fund	24.3	—

As of October 31, 2018, the following Funds had individual shareholder accounts and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Affiliated Shareholder Accounts and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Nonaffiliated Shareholder Accounts and/or Non-affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Fund	—	—%	3	10.5%
Europe Dynamic Fund	4	20.8	—	—
Global Research Enhanced Index Fund	2	89.3	—	—
Global Unconstrained Equity Fund	3	23.8	3	12.6
International Equity Income Fund	4	12.1	9	58.5
International Unconstrained Equity Fund	—	—	2	17.4
International Value Fund	—	—	7	63.8

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2018, the following Funds had non-U.S. country allocations representing greater than 10% of total investments as follows:

	Brazil	China	France	Germany	India
Emerging Economies Fund	11.0%	30.6%	—%	—%	—%
Emerging Markets Equity Fund	10.6	26.5	—	—	16.6
Europe Dynamic Fund	—	—	17.2	—	—
International Equity Fund	—	—	14.5	—	—
International Equity Income Fund	—	—	14.1	—	—
International Research Enhanced Equity Fund	—	—	12.7	—	—
International Unconstrained Equity Fund	—	—	—	11.5	—
International Value Fund	—	—	10.2	—	—

	Japan	South Korea	Switzerland	Taiwan	United Kingdom
Emerging Economies Fund	—%	13.9%	—%	14.1%	—%
Europe Dynamic Fund	—	—	17.0	—	15.1
International Advantage Fund	24.1	—	—	—	11.4
International Equity Fund	16.8	—	13.7	—	18.6
International Equity Income Fund	17.6	—	12.5	—	15.8
International Research Enhanced Equity Fund	23.8	—	—	—	13.5
International Unconstrained Equity Fund	—	—	—	—	21.4
International Value Fund	26.3	—	—	—	13.5

As of October 31, 2018, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

154	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	155

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Europe Dynamic Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan International Advantage Fund, JPMorgan International Equity Fund, JPMorgan International Equity Income Fund, JPMorgan International Research Enhanced Equity Fund, JPMorgan International Unconstrained Equity Fund and JPMorgan International Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Europe Dynamic Fund (formerly known as JPMorgan Intrepid European Fund), JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan International Advantage Fund (formerly known as JPMorgan Intrepid International Fund), JPMorgan International Equity Fund, JPMorgan International Equity Income Fund, JPMorgan International Unconstrained Equity Fund and JPMorgan International Value Fund (ten of the funds constituting JPMorgan Trust I) and JPMorgan International Research Enhanced Equity Fund (one of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 21, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

156	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	136	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	136	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher* (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	136	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	136	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington** (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (serving in various roles 1984-2012).	136	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	136	None

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	157

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner*** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	136	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	136	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	136	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	136	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	136	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	136	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo**** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	136	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

158	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (serving in various roles 1968-1998).	136	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes eleven registered investment companies (136 funds).

*	Ms. Gallagher became a Trustee effective November 1, 2018.

**

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

***

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	159

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015–present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

160	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2018, and continued to hold your shares at the end of the reporting period, October 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Emerging Economies Fund
Class A
Actual*	$1,000.00	$814.00	$5.21	1.14%
Hypothetical*	1,000.00	1,019.46	5.80	1.14
Class C
Actual*	1,000.00	812.10	7.49	1.64
Hypothetical*	1,000.00	1,016.94	8.34	1.64
Class I
Actual*	1,000.00	815.10	4.07	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89
Class R5
Actual*	1,000.00	815.50	3.62	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	816.10	3.16	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69

JPMorgan Emerging Markets Equity Fund
Class A
Actual*	1,000.00	841.50	5.76	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	839.60	8.07	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	842.80	4.60	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	161

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund (continued)
Class L
Actual*	$1,000.00	$842.90	$4.13	0.89%
Hypothetical*	1,000.00	1,020.72	4.53	0.89
Class R2
Actual*	1,000.00	840.60	7.14	1.54
Hypothetical*	1,000.00	1,017.44	7.83	1.54
Class R3
Actual*	1,000.00	841.50	5.99	1.29
Hypothetical*	1,000.00	1,018.70	6.56	1.29
Class R4
Actual*	1,000.00	842.70	4.83	1.04
Hypothetical*	1,000.00	1,019.96	5.30	1.04
Class R5
Actual*	1,000.00	843.00	4.13	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89
Class R6
Actual*	1,000.00	843.30	3.67	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79

JPMorgan Europe Dynamic Fund (formerly known as JPMorgan Intrepid European Fund)
Class A
Actual*	1,000.00	871.60	5.85	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	869.10	8.20	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	872.50	4.67	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class L
Actual*	1,000.00	873.30	4.16	0.88
Hypothetical*	1,000.00	1,020.77	4.48	0.88
Class R6
Actual**	1,000.00	900.50	0.64	0.82
Hypothetical*	1,000.00	1,021.07	4.18	0.82

JPMorgan Global Research Enhanced Index Fund
Class I
Actual*	1,000.00	974.70	1.69	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34
Class R6
Actual*	1,000.00	974.90	1.24	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

JPMorgan Global Unconstrained Equity Fund
Class A
Actual*	1,000.00	954.80	3.70	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class C
Actual*	1,000.00	952.40	6.15	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class I
Actual*	1,000.00	956.30	1.97	0.40
Hypothetical*	1,000.00	1,023.19	2.04	0.40

162	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Global Unconstrained Equity Fund (continued)
Class R2
Actual*	$1,000.00	$953.40	$4.97	1.01%
Hypothetical*	1,000.00	1,020.11	5.14	1.01
Class R5
Actual*	1,000.00	956.80	1.48	0.30
Hypothetical*	1,000.00	1,023.69	1.53	0.30
Class R6
Actual*	1,000.00	957.40	1.23	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

JPMorgan International Advantage Fund (formerly known as JPMorgan Intrepid International Fund)
Class A
Actual	1,000.00	880.70	4.74	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class C
Actual	1,000.00	878.70	7.10	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class I
Actual	1,000.00	881.80	3.56	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R2
Actual	1,000.00	879.60	6.16	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class R6
Actual	1,000.00	882.60	2.61	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55

JPMorgan International Equity Fund
Class A
Actual*	1,000.00	865.90	4.47	0.95
Hypothetical*	1,000.00	1,020.42	4.84	0.95
Class C
Actual*	1,000.00	863.50	6.81	1.45
Hypothetical*	1,000.00	1,017.90	7.38	1.45
Class I
Actual*	1,000.00	866.80	3.29	0.70
Hypothetical*	1,000.00	1,021.68	3.57	0.70
Class R2
Actual*	1,000.00	865.00	5.88	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class R5
Actual*	1,000.00	867.10	2.78	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class R6
Actual*	1,000.00	867.60	2.31	0.49
Hypothetical*	1,000.00	1,022.74	2.50	0.49

JPMorgan International Equity Income Fund
Class A
Actual*	1,000.00	905.80	4.56	0.95
Hypothetical*	1,000.00	1,020.42	4.84	0.95
Class C
Actual*	1,000.00	903.20	6.96	1.45
Hypothetical*	1,000.00	1,017.90	7.38	1.45

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	163

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan International Equity Income Fund (continued)
Class I
Actual*	$1,000.00	$906.40	$3.36	0.70%
Hypothetical*	1,000.00	1,021.68	3.57	0.70
Class R2
Actual*	1,000.00	903.90	6.00	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class R5
Actual*	1,000.00	907.40	2.88	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class R6
Actual*	1,000.00	907.20	2.40	0.50
Hypothetical*	1,000.00	1,022.68	2.55	0.50

JPMorgan International Research Enhanced Equity Fund
Class A
Actual*	1,000.00	888.40	2.86	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class I
Actual*	1,000.00	889.60	1.67	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Class R6
Actual*	1,000.00	890.30	1.19	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

JPMorgan International Unconstrained Equity Fund
Class A
Actual*	1,000.00	863.20	4.70	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Class C
Actual*	1,000.00	861.50	7.04	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class I
Actual*	1,000.00	864.80	3.53	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class R2
Actual*	1,000.00	862.20	6.10	1.30
Hypothetical*	1,000.00	1,018.65	6.61	1.30
Class R5
Actual*	1,000.00	865.20	3.06	0.65
Hypothetical*	1,000.00	1,021.93	3.31	0.65
Class R6
Actual*	1,000.00	865.30	2.59	0.55
Hypothetical*	1,000.00	1,022.43	2.80	0.55

JPMorgan International Value Fund
Class A
Actual*	1,000.00	865.10	4.70	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Class C
Actual*	1,000.00	862.90	7.04	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class I
Actual*	1,000.00	866.80	3.53	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75

164	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan International Value Fund (continued)
Class L
Actual*	$1,000.00	$866.90	$3.06	0.65%
Hypothetical*	1,000.00	1,021.93	3.31	0.65
Class R2
Actual*	1,000.00	864.00	6.11	1.30
Hypothetical*	1,000.00	1,018.65	6.61	1.30
Class R5
Actual*	1,000.00	867.00	3.06	0.65
Hypothetical*	1,000.00	1,021.93	3.31	0.65
Class R6
Actual*	1,000.00	867.20	2.59	0.55
Hypothetical*	1,000.00	1,022.43	2.80	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 31/365 (to reflect the actual period). Commencement of operations was October 1, 2018.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	165

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

166	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Europe Dynamic Fund, Emerging Economies Fund, Emerging Markets Equity Fund, Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Advantage Fund, International Equity Income Fund, International Unconstrained Equity Fund and International Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s performance for Class A shares was in the third, third and fifth quintiles based upon the Peer Group, and in the third, third and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the fourth, fourth and fifth quintiles based upon the Peer Group, and in the third, third and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Emerging Markets Equity Fund’s performance for Class A shares was in the first, second and first quintiles based upon the Peer Group, and in the first, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the second, first and second quintiles based upon the Peer Group, and in the first, first and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Europe Dynamic Fund’s performance for Class A shares was in the third, third and first quintiles based upon the Peer Group, and in the fourth, fourth and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that performance for Class I shares was in the third, fourth and second quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that based upon the Universe, the Global Research Enhanced Index Fund’s performance for Class I shares was in the fourth and second quintiles for the one- and three-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the performance was satisfactory.

The Trustees noted that the Global Unconstrained Equity Fund’s performance for Class A shares was in the fifth and third quintiles based upon the Peer Group for the one- and three- year periods ended December 31, 2017, and in the fifth, fourth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in fifth, fourth and third quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant. Based upon these discussions and

168	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regularly scheduled meetings over the course of the next year.

The Trustees noted that the International Advantage Fund’s performance for Class A shares was in the fourth, second and fourth quintiles based upon the Peer Group, and in the fifth, third and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the fifth and third quintiles for the one- and three-year periods ended December 31, 2017, based upon the Peer Group, and in the fifth, third and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regularly scheduled meetings over the course of the next year.

The Trustees noted that the International Equity Fund’s performance for Class A shares was in the first, first and third quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for the Class I shares was in the first, first and third quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the International Equity Income Fund’s performance for Class A shares was in the third, first and first quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2017, respectively, and in the fourth, third and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the second and first quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2017, respectively, and in the fourth, third and first quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the International Research Enhanced Equity Fund’s performance for Class A shares was in the fourth, first and first quintiles based upon the Peer Group, and in the fourth, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that performance for Class I shares was in the fourth, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that, based upon the Universe, the International Unconstrained Equity Fund’s performance for Class A shares was in the third, second and third quintiles, and in the third, first and second quintiles for Class I shares, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that, based upon the Universe, the International Value Fund’s performance for Class A shares was in the fourth, fourth and fifth quintiles, and in the fourth, third and fifth quintiles for Class I shares, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s net advisory fee and actual total expenses for both Class A and Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in Fee Caps effective November 1, 2017, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in Fee Caps effective November 1, 2017, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Europe Dynamic Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that net advisory fee and actual total expenses for Class I shares were in the first quintile, based upon the Universe. After considering the factors identified above, and noting a reduction in Fee Caps effective November 1, 2017, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Global Research Enhanced Index Fund’s net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Global Unconstrained Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory and actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in Fee Caps effective November 1, 2017, in light of the information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Advantage Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for the Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in Fee Caps effective November 1, 2017, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, and noting a reduction in Fee Caps effective November 1, 2017, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Equity Income Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in Fee Caps effective November 1, 2017, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Research Enhanced Equity Fund’s net advisory fee and actual total expenses for both Class A and Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

170	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

The Trustees noted that the International Unconstrained Equity Fund’s net advisory fee and total actual expenses for Class A shares were in the first quintile based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in Fee Caps effective November 1, 2017, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Value Fund’s net advisory fee and total actual expenses for both Class A and Class I shares were in the first quintile based upon the Peer Group and Universe. After considering the factors identified above, including the reduction in Fee Caps effective November 1, 2017, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	171

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2018:

Dividends Received Deduction
JPMorgan Emerging Economies Fund	0.41%
JPMorgan Emerging Markets Equity Fund	1.62
JPMorgan Global Research Enhanced Index Fund	50.64
JPMorgan Global Unconstrained Equity Fund	16.75

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2018 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Global Research Enhanced Index Fund	$144,326
JPMorgan Global Unconstrained Equity Fund	31
JPMorgan International Research Enhanced Equity Fund	33,138

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2018 (amounts in thousands):

Qualified Dividend Income
JPMorgan Emerging Economies Fund	$43,070
JPMorgan Emerging Markets Equity Fund	31,253
JPMorgan Europe Dynamic Fund	19,407
JPMorgan Global Research Enhanced Index Fund	159,264
JPMorgan Global Unconstrained Equity Fund	73
JPMorgan International Advantage Fund	78,775
JPMorgan International Equity Fund	76,875
JPMorgan International Equity Income Fund	7,073
JPMorgan International Research Enhanced Equity Fund	89,968
JPMorgan International Unconstrained Equity Fund	4,123
JPMorgan International Value Fund	20,666

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2018, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
JPMorgan Emerging Economies Fund	$75,367	$6,723
JPMorgan Emerging Markets Equity Fund	96,045	9,113
JPMorgan Europe Dynamic Fund	29,013	3,753
JPMorgan International Advantage Fund	121,148	11,447
JPMorgan International Equity Fund	138,987	10,103
JPMorgan International Equity Income Fund	8,551	780
JPMorgan International Research Enhanced Equity Fund	183,138	14,641
JPMorgan International Unconstrained Equity Fund	15,146	980
JPMorgan International Value Fund	28,175	2,441

172	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. October 2018.	AN-INTEQ-1018

Annual Report

J.P. Morgan Tax Aware Funds

October 31, 2018

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 30, 2018 (Unaudited)

Dear Shareholders,

While the global economic expansion continued, it also became less balanced as European economies slowed and several large emerging market nations struggled with rising interest rates, global trade tensions and/or political uncertainty.

“Record high corporate earnings and continued low inflation provided support for U.S. equity prices, but global financial markets experienced increased volatility throughout 2018 as equity and bond prices slumped in both developed and emerging markets.”

U.S. growth largely outpaced other developed markets during the twelve months ended October 31, 2018 and the synchronized growth that characterized the global economy in 2017 had largely dissipated by the end of the period. Record high corporate earnings and continued low inflation provided support for U.S. equity prices, but global financial markets experienced increased volatility throughout 2018 as equity and bond prices slumped in both developed and emerging markets.

The current U.S. economic expansion became the second longest on record in May 2018 and in July 2018 entered its ninth year. Gross domestic product (GDP) in the U.S. rose an estimated 3.5% for the third quarter of 2018, following a strong showing of 4.2% growth in the second quarter. Already-low unemployment in the U.S. fell to 3.7% in the final two months of the reporting period — a level not seen since the late 1960s — and wage growth jumped 3.2% for production and nonsupervisory workers in October to its highest level since 2009. This helped drive U.S. consumer confidence to its highest levels in 18 years.

Against this backdrop, the U.S. Federal Reserve (the “Fed”) raised interest rates four times during the reporting period and indicated it would raise rates once more by the end of 2018. Importantly, inflation remained subdued throughout the reporting period, which allowed the Fed to provide investors with a relatively steady and predictable path toward higher interest rates.

Across Europe, economic growth slowed during the reporting period, pinched by trade tensions with the U.S. and political uncertainty within the European Union (EU). The 19-nation euro area’s GDP growth reached 2.7% in the fourth quarter of 2017, then slowed in subsequent quarters and fell to an estimated 1.6% in the third quarter of 2018. Unusually cold weather and labor unrest in France and Germany in early 2018 were initially blamed for slowing growth, but subsequent data pointed to a drop in export growth in the EU.

The impending U.K. “Brexit” from the EU — with or without a bilateral agreement — also weighed on investor and business sentiment. While negotiations continued between the U.K. and the EU, disagreement over U.K. Prime Minister Theresa May’s draft agreement led to a rift within her Conservative Party subsequent to the end of the reporting period. The March 2018 election of a “euro-sceptic” populist government in Italy also added to uncertainty across Europe.

While rising global energy prices helped oil exporting nations, those emerging market nations that are most reliant on foreign debt financing were hurt by rising borrowing costs and a stronger U.S. dollar. Argentina, Brazil, Turkey, South Africa and Indonesia experienced weakness in their currencies as investors pulled capital out of those markets. While China’s economy continued to grow, policy curbs on domestic credit growth early in the reporting period and rising trade tariffs between China and the U.S. in the latter portion of the reporting period were believed to have weighed on China’s economy.

Overall, financial markets outside the U.S. suffered from increased volatility and capital outflows, particularly in the latter part of the reporting period. The MSCI Emerging Markets Index returned -12.2% and the MSCI EAFE Index of non-U.S. developed market equity returned -6.4%. The S&P 500 Index returned 7.35%. Bond markets also underperformed U.S. equity and the Bloomberg Barclays Emerging Markets Debt Index returned -3.39% and the Bloomberg Barclays U.S. Aggregate Index returned -2.05%.

In October 2018, the International Monetary Fund revised downward its forecast for global economic growth to 3.7% for both 2018 and 2019. The organization noted that as the global expansion has continued, the risks from rising trade barriers, higher borrowing costs, elevated petroleum prices and geo-political factors have increased while the potential for positive surprises has receded. Meanwhile, global unemployment continued to shrink through the end of October 2018 and corporate profits, particularly in the U.S., remained elevated.

We believe that among the best tools for navigating the current market environment are a well-diversified investment portfolio and a long term view. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	1

J.P. Morgan Tax Aware Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

U.S. equity markets outperformed other developed market equity as well as emerging markets equity during the reporting period. Record corporate profits, low unemployment rates and high levels of both consumer and business confidence helped propel U.S. equity prices higher. U.S. bond markets largely underperformed equity markets.

After reaching record highs in the final months of 2017, the S&P 500 Index closed in record high territory 14 times in January 2018. However, a sharp sell-off in both equity and bond markets in early February 2018 spread to other markets and helped lift market volatility from historic lows. While global equity and bond prices rebounded somewhat in subsequent months, it wasn’t until August 2018 that the S&P 500 Index returned to record highs. U.S. equity market volatility remained elevated in September and October 2018.

For the twelve months ended October 31, 2018, the S&P 500 Index returned 7.35% and the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index returned -0.53%.

2	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	5.26%
S&P 500 Index	7.35%

Net Assets as of 10/31/2018 (In Thousands)	$1,401,882

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended October 31, 2018. The Fund’s security selection in the semiconductors & hardware sector and the retail sector was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the financial services and software & services sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Broadcom Ltd., Stanley Back & Decker Inc. and Cabot Oil & Gas Corp. Shares of Broadcom, a semiconductor manufacturer, fell after the company unveiled plans to acquire CA Inc. for an estimated $18.9 billion. Shares of Stanley Black & Decker, a maker of tools and commercial security systems, fell after the company reported a drop in earnings for the third quarter of 2018 and lowered its full-year 2018 earnings forecast. Shares of Cabot Oil & Gas, a shale oil and natural gas producer, fell as natural gas supplies in the U.S. outpaced demand during the reporting period.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Amazon.com Inc. and Adobe Inc. and its underweight position in General Electric Co. Shares of Amazon.com, an online retailer, rose amid continued sales and earnings growth. Shares of Adobe, a digital market and media company, rose after the company reported better-than-expected earnings for the third quarter of 2018 and issued a strong forecast for the remainder of 2018 and into 2019. Shares of General Electric, an industrial conglomerate, fell after the company reported lower-than-expected results for several consecutive quarters and its credit rating was downgraded.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.8%
2.	UnitedHealth Group, Inc.	4.6
3.	Apple, Inc.	4.5
4.	Amazon.com, Inc.	4.0
5.	Broadcom, Inc.	3.5
6.	Bank of America Corp.	2.9
7.	Honeywell International, Inc.	2.8
8.	Alphabet, Inc., Class C	2.6
9.	Alphabet, Inc., Class A	2.4
10.	Mastercard, Inc., Class A	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.4%
Health Care	16.6
Financials	14.8
Industrials	10.8
Communication Services	10.3
Consumer Discretionary	8.8
Energy	6.2
Consumer Staples	3.7
Utilities	1.7
Materials	1.3
Short-Term Investment	0.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	March 22, 2011
With Sales Charge*		(0.68)%	(2.37)%	0.77%	9.63%	8.53%	7.48%	12.39%	11.70%	10.27%
Without Sales Charge		4.83	3.05	4.10	10.82	9.70	8.46	13.00	12.31	10.82
CLASS C SHARES	March 22, 2011
With CDSC**		3.31	1.62	3.15	10.27	9.26	8.03	12.57	11.96	10.45
Without CDSC		4.31	2.62	3.74	10.27	9.26	8.03	12.57	11.96	10.45
CLASS I SHARES	January 30, 1997	5.26	3.37	4.42	11.30	10.09	8.83	13.37	12.61	11.13
CLASS R6 SHARES	October 1, 2018	5.29	3.40	4.43	11.31	10.09	8.84	13.37	12.61	11.13

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year periods and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/08 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class A, Class C and Class R6 Shares would have been different than those shown because Class A, Class C and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from October 31, 2008 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

4	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(0.10)%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	(0.53)%
Composite Benchmark**	0.32%

Net Assets as of 10/31/2018 (In Thousands)	$1,051,675

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares had a negative absolute return, outperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) and underperformed the Composite Benchmark for the twelve months ended October 31, 2018.

The Fund’s hedge against inflation, which was implemented through the use of swaps contracts, made a positive contribution to absolute performance. During the reporting period, the two-, five-, ten- and thirty-year Bloomberg Barclays inflation swap indexes returned 0.54%, 0.85%, 1.15% and 3.48%, respectively. Swaps contract returns were pulled higher by a 20% increase in global oil prices during the reporting period.

Relative to the Benchmark, the Fund’s underweight positions in the general obligation, transportation and education bond sectors contributed to performance as those sectors had negative returns for the reporting period. The Fund’s underweight positions in industrial development revenue/pollution control revenue bonds and housing bonds detracted from relative performance as those sectors had positive performance during the reporting period. The Fund’s overweight positions in bonds rated AAA and AA also detracted from relative performance as lower rated bonds generally outperformed higher rated bonds during the reporting period.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero coupon inflation-linked swaps (“inflation swaps”) to purchase protection against inflation along the yield curve.

During the reporting period, the Fund’s portfolio managers increased the hedge ratio to cover 96% of the value of the Fund’s underlying assets from 94% at the start of the reporting period.

INVESTMENT APPROACH

The Fund uses inflation swaps in combination with tax exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

6	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

PORTFOLIO COMPOSITION****
Municipal Bonds	97.5%
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Fund’s Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
		1 YEAR			5 YEAR				10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes		After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	August 31, 2005
With Sales Charge*		(4.11)%	(4.22)%	(1.54)%	0.00	%**	(0.04)%	0.56%	2.26%	2.23%	2.32%
Without Sales Charge		(0.36)	(0.47)	0.71	0.77		0.73	1.15	2.64	2.62	2.64
CLASS C SHARES	August 31, 2005
With CDSC***		(1.76)	(1.85)	(0.30)	0.19		0.16	0.59	2.02	2.01	2.01
Without CDSC		(0.76)	(0.85)	0.29	0.19		0.16	0.59	2.02	2.01	2.01
CLASS I SHARES	August 31, 2005	(0.10)	(0.23)	0.96	1.02		0.97	1.40	2.91	2.88	2.90
CLASS R6 SHARES	August 16, 2013	0.00 **	(0.01)	1.17	1.12		1.12	1.54	2.96	2.96	2.98

*	Sales Charge for Class A Shares is 3.75%.
**	Amount rounds to less than 0.005%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/08 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Real Return Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index October 31, 2008 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund.

The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

8	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

Class I Shares have a $1,000,000 minimum initial investment.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — 99.5%
Aerospace & Defense — 2.3%
Boeing Co. (The)	36	12,650
General Dynamics Corp.	84	14,508
Northrop Grumman Corp.	19	5,005

		32,163

Auto Components — 0.6%
Aptiv plc	99	7,627

Banks — 7.5%
Bank of America Corp.	1,464	40,261
Citigroup, Inc.	457	29,943
First Republic Bank	60	5,490
Wells Fargo & Co.	552	29,365

		105,059

Beverages — 2.8%
Coca-Cola Co. (The)	254	12,142
Constellation Brands, Inc., Class A	45	9,033
PepsiCo, Inc.	160	17,992

		39,167

Biotechnology — 1.5%
Biogen, Inc.*	39	12,009
Vertex Pharmaceuticals, Inc.*	55	9,299

		21,308

Building Products — 0.5%
Allegion plc	87	7,441

Capital Markets — 4.6%
BlackRock, Inc.	24	9,674
Goldman Sachs Group, Inc. (The)	23	5,114
Intercontinental Exchange, Inc.	234	18,051
Morgan Stanley	527	24,071
S&P Global, Inc.	39	7,117

		64,027

Chemicals — 1.3%
DowDuPont, Inc.	330	17,816

Commercial Services & Supplies — 0.9%
Waste Connections, Inc.	158	12,047

Consumer Finance — 0.4%
Discover Financial Services	88	6,137

Diversified Financial Services — 1.1%
Berkshire Hathaway, Inc., Class B*	75	15,335

Electric Utilities — 1.1%
NextEra Energy, Inc.	90	15,511

INVESTMENTS	SHARES (000)		VALUE ($000)

Electronic Equipment, Instruments & Components — 0.0% (a)
Resideo Technologies, Inc.*	—	(b)	2

Entertainment — 2.3%
Netflix, Inc.*	30		8,905
Twenty-First Century Fox, Inc., Class B	158		7,152
Walt Disney Co. (The)	142		16,285

			32,342

Food Products — 0.9%
Mondelez International, Inc., Class A	310		13,012

Health Care Equipment & Supplies — 4.3%
Boston Scientific Corp.*	460		16,635
Danaher Corp.	113		11,262
Medtronic plc	162		14,560
Zimmer Biomet Holdings, Inc.	162		18,408

			60,865

Health Care Providers & Services — 4.7%
UnitedHealth Group, Inc.	249		65,162

Hotels, Restaurants & Leisure — 0.5%
Yum! Brands, Inc.	82		7,451

Industrial Conglomerates — 2.8%
Honeywell International, Inc.	268		38,862

Insurance — 1.2%
Chubb Ltd.	131		16,370

Interactive Media & Services — 6.0%
Alphabet, Inc., Class A*	31		33,787
Alphabet, Inc., Class C*	33		35,799
Facebook, Inc., Class A*	93		14,156

			83,742

Internet & Direct Marketing Retail — 4.0%
Amazon.com, Inc.*	35		56,506

IT Services — 8.3%
Accenture plc, Class A	37		5,846
Automatic Data Processing, Inc.	74		10,683
Fidelity National Information Services, Inc.	192		20,006
Mastercard, Inc., Class A	157		31,131
PayPal Holdings, Inc.*	124		10,418
Visa, Inc., Class A	119		16,460
WEX, Inc.*	68		11,965
Worldpay, Inc.*	108		9,957

			116,466

Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	124		8,001

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued
Machinery — 1.0%
Stanley Black & Decker, Inc.	119	13,901

Media — 2.0%
Charter Communications, Inc., Class A*	44	14,171
Comcast Corp., Class A	350	13,368

		27,539

Multi-Utilities — 0.6%
NiSource, Inc.	354	8,980

Oil, Gas & Consumable Fuels — 6.1%
Diamondback Energy, Inc.	52	5,798
EOG Resources, Inc.	205	21,643
Marathon Petroleum Corp.	262	18,492
Occidental Petroleum Corp.	282	18,911
Parsley Energy, Inc., Class A*	290	6,802
Pioneer Natural Resources Co.	98	14,477

		86,123

Pharmaceuticals — 5.5%
Allergan plc	31	4,962
Bristol-Myers Squibb Co.	247	12,490
Eli Lilly & Co.	137	14,821
Merck & Co., Inc.	193	14,221
Pfizer, Inc.	711	30,637

		77,131

Road & Rail — 3.4%
Norfolk Southern Corp.	134	22,456
Union Pacific Corp.	170	24,814

		47,270

Semiconductors & Semiconductor Equipment — 5.3%
Broadcom, Inc.	219	49,001
NVIDIA Corp.	66	13,857
Texas Instruments, Inc.	130	12,040

		74,898

Software — 7.2%
Adobe, Inc.*	89	21,833
Microsoft Corp.	630	67,249
salesforce.com, Inc.*	87	12,001

		101,083

Specialty Retail — 3.7%
AutoZone, Inc.*	10	7,167
Home Depot, Inc. (The)	151	26,599
Lowe’s Cos., Inc.	195	18,549

		52,315

INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 4.5%
Apple, Inc.	287	62,857

Total Common Stocks (Cost $746,330)		1,394,516

Short-Term Investments — 0.4%
Investment Companies — 0.4%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (c) (d) (Cost $6,144)	6,144	6,144

Total Investments — 99.9% (Cost $752,474)		1,400,660
Other Assets Less Liabilities — 0.1%		1,222

NET ASSETS — 100.0%		1,401,882

Percentages indicated are based on net assets.

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Amount rounds to less than one thousand.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — 95.6% (a)
Alaska — 1.5%
Other Revenue — 1.5%
Borough of Matanuska-Susitna, Goose Creek Correctional Center Project Rev., 5.25%, 9/1/2029	13,490	15,337

Arizona — 3.2%
Other Revenue — 0.2%
Phoenix Civic Improvement Corp., Senior Lien
Series C, Rev., 5.00%, 7/1/2022	1,085	1,169
Series C, Rev., 5.00%, 7/1/2024	1,000	1,078

		2,247

Prerefunded — 3.0%
Arizona State Transportation Board Series A, Rev., GAN, 5.25%, 7/1/2020 (b)	26,840	28,206
Arizona State Transportation Board, Maricopa County Regional Area Road Rev., 5.00%, 7/1/2020 (b)	3,000	3,140

		31,346

Total Arizona		33,593

California — 17.6%
Certificate of Participation/Lease — 0.0% (c)
Los Angeles Unified School District, Headquarters Building Projects Series B, COP, 5.00%, 10/1/2031	80	87

Education — 0.6%
California Municipal Finance Authority, Lutheran University
Rev., 5.00%, 10/1/2029	225	259
Rev., 5.00%, 10/1/2030	225	256
Rev., 5.00%, 10/1/2031	225	255
California State University, Systemwide Series A, Rev., 5.00%, 11/1/2024	3,000	3,471
Golden West Schools Financing Authority, Placentia-Yorba Linda University Rev., AMBAC, 5.50%, 8/1/2020	2,475	2,628

		6,869

General Obligation — 5.8%
Center Unified School District, Election of 1991 Series D, GO, NATL, Zero Coupon, 8/1/2026	750	522
Contra Costa Community College District GO, 5.00%, 8/1/2021	2,115	2,290
GO, 5.00%, 8/1/2022	1,000	1,083
GO, 5.00%, 8/1/2024	1,000	1,083
Los Angeles Community College District, Election of 2008 Series G, GO, 4.00%, 8/1/2039	145	147

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued
Los Angeles Unified School District
Series D, GO, 5.25%, 7/1/2024	5,000	5,116
Series B, GO, 5.00%, 7/1/2026	10,010	11,825
Series C, GO, 5.00%, 7/1/2026	9,000	10,227
Murrieta Valley Unified School District
GO, AGM, 5.00%, 9/1/2022	550	608
GO, AGM, 5.00%, 9/1/2023	725	816
San Diego Unified School District, Election of 1998 Series F-1, GO, AGM, 5.25%, 7/1/2028	1,000	1,243
State Center Community College District GO, 5.00%, 8/1/2024	1,000	1,111
State of California, Various Purpose
GO, 5.00%, 4/1/2020	5,000	5,067
GO, 5.63%, 4/1/2026	5,000	5,079
GO, 5.00%, 8/1/2030	10,370	11,653
GO, 6.50%, 4/1/2033	3,010	3,068

		60,938

Hospital — 0.3%
California Health Facilities Financing Authority, Kaiser Permanente Subseries A-2, Rev., 4.00%, 11/1/2038	1,000	1,003
California Municipal Finance Authority, Community Medical Centers Series A, Rev., 5.00%, 2/1/2031	1,750	1,949

		2,952

Other Revenue — 0.6%
Golden State Tobacco Securitization Corp., Tobacco Settlement Series A, Rev., 5.00%, 6/1/2034	4,950	5,446
San Francisco Bay Area Rapid Transit District, Sales Tax
Series A, Rev., 5.00%, 7/1/2024	175	202
Series A, Rev., 5.00%, 7/1/2025	395	462
Series A, Rev., 5.00%, 7/1/2026	225	262

		6,372

Prerefunded — 2.0%
California State Department of Water Resources, Central Valley Project Water System Series AQ, Rev., 4.00%, 6/1/2023 (b)	250	271
California State Public Works Board, University of California Series H, Rev., 5.00%, 9/1/2023 (b)	8,700	9,846
City of Los Angeles, Department of Water & Power, Power System Series A, Rev., 5.00%, 1/1/2023 (b)	15	17

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Prerefunded — continued
University of California Series O, Rev., 5.75%, 5/15/2019 (b)	10,285	10,504

		20,638

Transportation — 0.8%
California Infrastructure & Economic Development Bank, Bay Area Toll Bridges, First Lien
Series A, Rev., AGM, 5.00%, 7/1/2022 (b)	340	376
Series A, Rev., FGIC, 5.00%, 7/1/2025 (b)	2,315	2,714
San Joaquin County Transportation Authority, Measure K
Rev., 5.00%, 3/1/2029	2,285	2,684
Rev., 5.00%, 3/1/2030	2,000	2,336

		8,110

Utility — 6.2%
City of Los Angeles, Department of Water & Power, Power System
Series A, Rev., 5.00%, 7/1/2023	2,500	2,795
Series B, Rev., 5.00%, 7/1/2028	25,385	28,594
Series B, Rev., 5.00%, 7/1/2029	8,580	9,960
Series B, Rev., 5.00%, 7/1/2031	2,100	2,349
Series A, Rev., 5.00%, 7/1/2032	2,550	2,919
Series B, Rev., 5.00%, 7/1/2032	1,925	2,146
Series D, Rev., 5.00%, 7/1/2032	3,300	3,691
Series A, Rev., 5.00%, 7/1/2033	5,000	5,701
Series A, Rev., 5.00%, 7/1/2034	710	807
Long Beach Bond Finance Authority, Natural Gas Series A, Rev., 5.25%, 11/15/2021	5,000	5,397
Sacramento Municipal Utility District Financing Authority, Cosumnes Project Rev., 5.00%, 7/1/2028	1,290	1,491

		65,850

Water & Sewer — 1.3%
City of Santa Rosa, Wastewater, Capital Appreciation Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 9/1/2023	4,750	4,221
Metropolitan Water District Southern Water Works
Series A, Rev., 5.00%, 10/1/2025	2,545	2,802
San Diego County Water Authority
Series 2013A, Rev., 5.00%, 5/1/2030	6,000	6,683

		13,706

Total California		185,522

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — 2.8%
Certificate of Participation/Lease — 0.4%
State of Colorado, Building Excellent Schools Today Series 2018-M, COP, 5.00%, 3/15/2029	3,150	3,665

General Obligation — 2.4%
Dawson Ridge Metropolitan District No.1 Series A, GO, Zero Coupon, 10/1/2022 (b)	4,250	3,860
Douglas County School District No. Re-1, Douglas & Elbert Counties
GO, 5.25%, 12/15/2023	6,950	7,926
GO, 5.25%, 12/15/2025	2,345	2,764
Jefferson County School District No. R-1 GO, 5.00%, 12/15/2022	10,000	11,051

		25,601

Total Colorado		29,266

Connecticut — 1.0%
General Obligation — 0.8%
City of Greenwich GO, 5.00%, 6/1/2020	200	201
State of Connecticut Series E, GO, 5.00%, 8/15/2030	8,200	8,757

		8,958

Water & Sewer — 0.2%
South Central Regional Water Authority, Water System Revenue
Series A, Rev., NATL, 5.25%, 8/1/2019	250	256
Series A, Rev., NATL, 5.25%, 8/1/2020	1,290	1,361

		1,617

Total Connecticut		10,575

Delaware — 1.0%
Education — 0.1%
University of Delaware
Series B, Rev., 5.00%, 11/1/2021	1,000	1,029

General Obligation — 0.9%
County of New Castle Series B, GO, 5.00%, 7/15/2021	20	21
State of Delaware
Series C, GO, 5.00%, 3/1/2021	1,000	1,065
Series A, GO, 5.00%, 2/1/2025	975	1,119
Series A, GO, 5.00%, 2/1/2027	2,255	2,650
Series A, GO, 5.00%, 2/1/2028	2,355	2,795

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
General Obligation — continued
Series A, GO, 5.00%, 2/1/2029	1,370	1,620

		9,270

Total Delaware		10,299

District of Columbia — 1.2%
General Obligation — 0.2%
District of Columbia
Series A, GO, 5.00%, 6/1/2029	290	335
Series A, GO, 5.00%, 6/1/2030	400	459
Series A, GO, 5.00%, 6/1/2031	600	685
Series A, GO, 5.00%, 6/1/2032	620	704

		2,183

Water & Sewer — 1.0%
District of Columbia Water & Sewer Authority, Sub Lien
Series C, Rev., 5.00%, 10/1/2025	5,000	5,497
Series C, Rev., 5.00%, 10/1/2029	5,000	5,494

		10,991

Total District of Columbia		13,174

Florida — 4.8%
General Obligation — 3.8%
Florida State Board of Education, Public Education Capital Outlay
Series A, GO, 5.00%, 6/1/2024	5,090	5,367
Series D, GO, 5.00%, 6/1/2025	32,375	34,657

		40,024

Utility — 0.4%
JEA Electric System Subseries III-B, Rev., 5.00%, 10/1/2033	4,000	4,386

Water & Sewer — 0.6%
Broward County, Florida Water and Sewer Utility Series 2015-B, Rev., 5.00%, 10/1/2030	5,000	5,635

Total Florida		50,045

Georgia — 2.3%
General Obligation — 0.5%
Georgia Polk School District
Series 2018, GO, 5.00%, 3/1/2024	175	197
Series 2018, GO, 5.00%, 3/1/2025	350	401
State of Georgia
Series B, GO, 5.00%, 7/1/2020	300	314
Series A, GO, 5.00%, 2/1/2025	130	149

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued
Series E, GO, 5.00%, 12/1/2025	3,960	4,592

		5,653

Transportation — 0.6%
City of Atlanta, Airport Series A, Rev., 5.00%, 1/1/2021	6,000	6,353

Water & Sewer — 1.2%
Cobb County, Water & Sewer Rev., 5.00%, 7/1/2022	6,895	7,033
Fulton County, Water & Sewerage Rev., 5.00%, 1/1/2023	5,000	5,272
Henry County Water & Sewerage Authority Rev., 5.00%, 2/1/2029	125	136

		12,441

Total Georgia		24,447

Hawaii — 0.7%
General Obligation — 0.7%
State of Hawaii
Series FT, GO, 5.00%, 1/1/2026	4,000	4,616
Series FG, GO, 5.00%, 10/1/2028	2,500	2,870

Total Hawaii		7,486

Idaho — 0.3%
General Obligation — 0.3%
Ada & Canyon Counties, Joint School District No. 2 GO, 5.00%, 8/15/2023	3,060	3,426

Illinois — 0.9%
General Obligation — 0.1%
Du Page & Will Counties Community School District No. 204 Indian Prairie, School Building Series A, GO, AGM-CR, FGIC, 6.25%, 12/30/2021	140	156
Village of Schaumburg Series A, GO, 4.00%, 12/1/2020	625	647

		803

Other Revenue — 0.0% (c)
City of Chicago, Motor Fuel Tax
Rev., 5.00%, 1/1/2020	75	76
Rev., 5.00%, 1/1/2021	200	206
Rev., 5.00%, 1/1/2022	105	109

		391

Transportation — 0.4%
Illinois State Toll Highway Authority Series A, Rev., 5.00%, 12/1/2022	3,000	3,297

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Transportation — continued
Regional Transportation Authority Series A, Rev., NATL, 6.00%, 7/1/2024	750	873

		4,170

Water & Sewer — 0.4%
City of Chicago, Water Revenue, Second Lien Project
Rev., 5.00%, 11/1/2021	1,000	1,066
Rev., 5.00%, 11/1/2022	400	433
Rev., 5.00%, 11/1/2029	1,000	1,084
Illinois Finance Authority, State Clean Water Initiative Revolving Fund Rev., 5.00%, 1/1/2025	985	1,117

		3,700

Total Illinois		9,064

Indiana — 1.8%
Other Revenue — 0.1%
Fort Wayne Redevelopment Authority, Lease Rental, Harrison Square Project
Rev., 5.00%, 2/1/2026	1,110	1,233

Prerefunded — 1.2%
Indiana Finance Authority, Revolving Fund Series A, Rev., 5.00%, 2/1/2022 (b)	9,870	10,729
Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project Series F, Rev., AGM, 5.00%, 1/1/2020 (b)	1,750	1,808

		12,537

Utility — 0.4%
Indianapolis Local Public Improvement Bond Bank, Stormwater Project Series D, Rev., 5.00%, 1/1/2026	4,050	4,480

Water & Sewer — 0.1%
City of Evansville, Waterworks District
Series B, Rev., 5.00%, 1/1/2022	325	350
Series B, Rev., 5.00%, 1/1/2023	375	404

		754

Total Indiana		19,004

Kentucky — 0.5%
Prerefunded — 0.5%
Kentucky Turnpike Authority, Revitalization Projects Series A, Rev., 5.00%, 7/1/2021 (b)	5,185	5,544

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Louisiana — 1.1%
Housing — 0.3%
Louisiana Public Facilities Authority, Multi-Family Housing, CR Series A, Rev., Zero Coupon, 2/1/2020 (b)	3,270	3,181

Other Revenue — 0.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, LCTCS Act 360 Project Rev., 5.00%, 10/1/2032	3,000	3,303
Louisiana Public Facilities Authority, CR Series B, Rev., Zero Coupon, 12/1/2019 (b)	4,375	4,277

		7,580

Utility — 0.1%
City of Alexandria, Utilities Series A, Rev., 5.00%, 5/1/2043	1,250	1,327

Total Louisiana		12,088

Maryland — 2.4%
General Obligation — 2.2%
Baltimore County, Consolidated Public Improvement GO, 5.00%, 3/1/2032	7,090	8,177
County of Anne Arundel, Consolidated Water and Sewer Series 2018, GO, 5.00%, 10/1/2029	1,450	1,692
County of Anne Arundel, Water & Sewer GO, 5.00%, 10/1/2027	2,075	2,417
State of Maryland, State and Local Facilities Loan Series A, GO, 5.00%, 3/15/2024	10,000	11,301

		23,587

Prerefunded — 0.2%
State of Maryland, State and Local Facilities Loan Series A, GO, 5.00%, 3/1/2023 (b)	1,690	1,872

Total Maryland		25,459

Massachusetts — 3.6%
General Obligation — 0.8%
Commonwealth of Massachusetts
Series C, GO, AGM, 5.50%, 12/1/2022	200	225
Series B, GO, 5.00%, 1/1/2027	3,000	3,497
Commonwealth of Massachusetts, Consolidated Loan of 2014 Series C, GO, 4.00%, 7/1/2031	5,000	5,162

		8,884

Other Revenue — 0.8%
Massachusetts School Building Authority, Dedicated Sales Tax Series B, Rev., 5.00%, 8/15/2030	7,420	8,108

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Transportation — 1.1%
Massachusetts Bay Transportation Authority Series A, Rev., 5.25%, 7/1/2027	10,000	11,928

Water & Sewer — 0.9%
Massachusetts Clean Water Trust (The), Green Bond Series 20, Rev., 5.00%, 2/1/2036	8,280	9,231

Total Massachusetts		38,151

Michigan — 1.3%
Education — 0.3%
Eastern Michigan University, Board of Regents
Series A, Rev., 5.00%, 3/1/2026	750	846
Series A, Rev., 5.00%, 3/1/2027	750	850
Series A, Rev., 5.00%, 3/1/2033	1,000	1,098

		2,794

General Obligation — 0.2%
Huron Valley School District GO, Q-SBLF, 5.00%, 5/1/2024	2,000	2,129

Other Revenue — 0.1%
State of Michigan, Trunk Line Fund Rev., 5.00%, 11/15/2028 1,240		1,340

Prerefunded — 0.0% (c)
State of Michigan, Environmental Program Series A, GO, 6.00%, 5/1/2019 (b)	100	102

Water & Sewer — 0.7%
City of Grand Rapids, Sanitary Sewer System Series A, Rev., AGM-CR, BHAC-CR, FGIC, 5.50%, 1/1/2022	7,000	7,391

Total Michigan		13,756

Minnesota — 1.5%
General Obligation — 0.5%
County of Hennepin Series B, GO, 5.00%, 12/1/2027	2,135	2,494
Roseville Independent School District No 623, Minnesota School District, Credit Enhancement Program Series A, GO, 5.00%, 2/1/2028	2,265	2,618

		5,112

Other Revenue — 1.0%
State of Minnesota, General Fund Refunding Appropriation Series B, Rev., 5.00%, 3/1/2025	9,705	10,549

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prerefunded — 0.0% (c)
St. Paul Minnesota, Housing & Redevelopment Authority Health Care Rev., 5.25%, 11/15/2020 (b)	195	207

Total Minnesota		15,868

Missouri — 0.7%
Other Revenue — 0.7%
Kansas City Industrial Development Authority, Downtown Redevelopment District Series A, Rev., 5.00%, 9/1/2021	6,620	7,091

Prerefunded — 0.0% (c)
Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control & Drinking Water Series A, Rev., 5.00%, 1/1/2020 (b)	20	21

Water & Sewer — 0.0% (c)
Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control & Drinking Water Series A, Rev., 5.00%, 1/1/2019 (b)	15	15

Total Missouri		7,127

Nebraska — 0.5%
Utility — 0.5%
Omaha Public Power District, Electric System Series A, Rev., 4.00%, 2/1/2032	5,000	5,123

New Hampshire — 0.1%
Prerefunded — 0.1%
New Hampshire Municipal Bond Bank Series E, Rev., 5.00%, 1/15/2020 (b)	1,195	1,236

New Jersey — 3.2%
Education — 1.3%
New Jersey Economic Development Authority, School Facilities Construction
Series XX, Rev., 5.00%, 6/15/2019	3,500	3,552
Series XX, Rev., 5.00%, 6/15/2021	5,145	5,415
Series PP, Rev., 5.00%, 6/15/2029	5,000	5,288

		14,255

General Obligation — 0.3%
North Brunswick Township Board of Education GO, 5.00%, 7/15/2022	850	888
Township of Woodbridge
GO, 5.00%, 7/15/2022	1,100	1,155
GO, 5.00%, 7/15/2023	1,200	1,259

		3,302

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Other Revenue — 0.3%
Tobacco Settlement Financing Corp. Series A, Rev., 5.00%, 6/1/2027	2,800	3,183

Transportation — 1.1%
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Series 2018-A, Rev., 5.00%, 6/15/2028	3,000	3,299
New Jersey Transportation Trust Fund Authority, Transportation Program Series AA, Rev., 5.00%, 6/15/2036	2,500	2,561
New Jersey Transportation Trust Fund Authority, Transportation System Series B, Rev., AMBAC, 5.25%, 12/15/2022	5,000	5,417

		11,277

Water & Sewer — 0.2%
Sussex County Municipal Utilities Authority, Wastewater Facilities, Capital Appreciation
Series B, Rev., AGM, Zero Coupon, 12/1/2020	1,995	1,904

Total New Jersey		33,921

New Mexico — 0.6%
Other Revenue — 0.4%
New Mexico Finance Authority, Senior Lien Public Project Series C, Rev., 5.00%, 6/1/2022	4,200	4,491

Transportation — 0.2%
New Mexico Finance Authority, State Transportation, Sub Lien Series A-2, Rev., 5.00%, 12/15/2021	1,385	1,464

Total New Mexico		5,955

New York — 22.0%
Education — 0.2%
Monroe County IDA, School Facility, Modernization Project Rev., 5.00%, 5/1/2030	2,100	2,405

General Obligation — 1.5%
City of New York, Fiscal Year 2010
Series E, GO, 5.00%, 8/1/2023	5,000	5,112
City of New York, Fiscal Year 2013
Series D, GO, 5.00%, 8/1/2028	6,085	6,721
Series F, Subseries F-1, GO, 5.00%, 3/1/2030	4,050	4,457

		16,290

Industrial Development Revenue/Pollution Control Revenue — 1.0%
New York Liberty Development Corp., World Trade Center Projects Class 1, Rev., 5.00%, 9/15/2030	9,475	10,214

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 6.7%
Hudson Yards Infrastructure Corp. Series A, Rev., 5.00%, 2/15/2033	1,500	1,680
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2012 Series D, Subseries D-1, Rev., 5.00%, 11/1/2031	9,000	9,714
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Subseries F-1, Rev., 5.00%, 2/1/2031	10,000	10,964
New York Convention Center Development Corp., Hotel Unit Fee Secured Series B, Rev., AGM-CR, Zero Coupon, 11/15/2052	10,000	2,194
New York State Dormitory Authority Series 2018-A, Rev., 5.00%, 7/1/2038	3,500	3,928
New York State Dormitory Authority, Consolidated Services Contract Series A, Rev., 5.00%, 7/1/2023	8,500	8,669
New York State Dormitory Authority, State Sales Tax
Series A, Rev., 5.00%, 3/15/2028	3,000	3,360
Series A, Rev., 5.00%, 3/15/2029	5,000	5,587
Series A, Rev., 5.00%, 3/15/2033	1,000	1,102
Series A, Rev., 5.00%, 3/15/2034	4,225	4,642
New York State Urban Development Corp., State Personal Income Tax Series C, Rev., 5.00%, 3/15/2027	5,475	6,373
Sales Tax Asset Receivable Corp., Fiscal Year 2015
Series A, Rev., 5.00%, 10/15/2028	1,800	2,033
Series A, Rev., 5.00%, 10/15/2029	7,500	8,432
Series A, Rev., 5.00%, 10/15/2031	1,850	2,069

		70,747

Prerefunded — 2.8%
Metropolitan Transportation Authority
Series C, Rev., 6.50%, 11/15/2018 (b)	60	60
Series A, Rev., 5.00%, 11/15/2021 (b)	1,500	1,628
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010 Series B, Rev., 5.00%, 11/1/2019 (b)	5	5
New York State Dormitory Authority, State Personal Income Tax, General Purpose Series A, Rev., 5.00%, 2/15/2019 (b)	100	101
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels Series A, Rev., 5.00%, 1/1/2022 (b)	25,000	27,210

		29,004

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Special Tax — 3.4%
New York State Dormitory Authority, State Personal Income Tax Series C, Rev., 5.00%, 3/15/2031	7,250	8,016
New York State Dormitory Authority, State Personal Income Tax, General Purpose
Series C, Rev., 5.00%, 3/15/2033	12,500	13,721
Series C, Rev., 5.00%, 3/15/2041	3,500	3,697
New York State Thruway Authority, State Personal Income Tax, Transportation Series A, Rev., 5.00%, 3/15/2026	10,000	10,509

		35,943

Transportation — 2.5%
Metropolitan Transportation Authority
Series C, Rev., 6.50%, 11/15/2018	195	195
Subseries C-1, Rev., 5.25%, 11/15/2028	5,000	5,666
New York State Thruway Authority
Series L, Rev., 5.00%, 1/1/2023	2,760	3,047
Series L, Rev., 5.00%, 1/1/2024	3,145	3,525
Port Authority of New York & New Jersey, Consolidated
Rev., 5.00%, 5/1/2034	2,965	3,091
Rev., 5.00%, 5/1/2035	2,000	2,085
Rev., 5.00%, 10/15/2041	6,500	7,127
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels Series B, Rev., 5.00%, 11/15/2031	1,250	1,374

		26,110

Utility — 0.9%
Utility Debt Securitization Authority
Series TE, Rev., 5.00%, 12/15/2028	4,000	4,440
Series TE, Rev., 5.00%, 12/15/2041	4,250	4,596

		9,036

Water & Sewer — 3.0%
New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2010 Series FF, Rev., 5.00%, 6/15/2024	16,335	17,108
New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015 Series FF, Rev., 5.00%, 6/15/2031	3,000	3,359
New York State Environmental Facilities Corp., State Clean Water & Drinking Water Revolving Funds, New York City Municipal Water Finance Authority Projects — Second Resolution

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — continued
Series A, Rev., 5.00%, 6/15/2026	2,750	3,191
Series A, Rev., 5.00%, 6/15/2027	3,500	4,104
Series A, Rev., 5.00%, 6/15/2028	3,000	3,505

		31,267

Total New York		231,016

North Carolina — 0.1%
Transportation — 0.1%
North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien Rev., AGM, 5.00%, 1/1/2029	700	788

Ohio — 1.2%
General Obligation — 0.1%
City of Columbus, Various Purpose Series 2017-1, GO, 5.00%, 4/1/2028	1,000	1,172

Other Revenue — 0.2%
Ohio State Building Authority, State Facilities, Adult Correctional Building Fund Projects Series B, Rev., 5.00%, 10/1/2022	2,235	2,294

Prerefunded — 0.5%
City of Columbus Series 1, GO, 5.00%, 7/1/2023 (b)	4,750	5,303

Transportation — 0.1%
State of Ohio, Capital Facilities Lease Appropriation Series A, Rev., 5.00%, 4/1/2028	1,020	1,182

Water & Sewer — 0.3%
Northeast Ohio Regional Sewer District, Wastewater Improvement
Rev., 5.00%, 11/15/2025	555	630
Rev., 5.00%, 11/15/2027	1,500	1,691

		2,321

Total Ohio		12,272

Oklahoma — 1.0%
Education — 0.2%
Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project
Series 2018, Rev., 5.00%, 10/1/2022	250	272
Series 2018, Rev., 5.00%, 10/1/2023	175	193
Series 2018, Rev., 5.00%, 10/1/2025	500	562
Series 2018, Rev., 5.00%, 10/1/2026	500	566

		1,593

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Transportation — 0.7%
Oklahoma Turnpike Authority, Turnpike System, Second Senior
Series A, Rev., 5.00%, 1/1/2022	3,000	3,182
Series A, Rev., 5.00%, 1/1/2024	2,000	2,121
Series A, Rev., 5.00%, 1/1/2038	2,000	2,201

		7,504

Water & Sewer — 0.1%
Oklahoma City Water Utilities Trust, Water & Sewer System Rev., 5.00%, 7/1/2027	1,380	1,531

Total Oklahoma		10,628

Oregon — 1.3%
General Obligation — 0.2%
Linn & Benton Counties, School District No. 8J, Greater Albany
GO, 5.00%, 6/15/2030	500	576
GO, 5.00%, 6/15/2031	1,180	1,353
Marion County GO, AMBAC, 5.50%, 6/1/2023	100	113
Washington County, Hillsboro School District No. 1J GO, 5.00%, 6/15/2027	570	667

		2,709

Other Revenue — 0.2%
Oregon State Department of Administrative Services, Lottery Series A, Rev., 5.00%, 4/1/2027	1,500	1,663

Prerefunded — 0.7%
Oregon State Department of Administrative Services Series A, COP, 5.00%, 5/1/2019 (b)	6,965	7,068

Water & Sewer — 0.2%
City of Portland, Sewer System, Second Lien Series B, Rev., 4.00%, 10/1/2036	2,180	2,213

Total Oregon		13,653

Pennsylvania — 1.4%
Education — 0.2%
County of Montgomery Higher Education And Health Authority, Thomas Jefferson University
Series 2018-A, Rev., 4.00%, 9/1/2043	2,000	1,936

General Obligation — 0.4%
Commonwealth of Pennsylvania, Third Series GO, 5.38%, 7/1/2021	4,195	4,517

Hospital — 0.4%
Berks County Pennsylvania, IDA, Health System, Tower Health Project
Rev., 5.00%, 11/1/2027	350	394

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued
Rev., 5.00%, 11/1/2028	450	506
Rev., 5.00%, 11/1/2029	150	167
Rev., 5.00%, 11/1/2030	150	166
Sayre Health Care Facilities Authority, Guthrie Health Issue Rev., (ICE LIBOR USD 3 Month + 0.78%), 2.34%, 12/1/2024 (d)	3,000	3,018

		4,251

Other Revenue — 0.4%
Commonwealth Financing Authority, Tobacco Master Settlement Payment
Series 2018, Rev., 5.00%, 6/1/2024	500	553
Series 2018, Rev., 5.00%, 6/1/2025	630	702
Series 2018, Rev., 5.00%, 6/1/2026	380	425
Series 2018, Rev., 5.00%, 6/1/2027	500	562
Series 2018, Rev., 5.00%, 6/1/2028	880	992
Series 2018, Rev., 5.00%, 6/1/2029	380	428

		3,662

Total Pennsylvania		14,366

Rhode Island — 0.2%
Education — 0.1%
Rhode Island Health & Educational Building Corp., Brown University Series A, Rev., 5.00%, 9/1/2025	655	706

General Obligation — 0.1%
State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan of 2014 Series A, GO, 5.00%, 11/1/2024	1,000	1,118

Total Rhode Island		1,824

South Carolina — 0.2%
General Obligation — 0.0% (c)
State of South Carolina Series B, GO, 5.00%, 4/1/2024	150	170

Water & Sewer — 0.2%
City of Columbia Rev., 5.00%, 2/1/2026	1,500	1,628

Total South Carolina		1,798

Tennessee — 1.7%
General Obligation — 0.8%
City of Bartlett GO, 5.00%, 9/1/2023	1,525	1,709
City of Maryville
Series A, GO, 5.00%, 6/1/2024	2,160	2,444
Series A, GO, 5.00%, 6/1/2025	2,075	2,380
Series A, GO, 5.00%, 6/1/2026	1,240	1,438

		7,971

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Utility — 0.9%
City of Chattanooga, Electric Revenue Series A, Rev., 5.00%, 9/1/2023	1,230	1,380
Tennessee Energy Acquisition Corp., Gas Project Rev., 4.00%, 11/1/2025 (e)	8,000	8,274

		9,654

Total Tennessee		17,625

Texas — 7.1%
Education — 0.5%
University of Texas System, Board of Regents, Financing System Series B, Rev., 5.00%, 8/15/2026	5,000	5,810

General Obligation — 3.0%
Carroll Independent School District
Series C, GO, 5.00%, 2/15/2022	945	953
Series C, GO, 5.00%, 2/15/2023	325	328
City of El Paso, Refunding & Improvement GO, 5.00%, 2/15/2032	1,490	1,680
City of Houston, Public Improvement Series A, GO, 5.00%, 3/1/2030	4,000	4,414
City of Lubbock GO, 5.00%, 2/15/2025	3,150	3,523
City of Pflugerville, Limited Tax GO, 5.00%, 8/1/2023	680	744
City of San Antonio, General Improvement
GO, 5.00%, 8/1/2023	700	751
GO, 5.00%, 8/1/2024	3,500	3,753
GO, 5.00%, 8/1/2026	4,735	5,077
GO, 5.00%, 8/1/2027	2,735	2,933
Crandall Independent School District
Series A, GO, PSF-GTD, Zero Coupon, 8/15/2025	1,150	925
Series A, GO, PSF-GTD, Zero Coupon, 8/15/2026	2,140	1,654
Series A, GO, PSF-GTD, Zero Coupon, 8/15/2027	2,145	1,589
San Jacinto Community College District
GO, AMBAC, 5.00%, 2/15/2020	390	391
GO, 5.00%, 2/15/2040	2,600	2,738

		31,453

Other Revenue — 0.2%
Trinity River Authority, Walker-Calloway System
Rev., 5.00%, 2/1/2024	125	139
Rev., 5.00%, 2/1/2025	265	300
Rev., 5.00%, 2/1/2026	275	314
Rev., 5.00%, 2/1/2027	290	333

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued
Rev., 5.00%, 2/1/2028	305	352
Rev., 5.00%, 2/1/2029	320	369
Rev., 5.00%, 2/1/2030	340	388
Rev., 5.00%, 2/1/2031	355	402

		2,597

Prerefunded — 0.5%
Harlandale Independent School District GO, AGC, 5.00%, 8/1/2019 (b)	1,830	1,870
Hays County, Pass-Through Toll GO, 5.00%, 2/15/2020 (b)	3,285	3,402

		5,272

Transportation — 1.4%
City of Houston, Airport System, Sub Lien Series B, Rev., 5.00%, 7/1/2026	3,000	3,199
Grand Parkway Transportation Corp. Series B, Rev., 5.25%, 10/1/2051	7,660	8,375
North Texas Tollway Authority System, First Tier
Series A, Rev., 5.00%, 1/1/2026	200	220
Series A, Rev., 5.00%, 1/1/2027	550	626
Series A, Rev., 5.00%, 1/1/2030	360	402
Series A, Rev., 5.00%, 1/1/2035	600	664
North Texas Tollway Authority System, Second Tier
Series B, Rev., 5.00%, 1/1/2026	150	164
Series B, Rev., 5.00%, 1/1/2027	300	341
Series B, Rev., 5.00%, 1/1/2030	400	445

		14,436

Utility — 0.3%
City of San Antonio, Electric and Gas System Rev., 5.00%, 2/1/2026	3,000	3,462

Water & Sewer — 1.2%
City of Houston, Water & Sewer System, Junior Lien Series A, Rev., AGM, 5.75%, 12/1/2032 (b)	5,550	7,211
City of San Antonio, Water System Junior Lien Series E, Rev., 5.00%, 5/15/2024	1,250	1,385
Coastal Water Authority, City of Houston Projects
Rev., 4.00%, 12/15/2018	100	100
Rev., 5.00%, 12/15/2023	3,315	3,501

		12,197

Total Texas		75,227

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Utah — 0.1%
Prerefunded — 0.0% (c)
Utah Infrastructure Agency Telecommunications and Franchise Tax Rev., 4.00%, 10/15/2025 (b)	250	273

Water & Sewer — 0.1%
Weber Basin Water Conservancy District
Series B, Rev., 5.00%, 10/1/2030	250	288
Series B, Rev., 5.00%, 10/1/2031	470	539

		827

Total Utah		1,100

Virginia — 2.4%
General Obligation — 0.9%
Commonwealth of Virginia Series D, GO, 5.00%, 6/1/2020	5,000	5,090
County of Arlington Series 2018, GO, 5.00%, 8/15/2031	4,000	4,666

		9,756

Other Revenue — 0.0% (c)
Virginia Resources Authority, Pooled Financing Program, Infrastructure Rev., 5.00%, 11/1/2023	405	417

Prerefunded — 0.1%
City of Richmond, Public Improvement Series D, GO, 5.00%, 7/15/2020 (b)	205	215
Virginia Resources Authority, Pooled Financing Program, Infrastructure Rev., 5.00%, 11/1/2019 (b)	560	576

		791

Transportation — 0.9%
Hampton Roads Transportation Accountability Commission Fund Series A, Rev., 5.00%, 7/1/2029	2,985	3,507
Northern Virginia Transportation Authority
Series 2014, Rev., 5.00%, 6/1/2025	1,000	1,132
Virginia Commonwealth Transportation Board, Capital Projects
Series A, Rev., 5.00%, 5/15/2033	3,955	4,493

		9,132

Utility — 0.5%
City of Richmond, Public Utility Revenue Series A, Rev., 5.00%, 1/15/2028	4,090	4,684

Total Virginia		24,780

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington — 2.3%
General Obligation — 0.1%
Snohomish County, Edmonds School District No. 15 GO, 5.00%, 12/1/2033	1,100	1,212
Yakima County School District No. 7 GO, 5.50%, 12/1/2023	275	284

		1,496

Hospital — 0.6%
Washington Health Care Facilities Authority
Rev., 5.00%, 10/1/2025	1,250	1,421
Rev., 5.00%, 10/1/2026	1,500	1,717
Rev., 5.00%, 10/1/2027	2,500	2,875

		6,013

Prerefunded — 1.0%
State of Washington, Various Purpose Series 2010C, GO, 5.00%, 8/1/2019 (b)	10,000	10,221

Transportation — 0.5%
Port of Seattle, Intermediate Lien
Series B, Rev., 5.00%, 3/1/2033	3,750	4,108
Series B, Rev., 5.00%, 3/1/2034	1,000	1,093

		5,201

Water & Sewer — 0.1%
City of Seattle, Drainage & Wastewater Improvement Rev., 5.00%, 9/1/2026	1,325	1,438

Total Washington		24,369

Total Municipal Bonds (Cost $983,873)		1,004,912

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.4%
Investment Companies — 2.4%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.51% (f) (g) (Cost $25,260)	25,260	25,260

Total Investments — 98.0% (Cost $1,009,133)		1,030,172
Other Assets Less Liabilities — 2.0%		21,503

NET ASSETS — 100.0%		1,051,675

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

Percentages indicated are based on net assets.

Abbreviations
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
GAN	Grant Anticipation Notes
GO	General Obligation
ICE	Intercontinental Exchange
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed

Q-SBLF	Qualified School Bond Loan Fund
Rev.	Revenue
USD	United States Dollar

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Security is prerefunded or escrowed to maturity.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2018.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of October 31, 2018.
(f)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of October 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

Over the Counter (“OTC”) Inflation-linked swap contracts outstanding as of October 31, 2018 (amounts in thousands):

FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	1.82% at termination	Receive	Barclays Bank plc	11/8/2021	USD	25,000	469
CPI-U at termination	2.00% at termination	Receive	BNP Paribas	11/7/2026	USD	9,000	221
CPI-U at termination	2.00% at termination	Receive	Deutsche Bank AG	11/7/2026	USD	25,000	600
CPI-U at termination	2.05% at termination	Receive	Barclays Bank plc	11/17/2023	USD	25,000	271
CPI-U at termination	2.06% at termination	Receive	BNP Paribas	11/15/2023	USD	9,000	95
CPI-U at termination	2.06% at termination	Receive	Deutsche Bank AG	11/14/2022	USD	22,000	194
CPI-U at termination	2.06% at termination	Receive	Morgan Stanley	11/13/2022	USD	9,000	77
CPI-U at termination	2.18% at termination	Receive	Barclays Bank plc	10/2/2027	USD	66,000	818
CPI-U at termination	2.18% at termination	Receive	Barclays Bank plc	10/16/2027	USD	34,000	393

							3,138

CPI-U at termination	2.21% at termination	Receive	Citibank, NA	8/20/2021	USD	46,000	(197)
CPI-U at termination	2.24% at termination	Receive	Barclays Bank plc	2/6/2023	USD	53,600	(114)
CPI-U at termination	2.31% at termination	Receive	Deutsche Bank AG	3/9/2026	USD	9,000	(60)
CPI-U at termination	2.32% at termination	Receive	Bank of America NA	7/31/2024	USD	11,000	(96)
CPI-U at termination	2.33% at termination	Receive	Royal Bank of Scotland	8/9/2024	USD	71,000	(635)
CPI-U at termination	2.34% at termination	Receive	Barclays Bank plc	8/20/2028	USD	7,000	(59)
CPI-U at termination	2.35% at termination	Receive	BNP Paribas	7/6/2020	USD	25,000	(1,529)
CPI-U at termination	2.42% at termination	Receive	Royal Bank of Scotland	6/30/2020	USD	75,000	(5,266)
CPI-U at termination	2.43% at termination	Receive	Royal Bank of Scotland	6/28/2020	USD	25,000	(1,776)
CPI-U at termination	2.44% at termination	Receive	Barclays Bank plc	5/15/2024	USD	18,000	(1,042)
CPI-U at termination	2.48% at termination	Receive	Citibank, NA	9/2/2024	USD	15,000	(948)
CPI-U at termination	2.48% at termination	Receive	Deutsche Bank AG	2/21/2024	USD	40,000	(2,451)
CPI-U at termination	2.48% at termination	Receive	Royal Bank of Scotland	3/17/2024	USD	7,000	(428)
CPI-U at termination	2.49% at termination	Receive	Citibank, NA	8/27/2024	USD	6,000	(389)
CPI-U at termination	2.50% at termination	Receive	Deutsche Bank AG	10/10/2044	USD	8,000	(644)
CPI-U at termination	2.50% at termination	Receive	Morgan Stanley	2/4/2024	USD	34,000	(2,161)
CPI-U at termination	2.53% at termination	Receive	Morgan Stanley	1/27/2024	USD	30,000	(1,996)
CPI-U at termination	2.67% at termination	Receive	Morgan Stanley	9/12/2044	USD	3,000	(402)
CPI-U at termination	2.70% at termination	Receive	Barclays Bank plc	9/3/2044	USD	5,000	(715)
CPI-U at termination	2.71% at termination	Receive	Deutsche Bank AG	2/25/2044	USD	5,000	(726)
CPI-U at termination	2.73% at termination	Receive	Royal Bank of Scotland	2/10/2044	USD	9,000	(1,377)

							(23,011)

							(19,873)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

Centrally Cleared Inflation-linked swap contracts outstanding as of October 31, 2018 (amounts in thousands):

FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	2.20% at termination	Receive	10/30/2023	USD	16,000	(13)
CPI-U at termination	2.25% at termination	Receive	10/26/2025	USD	3,000	(6)
CPI-U at termination	2.26% at termination	Receive	10/23/2023	USD	40,000	(142)
CPI-U at termination	2.26% at termination	Receive	10/25/2025	USD	8,000	(21)
CPI-U at termination	2.31% at termination	Receive	10/12/2023	USD	54,000	(346)
CPI-U at termination	2.32% at termination	Receive	10/10/2022	USD	72,000	(495)
CPI-U at termination	2.34% at termination	Receive	8/29/2028	USD	3,920	(35)
CPI-U at termination	2.34% at termination	Receive	9/21/2025	USD	57,000	(541)

						(1,599)

						(1,599)

There are no upfront payments (receipts) on the swap contracts listed above.

Summary of total swap contracts outstanding as of October 31, 2018 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)

Assets
OTC Inflation linked swaps outstanding	—	3,138

Total OTC swap contracts outstanding	—	3,138

Liabilities
OTC Inflation linked swaps outstanding	—	(23,011)

Total OTC swap contracts outstanding	—	(23,011)

Abbreviations

CPI-U	Consumer Price Index for All Urban Consumers
USD	United States Dollar

(a)	Value of floating rate index at October 31, 2018 was 2.53%.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2018

(Amounts in thousands, except per share amounts)

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$1,394,516	$1,004,912
Investments in affiliates, at value	6,144	25,260
Restricted cash for OTC derivatives	—	18,810
Cash	—	5,097
Deposits at broker for centrally cleared swaps	—	5,790
Receivables:
Investment securities sold	1,270	—
Fund shares sold	1,205	312
Interest and dividends from non-affiliates	788	12,810
Dividends from affiliates	31	42
Variation margin on centrally cleared swaps	—	871
Outstanding OTC swap contracts, at value	—	3,138

Total Assets	1,403,954	1,077,042

LIABILITIES:
Payables:
Due to custodian	1	—
Fund shares redeemed	1,315	1,778
Outstanding OTC swap contracts, at value	—	23,011
Accrued liabilities:
Investment advisory fees	423	265
Administration fees	87	39
Distribution fees	14	19
Service fees	143	39
Custodian and accounting fees	7	35
Collateral management fees	—	9
Other	82	172

Total Liabilities	2,072	25,367

Net Assets	$1,401,882	$1,051,675

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2018 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$721,415		$1,151,908
Total distributable earnings (loss) (a)	680,467		(100,233)

Total Net Assets	$1,401,882		$1,051,675

Net Assets:
Class A	$25,594		$33,051
Class C	12,197		18,315
Class I	1,364,073		411,760
Class R6	18		588,549

Total	$1,401,882		$1,051,675

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	764		3,595
Class C	368		1,998
Class I	40,509		44,698
Class R6	—	(b)	63,886

Net Asset Value (c):
Class A — Redemption price per share	$33.50		$9.19
Class C — Offering price per share (d)	33.17		9.17
Class I — Offering and redemption price per share	33.67		9.21
Class R6 — Offering and redemption price per share	33.68		9.21
Class A maximum sales charge	5.25%		3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$35.36		$9.55

Cost of investments in non-affiliates	$746,330		$983,873
Cost of investments in affiliates	6,144		25,260

(a)

Total distributable earnings has been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Amount rounds to less than one thousand.
(c)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(d)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2018

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$38,156
Interest income from affiliates	—	(a)	22
Dividend income from non-affiliates	21,068		—
Dividend income from affiliates	235		859

Total investment income	21,303		39,037

EXPENSES:
Investment advisory fees	5,105		4,258
Administration fees	1,183		987
Distribution fees:
Class A	62		107
Class C	78		168
Service fees:
Class A	62		107
Class C	26		56
Class I	3,558		916
Custodian and accounting fees	42		193
Interest expense to affiliates	2		—
Professional fees	73		111
Collateral management fees	—		38
Trustees’ and Chief Compliance Officer’s fees	30		29
Printing and mailing costs	80		36
Registration and filing fees	67		116
Transfer agency fees (See Note 2.G.)	21		18
Other	21		25

Total expenses	10,410		7,165

Less fees waived	(2,218)		(1,724)

Net expenses	8,192		5,441

Net investment income (loss)	13,111		33,596

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	41,045		4,192
Investments in affiliates	—		— (a)
Swaps	—		(33,351)

Net realized gain (loss)	41,045		(29,159)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	11,892		(49,280)
Swaps	—		45,082

Change in net unrealized appreciation/depreciation	11,892		(4,198)

Net realized/unrealized gains (losses)	52,937		(33,357)

Change in net assets resulting from operations	$66,048		$239

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,111	$11,776	$33,596	$39,807
Net realized gain (loss)	41,045	111,296	(29,159)	(39,823)
Change in net unrealized appreciation/depreciation	11,892	153,147	(4,198)	15,843

Change in net assets resulting from operations	66,048	276,219	239	15,827

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(1,582)	(722)	(1,075)	(1,281)
Class C	(623)	(269)	(453)	(568)
Class I	(97,554)	(56,491)	(10,240)	(26,332)
Class R6 (b)	—	—	(21,893)	(10,092)
Select Class (c)	—	(4,438)	—	(1,354)

Total distributions to shareholders	(99,759)	(61,920)	(33,661)	(39,627)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	161,596	(122,107)	(434,345)	7,487

NET ASSETS:
Change in net assets	127,885	92,192	(467,767)	(16,313)
Beginning of period	1,273,997	1,181,805	1,519,442	1,535,755

End of period	$1,401,882	$1,273,997	$1,051,675	$1,519,442

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
Class A
From net investment income	(106)	(1,281)
From net realized gains	(616)	—
Class C
From net investment income	(14)	(568)
From net realized gains	(255)	—
Class I
From net investment income	(11,635)	(26,332)
From net realized gains	(44,856)	—
Class R6
From net investment income	—	(10,092)
Select Class (c)
From net investment income	(548)	(1,354)
From net realized gains	(3,890)	—

(b)	Commencement of offering of class of shares effective October 1, 2018, for JPMorgan Tax Aware Equity Fund.
(c)

All remaining Select Class Shares exchanged into Institutional Class Shares and the Institutional Class Shares were then renamed to Class I shares on April 3, 2017. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,168	$8,130	$13,648	$29,920
Distributions reinvested	1,579	640	1,055	1,206
Cost of shares redeemed	(4,668)	(5,759)	(37,279)	(20,872)

Change in net assets resulting from Class A capital transactions	$6,079	$3,011	$(22,576)	$10,254

Class C
Proceeds from shares issued	$4,461	$3,150	$2,059	$2,832
Distributions reinvested	623	269	343	431
Cost of shares redeemed	(1,457)	(1,481)	(10,055)	(9,272)

Change in net assets resulting from Class C capital transactions	$3,627	$1,938	$(7,653)	$(6,009)

Class I
Proceeds from shares issued	$521,721	$238,226	$186,669	$489,275
Distributions reinvested	96,506	7,214	7,619	4,103
Cost of shares redeemed	(466,357)	(271,435)	(94,876)	(1,298,948)

Change in net assets resulting from Class I capital transactions	$151,870	$(25,995)	$99,412	$(805,570)

Class R6 (a)
Proceeds from shares issued	$20	$—	$507,822	$1,030,708
Distributions reinvested	—	—	21,804	2,900
Cost of shares redeemed	—	—	(1,033,154)	(112,873)

Change in net assets resulting from Class R6 capital transactions	$20	$—	$(503,528)	$920,735

Select Class (b)
Proceeds from shares issued	$—	$5,685	$—	$32,949
Distributions reinvested	—	1,453	—	606
Cost of shares redeemed	—	(108,199)	—	(145,478)

Change in net assets resulting from Select Class capital transactions	$—	$(101,061)	$—	$(111,923)

Total change in net assets resulting from capital transactions	$161,596	$(122,107)	$(434,345)	$7,487

(a)	Commencement of offering of class of shares effective October 1, 2018, for JPMorgan Tax Aware Equity Fund.
(b)

All remaining Select Class Shares exchanged into Institutional Class Shares and the Institutional Class Shares were then renamed to Class I Shares on April 3, 2017. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	267	254	1,453	3,148
Reinvested	47	22	113	127
Redeemed	(135)	(176)	(3,969)	(2,205)

Change in Class A Shares	179	100	(2,403)	1,070

Class C
Issued	128	102	220	299
Reinvested	19	9	37	46
Redeemed	(43)	(47)	(1,074)	(981)

Change in Class C Shares	104	64	(817)	(636)

Class I
Issued	15,116	7,540	19,848	51,422
Reinvested	2,888	239	812	432
Redeemed	(13,501)	(8,695)	(10,085)	(136,860)

Change in Class I Shares	4,503	(916)	10,575	(85,006)

Class R6 (a)
Issued	— (b)	—	53,787	108,487
Reinvested	—	—	2,323	305
Redeemed	—	—	(109,669)	(11,943)

Change in Class R6 Shares	— (b)	—	(53,559)	96,849

Select Class (c)
Issued	—	189	—	3,465
Reinvested	—	49	—	64
Redeemed	—	(3,474)	—	(15,291)

Change in Select Class Shares	—	(3,236)	—	(11,762)

(a)	Commencement of offering of class of shares effective October 1, 2018, for JPMorgan Tax Aware Equity Fund.
(b)	Amount rounds to less than one thousand.
(c)

All remaining Select Class Shares exchanged into Institutional Class Shares and the Institutional Class Shares were then renamed to Class I Shares on April 3, 2017. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Tax Aware Equity Fund
Class A
Year Ended October 31, 2018	$34.41	$0.17		$1.46	$1.63	$(0.18)	$(2.36)	$(2.54)
Year Ended October 31, 2017	28.82	0.17		6.87	7.04	(0.19)	(1.26)	(1.45)
Year Ended October 31, 2016	29.60	0.20		0.47	0.67	(0.22)	(1.23)	(1.45)
Year Ended October 31, 2015	29.01	0.20		1.41	1.61	(0.21)	(0.81)	(1.02)
Year Ended October 31, 2014	24.87	0.19		4.15	4.34	(0.20)	—	(0.20)

Class C
Year Ended October 31, 2018	34.13	—	(f)	1.44	1.44	(0.04)	(2.36)	(2.40)
Year Ended October 31, 2017	28.62	0.01		6.83	6.84	(0.07)	(1.26)	(1.33)
Year Ended October 31, 2016	29.43	0.06		0.46	0.52	(0.10)	(1.23)	(1.33)
Year Ended October 31, 2015	28.88	0.05		1.40	1.45	(0.09)	(0.81)	(0.90)
Year Ended October 31, 2014	24.78	0.06		4.12	4.18	(0.08)	—	(0.08)

Class I
Year Ended October 31, 2018	34.57	0.32		1.45	1.77	(0.31)	(2.36)	(2.67)
Year Ended October 31, 2017	28.94	0.31		6.91	7.22	(0.33)	(1.26)	(1.59)
Year Ended October 31, 2016	29.70	0.34		0.46	0.80	(0.33)	(1.23)	(1.56)
Year Ended October 31, 2015	29.10	0.34		1.39	1.73	(0.32)	(0.81)	(1.13)
Year Ended October 31, 2014	24.92	0.30		4.18	4.48	(0.30)	—	(0.30)

Class R6
October 1, 2018 (g) through October 31, 2018	37.04	0.01		(3.37)	(3.36)	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$33.50	4.83%	$25,594	0.96%	0.50%	0.96%	38%
34.41	25.25	20,140	0.99	0.53	0.99	28
28.82	2.47	13,971	1.03	0.71	1.03	41
29.60	5.71	12,164	0.99	0.70	0.99	59
29.01	17.50	10,667	0.96	0.71	0.96	59

33.17	4.31	12,197	1.46	(0.01)	1.47	38
34.13	24.65	8,988	1.48	0.04	1.48	28
28.62	1.95	5,729	1.52	0.21	1.52	41
29.43	5.18	4,680	1.50	0.16	1.50	59
28.88	16.92	2,700	1.46	0.21	1.46	59

33.67	5.26	1,364,073	0.55	0.91	0.70	38
34.57	25.82	1,244,869	0.55	0.99	0.65	28
28.94	2.94	1,068,546	0.55	1.19	0.56	41
29.70	6.16	1,265,581	0.55	1.16	0.55	59
29.10	18.04	1,293,555	0.55	1.10	0.56	59

33.68	(9.07)	18	0.44	0.31	0.48	38

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)
JPMorgan Tax Aware Real Return Fund
Class A
Year Ended October 31, 2018	$9.46	$0.23	$(0.26)	$(0.03)	$(0.24)	$9.19	(0.36)%
Year Ended October 31, 2017	9.59	0.23	(0.13)	0.10	(0.23)	9.46	1.12
Year Ended October 31, 2016	9.49	0.24	0.10	0.34	(0.24)	9.59	3.64
Year Ended October 31, 2015	10.01	0.25	(0.51)	(0.26)	(0.26)	9.49	(2.59)
Year Ended October 31, 2014	10.06	0.26	(0.04)	0.22	(0.27)	10.01	2.15

Class C
Year Ended October 31, 2018	9.43	0.18	(0.25)	(0.07)	(0.19)	9.17	(0.76)
Year Ended October 31, 2017	9.57	0.19	(0.14)	0.05	(0.19)	9.43	0.50
Year Ended October 31, 2016	9.47	0.18	0.10	0.28	(0.18)	9.57	2.98
Year Ended October 31, 2015	9.98	0.19	(0.50)	(0.31)	(0.20)	9.47	(3.16)
Year Ended October 31, 2014	10.03	0.19	(0.04)	0.15	(0.20)	9.98	1.48

Class I
Year Ended October 31, 2018	9.48	0.26	(0.27)	(0.01)	(0.26)	9.21	(0.10)
Year Ended October 31, 2017	9.61	0.26	(0.13)	0.13	(0.26)	9.48	1.35
Year Ended October 31, 2016	9.51	0.26	0.11	0.37	(0.27)	9.61	3.89
Year Ended October 31, 2015	10.03	0.27	(0.50)	(0.23)	(0.29)	9.51	(2.33)
Year Ended October 31, 2014	10.08	0.29	(0.05)	0.24	(0.29)	10.03	2.41

Class R6
Year Ended October 31, 2018	9.48	0.27	(0.27)	— (d)	(0.27)	9.21	0.00 (e)
Year Ended October 31, 2017	9.61	0.26	(0.12)	0.14	(0.27)	9.48	1.47
Year Ended October 31, 2016	9.51	0.27	0.11	0.38	(0.28)	9.61	3.99
Year Ended October 31, 2015	10.03	0.28	(0.50)	(0.22)	(0.30)	9.51	(2.24)
Year Ended October 31, 2014	10.08	0.30	(0.05)	0.25	(0.30)	10.03	2.52

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
(e)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
	Ratios to average net assets
Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$33,051	0.74%	2.47%	0.98%	30%
56,720	0.73	2.47	0.97	20
47,268	0.75	2.50	0.98	7
56,660	0.75	2.58	0.97	18
95,153	0.75	2.58	0.97	11

18,315	1.24	1.97	1.48	30
26,545	1.23	1.98	1.49	20
33,016	1.40	1.85	1.50	7
42,843	1.40	1.93	1.49	18
59,850	1.40	1.93	1.46	11

411,760	0.49	2.72	0.73	30
323,320	0.48	2.74	0.65	20
1,144,534	0.50	2.75	0.57	7
1,302,381	0.50	2.83	0.56	18
1,682,468	0.50	2.83	0.56	11

588,549	0.39	2.82	0.48	30
1,112,857	0.38	2.75	0.47	20
197,981	0.40	2.84	0.46	7
183,464	0.40	2.93	0.45	18
253,993	0.40	2.94	0.46	11

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified

JPMorgan Tax Aware Equity Fund	Class A, Class C, Class I and Class R6*	Diversified
JPMorgan Tax Aware Real Return Fund	Class A, Class C, Class I and Class R6	Diversified

*	Class R6 Shares commenced operations on October 1, 2018.

The investment objective of JPMorgan Tax Aware Equity Fund (“Tax Aware Equity Fund”) is to seek to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of JPMorgan Tax Aware Real Return Fund (“Tax Aware Real Return Fund”) is to seek to maximize after-tax inflation protected return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

36	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,400,660	$—	$—	$1,400,660

Tax Aware Real Return Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$25,260	$1,004,912	$—	$1,030,172

Appreciation in Other Financial Instruments
Swaps (c)	$—	$3,138	$—	$3,138

Depreciation in Other Financial Instruments
Swaps (c)	$—	$(24,610)	$—	$(24,610)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for state specifics of portfolio holdings.

(c)	All portfolio holdings designated as level 2 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2018.

B. Swaps — Tax Aware Real Return Fund engaged in inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”), that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G). These amounts are not reflected on the Fund’s

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

Statements of Assets and Liabilities and are disclosed in the table below. Tax Aware Real Return Fund’s swap contracts at net value and collateral posted or received by the counterparty as of October 31, 2018 are as follows (amounts in thousands):

Fund Counterparty		Value of derivative contracts	Collateral amount
BNP Paribas	Collateral Posted	$(1,213)	$1,030
Citibank, N.A.		(1,534)	1,550
Deutsche Bank AG		(3,087)	3,190
Morgan Stanley Capital Services		(4,482)	4,200
Royal Bank of Scotland		(9,482)	8,840

Inflation-Linked Swaps

Tax Aware Real Return Fund used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.

The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the year ended October 31, 2018 (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps)	Tax Aware Real Return Fund
Average Notional Balance — Pays Fixed Rate	$1,103,870
Ending Notional Balance — Pays Fixed Rate	980,520

C. Summary of Derivatives Information

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of October 31, 2018 (amounts in thousands):

Tax Aware Real Return Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$1,951	$(1,930)	$—	$21
BNP Paribas	316	(316)	—	—
Deutsche Bank AG	794	(794)	—	—
Morgan Stanley	77	(77)	—	—

	$3,138	$(3,117)	$—	$21

38	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted		Net Amount Due From Counterparty (Not less than zero)
Bank of America NA	$96	$—	$—		$96
Barclays Bank plc	1,930	(1,930)	—		—
BNP Paribas	1,529	(316)	(1,030)		183
Citibank, N.A.	1,534	—	(1,534	)(b)	—
Deutsche Bank AG	3,881	(794)	(3,087	)(b)	—
Morgan Stanley	4,559	(77)	(4,200)		282
Royal Bank of Scotland	9,482	—	(8,840)		642

	$23,011	$(3,117)	$(18,691)		$1,203

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.B. for actual swap collateral received or posted.

The Fund’s derivatives contracts held at October 31, 2018 are not accounted for as hedging instruments under GAAP.

D. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N. A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level a of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the period October 5, 2018 through October 31, 2018.

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

Tax Aware Equity Fund

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (a) (b)	$8,544	$344,596	$346,996	$—	$—	$6,144	6,144	$235	$—

Tax Aware Real Return Fund

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.51% (a) (b)	$—	$135,355	$110,095	$—	(c)	$—	$25,260	25,260	$211	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	75,282	641,615	716,897	—		—	—	—	648	—

Total	$75,282	$776,970	$826,992	$—	(c)	$—	$25,260		$859	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2018.
(c)	Amount rounds to less than one thousand.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency and sub-transfer agency fees charged to each class of the Funds for the year ended October 31, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6	Total
Tax Aware Equity Fund
Transfer agency fees	$2	$2	$17	$—	$21
Tax Aware Real Return Fund
Transfer agency fees	3	2	5	8	18

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

40	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

I. Distributions to Shareholders — Tax Aware Equity Fund generally declares and pays distributions from net investment income quarterly. Tax Aware Real Return Fund generally declares and pays distributions from net investment income monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income		Accumulated net realized gains (losses)
Tax Aware Equity Fund	$5,140	$—	(a)	$(5,140)
Tax Aware Real Return Fund	(2,850)	—		2,850

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to tax equalization and expiring capital loss carryforwards.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Tax Aware Equity Fund	$18	$—
Tax Aware Real Return Fund	3	—

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Tax Aware Equity Fund	0.25%	0.25%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6
Tax Aware Equity Fund	1.05%	1.55%	0.55%	0.44	%*
Tax Aware Real Return Fund	0.75	1.25	0.50	0.40

*	The contractual expense limitation for Class R6 Shares of the Tax Aware Equity was in effect for the year ended October 31, 2018 and is in place until at least September 30, 2019.

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2018 and are in place until at least February 28, 2019.

For the year ended October 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total
Tax Aware Equity Fund	$25	$17	$2,147	$2,189
Tax Aware Real Return Fund	562	375	652	1,589

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2018 were as follows (amounts in thousands):

Tax Aware Equity Fund	$29
Tax Aware Real Return Fund	135

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

42	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2018, the Tax Aware Real Return Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$619,254	$539,724
Tax Aware Real Return Fund	345,668	720,646

During the year ended October 31, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$756,965	$654,967	$11,272	$643,695
Tax Aware Real Return Fund	1,009,133	28,749	29,182	(433)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2018 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Tax Aware Equity Fund	$12,960	$—	$86,799	$99,759
Tax Aware Real Return Fund	769	32,892	—	33,661

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2017 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Tax Aware Equity Fund	$12,290	$—	$49,630	$61,920
Tax Aware Real Return Fund	551	39,076	—	39,627

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

As of October 31, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Tax Exempt Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$996	$—	$35,835	$643,695
Tax Aware Real Return Fund	—	305	(100,045)	(433)

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals and trustee deferred compensation.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2018, the following Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

2019
Tax Aware Real Return Fund	$124

At October 31, 2018, the following Fund had post-enactment net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

As of October 31, 2018, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$99,921	$—

During the year ended October 31, 2018, the following Fund had expired capital loss carryforwards as follows (amounts in thousands):

2018
Tax Aware Real Return Fund	$2,850

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2018. Average borrowings from the Facility during the year ended October 31, 2018, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Tax Aware Equity Fund	$7,855	2.73%	4	$2

The Trust along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the

44	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

$25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended October 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2018, the Funds had omnibus accounts which owed more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Tax Aware Equity Fund	3	64.5%	1	21.6%
Tax Aware Real Return Fund	4	52.9	3	21.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Tax Aware Real Return Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates and may continue to do so, the Funds may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

December 21, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

46	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	136	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	136	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher* (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	136	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	136	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington** (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (serving in various roles 1984-2012).	136	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	136	None

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	47

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner*** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	136	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	136	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	136	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	136	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	136	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	136	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	136	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

48	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (serving in various roles 1968-1998).	136	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (136 funds).

*	Ms. Gallagher became a Trustee effective November 1, 2018.

**

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

***

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	49

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

50	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2018, and continued to hold your shares at the end of the reporting period, October 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Tax Aware Equity Fund
Class A
Actual*	$1,000.00	$1,021.30	$4.89	0.96%
Hypothetical*	1,000.00	1,020.37	4.89	0.96
Class C
Actual*	1,000.00	1,018.70	7.48	1.47
Hypothetical*	1,000.00	1,017.80	7.48	1.47
Class I
Actual*	1,000.00	1,023.20	2.80	0.55
Hypothetical*	1,000.00	1,022.43	2.80	0.55
Class R6
Actual**	1,000.00	909.30	0.35	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44

JPMorgan Tax Aware Real Return Fund
Class A
Actual*	1,000.00	996.20	3.72	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Class C
Actual*	1,000.00	993.60	6.23	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class I
Actual*	1,000.00	997.50	2.47	0.49
Hypothetical*	1,000.00	1,022.74	2.50	0.49
Class R6
Actual*	1,000.00	998.00	1.96	0.39
Hypothetical*	1,000.00	1,023.24	1.99	0.39

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 30/365 (to reflect the actual period). Commencement of operations was October 1, 2018.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	51

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. (together, “Broadridge/Lipper”), independent providers of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds, as well as a risk/return assessment of the Tax Aware Real Return Fund, as compared to the Fund’s objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

52	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. For the Tax Aware Real Return Fund, the Trustees and Adviser determined that the Peer Group and/or Universe were less meaningful and the independent consultant prepared an analysis of the Fund across various risk and return metrics including tracking error, volatility, total/excess return versus various indices and customized peer groups of funds with similar portfolio objectives (as selected by the independent consultant). The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s performance for Class A shares was in the first quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2017, and in the second, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that performance for the Class I shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Tax Aware Real Return Fund’s performance for both Class A and Class I shares was in the fifth quintile for each of the one-, three-, and five-year periods ended December 31, 2017, based upon the Peer Group, and in the fifth, fourth and fifth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s net advisory fee and the actual total expenses for Class A shares were in the first and second quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Tax Aware Real Return Fund’s net advisory fee for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

54	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2018

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

The Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2018:

Dividends Received Deduction
JPMorgan Tax Aware Equity Fund	100.00%

Long Term Capital Gain

The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2018 (amounts in thousands):

Long-Term Capital Gain
JPMorgan Tax Aware Equity Fund	$91,939

Qualified Dividend Income (QDI)

The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2018 (amounts in thousands):

Qualified Dividend Income
JPMorgan Tax Aware Equity Fund	$12,960

Tax-Exempt Income

The Fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended October 31, 2018:

Exempt Distributions Paid
JPMorgan Tax Aware Real Return Fund	$32,891

OCTOBER 31, 2018	J.P. MORGAN TAX AWARE FUNDS	55

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. October 2018.	AN-TA-1018

Annual Report

J.P. Morgan SMA Funds

October 31, 2018

JPMorgan Tax Aware Real Return SMA Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 30, 2018 (Unaudited)

Dear Shareholders,

While the global economic expansion continued, it also became less balanced as European economies slowed and several large emerging market nations struggled with rising interest rates, global trade tensions and/or political uncertainty.

“Record high corporate earnings and continued low inflation provided support for U.S. equity prices, but global financial markets experienced increased volatility throughout 2018 as equity and bond prices slumped in both developed and emerging markets.”

U.S. growth largely outpaced other developed markets during the twelve months ended October 31, 2018 and the synchronized growth that characterized the global economy in 2017 had largely dissipated by the end of the period. Record high corporate earnings and continued low inflation provided support for U.S. equity prices, but global financial markets experienced increased volatility throughout 2018 as equity and bond prices slumped in both developed and emerging markets.

The current U.S. economic expansion became the second longest on record in May 2018 and in July 2018 entered its ninth year. Gross domestic product (GDP) in the U.S. rose an estimated 3.5% for the third quarter of 2018, following a strong showing of 4.2% growth in the second quarter. Already-low unemployment in the U.S. fell to 3.7% in the final two months of the reporting period — a level not seen since the late 1960s — and wage growth jumped 3.2% for production and nonsupervisory workers in October to its highest level since 2009. This helped drive U.S. consumer confidence to its highest levels in 18 years.

Against this backdrop, the U.S. Federal Reserve (the “Fed”) raised interest rates four times during the reporting period and indicated it would raise rates once more by the end of 2018. Importantly, inflation remained subdued throughout the reporting period, which allowed the Fed to provide investors with a relatively steady and predictable path toward higher interest rates.

Across Europe, economic growth slowed during the reporting period, pinched by trade tensions with the U.S. and political uncertainty within the European Union (EU). The 19-nation euro area’s GDP growth reached 2.7% in the fourth quarter of 2017, then slowed in subsequent quarters and fell to an estimated 1.6% in the third quarter of 2018. Unusually cold weather and labor unrest in France and Germany in early 2018 were initially blamed for slowing growth, but subsequent data pointed to a drop in export growth in the EU.

The impending U.K. “Brexit” from the EU — with or without a bilateral agreement — also weighed on investor and business sentiment. While negotiations continued between the U.K. and the EU, disagreement over U.K. Prime Minister Theresa May’s draft agreement led to a rift within her Conservative Party subsequent to the end of the reporting period. The March 2018 election of a “euro-sceptic” populist government in Italy also added to uncertainty across Europe.

While rising global energy prices helped oil exporting nations, those emerging market nations that are most reliant on foreign debt financing were hurt by rising borrowing costs and a stronger U.S. dollar. Argentina, Brazil, Turkey, South Africa and Indonesia their currencies as investors pulled capital out of those markets. While China’s economy continued to grow, policy curbs on domestic credit growth early in the reporting period and rising trade tariffs between China and the U.S. in the latter portion of the reporting period were believed to have weighed on China’s economy.

Overall, financial markets outside the U.S. suffered from increased volatility and capital outflows, particularly in the latter part of the reporting period. The MSCI Emerging Markets Index returned -12.2% and the MSCI EAFE Index of non-U.S. developed market equity returned -6.4%. The S&P 500 Index returned 7.35%. Bond markets also underperformed U.S. equity and the Bloomberg Barclays Emerging Markets Debt Index returned -3.39% and the Bloomberg Barclays U.S. Aggregate Index returned -2.05%.

In October 2018, the International Monetary Fund revised downward its forecast for global economic growth to 3.7% for both 2018 and 2019. The organization noted that as the global expansion has continued, the risks from rising trade barriers, higher borrowing costs, elevated petroleum prices and geo-political factors have increased while the potential for positive surprises has receded. Meanwhile, global unemployment continued to shrink through the end of October 2018 and corporate profits, particularly in the U.S., remained elevated.

We believe that among the best tools for navigating the current market environment are a well-diversified investment portfolio and a long term view. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2018	J.P. MORGAN SMA FUNDS	1

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	0.22%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	(0.53)%
Composite Benchmark**	0.32%

Net Assets as of 10/31/2018 (In Thousands)	$9,181

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return SMA Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s shares had a positive absolute return and outperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Index”) but underperformed the Composite Benchmark for the twelve months ended October 31, 2018.

The Fund’s hedge against inflation, which was implemented through the use of swaps contracts, made a positive contribution to absolute performance and to performance relative to the Index. During the reporting period, the two, five, ten and thirty year Barclays inflation swap indexes returned 0.54%, 0.85%, 1.15% and 3.48%, respectively. Swaps contract returns were pulled higher by a 20% increase in oil prices during the reporting period.

Relative to the Index, the Fund’s underweight positions in state general obligation bonds and transportation bonds were leading contributors to performance.

The Fund’s underweight positions in pre-refunded bonds and in industrial development revenue/pollution control revenue bonds detracted from relative performance. During the reporting period, lower quality bonds generally outperformed higher quality bonds and the Fund’s overweight position in bonds rated AA and higher and its underweight position in bonds rated A and BBB detracted from relative performance.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero coupon inflation-linked swaps (“inflation swaps”) to purchase protection against inflation along the yield curve.

During the reporting period, the Fund’s portfolio managers increased the hedge ratio to cover 98% of the value of the Fund’s underlying assets from 97% at the start of the reporting period.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation swaps in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

2	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2018

PORTFOLIO COMPOSITION****
Municipal Bonds	94.9%
Short-Term Investments	5.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The return of the Fund’s Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN SMA FUNDS	3

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
JPMorgan Tax Aware Real Return SMA Fund	May 31, 2007
Before Taxes		0.22%	1.19%	3.18%
After Taxes on Distributions		0.08	1.14	3.15
After Taxes on Distributions and Sale of Fund Shares		1.16	1.54	3.15

TEN YEAR PERFORMANCE (10/31/08 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from October 31, 2008 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2018

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 92.5% (a)
California — 5.8%
Education — 1.1%
Golden West Schools Financing Authority Series A, Rev., NATL, 5.80%, 2/1/2020	75	78
Golden West Schools Financing Authority, Beverly Hills Unified School District Rev., NATL, 5.25%, 8/1/2023	25	29

		107

General Obligation — 0.9%
Coast Community College District Series A, GO, 4.00%, 8/1/2022	75	81

Utility — 3.8%
City of Los Angeles, Department of Water & Power, Power System Series B, Rev., 5.00%, 7/1/2029	300	348

Total California		536

Colorado — 1.6%
Hospital — 1.6%
Colorado Health Facilities Authority Hospital, Valley View Hospital Association Project Series 2018, Rev., 2.80%, 5/15/2023 (b)	150	148

Connecticut — 1.2%
Water & Sewer — 1.2%
City of Stamford, Water Pollution Control System & Facility Series A, Rev., 6.00%, 8/15/2022	100	114

Florida — 3.6%
General Obligation — 2.9%
Florida State Board of Education, Public Education Capital Outlay Series D, GO, 5.00%, 6/1/2025	250	268

Other Revenue — 0.7%
County of Miami, Special Obligation Series B, Rev., 5.00%, 10/1/2023	60	66

Total Florida		334

Georgia — 7.7%
Utility — 3.8%
Main Street Natural Gas Inc., Georgia Gas Project Series A, Rev., 5.50%, 9/15/2028	300	346

Water & Sewer — 3.9%
County of DeKalb, Water & Sewerage Series B, Rev., 5.25%, 10/1/2026	250	296
Jackson County Water & Sewer Authority Series A, Rev., XLCA, 5.25%, 9/1/2021	60	64

		360

Total Georgia		706

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — 2.0%
General Obligation — 0.7%
City of Chicago Series A, GO, AGM, 5.50%, 1/1/2019	60	60

Transportation — 1.3%
Regional Transportation Authority, Du Page Cook & Will Counties Series 2016-A, Rev., 5.00%, 6/1/2025	110	124

Total Illinois		184

Indiana — 1.2%
Education — 1.2%
Purdue University, Student Fee Series U, Rev., 5.25%, 7/1/2021	100	108

Louisiana — 0.3%
Water & Sewer — 0.3%
Tangipahoa Water District Series A, Rev., AGM, 3.00%, 11/1/2018	25	25

Maryland — 3.5%
General Obligation — 0.9%
State of Maryland, State and Local Facilities Loan Series A, GO, 5.00%, 3/15/2024	75	85

Utility — 2.6%
County of Anne Arundel, National Business Park-North Project Series 2018, 5.00%, 7/1/2028	200	236

Total Maryland		321

Massachusetts — 6.2%
Education — 0.6%
Massachusetts Development Finance Agency, Emerson College Issue Rev., 5.00%, 1/1/2037	50	53

General Obligation — 0.6%
Commonwealth of Massachusetts Series A, GO, 5.00%, 1/1/2033	50	57

Transportation — 5.0%
Massachusetts Bay Transportation Authority
Series B, Rev., 5.25%, 7/1/2023	250	282
Series A, Rev., 5.25%, 7/1/2027	150	179

		461

Total Massachusetts		571

Missouri — 0.5%
General Obligation — 0.5%
North Kansas City School District No. 74 Series A, GO, 5.00%, 3/1/2023	40	44

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN SMA FUNDS	5

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Nevada — 2.5%
Water & Sewer — 2.5%
Truckee Meadows Water Authority Rev., 5.00%, 7/1/2031	200	226

New Jersey — 5.9%
Other Revenue — 2.5%
Tobacco Settlement Financing Corp. Series A, Rev., 5.00%, 6/1/2027	200	228

Transportation — 3.4%
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Series 2018-A, Rev., 5.00%, 6/15/2030	150	163
New Jersey Transportation Trust Fund Authority, Transportation System
Series A, Rev., 5.25%, 12/15/2020	80	84
Series A, Rev., 5.50%, 12/15/2021	60	64

		311

Total New Jersey		539

New Mexico — 5.2%
Other Revenue — 2.3%
New Mexico Finance Authority, Senior Lien Public Project Series C, Rev., 5.00%, 6/1/2022	200	214

Transportation — 2.9%
New Mexico Finance Authority, State Transportation, Senior Lien Series B, Rev., 5.00%, 6/15/2024	250	261

Total New Mexico		475

New York — 8.5%
General Obligation — 0.2%
County of Tompkins, Public Improvement Series A, GO, 4.00%, 3/1/2021	20	21

Other Revenue — 1.2%
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2009 Series S-5, Rev., 5.00%, 1/15/2019	110	110

Prerefunded — 4.1%
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels Series A, Rev., 5.00%, 1/1/2022 (c)	345	375

Special Tax — 1.8%
New York State Dormitory Authority, State Personal Income Tax, General Purpose Series C, Rev., 5.00%, 3/15/2033	150	165

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 1.2%
New York State Transportation Development Corp. Rev., AMT, 5.00%, 1/1/2034	100	108

Total New York		779

Ohio — 3.0%
Prerefunded — 3.0%
City of Columbus Series 1, GO, 5.00%, 7/1/2023 (c)	250	279

Oregon — 2.8%
General Obligation — 2.8%
Clackamas County School District No. 7J, Lake Oswego GO, AGM, 5.25%, 6/1/2025	215	252

Pennsylvania — 5.0%
General Obligation — 1.1%
Central Bucks School District
Series A, GO, 4.50%, 5/15/2021 (c)	80	84
Series A, GO, 5.00%, 5/15/2023	15	16

		100

Other Revenue — 3.9%
Commonwealth Financing Authority, Tobacco Master Settlement Payment Series 2018, Rev., AGM, 4.00%, 6/1/2039	370	363

Total Pennsylvania		463

South Carolina — 3.7%
General Obligation — 3.7%
County of Charleston, Transportation Sales Tax GO, 5.00%, 11/1/2023	15	17
State of South Carolina Series C, GO, 5.00%, 3/1/2022	300	319

Total South Carolina		336

Texas — 12.3%
Education — 3.6%
Harris County Cultural Education Facilities Finance Corp., Methodist Hospital System Series B, Rev., 5.50%, 12/1/2018	30	30
Permanent University Fund — University of Texas System Series B, Rev., 5.25%, 7/1/2028	250	300

		330

General Obligation — 0.9%
City of Leander GO, 4.00%, 8/15/2036	35	36
County of Harris, Addicks Utility District GO, 3.00%, 9/1/2020	50	50

		86

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Prerefunded — 4.2%
City of Houston, Combined Utility System, First Lien Series D, Rev., 5.00%, 11/15/2021 (c)	355	383

Transportation — 0.1%
Dallas-Fort Worth International Airport, Joint Improvement Series G, Rev., 5.00%, 11/1/2018	10	10

Utility — 3.1%
Texas Municipal Gas Acquisition & Supply Corp. Series D, Rev., 6.25%, 12/15/2026	250	285

Water & Sewer — 0.4%
North Texas Municipal Water District, Water System Rev., 5.25%, 9/1/2020	30	32

Total Texas		1,126

Virginia — 3.7%
Education — 0.6%
Virginia College Building Authority, 21st Century College & Equipment Programs, Educational Facilities Series E-2, Rev., 5.00%, 2/1/2023	50	55

Utility — 3.1%
City of Richmond, Public Utility Revenue Series A, Rev., 5.00%, 1/15/2025	250	286

Total Virginia		341

Washington — 3.6%
Certificate of Participation/Lease — 1.9%
State Of Washington, State and Local Agency Real And Personal Property Series 2015-C, COP, 5.00%, 1/1/2026	150	172

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 1.7%
Central Puget Sound Regional Transportation Authority, Sales Tax & Motor Vehicle Excise Tax Series P-1, Rev., 5.00%, 2/1/2025	150	162

Total Washington		334

West Virginia — 2.7%
Utility — 2.7%
West Virginia Economic Development Authority Solid Waste Disposal Facilities, Appalachian Power Company — Amos Project Series 2009-B, Rev., 2.62%, 6/1/2022 (b)	250	248

Total Municipal Bonds (Cost $8,372)		8,489

	SHARES (000)
Short-Term Investments — 4.9%
Investment Companies — 4.9%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.51% (d)(e) (Cost $452)	452	452

Total Investments — 97.4% (Cost $8,824)		8,941
Other Assets Less Liabilities — 2.6%		240

NET ASSETS — 100.0%		9,181

Percentages indicated are based on net assets.

Abbreviations AGM
Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
COP	Certificate of Participation
GO	General Obligation
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
Rev.	Revenue
XLCA	Insured by XL Capital Assurance

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of October 31, 2018.
(c)	Security is prerefunded or escrowed to maturity.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN SMA FUNDS	7

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

Over the Counter (“OTC”) Inflation-linked swap contracts outstanding as of October 31, 2018: (amounts in thousands)
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	2.04% at termination	Receive	BNP Paribas	11/16/2022	USD 1,000	9
CPI-U at termination	2.08% at termination	Receive	BNP Paribas	12/19/2024	USD 1,000	10

						19

CPI-U at termination	2.17% at termination	Receive	BNP Paribas	4/4/2024	USD 600	— (b)
CPI-U at termination	2.24% at termination	Receive	Barclays Bank plc	2/6/2023	USD 400	(1)
CPI-U at termination	2.26% at termination	Receive	BNP Paribas	4/6/2025	USD 343	(1)
CPI-U at termination	2.28% at termination	Receive	Union Bank of Switzerland AG	3/16/2027	USD 700	(4)
CPI-U at termination	2.31% at termination	Receive	Barclays Bank plc	2/21/2028	USD 250	(1)
CPI-U at termination	2.62% at termination	Receive	Royal Bank of Scotland	6/28/2025	USD 1,000	(112)
CPI-U at termination	2.72% at termination	Receive	BNP Paribas	4/1/2021	USD 815	(84)

						(203)

						(184)

Centrally Cleared Inflation-linked swap contracts outstanding as of October 31, 2018: (amounts in thousands)
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	2.20% at termination	Receive	10/30/2023	USD 140	— (b)
CPI-U at termination	2.25% at termination	Receive	10/26/2025	USD 195	— (b)
CPI-U at termination	2.26% at termination	Receive	10/23/2023	USD 650	(2)
CPI-U at termination	2.26% at termination	Receive	10/25/2025	USD 70	— (b)
CPI-U at termination	2.31% at termination	Receive	10/12/2023	USD 700	(4)
CPI-U at termination	2.34% at termination	Receive	8/29/2028	USD 80	(1)
CPI-U at termination	2.34% at termination	Receive	9/21/2025	USD 500	(5)

					(12)

There are no upfront payments (receipts) on the swap contracts listed above.

Summary of total swap contracts outstanding as of October 31, 2018: (amounts in thousands)
	Net Upfront Payments (Receipts) ($)	Value ($)
Assets
OTC Inflation linked swaps outstanding	—	19

Total OTC swap contracts outstanding	—	19

Liabilities
OTC Inflation linked swaps outstanding	—	(203)

Total OTC swap contracts outstanding	—	(203)

Abbreviations
CPI-U	Consumer Price Index for All Urban Consumers
USD	United States Dollar
(a)	Value of floating rate index at October 31, 2018 was 2.53%.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2018

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2018

(Amounts in thousands, except per share amounts)

JPMorgan Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$8,489
Investments in affiliates, at value	452
Restricted cash for OTC derivatives	420
Cash	2
Deposits at broker for centrally cleared swaps	45
Receivables:
Interest and dividends from non-affiliates	122
Dividends from affiliates	1
Outstanding OTC swap contracts, at value	19
Due from adviser	23
Other assets	3

Total Assets	9,576

LIABILITIES:
Payables:
Investment securities purchased	35
Investment securities purchased — delayed delivery securities	51
Variation margin on centrally cleared swaps	2
Outstanding OTC swap contracts, at value	203
Accrued liabilities:
Custodian and accounting fees	10
Collateral management fees	9
Audit fees	82
Other	3

Total Liabilities	395

Net Assets	$9,181

NET ASSETS:
Paid-in-Capital	$9,945
Total distributable earnings (loss) (a)	(764)

Total Net Assets	$9,181

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	946
Net asset value, offering and redemption price per share (b)	$9.71

Cost of investments in non-affiliates	$8,372
Cost of investments in affiliates	452

(a)

Total distributable earnings has been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN SMA FUNDS	9

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2018

(Amounts in thousands)

JPMorgan Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$264
Interest income from affiliates	2
Dividend income from affiliates	6

Total investment income	272

EXPENSES:
Administration fees	8
Custodian and accounting fees	43
Professional fees	84
Collateral management fees	35
Trustees’ and Chief Compliance Officer’s fees	24
Printing and mailing costs	6
Registration and filing fees	15
Transfer agency fees	2
Other	4

Total expenses	221

Less fees waived	(8)
Less expense reimbursements	(213)

Net expenses	—

Net investment income (loss)	272

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(41)
Swaps	(391)

Net realized gain (loss)	(432)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(301)
Swaps	486

Change in net unrealized appreciation/depreciation	185

Net realized/unrealized gains (losses)	(247)

Change in net assets resulting from operations	$25

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Tax Aware Real Return SMA Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$272	$266
Net realized gain (loss)	(432)	(105)
Change in net unrealized appreciation/depreciation	185	40

Change in net assets resulting from operations	25	201

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Total distributions to shareholders	(277)	(267)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	1,144	3,674
Cost of shares redeemed	(1,667)	(3,849)

Change in net assets resulting from capital transactions	(523)	(175)

NET ASSETS:
Change in net assets	(775)	(241)
Beginning of period	9,956	10,197

End of period	$9,181	$9,956

SHARE TRANSACTIONS:
Issued	116	369
Redeemed	(168)	(386)

Change in Shares	(52)	(17)

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balance was as follows:

From net investment income	(267)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN SMA FUNDS	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Tax Aware Real Return SMA Fund
Year Ended October 31, 2018	$9.97	$0.28	(d)	$(0.26)	$0.02	$(0.28)
Year Ended October 31, 2017	10.04	0.26	(d)	(0.07)	0.19	(0.26)
Year Ended October 31, 2016	9.95	0.28	(d)	0.09	0.37	(0.28)
Year Ended October 31, 2015	10.52	0.31	(d)	(0.55)	(0.24)	(0.33)
Year Ended October 31, 2014	10.58	0.30		(0.05)	0.25	(0.31)

(a)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)

The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers, some of which are unaffiliated with the Fund and the Investment Adviser. Participants in these programs pay a fee to the sponsor of the program.

(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000’s)	Net expenses (b)(c)		Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$9.71	0.22%	$9,181	—%		2.78%	2.27%	40%
9.97	1.94	9,956	—	(e)	2.59	2.05	23
10.04	3.80	10,197	—		2.82	1.97	32
9.95	(2.27)	11,083	—		3.07	1.01	—	(e)
10.52	2.38	20,947	—		2.85	0.78	6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN SMA FUNDS	13

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Diversified/Non-Diversified
JPMorgan Tax Aware Real Return SMA Fund	Diversified

The investment objective of the Fund is to seek to maximize after-tax inflation protected return.

Shares of the Fund may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), serves as the investment adviser, sub-adviser or model portfolio provider for the account with the separately managed account sponsor or directly with the client. The Fund’s shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value (“NAV”) per share as of the report date.

Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2018

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$452	$8,489	$—	$8,941

Appreciation in Other Financial Instruments
Swaps (b)	$—	$19	$—	$19

Depreciation in Other Financial Instruments
Swaps (b)	$—	$(215)	$—	$(215)

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for state specifics of portfolio holdings.

(b)	All portfolio holdings designated as level 2 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

B. Securities Lending — Effective October 5, 2018, the Fund became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N. A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e. a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level a of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities). The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI.

The Fund bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the period October 5, 2018 through October 31, 2018.

C. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the

OCTOBER 31, 2018	J.P. MORGAN SMA FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.51%(a)(b)	$—	$1,520	$1,068	$—	$—	$452	452	$1	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	1,102	2,800	3,902	—	—	—	—	5	—

Total	$1,102	$4,320	$4,970	$—	$—	$452		$6	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2018.

D. Swaps — The Fund engaged in inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index while the other is a pre-determined fixed interest rate. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”), that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund may be required to post or receive collateral for OTC swaps.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the year ended October 31, 2018 (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed rate	$8,580
Ending Notional Balance — Pays Fixed Rate	8,443

16	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2018

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties cash collateral posted by the Fund is invested in an affiliated money market fund. Otherwise the cash collateral is included on the Statement of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.). These amounts are not reflected on the Fund’s Statement of Assets and Liabilities and are disclosed in the table below.

The Fund’s derivative contracts collateral requirements and collateral posted or received by counterparty as of October 31, 2018 are as follows (amounts in thousands):

	Fund Counterparty	Value of derivative contracts	Collateral amount
Collateral Posted	BNP Paribas	$(66)	$160
	Royal Bank of Scotland	(112)	260

E. Summary of Derivatives Information

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of October 31, 2018 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
BNP Paribas	$19	$(19)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (Not less than zero)
Barclays Bank plc	$2	$—	$—		$2
BNP Paribas	85	(19)	(66	)(b)	—
Royal Bank of Scotland	112	—	(112	)(b)	—
Union Bank of Switzerland AG	4	—	—		4

	$203	$(19)	$(178)		$6

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.D. for actual swap collateral received or posted.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

OCTOBER 31, 2018	J.P. MORGAN SMA FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2018, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared daily and paid monthly for the Fund. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(9)	$—	$9

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser does not charge an advisory fee to the Fund. It should be understood, however, that the Fund is an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Adviser is compensated by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2018, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMCB serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. JPMDS receives no compensation in its capacity as the Fund’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amount paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian may be reduced by credits earned, by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) are borne by the Fund pursuant to contractual arrangements with the Adviser through February 28, 2019.

18	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2018

For the year ended October 31, 2018, the Fund’s Adviser and the Administrator waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers	Contractual Reimbursements
$8	$213

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of these waivers/reimbursements resulting from investments in these money market funds for the year ended October 31, 2018 was less than $1,000.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statement of Operations.

G. Other — The Fund may invest in affiliated J.P. Morgan money market funds. The Fund’s Adviser and its affiliates provide services to and receive fees from the J.P. Morgan money market funds; therefore, the Adviser and its affiliates may indirectly receive fees, including advisory fees, from the Fund.

Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the year ended October 31, 2018, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$3,870	$3,543

During the year ended October 31, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2018 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$8,824	$196	$275	$(79)

The tax character of distributions paid during the year ended October 31, 2018 was as follows (amounts in thousands):

Ordinary Income*	Tax Exempt Distributions	Total Distributions Paid
$14	$263	$277

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

OCTOBER 31, 2018	J.P. MORGAN SMA FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

The tax character of distributions paid during the year ended October 31, 2017 was as follows (amounts in thousands):

Ordinary Income*	Total Exempt Distributions	Total Distributions Paid
$8	$259	$267

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Tax Exempt Income	Current Distributable Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
$—	$8	$(678)	$(79)

The cumulative timing differences primarily consist of trustee deferred compensation.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2018, the Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

2019	Total
$4	$4

At October 31, 2018, the Fund had post-enactment net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$667	$7

As of October 31, 2018, the Fund had expired capital loss carryforwards as follows (amounts in thousands):

2018
$9

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the

20	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2018

$25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended October 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2018, the Fund had a shareholder, which was an account maintained by a separately managed account sponsor on behalf of its clients, that owned 100.0% of the Fund’s outstanding shares. Significant shareholder transactions by this shareholder may impact the Fund’s performance.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operation.

OCTOBER 31, 2018	J.P. MORGAN SMA FUNDS	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Tax Aware Real Return SMA Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Tax Aware Real Return SMA Fund (one of the funds constituting JPMorgan Trust I, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 21, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

22	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2018

TRUSTEES

(Unaudited)

The Fund Statement of Additional Information includes additional information about the Fund Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	136	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	136	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher* (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	136	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	136	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington** (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (serving in various roles 1984-2012).	136	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	136	None

OCTOBER 31, 2018	J.P. MORGAN SMA FUNDS	23

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner*** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	136	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	136	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	136	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	136	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	136	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	136	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	136	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

24	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2018

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (serving in various roles 1968-1998).	136	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (136 funds).

*	Ms. Gallagher became a Trustee effective November 1, 2018.

**

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

***

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2018	J.P. MORGAN SMA FUNDS	25

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015–present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

26	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, May 1, 2018, and continued to hold your shares at the end of the reporting period, October 31, 2018.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Period†*	Annualized Expense Ratio
JPMorgan Tax Aware Real Return SMA Fund
Actual	$1,000.00	$999.00	$0.00	0.00%
Hypothetical	1,000.00	1,025.21	0.00	0.00

†

Reflects the fact that no fees or expenses are borne by the Fund. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund and the Adviser. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2018	J.P. MORGAN SMA FUNDS	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together “Broadridge/Lipper”). Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the overall arrangement between the Fund and the Adviser, as provided in the Advisory Agreement, was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

28	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2018

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees noted that there was no advisory fee charged to the Fund. The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that the Adviser did not earn fees from the Fund for providing administrative services due to contractual waivers it has in place. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. In addition, the Trustees considered that the Adviser receives fees from sponsors of, and/or investors in, separately managed accounts that are invested in the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that there was not an investment advisory fee charged to the Fund. The Trustees also considered that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has added or enhanced services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the Advisory Agreement or management fees including administrative fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and/or Universe. As part of this

OCTOBER 31, 2018	J.P. MORGAN SMA FUNDS	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:

The Trustees noted that, based upon the Universe, the Fund’s performance was in the fifth, third and fifth quintiles for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser, and based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Fund is not charged a separate investment advisory fee by the Adviser because the Fund is offered as a component of the SMA Strategy to participants in separately managed account programs that hold both the Fund and other securities and investments directly for the SMA clients. The Adviser is compensated by the separately managed account sponsors.

The Trustees considered the Fund’s contractual advisory fee rate and administration fee rate and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee (which is 0.00%) and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the Fee Caps currently in place for the Fund and considered the expenses of the Fund after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of expense ratios because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s expense ratios are summarized below:

The Trustees noted that, based upon the Universe, the Fund’s net advisory fee and actual total expenses were in the first quintile. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

30	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2018

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Tax-Exempt Income

The Fund had the following amount, or maximum allowable amount, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended October 31, 2018 (amounts in thousands):

Exempt Distributions Paid
$263

OCTOBER 31, 2018	J.P. MORGAN SMA FUNDS	31

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. October 2018.	AN-SMA-1018

Annual Report

J.P. Morgan Funds

October 31, 2018

JPMorgan Global Allocation Fund

JPMorgan Income Builder Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 30, 2018 (Unaudited)

Dear Shareholders,

While the global economic expansion continued, it also became less balanced as European economies slowed and several large emerging market nations struggled with rising interest rates, global trade tensions and/or political uncertainty.

“Record high corporate earnings and continued low inflation provided support for U.S. equity prices, but global financial markets experienced increased volatility throughout 2018 as equity and bond prices slumped in both developed and emerging markets.”

U.S. growth largely outpaced other developed markets during the twelve months ended October 31, 2018 and the synchronized growth that characterized the global economy in 2017 had largely dissipated by the end of the period. Record high corporate earnings and continued low inflation provided support for U.S. equity prices, but global financial markets experienced increased volatility throughout 2018 as equity and bond prices slumped in both developed and emerging markets.

The current U.S. economic expansion became the second longest on record in May 2018 and in July 2018 entered its ninth year. Gross domestic product (GDP) in the U.S. rose an estimated 3.5% for the third quarter of 2018, following a strong showing of 4.2% growth in the second quarter. Already-low unemployment in the U.S. fell to 3.7% in the final two months of the reporting period — a level not seen since the late 1960s — and wage growth jumped 3.2% for production and nonsupervisory workers in October to its highest level since 2009. This helped drive U.S. consumer confidence to its highest levels in 18 years.

Against this backdrop, the U.S. Federal Reserve (the “Fed”) raised interest rates four times during the reporting period and indicated it would raise rates once more by the end of 2018. Importantly, inflation remained subdued throughout the reporting period, which allowed the Fed to provide investors with a relatively steady and predictable path toward higher interest rates.

Across Europe, economic growth slowed during the reporting period, pinched by trade tensions with the U.S. and political uncertainty within the European Union (EU). The 19-nation euro area’s GDP growth reached 2.7% in the fourth quarter of 2017, then slowed in subsequent quarters and fell to an estimated 1.6% in the third quarter of 2018. Unusually cold weather and labor unrest in France and Germany in early 2018 were initially blamed for slowing growth, but subsequent data pointed to a drop in export growth in the EU.

The impending U.K. “Brexit” from the EU — with or without a bilateral agreement — also weighed on investor and business sentiment. While negotiations continued between the U.K. and the EU, disagreement over U.K. Prime Minister Theresa May’s draft agreement led to a rift within her Conservative Party subsequent to the end of the reporting period. The March 2018 election of a “euro-sceptic” populist government in Italy also added to uncertainty across Europe.

While rising global energy prices helped oil exporting nations, those emerging market nations that are most reliant on foreign debt financing were hurt by rising borrowing costs and a stronger U.S. dollar. Argentina, Brazil, Turkey, South Africa and Indonesia experienced weakness in their currencies as investors pulled capital out of those markets. While China’s economy continued to grow, policy curbs on domestic credit growth early in the reporting period and rising trade tariffs between China and the U.S. in the latter portion of the reporting period were believed to have weighed on China’s economy.

Overall, financial markets outside the U.S. suffered from increased volatility and capital outflows, particularly in the latter part of the reporting period. The MSCI Emerging Markets Index returned -12.2% and the MSCI EAFE Index of non-U.S. developed market equity returned -6.4%. The S&P 500 Index returned 7.35%. Bond markets also underperformed U.S. equity and the Bloomberg Barclays Emerging Markets Debt Index returned -3.39% and the Bloomberg Barclays U.S. Aggregate Index returned -2.05%.

In October 2018, the International Monetary Fund revised downward its forecast for global economic growth to 3.7% for both 2018 and 2019. The organization noted that as the global expansion has continued, the risks from rising trade barriers, higher borrowing costs, elevated petroleum prices and geo-political factors have increased while the potential for positive surprises has receded. Meanwhile, global unemployment continued to shrink through the end of October 2018 and corporate profits, particularly in the U.S., remained elevated.

We believe that among the best tools for navigating the current market environment are a well-diversified investment portfolio and a long term view. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2018	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

U.S. equity markets outperformed other developed market equity as well as emerging markets equity during the reporting period. Record corporate profits, low unemployment rates and high levels of both consumer and business confidence helped propel U.S. equity prices higher. Globally, bond markets largely underperformed equity markets.

After reaching record highs in the final months of 2017, the S&P 500 Index closed in record territory 14 times in January 2018. However, a sharp sell-off in both equity and bond markets in early February 2018 spread to other markets and helped lift market volatility from historic lows. While global equity and bond prices rebounded somewhat in subsequent months, it wasn’t until August 2018 that the S&P 500 Index returned to record highs. U.S. equity market volatility remained elevated in September and October 2018. For the twelve month reporting period, the S&P 500 Index returned 7.35%.

Meanwhile, economic growth in the European Union (EU) decelerated during the reporting period amid weakness in European exports and consumer confidence. Geo-political events, including a newly elected populist government in Italy and continued uncertainty over the final terms of a so-called Brexit agreement also weighed down equity and bond prices across the EU. Investor fears that the U.K. would leave the EU without an exit agreement also weighed on equity prices in London. For the reporting period, the MSCI EAFE Index returned -6.39%.

In emerging markets, a slowdown in credit growth in China and investor concerns about global trade tensions hurt equity prices. A stronger U.S. dollar and rising U.S. interest rates put further pressure on emerging markets, particularly those nations most reliant on foreign lending. For the reporting period, the MSCI Emerging Markets Index returned -12.19%, while the Bloomberg Barclays Emerging Markets Debt Index returned -3.39%.

For the twelve months ended October 31, 2018, the MSCI World Index returned 1.16% and the Bloomberg Barclays U.S. Aggregate Index returned -2.05%.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2018

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(1.58)%
MSCI World Index (net of foreign withholding taxes)	1.16%
Bloomberg Barclays Global Aggregate Index (Unhedged USD)	(2.05)%
Global Allocation Composite Benchmark	(0.01)%

Net Assets as of 10/31/2018 (In Thousands)	$3,557,923

INVESTMENT OBJECTIVE**

The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2018, the Fund’s Class I Shares underperformed both the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and the Global Allocation Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index, and outperformed the Bloomberg Barclays Global Aggregate Index (Unhedged USD).

During the reporting period, the Fund’s allocation to bonds was a leading detractor from performance relative to the Benchmark, which is an equity index and holds no bonds. Relative to the Composite Benchmark, the Fund’s allocation to emerging markets equity detracted from overall performance as this asset class slumped amid increased market volatility during the second half of the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s managers reduced overall equity exposure in an effort to reduce risk. The managers reduced equity exposure primarily in emerging markets and international developed markets, including Europe. However, the managers maintained a positive view on global growth and corporate earnings strength and continued to prefer equities over bonds.

In fixed income assets, the portfolio managers added a dedicated U.S. agency mortgage strategy in November 2017. They also removed dedicated European high yield (also known as “junk bonds”) and U.S. investment grade corporate bond strategies in January and March of 2018, respectively. Within core fixed income, the Fund maintained its exposure to government bonds to further diversify its fixed income exposure.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	3

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

TOP TEN LONG HOLDINGS OF THE PORTFOLIO***
1.	U.S. Treasury Notes, 1.13%, 01/31/19, (United States)	1.4%
2.	UnitedHealth Group, Inc., (United States)	1.0
3.	Microsoft Corp., (United States)	0.7
4.	Nestle SA (Registered), (Switzerland)	0.7
5.	Cigna Corp., (United States)	0.6
6.	Apple, Inc., (United States)	0.6
7.	HDFC Bank Ltd., ADR, (India)	0.6
8.	Novartis AG (Registered), (Switzerland)	0.6
9.	Roche Holding AG, (Switzerland)	0.6
10.	Thermo Fisher Scientific, Inc., (United States)	0.6

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO****
1.	Colgate-Palmolive Co., (United States)	16.0%
2.	Illinois Tool Works, Inc., (United States)	14.7
3.	Cummins, Inc., (United States)	11.9
4.	Molson Coors Brewing Co., Class B, (United States)	9.3
5.	Schlumberger Ltd., (United States)	6.9
6.	Sprint Corp., (United States)	6.5
7.	Lam Research Corp., (United States)	5.9
8.	Southern Co. (The), (United States)	5.9
9.	Broadcom, Inc., (United States)	5.9
10.	Kimberly-Clark Corp., (United States)	4.2

LONG POSITION PORTFOLIO COMPOSITION***
Common Stocks	56.3%
Collateralized Mortgage Obligations	9.4
Foreign Government Securities	8.1
Corporate Bonds	5.1
Loan Assignments	4.7
Asset-Backed Securities	3.0
Commercial Mortgage-Backed Securities	1.5
U.S. Treasury Obligation	1.4
Others (each less than 1.0%)	0.9
Short-Term Investments	9.6

SHORT POSITION PORTFOLIO COMPOSITION****
Common Stocks	100.0%

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2011
With Sales Charge*		(6.24)%	3.76%	4.58%
Without Sales Charge		(1.81)	4.72	5.24
CLASS C SHARES	May 31, 2011
With CDSC**		(3.32)	4.20	4.71
Without CDSC		(2.32)	4.20	4.71
CLASS I SHARES	May 31, 2011	(1.58)	4.99	5.50
CLASS R2 SHARES	May 31, 2011	(2.09)	4.45	4.97
CLASS R3 SHARES	October 1, 2018	(1.58)	4.99	5.50
CLASS R4 SHARES	October 1, 2018	(1.81)	4.72	5.24
CLASS R5 SHARES	October 1, 2018	(1.52)	5.00	5.51
CLASS R6 SHARES	November 1, 2017	(1.42)	5.02	5.52

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/11 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2011.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Allocation Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index – (Unhedged USD), the Global Allocation Composite Benchmark and the Lipper Flexible Portfolio Funds Index from May 31, 2011 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index – (Unhedged USD) and the Global Allocation Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization

OCTOBER 31, 2018	J.P. MORGAN FUNDS	5

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index (Unhedged USD). The Bloomberg Barclays Global Aggregate Index – (Unhedged USD) provides a broad-based measure of the global investment-grade fixed income markets. The Lipper Flexible Portfolio Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2018

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(0.67)%
MSCI World Index (net of foreign withholding taxes)	1.16%
Bloomberg Barclays U.S. Aggregate Bond Index	(2.05)%
Income Builder Composite Benchmark	0.01%

Net Assets as of 10/31/2018 (In Thousands)	$12,159,793

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2018, the Fund’s Class A Shares, without a sales charge, underperformed both the MSCI World Index (net of foreign withholding taxes) and the Income Builder Composite Benchmark (the “Composite Benchmark”), which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays U.S. Aggregate Index. The Fund outperformed the Bloomberg Barclays U.S. Aggregate Index.

During the reporting period, the Fund’s allocation to bonds detracted from performance relative to the MSCI World Index, which is an equity index and holds no bonds. The Fund’s allocation to U.S. equity and its opportunistic investment in high yield bonds (also called “junk bonds”) made positive contributions to relative performance.

Relative to the Composite Benchmark, the Fund’s allocation to emerging markets equity and its allocation to higher yielding equity securities detracted from performance. The Composite Benchmark does not hold emerging market equity. The Fund’s diversification across fixed income asset classes made a positive contribution to relative performance.

The Fund’s allocation to equity was a positive contributor to performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index, which does not hold equity.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers responded to an increase in market volatility and a divergence in economic growth across certain regions by reducing the Fund’s allocation to equity, particularly in Europe. In fixed income, the portfolio managers added an allocation to U.S. agency mortgage-backed securities in February 2018 and removed their allocation to U.S. investment grade corporate bonds in March 2018. The portfolio managers also added an asset-backed securities strategy in September 2018. Additionally, they increased the Fund’s exposure to U.S. high yield bonds and decreased their allocation to emerging market debt.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	FNMA, 30 Year, Single Family, Pool, 3.50%, 03/01/2048	0.9%
2.	Pfizer, Inc.	0.8
3.	Merck & Co., Inc.	0.7
4.	Coca-Cola Co. (The)	0.7
5.	FNMA, 30 Year, Single Family, Pool, 3.50%, 12/01/2047	0.6
6.	Novartis AG (Registered) (Switzerland)	0.6
7.	Verizon Communications, Inc.	0.5
8.	Roche Holding AG (Switzerland)	0.5
9.	U.S. Treasury Notes, 1.13%, 01/31/2019	0.4
10.	NextEra Energy, Inc.	0.4

PORTFOLIO COMPOSITION***
Corporate Bonds	33.6%
Common Stocks	33.6
Loan Assignments	4.6
Mortgage-Backed Securities	4.2
Collateralized Mortgage Obligations	4.2
Asset-Backed Securities	4.2
Convertible Bonds	1.5
Foreign Government Securities	1.4
Commercial Mortgage-Backed Securities	1.0
Others (each less than 1.0%)	1.8
Short-Term Investments	9.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2007
With Sales Charge*		(5.13)%	3.01%	8.44%
Without Sales Charge		(0.67)	3.97	8.94
CLASS C SHARES	May 31, 2007
With CDSC**		(2.17)	3.44	8.40
Without CDSC		(1.17)	3.44	8.40
CLASS I SHARES	May 31, 2007	(0.52)	4.12	9.12
CLASS R6 SHARES	November 1, 2017	(0.42)	4.14	9.13

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/08 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Bond Index, the Income Builder Composite Benchmark and the Lipper Flexible Portfolio Funds Index from October 31, 2008 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Bond Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index (net of foreign withholding taxes) assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The Lipper Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From April 30, 2008 through December 18, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2018

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 97.4%
Common Stocks — 54.9%
Argentina — 0.1%
MercadoLibre, Inc.	8	2,695

Australia — 1.0%
Australia & New Zealand Banking Group Ltd.	308	5,663
BHP Billiton Ltd.	309	7,128
BHP Billiton plc	198	3,955
Commonwealth Bank of Australia	18	907
CSL Ltd.	14	1,833
Dexus, REIT	380	2,747
Goodman Group, REIT	439	3,229
Macquarie Group Ltd.	4	357
National Australia Bank Ltd.	21	381
Oil Search Ltd.	72	395
Rio Tinto Ltd.	92	5,009
Rio Tinto plc	18	871
Wesfarmers Ltd.	92	3,041
Westpac Banking Corp.	37	708

		36,224

Austria — 0.1%
Erste Group Bank AG *	124	5,042

Belgium — 0.3%
Anheuser-Busch InBev SA/NV	87	6,456
KBC Group NV	48	3,329

		9,785

Brazil — 0.5%
Ambev SA, ADR	564	2,442
Cielo SA	356	1,267
Itau Unibanco Holding SA (Preference)	584	7,714
Lojas Renner SA *	290	2,941
Raia Drogasil SA *	66	1,110
Ultrapar Participacoes SA	144	1,704
Vale SA, ADR	31	475
WEG SA	351	1,699

		19,352

Canada — 0.4%
Alimentation Couche-Tard, Inc., Class B	88	4,183
Canadian National Railway Co.	41	3,464
Concordia International Corp. *	2	32
Concordia International private placement * ‡	16	313
Fairfax Financial Holdings Ltd.	4	2,127
Toronto-Dominion Bank (The)	48	2,660

		12,779

INVESTMENTS	SHARES (000)	VALUE ($000)

Chile — 0.1%
Banco Santander Chile, ADR	86	2,522

China — 1.4%
Alibaba Group Holding Ltd., ADR *	49	7,033
Baidu, Inc., ADR *	17	3,166
China Overseas Land & Investment Ltd.	580	1,823
CNOOC Ltd.	665	1,133
JD.com, Inc., ADR *	109	2,572
Ping An Insurance Group Co. of China Ltd., Class H	1,536	14,521
Tencent Holdings Ltd.	473	16,218
Tsingtao Brewery Co. Ltd., Class H	408	1,614

		48,080

Denmark — 0.5%
Chr Hansen Holding A/S	20	2,035
Novo Nordisk A/S, Class B	315	13,588
Royal Unibrew A/S	28	1,983

		17,606

Finland — 0.4%
Cargotec OYJ, Class B	35	1,443
Neste OYJ	39	3,204
Nokia OYJ	416	2,351
Outokumpu OYJ	483	2,025
UPM-Kymmene OYJ	88	2,843
Wartsila OYJ Abp	147	2,501

		14,367

France — 3.3%
Accor SA	56	2,560
Air Liquide SA	63	7,580
Airbus SE	87	9,565
Alstom SA *	91	3,984
AXA SA	145	3,628
BNP Paribas SA	112	5,844
Capgemini SE	51	6,199
Dassault Systemes SE	13	1,615
Eiffage SA	25	2,486
Engie SA	259	3,446
JCDecaux SA	82	2,698
Kering SA	8	3,592
LVMH Moet Hennessy Louis Vuitton SE	14	4,317
Pernod Ricard SA	33	5,091
Peugeot SA	156	3,718
Renault SA	56	4,191

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	9

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
France — continued
Safran SA	51	6,641
Sanofi	87	7,783
Schneider Electric SE	74	5,353
Sodexo SA	43	4,400
Teleperformance	11	1,740
Thales SA	33	4,177
TOTAL SA	195	11,453
Vinci SA	62	5,474

		117,535

Germany — 2.3%
adidas AG	13	3,053
Allianz SE (Registered)	30	6,340
BASF SE	20	1,554
Bayer AG (Registered)	103	7,918
Brenntag AG	67	3,503
Continental AG	21	3,523
Daimler AG (Registered)	98	5,787
Delivery Hero SE * (a)	56	2,241
Deutsche Bank AG (Registered)	63	614
Deutsche Boerse AG	53	6,671
Deutsche Post AG (Registered)	92	2,897
Deutsche Telekom AG (Registered)	490	8,035
Hannover Rueck SE	13	1,774
Henkel AG & Co. KGaA (Preference)	33	3,599
Infineon Technologies AG	123	2,459
RWE AG	98	1,908
SAP SE	139	14,859
Siemens AG (Registered)	28	3,257
Zalando SE * (a)	50	1,923

		81,915

Hong Kong — 1.0%
AIA Group Ltd.	2,538	19,310
CK Asset Holdings Ltd.	669	4,356
CK Hutchison Holdings Ltd.	316	3,187
Hong Kong Exchanges & Clearing Ltd.	153	4,076
Jardine Matheson Holdings Ltd.	70	4,042

		34,971

India — 0.9%
HDFC Bank Ltd., ADR	242	21,477
Infosys Ltd., ADR	868	8,218
Mahindra & Mahindra Ltd., GDR (a)	219	2,263

INVESTMENTS	SHARES (000)	VALUE ($000)

India — continued
Mahindra & Mahindra Ltd., GDR (a)	172	1,785

		33,743

Indonesia — 0.3%
Astra International Tbk. PT	4,320	2,247
Bank Central Asia Tbk. PT	4,007	6,239
Bank Rakyat Indonesia Persero Tbk. PT	11,837	2,457
Unilever Indonesia Tbk. PT	368	1,049

		11,992

Ireland — 0.2%
CRH plc	67	1,992
Ryanair Holdings plc, ADR *	43	3,539

		5,531

Israel — 0.0% (b)
Teva Pharmaceutical Industries Ltd., ADR	58	1,163

Italy — 0.6%
Assicurazioni Generali SpA	221	3,566
Enel SpA	2,002	9,814
Eni SpA	243	4,324
Saipem SpA *	431	2,360
Telecom Italia SpA *	2,414	1,420
UniCredit SpA	26	336

		21,820

Japan — 4.0%
Asahi Group Holdings Ltd.	45	1,973
Bridgestone Corp.	127	4,912
Central Japan Railway Co.	15	2,802
Daicel Corp.	294	3,111
Daikin Industries Ltd.	45	5,228
DMG Mori Co. Ltd.	210	3,036
Electric Power Development Co. Ltd.	25	692
FANUC Corp.	18	3,044
Hitachi Ltd.	39	1,192
Honda Motor Co. Ltd.	182	5,207
Japan Airlines Co. Ltd.	71	2,523
Japan Tobacco, Inc.	125	3,207
Kao Corp.	65	4,351
Keyence Corp.	7	3,566
Komatsu Ltd.	103	2,675
Kyowa Hakko Kirin Co. Ltd.	69	1,334
Kyushu Electric Power Co., Inc.	79	915
Mabuchi Motor Co. Ltd.	98	3,472

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Japan — continued
Marui Group Co. Ltd.	116	2,493
Mitsubishi Corp.	175	4,920
Mitsubishi UFJ Financial Group, Inc.	927	5,609
Mitsui Fudosan Co. Ltd.	73	1,651
NGK Spark Plug Co. Ltd.	118	2,390
Nintendo Co. Ltd.	9	2,935
Nippon Telegraph & Telephone Corp.	79	3,274
Nomura Research Institute Ltd.	50	2,203
Olympus Corp.	15	500
Otsuka Corp.	73	2,411
Otsuka Holdings Co. Ltd.	94	4,501
Panasonic Corp.	286	3,072
Renesas Electronics Corp. *	488	2,571
Seven & i Holdings Co. Ltd.	129	5,573
Shin-Etsu Chemical Co. Ltd.	42	3,526
SMC Corp.	10	3,315
Sony Corp.	36	1,943
Sumitomo Electric Industries Ltd.	201	2,747
Sumitomo Mitsui Financial Group, Inc.	120	4,684
T&D Holdings, Inc.	239	3,817
Tokio Marine Holdings, Inc.	87	4,103
Tokyo Gas Co. Ltd.	51	1,259
Tokyu Corp.	235	3,876
Toray Industries, Inc.	437	3,101
Toyota Motor Corp.	135	7,879
West Japan Railway Co.	24	1,614
Yamato Holdings Co. Ltd.	114	3,122

		142,329

Luxembourg — 0.1%
ArcelorMittal	210	5,234

Macau — 0.1%
Sands China Ltd.	641	2,536

Malaysia — 0.0% (b)
Public Bank Bhd.	290	1,703

Mexico — 0.2%
Fomento Economico Mexicano SAB de CV, ADR	24	2,059
Grupo Financiero Banorte SAB de CV, Class O	293	1,613
Wal-Mart de Mexico SAB de CV	958	2,447

		6,119

Netherlands — 1.9%
ABN AMRO Group NV, CVA (a)	142	3,483
Adyen NV * (a)	4	2,480

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — continued
Akzo Nobel NV	49	4,092
ASML Holding NV	67	11,571
ASR Nederland NV	74	3,352
Heineken NV	20	1,826
ING Groep NV	966	11,430
Koninklijke Philips NV	38	1,413
NN Group NV	134	5,774
Royal Dutch Shell plc, Class A	207	6,608
Royal Dutch Shell plc, Class A	192	6,091
Royal Dutch Shell plc, Class B	262	8,542

		66,662

Norway — 0.1%
Telenor ASA	111	2,029

Peru — 0.1%
Credicorp Ltd.	15	3,300

Russia — 0.1%
Sberbank of Russia PJSC	1,064	3,058
Sberbank of Russia PJSC, ADR	11	123
Sberbank of Russia PJSC, ADR	121	1,420

		4,601

Singapore — 0.2%
DBS Group Holdings Ltd.	267	4,537
United Overseas Bank Ltd.	56	985

		5,522

South Africa — 0.4%
Bid Corp. Ltd.	66	1,238
Bidvest Group Ltd. (The)	167	2,084
Capitec Bank Holdings Ltd.	24	1,609
FirstRand Ltd.	750	3,277
Mr Price Group Ltd.	55	854
RMB Holdings Ltd.	196	992
Sanlam Ltd.	319	1,604
Shoprite Holdings Ltd.	133	1,629
Tiger Brands Ltd.	58	1,036

		14,323

South Korea — 0.3%
NAVER Corp.	16	1,628
Samsung Electronics Co. Ltd., GDR (c)	3	2,644
Samsung Electronics Co. Ltd.	205	7,670

		11,942

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Spain — 0.8%
ACS Actividades de Construccion y Servicios SA	85	3,192
Banco Santander SA	544	2,589
Bankia SA	830	2,607
Ence Energia y Celulosa SA	173	1,456
Iberdrola SA	1,005	7,108
Industria de Diseno Textil SA	176	4,952
Repsol SA	275	4,912
Telefonica SA	248	2,036

		28,852

Sweden — 0.6%
Dometic Group AB (c)	50	347
Lundin Petroleum AB	85	2,584
Svenska Handelsbanken AB, Class A	425	4,615
Swedish Match AB	43	2,207
Swedish Orphan Biovitrum AB *	89	1,815
Tele2 AB, Class B	296	3,363
Telefonaktiebolaget LM Ericsson, Class B	191	1,663
Volvo AB, Class B	213	3,182

		19,776

Switzerland — 2.9%
Cie Financiere Richemont SA (Registered)	56	4,058
Credit Suisse Group AG (Registered) *	280	3,658
Glencore plc *	468	1,903
LafargeHolcim Ltd. (Registered) *	92	4,258
Logitech International SA (Registered)	85	3,159
Nestle SA (Registered)	270	22,774
Novartis AG (Registered)	244	21,340
Partners Group Holding AG	2	1,713
Roche Holding AG	86	20,958
Sunrise Communications Group AG * (a)	32	2,817
Swatch Group AG (The)	8	2,558
Swiss Re AG	43	3,840
UBS Group AG (Registered) *	220	3,080
Zurich Insurance Group AG *	20	6,213

		102,329

Taiwan — 0.5%
Delta Electronics, Inc.	462	1,943
Largan Precision Co. Ltd.	8	874
President Chain Store Corp.	402	4,548
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	309	11,772

		19,137

INVESTMENTS	SHARES (000)	VALUE ($000)

Thailand — 0.1%
Siam Cement PCL (The) (Registered)	164	2,042
Siam Commercial Bank PCL (The)	453	1,881

		3,923

Turkey — 0.0% (b)
KOC Holding A/S	219	612

United Kingdom — 3.1%
3i Group plc	346	3,875
AstraZeneca plc	57	4,378
Aviva plc	1,219	6,664
Barratt Developments plc	328	2,154
BP plc	748	5,403
British American Tobacco plc	177	7,664
Burberry Group plc	267	6,180
Diageo plc	155	5,360
Dixons Carphone plc	887	1,917
Fiat Chrysler Automobiles NV *	88	1,337
GlaxoSmithKline plc	532	10,307
HSBC Holdings plc	582	4,788
InterContinental Hotels Group plc	54	2,814
ITV plc	1,628	3,090
Linde plc	24	4,002
Lloyds Banking Group plc	2,749	2,006
Prudential plc	281	5,630
RELX plc	185	3,663
Smith & Nephew plc	218	3,543
Standard Chartered plc	605	4,238
Taylor Wimpey plc	735	1,514
Unilever NV, CVA	220	11,840
Vodafone Group plc	2,544	4,785
Whitbread plc	19	1,085
WPP plc	164	1,859

		110,096

United States — 26.0%
Acadia Healthcare Co., Inc. *	57	2,358
Adobe, Inc. *	12	2,977
AdvanSix, Inc. *	43	1,204
Aetna, Inc.	15	2,937
Alleghany Corp.	3	1,678
Allergan plc	28	4,422
Ally Financial, Inc.	73	1,863
Alphabet, Inc., Class A *	3	3,706
Alphabet, Inc., Class C *	15	16,579

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — Continued
United States — continued
Altice USA, Inc., Class A	485		7,912
Amazon.com, Inc. *	11		17,334
American Electric Power Co., Inc.	74		5,408
American Express Co.	44		4,569
American Homes 4 Rent, Class A, REIT	131		2,769
American International Group, Inc.	106		4,361
AmerisourceBergen Corp.	24		2,128
Amphenol Corp., Class A	27		2,379
Analog Devices, Inc.	38		3,184
Apple, Inc. (d)	99		21,672
Applied Materials, Inc.	67		2,191
Arista Networks, Inc. *	8		1,881
Arrow Electronics, Inc. *	55		3,719
AutoZone, Inc. *	8		5,779
Avaya Holdings Corp. *	19		315
Ball Corp.	159		7,110
Bank of America Corp.	534		14,694
Berkshire Hathaway, Inc., Class A *	—	(e)	11,077
Berkshire Hathaway, Inc., Class B *	31		6,458
Best Buy Co., Inc.	30		2,100
Biogen, Inc. *	5		1,449
BlackRock, Inc.	5		1,990
Boeing Co. (The)	18		6,253
Brinker International, Inc.	42		1,816
Brixmor Property Group, Inc., REIT	210		3,399
Capital One Financial Corp. (d)	112		9,964
Carlisle Cos., Inc.	25		2,370
Catalent, Inc. *	49		1,971
CBRE Group, Inc., Class A * (d)	161		6,471
CBS Corp. (Non-Voting), Class B	51		2,897
Centene Corp. *	22		2,919
Charles Schwab Corp. (The)	162		7,494
Charter Communications, Inc., Class A *	18		5,786
Chevron Corp.	25		2,810
Chubb Ltd.	27		3,374
Cigna Corp.	104		22,229
Cisco Systems, Inc. (d)	121		5,526
Citigroup, Inc.	87		5,684
Citizens Financial Group, Inc.	120		4,488
Clorox Co. (The)	12		1,827
Columbia Sportswear Co.	26		2,355
Comerica, Inc.	20		1,669
CommScope Holding Co., Inc. *	109		2,615

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Concho Resources, Inc. * (d)	24	3,275
ConocoPhillips	76	5,337
Copart, Inc. *	56	2,751
CorePoint Lodging, Inc., REIT	72	1,181
Corning, Inc.	125	4,009
Coty, Inc., Class A	183	1,927
Deere & Co.	17	2,237
Delta Air Lines, Inc. (d)	165	9,051
DexCom, Inc. *	13	1,687
Diamondback Energy, Inc.	16	1,751
Discovery, Inc., Class A *	172	5,568
DISH Network Corp., Class A *	171	5,246
DocuSign, Inc. *	28	1,170
Dover Corp.	41	3,421
Duke Energy Corp.	30	2,476
Eagle Materials, Inc.	17	1,246
East West Bancorp, Inc.	60	3,137
EastGroup Properties, Inc., REIT	22	2,141
Edison International	38	2,638
Electronic Arts, Inc. *	25	2,246
Energizer Holdings, Inc.	41	2,412
Entercom Communications Corp., Class A (d)	274	1,777
EOG Resources, Inc.	25	2,632
EQT Corp.	75	2,544
Eversource Energy	41	2,580
Evolent Health, Inc., Class A *	80	1,782
Exact Sciences Corp. *	34	2,417
Exelixis, Inc. *	52	716
Expedia Group, Inc.	21	2,626
Express Scripts Holding Co. *	146	14,137
Exxon Mobil Corp. (d)	95	7,559
Facebook, Inc., Class A * (d)	29	4,407
Federal Realty Investment Trust, REIT	22	2,689
Ferguson plc	124	8,382
Fifth Third Bancorp	105	2,829
First Republic Bank	46	4,162
Fiserv, Inc. *	77	6,134
Fortune Brands Home & Security, Inc.	33	1,499
Gartner, Inc. *	16	2,287
Genuine Parts Co.	23	2,258
Global Payments, Inc.	37	4,258
GoDaddy, Inc., Class A *	51	3,761
Goodman Private * ‡	2	—

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	13

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
United States — continued
Graphic Packaging Holding Co.	208	2,287
Hartford Financial Services Group, Inc. (The)	80	3,635
HCA Healthcare, Inc.	15	1,938
Hewlett Packard Enterprise Co.	124	1,887
Hilton Worldwide Holdings, Inc.	76	5,379
Home Depot, Inc. (The)	16	2,813
Honeywell International, Inc.	35	5,082
Illinois Tool Works, Inc. (d)	29	3,636
Illumina, Inc. *	11	3,521
Intercept Pharmaceuticals, Inc. *	14	1,378
Intuit, Inc.	5	1,013
Intuitive Surgical, Inc. *	6	3,205
Invesco Ltd.	90	1,957
Jazz Pharmaceuticals plc *	18	2,878
Johnson & Johnson	125	17,464
Keurig Dr Pepper, Inc.	64	1,669
Kimco Realty Corp., REIT	177	2,842
Kinder Morgan, Inc.	287	4,893
Kohl’s Corp.	56	4,253
Kroger Co. (The)	83	2,471
Lennox International, Inc.	20	4,268
LKQ Corp. *	77	2,103
Loews Corp. (d)	169	7,889
Lululemon Athletica, Inc. *	17	2,383
M&T Bank Corp.	43	7,126
Marathon Petroleum Corp.	48	3,351
Marsh & McLennan Cos., Inc.	42	3,594
Martin Marietta Materials, Inc.	33	5,717
Marvell Technology Group Ltd.	115	1,886
Mastercard, Inc., Class A	40	7,950
Medtronic plc	25	2,259
Merck & Co., Inc.	114	8,373
Microsoft Corp. (d)	214	22,898
Mid-America Apartment Communities, Inc., REIT	44	4,285
Middleby Corp. (The) *	12	1,331
Molson Coors Brewing Co., Class B	41	2,613
Morgan Stanley	100	4,562
Murphy USA, Inc. *	37	3,003
Nasdaq, Inc.	36	3,123
Netflix, Inc. *	16	4,843
Nexstar Media Group, Inc., Class A	50	3,720
NextEra Energy, Inc.	88	15,217
NII Holdings, Inc. *	1	6

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
NiSource, Inc.	61	1,541
Nordson Corp.	13	1,555
Nordstrom, Inc.	76	5,022
Northern Trust Corp.	33	3,103
NVIDIA Corp. (d)	25	5,204
Occidental Petroleum Corp.	63	4,202
Old Dominion Freight Line, Inc.	14	1,862
Oshkosh Corp.	36	2,018
Outfront Media, Inc., REIT	138	2,442
Packaging Corp. of America	30	2,715
Palo Alto Networks, Inc. *	20	3,668
Parker-Hannifin Corp.	13	1,945
PayPal Holdings, Inc. *	54	4,573
PBF Energy, Inc., Class A	29	1,201
Penn Virginia Corp. *	1	37
Pfizer, Inc. (d)	309	13,325
Phillips 66	28	2,861
PNC Financial Services Group, Inc. (The)	61	7,829
Post Holdings, Inc. *	44	3,925
Procter & Gamble Co. (The)	52	4,617
Progressive Corp. (The)	63	4,410
Prudential Financial, Inc.	16	1,536
Public Storage, REIT	20	4,146
QUALCOMM, Inc.	45	2,846
Rayonier, Inc., REIT	84	2,542
Red Hat, Inc. *	16	2,686
Remington Outdoor Co., Inc. * ‡	2	14
Resideo Technologies, Inc. *	6	123
Revance Therapeutics, Inc. *	43	933
Ross Stores, Inc.	42	4,124
S&P Global, Inc.	24	4,343
Sage Therapeutics, Inc. *	7	942
SailPoint Technologies Holding, Inc. *	52	1,348
salesforce.com, Inc. *	41	5,560
ServiceNow, Inc. *	22	4,036
Southwest Airlines Co.	62	3,063
Spark Therapeutics, Inc. *	21	937
Splunk, Inc. *	25	2,513
Spotify Technology SA *	17	2,496
Square, Inc., Class A *	9	689
Stanley Black & Decker, Inc.	22	2,530
SunTrust Banks, Inc.	90	5,641
T. Rowe Price Group, Inc.	59	5,683

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
United States — continued
Take-Two Interactive Software, Inc. *	19	2,488
Teladoc Health, Inc. *	30	2,052
Tesla, Inc. *	6	2,140
Texas Instruments, Inc. (d)	61	5,672
TherapeuticsMD, Inc. *	221	1,081
Thermo Fisher Scientific, Inc.	83	19,365
Tiffany & Co.	22	2,409
T-Mobile US, Inc. *	40	2,739
Tractor Supply Co.	27	2,438
Travelers Cos., Inc. (The)	39	4,830
Union Pacific Corp.	16	2,346
United Technologies Corp.	39	4,788
UnitedHealth Group, Inc. (d)	129	33,689
Unum Group	38	1,373
US Bancorp	92	4,831
Veeva Systems, Inc., Class A *	26	2,420
Verizon Communications, Inc. (d)	291	16,595
Vertex Pharmaceuticals, Inc. *	17	2,886
Visa, Inc., Class A (d)	55	7,626
Vistra Energy Corp. *	17	388
WABCO Holdings, Inc. *	3	366
Walgreens Boots Alliance, Inc.	74	5,875
Waste Connections, Inc.	111	8,511
Wayfair, Inc., Class A *	13	1,482
Wells Fargo & Co. (d)	244	12,978
WestRock Co.	66	2,849
Weyerhaeuser Co., REIT	56	1,491
Williams Cos., Inc. (The)	152	3,701
Worldpay, Inc. *	35	3,211
WW Grainger, Inc.	8	2,277
Xcel Energy, Inc.	111	5,426
Zebra Technologies Corp., Class A *	11	1,763

		924,036

Total Common Stocks (Cost $1,842,933)		1,952,183

	PRINCIPAL AMOUNT ($000)
Collateralized Mortgage Obligations — 9.2%
United States — 9.2%
Alternative Loan Trust
Series 2004-27CB, Class A1, 6.00%, 12/25/2034	469	468

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2004-28CB, Class 6A1, 6.00%, 1/25/2035	113	112
Series 2005-11CB, Class 2A1, 5.50%, 6/25/2035	87	87
Series 2005-19CB, Class A2, IF, 11.92%, 6/25/2035 (f)	21	22
Series 2005-28CB, Class 2A6, 5.00%, 8/25/2035	1,139	980
Series 2005-50CB, Class 1A1, 5.50%, 11/25/2035	1,133	1,058
Series 2006-4CB, Class 2A6, 5.50%, 4/25/2036	2,843	2,783
Series 2006-14CB, Class A1, 6.00%, 6/25/2036	774	638
Angel Oak Mortgage Trust I LLC
Series 2018-2, Class A1, 3.67%, 7/27/2048 (c) (f)	3,768	3,761
Series 2018-3, Class A1, 3.65%, 9/25/2048 (c) (f)	968	969
Antler Mortgage Trust Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (c)	785	785
Arroyo Mortgage Trust Series 2018-1, Class A1, 3.76%, 4/25/2048 (c) (f)	1,368	1,366
Banc of America Funding Trust Series 2005-6, Class 1A2, 5.50%, 10/25/2035	65	62
Bear Stearns ALT-A Trust
Series 2005-4, Class 23A1, 4.02%, 5/25/2035 (f)	75	76
Series 2005-4, Class 23A2, 4.02%, 5/25/2035 (f)	578	586
Series 2005-5, Class 1A4, 2.84%, 7/25/2035 (f)	1,078	1,077
Series 2005-7, Class 12A3, 2.96%, 8/25/2035 (f)	97	97
Bear Stearns ARM Trust
Series 2005-9, Class A1, 4.73%, 10/25/2035 (f)	225	227
Series 2006-1, Class A1, 3.67%, 2/25/2036 (f)	407	411
Bear Stearns Asset-Backed Securities I Trust Series 2004-AC3, Class M1, 3.11%, 6/25/2034 ‡ (f)	639	582
Bellemeade Re Ltd.
Series 2018-3A, Class M1B, 4.13%, 10/25/2027 (c) (f)	1,660	1,660
Series 2018-3A, Class M2, 5.03%, 10/25/2027 (c) (f)	1,440	1,444

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	15

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Collateralized Mortgage Obligations — continued
United States — continued
Chase Mortgage Finance Trust
Series 2006-S4, Class A5, 6.00%, 12/25/2036	296	240
Series 2007-A1, Class 1A1, 4.16%, 2/25/2037 (f)	107	108
Series 2007-A1, Class 8A1, 4.51%, 2/25/2037 (f)	139	143
CHL GMSR Issuer Trust Series 2018-GT1, Class A, 5.03%, 5/25/2023 (c) (f)	4,120	4,152
CHL Mortgage Pass-Through Trust
Series 2004-9, Class A7, 5.25%, 6/25/2034	97	98
Series 2004-25, Class 2A1, 2.96%, 2/25/2035 (f)	463	454
Series 2005-26, Class 1A11, 5.50%, 11/25/2035	677	600
Series 2005-31, Class 2A1, 3.30%, 1/25/2036 (f)	567	541
Series 2006-21, Class A14, 6.00%, 2/25/2037	217	189
Series 2007-10, Class A4, 5.50%, 7/25/2037	249	200
Series 2007-9, Class A11, 5.75%, 7/25/2037	2,352	2,076
Citigroup Mortgage Loan Trust Series 2005-11, Class A2A, 4.82%, 10/25/2035 (f)	110	111
Citigroup Mortgage Loan Trust, Inc.
Series 2005-3, Class 2A2A, 4.38%, 8/25/2035 (f)	372	373
Series 2005-4, Class A, 4.48%, 8/25/2035 (f)	456	461
COLT Mortgage Loan Trust Series 2018-2, Class A1, 3.47%, 7/27/2048 (c) (f)	3,420	3,408
CSFB Mortgage-Backed Pass-Through Certificates Series 2004-8, Class 5A1, 6.00%, 12/25/2034	451	475
Deephaven Residential Mortgage Trust Series 2018-2A, Class A1, 3.48%, 4/25/2058 (c) (f)	2,380	2,364
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AF1, Class A4, 2.58%, 4/25/2036 (f)	787	748
FHLMC REMIC
Series 3768, Class CB, 3.50%, 12/15/2025	6,885	6,954
Series 3806, Class L, 3.50%, 2/15/2026	600	606
Series 4323, Class VA, 4.00%, 3/15/2027	748	764
Series 4669, Class VJ, 4.00%, 5/15/2028	844	860
Series 4496, Class CA, 2.00%, 7/15/2031	3,702	3,554

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 4261, Class PA, 3.00%, 7/15/2032	7,387	7,292
Series 4279, Class JA, 3.00%, 2/15/2037	1,374	1,358
Series 4073, Class AJ, 3.00%, 8/15/2038	4,604	4,569
Series 4510, Class HB, 2.00%, 3/15/2040	5,995	5,706
Series 3778, Class JA, 3.50%, 4/15/2040	4,856	4,857
Series 4639, Class AC, 3.00%, 5/15/2040	481	473
Series 4364, Class A, 3.00%, 8/15/2040	4,908	4,825
Series 4363, Class B, 3.00%, 12/15/2040	4,488	4,405
Series 3788, Class FA, 2.81%, 1/15/2041 (f)	8,505	8,543
Series 4366, Class KA, 3.00%, 3/15/2041	8,110	7,934
Series 4467, Class AB, 3.00%, 7/15/2041	1,098	1,076
Series 4112, Class FC, 2.63%, 1/15/2042 (f)	920	914
Series 4118, Class PD, 1.50%, 5/15/2042	5,150	4,801
Series 4223, Class AL, 3.00%, 8/15/2042	4,424	4,354
Series 4494, Class KA, 3.75%, 10/15/2042	1,415	1,429
Series 4800, Class PA, 3.50%, 7/15/2043	7,879	7,872
Series 4480, Class QA, 3.00%, 11/15/2043	970	950
Series 4622, Class HA, 3.00%, 11/15/2043	3,379	3,296
Series 4446, Class MA, 3.50%, 12/15/2050	1,146	1,140
FHLMC STRIPS
Series 242, Class F29, 2.53%, 11/15/2036 (f)	1,036	1,042
Series 311, Class F1, 2.83%, 8/15/2043 (f)	493	496
Series 326, Class F2, 2.83%, 3/15/2044 (f)	1,054	1,063
FHLMC Structured Agency Credit Risk Debt Notes
Series 2018-HQA1, Class M2, 4.58%, 9/25/2030 (f)	3,000	2,998
Flagstar Mortgage Trust
Series 2018-6RR, Class 1A2, 2.93%, 10/25/2048 (c) (f)	1,830	1,817
FNMA REMIC
Series 2005-10, Class BK, 5.00%, 3/25/2025	120	123
Series 2014-3, Class AM, 2.50%, 1/25/2032	503	492
Series 2013-135, Class GA, 3.00%, 7/25/2032	446	440
Series 2006-5, Class 1A, 3.92%, 8/25/2034 (f)	2,205	2,303
Series 2007-30, Class LF, 2.59%, 4/25/2037 (f)	1,129	1,132
Series 2013-26, Class AK, 2.50%, 11/25/2038	2,712	2,644

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Collateralized Mortgage Obligations — continued
United States — continued
Series 2012-87, Class CA, 2.00%, 6/25/2039	1,737		1,669
Series 2014-29, Class BA, 3.00%, 3/25/2040	1,155		1,136
Series 2014-36, Class EJ, 3.00%, 6/25/2040	4,084		4,003
Series 2010-142, Class FM, 2.75%, 12/25/2040 (f)	2,222		2,224
Series 2015-15, Class GH, 2.50%, 3/25/2041	6,065		5,843
Series 2017-50, Class CB, 2.00%, 4/25/2041	3,861		3,741
Series 2017-4, Class AH, 3.00%, 5/25/2041	11,084		10,905
Series 2015-55, Class QA, 3.50%, 10/25/2042	3,280		3,248
Series 2012-122, Class FM, 2.68%, 11/25/2042 (f)	6,348		6,362
Series 2013-20, Class CA, 2.50%, 1/25/2043	2,378		2,284
Series 2013-58, Class KJ, 3.00%, 2/25/2043	8,974		8,804
Series 2018-18, Class P, 3.50%, 4/25/2043	13,988		14,002
Series 2013-101, Class FE, 2.88%, 10/25/2043 (f)	9,984		10,125
Series 2016-103, Class LA, 3.00%, 5/25/2044	1,449		1,411
Series 2015-54, Class FA, 2.63%, 7/25/2045 (f)	2,587		2,578
Series 2016-40, Class PA, 3.00%, 7/25/2045	410		402
Series 2016-8, Class FA, 2.73%, 3/25/2046 (f)	5,800		5,840
Series 2016-25, Class FL, 2.78%, 5/25/2046 (f)	4,006		4,037
Series 2016-40, Class FA, 2.93%, 7/25/2046 (f)	968		986
Series 2016-63, Class AF, 2.78%, 9/25/2046 (f)	7,716		7,795
Series 2016-75, Class FC, 2.68%, 10/25/2046 (f)	1,702		1,710
Series 2017-50, Class FB, 2.68%, 7/25/2047 (f)	—	(e)	—	(e)
Series 2017-41, Class ME, 3.00%, 5/25/2053	14,208		13,898
Series 2017-99, Class MA, 3.50%, 5/25/2053	1,719		1,709

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2017-49, Class JA, 4.00%, 7/25/2053	17,669	18,015
Series 2017-96, Class KA, 3.00%, 1/25/2055	4,290	4,188
FNMA, Connecticut Avenue Securities
Series 2018-C05, Class 1M1, 3.00%, 1/25/2031 (f)	1,171	1,174
Series 2018-C05, Class 1M2, 4.63%, 1/25/2031 (f)	3,250	3,266
Fremf Frn 144a 6/25/2025 (g)	775	775
GNMA
Series 2008-35, Class FH, 2.88%, 4/20/2038 (f)	2,018	2,044
Series 2014-117, Class FP, 2.58%, 6/20/2043 (f)	2,180	2,179
GSR Mortgage Loan Trust Series 2004-11, Class 2A2, 4.42%, 9/25/2034 (f)	289	290
Homeward Opportunities Fund I Trust Series 2018-1, Class A1, 3.77%, 6/25/2048 (c) (f)	3,264	3,264
Impac CMB Trust
Series 2004-6, Class 1A2, 3.06%, 10/25/2034 (f)	89	87
Series 2005-2, Class 2A2, 3.08%, 4/25/2035 (f)	433	417
Series 2005-4, Class 2A2, 3.04%, 5/25/2035 (f)	348	331
Series 2005-4, Class 2M2, 3.41%, 5/25/2035 (f)	246	227
Series 2005-4, Class 2B1, 4.76%, 5/25/2035 ‡ (f)	368	352
JP Morgan Alternative Loan Trust Series 2007-A2, Class 12A3, 2.47%, 6/25/2037 (f)	527	525
JP Morgan Mortgage Trust
Series 2005-A8, Class 2A3, 4.21%, 11/25/2035 (f)	224	219
Series 2006-A7, Class 2A2, 3.92%, 1/25/2037 (f)	1,386	1,331
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1, 4.46%, 4/21/2034 (f)	253	260
MASTR Alternative Loan Trust
Series 2004-6, Class 8A1, 5.50%, 7/25/2034	98	99
Merrill Lynch Mortgage Investors Trust Series 2005-1, Class 2A1, 4.11%, 4/25/2035 (f)	57	56

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	17

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Collateralized Mortgage Obligations — continued
United States — continued
Merrill Lynch Mortgage Investors Trust MLMI
Series 2003-A4, Class 3A, 4.40%, 5/25/2033 (f)	115	114
Series 2005-A2, Class A3, 3.54%, 2/25/2035 (f)	51	52
Morgan Stanley Mortgage Loan Trust
Series 2004-5AR, Class 4A, 4.28%, 7/25/2034 (f)	109	107
Series 2004-7AR, Class 2A6, 4.35%, 9/25/2034 (f)	285	293
Series 2004-11AR, Class 1A2A, 2.59%, 1/25/2035 (f)	245	241
MortgageIT Trust Series 2005-1, Class 1B1, 3.78%, 2/25/2035 ‡ (f)	349	335
OBX Trust Series 2018-EXP1, Class 2A1B, 3.13%, 4/25/2048 (c) (f)	2,235	2,227
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
Series 2005-4, Class 1A2, 2.67%, 11/25/2035 (f)	394	389
Series 2005-5, Class 1APT, 2.56%, 12/25/2035 (f)	745	692
Opteum Mortgage Acceptance Corp. Trust
Series 2006-1, Class 1APT, 2.49%, 4/25/2036 (f)	869	812
Series 2006-1, Class 1AC1, 2.58%, 4/25/2036 (f)	620	597
PNMAC GMSR Issuer Trust Series 2018-GT1, Class A, 5.13%, 2/25/2023 (c) (f)	2,245	2,269
RALI Trust
Series 2006-QS18, Class 3A1, 5.75%, 12/25/2021	57	54
Series 2006-QS3, Class 1A10, 6.00%, 3/25/2036	749	696
Residential Asset Securitization Trust Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	2,931	2,442
RFMSI Trust
Series 2003-S16, Class A2, 4.50%, 9/25/2018	1	1
Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	713	676
Series 2007-S6, Class 2A5, 2.78%, 6/25/2037 (f)	2,648	2,215
Starwood Mortgage Residential Trust Series 2018-IMC1, Class A1, 3.79%, 3/25/2048 (c) (f)	3,661	3,661
Toorak Mortgage Corp. Ltd. Series 2018-1, Class A1, 4.34%, 8/25/2021 (c) (h)	660	660

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Verus Securitization Trust Series 2018-2, Class A1, 3.68%, 6/1/2058 (c) (f)	3,675	3,659
WaMu Mortgage Pass-Through Certificates Series 2005-AR8, Class 2AB2, 3.12%, 7/25/2045 (f)	2,186	2,187
WaMu Mortgage Pass-Through Certificates Trust
Series 2004-CB2, Class 5A, 5.00%, 7/25/2019	8	8
Series 2005-AR3, Class A1, 3.66%, 3/25/2035 (f)	661	650
Series 2005-AR5, Class A6, 3.89%, 5/25/2035 (f)	447	450
Series 2005-AR7, Class A3, 4.08%, 8/25/2035 (f)	347	350
Series 2005-AR10, Class 1A3, 4.13%, 9/25/2035 (f)	226	230
Series 2005-AR14, Class 1A4, 3.76%, 12/25/2035 (f)	326	328
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-H, Class A1, 4.73%, 9/25/2033 (f)	142	144
Series 2003-K, Class 1A1, 4.69%, 11/25/2033 (f)	193	196
Series 2003-M, Class A1, 4.47%, 12/25/2033 (f)	212	218
Series 2004-H, Class A1, 4.42%, 6/25/2034 (f)	107	109
Series 2004-K, Class 1A2, 4.48%, 7/25/2034 (f)	56	57
Series 2004-N, Class A7, 4.60%, 8/25/2034 (f)	136	138
Series 2004-Z, Class 2A2, 3.89%, 12/25/2034 (f)	148	151
Series 2004-EE, Class 2A2, 4.44%, 12/25/2034 (f)	84	87
Series 2004-DD, Class 1A1, 3.78%, 1/25/2035 (f)	270	281
Series 2004-CC, Class A1, 3.84%, 1/25/2035 (f)	542	555
Series 2005-AR1, Class 1A1, 3.84%, 2/25/2035 (f)	747	765
Series 2005-AR2, Class 3A1, 3.91%, 3/25/2035 (f)	80	81
Series 2005-AR2, Class 2A2, 4.00%, 3/25/2035 (f)	234	239
Series 2005-AR3, Class 1A1, 4.43%, 3/25/2035 (f)	321	331
Series 2005-AR10, Class 2A1, 4.31%, 6/25/2035 (f)	375	386

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Collateralized Mortgage Obligations — continued
United States — continued
Series 2005-AR14, Class A1, 4.54%, 8/25/2035 (f)	379	385
Series 2005-AR16, Class 6A3, 4.48%, 10/25/2035 (f)	177	179
Series 2005-17, Class 2A1, 5.50%, 1/25/2036	1,248	1,247
Series 2006-AR3, Class A3, 4.02%, 3/25/2036 (f)	143	143
Series 2006-AR2, Class 2A3, 4.08%, 3/25/2036 (f)	40	41
Series 2006-AR6, Class 7A1, 4.51%, 3/25/2036 (f)	419	426

Total Collateralized Mortgage Obligations (Cost $329,763)		325,439

Foreign Government Securities — 8.0%
Albania — 0.0% (b)
Republic of Albania
3.50%, 10/9/2025 (c)	EUR 191	216

Angola — 0.1%
Republic of Angola
7.00%, 8/17/2019 (a)	498	499
9.50%, 11/12/2025 (a)	200	220
8.25%, 5/9/2028 (a)	210	210
9.38%, 5/8/2048 (a)	400	401

		1,330

Argentina — 0.1%
Bonos de la Nacion Argentina con Ajuste por CER 4.06%, 3/6/2020	ARS 8,781	289
Provincia de Buenos Aires
5.75%, 6/15/2019 (a)	600	594
9.95%, 6/9/2021 (a)	150	147
Provincia de Cordoba 7.13%, 6/10/2021 (a)	150	138
Republic of Argentina
6.88%, 4/22/2021	150	144
6.63%, 7/6/2028	650	518
8.28%, 12/31/2033	276	238
7.63%, 4/22/2046	175	138
6.88%, 1/11/2048	242	179
7.13%, 6/28/2117	18	13

		2,398

Australia — 0.1%
Republic of Australia
2.75%, 4/21/2024 (a)	AUD 1,422	1,030
2.75%, 6/21/2035 (a)	AUD 765	530

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Australia — continued
3.00%, 3/21/2047 (a)	AUD 522	361

		1,921

Azerbaijan — 0.0% (b)
Republic of Azerbaijan
4.75%, 3/18/2024 (a)	300	295
3.50%, 9/1/2032 (c)	350	287
3.50%, 9/1/2032 (a)	200	164

		746

Belarus — 0.0% (b)
Republic of Belarus
6.88%, 2/28/2023 (a)	200	206
7.63%, 6/29/2027 (a)	200	211
7.63%, 6/29/2027 (c)	430	455

		872

Belgium — 0.2%
Belgium Government Bond
0.50%, 10/22/2024 (a)	EUR1,260	1,451
0.80%, 6/22/2025 (a)	EUR1,660	1,940
0.80%, 6/22/2027 (a)	EUR 455	522
1.00%, 6/22/2031 (a)	EUR1,585	1,784
1.90%, 6/22/2038 (a)	EUR1,176	1,433
1.60%, 6/22/2047 (a)	EUR 247	272
2.15%, 6/22/2066 (a)	EUR 210	247

		7,649

Bermuda — 0.0% (b)
Republic of Bermuda
4.85%, 2/6/2024 (a)	200	205

Bolivia, Plurinational State of — 0.0% (b)
Plurinational State of Bolivia
4.50%, 3/20/2028 (a)	250	223

Brazil — 0.0% (b)
Federative Republic of Brazil
6.00%, 4/7/2026	250	262
4.63%, 1/13/2028	300	282
5.00%, 1/27/2045	500	417

		961

Canada — 0.1%
Canada Government Bond
0.75%, 3/1/2021	CAD 310	227
5.00%, 6/1/2037	CAD 450	466
4.00%, 6/1/2041	CAD 400	380

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	19

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Foreign Government Securities — continued
Canada — continued
3.50%, 12/1/2045	CAD 274	247
2.75%, 12/1/2048	CAD 360	286
2.75%, 12/1/2064	CAD 100	81

		1,687

China — 0.2%
China Development Bank 0.38%, 11/16/2021 (a)	EUR 1,270	1,434
Export-Import Bank of China (The) 0.75%, 5/28/2023 (a)	EUR 3,800	4,286
People’s Republic of China 2.36%, 8/18/2021 (a)	CNY 1,000	138

		5,858

Colombia — 0.1%
Republic of Colombia
4.00%, 2/26/2024	300	296
3.88%, 4/25/2027	200	190
5.00%, 6/15/2045	800	759

		1,245

Costa Rica — 0.0% (b)
Instituto Costarricense de Electricidad 6.38%, 5/15/2043 (a)	200	142
Republic of Costa Rica 4.38%, 4/30/2025 (a)	200	164

		306

Croatia — 0.0% (b)
Republic of Croatia
6.38%, 3/24/2021 (a)	400	420
6.00%, 1/26/2024 (a)	262	282

		702

Denmark — 0.1%
Kingdom of Denmark
0.25%, 11/15/2020	DKK 1,930	298
0.50%, 11/15/2027	DKK 4,650	716
4.50%, 11/15/2039	DKK 3,070	800

		1,814

Dominican Republic — 0.0% (b)
Government of Dominican Republic
5.88%, 4/18/2024 (a)	200	203
6.88%, 1/29/2026 (a)	550	577
7.45%, 4/30/2044 (a)	200	208

		988

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ecuador — 0.0% (b)
Republic of Ecuador
10.50%, 3/24/2020 (a)	300	307
10.75%, 3/28/2022 (a)	200	206
8.88%, 10/23/2027 (a)	350	311

		824

Egypt — 0.1%
Republic of Egypt
6.13%, 1/31/2022 (a)	200	198
5.88%, 6/11/2025 (a)	500	468
8.50%, 1/31/2047 (a)	400	377
7.90%, 2/21/2048 (a)	500	448

		1,491

El Salvador — 0.1%
Republic of El Salvador
7.38%, 12/1/2019 (a)	450	449
7.75%, 1/24/2023 (a)	150	151
5.88%, 1/30/2025 (a)	90	80
6.38%, 1/18/2027 (a)	100	89
8.25%, 4/10/2032 (a)	150	147
7.65%, 6/15/2035 (a)	87	80
7.63%, 2/1/2041 (a)	350	318

		1,314

Ethiopia — 0.0% (b)
Republic of Ethiopia 6.63%, 12/11/2024 (a)	400	389

France — 0.5%
Caisse d’Amortissement de la Dette Sociale 1.88%, 7/28/2020 (a)	3,300	3,232
Republic of France
2.25%, 5/25/2024 (a)	EUR 1,136	1,441
0.25%, 11/25/2026 (a)	EUR 1,193	1,327
2.50%, 5/25/2030 (a)	EUR 1,914	2,557
1.50%, 5/25/2031 (a)	EUR 2,288	2,755
1.75%, 6/25/2039 (a)	EUR 360	436
3.25%, 5/25/2045 (a)	EUR 2,309	3,601
2.00%, 5/25/2048 (a)	EUR 1,025	1,263
1.75%, 5/25/2066 (a)	EUR 669	739

		17,351

Gabon — 0.0% (b)
Republic of Gabonese
6.38%, 12/12/2024 (a)	400	364
6.95%, 6/16/2025 (a)	200	183

		547

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Foreign Government Securities — continued
Germany — 0.0% (b)
Federal Republic of Germany 2.50%, 8/15/2046 (a)	EUR 211	327

Ghana — 0.0% (b)
Republic of Ghana
8.63%, 6/16/2049 (a)	400	375

Honduras — 0.0% (b)
Republic of Honduras
8.75%, 12/16/2020 (a)	300	322
6.25%, 1/19/2027 (a)	300	295

		617

Hungary — 0.1%
Republic of Hungary
5.75%, 11/22/2023	174	186
5.38%, 3/25/2024	700	742
3.00%, 6/26/2024	HUF27,640	97
5.50%, 6/24/2025	HUF 172,400	685

		1,710

Indonesia — 0.1%
Republic of Indonesia
2.88%, 7/8/2021 (a)	EUR1,200	1,427
5.88%, 1/15/2024 (a)	300	315
4.35%, 1/8/2027 (a)	200	192
6.75%, 1/15/2044 (a)	200	230

		2,164

Iraq — 0.0% (b)
Republic of Iraq
6.75%, 3/9/2023 (a)	400	390
5.80%, 1/15/2028 (a)	650	596

		986

Italy — 0.8%
Republic of Italy
0.65%, 11/1/2020	EUR1,913	2,137
0.45%, 6/1/2021 (a)	EUR3,194	3,510
0.10%, 5/15/2022 (a)	EUR1,639	1,782
0.95%, 3/1/2023	EUR5,583	5,935
1.50%, 6/1/2025	EUR4,026	4,166
3.40%, 9/15/2026 (a)	EUR746	908
4.75%, 9/1/2028 (a)	EUR2,331	2,949
1.65%, 3/1/2032 (a)	EUR3,223	2,960
2.25%, 9/1/2036 (a)	EUR1,786	1,670
4.75%, 9/1/2044 (a)	EUR702	889

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Italy — continued
3.45%, 3/1/2048 (a)	EUR833	865
2.80%, 3/1/2067 (a)	EUR142	129

		27,900

Ivory Coast — 0.0% (b)
Republic of Cote d’Ivoire
5.75%, 12/31/2032 (a) (h)	278	251
6.63%, 3/22/2048 (a)	EUR 100	101

		352

Jamaica — 0.0% (b)
Government of Jamaica
6.75%, 4/28/2028	200	216
8.00%, 3/15/2039	200	232
7.88%, 7/28/2045	200	232

		680

Japan — 3.0%
Government of Japan
0.10%, 12/15/2018	JPY 171,600	1,521
0.20%, 12/20/2018	JPY 161,650	1,433
1.30%, 12/20/2018	JPY 161,250	1,432
0.10%, 1/15/2020	JPY 940,500	8,359
0.10%, 12/20/2020	JPY 1,197,800	10,670
0.10%, 12/20/2021	JPY 1,889,850	16,864
0.80%, 9/20/2022	JPY 139,900	1,283
0.50%, 9/20/2024	JPY 844,550	7,724
0.10%, 6/20/2026	JPY 510,150	4,552
1.60%, 3/20/2032	JPY 917,900	9,505
1.50%, 6/20/2034	JPY 646,900	6,655
0.70%, 3/20/2037	JPY 684,800	6,195
0.60%, 9/20/2037	JPY 876,200	7,757
1.40%, 12/20/2045	JPY 499,050	5,034
0.80%, 12/20/2047	JPY 733,500	6,399
0.90%, 3/20/2057	JPY 4,200	36
Japan Bank for International Cooperation 3.13%, 7/20/2021	1,298	1,292
Japan Finance Organization for Municipalities
2.13%, 4/13/2021 (a)	1,800	1,744
0.88%, 9/22/2021 (a)	EUR 2,800	3,244
3.25%, 4/24/2023 (c)	1,890	1,871
Japan Government Bond
0.10%, 12/20/2026	JPY390,100	3,475
2.00%, 9/20/2040	JPY 23,750	265
1.50%, 3/20/2045	JPY 19,750	203

		107,513

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	21

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Foreign Government Securities — continued
Jordan — 0.0% (b)
Hashemite Kingdom of Jordan
7.38%, 10/10/2047 (a)	650	586

Kazakhstan — 0.0% (b)
Republic of Kazakhstan
Zero Coupon, 3/15/2019 ‡ (c)	KZT 283,000	754
3.88%, 10/14/2024 (a)	200	200
6.50%, 7/21/2045 (a)	200	238

		1,192

Kenya — 0.0% (b)
Republic of Kenya
5.88%, 6/24/2019 (a)	260	261
6.88%, 6/24/2024 (a)	200	195
7.25%, 2/28/2028 (a)	400	377
8.25%, 2/28/2048 (a)	200	182

		1,015

Kuwait — 0.0% (b)
Kuwait Government Bond
2.75%, 3/20/2022 (a)	700	680

Lebanon — 0.1%
Republic of Lebanon
5.15%, 11/12/2018 (a)	460	459
5.45%, 11/28/2019 (a)	301	289
6.38%, 3/9/2020	364	349
5.80%, 4/14/2020 (a)	400	379
8.25%, 4/12/2021 (a)	101	96
6.00%, 1/27/2023 (a)	187	161
6.65%, 11/3/2028 (a)	245	193

		1,926

Macedonia, the Former Yugoslav Republic of — 0.0% (b)
Former Yugoslav Republic of Macedonia
2.75%, 1/18/2025 (c)	EUR 114	125
Republic of Macedonia
2.75%, 1/18/2025 (a)	EUR 100	110

		235

Mexico — 0.1%
United Mexican States
2.38%, 4/9/2021	EUR2,400	2,853
4.15%, 3/28/2027	200	191
7.50%, 6/3/2027	MXN6,760	308
4.75%, 3/8/2044	100	88
5.55%, 1/21/2045	170	168
4.60%, 1/23/2046	200	174

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mexico — continued
5.75%, 10/12/2110	100	93

		3,875

Mongolia — 0.0% (b)
Mongolia Government Bond
10.88%, 4/6/2021 (a)	200	222
5.63%, 5/1/2023 (c)	260	246
8.75%, 3/9/2024 (a)	200	214

		682

Montenegro — 0.0% (b)
Republic of Montenegro
3.38%, 4/21/2025 (c)	EUR 100	112

Nigeria — 0.0% (b)
Republic of Nigeria
6.75%, 1/28/2021 (a)	200	206
6.50%, 11/28/2027 (a)	500	459
7.63%, 11/28/2047 (c)	280	247

		912

Norway — 0.1%
Kommunalbanken A/S
2.50%, 4/17/2020 (c)	1,490	1,480

Oman — 0.0% (b)
Oman Government Bond
4.13%, 1/17/2023 (a)	200	192
4.75%, 6/15/2026 (a)	300	276
5.38%, 3/8/2027 (a)	400	377

		845

Pakistan — 0.0% (b)
Republic of Pakistan
7.25%, 4/15/2019 (a)	600	601

Panama — 0.0% (b)
Republic of Panama
6.70%, 1/26/2036	300	360
4.30%, 4/29/2053	700	627

		987

Paraguay — 0.0% (b)
Republic of Paraguay
4.63%, 1/25/2023 (a)	200	200
5.00%, 4/15/2026 (a)	200	199
6.10%, 8/11/2044 (a)	150	151
5.60%, 3/13/2048 (a)	200	190

		740

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Foreign Government Securities — continued
Peru — 0.0% (b)
Republic of Peru
8.75%, 11/21/2033	100	143

Qatar — 0.1%
State of Qatar
5.25%, 1/20/2020 (a)	3,600	3,673
3.88%, 4/23/2023 (c)	860	862

		4,535

Romania — 0.0% (b)
Republic of Romania
4.38%, 8/22/2023 (a)	300	299
4.88%, 1/22/2024 (a)	150	152
5.13%, 6/15/2048 (a)	200	185

		636

Russia — 0.0% (b)
Russian Federation
4.88%, 9/16/2023 (a)	600	613
5.88%, 9/16/2043 (a)	600	629

		1,242

Saudi Arabia — 0.1%
Kingdom of Saudi Arabia
2.38%, 10/26/2021 (a)	3,700	3,529
4.63%, 10/4/2047 (a)	300	275
5.00%, 4/17/2049 (a)	271	260

		4,064

Senegal — 0.0% (b)
Republic of Senegal
6.25%, 5/23/2033 (a)	600	516

Serbia — 0.1%
Republic of Serbia
4.88%, 2/25/2020 (a)	775	781
7.25%, 9/28/2021 (a)	600	646

		1,427

South Africa — 0.0% (b)
Republic of South Africa
5.88%, 5/30/2022	100	102
4.30%, 10/12/2028	400	341
6.50%, 2/28/2041	ZAR 5,401	246
6.25%, 3/8/2041	100	93
5.38%, 7/24/2044	460	382

		1,164

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

South Korea — 0.1%
Export-Import Bank of Korea 4.38%, 9/15/2021	2,900	2,959

Spain — 0.6%
Kingdom of Spain
0.05%, 1/31/2021	EUR 1,597	1,813
0.40%, 4/30/2022	EUR 3,950	4,507
1.60%, 4/30/2025 (a)	EUR 3,324	3,925
1.50%, 4/30/2027 (a)	EUR 716	820
1.45%, 10/31/2027 (a)	EUR 3,156	3,581
1.95%, 7/30/2030 (a)	EUR 2,679	3,092
4.70%, 7/30/2041 (a)	EUR 818	1,299
2.90%, 10/31/2046 (a)	EUR 645	774
2.70%, 10/31/2048 (a)	EUR 194	221
3.45%, 7/30/2066 (a)	EUR 200	255

		20,287

Sri Lanka — 0.0% (b)
Republic of Sri Lanka
6.25%, 10/4/2020 (a)	400	383
5.75%, 4/18/2023 (a)	400	360
6.85%, 11/3/2025 (a)	200	181

		924

Sweden — 0.1%
Kingdom of Sweden
5.00%, 12/1/2020	SEK 1,630	198
1.50%, 11/13/2023 (a)	SEK 4,690	549
0.75%, 5/12/2028	SEK 2,990	331
3.50%, 3/30/2039	SEK 1,310	200
Svensk Exportkredit AB 2.88%, 3/14/2023	3,300	3,253

		4,531

Turkey — 0.1%
Republic of Turkey
7.00%, 3/11/2019	300	301
3.25%, 3/23/2023	738	633
4.25%, 4/14/2026	300	248
4.88%, 4/16/2043	400	285

		1,467

Ukraine — 0.1%
Republic of Ukraine
7.75%, 9/1/2019 (a)	104	104
7.75%, 9/1/2020 (a)	150	149
8.99%, 2/1/2024 (c)	400	396
7.75%, 9/1/2024 (a)	250	235

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	23

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Foreign Government Securities — continued
Ukraine — continued
7.38%, 9/25/2032 (a)	828	690
0.00%, 5/31/2040 (a)	920	470

		2,044

United Kingdom — 0.7%
U.K. Treasury Bonds 2.00%, 9/7/2025 (a)	GBP 280	378
United Kingdom Gilt
1.50%, 1/22/2021 (a)	GBP 2,580	3,352
0.50%, 7/22/2022 (a)	GBP 3,170	3,994
4.25%, 6/7/2032 (a)	GBP 2,367	3,995
1.75%, 9/7/2037 (a)	GBP 4,974	6,292
4.75%, 12/7/2038 (a)	GBP 264	505
4.25%, 12/7/2046 (a)	GBP 96	186
1.50%, 7/22/2047 (a)	GBP 2,780	3,266
3.75%, 7/22/2052 (a)	GBP 129	245
1.75%, 7/22/2057 (a)	GBP 2,360	2,977
2.50%, 7/22/2065 (a)	GBP 185	291

		25,481

Uruguay — 0.0% (b)
Republic of Uruguay
4.38%, 10/27/2027	100	99
7.88%, 1/15/2033	400	521
4.98%, 4/20/2055	330	305

		925

Venezuela, Bolivarian Republic of — 0.0% (b)
Republic of Venezuela
7.75%, 10/13/2019 (a) (j)	130	32
6.00%, 12/9/2020 (a) (j)	120	29
12.75%, 8/23/2022 (a) (j)	180	46
7.65%, 4/21/2025 (a) (j)	330	81
11.75%, 10/21/2026 (a) (j)	270	69
9.25%, 5/7/2028 (a) (j)	430	108

		365

Vietnam — 0.0% (b)
Republic of Vietnam 4.80%, 11/19/2024 (a)	200	202

Total Foreign Government Securities (Cost $297,933)		282,441

Corporate Bonds — 4.9%
Argentina — 0.0% (b)
Pampa Energia SA
7.38%, 7/21/2023 (a)	75	69
7.50%, 1/24/2027 (a)	150	131

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Argentina — continued
YPF SA
8.50%, 3/23/2021 (a)	173	174
7.00%, 12/15/2047 (c)	70	53

		427

Australia — 0.0% (b)
FMG Resources August 2006 Pty. Ltd.
4.75%, 5/15/2022 (c)	113	109
5.13%, 5/15/2024 (c)	115	109
Nufarm Australia Ltd. 5.75%, 4/30/2026 (c)	40	37

		255

Azerbaijan — 0.0% (b)
State Oil Co. of the Azerbaijan Republic 6.95%, 3/18/2030 (a)	500	529

Bahrain — 0.0% (b)
Batelco International Finance No. 1 Ltd. 4.25%, 5/1/2020 (a)	300	293

Brazil — 0.0% (b)
Cemig Geracao e Transmissao SA
9.25%, 12/5/2024 (c)	200	213
JSL Europe SA
7.75%, 7/26/2024 (c)	230	213

		426

Canada — 0.2%
Athabasca Oil Corp. 9.88%, 2/24/2022 (c)	301	300
Baytex Energy Corp. 5.63%, 6/1/2024 (c)	49	44
Bombardier, Inc.
6.00%, 10/15/2022 (c)	745	731
6.13%, 1/15/2023 (c)	383	378
7.50%, 3/15/2025 (c)	218	218
Concordia International Corp. 8.00%, 9/6/2024	421	412
Garda World Security Corp.
7.25%, 11/15/2021 (c)	34	34
8.75%, 5/15/2025 (c)	1,360	1,278
Gateway Casinos & Entertainment Ltd. 8.25%, 3/1/2024 (c)	402	422
Gran Tierra Energy International Holdings Ltd. 6.25%, 2/15/2025 (c)	200	191
Hudbay Minerals, Inc. 7.25%, 1/15/2023 (c)	95	95
Intertape Polymer Group, Inc. 7.00%, 10/15/2026 (c)	199	199
Jupiter Resources, Inc. 8.50%, 10/1/2022 (c)	117	43
Kronos Acquisition Holdings, Inc. 9.00%, 8/15/2023 (c)	198	173

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued
Canada — continued
Mattamy Group Corp. 6.88%, 12/15/2023 (c)	90	88
MEG Energy Corp. 6.38%, 1/30/2023 (c)	150	145
NOVA Chemicals Corp.
4.88%, 6/1/2024 (c)	307	282
5.00%, 5/1/2025 (c)	292	266
Open Text Corp.
5.63%, 1/15/2023 (c)	73	74
5.88%, 6/1/2026 (c)	288	289
Precision Drilling Corp. 7.13%, 1/15/2026 (c)	96	95
Quebecor Media, Inc. 5.75%, 1/15/2023	85	85
Seven Generations Energy Ltd. 5.38%, 9/30/2025 (c)	131	122
Stars Group Holdings BV 7.00%, 7/15/2026 (c)	164	166
Teck Resources Ltd.
6.13%, 10/1/2035	165	167
6.00%, 8/15/2040	260	254
Videotron Ltd. 5.38%, 6/15/2024 (c)	110	110

		6,661

Chile — 0.0% (b)
Empresa Nacional del Petroleo
3.75%, 8/5/2026 (a)	200	184
5.25%, 11/6/2029 (c)	200	200

		384

China — 0.1%
China Development Bank 2.63%, 1/24/2022 (a)	3,000	2,897
China Minmetals Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%, 11/13/2022 (a) (i) (k) (l)	200	184
Chinalco Capital Holdings Ltd. 4.00%, 8/25/2021 (a)	200	192
CNAC HK Finbridge Co. Ltd. 4.13%, 7/19/2027 (a)	200	185
Guangxi Communications Investment Group Co. Ltd. 3.00%, 11/4/2019 (a)	200	195
Hongkong International Qingdao Co. Ltd. 4.25%, 12/4/2022 (a)	250	231
Huarong Finance II Co. Ltd. 2.75%, 6/3/2019 (a)	200	198
Minmetals Bounteous Finance BVI Ltd. 4.20%, 7/27/2026 (a)	200	191

		4,273

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colombia — 0.0% (b)
Ecopetrol SA
5.88%, 9/18/2023	200	209
5.38%, 6/26/2026	298	300
Geopark Ltd. 6.50%, 9/21/2024 (c)	200	199

		708

Congo, Democratic Republic of the — 0.0% (b)
HTA Group Ltd. 9.13%, 3/8/2022 (a)	240	245

Costa Rica — 0.0% (b)
Banco Nacional de Costa Rica 5.88%, 4/25/2021 (a)	200	192

Denmark — 0.0% (b)
DKT Finance ApS 9.38%, 6/17/2023 (c)	85	89

Ecuador — 0.0% (b)
Petroamazonas EP
4.63%, 2/16/2020 (a)	200	194
4.63%, 11/6/2020 (c)	450	423

		617

Finland — 0.0% (b)
Nokia OYJ 4.38%, 6/12/2027	258	243

France — 0.3%
Altice France SA
6.25%, 5/15/2024 (c)	450	432
7.38%, 5/1/2026 (c)	334	321
Dexia Credit Local SA
0.75%, 1/25/2023 (a)	EUR 1,200	1,391
1.63%, 12/8/2023 (a)	GBP 2,800	3,582
1.25%, 11/26/2024 (a)	EUR 2,100	2,481
Societe Generale SA (USD Swap Semi 5 Year + 6.24%), 7.38%, 9/13/2021 (c) (i) (k) (l)	200	203

		8,410

Georgia — 0.0% (b)
Georgian Railway JSC 7.75%, 7/11/2022 (a)	200	211

Germany — 0.0% (b)
Unitymedia GmbH 6.13%, 1/15/2025 (c)	175	180

Ghana — 0.0% (b)
Tullow Oil plc 7.00%, 3/1/2025 (c)	456	447

Hong Kong — 0.0% (b)
King Power Capital Ltd. 5.63%, 11/3/2024 (a)	200	210
WTT Investment Ltd. 5.50%, 11/21/2022 (c)	410	404

		614

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	25

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued
Hungary — 0.0% (b)
MFB Magyar Fejlesztesi Bank Zrt. 6.25%, 10/21/2020 (a)	200	208

India — 0.0% (b)
IDBI Bank Ltd. 3.75%, 1/25/2019 (a)	200	199

Indonesia — 0.0% (b)
Medco Platinum Road Pte. Ltd. 6.75%, 1/30/2025 (c)	200	181
Minejesa Capital BV 4.63%, 8/10/2030 (c)	270	238
Pertamina Persero PT
6.50%, 5/27/2041 (a)	200	202
6.45%, 5/30/2044 (a)	200	199
6.50%, 11/7/2048 (c)	200	196
Perusahaan Listrik Negara PT 4.13%, 5/15/2027 (a)	200	181

		1,197

Ireland — 0.0% (b)
Ardagh Packaging Finance plc
7.25%, 5/15/2024 (c)	200	201
6.00%, 2/15/2025 (c)	450	422
Park Aerospace Holdings Ltd. 5.50%, 2/15/2024 (c)	557	551

		1,174

Italy — 0.0% (b)
Telecom Italia Capital SA
6.38%, 11/15/2033	260	238
6.00%, 9/30/2034	146	132
7.20%, 7/18/2036	77	75

		445

Japan — 0.1%
Development Bank of Japan, Inc. 3.13%, 9/6/2023 (c)	1,850	1,829

Kazakhstan — 0.1%
Kazakhstan Temir Zholy Finance BV
6.95%, 7/10/2042 (c)	250	271
6.95%, 7/10/2042 (a)	200	216
KazMunayGas National Co. JSC
3.88%, 4/19/2022 (a)	400	396
6.38%, 10/24/2048 (a)	200	203
KazMunayGas National Co. PJSC 4.75%, 4/19/2027 (a)	200	195

		1,281

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Kuwait — 0.0% (b)
Kuwait Projects Co. SPC Ltd. 4.80%, 2/5/2019 (a)	700	701

Luxembourg — 0.1%
Altice Financing SA 7.50%, 5/15/2026 (c)	465	437
Altice Luxembourg SA 7.63%, 2/15/2025 (c)	500	426
Intelsat Connect Finance SA 9.50%, 2/15/2023 (c)	374	360
Intelsat Jackson Holdings SA
5.50%, 8/1/2023	425	380
8.00%, 2/15/2024 (c)	532	557
8.50%, 10/15/2024 (c)	228	224
9.75%, 7/15/2025 (c)	171	179
Intelsat Luxembourg SA 8.13%, 6/1/2023	162	136

		2,699

Macau — 0.0% (b)
Sands China Ltd. 5.13%, 8/8/2025 (c)	200	196

Mauritius — 0.0% (b)
Liquid Telecommunications Financing plc 8.50%, 7/13/2022 (c)	260	266

Mexico — 0.2%
America Movil SAB de CV 5.00%, 10/16/2019	250	253
BBVA Bancomer SA 4.38%, 4/10/2024 (a)	200	195
Cemex SAB de CV
5.70%, 1/11/2025 (c)	545	531
6.13%, 5/5/2025 (c)	800	794
Cometa Energia SA de CV 6.38%, 4/24/2035 (c)	415	399
Controladora Mabe SA de CV 5.60%, 10/23/2028 (c)	200	194
Grupo KUO SAB de CV 5.75%, 7/7/2027 (a)	300	279
Mexico City Airport Trust 5.50%, 7/31/2047 (a)	200	158
Petroleos Mexicanos
5.50%, 1/21/2021	100	101
6.38%, 2/4/2021	2,800	2,865
4.88%, 1/24/2022	300	294
(ICE LIBOR USD 3 Month + 3.65%), 5.98%, 3/11/2022 (i)	200	208
5.38%, 3/13/2022	900	895
6.50%, 3/13/2027	209	202
5.35%, 2/12/2028 (a)	153	136
6.50%, 1/23/2029 (c)	210	201
6.75%, 9/21/2047	500	429

		8,134

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued
Morocco — 0.0% (b)
OCP SA
4.50%, 10/22/2025 (a)	243	230
6.88%, 4/25/2044 (a)	200	208

		438

Netherlands — 0.2%
Bank Nederlandse Gemeenten NV 2.50%, 2/16/2021 (c)	4,800	4,737
BNG Bank NV 4.75%, 3/6/2023 (a)	AUD 602	463
NXP BV 4.63%, 6/15/2022 (c)	200	199
UPCB Finance IV Ltd. 5.38%, 1/15/2025 (c)	185	180
Ziggo Bond Co. BV 5.88%, 1/15/2025 (c)	295	270

		5,849

Nigeria — 0.0% (b)
IHS Netherlands Holdco BV 9.50%, 10/27/2021 (a)	280	282

Norway — 0.0% (b)
DNO ASA 8.75%, 5/31/2023 (a)	200	204

Oman — 0.0% (b)
Oztel Holdings SPC Ltd. 6.63%, 4/24/2028 (a)	200	196

Peru — 0.1%
Corp. Financiera de Desarrollo SA
4.75%, 2/8/2022 (a)	200	202
4.75%, 7/15/2025 (a)	200	199
Fondo MIVIVIENDA SA 3.50%, 1/31/2023 (a)	200	192
Inkia Energy Ltd. 5.88%, 11/9/2027 (c)	230	218
Nexa Resources SA 5.38%, 5/4/2027 (a)	200	194
Petroleos del Peru SA 5.63%, 6/19/2047 (a)	400	378

		1,383

Qatar — 0.1%
ABQ Finance Ltd. 3.50%, 2/22/2022 (a)	1,290	1,250

Singapore — 0.3%
Temasek Financial I Ltd.
0.50%, 3/1/2022 (a)	EUR 2,000	2,294
3.63%, 8/1/2028 (c)	6,158	6,067

		8,361

South Africa — 0.0% (b)
Eskom Holdings SOC Ltd.
5.75%, 1/26/2021 (a)	350	336
6.75%, 8/6/2023 (a)	200	187
7.13%, 2/11/2025 (a)	200	187
8.45%, 8/10/2028 (c)	200	193

		903

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

South Korea — 0.0% (b)
Heungkuk Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/9/2047 (a) (i)	910	809

Spain — 0.0% (b)
AI Candelaria Spain SLU 7.50%, 12/15/2028 (c)	340	335

Trinidad and Tobago — 0.0% (b)
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/2019 (a)	450	420

Tunisia — 0.0% (b)
Banque Centrale de Tunisie International Bond
6.75%, 10/31/2023 (c)	EUR100	111
5.63%, 2/17/2024 (a)	EUR310	327

		438

Turkey — 0.0% (b)
Petkim Petrokimya Holding A/S 5.88%, 1/26/2023 (a)	230	210
Turkiye Garanti Bankasi A/S 5.25%, 9/13/2022 (a)	270	249

		459

Ukraine — 0.0% (b)
Eastern Michigan University
9.38%, 3/10/2023 (a) (h)	200	200
9.63%, 3/20/2025 (a) (h)	200	199

		399

United Arab Emirates — 0.0% (b)
DAE Funding LLC 4.50%, 8/1/2022 (c)	141	138
EA Partners I BV 6.88%, 9/28/2020 (a)	590	348
MAF Global Securities Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.54%), 6.37%, 3/20/2026 (a) (i) (k) (l)	220	205
Shelf Drilling Holdings Ltd. 8.25%, 2/15/2025 (c)	483	489

		1,180

United Kingdom — 0.1%
Barclays plc (USD Swap Semi 5 Year + 4.84%),
7.75%, 9/15/2023 (i) (k) (l)	211	210
4.38%, 9/11/2024	335	320
Jaguar Land Rover Automotive plc 4.50%, 10/1/2027 (c)	673	534
KCA Deutag UK Finance plc 7.25%, 5/15/2021 (c)	308	284

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	27

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued
United Kingdom — continued
NatWest Markets plc (USD Swap Semi 5 Year + 5.80%), 7.50%, 8/10/2020 (i) (k) (l)	200	203
(USD Swap Semi 5 Year + 7.60%), 8.63%, 8/15/2021 (i) (k) (l)	200	210
6.13%, 12/15/2022	450	466
6.00%, 12/19/2023	330	339
Virgin Media Secured Finance plc 5.25%, 1/15/2026 (c)	200	187

		2,753

United States — 3.0%
Acadia Healthcare Co., Inc.
5.63%, 2/15/2023	61	61
6.50%, 3/1/2024	175	178
ACE Cash Express, Inc. 12.00%, 12/15/2022 (c)	394	408
ADT Security Corp. (The) 4.13%, 6/15/2023	655	608
AECOM 5.13%, 3/15/2027	362	337
Ahern Rentals, Inc. 7.38%, 5/15/2023 (c)	255	236
AK Steel Corp.
6.38%, 10/15/2025	305	272
7.00%, 3/15/2027	40	35
Albertsons Cos. LLC
6.63%, 6/15/2024	765	723
5.75%, 3/15/2025	210	185
Alcoa Nederland Holding BV 6.75%, 9/30/2024 (c)	202	212
Alliance Data Systems Corp. 5.38%, 8/1/2022 (c)	552	554
Allison Transmission, Inc. 4.75%, 10/1/2027 (c)	202	186
Ally Financial, Inc.
5.13%, 9/30/2024	120	122
5.75%, 11/20/2025	176	180
8.00%, 11/1/2031	173	208
Altice US Finance I Corp.
5.38%, 7/15/2023 (c)	665	665
5.50%, 5/15/2026 (c)	772	752
AMC Entertainment Holdings, Inc.
5.75%, 6/15/2025	223	206
5.88%, 11/15/2026	73	67
6.13%, 5/15/2027	99	91
AMC Networks, Inc. 4.75%, 8/1/2025	203	189
American Axle & Manufacturing, Inc.
6.25%, 4/1/2025	646	610
6.50%, 4/1/2027	516	491

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
AmeriGas Partners LP
5.50%, 5/20/2025	170	159
5.88%, 8/20/2026	127	120
Andeavor Logistics LP Series A, (ICE LIBOR USD 3 Month + 4.65%), 6.88%, 2/15/2023 (i) (k) (l)	220	213
Antero Resources Corp. 5.13%, 12/1/2022	306	304
Arconic, Inc.
5.13%, 10/1/2024	248	243
5.90%, 2/1/2027	242	239
Avaya, Inc. 7.00%, 4/1/2019 ‡ (j)	561	—	(e)
Avis Budget Car Rental LLC
6.38%, 4/1/2024 (c)	63	60
5.25%, 3/15/2025 (c)	212	190
B&G Foods, Inc. 5.25%, 4/1/2025	196	187
Banff Merger Sub, Inc. 9.75%, 9/1/2026 (c)	243	235
Bank of America Corp. Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (i) (k) (l)	218	224
Bausch Health Cos., Inc.
7.50%, 7/15/2021 (c)	152	154
5.50%, 3/1/2023 (c)	185	175
5.88%, 5/15/2023 (c)	252	241
7.00%, 3/15/2024 (c)	118	124
6.13%, 4/15/2025 (c)	771	709
5.50%, 11/1/2025 (c)	123	121
9.00%, 12/15/2025 (c)	732	763
8.50%, 1/31/2027 (c)	191	194
Berry Global, Inc.
5.50%, 5/15/2022	40	40
4.50%, 2/15/2026 (c)	155	145
Big River Steel LLC 7.25%, 9/1/2025 (c)	60	63
Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (c)	209	204
Boyd Gaming Corp. 6.38%, 4/1/2026	296	293
Boyne USA, Inc. 7.25%, 5/1/2025 (c)	250	261
Brink’s Co. (The) 4.63%, 10/15/2027 (c)	135	124
Bristow Group, Inc.
6.25%, 10/15/2022	129	95
8.75%, 3/1/2023 (c)	150	141
Buckeye Partners LP (ICE LIBOR USD 3 Month + 4.02%), 6.38%, 1/22/2078 (i)	250	229
BWAY Holding Co. 5.50%, 4/15/2024 (c)	115	110
Cablevision Systems Corp. 8.00%, 4/15/2020	438	457
Caleres, Inc. 6.25%, 8/15/2023	102	104

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued
United States — continued
California Resources Corp.
5.50%, 9/15/2021	66	59
8.00%, 12/15/2022 (c)	288	256
Calpine Corp.
5.75%, 1/15/2025	277	247
5.25%, 6/1/2026 (c)	395	363
Camelot Finance SA 7.88%, 10/15/2024 (c)	243	241
Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	151	148
Catalent Pharma Solutions, Inc. 4.88%, 1/15/2026 (c)	68	64
CCM Merger, Inc. 6.00%, 3/15/2022 (c)	103	105
CCO Holdings LLC
5.75%, 9/1/2023	305	307
5.88%, 4/1/2024 (c)	739	746
5.38%, 5/1/2025 (c)	160	157
5.75%, 2/15/2026 (c)	564	558
5.13%, 5/1/2027 (c)	95	89
5.00%, 2/1/2028 (c)	97	91
CDW LLC 5.50%, 12/1/2024	155	157
Centene Corp.
6.13%, 2/15/2024	83	87
4.75%, 1/15/2025	455	449
CenturyLink, Inc.
Series S, 6.45%, 6/15/2021	215	220
Series T, 5.80%, 3/15/2022	245	244
Series W, 6.75%, 12/1/2023	178	181
Cequel Communications Holdings I LLC
7.75%, 7/15/2025 (c)	200	211
7.50%, 4/1/2028 (c)	555	575
Chemours Co. (The) 7.00%, 5/15/2025	189	195
Cheniere Corpus Christi Holdings LLC
7.00%, 6/30/2024	130	141
5.88%, 3/31/2025	200	205
Cheniere Energy Partners LP
5.25%, 10/1/2025	88	86
5.63%, 10/1/2026 (c)	98	97
Chesapeake Energy Corp.
7.00%, 10/1/2024	316	309
8.00%, 1/15/2025	121	123
8.00%, 6/15/2027	304	302
Cincinnati Bell, Inc. 7.00%, 7/15/2024 (c)	537	483
Cinemark USA, Inc. 4.88%, 6/1/2023	59	58
CITGO Petroleum Corp. 6.25%, 8/15/2022 (c)	156	154
Citigroup, Inc. Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (i) (k) (l)	100	102

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Claire’s Stores, Inc.
9.00%, 3/15/2019 ‡ (j)	406	198
6.13%, 3/15/2020 ‡ (c) (j)	159	78
Clear Channel Worldwide Holdings, Inc.
Series A, 7.63%, 3/15/2020	55	55
Series B, 7.63%, 3/15/2020	530	529
Series A, 6.50%, 11/15/2022	15	15
Series B, 6.50%, 11/15/2022	420	427
Clearwater Paper Corp.
4.50%, 2/1/2023	130	119
5.38%, 2/1/2025 (c)	225	206
Clearway Energy Operating LLC 5.00%, 9/15/2026	200	186
Cleveland-Cliffs, Inc.
4.88%, 1/15/2024 (c)	75	71
5.75%, 3/1/2025	75	71
CNG Holdings, Inc. 9.38%, 5/15/2020 (c)	369	357
CNX Midstream Partners LP 6.50%, 3/15/2026 (c)	77	75
Coeur Mining, Inc. 5.88%, 6/1/2024	64	61
Commercial Metals Co. 4.88%, 5/15/2023	54	53
5.38%, 7/15/2027	106	98
CommScope Technologies LLC 6.00%, 6/15/2025 (c)	222	216
CommScope, Inc. 5.50%, 6/15/2024 (c)	274	265
Community Health Systems, Inc.
5.13%, 8/1/2021	147	139
6.88%, 2/1/2022	232	117
6.25%, 3/31/2023	378	348
8.63%, 1/15/2024 (c)	229	231
8.13%, 6/30/2024 (c)	411	325
Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (c)	140	135
Constellium NV 5.75%, 5/15/2024 (c)	255	243
Cornerstone Chemical Co. 6.75%, 8/15/2024 (c)	90	87
Covanta Holding Corp. 5.88%, 3/1/2024	120	120
Crestwood Midstream Partners LP
6.25%, 4/1/2023	19	19
5.75%, 4/1/2025	161	161
Crown Americas LLC
4.75%, 2/1/2026 (c)	134	126
4.25%, 9/30/2026	25	23

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	29

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued
United States — continued
CSC Holdings LLC
6.75%, 11/15/2021	304	318
5.25%, 6/1/2024	230	222
6.63%, 10/15/2025 (c)	450	471
5.50%, 4/15/2027 (c)	188	180
5.38%, 2/1/2028 (c)	200	189
CSI Compressco LP 7.50%, 4/1/2025 (c)	105	105
Curo Group Holdings Corp. 8.25%, 9/1/2025 (c)	383	345
CVR Partners LP 9.25%, 6/15/2023 (c)	883	930
DaVita, Inc.
5.13%, 7/15/2024	319	305
5.00%, 5/1/2025	316	297
DCP Midstream LP Series A, (ICE LIBOR USD 3 Month + 5.15%), 7.37%, 12/15/2022 (i) (k) (l)	198	190
DCP Midstream Operating LP
3.88%, 3/15/2023	290	278
5.38%, 7/15/2025	143	145
6.75%, 9/15/2037 (c)	10	11
Dean Foods Co. 6.50%, 3/15/2023 (c)	199	183
Delek Logistics Partners LP 6.75%, 5/15/2025	276	273
Dell International LLC
5.88%, 6/15/2021 (c)	193	196
7.13%, 6/15/2024 (c)	162	171
Denbury Resources, Inc.
9.25%, 3/31/2022 (c)	198	206
5.50%, 5/1/2022	56	49
7.50%, 2/15/2024 (c)	217	212
Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	164	162
Diamondback Energy, Inc. 4.75%, 11/1/2024 (c)	124	121
Diebold Nixdorf, Inc. 8.50%, 4/15/2024	402	249
DISH DBS Corp.
5.13%, 5/1/2020	300	301
6.75%, 6/1/2021	475	480
5.88%, 7/15/2022	63	60
5.00%, 3/15/2023	140	122
Dole Food Co., Inc. 7.25%, 6/15/2025 (c)	438	420
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (c)	437	445
Eldorado Resorts, Inc.
6.00%, 4/1/2025	310	306
6.00%, 9/15/2026 (c)	145	142

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Embarq Corp. 8.00%, 6/1/2036	1,285	1,224
EMI Music Publishing Group North America Holdings, Inc. 7.63%, 6/15/2024 (c)	120	129
Endo Dac
6.00%, 7/15/2023 (c)	323	278
6.00%, 2/1/2025 (c) (h)	200	168
Endo Finance LLC 5.38%, 1/15/2023 (c) (h)	250	213
Energy Transfer LP
4.25%, 3/15/2023	132	131
5.88%, 1/15/2024	183	192
5.50%, 6/1/2027	115	117
Energy Transfer Operating LP Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (i) (k) (l)	195	181
EnLink Midstream Partners LP
Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (i) (k) (l)	205	179
4.40%, 4/1/2024	90	86
4.15%, 6/1/2025	119	111
4.85%, 7/15/2026	51	48
5.60%, 4/1/2044	110	93
Ensco plc
8.00%, 1/31/2024	200	197
4.50%, 10/1/2024	55	45
5.20%, 3/15/2025	288	236
7.75%, 2/1/2026	105	98
5.75%, 10/1/2044	13	9
Enterprise Development Authority (The) 12.00%, 7/15/2024 (c)	800	762
Enterprise Products Operating LLC
Series D, (ICE LIBOR USD 3 Month + 2.99%), 4.87%, 8/16/2077 (i)	76	70
(ICE LIBOR USD 3 Month + 2.57%), 5.38%, 2/15/2078 (i)	124	111
Envision Healthcare Corp. 8.75%, 10/15/2026 (c)	379	368
EP Energy LLC
9.38%, 5/1/2020	267	261
8.00%, 11/29/2024 (c)	305	294
8.00%, 2/15/2025 (c)	446	300
7.75%, 5/15/2026 (c)	268	267
Equinix, Inc. REIT, 5.75%, 1/1/2025	488	497
ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (c)	186	176
EW Scripps Co. (The) 5.13%, 5/15/2025 (c)	88	83

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued
United States — continued
Exela Intermediate LLC 10.00%, 7/15/2023 (c)	292	304
Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (c)	251	249
First Data Corp.
7.00%, 12/1/2023 (c)	403	418
5.00%, 1/15/2024 (c)	99	98
5.75%, 1/15/2024 (c)	112	113
FirstCash, Inc. 5.38%, 6/1/2024 (c)	150	148
Flex Acquisition Co., Inc. 6.88%, 1/15/2025 (c)	47	44
Freeport-McMoRan, Inc.
3.88%, 3/15/2023	370	342
5.40%, 11/14/2034	337	295
5.45%, 3/15/2043	203	172
Frontier Communications Corp.
7.13%, 3/15/2019	35	35
7.13%, 1/15/2023	300	199
11.00%, 9/15/2025	407	298
8.50%, 4/1/2026 (c)	130	121
FXI Holdings, Inc. 7.88%, 11/1/2024 (c)	387	361
Genesis Energy LP
6.75%, 8/1/2022	30	30
6.00%, 5/15/2023	75	71
5.63%, 6/15/2024	197	178
Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024 (c)	265	288
Global Partners LP
6.25%, 7/15/2022	350	344
7.00%, 6/15/2023	35	35
Golden Nugget, Inc. 6.75%, 10/15/2024 (c)	494	493
Goodman Networks, Inc. 8.00%, 5/11/2022 ‡	39	20
Goodyear Tire & Rubber Co. (The)
5.13%, 11/15/2023	512	502
5.00%, 5/31/2026	430	390
Gray Television, Inc.
5.13%, 10/15/2024 (c)	260	247
5.88%, 7/15/2026 (c)	100	96
Gulfport Energy Corp. 6.00%, 10/15/2024	50	47
H&E Equipment Services, Inc. 5.63%, 9/1/2025	130	124
Harland Clarke Holdings Corp. 8.38%, 8/15/2022 (c)	216	195
HCA, Inc.
7.50%, 2/15/2022	427	463

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
5.88%, 5/1/2023	209	216
5.38%, 2/1/2025	1,217	1,225
5.50%, 6/15/2047	155	153
Hecla Mining Co. 6.88%, 5/1/2021	225	225
Hertz Corp. (The)
7.38%, 1/15/2021	127	124
7.63%, 6/1/2022 (c)	40	39
5.50%, 10/15/2024 (c)	91	70
Hilcorp Energy I LP 6.25%, 11/1/2028 (c)	254	244
Hilton Domestic Operating Co., Inc. 4.25%, 9/1/2024	42	40
Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	45	45
Hilton Worldwide Finance LLC 4.63%, 4/1/2025	42	41
Holly Energy Partners LP 6.00%, 8/1/2024 (c)	134	134
Hughes Satellite Systems Corp.
7.63%, 6/15/2021	85	90
5.25%, 8/1/2026	121	115
6.63%, 8/1/2026	174	166
Huntington National Bank (The) 2.38%, 3/10/2020	250	247
Icahn Enterprises LP
6.25%, 2/1/2022	184	186
6.75%, 2/1/2024	114	115
6.38%, 12/15/2025	215	213
iHeartCommunications, Inc. 9.00%, 12/15/2019 (j)	842	606
ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%), 4.78%, 12/21/2065 (c) (i)	1,015	898
ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%), 5.03%, 12/21/2065 (c) (i)	680	605
Infor Software Parent LLC 7.13% (cash), 5/1/2021 (c) (m)	126	127
Infor US, Inc.
5.75%, 8/15/2020 (c)	184	186
6.50%, 5/15/2022	204	204
Informatica LLC 7.13%, 7/15/2023 (c)	90	92
IQVIA, Inc. 4.88%, 5/15/2023 (c)	145	143
IRB Holding Corp. 6.75%, 2/15/2026 (c)	713	683
Iron Mountain, Inc. REIT, 4.88%, 9/15/2027 (c)	692	616
Jack Ohio Finance LLC
6.75%, 11/15/2021 (c)	232	238
10.25%, 11/15/2022 (c)	11	12

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	31

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued
United States — continued
JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (c)	145	149
JBS USA LUX SA
7.25%, 6/1/2021 (c)	565	572
5.88%, 7/15/2024 (c)	335	329
5.75%, 6/15/2025 (c)	560	540
6.75%, 2/15/2028 (c)	351	342
Kaiser Aluminum Corp. 5.88%, 5/15/2024	61	61
Koppers, Inc. 6.00%, 2/15/2025 (c)	96	92
L Brands, Inc.
5.25%, 2/1/2028	160	136
6.88%, 11/1/2035	50	43
6.75%, 7/1/2036	75	62
Ladder Capital Finance Holdings LLLP 5.25%, 10/1/2025 (c)	162	150
Lennar Corp. 5.88%, 11/15/2024	500	504
Level 3 Financing, Inc.
5.38%, 8/15/2022	95	95
5.63%, 2/1/2023	92	92
5.13%, 5/1/2023	248	246
5.38%, 1/15/2024	122	121
Levi Strauss & Co. 5.00%, 5/1/2025	5	5
LGI Homes, Inc. 6.88%, 7/15/2026 (c)	175	166
Liberty Mutual Group, Inc. 7.80%, 3/15/2037 (c)	196	224
LPL Holdings, Inc. 5.75%, 9/15/2025 (c)	193	187
Mallinckrodt International Finance SA
5.63%, 10/15/2023 (c)	124	106
5.50%, 4/15/2025 (c)	90	73
Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026 (c)	162	164
Martin Midstream Partners LP 7.25%, 2/15/2021	258	256
Masonite International Corp. 5.75%, 9/15/2026 (c)	221	210
MasTec, Inc. 4.88%, 3/15/2023	480	468
Mattel, Inc.
3.15%, 3/15/2023	173	147
6.75%, 12/31/2025 (c)	307	293
MGM Resorts International 4.63%, 9/1/2026	296	267
Momentive Performance Materials USA LLC 8.88%, 10/15/2020 ‡ (j)	35	—
MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (c)	468	475
Murphy Oil USA, Inc. 6.00%, 8/15/2023	4	4

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Nabors Industries, Inc. 5.75%, 2/1/2025	156	144
Nationstar Mortgage Holdings, Inc.
8.13%, 7/15/2023 (c)	176	179
9.13%, 7/15/2026 (c)	258	263
Nationstar Mortgage LLC 6.50%, 6/1/2022	358	354
Navistar International Corp. 6.63%, 11/1/2025 (c)	265	270
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/2021 (c)	480	288
Netflix, Inc.
5.75%, 3/1/2024	90	92
4.88%, 4/15/2028 (c)	175	160
New Albertsons LP
6.63%, 6/1/2028	345	265
8.00%, 5/1/2031	257	220
New Home Co., Inc. (The) 7.25%, 4/1/2022	275	271
Nexstar Broadcasting, Inc.
6.13%, 2/15/2022 (c)	35	36
5.63%, 8/1/2024 (c)	145	138
NextEra Energy Operating Partners LP 4.50%, 9/15/2027 (c)	201	185
Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (c)	600	584
Noble Holding International Ltd.
7.75%, 1/15/2024	93	87
7.95%, 4/1/2025 (h)	130	119
7.88%, 2/1/2026 (c)	268	266
6.20%, 8/1/2040	135	98
Northern Oil and Gas, Inc. 9.50%, (Blend (cash 8.50% + PIK 1.00%)), 5/15/2023 (c) (m)	229	236
Northwest Acquisitions ULC 7.13%, 11/1/2022 (c)	90	91
Novelis Corp.
6.25%, 8/15/2024 (c)	121	120
5.88%, 9/30/2026 (c)	294	277
NRG Energy, Inc. 6.25%, 5/1/2024	70	71
Nuance Communications, Inc. 5.63%, 12/15/2026	266	261
NuStar Logistics LP 5.63%, 4/28/2027	165	158
NVA Holdings, Inc. 6.88%, 4/1/2026 (c)	133	131
Oasis Petroleum, Inc. 6.88%, 3/15/2022	111	112
Owens-Brockway Glass Container, Inc.
5.00%, 1/15/2022 (c)	80	79
5.88%, 8/15/2023 (c)	150	149
Party City Holdings, Inc. 6.63%, 8/1/2026 (c)	376	366

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued
United States — continued
PBF Holding Co. LLC
7.00%, 11/15/2023	148	153
7.25%, 6/15/2025	440	453
PBF Logistics LP 6.88%, 5/15/2023	82	83
Peabody Energy Corp.
6.00%, 3/31/2022 (c)	92	92
6.38%, 3/31/2025 (c)	15	15
Penn Virginia Corp. 8.50%, 5/1/2020 ‡ (j)	75	—	(e)
Penske Automotive Group, Inc. 5.50%, 5/15/2026	443	421
PetSmart, Inc.
7.13%, 3/15/2023 (c)	191	134
5.88%, 6/1/2025 (c)	289	226
8.88%, 6/1/2025 (c)	38	26
PGT Escrow Issuer, Inc. 6.75%, 8/1/2026 (c)	116	119
Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (c)	520	485
Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.12%, 11/15/2022 (i) (k) (l)	205	193
Plantronics, Inc. 5.50%, 5/31/2023 (c)	178	174
Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (c) (m)	176	180
Post Holdings, Inc.
5.50%, 3/1/2025 (c)	265	256
5.00%, 8/15/2026 (c)	250	231
Prime Security Services Borrower LLC 9.25%, 5/15/2023 (c)	560	592
QEP Resources, Inc.
5.25%, 5/1/2023	111	106
5.63%, 3/1/2026	162	153
Quad/Graphics, Inc. 7.00%, 5/1/2022	10	10
Quicken Loans, Inc.
5.75%, 5/1/2025 (c)	122	118
5.25%, 1/15/2028 (c)	138	122
Qwest Capital Funding, Inc. 7.75%, 2/15/2031	172	155
Rackspace Hosting, Inc. 8.63%, 11/15/2024 (c)	226	212
Refinitiv US Holdings, Inc.
6.25%, 5/15/2026 (c)	135	134
8.25%, 11/15/2026 (c)	139	135
Revlon Consumer Products Corp. 6.25%, 8/1/2024	502	285
Reynolds Group Issuer, Inc.
5.75%, 10/15/2020	170	170
6.88%, 2/15/2021	35	35

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Rowan Cos., Inc.
4.75%, 1/15/2024	195	169
7.38%, 6/15/2025	125	119
Sabre GLBL, Inc.
5.38%, 4/15/2023 (c)	245	245
5.25%, 11/15/2023 (c)	40	39
SBA Communications Corp. REIT, 4.00%, 10/1/2022	102	98
Scientific Games International, Inc.
10.00%, 12/1/2022	221	231
5.00%, 10/15/2025 (c)	514	478
Sealed Air Corp. 5.25%, 4/1/2023 (c)	100	99
SemGroup Corp.
5.63%, 7/15/2022	228	219
6.38%, 3/15/2025	62	60
7.25%, 3/15/2026	128	125
Seminole Hard Rock Entertainment, Inc. 5.88%, 5/15/2021 (c)	422	421
Sensata Technologies BV 4.88%, 10/15/2023 (c)	227	221
Service Corp. International
8.00%, 11/15/2021	95	104
5.38%, 5/15/2024	95	96
SESI LLC 7.75%, 9/15/2024	125	123
Sinclair Television Group, Inc.
5.63%, 8/1/2024 (c)	247	236
5.88%, 3/15/2026 (c)	254	242
Sirius XM Radio, Inc.
4.63%, 5/15/2023 (c)	123	120
5.38%, 4/15/2025 (c)	200	198
5.38%, 7/15/2026 (c)	115	112
5.00%, 8/1/2027 (c)	130	122
Six Flags Entertainment Corp. 4.88%, 7/31/2024 (c)	51	48
SM Energy Co.
6.75%, 9/15/2026	151	151
6.63%, 1/15/2027	147	148
Solera LLC 10.50%, 3/1/2024 (c)	256	278
Sotheby’s 4.88%, 12/15/2025 (c)	195	180
Southwestern Energy Co.
6.20%, 1/23/2025 (h)	157	153
7.50%, 4/1/2026	151	153
Spectrum Brands, Inc. 5.75%, 7/15/2025	462	448

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	33

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued
United States — continued
Springleaf Finance Corp.
7.75%, 10/1/2021	178	188
6.13%, 5/15/2022	130	131
6.88%, 3/15/2025	110	106
7.13%, 3/15/2026	470	445
Sprint Capital Corp. 8.75%, 3/15/2032	587	638
Sprint Communications, Inc.
7.00%, 3/1/2020 (c)	269	279
6.00%, 11/15/2022	403	407
Sprint Corp.
7.25%, 9/15/2021	507	529
7.13%, 6/15/2024	359	367
7.63%, 2/15/2025	119	124
Standard Industries, Inc. 6.00%, 10/15/2025 (c)	440	433
Staples, Inc. 8.50%, 9/15/2025 (c)	465	421
Station Casinos LLC 5.00%, 10/1/2025 (c)	199	185
Steel Dynamics, Inc.
4.13%, 9/15/2025	240	224
5.00%, 12/15/2026	26	26
Stevens Holding Co., Inc. 6.13%, 10/1/2026 (c)	166	165
Summit Materials LLC
6.13%, 7/15/2023	25	24
5.13%, 6/1/2025 (c)	445	398
Summit Midstream Holdings LLC
5.50%, 8/15/2022	63	62
5.75%, 4/15/2025	188	180
Sunoco LP
4.88%, 1/15/2023 (c)	150	145
5.50%, 2/15/2026 (c)	96	91
5.88%, 3/15/2028 (c)	41	38
Symantec Corp. 5.00%, 4/15/2025 (c)	282	265
Talen Energy Supply LLC 6.50%, 6/1/2025	355	264
Tallgrass Energy Partners LP
5.50%, 9/15/2024 (c)	175	176
5.50%, 1/15/2028 (c)	55	54
Talos Production LLC 11.00%, 4/3/2022 (c)	5	5
Targa Resources Partners LP
4.25%, 11/15/2023	216	207
5.88%, 4/15/2026 (c)	23	23
5.38%, 2/1/2027	125	122
5.00%, 1/15/2028	175	166
Team Health Holdings, Inc. 6.38%, 2/1/2025 (c)	700	602

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
TEGNA, Inc. 6.38%, 10/15/2023	130	133
Tempur Sealy International, Inc.
5.63%, 10/15/2023	263	255
5.50%, 6/15/2026	388	355
Tenet Healthcare Corp.
4.38%, 10/1/2021	491	485
7.50%, 1/1/2022 (c)	115	120
8.13%, 4/1/2022	215	224
6.75%, 6/15/2023	690	688
5.13%, 5/1/2025	378	364
7.00%, 8/1/2025	294	288
Tennant Co. 5.63%, 5/1/2025	268	267
Terex Corp. 5.63%, 2/1/2025 (c)	46	44
Terraform Global Operating LLC 6.13%, 3/1/2026 (c)	128	119
TerraForm Power Operating LLC
4.25%, 1/31/2023 (c)	114	108
5.00%, 1/31/2028 (c)	230	206
Texas Competitive Electric Holdings Co. LLC 11.50%, 10/1/2020 ‡ (j)	1,000	4
T-Mobile US, Inc.
6.38%, 3/1/2025	696	—	(e)
6.50%, 1/15/2026	780	—	(e)
4.50%, 2/1/2026 ‡	123	—
T-Mobile USA, Inc.
6.00%, 4/15/2024	119	122
6.38%, 3/1/2025	121	125
5.13%, 4/15/2025	150	148
4.50%, 2/1/2026	123	115
4.75%, 2/1/2028	246	114
Toll Brothers Finance Corp. 4.88%, 11/15/2025	130	123
TransDigm, Inc.
5.50%, 10/15/2020	306	306
6.00%, 7/15/2022	421	423
TransMontaigne Partners LP 6.13%, 2/15/2026	77	72
Transocean Pontus Ltd. 6.13%, 8/1/2025 (c)	206	205
Transocean, Inc.
9.00%, 7/15/2023 (c)	228	239
7.25%, 11/1/2025 (c)	195	190
7.50%, 1/15/2026 (c)	603	592
7.50%, 4/15/2031	180	167
6.80%, 3/15/2038	304	244
9.35%, 12/15/2041 (h)	242	241

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued
United States — continued
Travelport Corporate Finance plc 6.00%, 3/15/2026 (c)	287	288
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (c)	210	195
Tronox Finance plc 5.75%, 10/1/2025 (c)	76	67
Tronox, Inc. 6.50%, 4/15/2026 (c)	250	229
Tutor Perini Corp. 6.88%, 5/1/2025 (c)	596	597
Ultra Resources, Inc.
6.88%, 4/15/2022 ‡ (c)	1,421	895
7.13%, 4/15/2025 ‡ (c)	562	321
Unit Corp. 6.63%, 5/15/2021	153	152
United Continental Holdings, Inc. 5.00%, 2/1/2024	246	241
United Rentals North America, Inc.
4.63%, 10/15/2025	815	755
6.50%, 12/15/2026	214	216
United States Steel Corp.
6.88%, 8/15/2025	47	46
6.25%, 3/15/2026	188	177
Univision Communications, Inc. 5.13%, 2/15/2025 (c)	352	322
US Concrete, Inc. 6.38%, 6/1/2024	190	177
USA Compression Partners LP 6.88%, 4/1/2026 (c)	72	73
Venator Finance SARL 5.75%, 7/15/2025 (c)	211	180
Verscend Escrow Corp. 9.75%, 8/15/2026 (c)	61	61
Vertiv Group Corp. 9.25%, 10/15/2024 (c)	926	921
Viacom, Inc.
(ICE LIBOR USD 3 Month + 3.90%), 5.88%, 2/28/2057 (i)	240	229
(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (i)	142	137
Vistra Operations Co. LLC 5.50%, 9/1/2026 (c)	370	364
VOC Escrow Ltd. 5.00%, 2/15/2028 (c)	108	102
W&T Offshore, Inc. 9.75%, 11/1/2023 (c)	253	245
Weatherford International LLC
9.88%, 3/1/2025 (c)	237	184
6.80%, 6/15/2037	2	1
Weatherford International Ltd.
7.75%, 6/15/2021	166	137
4.50%, 4/15/2022	117	88
8.25%, 6/15/2023	209	160
9.88%, 2/15/2024	244	189
7.00%, 3/15/2038	13	9
6.75%, 9/15/2040	66	44

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
WellCare Health Plans, Inc. 5.25%, 4/1/2025	184	184
WESCO Distribution, Inc. 5.38%, 6/15/2024	213	206
West Street Merger Sub, Inc. 6.38%, 9/1/2025 (c)	51	48
Western Digital Corp. 4.75%, 2/15/2026	248	229
Whiting Petroleum Corp. 6.63%, 1/15/2026	316	317
Windstream Services LLC 9.00%, 6/30/2025 (c)	243	175
WMG Acquisition Corp.
5.63%, 4/15/2022 (c)	183	185
5.50%, 4/15/2026 (c)	715	697
Wyndham Destinations, Inc.
5.40%, 4/1/2024	56	54
6.35%, 10/1/2025 (h)	24	24
5.75%, 4/1/2027	55	51
Zayo Group LLC
6.00%, 4/1/2023	211	215
6.38%, 5/15/2025	230	235
5.75%, 1/15/2027 (c)	97	95

		105,933

Venezuela, Bolivarian Republic of — 0.0% (b)
Petroleos de Venezuela SA
8.50%, 10/27/2020 (a) (j)	225	214
9.00%, 11/17/2021 (a) (j)	210	43
12.75%, 2/17/2022 (a) (j)	220	46
5.38%, 4/12/2027 (a) (j)	1,000	178
9.75%, 5/17/2035 (a) (j)	220	46
5.50%, 4/12/2037 (a)	50	9
5.50%, 4/12/2037 (a) (j)	50	9

		545

Total Corporate Bonds (Cost $180,576)		175,670

Loan Assignments — 4.5% (n)
Canada — 0.0% (b)
1011778 BC ULC, 1st Lien Term B Loan (ICE LIBOR USD 1 Month + 2.25%), 4.55%, 2/16/2024 (i)	1,496	1,490
Concordia Healthcare Corp., Initial Dollar Term Loan (ICE LIBOR USD 1 Month + 0.06%), 7.78%, 9/6/2024 (i)	40	39

		1,529

Ireland — 0.0% (b)
Avolon LLC, Term Loan B-3 (ICE LIBOR USD 1 Month + 2.00%), 4.28%, 1/15/2025 (i) (o)	1,234	1,230

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	35

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Loan Assignments — continued
United States — 4.5%
24 Hour Fitness Worldwide, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.80%, 5/30/2025 (i)	329	329
A2Z Wireless Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.00%), 8.28%, 5/1/2023 (i)	745	717
ABG Intermediate Holdings 2 LLC., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 0.04%), 5.79%, 9/27/2024 (i) (o)	280	278
Advisor Group Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 0.04%), 6.04%, 8/15/2025 (i)	247	248
AES Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 4.07%, 5/31/2022 (i) (o)	615	615
Albany Molecular Research, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.55%, 8/30/2024 (i)	898	897
Albertson’s LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.31%, 6/22/2023 (i) (o)	2,397	2,385
Aleris International, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.75%), 7.05%, 2/27/2023 (i)	374	377
Alphabet Holding Co. Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.80%, 9/26/2024 (i)	449	429
Altice Financing S.A, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 5.04%, 7/15/2025 (i) (o)	593	578
Altice US Finance I Corp., Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.55%, 7/28/2025 (i) (o)	2,529	2,523
American Airlines, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 4.04%, 6/27/2025 (i)	2,000	1,956
American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%; ICE LIBOR USD 3 Month + 2.50%), 4.62%, 4/6/2024 (i)	742	738
Aristocrat Leisure Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 4.22%, 10/19/2024 (i)	2,342	2,333
Asurion LLC, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 0.07%), 8.80%, 8/4/2025 (i)	260	267
Asurion LLC, Term B-7 Loan (ICE LIBOR USD 1 Month + 3.00%), 5.30%, 11/3/2024 (i)	1,062	1,063

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Avaya Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.53%, 12/15/2024 (i) (o)	762	764
Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 4.14%, 6/1/2024 (i)	374	373
Berry Global, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 1.75%), 4.03%, 2/8/2020 (i) (o)	475	474
BJ’s Wholesale Club, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 5.28%, 2/3/2024 (i) (o)	235	235
Bombardier Recreational Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.30%, 5/23/2025 (i)	1,047	1,044
Boxer Parent Co Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 0.04%), 6.65%, 10/2/2025 (i) (o)	700	702
Brookfield WEC Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 6.05%, 8/1/2025 (i)	887	892
Brookfield WEC Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.75%), 9.05%, 8/3/2026 (i)	450	456
Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 2 Month + 3.25%; ICE LIBOR USD 3 Month + 3.25%), 5.66%, 4/3/2024 (i)	449	446
California Resources Corp., 1st Lien Second Out Term Loan (ICE LIBOR USD 1 Month + 10.38%), 12.67%, 12/31/2021 (i)	1,382	1,537
California Resources Corp., Senior Secured First Out Term Loan (ICE LIBOR USD 1 Month + 4.75%), 7.04%, 12/31/2022 (i) (o)	1,640	1,662
Calpine Construction Finance Co. LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.80%, 1/15/2025 (i) (o)	1,234	1,232
CenturyLink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.05%, 1/31/2025 (i)	2,484	2,456
CEOC LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.30%, 10/7/2024 (i) (o)	1,344	1,337
Chemours Co. (The), Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 4.05%, 4/3/2025 (i) (o)	1,295	1,290
Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.55%, 10/2/2024 (i)	2,057	2,054

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Loan Assignments — continued
United States — continued
Cineworld Finance US Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.80%, 2/28/2025 (i)	1,147	1,141
CityCenter Holdings LLC, Term B Loan (ICE LIBOR USD 1 Month + 2.25%), 4.55%, 4/18/2024 (i)	1,795	1,790
Claire’s Stores, Inc., 1st Lien Revolver Term Loan (ICE LIBOR USD 3 Month + 0.03%), 9/15/2022 ‡ (i) (o)	40	—
Claire’s Stores, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 0.06%), 6.25%, 9/15/2038 ‡ (i) (o)	133	193
Community Health Systems, Inc., Incremental 2021 Term H Loan (ICE LIBOR USD 3 Month + 3.25%), 5.56%, 1/27/2021 (i)	1,969	1,925
Continental Building Products, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.55%, 8/18/2023 (i) (o)	308	307
Cortes NP Acquisition Corp., Term B Loan (ICE LIBOR USD 3 Month + 4.00%), 6.31%, 11/30/2023 (i) (o)	1,480	1,464
CSC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.53%, 7/17/2025 (i)	4,035	4,022
CSC Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.25%), 1/15/2026 (i) (o)	2,141	2,135
CVS Holdings I LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.31%, 2/6/2025 (i)	623	621
Dell International LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.31%, 9/7/2023 (i)	895	894
Delta 2 SARL, 1st Lien Term loan B (ICE LIBOR USD 1 Month + 2.50%), 4.80%, 2/1/2024 (i) (o)	1,215	1,201
Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%; PRIME USD 3 Month + 2.75%), 5.05%, 4/6/2024 (i)	1,788	1,781
EG Group Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.39%, 2/7/2025 (i)	449	449
EIF Channelview Cogeneration LLC, Term Loan (ICE LIBOR USD 1 Month + 4.25%), 6.56%, 5/3/2025 (i) (o)	2,141	2,155
Encino Acquisition Partners Holdings., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 0.06%), 7.25%, 9/21/2025 (i) (o)	487	494

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Endo Pharmaceutical, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.56%, 4/29/2024 (i)	1,795	1,802
Energy Transfer Equity LP, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.30%, 2/2/2024 (i) (o)	1,800	1,799
Envision Healthcare Corp., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 0.04%), 6.05%, 10/10/2025 (i)	1,860	1,820
Esh Hospitality, Inc. 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.30%, 8/30/2023 (i)	898	896
Exela Intermediate LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 0.07%), 8.83%, 7/12/2023 (i)	894	902
FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 0.10%), 12.31%, 5/15/2022 ‡ (i)	19	19
First Data Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.29%, 4/26/2024 (i) (o)	1,457	1,448
Flex Acquisition Co., Inc., Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.26%, 12/29/2023 (i)	648	646
Frontera Generation Holdings LLC, 1st Lien Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.52%, 5/2/2025 (i) (o)	1,224	1,227
Garda World Security, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%; ICE LIBOR USD 3 Month + 3.50%), 5.82%, 5/24/2024 (i) (o)	1,143	1,146
Gates Global LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.05%, 4/1/2024 (i)	698	698
Gateway Casinos & Entertainment Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.39%, 12/1/2023 (i)	884	886
Genesys Telecom Holdings, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.80%, 12/1/2023 (i)	280	281
GGP, Inc., 1st Lien Term Loan B REIT, (ICE LIBOR USD 1 Month + 2.25%), 4.79%, 8/27/2025 (i) (o)	940	924
Global Business Travel Holdings Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 0.03%), 4.84%, 8/13/2025 (i)	297	298
Global Tel*Link Corp., 1st Lien Senior Secured Term Loan (ICE LIBOR USD 3 Month + 4.00%), 6.39%, 5/23/2020 (i)	683	683

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	37

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Loan Assignments — continued
United States — continued
Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%), 5.23%, 10/4/2023 (i)	419	419
Goodrx, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 0.03%), 5.28%, 10/10/2025 (i) (o)	315	316
Greektown Holdings LLC, Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.05%, 4/25/2024 (i)	1,496	1,490
Grizzly Acquisition Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 0.04%), 5.65%, 9/26/2025 (i) (o)	165	165
GTT Communications, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.05%, 5/31/2025 (i)	474	467
Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.25%), 7.64%, 8/25/2023 (i)	492	402
Hargray Communications Group, Inc., Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.30%, 5/16/2024 (i) (o)	1,129	1,127
Hearthside Group Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.30%, 5/23/2025 (i)	1,122	1,100
Hilton Worldwide Finance LLC, Series B-2 Term Loan (ICE LIBOR USD 1 Month + 1.75%), 4.03%, 10/25/2023 (i)	600	600
Hoya Midco LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.80%, 6/30/2024 (i)	898	893
HUB International Ltd., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.49%, 4/25/2025 (i)	738	736
Infor US, Inc., Tranche B-6 Term Loan (ICE LIBOR USD 3 Month + 2.75%), 5.14%, 2/1/2022 (i) (o)	600	597
Intelsat Jackson Holdings SA, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 6.04%, 11/27/2023 (i)	2,495	2,495
Invenergy Thermal Operating I LLC, Term Loan (ICE LIBOR USD 3 Month + 3.75%), 5.81%, 8/28/2025 (i) (o)	1,210	1,220
IRB Holding Corp., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.25%), 5.46%, 2/5/2025 (i) (o)	682	680
Janus International Group LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.30%, 2/12/2025 (i)	199	198

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
JBS USA LLC, Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 4.84%, 10/30/2022 (i)	2,494	2,492
JC Penney Corp., Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 6.57%, 6/23/2023 (i) (o)	5	4
KCA Deutag Alpha Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.75%), 9.14%, 2/28/2023 (i) (o)	446	433
Kestrel Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.56%, 6/2/2025 (i) (o)	1,214	1,221
Las Vegas Sands Corp., 1st Lien Senior Secured Term Loan (ICE LIBOR USD 1 Month + 1.75%), 4.05%, 3/27/2025 (i) (o)	1,294	1,289
Level 3 Financing, Inc., Tranche B Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.53%, 2/22/2024 (i)	3,875	3,877
Lightstone Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 6.05%, 1/30/2024 (i)	1,078	1,062
Lightstone Holdco LLC, 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.75%), 6.05%, 1/30/2024 (i)	58	57
Live Nation Entertainment, Inc., 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 1.75%), 4.06%, 10/31/2023 (i) (o)	539	539
Lotus Midstream., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 0.04%), 5.64%, 9/26/2025 (i) (o)	172	173
MacDonald, Dettwiler and Associates Ltd., Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.15%, 10/4/2024 (i)	895	866
Mallinckrodt International Finance, Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.14%, 9/24/2024 (i) (o)	1,095	1,080
Mastronardi Produce Ltd., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.51%, 5/1/2025 (i)	125	125
McDermott Technology Americas, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 7.30%, 5/12/2025 (i) (o)	842	830
Medallion Midland Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.55%, 10/30/2024 (i)	150	149
MedRisk, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.05%, 12/27/2024 (i)	898	885
Misys, Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.89%, 6/13/2024 (i)	853	848
Moda Midstream LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 0.04%), 5.54%, 9/26/2025 (i) (o)	141	142

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Loan Assignments — continued
United States — continued
Moran Foods LLC, Term Loan B (ICE LIBOR USD 1 Month + 6.00%), 8.30%, 12/5/2023 (i)	531	377
MTL Publishing LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.53%, 8/20/2023 (i)	63	63
MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.14%, 6/7/2023 (i)	2,021	2,014
NAI Entertainment Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.81%, 5/8/2025 (i)	900	897
NCI Building Systems, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.30%, 2/7/2025 (i)	898	896
Neiman Marcus Group, Inc., Other Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.53%, 10/25/2020 (i)	811	737
Nielsen Finance LLC, 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 4.28%, 10/4/2023 (i)	898	893
NRG Energy, Inc., Term Loan (ICE LIBOR USD 3 Month + 1.75%), 4.14%, 6/30/2023 (i) (o)	925	921
Numericable US LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.97%, 1/31/2026 (i)	895	872
NVA Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.05%, 2/2/2025 (i)	2,194	2,173
Oryx Soutern Delaware Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.55%, 2/28/2025 (i)	155	152
Penn National Gaming, Inc., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 0.02%), 4.58%, 10/15/2025 (i) (o)	1,472	1,475
PetSmart, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.28%, 3/11/2022 (i)	123	104
Plantronics, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.80%, 7/2/2025 (i) (o)	400	399
Post Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.29%, 5/24/2024 (i)	451	450
Prestige Brands, Inc., 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 4.24%, 1/26/2024 (i)	879	880
Prime Security Services Borrower LLC, Term B-1 Loan (ICE LIBOR USD 1 Month + 2.75%), 5.05%, 5/2/2022 (i)	2,294	2,293
Quest Software US Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 6.78%, 5/16/2025 (i) (o)	450	451

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Quidditch Acquisition, Inc., 1st Cov-Lite Lien Term Loan (ICE LIBOR USD 1 Month + 7.00%), 9.29%, 3/21/2025 (i)	125	126
Rackspace Hosting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 5.35%, 11/3/2023 (i) (o)	598	579
Reynolds Group Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%), 5.05%, 2/5/2023 (i) (o)	1,295	1,295
Samsonite IP Holdings SARL, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 4.05%, 4/25/2025 (i)	898	895
Scientific Games International, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 2 Month + 2.75%), 5.05%, 8/14/2024 (i) (o)	845	837
Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 6.80%, 11/1/2024 (i) (o)	952	954
Shutterfly, Inc., Term Loan B-2 (ICE LIBOR USD 1 Month + 2.75%), 5.06%, 8/17/2024 (i)	446	446
Sinclair Broadcast Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.56%, 1/3/2024 (i) (o)	415	416
Sirva Worldwide, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.50%; ICE LIBOR USD 3 Month + 5.50%), 7.81%, 8/4/2025 (i)	285	285
Sirva Worldwide, 2nd Lien Term Loan (ICE LIBOR USD 2 Month + 9.50%; ICE LIBOR USD 3 Month + 9.50%), 11.91%, 8/3/2026 (i)	100	90
Sound Inpatient Physicians Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.30%, 6/27/2025 (i)	908	911
Spectrum Brands, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%; ICE LIBOR USD 2 Month + 2.00%; ICE LIBOR USD 3 Month + 2.00%), 4.35%, 6/23/2022 (i)	449	449
Spin Holdco, Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.69%, 11/14/2022 (i)	898	898
Sprint Communications, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.81%, 2/2/2024 (i) (o)	795	795
St. George’s University Scholastic Services, Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.81%, 7/17/2025 (i)	419	424
Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 6.34%, 9/12/2024 (i) (o)	1,225	1,222

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	39

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Loan Assignments — continued
United States — continued
Stetson Midstream., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 6.69%, 7/18/2025 (i)	1,800	1,802
Summit Materials Co. I LLC, Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.30%, 11/21/2024 (i) (o)	308	306
Syneos Health, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.30%, 8/1/2024 (i)	534	532
Syniverse Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 7.28%, 3/9/2023 (i)	753	757
Telenet Financing LLC., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 0.02%), 4.53%, 8/15/2026 (i) (o)	2,110	2,102
Tennessee Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.05%, 2/6/2024 (i)	2,095	1,977
TerraForm Power Operating LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.30%, 11/8/2022 (i) (o)	1,795	1,795
TransDigm, Inc., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.50%), 4.80%, 6/9/2023 (i)	898	893
TransDigm, Inc., Term Loan G (ICE LIBOR USD 1 Month + 2.50%), 4.80%, 8/22/2024 (i)	1,097	1,092
Trinseo Materials Operating SCA., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 0.02%), 4.30%, 9/6/2024 (i) (o)	1,395	1,384
Ultra Resources, Inc., Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.47%, 4/12/2024 (i) (o)	2,803	2,620
United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 0.04%), 6.55%, 10/18/2025 (i) (o)	1,250	1,170
Unitymedia Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.28%, 6/1/2023 (i)	1,487	1,484
Univision Communications, Inc., 1st Lien Term Loan C-5 (ICE LIBOR USD 1 Month + 2.75%), 5.05%, 3/15/2024 (i) (o)	497	477
USI, Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.39%, 5/16/2024 (i)	2,304	2,290
Valeant Pharmaceuticals International Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.27%, 6/2/2025 (i) (o)	1,644	1,643
VeriFone Systems, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 0.04%), 6.32%, 8/20/2025 (i)	261	261

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
VICI Properties 1 LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.28%, 12/20/2024 (i) (o)	1,800	1,795
Viskase Co., Inc., Initial Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.64%, 1/30/2021 (i)	1,033	1,028
Vistra Operations Co. LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 2.00%), 4.29%, 12/31/2025 (i)	1,796	1,789
Vistra Operations Co. LLC, Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.30%, 8/4/2023 (i)	449	448
Web.com Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 0.04%), 6.17%, 10/10/2025 (i) (o)	390	389
WMG Acquisition Corp., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.13%), 4.43%, 11/1/2023 (i) (o)	2,100	2,090
Wyndham Hotels & Resorts, Inc., 1st Lien Senior Secured Term Loan (ICE LIBOR USD 1 Month + 1.75%), 4.05%, 5/30/2025 (i)	555	554
XPO Logistics, Inc., Term Loan (ICE LIBOR USD 3 Month + 2.00%), 4.51%, 2/24/2025 (i)	900	901
Ziggo Secured Finance Partnership, 1st Lien Term Loan E (ICE LIBOR USD 1 Month + 2.50%), 4.78%, 4/15/2025 (i) (o)	1,720	1,686
Zodiac Pool Solutions LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.55%, 7/2/2025 (i) (o)	398	398

		158,043

Total Loan Assignments (Cost $161,362)		160,802

Asset-Backed Securities — 2.9%
Cayman Islands — 0.2%
BlueMountain CLO Ltd.
Series 2014-2A, Class DR2, 5.57%, 10/20/2030 ‡ (c) (f)	490	490
Series 2018-3A, Class D, 5.69%, 10/25/2030 (c) (f)	1,355	1,355
CIFC Funding Ltd.
Series 2014-5A, Class BR2, 4.23%, 10/17/2031 (c) (f)	995	994
Series 2014-5A, Class DR2, 5.83%, 10/17/2031 (c) (f)	280	281
LCM 28 Ltd. Series 28A, Class B, 10/20/2030 (c) (f) (g)	1,040	1,040
Voya CLO Ltd. Series 2016-3A, Class CR, 5.76%, 10/18/2031 (c) (f)	1,110	1,110

		5,270

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Asset-Backed Securities — continued
United States — 2.7%
ABFC Trust Series 2004-HE1, Class M1, 3.18%, 3/25/2034 ‡ (f)	418	418
ACE Securities Corp. Home Equity Loan Trust
Series 2002-HE3, Class M1, 4.08%, 10/25/2032 ‡ (f)	343	343
Series 2003-NC1, Class M1, 3.45%, 7/25/2033 ‡ (f)	278	276
Series 2003-OP1, Class M1, 3.33%, 12/25/2033 ‡ (f)	374	372
Series 2004-OP1, Class M3, 4.16%, 4/25/2034 (f)	432	409
Series 2004-HE4, Class M2, 3.26%, 12/25/2034 ‡ (f)	128	124
American Credit Acceptance Receivables Trust
Series 2018-3, Class D, 4.14%, 10/15/2024 (c)	1,915	1,915
Series 2018-3, Class E, 5.17%, 10/15/2024 (c)	1,630	1,625
Series 2018-3, Class F, 6.44%, 6/12/2025 (c)	745	743
Ameriquest Mortgage Securities, Inc. Series 2004-FR1W, Class A6, 4.39%, 5/25/2034 ‡ (h)	302	304
Ameriquest Mortgage Securities, Inc. Asset-Backed Securities
Series 2003-10, Class M1, 3.33%, 12/25/2033 ‡ (f)	456	450
Series 2003-10, Class M2, 4.83%, 12/25/2033 ‡ (f)	170	168
Amortizing Residential Collateral Trust Series 2004-1, Class M5, 4.16%, 10/25/2034 ‡ (f)	319	317
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2003-W5, Class M2, 5.06%, 10/25/2033 ‡ (f)	760	735
Series 2003-W9, Class M2, 4.62%, 1/25/2034 ‡ (f)	1,319	1,293
Series 2004-W1, Class M2, 4.20%, 3/25/2034 (f)	914	900
Series 2004-W5, Class M1, 3.18%, 4/25/2034 ‡ (f)	148	148
Asset-Backed Securities Corp. Home Equity Loan Trust
Series 2003-HE7, Class M1, 3.25%, 12/15/2033 ‡ (f)	2,122	2,122
Series 2004-HE2, Class M2, 4.16%, 4/25/2034 ‡ (f)	535	520

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2004-HE3, Class M2, 3.96%, 6/25/2034 ‡ (f)	978	978
Bear Stearns Asset-Backed Securities I Trust
Series 2004-FR2, Class M3, 4.08%, 6/25/2034 (f)	275	271
Series 2004-HE6, Class M2, 4.16%, 8/25/2034 ‡ (f)	666	664
Bear Stearns Asset-Backed Securities Trust
Series 2004-1, Class M1, 3.26%, 6/25/2034 ‡ (f)	495	498
Series 2004-2, Class M1, 3.48%, 8/25/2034 ‡ (f)	211	206
Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF4, 5.07%, 4/25/2034 ‡ (h)	840	854
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2005-OPT3, Class M3, 3.00%, 5/25/2035 ‡ (f)	598	596
Civic Mortgage LLC 11/25/2022 (f)	3,105	3,105
CLUB Credit Trust Series 2018-NP1, Class C, 4.74%, 5/15/2024 (c)	1,190	1,188
Conn’s Receivables Funding LLC Series 2018-A, Class B, 4.65%, 1/15/2023 (c)	1,655	1,655
Countrywide Asset-Backed Certificates
Series 2002-4, Class M1, 3.41%, 12/25/2032 ‡ (f)	38	38
Series 2003-BC6, Class M2, 4.01%, 10/25/2033 ‡ (f)	49	48
Series 2004-2, Class M1, 3.03%, 5/25/2034 ‡ (f)	68	68
Series 2004-3, Class M1, 3.03%, 6/25/2034 ‡ (f)	226	219
Series 2005-12, Class M2, 2.77%, 2/25/2036 ‡ (f)	1,000	994
Countrywide Partnership Trust Series 2004-EC1, Class M2, 3.23%, 1/25/2035 ‡ (f)	635	634
CPS Auto Receivables Trust Series 2018-D, Class D, 4.34%, 9/16/2024 (c)	785	785
Credit-Based Asset Servicing & Securitization LLC
Series 2005-CB1, Class M2, 3.38%, 1/25/2035 ‡ (f)	137	137
Series 2004-CB4, Class A5, 6.78%, 5/25/2035 (h)	1,255	1,252
CWABS, Inc. Asset-Backed Certificates Trust
Series 2003-BC1, Class A1, 3.08%, 3/25/2033 ‡ (f)	359	355

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	41

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Asset-Backed Securities — continued
United States — continued
Series 2004-5, Class M3, 4.01%, 7/25/2034 ‡ (f)	79	80
Series 2004-6, Class M1, 3.18%, 10/25/2034 (f)	343	339
Series 2004-6, Class M2, 3.26%, 10/25/2034 ‡ (f)	77	77
Drive Auto Receivables Trust Series 2018-4, Class D, 4.09%, 1/15/2026	2,025	2,025
DT Auto Owner Trust
Series 2018-3A, Class D, 4.19%, 7/15/2024 (c)	2,250	2,250
Series 2018-3A, Class E, 5.33%, 11/17/2025 (c)	1,845	1,844
Equity One Mortgage Pass-Through Trust Series 2003-4, Class M1, 5.87%, 10/25/2034 ‡ (h)	245	242
Exeter Automobile Receivables Trust
Series 2018-4A, Class C, 3.97%, 9/15/2023 (c)	3,090	3,091
Series 2018-4A, Class D, 4.35%, 9/16/2024 (c)	1,255	1,256
Series 2018-4A, Class E, 5.38%, 7/15/2025 (c)	1,110	1,110
First Franklin Mortgage Loan Trust Series 2005-FF10, Class A1, 2.58%, 11/25/2035 ‡ (f)	438	426
FREED ABS TRUST Series 2018-2, Class B, 4.61%, 10/20/2025 (c)	1,195	1,208
Fremont Home Loan Trust
Series 2003-B, Class M2, 4.71%, 12/25/2033 ‡ (f)	18	17
Series 2004-B, Class M7, 5.28%, 5/25/2034 (f)	34	31
Series 2004-2, Class M2, 3.21%, 7/25/2034 (f)	269	271
GLS Auto Receivables Trust
Series 2018-3A, Class C, 4.18%, 7/15/2024 (c)	855	854
Series 2018-3A, Class D, 5.34%, 8/15/2025 (c)	910	909
Golden West Schools Financing Authority Series 2004-7, Class M2, 3.41%, 8/25/2034 ‡ (f)	362	352
GSAMP Trust
Series 2004-OPT, Class M1, 3.15%, 11/25/2034 ‡ (f)	573	568
Series 2006-HE3, Class A2C, 2.44%, 5/25/2046 (f)	247	245

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Home Equity Asset Trust Series 2004-7, Class M1, 3.21%, 1/25/2035 (f)	227	228
Home Equity Mortgage Loan Asset-Backed Trust
Series 2004-B, Class M3, 3.48%, 11/25/2034 ‡ (f)	231	229
Series 2004-B, Class M8, 4.90%, 11/25/2034 ‡ (f)	238	220
Series 2004-C, Class M1, 3.12%, 3/25/2035 ‡ (f)	2,507	2,510
Indiana Finance Authority Series 2004-8, Class M9, 6.03%, 9/25/2034 (f)	644	627
Lendmark Funding Trust Series 2017-2A, Class C, 4.33%, 5/20/2026 (c)	695	687
Long Beach Mortgage Loan Trust
Series 2004-3, Class M2, 3.18%, 7/25/2034 ‡ (f)	801	799
Series 2004-3, Class M4, 3.89%, 7/25/2034 ‡ (f)	467	468
Series 2004-6, Class A3, 3.58%, 11/25/2034 ‡ (f)	345	347
MASTR Asset-Backed Securities Trust
Series 2003-NC1, Class M5, 4.74%, 4/25/2033 ‡ (f)	87	80
Series 2005-NC1, Class M2, 3.03%, 12/25/2034 ‡ (f)	429	432
MFA LLC
Series 2018-NPL1, Class A1, 3.88%, 5/25/2048 ‡ (c) (h)	2,403	2,397
Series 2018-NPL2, Class A1, 4.16%, 7/25/2048 ‡ (c) (h)	3,750	3,736
MFA Trust Series 2017-NPL1, Class A1, 3.35%, 11/25/2047 ‡ (c) (h)	646	639
Morgan Stanley ABS Capital I, Inc. Trust
Series 2003-HE2, Class M2, 4.76%, 8/25/2033 ‡ (f)	110	107
Series 2004-NC5, Class M1, 3.18%, 5/25/2034 ‡ (f)	337	331
Series 2004-NC7, Class M2, 3.21%, 7/25/2034 ‡ (f)	220	222
Series 2004-NC6, Class M2, 4.16%, 7/25/2034 ‡ (f)	391	386
Series 2004-HE6, Class M1, 3.11%, 8/25/2034 (f)	473	476
Series 2004-HE8, Class M3, 3.41%, 9/25/2034 ‡ (f)	26	26
Series 2005-HE1, Class M3, 3.06%, 12/25/2034 ‡ (f)	46	45

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Asset-Backed Securities — continued
United States — continued
Morgan Stanley Dean Witter Capital I, Inc. Trust Series 2002-AM3, Class A3, 3.26%, 2/25/2033 ‡ (f)	310	304
New Century Home Equity Loan Trust Series 2004-2, Class M3, 3.29%, 8/25/2034 ‡ (f)	435	435
New Jersey Transportation Trust Fund Authority Series 2006-BC4, Class A4, 2.45%, 12/25/2036 ‡ (f)	372	359
NovaStar Mortgage Funding Trust Series 2003-2, Class M3, 5.66%, 9/25/2033 ‡ (f)	510	505
OnDeck Asset Securitization Trust LLC Series 2018-1A, Class C, 4.52%, 4/18/2022 ‡ (c)	250	250
OneMain Financial Issuance Trust
Series 2015-1A, Class C, 5.12%, 3/18/2026 (c)	802	810
Series 2015-3A, Class C, 5.82%, 11/20/2028 (c)	965	998
Option One Mortgage Acceptance Corp. Asset-Backed Certificates Series 2003-4, Class M1, 3.30%, 7/25/2033 ‡ (f)	1,286	1,263
Option One Mortgage Loan Trust
Series 2004-1, Class M1, 3.18%, 1/25/2034 ‡ (f)	621	617
Series 2004-1, Class M2, 3.93%, 1/25/2034 ‡ (f)	595	577
Series 2004-3, Class M2, 3.14%, 11/25/2034 ‡ (f)	29	29
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2004-WWF1, Class M4, 3.93%, 12/25/2034 ‡ (f)	2,678	2,709
Series 2005-WCH1, Class M4, 3.53%, 1/25/2036 ‡ (f)	500	502
PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 4.63%, 4/25/2023 (c) (f)	960	965
Prestige Auto Receivables Trust
Series 2018-1A, Class D, 4.14%, 10/15/2024 (c)	910	907
Series 2018-1A, Class E, 5.03%, 1/15/2026 (c)	680	678
Pretium Mortgage Credit Partners I LLC
Series 2017-NPL4, Class A1, 3.25%, 8/27/2032 ‡ (c) (h)	3,287	3,251
Series 2018-NPL2, Class A1, 3.70%, 3/27/2033 ‡ (c) (h)	2,057	2,042
Series 2018-NPL3, Class A1, 4.13%, 8/27/2033 ‡ (c) (h)	1,959	1,953

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2017-NPL2, Class A1, 3.25%, 3/28/2057 ‡ (c) (h)	2,236	2,221
Series 2017-NPL2, Class A2, 5.50%, 3/28/2057 ‡ (c) (h)	1,000	997
RAMP Trust Series 2006-RZ4, Class A3, 2.55%, 10/25/2036 ‡ (f)	879	868
RASC Trust Series 2005-KS12, Class M1, 2.72%, 1/25/2036 ‡ (f)	2,483	2,484
Renaissance Home Equity Loan Trust
Series 2003-2, Class M1, 3.52%, 8/25/2033 ‡ (f)	243	243
Series 2004-1, Class M4, 4.98%, 5/25/2034 ‡ (f)	738	614
Series 2005-1, Class AF6, 4.97%, 5/25/2035 ‡ (h)	62	64
Santander Drive Auto Receivables Trust Series 2016-3, Class E, 4.29%, 2/15/2024	2,025	2,034
Saxon Asset Securities Trust Series 2003-3, Class M1, 3.26%, 12/25/2033 ‡ (f)	340	328
Securitized Asset-Backed Receivables LLC Trust Series 2004-NC1, Class M2, 4.01%, 2/25/2034 ‡ (f)	754	753
Soundview Home Loan Trust Series 2005-OPT1, Class M2, 2.96%, 6/25/2035 ‡ (d) (f)	442	440
Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1, 3.18%, 11/25/2034 ‡ (f)	620	597
Stanwich Mortgage Loan Trust Series 2018-NPB1, Class A1, 4.02%, 5/16/2023 ‡ (c) (h)	3,590	3,570
Structured Asset Investment Loan Trust Series 2003-BC11, Class M1, 3.26%, 10/25/2033 ‡ (f)	138	137
T-Mobile USA, Inc. 6.00%, 4/15/2024	482	—
Trinity River Authority LLC Series 2004-BNC1, Class A5, 3.52%, 9/25/2034 ‡ (f)	32	33
Upgrade Receivables Trust Series 2018-1A, Class A, 3.76%, 11/15/2024 (c)	1,049	1,048
Vantage Data Centers Issuer LLC Series 2018-1A, Class A2, 4.07%, 2/16/2043 (c)	730	728
Wells Fargo Home Equity Asset-Backed Securities Trust
Series 2004-2, Class M6, 5.10%, 10/25/2034 (f)	289	284
Series 2004-2, Class M8A, 6.78%, 10/25/2034 ‡ (c) (f)	97	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	43

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Asset-Backed Securities — continued
United States — continued
Westlake Automobile Receivables Trust Series 2018-3A, Class F, 6.02%, 2/18/2025 (c)	1,000	1,001

		97,604

Total Asset-Backed Securities (Cost $101,508)		102,874

Commercial Mortgage-Backed Securities — 1.4%
Cayman Islands — 0.0% (b)
GPMT Ltd.
Series 2018-FL1, Class AS, 3.48%, 11/21/2035 ‡ (c) (f)	1,000	1,000
Series 2018-FL1, Class B, 3.83%, 11/21/2035 ‡ (c) (f)	1,000	1,001

		2,001

United States — 1.4%
Ashford Hospitality Trust Series 2018-KEYS, Class B, 3.58%, 5/15/2035 ‡ (c) (f)	4,000	4,001
Braemar Hotels & Resorts Trust
Series 2018-PRME, Class B, 3.33%, 6/15/2035 ‡ (c) (f)	2,000	1,996
Series 2018-PRME, Class C, 3.53%, 6/15/2035 ‡ (c) (f)	1,500	1,495
BX Commercial Mortgage Trust Series 2018-IND, Class E, 3.98%, 11/15/2035 (c) (f)	685	685
BX Trust Series 2018-EXCL, Class C, 4.12%, 9/15/2037 (c) (f)	1,000	996
CD Mortgage Trust Series 2017-CD5, Class D, 3.35%, 8/15/2050 (c)	595	492
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class C, 3.52%, 4/10/2028 (c)	2,000	1,995
Citigroup Commercial Mortgage Trust Series 2017-P7, Class B, 4.14%, 4/14/2050 (f)	960	938
COMM Mortgage Trust Series 2015-LC21, Class D, 4.31%, 7/10/2048 (f)	385	344
Commercial Mortgage Trust Series 2015-CR23, Class CME, 3.68%, 5/10/2048 (c) (f)	2,583	2,545
DBGS Mortgage Trust Series 2018-5BP, Class D, 3.63%, 6/15/2033 ‡ (c) (f)	4,000	3,984
FHLMC Multifamily Structured Pass-Through Certificates
Series K721, Class X3, IO, 1.30%, 9/25/2022 (f)	22,604	1,029
Series K033, Class X1, IO, 0.30%, 7/25/2023 (f)	109,709	1,413

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series K082, Class X3, IO, 2.29%, 10/25/2028 (f)	9,250	1,532
Series K723, Class X3, IO, 1.92%, 10/25/2034 (f)	6,909	572
Series K716, Class X3, IO, 1.80%, 8/25/2042 (f)	16,608	730
Series K728, Class X3, IO, 1.95%, 11/25/2045 (f)	8,624	848
Series K081, Class X3, IO, 2.31%, 9/25/2046 (f)	1,822	310
FREMF Series 2018-KF46, Class B, 4.21%, 3/25/2028 (c) (f)	730	734
FREMF Mortgage Trust
Series 2015-KF09, Class B, 7.61%, 5/25/2022 (c) (f)	162	166
Series 2015-KF10, Class B, 8.36%, 7/25/2022 (c) (f)	656	699
Series 2018-K731, Class B, 3.91%, 2/25/2025 (c)	1,450	1,396
Series 2018-KF47, Class B, 4.26%, 5/25/2025 (c) (f)	680	684
Series 2018-KF49, Class B, 4.16%, 6/25/2025 (c) (f)	675	675
Series 2018-KF48, Class B, 4.31%, 6/25/2028 ‡ (c) (f)	2,000	2,010
Series 2018-KF50, Class B, 4.18%, 7/25/2028 (c) (f)	290	290
Series 2012-K19, Class C, 4.03%, 5/25/2045 (c) (f)	480	480
Series 2017-K67, Class C, 3.94%, 9/25/2049 (c) (f)	770	714
GRACE Mortgage Trust Series 2014-GRCE, Class F, 3.59%, 6/10/2028 (c) (f)	1,510	1,473
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX, Class AM, 5.46%, 1/15/2049 (f)	147	147
LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.09%, 7/15/2044 (f)	301	305
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (f)	1,283	885
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15, Class D, 4.90%, 4/15/2047 (c) (f)	385	375
Morgan Stanley Capital I Trust
Series 2018-MP, Class D, 4.42%, 7/11/2040 (c) (f)	770	731
Series 2018-MP, Class A, 4.42%, 7/11/2040 (c)	4,000	4,051

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Commercial Mortgage-Backed Securities — continued
United States — continued
Series 2006-HQ10, Class AJ, 5.39%, 11/12/2041 (f)	568	565
Nationslink Funding Corp. Commercial Loan Pass-Through Certificates Series 1999-LTL1, Class E, 5.00%, 1/22/2026 ‡ (c)	2,581	2,613
Velocity Commercial Capital Loan Trust
Series 2018-2, Class M2, 4.51%, 10/26/2048 (c) (f)	359	359
Series 2018-2, Class M3, 4.72%, 10/26/2048 (c) (f)	510	510
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class C, 5.48%, 12/15/2043 ‡ (f)	2,420	2,398
Series 2007-C33, Class AJ, 5.79%, 2/15/2051 (f)	682	673

		48,838

Total Commercial Mortgage-Backed Securities (Cost $51,298)		50,839

U.S. Treasury Obligations — 1.4%
U.S. Treasury Notes 1.13%, 1/31/2019 (p) (Cost $50,143)	50,260	50,113

Mortgage-Backed Securities — 0.7%
United States — 0.7%
FHLMC Gold Pools, 15 Year, Single Family
Pool # G14120, 4.00%, 4/1/2026	1,458	1,486
Pool # G15401, 3.50%, 4/1/2030	5,626	5,639
FNMA, 15 Year, Single Family
Pool # 890395, 3.50%, 2/1/2026	1,994	1,993
Pool # AL1174, 4.00%, 11/1/2026	4,700	4,786
FNMA, 20 Year, Single Family Pool # BM3923, 3.50%, 3/1/2038	5,160	5,094
GNMA II, 30 Year, Single Family Pool # MA5332, 5.00%, 7/20/2048	5,459	5,697

Total Mortgage-Backed Securities (Cost $24,996)		24,695

Supranational — 0.2%
Supranational — 0.2%
European Investment Bank
2.80%, 1/15/2021	AUD 1,837	1,314
2.25%, 7/30/2021(c)	CAD 1,990	1,497
0.50%, 6/21/2023	AUD 1,210	769
Inter-American Development Bank
0.50%, 5/23/2023	CAD 3,650	2,499
4.40%, 1/26/2026	CAD 614	507

Total Supranational (Cost $6,888)		6,586

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Options Purchased — 0.0% (b)
Call Options Purchased — 0.0% (b)
United States — 0.0% (b)
Foreign Exchange MXN/USD 11/1/2018 at USD 20.44, Vanilla, European Style Notional Amount: USD 5,495 Exchange Traded *	5,495		9

	NO. OF CONTRACTS
S&P 500 Index 12/21/2018 at USD 2,900.00, Vanilla, European Style Notional Amount: USD 333,815 Exchange Traded *	1,231		966

			975

	PRINCIPAL AMOUNT ($000)
Put Options Purchased — 0.0% (b)
United States- 0.0% (b)
Foreign Exchange JPY/USD 12/12/2018 at USD 105.00, Vanilla, European Style Notional Amount: USD 5,468 Exchange Traded *	5,468		2

Australia — 0.0% (b)
Foreign Exchange USD/AUD 11/15/2018 at AUD 0.69, Vanilla, European Style Notional Amount: AUD 7,492 Exchange Traded *	AUD 7,492		7

			9

Total Options Purchased (Cost $9,095)			984

	SHARES (000)
Preferred Stocks — 0.0% (b)
Bermuda — 0.0% (b)
XLIT Ltd., Series D, (ICE LIBOR USD 3 Month + 3.12%), 5.56%, 1/9/2019 ($1,000 par value) (i) (q)	—	(e)	85

United States — 0.0% (b)
Claire’s Stores, Inc. * ‡	—	(e)	298
GMAC Capital Trust I,
Series 2, (ICE LIBOR USD 3 Month + 5.79%), 8.10%, 2/15/2040 ($25 par value) (i)	1		16
Goodman Private Preferred Shares * ‡	3		—	(e)

			314

Total Preferred Stocks (Cost $207)			399

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	45

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Convertible Bonds — 0.0% (b)
United States — 0.0% (b)
Liberty Interactive LLC
4.00%, 11/15/2029	55	38
3.75%, 2/15/2030 ‡	100	69

Total Convertible Bonds (Cost $99)		107

	NO. OF RIGHTS ($000)
Rights — 0.0% (b)
Spain — 0.0% (b)
Banco Santander SA, expiring 11/16/2018 *	544	21

United States — 0.0% (b)
Media General, Inc., CVR * ‡	44	2
Vistra Energy Corp., expiring 12/31/2049 * ‡	17	14

		16

Total Rights (Cost $21)		37

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 9.3%
Commercial Paper — 0.0% (b)
Mondelez International, Inc. 2.82%, 2/5/2019 (r)	250	248
NiSource, Inc. 2.82%, 2/6/2019 (r)	250	248

Total Commercial Paper (Cost $496)		496

Foreign Government Treasury Bills — 2.5%
Canadian Treasury Bills
1.27%, 11/15/2018 (r)	4,100	3,112
1.42%, 11/15/2018 (r)	35,802	27,178
1.38%, 12/13/2018 (r)	4,200	3,184
1.47%, 12/13/2018 (r)	35,752	27,106
2.06%, 9/19/2019 (r)	40,599	30,280

Total Foreign Government Treasury Bills (Cost $92,037)		90,860

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment Companies — 6.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.08% (s) (t)	183,639	183,639
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (s) (t)	57,217	57,217

		240,856

Total Investment Companies (Cost $240,856)		240,856

Total Short-Term Investments (Cost $333,389)		332,212

Total Long Positions (Cost $3,390,211)		3,465,381

Short Positions — (1.1)%
Common Stocks — (1.1)%
United States — (1.1)%
Albemarle Corp.	(12)	(1,199)
Broadcom, Inc.	(10)	(2,327)
Colgate-Palmolive Co.	(105)	(6,261)
Consolidated Edison, Inc.	(18)	(1,404)
Cummins, Inc.	(34)	(4,658)
Dominion Energy, Inc.	(3)	(226)
Illinois Tool Works, Inc.	(45)	(5,749)
Kimberly-Clark Corp.	(16)	(1,649)
Lam Research Corp.	(16)	(2,330)
Micron Technology, Inc. *	(18)	(696)
Molson Coors Brewing Co., Class B	(57)	(3,651)
Raytheon Co.	(7)	(1,158)
Schlumberger Ltd.	(52)	(2,685)
Southern Co. (The)	(52)	(2,329)
Sprint Corp. *	(413)	(2,529)
Texas Instruments, Inc.	(3)	(322)

Total Common Stocks (Cost $(40,902))		(39,173)

Total Short Positions (Cost $(40,902))		(39,173)

Total Investments — 96.3% (Cost $3,349,309)		3,426,208
Other Assets Less Liabilities — 3.7%		131,715

Net Assets — 100.0%		3,557,923

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2018

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Collateralized Mortgage Obligations	9.4%
Foreign Government Securities	8.0
Banks	6.7
Pharmaceuticals	4.4
Oil, Gas & Consumable Fuels	4.1
Insurance	3.8
Asset-Backed Securities	3.0
Health Care Providers & Services	2.9
IT Services	2.0
Media	1.9
Capital Markets	1.9
Software	1.9
Diversified Telecommunication Services	1.7
Electric Utilities	1.7
Commercial Mortgage-Backed Securities	1.5
U.S. Treasury Notes	1.4
Semiconductors & Semiconductor Equipment	1.4
Interactive Media & Services	1.3
Machinery	1.3
Hotels, Restaurants & Leisure	1.2
Equity Real Estate Investment Trusts (REITs)	1.2
Internet & Direct Marketing Retail	1.1

INDUSTRY	PERCENTAGE
Technology Hardware, Storage & Peripherals	1.1%
Automobiles	1.1
Food & Staples Retailing	1.1
Food Products	1.1
Chemicals	1.1
Aerospace & Defense	1.1
Specialty Retail	1.0
Others (each less than 1.0%)	19.0
Short-Term Investments	9.6

INDUSTRY (SHORT)	PERCENTAGE
Machinery	26.5%
Household Products	20.1
Semiconductors & Semiconductor Equipment	14.5
Beverages	9.3
Energy Equipment & Services	6.9
Wireless Telecommunication Services	6.5
Electric Utilities	5.9
Multi-Utilities	4.2
Chemicals	3.1
Aerospace & Defense	3.0

Abbreviations

ABS	Asset-backed securities
ADR	American Depositary Receipt
ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
CNY	China Yuan
CVA	Dutch Certification
CVR	Contingent Value Rights
DKK	Danish Krone
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GMAC	General Motors Acceptance Corp.
GNMA	Government National Mortgage Association
HUF	Hungarian Forint
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of October 31, 2018. The rate may be subject to a cap and floor.

IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
JSC	Joint Stock Company
KZT	Kazakhstan Tenge
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
OYJ	Public Limited Company
PJSC	Public Joint Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SCA	Limited partnership with share capital
SEK	Swedish Krona
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	47

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

USD	United States Dollar
ZAR	South African Rand

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(d)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $35,398,000 and $73,405,000, respectively.
(e)	Amount rounds to less than one thousand.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of October 31, 2018.
(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of October 31, 2018.
(i)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2018.

(j)	Defaulted security.
(k)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2018.
(l)	Security is an interest bearing note with preferred security characteristics.
(m)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(n)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(o)	All or a portion of this security is unsettled as of October 31, 2018. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(p)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
(q)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of October 31, 2018.
(r)	The rate shown is the effective yield as of October 31, 2018.
(s)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(t)	The rate shown is the current yield as of October 31, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of October 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Australia 10 Year Bond	35	12/2018	AUD	3,208	(11)
Canada 10 Year Bond	1	12/2018	CAD	100	(2)
EURO STOXX 50 Index	94	12/2018	EUR	3,388	(138)
Euro-Bobl	34	12/2018	EUR	5,062	(4)
Euro-BTP	23	12/2018	EUR	3,169	20
Euro-Bund	48	12/2018	EUR	8,712	18
Euro-Buxl	30	12/2018	EUR	6,008	21
Euro-OAT	51	12/2018	EUR	8,778	(2)
Euro-Schatz	60	12/2018	EUR	7,610	3
Foreign Exchange EUR/USD	1,090	12/2018	USD	154,903	(4,641)
Foreign Exchange JPY/USD	1,676	12/2018	USD	186,298	(1,070)
FTSE 100 Index	25	12/2018	GBP	2,264	(44)
Japan 10 Year Bond	4	12/2018	JPY	5,337	8
Long Gilt	33	12/2018	GBP	5,163	3
Russell 2000 E-Mini Index	66	12/2018	USD	4,993	(712)
S&P 500 E-Mini Index	2,655	12/2018	USD	359,779	(26,353)

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	OCTOBER 31, 2018

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts — continued
TOPIX Index	83	12/2018	JPY	12,045	(312)
U.S. Treasury Ultra Bond	615	12/2018	USD	91,962	(6,274)

					(39,490)

Short Contracts
EURO STOXX 50 Index	(1,842)	12/2018	EUR	(66,387)	3,096
Foreign Exchange GBP/USD	(800)	12/2018	USD	(64,035)	1,429
FTSE 100 Index	(300)	12/2018	GBP	(27,170)	680
Japan 10 Year Bond Mini	(4)	12/2018	JPY	(534)	(1)
MSCI EAFE E-Mini Index	(2,009)	12/2018	USD	(182,126)	12,385
MSCI Europe Equity Index	(9,559)	12/2018	EUR	(223,415)	7,906
MSCI Emerging Markets E-Mini Index	(2,403)	12/2018	USD	(114,935)	5,920
U.S. Treasury 10 Year Note	(12)	12/2018	USD	(1,422)	3
U.S. Treasury 10 Year Ultra Note	(80)	12/2018	USD	(10,014)	163
U.S. Treasury 2 Year Note	(132)	12/2018	USD	(27,804)	100
U.S. Treasury 5 Year Note	(95)	12/2018	USD	(10,678)	106
3 Month Eurodollar	(170)	06/2019	USD	(41,210)	65
3 Month Eurodollar	(76)	03/2020	USD	(18,389)	(10)

					31,842

					(7,648)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange

GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of October 31, 2018 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	65,745	CAD	85,498	Merrill Lynch International	11/5/2018	796
USD	62,388	CAD	81,359	State Street Corp.	11/5/2018	584
MXN	11,188	USD	550	State Street Corp.	11/6/2018	—	(a)
EUR	164	CZK	4,239	Goldman Sachs International	11/19/2018	1
EUR	321	CZK	8,326	State Street Corp.	11/19/2018	—	(a)
JPY	38,888	USD	344	Goldman Sachs International	11/19/2018	1
TRY	580	USD	95	Barclays Bank plc	11/19/2018	8
USD	761	CNY	5,284	Goldman Sachs International**	11/19/2018	4
USD	562	EUR	484	Barclays Bank plc	11/19/2018	13
USD	344	KRW	392,261	Goldman Sachs International**	11/19/2018	—	(a)
USD	35	MXN	673	BNP Paribas	11/20/2018	1
USD	158	MXN	3,197	Citibank, NA	11/20/2018	1
CHF	5,076	EUR	4,446	Goldman Sachs International	12/5/2018	6
CHF	3,266	EUR	2,864	Royal Bank of Canada	12/5/2018	1
CHF	931	GBP	717	National Australia Bank Ltd.	12/5/2018	9
DKK	8,198	EUR	1,099	Citibank, NA	12/5/2018	—	(a)
EUR	1,542	CHF	1,744	BNP Paribas	12/5/2018	14
GBP	1,350	EUR	1,513	BNP Paribas	12/5/2018	9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	49

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
GBP	6,479	EUR	7,260	Royal Bank of Canada	12/5/2018	48
JPY	66,561	USD	587	TD Bank Financial Group	12/5/2018	5
SEK	12,184	USD	1,333	BNP Paribas	12/5/2018	2
USD	4,445	AUD	6,093	Citibank, NA	12/5/2018	129
USD	348	AUD	489	National Australia Bank Ltd.	12/5/2018	2
USD	778	CAD	1,000	BNP Paribas	12/5/2018	17
USD	5,400	CAD	6,968	Deutsche Bank AG	12/5/2018	104
USD	91,025	CAD	119,458	HSBC Bank, NA	12/5/2018	226
USD	5,497	CHF	5,388	Australia & New Zealand Banking Group Ltd.	12/5/2018	131
USD	4,475	CHF	4,368	Barclays Bank plc	12/5/2018	124
USD	574	CHF	554	BNP Paribas	12/5/2018	22
USD	6,288	CHF	6,292	State Street Corp.	12/5/2018	21
USD	1,446	CHF	1,427	TD Bank Financial Group	12/5/2018	24
USD	2,502	DKK	15,835	Merrill Lynch International	12/5/2018	91
USD	859	DKK	5,638	State Street Corp.	12/5/2018	1
USD	1,771	EUR	1,517	Australia & New Zealand Banking Group Ltd.	12/5/2018	48
USD	312,927	EUR	265,804	Barclays Bank plc	12/5/2018	11,041
USD	4,330	EUR	3,710	BNP Paribas	12/5/2018	116
USD	12,536	EUR	10,741	Citibank, NA	12/5/2018	337
USD	1,238	EUR	1,061	Goldman Sachs International	12/5/2018	33
USD	913	EUR	794	HSBC Bank, NA	12/5/2018	10
USD	7,033	EUR	5,977	Morgan Stanley	12/5/2018	244
USD	2,168	EUR	1,850	Royal Bank of Canada	12/5/2018	67
USD	17,052	EUR	15,001	State Street Corp.	12/5/2018	15
USD	1,729	GBP	1,326	Barclays Bank plc	12/5/2018	32
USD	528	GBP	403	BNP Paribas	12/5/2018	11
USD	2,250	GBP	1,725	Morgan Stanley	12/5/2018	42
USD	31,012	GBP	23,734	State Street Corp.	12/5/2018	629
USD	542	GBP	422	TD Bank Financial Group	12/5/2018	1
USD	1,909	GBP	1,449	Union Bank of Switzerland AG	12/5/2018	55
USD	5,266	JPY	582,180	Citibank, NA	12/5/2018	94
USD	99,025	JPY	10,977,039	State Street Corp.	12/5/2018	1,495
USD	513	JPY	57,368	TD Bank Financial Group	12/5/2018	4
USD	809	NOK	6,700	TD Bank Financial Group	12/5/2018	13
USD	954	SEK	8,593	Citibank, NA	12/5/2018	13
USD	475	SEK	4,275	Goldman Sachs International	12/5/2018	7
USD	9,440	SEK	85,196	Merrill Lynch International	12/5/2018	104
USD	504	SEK	4,509	TD Bank Financial Group	12/5/2018	10
ARS	4,749	USD	121	BNP Paribas **	12/19/2018	4
BRL	2,868	USD	760	Goldman Sachs International **	12/19/2018	8
EGP	19,942	USD	1,085	Goldman Sachs International **	12/19/2018	14
IDR	7,097,877	USD	460	Citibank, NA **	12/19/2018	3
TRY	7,386	USD	1,084	HSBC Bank, NA	12/19/2018	199
USD	789	BRL	2,868	Standard Chartered Bank **	12/19/2018	22
USD	374	CLP	246,699	Citibank, NA **	12/19/2018	19
USD	1,155	CLP	765,750	Credit Suisse International **	12/19/2018	54
USD	175	CLP	116,654	Goldman Sachs International **	12/19/2018	7
USD	772	CNY	5,358	Citibank, NA **	12/19/2018	6
USD	2,232	CNY	15,448	Goldman Sachs International **	12/19/2018	22
USD	1,088	COP	3,423,260	Citibank, NA **	12/19/2018	27
USD	175	COP	535,201	Citibank, NA **	12/19/2018	9
USD	160	COP	478,526	Goldman Sachs International **	12/19/2018	11
USD	2,103	EUR	1,803	Barclays Bank plc	12/19/2018	52
USD	1,114	KRW	1,249,543	Goldman Sachs International **	12/19/2018	18
USD	710	MXN	13,915	Barclays Bank plc	12/19/2018	30
USD	380	MXN	7,451	Citibank, NA	12/19/2018	15

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	OCTOBER 31, 2018

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	235	MXN	4,500	Royal Bank of Canada	12/19/2018	16
USD	356	PEN	1,195	Goldman Sachs International **	12/19/2018	3
USD	1,118	PLN	4,152	BNP Paribas	12/19/2018	34
USD	9	PLN	35	State Street Corp.	12/19/2018	— (a)
USD	749	THB	24,506	Goldman Sachs International	12/19/2018	8
USD	160	THB	5,156	HSBC Bank, NA	12/19/2018	4
ZAR	17,799	USD	1,196	Barclays Bank plc	12/19/2018	3
ZAR	3,900	USD	258	BNP Paribas	12/19/2018	5
USD	815	HUF	228,052	Goldman Sachs International	1/14/2019	14
USD	114	EUR	99	Australia & New Zealand Banking Group Ltd.	1/18/2019	1
USD	114	EUR	99	Barclays Bank plc	1/18/2019	1
USD	961	EUR	823	National Australia Bank Ltd.	1/18/2019	22

Total unrealized appreciation						17,447

CAD	47,399	USD	36,417	Citibank, NA	11/5/2018	(410)
MXN	11,154	USD	549	BNP Paribas	11/6/2018	— (a)
BRL	709	USD	190	Standard Chartered Bank **	11/19/2018	— (a)
CLP	129,003	USD	189	Credit Suisse International **	11/19/2018	(4)
CLP	128,188	USD	190	Goldman Sachs International **	11/19/2018	(5)
CNY	480	USD	69	BNP Paribas **	11/19/2018	— (a)
CZK	4,257	EUR	165	BNP Paribas	11/19/2018	(1)
CZK	8,308	USD	372	Royal Bank of Canada	11/19/2018	(9)
EUR	145	USD	165	Goldman Sachs International	11/19/2018	— (a)
EUR	36	USD	42	National Australia Bank Ltd.	11/19/2018	(1)
INR	13,675	USD	184	Credit Suisse International **	11/19/2018	— (a)
USD	189	BRL	709	Credit Suisse International **	11/19/2018	(1)
USD	183	IDR	2,808,966	BNP Paribas **	11/19/2018	(1)
USD	183	INR	13,675	Citibank, NA **	11/19/2018	(1)
USD	191	PHP	10,356	Standard Chartered Bank **	11/19/2018	(3)
USD	102	TRY	580	Barclays Bank plc	11/19/2018	— (a)
MXN	10,730	USD	561	Goldman Sachs International	11/20/2018	(35)
CHF	2,050	USD	2,135	Barclays Bank plc	12/5/2018	(93)
CHF	1,448	USD	1,466	National Australia Bank Ltd.	12/5/2018	(24)
EUR	2,203	GBP	1,957	Goldman Sachs International	12/5/2018	(3)
EUR	3,575	GBP	3,215	National Australia Bank Ltd.	12/5/2018	(55)
EUR	2,654	USD	3,059	Barclays Bank plc	12/5/2018	(45)
EUR	4,315	USD	5,073	Citibank, NA	12/5/2018	(172)
EUR	1,130	USD	1,288	HSBC Bank, NA	12/5/2018	(6)
EUR	1,055	USD	1,213	Merrill Lynch International	12/5/2018	(15)
EUR	921	USD	1,063	Morgan Stanley	12/5/2018	(18)
EUR	8,640	USD	10,001	National Australia Bank Ltd.	12/5/2018	(189)
EUR	8,017	USD	9,182	State Street Corp.	12/5/2018	(77)
EUR	14,804	USD	17,272	TD Bank Financial Group	12/5/2018	(458)
EUR	5,247	USD	6,099	Union Bank of Switzerland AG	12/5/2018	(139)
GBP	7,269	EUR	8,234	Goldman Sachs International	12/5/2018	(46)
GBP	1,322	USD	1,742	Barclays Bank plc	12/5/2018	(50)
GBP	42,540	USD	55,644	National Australia Bank Ltd.	12/5/2018	(1,186)
GBP	416	USD	551	TD Bank Financial Group	12/5/2018	(19)
JPY	77,826	USD	704	Barclays Bank plc	12/5/2018	(12)
NOK	10,999	EUR	1,151	Goldman Sachs International	12/5/2018	— (a)
NOK	3,617	USD	439	Merrill Lynch International	12/5/2018	(9)
SEK	9,818	USD	1,124	BNP Paribas	12/5/2018	(48)
SEK	29,288	USD	3,267	Goldman Sachs International	12/5/2018	(57)
SEK	4,632	USD	511	Morgan Stanley	12/5/2018	(4)
SEK	13,422	USD	1,490	TD Bank Financial Group	12/5/2018	(20)
USD	531	JPY	60,134	TD Bank Financial Group	12/5/2018	(4)
USD	1,694	SEK	15,510	State Street Corp.	12/5/2018	(6)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	51

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
CLP	619,906	USD	921	Citibank, NA **	12/19/2018	(30)
CLP	509,197	USD	745	Goldman Sachs International **	12/19/2018	(13)
CNH	1,099	USD	160	Citibank, NA **	12/19/2018	(2)
CNY	8,070	USD	1,167	HSBC Bank, NA **	12/19/2018	(12)
CNY	1,081	USD	157	Royal Bank of Canada **	12/19/2018	(2)
COP	3,846,112	USD	1,270	Citibank, NA **	12/19/2018	(79)
COP	590,875	USD	193	Goldman Sachs International **	12/19/2018	(10)
EUR	284	USD	337	Barclays Bank plc	12/19/2018	(13)
EUR	244	USD	287	HSBC Bank, NA	12/19/2018	(9)
IDR	2,643,736	USD	173	BNP Paribas **	12/19/2018	(1)
KRW	401,465	USD	359	Standard Chartered Bank **	12/19/2018	(7)
MXN	12,297	USD	643	Goldman Sachs International	12/19/2018	(43)
MXN	2,566	USD	134	HSBC Bank, NA	12/19/2018	(9)
MXN	3,880	USD	192	State Street Corp.	12/19/2018	(2)
PEN	404	USD	121	BNP Paribas **	12/19/2018	(2)
PEN	791	USD	237	Goldman Sachs International **	12/19/2018	(3)
PLN	1,394	USD	375	Barclays Bank plc	12/19/2018	(12)
PLN	610	USD	167	BNP Paribas	12/19/2018	(8)
PLN	643	USD	175	BNP Paribas	12/19/2018	(7)
PLN	146	USD	40	Citibank, NA	12/19/2018	(2)
RUB	45,502	USD	690	Citibank, NA **	12/19/2018	(4)
THB	29,661	USD	920	Standard Chartered Bank	12/19/2018	(24)
USD	152	EGP	2,785	Goldman Sachs International **	12/19/2018	(1)
USD	193	EGP	3,552	Standard Chartered Bank **	12/19/2018	(2)
USD	626	IDR	9,672,147	Goldman Sachs International **	12/19/2018	(4)
USD	249	TRY	1,678	Goldman Sachs International	12/19/2018	(43)
USD	898	TRY	5,707	HSBC Bank, NA	12/19/2018	(93)
USD	1,749	ZAR	26,856	Barclays Bank plc	12/19/2018	(61)
USD	251	ZAR	3,768	Goldman Sachs International	12/19/2018	(3)
USD	1,514	ZAR	22,936	Standard Chartered Bank	12/19/2018	(31)
ZAR	3,598	USD	251	Goldman Sachs International	12/19/2018	(9)
ZAR	3,203	USD	221	Royal Bank of Canada	12/19/2018	(5)
ZAR	1,558	USD	107	Standard Chartered Bank	12/19/2018	(2)

Total unrealized depreciation						(3,774)

Net unrealized appreciation						13,673

Abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chile Peso
CNH	China Renminbi
CNY	China yuan
COP	Colombian Peso
CZK	Czech Republic Krona
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	India Rupee

JPY	Japanese Yen
KRW	Korea (Rep.) won
MXN	Mexican Peso
NOK	Norwegian Krone
PEN	Peru Nuevo Sol
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TRY	New Turkish Lira
USD	United States Doller
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	OCTOBER 31, 2018

Over the Counter (“OTC”) Credit default swap contracts outstanding — buy protection(1) as of October 31, 2018 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (2)	NOTIONAL AMOUNT (3)	UPFRONT PAYMENTS (RECEIPTS) ($) (4)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
Republic of Indonesia, 5.88%, 3/13/2020	1.00	Quarterly	Goldman Sachs International	12/20/2023	1.57	USD 1,822	41	4	45
Republic of Indonesia, 5.88%, 3/13/2020	1.00	Quarterly	Goldman Sachs International	12/20/2023	1.57	USD 2,278	51	6	57

							92	10	102

People’s Republic of China, 7.50%, 10/28/2027	1.00	Quarterly	Goldman Sachs International	12/20/2023	0.72	USD 3,570	(64)	12	(52)
Republic of Korea, 7.13%, 4/16/2019	1.00	Quarterly	Goldman Sachs International	12/20/2023	0.41	USD 4,500	(119)	(12)	(131)

							(183)	—	(183)

							(91)	10	(81)

(1)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(3)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(4)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

OTC Interest rate swap contracts outstanding as of October 31, 2018 (amounts in thousands):
FLOATING RATE INDEX	FIXED RATE	PAY/ RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Chilean Peso at maturity	3.65% annually	Receive	Goldman Sachs International	10/18/2020	CLP 1,800,000	—	(8)

						—	(8)

Centrally Cleared Interest rate swap contracts outstanding as of October 31, 2018 (amounts in thousands):
FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
6 months PRIBOR semi-annually	2.06% annually	Receive	7/12/2028	CZK 31,000	—	58

					—	58

6 months PRIBOR semi-annually	1.99% annually	Pay	7/12/2023	CZK 49,000	—	(51)

					—	(51)

					—	7

(a)	Value of floating rate index at of October 31, 2018 was as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	53

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

FLOATING RATE INDEX	VALUE
6 Month PRIBOR	1.92%

Abbreviations

CLP	Chile Peso
CZK	Czech Republic Krona
PRIBOR	Prague Interbank Offered Rate
USD	United States Doller

OTC Total Return Basket Swaps Outstanding at October 31, 2018 (amounts in thousands):
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America, NA	The Fund receives the total return on a portfolio of long equity positions and pays net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.35% to 1.50%), which is denominated in GBP based on the local currencies of the positions within the swaps.	3/29/2019	$41,809	$(328)	$95	$(233)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE ($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) ($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
United Kingdom
Ashtead Group plc	88	2,165	(237)	0.0	(a)
BP plc	499	3,602	(52)	0.0	(a)
Centrica plc	1,889	3,548	(117)	0.0	(a)
Fevertree Drinks plc	62	2,219	(79)	0.0	(a)
GlaxoSmithKline plc	289	5,606	80	0.0	(a)
Next plc	36	2,422	(99)	0.0	(a)
Pearson plc	332	3,813	296	0.0	(a)
Persimmon plc	92	2,702	6	0.0	(a)
Rolls-Royce Holdings plc *	285	3,057	(255)	0.0	(a)
Rolls-Royce Holdings plc (Preference) *	11,257	14	14	0.0	(a)
Taylor Wimpey plc	1,408	2,898	(60)	0.0	(a)

	16,237	32,046	(503)	0.0	(a)

United States
Burford Capital Ltd.	105	2,226	(6)	0.0	(a)

Australia
Rio Tinto plc	102	4,942	87	0.0	(a)

Jordan
Hikma Pharmaceuticals plc	107	2,595	94	0.0	(a)

Total Long Positions of Total Return Basket Swaps	16,551	41,809	(328)	0.0	(a)

The following reference rates, and their values as of period-end, are used for security descriptions:
VALUE
GBP LIBOR	0.73%

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	OCTOBER 31, 2018

Summary of total swap contracts outstanding as of October 31, 2018 (amounts in thousands):
	NET UPFRONT PAYMENTS (RECEIPTS)($)	VALUE($)
Assets
OTC Credit default swap contracts outstanding—buy protection	92	102

Total OTC swap contracts outstanding	92	102

Liabilities
OTC Credit default swap contracts outstanding—buy protection	(183)	(183)
OTC Interest rate swap contracts outstanding	—	(8)
OTC Total return basket swaps contracts outstanding	—	(233)

Total OTC swap contracts outstanding	(183)	(424)

Abbreviations

GBP	British Pound
LIBOR	London Interbank Offered Rate
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

(a)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

(1)	Notional value represents market value as of October 31, 2018 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	Unrealized appreciation (depreciation) represents the unrealized gain (loss) of the positions subsequent to the swap reset.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	55

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds—33.5%
Argentina — 0.0% (a)
YPF SA
8.50%, 3/23/2021(b)	1,520	1,529
8.75%, 4/4/2024 (b)	2,160	2,125

		3,654

Australia — 0.2%
Australia & New Zealand Banking Group Ltd. (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (c) (d) (e) (f)	12,431	12,757
BHP Billiton Finance USA Ltd. (USD Swap Semi 5 Year + 5.09%), 6.75%, 10/19/2075 (d) (e)	1,720	1,862
FMG Resources August 2006 Pty. Ltd.
4.75%, 5/15/2022 (e)	1,725	1,656
5.13%, 5/15/2024 (e)	1,389	1,320
Nufarm Australia Ltd. 5.75%, 4/30/2026 (e)	167	156

		17,751

Azerbaijan — 0.1%
Southern Gas Corridor CJSC 6.88%, 3/24/2026 (b)	950	1,015
State Oil Co. of the Azerbaijan Republic
4.75%, 3/13/2023 (b)	1,716	1,695
6.95%, 3/18/2030 (b)	2,780	2,943

		5,653

Brazil — 0.1%
Banco Daycoval SA 5.75%, 3/19/2019 (b)	1,954	1,955
Cemig Geracao e Transmissao SA 9.25%, 12/5/2024 (b)	1,750	1,863
GTL Trade Finance, Inc. 5.89%, 4/29/2024 (b)	1,080	1,100
JSL Europe SA 7.75%, 7/26/2024 (b)	1,537	1,423
Suzano Austria GmbH 5.75%, 7/14/2026 (b)	940	951
Votorantim Cimentos SA 7.25%, 4/5/2041 (b)	1,840	1,885

		9,177

Canada — 1.3%
Athabasca Oil Corp. 9.88%, 2/24/2022 (e)	2,621	2,608
ATS Automation Tooling Systems, Inc. 6.50%, 6/15/2023 (e)	2,332	2,390
Baytex Energy Corp.
5.13%, 6/1/2021 (e)	200	194
5.63%, 6/1/2024 (e)	364	327
Bombardier, Inc.
7.75%, 3/15/2020 (e)	188	195
8.75%, 12/1/2021 (e)	2,995	3,220
6.00%, 10/15/2022 (e)	2,688	2,637
6.13%, 1/15/2023 (e)	3,228	3,188

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Canada — continued
7.50%, 12/1/2024 (e)	1,540	1,565
7.50%, 3/15/2025 (e)	6,598	6,596
Calfrac Holdings LP 8.50%, 6/15/2026 (e)	1,200	1,080
Concordia International Corp. 8.00%, 9/6/2024	2,095	2,048
Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (d)	20,130	20,986
Enbridge, Inc.
Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077 (d)	2,730	2,552
(ICE LIBOR USD 3 Month + 3.42%), 5.50%, 7/15/2077 (d)	8,810	7,832
(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (d)	7,500	7,021
Garda World Security Corp.
7.25%, 11/15/2021 (e)	310	307
8.75%, 5/15/2025 (e)	13,052	12,269
Gateway Casinos & Entertainment Ltd. 8.25%, 3/1/2024 (e)	4,695	4,930
Hudbay Minerals, Inc. 7.25%, 1/15/2023 (e)	1,140	1,134
Intertape Polymer Group, Inc. 7.00%, 10/15/2026 (e)	1,465	1,465
Jupiter Resources, Inc. 8.50%, 10/1/2022 (e)	1,171	433
Kronos Acquisition Holdings, Inc. 9.00%, 8/15/2023 (e)	1,913	1,674
Mattamy Group Corp. 6.88%, 12/15/2023 (e)	885	862
MEG Energy Corp.
6.38%, 1/30/2023 (e)	7,984	7,695
7.00%, 3/31/2024 (e)	2,349	2,308
6.50%, 1/15/2025 (e)	4,493	4,636
NOVA Chemicals Corp.
4.88%, 6/1/2024 (e)	5,165	4,745
5.00%, 5/1/2025 (e)	2,646	2,408
5.25%, 6/1/2027 (e)	2,995	2,703
Open Text Corp.
5.63%, 1/15/2023 (e)	1,957	1,972
5.88%, 6/1/2026 (e)	2,186	2,197
Precision Drilling Corp.
7.75%, 12/15/2023	1,540	1,601
7.13%, 1/15/2026 (e)	4,170	4,139
Quebecor Media, Inc. 5.75%, 1/15/2023	8,388	8,409
Seven Generations Energy Ltd. 5.38%, 9/30/2025 (e)	1,435	1,338
Stars Group Holdings BV 7.00%, 7/15/2026 (e)	3,775	3,832

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Canada — continued
Teck Resources Ltd.
6.13%, 10/1/2035	2,435	2,465
6.00%, 8/15/2040	1,875	1,833
5.40%, 2/1/2043	1,455	1,324
Transcanada Trust
(ICE LIBOR USD 3 Month + 3.53%), 5.63%, 5/20/2075 (d)	6,140	5,868
Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (d)	4,474	4,404
(ICE LIBOR USD 3 Month + 3.21%), 5.30%, 3/15/2077 (d)	3,845	3,518
Trinidad Drilling Ltd. 6.63%, 2/15/2025 (e)	494	494
Videotron Ltd.
5.38%, 6/15/2024 (e)	5,378	5,371
5.13%, 4/15/2027(e)	1,840	1,744

		162,517

Cayman Islands — 0.0% (a)
Telford Offshore Ltd. Series B, 14.00%, (Blend (cash 1.00% + PIK 13.00%)), 2/12/2024 ‡ (g)	1,092	695

Chile — 0.0% (a)
Empresa Electrica Angamos SA 4.88%, 5/25/2029 (b)	667	649

Colombia — 0.0% (a)
Ecopetrol SA
5.38%, 6/26/2026	1,610	1,622
7.38%, 9/18/2043	1,642	1,837

		3,459

Croatia — 0.0% (a)
Hrvatska Elektroprivreda 5.88%, 10/23/2022 (e)	600	623

Denmark — 0.0% (a)
DKT Finance ApS 9.38%, 6/17/2023 (e)	1,810	1,900

Finland — 0.0% (a)
Nokia OYJ
4.38%, 6/12/2027	1,875	1,763
6.63%, 5/15/2039	1,452	1,514

		3,277

France — 0.5%
Altice France SA
6.25%, 5/15/2024 (e)	5,580	5,357
7.38%, 5/1/2026 (e)	3,201	3,073
8.13%, 2/1/2027 (e)	4,569	4,510

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

France — continued
Credit Agricole SA
(USD Swap Semi 5 Year + 4.70%), 6.63%, 9/23/2019 (c) (d) (e) (f)	10,535	10,627
(USD Swap Semi 5 Year + 6.19%), 8.13%, 12/23/2025 (c) (d) (e) (f)	6,835	7,331
Societe Generale SA
(USD Swap Semi 5 Year + 6.24%), 7.38%, 9/13/2021 (c) (d) (e) (f)	12,990	13,169
(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (c) (d) (e) (f)	4,730	4,801
(USD Swap Semi 5 Year + 3.93%), 6.75%, 4/6/2028 (c) (d) (e) (f)	9,980	8,807

		57,675

Germany — 0.1%
IHO Verwaltungs GmbH 4.50% (cash), 9/15/2023 (e) (g)	4,015	3,739
Unitymedia GmbH 6.13%, 1/15/2025 (e)	3,388	3,481

		7,220

Ghana — 0.0% (a)
Tullow Oil plc 7.00%, 3/1/2025 (e)	4,313	4,227

Guatemala — 0.0% (a)
Energuate Trust 5.88%, 5/3/2027 (b)	1,147	1,082

Hungary — 0.0% (a)
MFB Magyar Fejlesztesi Bank Zrt. 6.25%, 10/21/2020 (e)	990	1,031
MOL Group Finance SA 6.25%, 9/26/2019 (b)	800	816

		1,847

India — 0.0% (a)
Reliance Holding USA, Inc. 5.40%, 2/14/2022 (b)	830	855

Indonesia — 0.1%
Minejesa Capital BV 4.63%, 8/10/2030 (e)	824	728
Pertamina Persero PT
4.30%, 5/20/2023 (b)	1,860	1,809
6.50%, 5/27/2041 (b)	580	585
6.00%, 5/3/2042 (b)	880	832
6.45%, 5/30/2044 (b)	1,990	1,980

		5,934

Ireland — 0.3%
AerCap Global Aviation Trust (ICE LIBOR USD 3 Month + 4.30%), 6.50%, 6/15/2045 (d) (e)	7,730	7,923
Ardagh Packaging Finance plc
7.25%, 5/15/2024 (e)	6,675	6,709
6.00%, 2/15/2025 (e)	12,235	11,470

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	57

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Ireland — continued
Avolon Holdings Funding Ltd.
5.50%, 1/15/2023 (e)	1,226	1,220
5.13%, 10/1/2023 (e)	708	694
James Hardie International Finance DAC
4.75%, 1/15/2025 (e)	1,080	1,003
Park Aerospace Holdings Ltd.
5.25%, 8/15/2022 (e)	992	984
4.50%, 3/15/2023 (e)	1,757	1,672
5.50%, 2/15/2024 (e)	3,512	3,478

		35,153

Italy — 0.2%
Enel SpA (USD Swap Semi 5 Year + 5.88%), 8.75%, 9/24/2073 (d) (e)	8,600	9,288
Telecom Italia Capital SA
6.38%, 11/15/2033	3,457	3,163
6.00%, 9/30/2034	1,985	1,791
7.20%, 7/18/2036	810	795
7.72%, 6/4/2038	388	393
Telecom Italia SpA 5.30%, 5/30/2024 (e)	1,030	971
Wind Tre SpA 5.00%, 1/20/2026 (e)	6,442	5,484

		21,885

Kazakhstan — 0.1%
Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042 (b)	2,045	2,214
Kazakhstan Temir Zholy National Co. JSC 4.85%, 11/17/2027 (e)	1,876	1,843
KazMunayGas National Co. JSC
4.40%, 4/30/2023 (b)	1,150	1,138
4.75%, 4/24/2025 (e)	800	798
5.38%, 4/24/2030 (e)	980	973
KazMunayGas National Co. PJSC
4.75%, 4/19/2027 (b)	500	489
Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/2026 (b)	800	746

		8,201

Luxembourg — 0.7%
Altice Financing SA
6.63%, 2/15/2023 (e)	5,012	4,961
7.50%, 5/15/2026 (e)	7,460	7,012
Altice Luxembourg SA
7.75%, 5/15/2022 (e)	13,678	12,652
7.63%, 2/15/2025 (e)	2,165	1,846

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Luxembourg — continued
INEOS Group Holdings SA 5.63%, 8/1/2024 (e)	9,470	9,044
Intelsat Connect Finance SA 9.50%, 2/15/2023 (e)	5,164	4,964
Intelsat Jackson Holdings SA
7.50%, 4/1/2021	8,448	8,554
5.50%, 8/1/2023	9,979	8,931
8.00%, 2/15/2024 (e)	6,435	6,733
8.50%, 10/15/2024 (e)	13,155	12,925
9.75%, 7/15/2025 (e)	1,585	1,660
Intelsat Luxembourg SA
7.75%, 6/1/2021	364	344
8.13%, 6/1/2023	2,288	1,922

		81,548

Mexico — 0.3%
Alfa SAB de CV 6.88%, 3/25/2044 (e)	712	710
America Movil SAB de CV 5.00%, 10/16/2019	228	231
BBVA Bancomer SA 6.75%, 9/30/2022 (b)	900	946
CEMEX Finance LLC 6.00%, 4/1/2024 (e)	325	324
Cemex SAB de CV
5.70%, 1/11/2025 (e)	3,400	3,312
6.13%, 5/5/2025 (e)	8,420	8,357
7.75%, 4/16/2026 (e)	5,385	5,688
Grupo KUO SAB de CV 5.75%, 7/7/2027 (e)	1,850	1,720
Petroleos Mexicanos
5.38%, 3/13/2022	2,850	2,834
6.50%, 3/13/2027	1,870	1,810
5.35%, 2/12/2028 (e)	1,770	1,573
6.63%, 6/15/2035	1,970	1,802
6.38%, 1/23/2045	1,000	833
5.63%, 1/23/2046	1,999	1,549
6.75%, 9/21/2047	930	798
6.35%, 2/12/2048 (e)	500	414

		32,901

Morocco — 0.0% (a)
OCP SA
5.63%, 4/25/2024 (b)	2,180	2,218
6.88%, 4/25/2044 (b)	1,591	1,659

		3,877

Netherlands — 0.2%
ING Groep NV (USD Swap Semi 5 Year + 5.12%), 6.87%, 4/16/2022 (b) (c) (d) (f)	5,458	5,512

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Netherlands — continued
NXP BV
4.63%, 6/15/2022 (e)	1,655	1,645
4.63%, 6/1/2023 (e)	4,085	4,049
Starfruit Finco BV 8.00%, 10/1/2026 (e)	1,075	1,043
UPC Holding BV 5.50%, 1/15/2028 (e)	840	777
UPCB Finance IV Ltd. 5.38%, 1/15/2025 (e)	9,420	9,166
Ziggo Bond Co. BV 5.88%, 1/15/2025 (e)	2,190	2,004
Ziggo BV 5.50%, 1/15/2027 (e)	2,594	2,380

		26,576

Norway — 0.0% (a)
Aker BP ASA
6.00%, 7/1/2022 (e)	373	380
5.88%, 3/31/2025 (e)	1,776	1,792

		2,172

Peru — 0.0% (a)
BBVA Banco Continental SA 5.00%, 8/26/2022 (b)	990	1,010
Consorcio Transmantaro SA 4.38%, 5/7/2023 (b)	874	863
Nexa Resources SA 5.38%, 5/4/2027 (b)	2,050	1,986
Southern Copper Corp. 5.88%, 4/23/2045	1,135	1,181

		5,040

Qatar — 0.0% (a)
ABQ Finance Ltd.
3.63%, 4/13/2021 (b)	1,550	1,527
3.50%, 2/22/2022 (b)	2,570	2,489
Ras Laffan Liquefied Natural Gas Co. Ltd. II 5.30%, 9/30/2020 (b)	747	759

		4,775

South Korea — 0.1%
Heungkuk Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/9/2047 (b) (d)	2,350	2,089
MagnaChip Semiconductor Corp. 6.63%, 7/15/2021 (h)	3,805	3,577

		5,666

Spain — 0.0% (a)
Banco Bilbao Vizcaya Argentaria SA
(EUR Swap Annual 5 Year + 6.16%), 7.00%, 2/19/2019(b) (c) (d) (f)	EUR 1,800	2,058
(EUR Swap Annual 5 Year + 6.60%), 6.75%, 2/18/2020(b) (c) (d) (f)	EUR 1,000	1,161

		3,219

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Sweden — 0.1%
Skandinaviska Enskilda Banken AB (USD Swap Semi 5 Year + 3.85%), 5.75%, 5/13/2020 (b) (c) (d) (f)	5,000	4,978
Svenska Handelsbanken AB (USD Swap Semi 5 Year + 3.34%), 5.25%, 3/1/2021(b) (c) (d) (f)	5,000	4,901
Swedbank AB (USD Swap Semi 5 Year + 3.77%), 5.50%, 3/17/2020(b) (c) (d) (f)	5,000	4,938

		14,817

Switzerland — 0.3%
Credit Suisse Group AG
(USD Swap Semi 5 Year + 4.60%), 7.50%, 7/17/2023 (c) (d) (e) (f)	2,745	2,793
(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (c) (d) (e) (f)	4,646	4,837
(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (c) (d) (e) (f)	8,385	8,160
(USD Swap Semi 5 Year + 4.33%), 7.25%, 9/12/2025 (c) (d) (e) (f)	4,230	4,182
UBS Group Funding Switzerland AG
(USD Swap Semi 5 Year + 5.46%), 7.13%, 2/19/2020 (b) (c) (d) (f)	2,000	2,035
(USD ICE Swap Rate 5 Year + 5.50%), 6.87%, 3/22/2021 (b) (c) (d) (f)	5,215	5,305
(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (b) (c) (d) (f)	5,000	5,206
(USD Swap Semi 5 Year + 4.59%), 6.87%, 8/7/2025 (b) (c) (d) (f)	5,000	4,938

		37,456

Trinidad and Tobago — 0.0% (a)
Petroleum Co. of Trinidad & Tobago Ltd.
9.75%, 8/14/2019 (b)	1,565	1,461

Turkey — 0.0% (a)
KOC Holding A/S
5.25%, 3/15/2023 (b)	1,119	1,053
Turkiye Is Bankasi A/S
5.00%, 4/30/2020 (b)	1,240	1,174

		2,227

United Arab Emirates — 0.1%
DAE Funding LLC
4.50%, 8/1/2022 (e)	1,205	1,182
5.00%, 8/1/2024 (e)	1,284	1,244
Shelf Drilling Holdings Ltd.
8.25%, 2/15/2025 (e)	5,013	5,070

		7,496

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	59

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United Kingdom — 1.0%
Afren plc 6.63%, 12/9/2020 (b) (i)	3,075	1
Ashtead Capital, Inc.
5.63%, 10/1/2024 (e)	3,760	3,854
4.38%, 8/15/2027 (e)	500	460
Barclays plc
(USD Swap Semi 5 Year + 6.77%), 7.88%, 3/15/2022 (b) (c) (d) (f)	5,397	5,559
(GBP Swap 5 Year + 6.46%), 7.25%, 3/15/2023 (b) (c) (d) (f)	GBP 6,299	8,254
(USD Swap Semi 5 Year + 4.84%), 7.75%, 9/15/2023 (c) (d) (f)	3,644	3,635
4.38%, 9/11/2024	3,678	3,510
5.20%, 5/12/2026	2,555	2,480
4.84%, 5/9/2028	1,277	1,179
Fiat Chrysler Automobiles NV 5.25%, 4/15/2023	4,875	4,851
HSBC Holdings plc
(USD ICE Swap Rate 5 Year + 5.51%), 6.87%, 6/1/2021 (c) (d) (f)	6,852	7,100
(USD ICE Swap Rate 5 Year + 3.45%), 6.25%, 3/23/2023 (c) (d) (f)	5,725	5,560
(USD ICE Swap Rate 5 Year + 3.71%), 6.37%, 9/17/2024 (c) (d) (f)	4,840	4,690
(USD ICE Swap Rate 5 Year + 4.37%), 6.38%, 3/30/2025 (c) (d) (f)	6,000	5,828
(USD ICE Swap Rate 5 Year + 3.61%), 6.50%, 3/23/2028 (c) (d) (f)	8,180	7,679
Inmarsat Finance plc 6.50%, 10/1/2024 (e)	1,345	1,326
Jaguar Land Rover Automotive plc 4.50%, 10/1/2027 (e)	4,010	3,183
KCA Deutag UK Finance plc
7.25%, 5/15/2021 (e)	2,409	2,222
9.88%, 4/1/2022 (e)	293	283
9.63%, 4/1/2023 (e)	397	373
Lloyds Banking Group plc
(USD Swap Semi 5 Year + 4.76%), 7.50%, 6/27/2024 (c) (d) (f)	9,898	9,984
(USD Swap Semi 5 Year + 4.50%), 7.50%, 9/27/2025 (c) (d) (f)	6,565	6,598
Merlin Entertainments plc 5.75%, 6/15/2026 (e)	1,820	1,820
Nationwide Building Society (GBP Swap 5 Year + 4.88%), 6.88%, 6/20/2019 (b) (c) (d) (f)	GBP 3,809	4,942
NatWest Markets plc
6.13%, 12/15/2022	14,167	14,656
6.00%, 12/19/2023	1,194	1,227

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United Kingdom — Continued
Virgin Media Secured Finance plc
5.50%, 1/15/2025 (e)	1,300	1,266
5.25%, 1/15/2026 (e)	1,895	1,767
5.50%, 8/15/2026 (e)	4,060	3,827

		118,114

United States — 27.7%
Acadia Healthcare Co., Inc.
6.13%, 3/15/2021	528	530
5.63%, 2/15/2023	700	701
6.50%, 3/1/2024	3,004	3,053
ACCO Brands Corp. 5.25%, 12/15/2024 (e)	4,980	4,631
ACE Cash Express, Inc. 12.00%, 12/15/2022 (e)	2,659	2,752
ACI Worldwide, Inc. 5.75%, 8/15/2026 (e)	2,730	2,730
Adient Global Holdings Ltd. 4.88%, 8/15/2026 (e)	4,500	3,859
ADT Security Corp. (The)
3.50%, 7/15/2022	305	283
4.13%, 6/15/2023	9,385	8,704
AECOM
5.88%, 10/15/2024	1,190	1,211
5.13%, 3/15/2027	4,369	4,063
AES Corp.
4.00%, 3/15/2021	2,770	2,742
5.50%, 4/15/2025	1,800	1,805
Ahern Rentals, Inc. 7.38%, 5/15/2023 (e)	3,731	3,456
Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (e)	4,805	4,318
AK Steel Corp.
7.50%, 7/15/2023	794	809
6.38%, 10/15/2025	1,321	1,176
7.00%, 3/15/2027	2,343	2,073
Albertsons Cos. LLC
6.63%, 6/15/2024	11,605	10,967
5.75%, 3/15/2025	5,214	4,588
Alcoa Nederland Holding BV
6.75%, 9/30/2024 (e)	7,476	7,850
7.00%, 9/30/2026 (e)	900	949
6.13%, 5/15/2028 (e)	750	748
Alliance Data Systems Corp.
5.88%, 11/1/2021 (e)	1,296	1,318
5.38%, 8/1/2022 (e)	3,639	3,653
Allison Transmission, Inc.
5.00%, 10/1/2024 (e)	3,655	3,548
4.75%, 10/1/2027 (e)	1,907	1,752

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Allstate Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.94%), 5.75%, 8/15/2053 (d)	19,105	19,298
Ally Financial, Inc.
4.63%, 5/19/2022	12,606	12,606
4.63%, 3/30/2025	4,960	4,855
5.75%, 11/20/2025	2,855	2,926
8.00%, 11/1/2031	2,055	2,471
Altice US Finance I Corp.
5.38%, 7/15/2023 (e)	4,070	4,069
5.50%, 5/15/2026 (e)	3,893	3,792
AMC Entertainment Holdings, Inc.
5.88%, 2/15/2022	190	191
5.75%, 6/15/2025	6,736	6,231
5.88%, 11/15/2026	892	818
6.13%, 5/15/2027	1,493	1,372
AMC Networks, Inc.
4.75%, 12/15/2022	2,100	2,069
5.00%, 4/1/2024	4,375	4,184
4.75%, 8/1/2025	1,011	940
American Axle & Manufacturing, Inc.
7.75%, 11/15/2019	1,726	1,778
6.63%, 10/15/2022	1,554	1,577
6.25%, 4/1/2025	6,537	6,169
6.25%, 3/15/2026	4,009	3,789
6.50%, 4/1/2027	7,091	6,745
American Express Co. Series C, (ICE LIBOR USD 3 Month + 3.29%), 4.90%, 3/15/2020 (c) (d) (f)	6,215	6,192
American International Group, Inc. Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048 (d)	9,300	8,783
American Woodmark Corp. 4.88%, 3/15/2026 (e)	4,020	3,734
AmeriGas Partners LP
5.63%, 5/20/2024	340	326
5.50%, 5/20/2025	5,753	5,379
5.88%, 8/20/2026	2,714	2,565
5.75%, 5/20/2027	1,024	950
Amkor Technology, Inc. 6.38%, 10/1/2022	8,949	9,005
AmWINS Group, Inc. 7.75%, 7/1/2026 (e)	1,926	1,979
Andeavor Logistics LP 6.25%, 10/15/2022	894	922
Series A, (ICE LIBOR USD 3 Month + 4.65%), 6.88%, 2/15/2023 (c) (d) (f)	3,060	2,968
6.38%, 5/1/2024	1,540	1,628

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Anixter, Inc.
5.50%, 3/1/2023	3,646	3,673
6.00%, 12/1/2025 (e) (j)	1,595	1,599
Antero Midstream Partners LP 5.38%, 9/15/2024	2,380	2,321
Antero Resources Corp.
5.13%, 12/1/2022	1,900	1,887
5.63%, 6/1/2023	4,205	4,205
Aramark Services, Inc. 5.00%, 2/1/2028 (e)	5,215	4,948
Arconic, Inc.
5.87%, 2/23/2022	1,582	1,600
5.13%, 10/1/2024	9,430	9,253
5.90%, 2/1/2027	3,490	3,447
Ashland LLC 4.75%, 8/15/2022	5,472	5,431
Avantor, Inc. 6.00%, 10/1/2024 (e)	2,935	2,928
Avaya, Inc. 7.00%, 4/1/2019 ‡ (i)	5,950	1
Avis Budget Car Rental LLC
5.50%, 4/1/2023	1,430	1,391
6.38%, 4/1/2024 (e)	8,355	7,979
5.25%, 3/15/2025 (e)	5,692	5,094
Axalta Coating Systems LLC 4.88%, 8/15/2024 (e)	2,480	2,340
B&G Foods, Inc. 5.25%, 4/1/2025	2,269	2,161
Ball Corp.
5.25%, 7/1/2025	962	968
4.88%, 3/15/2026	630	621
Banff Merger Sub, Inc. 9.75%, 9/1/2026 (e)	3,322	3,210
Bank of America Corp.
Series V, (ICE LIBOR USD 3 Month + 3.39%), 5.12%, 6/17/2019 (c) (d) (f)	10,595	10,568
Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (c) (d) (f)	11,220	11,557
Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (c) (d) (f)	13,130	13,924
Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (c) (d) (f)	9,818	10,076
Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (c) (d) (f)	1,350	1,422
Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (c) (d) (f)	30,855	29,929
Bank of New York Mellon Corp. (The)
Series E, (ICE LIBOR USD 3 Month + 3.42%), 4.95%, 6/20/2020 (c) (d) (f)	3,535	3,557
Series D, (ICE LIBOR USD 3 Month + 2.46%), 4.50%, 6/20/2023 (c) (d) (f)	9,636	9,106

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	61

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 9/20/2026 (c) (d) (f)	10,966	10,349
Bausch Health Cos., Inc.
7.50%, 7/15/2021 (e)	7,877	7,995
6.50%, 3/15/2022 (e)	1,266	1,310
5.50%, 3/1/2023 (e)	383	363
5.88%, 5/15/2023 (e)	42,477	40,619
7.00%, 3/15/2024 (e)	5,817	6,092
6.13%, 4/15/2025 (e)	11,023	10,138
5.50%, 11/1/2025 (e)	4,115	4,033
9.00%, 12/15/2025 (e)	9,252	9,645
9.25%, 4/1/2026 (e)	2,656	2,785
8.50%, 1/31/2027 (e)	2,820	2,869
Berry Global, Inc.
6.00%, 10/15/2022	500	511
5.13%, 7/15/2023	1,425	1,418
4.50%, 2/15/2026 (e)	1,285	1,201
Big River Steel LLC 7.25%, 9/1/2025 (e)	835	877
Blue Racer Midstream LLC
6.13%, 11/15/2022 (e)	7,345	7,492
6.63%, 7/15/2026 (e)	1,510	1,533
Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (e)	2,748	2,683
Boyd Gaming Corp.
6.88%, 5/15/2023	5,315	5,521
6.38%, 4/1/2026	2,905	2,879
6.00%, 8/15/2026	3,385	3,271
Boyne USA, Inc. 7.25%, 5/1/2025 (e)	3,799	3,960
Brink’s Co. (The) 4.63%, 10/15/2027 (e)	1,840	1,693
Bristow Group, Inc.
6.25%, 10/15/2022	1,206	887
8.75%, 3/1/2023 (e)	1,214	1,144
Buckeye Partners LP (ICE LIBOR USD 3 Month + 4.02%), 6.38%, 1/22/2078 (d)	6,382	5,843
BWAY Holding Co.
5.50%, 4/15/2024 (e)	6,295	6,043
BWX Technologies, Inc.
5.38%, 7/15/2026 (e)	675	677
Cablevision Systems Corp.
8.00%, 4/15/2020	5,217	5,445
5.88%, 9/15/2022	1,050	1,055
Caleres, Inc. 6.25%, 8/15/2023	1,259	1,284
California Resources Corp.
5.50%, 9/15/2021	390	347
8.00%, 12/15/2022 (e)	4,089	3,639

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Callon Petroleum Co.
6.13%, 10/1/2024	641	625
6.38%, 7/1/2026	539	535
Calpine Corp.
5.88%, 1/15/2024 (e)	2,000	2,000
5.50%, 2/1/2024	1,500	1,361
5.75%, 1/15/2025	2,320	2,073
5.25%, 6/1/2026 (e)	4,605	4,231
Camelot Finance SA 7.88%, 10/15/2024 (e)	2,868	2,839
Capital One Financial Corp. Series E, (ICE LIBOR USD 3 Month + 3.80%), 5.55%, 6/1/2020 (c) (d) (f)	5,820	5,878
Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	1,993	1,958
Catalent Pharma Solutions, Inc. 4.88%, 1/15/2026 (e)	676	634
CBS Radio, Inc. 7.25%, 11/1/2024 (e)	1,340	1,261
CCM Merger, Inc. 6.00%, 3/15/2022 (e)	662	674
CCO Holdings LLC
5.75%, 1/15/2024	1,005	1,015
5.88%, 4/1/2024 (e)	27,347	27,586
5.38%, 5/1/2025 (e)	2,775	2,716
5.75%, 2/15/2026 (e)	12,201	12,079
5.50%, 5/1/2026 (e)	6,095	5,935
5.13%, 5/1/2027 (e)	23,222	21,858
5.00%, 2/1/2028 (e)	8,673	8,098
CDW LLC
5.00%, 9/1/2023	998	993
5.50%, 12/1/2024	635	641
5.00%, 9/1/2025	4,835	4,714
Centene Corp.
5.63%, 2/15/2021	990	1,003
6.13%, 2/15/2024	2,730	2,853
4.75%, 1/15/2025	2,850	2,815
CenterPoint Energy, Inc. Series A, (ICE LIBOR USD 3 Month + 3.27%), 6.12%, 9/1/2023 (c) (d) (f)	9,880	9,966
Central Garden & Pet Co.
6.13%, 11/15/2023	4,700	4,782
5.13%, 2/1/2028	3,470	3,201
CenturyLink, Inc.
Series S, 6.45%, 6/15/2021	780	797
Series T, 5.80%, 3/15/2022	2,510	2,501
Series W, 6.75%, 12/1/2023	7,115	7,257
Series Y, 7.50%, 4/1/2024	5,896	6,191

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Cequel Communications Holdings I LLC 7.50%, 4/1/2028 (e)	2,260	2,342
Charles Schwab Corp. (The) Series F, (ICE LIBOR USD 3 Month + 2.58%), 5.00%, 12/1/2027 (c) (d) (f)	10,605	10,075
Chemours Co. (The)
6.63%, 5/15/2023	4,450	4,550
7.00%, 5/15/2025	2,530	2,606
Cheniere Corpus Christi Holdings LLC
7.00%, 6/30/2024	492	532
5.88%, 3/31/2025	6,845	7,033
5.13%, 6/30/2027	1,250	1,225
Cheniere Energy Partners LP
5.25%, 10/1/2025	1,273	1,249
5.63%, 10/1/2026 (e)	1,278	1,259
Chesapeake Energy Corp.
(ICE LIBOR USD 3 Month + 3.25%), 5.69%, 4/15/2019 (d)	876	878
6.63%, 8/15/2020	851	876
8.00%, 12/15/2022 (e)	4,342	4,526
7.00%, 10/1/2024	3,750	3,666
8.00%, 1/15/2025	2,614	2,652
8.00%, 6/15/2027	6,938	6,895
Cincinnati Bell, Inc.
7.00%, 7/15/2024 (e)	4,201	3,781
8.00%, 10/15/2025 (e)	1,357	1,235
Cinemark USA, Inc. 4.88%, 6/1/2023	5,499	5,368
CIT Group, Inc.
5.25%, 3/7/2025	1,302	1,309
6.13%, 3/9/2028	680	705
CITGO Petroleum Corp. 6.25%, 8/15/2022 (e)	1,815	1,788
Citigroup, Inc.
Series N, (ICE LIBOR USD 3 Month + 4.09%), 5.80%, 11/15/2019 (c) (d) (f)	8,740	8,882
Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%, 3/27/2020 (c) (d) (f)	1,785	1,809
Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.12%, 11/15/2020 (c) (d) (f)	1,670	1,708
(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (c) (d) (f)	10,235	10,248
(ICE LIBOR USD 3 Month + 4.23%), 5.90%, 2/15/2023 (c) (d) (f)	3,000	3,000
Series D, (ICE LIBOR USD 3 Month + 3.47%), 5.35%, 5/15/2023 (c) (d) (f)	14,725	14,154
Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (c) (d) (f)	10,670	10,606

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (c) (d) (f)	11,785	11,616
Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (c) (d) (f)	8,475	8,655
Citizens Financial Group, Inc. Series C, (ICE LIBOR USD 3 Month + 3.16%), 6.37%, 4/6/2024 (c) (d) (f)	5,930	5,929
Claire’s Stores, Inc.
9.00%, 3/15/2019 ‡ (i)	6,088	2,978
6.13%, 3/15/2020 ‡(e) (i)	1,150	563
Clear Channel Worldwide Holdings, Inc.
Series A, 7.63%, 3/15/2020	115	115
Series B, 7.63%, 3/15/2020	18,077	18,055
Series A, 6.50%, 11/15/2022	1,675	1,681
Series B, 6.50%, 11/15/2022	31,795	32,278
Clearwater Paper Corp.
4.50%, 2/1/2023	2,125	1,939
5.38%, 2/1/2025 (e)	1,868	1,714
Clearway Energy Operating LLC
5.75%, 10/15/2025 (e)	20	20
5.00%, 9/15/2026	2,465	2,292
Cleveland-Cliffs, Inc.
4.88%, 1/15/2024 (e)	685	654
5.75%, 3/1/2025	1,038	981
CNG Holdings, Inc. 9.38%, 5/15/2020 (e)	4,235	4,098
CNO Financial Group, Inc. 5.25%, 5/30/2025	2,437	2,458
CNX Midstream Partners LP 6.50%, 3/15/2026 (e)	667	650
Coeur Mining, Inc. 5.88%, 6/1/2024	932	885
Cogent Communications Finance, Inc. 5.63%, 4/15/2021 (e)	2,669	2,669
Cogent Communications Group, Inc. 5.38%, 3/1/2022 (e)	3,480	3,502
Commercial Metals Co.
4.88%, 5/15/2023	672	652
5.38%, 7/15/2027	1,415	1,310
CommScope Technologies LLC
6.00%, 6/15/2025 (e)	12,555	12,210
5.00%, 3/15/2027 (e)	2,405	2,158
CommScope, Inc.
5.00%, 6/15/2021 (e)	2,355	2,347
5.50%, 6/15/2024 (e)	1,660	1,606
Community Health Systems, Inc.
5.13%, 8/1/2021	1,740	1,649
6.88%, 2/1/2022	2,626	1,327

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	63

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
6.25%, 3/31/2023	3,855	3,545
8.63%, 1/15/2024 (e)	5,530	5,592
8.13%, 6/30/2024 (e)	5,378	4,249
Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (e)	1,955	1,879
Constellium NV
5.75%, 5/15/2024 (e)	781	743
6.63%, 3/1/2025 (e)	2,540	2,489
5.88%, 2/15/2026 (e)	875	816
Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (e)	4,425	4,182
CoreCivic, Inc.
REIT, 5.00%, 10/15/2022	430	415
REIT, 4.63%, 5/1/2023	4,230	3,987
Cornerstone Chemical Co. 6.75%, 8/15/2024 (e)	1,253	1,217
Coty, Inc. 6.50%, 4/15/2026 (e)	5,145	4,798
Covanta Holding Corp.
5.88%, 3/1/2024	1,420	1,416
5.88%, 7/1/2025	379	368
Covey Park Energy LLC 7.50%, 5/15/2025 (e)	2,075	2,039
Crestwood Midstream Partners LP
6.25%, 4/1/2023	3,454	3,523
5.75%, 4/1/2025	2,091	2,086
Crown Americas LLC
4.75%, 2/1/2026 (e)	681	643
4.25%, 9/30/2026	815	739
CSC Holdings LLC
8.63%, 2/15/2019	657	664
6.75%, 11/15/2021	2,089	2,187
10.13%, 1/15/2023 (e)	7,952	8,632
5.25%, 6/1/2024	1,539	1,483
6.63%, 10/15/2025 (e)	5,055	5,295
10.88%, 10/15/2025 (e)	3,057	3,527
5.50%, 4/15/2027 (e)	1,745	1,675
5.38%, 2/1/2028 (e)	1,060	999
CSI Compressco LP 7.50%, 4/1/2025 (e)	815	817
Cumberland Farms, Inc. 6.75%, 5/1/2025 (e)	640	658
Curo Group Holdings Corp. 8.25%, 9/1/2025 (e)	3,227	2,908
CVR Partners LP 9.25%, 6/15/2023 (e)	11,203	11,805
CyrusOne LP
REIT, 5.00%, 3/15/2024	500	500
REIT, 5.38%, 3/15/2027	1,239	1,230

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (e)	1,990	1,958
Dana, Inc.
6.00%, 9/15/2023	6,065	6,156
5.50%, 12/15/2024	1,250	1,204
DaVita, Inc.
5.75%, 8/15/2022	1,275	1,286
5.13%, 7/15/2024	4,002	3,822
5.00%, 5/1/2025	8,410	7,916
DCP Midstream LP Series A, (ICE LIBOR USD 3 Month + 5.15%), 7.37%, 12/15/2022 (c) (d) (f)	2,663	2,551
DCP Midstream Operating LP
4.95%, 4/1/2022	702	706
3.88%, 3/15/2023	2,613	2,508
5.38%, 7/15/2025	1,919	1,946
6.75%, 9/15/2037 (e)	1,825	1,898
Dean Foods Co. 6.50%, 3/15/2023 (e)	1,821	1,678
Delek Logistics Partners LP 6.75%, 5/15/2025	3,433	3,399
Dell International LLC
5.88%, 6/15/2021 (e)	1,420	1,440
7.13%, 6/15/2024 (e)	1,465	1,550
6.02%, 6/15/2026 (e)	4,575	4,744
Delphi Technologies plc 5.00%, 10/1/2025 (e)	5,710	5,153
Denbury Resources, Inc.
9.25%, 3/31/2022 (e)	3,404	3,549
5.50%, 5/1/2022	392	339
7.50%, 2/15/2024 (e)	1,469	1,436
Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	2,904	2,860
Diamondback Energy, Inc.
4.75%, 11/1/2024 (e)	1,275	1,240
5.38%, 5/31/2025	1,575	1,567
Diebold Nixdorf, Inc. 8.50%, 4/15/2024	4,400	2,728
Discover Financial Services Series C, (ICE LIBOR USD 3 Month + 3.08%), 5.50%, 10/30/2027 (c) (d) (f)	9,644	9,114
DISH DBS Corp.
6.75%, 6/1/2021	9,887	9,986
5.88%, 7/15/2022	9,006	8,511
5.00%, 3/15/2023	15,759	13,789
5.88%, 11/15/2024	19,706	16,750
7.75%, 7/1/2026	8,129	7,275
DJO Finance LLC 8.13%, 6/15/2021 (e)	6,585	6,634
Dole Food Co., Inc. 7.25%, 6/15/2025 (e)	2,774	2,663

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Dominion Energy, Inc. (ICE LIBOR USD 3 Month + 3.06%), 5.75%, 10/1/2054 (d)	17,485	17,880
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (e)	3,725	3,790
Elanco Animal Health, Inc.
4.27%, 8/28/2023 (e)	1,415	1,409
4.90%, 8/28/2028 (e)	1,415	1,398
Eldorado Resorts, Inc.
7.00%, 8/1/2023	560	588
6.00%, 4/1/2025	4,011	3,961
6.00%, 9/15/2026 (e)	851	835
Embarq Corp. 8.00%, 6/1/2036	13,706	13,055
EMC Corp.
2.65%, 6/1/2020	1,129	1,100
3.38%, 6/1/2023	133	124
EMI Music Publishing Group North America Holdings, Inc. 7.63%, 6/15/2024 (e)	1,825	1,960
Encompass Health Corp.
5.75%, 11/1/2024	3,470	3,461
5.75%, 9/15/2025	3,650	3,614
Endo Dac
6.00%, 7/15/2023 (e)	10,910	9,407
5.88%, 10/15/2024 (e)	1,855	1,860
6.00%, 2/1/2025 (e) (h)	1,770	1,482
Endo Finance LLC
5.75%, 1/15/2022 (e)	3,282	2,970
7.25%, 1/15/2022 (e)	46	44
Energizer Gamma Acquisition, Inc. 6.38%, 7/15/2026 (e)	1,525	1,525
Energizer Holdings, Inc.
5.50%, 6/15/2025 (e)	6,565	6,384
Energy Transfer LP
4.25%, 3/15/2023	1,558	1,542
5.88%, 1/15/2024	3,837	4,029
5.50%, 6/1/2027	355	361
Energy Transfer Operating LP
Series A, (ICE LIBOR USD 3 Month + 4.03%), 6.25%, 2/15/2023 (c) (d) (f)	11,115	10,392
Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (c) (d) (f)	8,964	8,303
EnLink Midstream Partners LP
Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (c) (d) (f)	9,662	8,417
4.40%, 4/1/2024	4,290	4,108

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
4.15%, 6/1/2025	1,060	985
4.85%, 7/15/2026	2,320	2,198
5.60%, 4/1/2044	1,020	868
EnPro Industries, Inc. 5.75%, 10/15/2026 (e)	2,337	2,308
Ensco plc
8.00%, 1/31/2024	1,165	1,150
4.50%, 10/1/2024	546	444
5.20%, 3/15/2025	2,729	2,238
7.75%, 2/1/2026	739	689
5.75%, 10/1/2044	136	95
Entegris, Inc. 4.63%, 2/10/2026 (e)	7,396	6,871
Enterprise Development Authority (The) 12.00%, 7/15/2024 (e)	4,674	4,452
Enterprise Products Operating LLC
Series D, (ICE LIBOR USD 3 Month + 2.99%), 4.87%, 8/16/2077 (d)	1,011	938
Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (d)	6,530	5,848
(ICE LIBOR USD 3 Month + 2.57%), 5.38%, 2/15/2078 (d)	1,868	1,665
Envision Healthcare Corp. 8.75%, 10/15/2026 (e)	10,468	10,154
EP Energy LLC
9.38%, 5/1/2020	1,708	1,670
9.38%, 5/1/2024 (e)	5,965	4,533
8.00%, 11/29/2024 (e)	6,130	5,915
8.00%, 2/15/2025 (e)	4,503	3,028
7.75%, 5/15/2026 (e)	13,057	12,988
Equinix, Inc.
REIT, 5.38%, 1/1/2022	1,794	1,828
REIT, 5.38%, 4/1/2023	950	966
REIT, 5.75%, 1/1/2025	2,389	2,434
REIT, 5.88%, 1/15/2026	5,615	5,699
ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (e)	5,837	5,523
EW Scripps Co. (The) 5.13%, 5/15/2025 (e)	720	677
Exela Intermediate LLC 10.00%, 7/15/2023 (e)	4,270	4,440
Extraction Oil & Gas, Inc. 5.63%, 2/1/2026 (e)	185	156
Fair Isaac Corp. 5.25%, 5/15/2026 (e)	1,314	1,296
Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (e)	1,261	1,250
Fifth Third Bancorp (ICE LIBOR USD 3 Month + 3.03%), 5.10%, 6/30/2023 (c) (d) (f)	17,625	16,788

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	65

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
First Data Corp.
5.38%, 8/15/2023 (e)	15,733	15,871
7.00%, 12/1/2023 (e)	3,478	3,607
5.00%, 1/15/2024 (e)	4,829	4,781
5.75%, 1/15/2024 (e)	22,174	22,312
FirstCash, Inc. 5.38%, 6/1/2024 (e)	1,807	1,780
Flex Acquisition Co., Inc. 6.88%, 1/15/2025 (e)	681	637
Ford Motor Credit Co. LLC 4.69%, 6/9/2025	3,900	3,713
Freeport-McMoRan, Inc.
4.00%, 11/14/2021	1,714	1,669
3.55%, 3/1/2022	2,130	2,015
3.88%, 3/15/2023	9,965	9,218
4.55%, 11/14/2024	6,535	6,045
5.40%, 11/14/2034	375	328
5.45%, 3/15/2043	2,310	1,958
Frontier Communications Corp.
10.50%, 9/15/2022	1,903	1,584
7.13%, 1/15/2023	715	476
6.88%, 1/15/2025	7,180	4,057
11.00%, 9/15/2025	12,399	9,082
8.50%, 4/1/2026 (e)	5,500	5,108
FXI Holdings, Inc. 7.88%, 11/1/2024 (e)	4,229	3,944
Gartner, Inc. 5.13%, 4/1/2025 (e)	2,600	2,580
Gates Global LLC 6.00%, 7/15/2022 (e)	4,287	4,266
GCI LLC
6.75%, 6/1/2021	4,460	4,498
6.88%, 4/15/2025	3,390	3,498
GCP Applied Technologies, Inc. 5.50%, 4/15/2026 (e)	3,505	3,391
General Electric Co. Series D, (ICE LIBOR USD 3 Month + 3.33%), 5.00%, 1/21/2021 (c) (d) (f)	49,348	45,524
General Motors Financial Co., Inc.
Series A, (ICE LIBOR USD 3 Month + 3.60%), 5.75%, 9/30/2027 (c) (d) (f)	11,302	10,177
Series B, (ICE LIBOR USD 3 Month + 3.44%), 6.50%, 9/30/2028 (c) (d) (f)	7,210	6,805
Genesis Energy LP
6.75%, 8/1/2022	780	784
6.00%, 5/15/2023	1,359	1,281
5.63%, 6/15/2024	1,553	1,405
Genesys Telecommunications Laboratories, Inc.
10.00%, 11/30/2024 (e)	3,741	4,059

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
GEO Group, Inc. (The)
REIT, 5.88%, 1/15/2022	8,165	8,073
REIT, 5.88%, 10/15/2024	1,140	1,057
REIT, 6.00%, 4/15/2026	1,075	984
Global Partners LP
6.25%, 7/15/2022	1,300	1,277
7.00%, 6/15/2023	2,560	2,551
GLP Capital LP
REIT, 5.25%, 6/1/2025	2,780	2,794
REIT, 5.75%, 6/1/2028	2,780	2,818
Golden Nugget, Inc. 6.75%, 10/15/2024 (e)	6,164	6,149
Goldman Sachs Group, Inc. (The)
Series L, (ICE LIBOR USD 3 Month + 3.88%), 5.70%, 5/10/2019 (c) (d) (f)	13,070	13,102
Series M, (ICE LIBOR USD 3 Month + 3.92%), 5.38%, 5/10/2020 (c) (d) (f)	14,640	14,805
Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (c) (d) (f)	22,110	20,392
Series O, (ICE LIBOR USD 3 Month + 3.83%), 5.30%, 11/10/2026 (c) (d) (f)	6,090	5,938
Goodman Networks, Inc. 8.00%, 5/11/2022 ‡	850	425
Goodyear Tire & Rubber Co. (The)
5.00%, 5/31/2026	5,160	4,683
4.88%, 3/15/2027	4,396	3,923
Graham Holdings Co. 5.75%, 6/1/2026 (e)	951	958
Gray Television, Inc.
5.13%, 10/15/2024 (e)	2,285	2,174
5.88%, 7/15/2026 (e)	2,102	2,017
Group 1 Automotive, Inc. 5.25%, 12/15/2023 (e)	1,875	1,805
Gulfport Energy Corp.
6.63%, 5/1/2023	745	745
6.00%, 10/15/2024	3,571	3,348
6.38%, 5/15/2025	1,705	1,619
6.38%, 1/15/2026	210	196
H&E Equipment Services, Inc. 5.63%, 9/1/2025	1,698	1,617
Halcon Resources Corp. 6.75%, 2/15/2025	3,045	2,771
Hanesbrands, Inc. 4.88%, 5/15/2026 (e)	3,375	3,198
Harland Clarke Holdings Corp. 8.38%, 8/15/2022 (e)	1,466	1,323
HCA Healthcare, Inc. 6.25%, 2/15/2021	3,847	3,996
HCA, Inc.
4.25%, 10/15/2019	1,410	1,416
7.50%, 2/15/2022	12,098	13,126
5.88%, 3/15/2022	4,959	5,188

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
5.88%, 5/1/2023	2,840	2,939
5.00%, 3/15/2024	1,976	2,000
5.38%, 2/1/2025	40,581	40,835
5.88%, 2/15/2026	13,630	13,937
5.25%, 6/15/2026	800	814
5.38%, 9/1/2026	4,251	4,219
5.63%, 9/1/2028	6,408	6,344
5.50%, 6/15/2047	3,230	3,178
Hecla Mining Co. 6.88%, 5/1/2021	2,791	2,791
Herc Rentals, Inc.
7.50%, 6/1/2022 (e)	2,702	2,810
7.75%, 6/1/2024 (e)	3,338	3,522
Hertz Corp. (The)
7.38%, 1/15/2021	1,724	1,685
7.63%, 6/1/2022 (e)	5,667	5,429
6.25%, 10/15/2022	1,371	1,203
5.50%, 10/15/2024 (e)	14,780	11,381
Hess Infrastructure Partners LP 5.63%, 2/15/2026 (e)	1,315	1,318
Hexion, Inc. 6.63%, 4/15/2020	2,586	2,289
Hilcorp Energy I LP	1,883	1,775
5.00%, 12/1/2024 (e)
6.25%, 11/1/2028 (e)	2,000	1,925
Hillman Group, Inc. (The) 6.38%, 7/15/2022 (e)	865	761
Hill-Rom Holdings, Inc.
5.75%, 9/1/2023 (e)	6,428	6,500
5.00%, 2/15/2025 (e)	685	661
Hilton Domestic Operating Co., Inc.
4.25%, 9/1/2024	1,282	1,231
5.13%, 5/1/2026 (e)	4,005	3,915
Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	1,455	1,470
Hilton Worldwide Finance LLC
4.63%, 4/1/2025	3,358	3,257
4.88%, 4/1/2027	2,125	2,030
Holly Energy Partners LP 6.00%, 8/1/2024 (e)	1,800	1,805
Hologic, Inc. 4.38%, 10/15/2025 (e)	5,961	5,588
Hughes Satellite Systems Corp.
6.50%, 6/15/2019	810	821
5.25%, 8/1/2026	5,768	5,480
6.63%, 8/1/2026	2,225	2,119
Huntington Bancshares, Inc. Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 4/15/2023 (c) (d) (f)	4,315	4,229

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Huntington National Bank (The) 2.38%, 3/10/2020	867	856
Huntsman International LLC 5.13%, 11/15/2022	8,160	8,252
Icahn Enterprises LP
5.88%, 2/1/2022	3,154	3,154
6.25%, 2/1/2022	1,705	1,721
6.75%, 2/1/2024	800	806
6.38%, 12/15/2025	2,715	2,698
iHeartCommunications, Inc. 9.00%, 12/15/2019 (i)	4,183	3,012
ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%), 4.78%, 12/21/2065 (d) (e)	7,148	6,326
ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%), 5.03%, 12/21/2065 (d) (e)	2,205	1,962
Infor Software Parent LLC 7.13% (cash), 5/1/2021 (e) (g)	8,482	8,524
Infor US, Inc.
5.75%, 8/15/2020 (e)	688	696
6.50%, 5/15/2022	17,265	17,222
Informatica LLC 7.13%, 7/15/2023 (e)	5,016	5,118
Ingevity Corp. 4.50%, 2/1/2026 (e)	1,956	1,824
International Game Technology plc
6.50%, 2/15/2025 (e)	6,800	6,885
6.25%, 1/15/2027 (e)	1,879	1,856
IQVIA, Inc.
4.88%, 5/15/2023 (e)	1,255	1,241
5.00%, 10/15/2026 (e)	5,110	4,917
IRB Holding Corp.
6.75%, 2/15/2026 (e)	4,639	4,442
Iron Mountain, Inc.
REIT, 5.75%, 8/15/2024	3,729	3,659
REIT, 4.88%, 9/15/2027 (e)	2,094	1,864
REIT, 5.25%, 3/15/2028 (e)	1,557	1,397
Jack Ohio Finance LLC
6.75%, 11/15/2021 (e)	8,835	9,067
10.25%, 11/15/2022 (e)	1,462	1,592
Jagged Peak Energy LLC 5.88%, 5/1/2026 (e)	1,315	1,282
JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (e)	879	905
JBS USA LUX SA
7.25%, 6/1/2021 (e)	9,585	9,703
5.88%, 7/15/2024 (e)	4,448	4,366
5.75%, 6/15/2025 (e)	4,689	4,525
6.75%, 2/15/2028 (e)	3,302	3,215

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	67

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Jeld-Wen, Inc.
4.63%, 12/15/2025 (e)	1,735	1,559
4.88%, 12/15/2027 (e)	750	653
Kaiser Aluminum Corp. 5.88%, 5/15/2024	813	814
Kennedy-Wilson, Inc. 5.88%, 4/1/2024	1,812	1,740
KeyCorp Series D, (ICE LIBOR USD 3 Month + 3.61%), 5.00%, 9/15/2026 (c) (d) (f)	9,075	8,627
Kinetic Concepts, Inc. 7.88%, 2/15/2021 (e)	3,075	3,144
KLX, Inc. 5.88%, 12/1/2022 (e)	6,520	6,716
Koppers, Inc. 6.00%, 2/15/2025 (e)	1,810	1,734
Kratos Defense & Security Solutions, Inc. 6.50%, 11/30/2025 (e)	1,600	1,653
L Brands, Inc.
5.25%, 2/1/2028	550	469
6.88%, 11/1/2035	400	340
6.75%, 7/1/2036	4,635	3,818
Ladder Capital Finance Holdings LLLP
5.25%, 3/15/2022 (e)	1,514	1,507
5.25%, 10/1/2025 (e)	757	702
Lamar Media Corp.
5.38%, 1/15/2024	1,208	1,210
5.75%, 2/1/2026	1,998	2,015
Lennar Corp.
8.38%, 1/15/2021	295	318
5.38%, 10/1/2022	600	610
4.75%, 11/15/2022 (h)	85	84
4.50%, 4/30/2024	1,455	1,390
5.88%, 11/15/2024	2,770	2,791
5.25%, 6/1/2026	1,210	1,156
4.75%, 11/29/2027	525	489
Level 3 Financing, Inc.
5.63%, 2/1/2023	561	563
5.13%, 5/1/2023	5,636	5,594
5.38%, 1/15/2024	4,086	4,045
5.38%, 5/1/2025	6,670	6,511
Level 3 Parent LLC 5.75%, 12/1/2022	1,000	997
Levi Strauss & Co. 5.00%, 5/1/2025	75	74
LGI Homes, Inc. 6.88%, 7/15/2026 (e)	1,068	1,015
Liberty Interactive LLC 8.25%, 2/1/2030	870	909
Liberty Mutual Group, Inc. 7.80%, 3/15/2037 (e)	2,538	2,906
Live Nation Entertainment, Inc.
4.88%, 11/1/2024 (e)	1,795	1,719
5.63%, 3/15/2026 (e)	955	955

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
LKQ Corp. 4.75%, 5/15/2023	2,706	2,611
LPL Holdings, Inc. 5.75%, 9/15/2025 (e)	2,594	2,516
LTF Merger Sub, Inc. 8.50%, 6/15/2023 (e)	5,407	5,596
Mallinckrodt International Finance SA
5.75%, 8/1/2022 (e)	394	352
5.63%, 10/15/2023 (e)	2,585	2,217
5.50%, 4/15/2025 (e)	6,105	4,914
Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026 (e)	5,757	5,815
Martin Midstream Partners LP 7.25%, 2/15/2021	3,546	3,519
Masonite International Corp. 5.75%, 9/15/2026 (e)	4,178	3,969
MasTec, Inc. 4.88%, 3/15/2023	4,492	4,380
Matador Resources Co. 5.88%, 9/15/2026 (e)	1,839	1,798
Mattel, Inc.
3.15%, 3/15/2023	1,000	851
6.75%, 12/31/2025 (e)	10,810	10,320
Meredith Corp. 6.88%, 2/1/2026 (e)	2,185	2,185
MetLife, Inc.
Series C, (ICE LIBOR USD 3 Month + 3.58%), 5.25%, 6/15/2020 (c) (d) (f)	17,944	18,056
Series D, (ICE LIBOR USD 3 Month + 2.96%), 5.87%, 3/15/2028 (c) (d) (f)	8,575	8,554
6.40%, 12/15/2036	12,815	13,289
MGM Growth Properties Operating Partnership LP
REIT, 5.63%, 5/1/2024	1,895	1,897
REIT, 4.50%, 9/1/2026	995	901
REIT, 4.50%, 1/15/2028	555	497
MGM Resorts International
7.75%, 3/15/2022	7,620	8,182
6.00%, 3/15/2023	14,970	15,195
5.75%, 6/15/2025	3,255	3,174
4.63%, 9/1/2026	375	338
Midcontinent Communications 6.88%, 8/15/2023 (e)	1,030	1,071
Momentive Performance Materials USA LLC 8.88%, 10/15/2020‡ (i)	1,350	—	(k)
Morgan Stanley
Series H, (ICE LIBOR USD 3 Month + 3.61%), 5.45%, 7/15/2019 (c) (d) (f)	14,650	14,780
Series J, (ICE LIBOR USD 3 Month + 3.81%), 5.55%, 7/15/2020 (c) (d) (f)	19,284	19,477

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Motors Liquidation Co.
6.75%, 5/1/2028 ‡ (d) (i)	10	—
8.38%, 7/15/2033 ‡ (i)	115	—
7.75%, 3/15/2036 ‡ (i)	11	—
MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (e)	5,836	5,928
MPLX LP 5.50%, 2/15/2023	1,900	1,925
MSCI, Inc. 5.38%, 5/15/2027 (e)	3,025	2,995
Mueller Water Products, Inc. 5.50%, 6/15/2026 (e)	1,425	1,411
Nabors Industries, Inc.
5.10%, 9/15/2023	174	161
5.75%, 2/1/2025	5,552	5,124
National Rural Utilities Cooperative Finance Corp. (ICE LIBOR USD 3 Month + 3.63%), 5.25%, 4/20/2046 (d)	2,473	2,484
Nationstar Mortgage Holdings, Inc.
8.13%, 7/15/2023 (e)	1,172	1,193
9.13%, 7/15/2026 (e)	1,550	1,581
Nationstar Mortgage LLC
6.50%, 7/1/2021	1,372	1,371
6.50%, 6/1/2022	2,678	2,651
Navistar International Corp. 6.63%, 11/1/2025 (e)	2,592	2,644
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/2021 (e)	6,430	3,858
8.75% (cash), 10/15/2021 (e) (g)	5,404	3,269
Netflix, Inc.
4.38%, 11/15/2026	2,786	2,551
4.88%, 4/15/2028 (e)	5,905	5,418
5.88%, 11/15/2028 (e)	3,788	3,721
New Albertsons LP
7.75%, 6/15/2026	1,390	1,220
6.63%, 6/1/2028	455	350
7.45%, 8/1/2029	2,192	1,841
8.70%, 5/1/2030	2,042	1,833
8.00%, 5/1/2031	2,280	1,949
New Home Co., Inc. (The) 7.25%, 4/1/2022	2,535	2,497
Newfield Exploration Co.
5.63%, 7/1/2024	2,010	2,071
5.38%, 1/1/2026	1,515	1,529
Nexstar Broadcasting, Inc.
6.13%, 2/15/2022 (e)	2,044	2,082
5.88%, 11/15/2022	1,387	1,408
5.63%, 8/1/2024 (e)	2,155	2,058

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
NextEra Energy Operating Partners LP
4.25%, 9/15/2024 (e)	897	852
4.50%, 9/15/2027 (e)	986	910
NGL Energy Partners LP 5.13%, 7/15/2019	445	446
NGPL PipeCo LLC 4.88%, 8/15/2027 (e)	849	817
Nielsen Co. Luxembourg SARL (The)
5.50%, 10/1/2021 (e)	4,048	4,068
5.00%, 2/1/2025 (e)	2,250	2,191
Nielsen Finance LLC 5.00%, 4/15/2022 (e)	5,334	5,194
NiSource, Inc.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.84%), 5.65%, 6/15/2023 (c) (d) (e) (f)	4,830	4,734
Noble Holding International Ltd.
7.75%, 1/15/2024	1,758	1,642
7.95%, 4/1/2025 (h)	1,803	1,643
7.88%, 2/1/2026 (e)	2,301	2,284
6.20%, 8/1/2040	1,121	815
8.95%, 4/1/2045 (h)	410	384
Northern Oil and Gas, Inc. 9.50%, (Blend (cash 8.50% + PIK 1.00%)), 5/15/2023 (e) (g)	1,339	1,376
Northern Trust Corp. Series D, (ICE LIBOR USD 3 Month + 3.20%), 4.60%, 10/1/2026 (c) (d) (f)	6,195	5,885
Northwest Acquisitions ULC 7.13%, 11/1/2022 (e)	831	837
Novelis Corp.
6.25%, 8/15/2024 (e)	3,970	3,930
5.88%, 9/30/2026 (e)	5,350	5,043
NRG Energy, Inc.
6.25%, 5/1/2024	1,430	1,460
6.63%, 1/15/2027	5,313	5,492
5.75%, 1/15/2028	1,323	1,320
Nuance Communications, Inc.
5.38%, 8/15/2020 (e)	819	819
5.63%, 12/15/2026	2,258	2,213
NuStar Logistics LP 5.63%, 4/28/2027	2,195	2,099
NVA Holdings, Inc. 6.88%, 4/1/2026 (e)	1,145	1,131
Oasis Petroleum, Inc.
6.88%, 3/15/2022	1,535	1,545
6.88%, 1/15/2023	935	943
6.25%, 5/1/2026 (e)	3,886	3,818
OI European Group BV 4.00%, 3/15/2023 (e)	998	934

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	69

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Outfront Media Capital LLC
5.63%, 2/15/2024	1,650	1,652
5.88%, 3/15/2025	750	753
Owens-Brockway Glass Container, Inc.
5.00%, 1/15/2022 (e)	810	800
5.88%, 8/15/2023 (e)	584	582
5.38%, 1/15/2025 (e)	545	529
6.38%, 8/15/2025 (e)	1,084	1,089
Parsley Energy LLC
5.38%, 1/15/2025 (e)	1,125	1,102
5.25%, 8/15/2025 (e)	2,310	2,232
5.63%, 10/15/2027 (e)	435	429
Party City Holdings, Inc.
6.13%, 8/15/2023 (e)	1,940	1,935
6.63%, 8/1/2026 (e)	2,572	2,501
PBF Holding Co. LLC
7.00%, 11/15/2023	1,431	1,478
7.25%, 6/15/2025	2,675	2,755
PBF Logistics LP 6.88%, 5/15/2023	1,254	1,276
Peabody Energy Corp.
6.00%, 3/31/2022 (e)	502	502
6.38%, 3/31/2025 (e)	685	685
Penn Virginia Corp.
7.25%, 4/15/2019 ‡ (i)	500	2
8.50%, 5/1/2020 ‡ (i)	1,100	4
Penske Automotive Group, Inc. 5.50%, 5/15/2026	2,399	2,279
PetSmart, Inc.
7.13%, 3/15/2023 (e)	11,357	7,950
5.88%, 6/1/2025 (e)	3,904	3,055
8.88%, 6/1/2025 (e)	3,433	2,377
PGT Escrow Issuer, Inc. 6.75%, 8/1/2026 (e)	2,974	3,063
Pilgrim’s Pride Corp.
5.75%, 3/15/2025 (e)	5,329	4,970
5.88%, 9/30/2027 (e)	2,116	1,920
Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.12%, 11/15/2022 (c) (d) (f)	5,415	5,090
Plantronics, Inc. 5.50%, 5/31/2023 (e)	5,146	5,017
PNC Financial Services Group, Inc. (The)
Series R, (ICE LIBOR USD 3 Month + 3.04%), 4.85%, 6/1/2023(c) (d) (f)	9,215	8,892
Series S, (ICE LIBOR USD 3 Month + 3.30%), 5.00%, 11/1/2026 (c) (d) (f)	7,675	7,422

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (e) (g)	2,520	2,583
Post Holdings, Inc.
5.50%, 3/1/2025 (e)	5,919	5,723
5.00%, 8/15/2026 (e)	2,728	2,517
5.75%, 3/1/2027 (e)	2,730	2,607
5.63%, 1/15/2028 (e)	1,470	1,382
Prestige Brands, Inc. 6.38%, 3/1/2024 (e)	1,600	1,580
Prime Security Services Borrower LLC 9.25%, 5/15/2023 (e)	8,660	9,151
Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (c) (d) (f)	5,720	5,620
Prudential Financial, Inc.
(ICE LIBOR USD 3 Month + 4.18%), 5.87%, 9/15/2042 (d)	14,426	15,010
(ICE LIBOR USD 3 Month + 3.92%), 5.62%, 6/15/2043 (d)	23,245	23,654
(ICE LIBOR USD 3 Month + 3.04%), 5.20%, 3/15/2044 (d)	5,905	5,758
(ICE LIBOR USD 3 Month + 3.03%), 5.38%, 5/15/2045 (d)	5,006	4,893
QEP Resources, Inc.
5.38%, 10/1/2022	1,995	1,965
5.25%, 5/1/2023	1,072	1,027
5.63%, 3/1/2026	947	891
Qorvo, Inc. 5.50%, 7/15/2026 (e)	544	545
Quad/Graphics, Inc. 7.00%, 5/1/2022	1,000	993
Quicken Loans, Inc.
5.75%, 5/1/2025 (e)	4,479	4,317
5.25%, 1/15/2028 (e)	2,070	1,837
Qwest Capital Funding, Inc. 7.75%, 2/15/2031	1,115	1,004
Qwest Corp. 7.25%, 9/15/2025	325	346
Rackspace Hosting, Inc. 8.63%, 11/15/2024 (e)	4,692	4,410
Radian Group, Inc. 4.50%, 10/1/2024	1,645	1,583
Rain CII Carbon LLC 7.25%, 4/1/2025 (e)	4,225	4,257
Range Resources Corp. 4.88%, 5/15/2025	4,950	4,591
RBS Global, Inc. 4.88%, 12/15/2025 (e)	1,560	1,462
Refinitiv US Holdings, Inc.
6.25%, 5/15/2026 (e)	2,398	2,386
8.25%, 11/15/2026 (e)	809	785
Revlon Consumer Products Corp. 6.25%, 8/1/2024	3,002	1,704

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Reynolds Group Issuer, Inc.
5.75%, 10/15/2020	9,425	9,425
6.88%, 2/15/2021	1,646	1,658
5.13%, 7/15/2023 (e)	1,000	979
7.00%, 7/15/2024 (e)	1,745	1,749
RHP Hotel Properties LP
REIT, 5.00%, 4/15/2021	4,340	4,335
REIT, 5.00%, 4/15/2023	4,653	4,606
Rite Aid Corp. 6.13%, 4/1/2023 (e)	6,970	5,920
Rowan Cos., Inc.
4.75%, 1/15/2024	1,030	894
7.38%, 6/15/2025	1,249	1,188
RR Donnelley & Sons Co. 7.00%, 2/15/2022	58	59
Sabre GLBL, Inc.
5.38%, 4/15/2023 (e)	6,357	6,357
5.25%, 11/15/2023 (e)	1,127	1,113
SBA Communications Corp.
REIT, 4.88%, 7/15/2022	1,147	1,141
REIT, 4.00%, 10/1/2022	314	301
REIT, 4.88%, 9/1/2024	6,030	5,819
Scientific Games International, Inc.
10.00%, 12/1/2022	5,076	5,304
5.00%, 10/15/2025 (e)	4,458	4,146
Scotts Miracle-Gro Co. (The)
6.00%, 10/15/2023	6,335	6,477
5.25%, 12/15/2026	2,180	2,066
Sealed Air Corp.
5.25%, 4/1/2023 (e)	633	627
5.13%, 12/1/2024 (e)	355	346
SemGroup Corp.
5.63%, 7/15/2022	1,146	1,100
5.63%, 11/15/2023	2,570	2,429
7.25%, 3/15/2026	1,509	1,473
Seminole Hard Rock Entertainment, Inc. 5.88%, 5/15/2021 (e)	5,337	5,324
Sensata Technologies BV
4.88%, 10/15/2023 (e)	5,001	4,870
5.63%, 11/1/2024 (e)	1,825	1,827
Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (e)	8,376	8,523
Service Corp. International
8.00%, 11/15/2021	1,240	1,355
5.38%, 5/15/2024	6,600	6,674
7.50%, 4/1/2027	2,735	3,008

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
SESI LLC 7.75%, 9/15/2024	850	835
Sinclair Television Group, Inc.
5.38%, 4/1/2021	6,195	6,187
6.13%, 10/1/2022	3,230	3,262
5.63%, 8/1/2024 (e)	2,602	2,492
5.88%, 3/15/2026 (e)	205	195
5.13%, 2/15/2027 (e)	2,655	2,390
Sirius XM Radio, Inc.
4.63%, 5/15/2023 (e)	2,336	2,272
6.00%, 7/15/2024 (e)	9,016	9,217
5.38%, 4/15/2025 (e)	10,295	10,199
5.38%, 7/15/2026 (e)	4,130	4,039
5.00%, 8/1/2027 (e)	3,314	3,114
Six Flags Entertainment Corp. 4.88%, 7/31/2024 (e)	3,920	3,704
SM Energy Co.
5.00%, 1/15/2024	3,335	3,177
5.63%, 6/1/2025	2,535	2,440
6.75%, 9/15/2026	881	883
6.63%, 1/15/2027	2,981	2,996
Solera LLC 10.50%, 3/1/2024 (e)	2,308	2,504
Sotera Health Holdings LLC 6.50%, 5/15/2023 (e)	1,945	1,901
Sotheby’s 4.88%, 12/15/2025 (e)	2,620	2,420
Southwestern Energy Co.
4.10%, 3/15/2022	1,510	1,488
6.20%, 1/23/2025(h)	4,535	4,410
7.50%, 4/1/2026	2,049	2,085
7.75%, 10/1/2027	1,165	1,188
Spectrum Brands Holdings, Inc. 7.75%, 1/15/2022	2,340	2,396
Spectrum Brands, Inc.
6.63%, 11/15/2022	3,202	3,270
6.13%, 12/15/2024	2,159	2,148
5.75%, 7/15/2025	3,755	3,643
Springleaf Finance Corp.
7.75%, 10/1/2021	2,264	2,394
6.13%, 5/15/2022	1,830	1,839
5.63%, 3/15/2023	4,267	4,150
6.88%, 3/15/2025	860	823
7.13%, 3/15/2026	2,933	2,779
Sprint Capital Corp. 8.75%, 3/15/2032	16,523	17,970
Sprint Communications, Inc.
7.00%, 3/1/2020 (e)	2,427	2,515

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	71

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
11.50%, 11/15/2021	305	358
6.00%, 11/15/2022	5,328	5,378
Sprint Corp.
7.25%, 9/15/2021	2,965	3,095
7.88%, 9/15/2023	18,831	20,102
7.13%, 6/15/2024	8,997	9,199
7.63%, 2/15/2025	31,221	32,431
7.63%, 3/1/2026	7,540	7,809
SPX FLOW, Inc.
5.63%, 8/15/2024 (e)	1,969	1,910
5.88%, 8/15/2026 (e)	2,175	2,088
Standard Industries, Inc.
6.00%, 10/15/2025 (e)	2,990	2,941
5.00%, 2/15/2027 (e)	610	557
4.75%, 1/15/2028 (e)	8,513	7,609
Staples, Inc. 8.50%, 9/15/2025 (e)	13,045	11,806
State Street Corp.
Series F, (ICE LIBOR USD 3 Month + 3.60%), 5.25%, 9/15/2020 (c) (d) (f)	1,650	1,669
Series H, (ICE LIBOR USD 3 Month + 2.54%), 5.63%, 12/15/2023 (c) (d) (f)	4,995	5,007
Station Casinos LLC 5.00%, 10/1/2025 (e)	2,600	2,415
Steel Dynamics, Inc.
5.25%, 4/15/2023	625	627
5.50%, 10/1/2024	650	654
4.13%, 9/15/2025	1,440	1,346
5.00%, 12/15/2026	1,085	1,061
Stevens Holding Co., Inc. 6.13%, 10/1/2026 (e)	1,398	1,393
Summit Materials LLC
6.13%, 7/15/2023	4,635	4,485
5.13%, 6/1/2025 (e)	1,140	1,020
Summit Midstream Holdings LLC
5.50%, 8/15/2022	1,559	1,543
5.75%, 4/15/2025	3,155	3,021
Sunoco LP
4.88%, 1/15/2023 (e)	2,285	2,202
5.50%, 2/15/2026 (e)	1,966	1,873
5.88%, 3/15/2028 (e)	423	394
SunTrust Banks, Inc.
(ICE LIBOR USD 3 Month + 3.86%), 5.62%, 12/15/2019 (c) (d) (f)	1,775	1,802
Series G, (ICE LIBOR USD 3 Month + 3.10%), 5.05%, 6/15/2022 (c) (d) (f)	8,680	8,390

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series H, (ICE LIBOR USD 3 Month + 2.79%), 5.12%, 12/15/2027 (c) (d) (f)	10,625	9,735
SUPERVALU, Inc.
6.75%, 6/1/2021	2,353	2,396
7.75%, 11/15/2022	4,184	4,352
Symantec Corp. 5.00%, 4/15/2025 (e)	2,545	2,394
Syneos Health, Inc. 7.50%, 10/1/2024 (e)	875	921
Talen Energy Supply LLC 6.50%, 6/1/2025	3,456	2,575
Tallgrass Energy Partners LP
5.50%, 9/15/2024 (e)	2,150	2,164
5.50%, 1/15/2028 (e)	3,810	3,766
Talos Production LLC 11.00%, 4/3/2022 (e)	195	208
Targa Resources Partners LP
4.25%, 11/15/2023	2,483	2,381
6.75%, 3/15/2024	7,570	7,930
5.13%, 2/1/2025	3,899	3,792
5.88%, 4/15/2026 (e)	3,123	3,140
5.00%, 1/15/2028	2,955	2,800
Team Health Holdings, Inc. 6.38%, 2/1/2025 (e)	6,596	5,673
TEGNA, Inc.
4.88%, 9/15/2021 (e)	1,415	1,408
6.38%, 10/15/2023	5,470	5,593
5.50%, 9/15/2024 (e)	2,210	2,207
Teleflex, Inc.
5.25%, 6/15/2024	875	884
4.88%, 6/1/2026	368	359
Tempur Sealy International, Inc.
5.63%, 10/15/2023	4,432	4,299
5.50%, 6/15/2026	9,282	8,493
Tenet Healthcare Corp.
5.50%, 3/1/2019	995	999
6.75%, 2/1/2020	1,070	1,099
4.75%, 6/1/2020	1,220	1,223
6.00%, 10/1/2020	1,329	1,361
4.50%, 4/1/2021	7,041	7,006
4.38%, 10/1/2021	3,049	3,015
7.50%, 1/1/2022 (e)	4,545	4,738
8.13%, 4/1/2022	9,060	9,434
6.75%, 6/15/2023	12,879	12,843
4.63%, 7/15/2024	5,213	5,024
5.13%, 5/1/2025	4,486	4,318
7.00%, 8/1/2025	1,085	1,064
Tennant Co. 5.63%, 5/1/2025	3,588	3,570

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Tenneco, Inc. 5.00%, 7/15/2026	4,155	3,449
Terex Corp. 5.63%, 2/1/2025 (e)	3,683	3,503
Terraform Global Operating LLC 6.13%, 3/1/2026 (e)	1,712	1,592
TerraForm Power Operating LLC
4.25%, 1/31/2023 (e)	1,869	1,771
6.62%, 6/15/2025 (e) (h)	945	985
5.00%, 1/31/2028 (e)	2,354	2,104
Texas Competitive Electric Holdings Co. LLC 8.50%, 5/1/2020 ‡ (i)	29,250	57
T-Mobile US, Inc.
6.50%, 1/15/2024	665	—	(k)
6.38%, 3/1/2025	5,377	—	(k)
6.50%, 1/15/2026	17,335	—	(k)
4.50%, 2/1/2026 ‡	1,188	—	(k)
T-Mobile USA, Inc.
6.00%, 3/1/2023	1,598	1,634
6.00%, 3/1/2023 ‡	1,598	—	(k)
6.50%, 1/15/2024	665	688
6.38%, 3/1/2025	5,377	5,545
5.13%, 4/15/2025	1,704	1,678
5.13%, 4/15/2025 ‡	1,704	—	(k)
6.50%, 1/15/2026	17,580	18,547
4.50%, 2/1/2026	4,360	4,081
4.75%, 2/1/2028	10,845	7,329
Toll Brothers Finance Corp.
5.63%, 1/15/2024	935	935
4.88%, 11/15/2025	745	704
TransDigm, Inc.
6.00%, 7/15/2022	2,325	2,337
6.50%, 7/15/2024	5,497	5,556
6.50%, 5/15/2025	3,785	3,771
TransMontaigne Partners LP 6.13%, 2/15/2026	1,007	944
Transocean Guardian Ltd. 5.88%, 1/15/2024 (e)	2,056	2,035
Transocean Pontus Ltd. 6.13%, 8/1/2025 (e)	2,946	2,928
Transocean Proteus Ltd. 6.25%, 12/1/2024 (e)	166	165
Transocean, Inc.
9.00%, 7/15/2023 (e)	2,374	2,490
7.25%, 11/1/2025 (e)	3,875	3,768
7.50%, 1/15/2026 (e)	7,399	7,270
7.50%, 4/15/2031	1,767	1,634
6.80%, 3/15/2038	2,747	2,208
9.35%, 12/15/2041 (h)	2,336	2,324

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Travelport Corporate Finance plc 6.00%, 3/15/2026 (e)	1,735	1,739
TreeHouse Foods, Inc. 6.00%, 2/15/2024 (e)	4,010	4,005
TriMas Corp. 4.88%, 10/15/2025 (e)	2,315	2,188
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (e)	5,015	4,651
Triumph Group, Inc.
4.88%, 4/1/2021	2,510	2,364
5.25%, 6/1/2022	1,686	1,551
7.75%, 8/15/2025	1,965	1,847
Tronox Finance plc 5.75%, 10/1/2025 (e)	869	763
Tronox, Inc. 6.50%, 4/15/2026 (e)	1,650	1,510
Tutor Perini Corp. 6.88%, 5/1/2025 (e)	4,198	4,203
Ultra Resources, Inc.
6.88%, 4/15/2022 ‡ (e)	8,395	5,289
7.13%, 4/15/2025 ‡ (e)	3,361	1,916
Unit Corp. 6.63%, 5/15/2021	2,134	2,118
United Continental Holdings, Inc. 5.00%, 2/1/2024	3,281	3,215
United Rentals North America, Inc.
5.75%, 11/15/2024	6,320	6,336
5.50%, 7/15/2025	3,281	3,197
4.63%, 10/15/2025	3,715	3,441
5.88%, 9/15/2026	750	735
6.50%, 12/15/2026	1,931	1,953
5.50%, 5/15/2027	8,430	8,008
4.88%, 1/15/2028	5,215	4,698
United States Cellular Corp. 6.70%, 12/15/2033	1,545	1,570
United States Steel Corp.
6.88%, 8/15/2025	518	508
6.25%, 3/15/2026	2,558	2,411
Uniti Group LP
REIT, 6.00%, 4/15/2023 (e)	2,600	2,496
REIT, 8.25%, 10/15/2023	4,455	4,199
REIT, 7.13%, 12/15/2024 (e)	70	62
Univar USA, Inc. 6.75%, 7/15/2023 (e)	1,103	1,133
Univision Communications, Inc.
6.75%, 9/15/2022 (e)	433	442
5.13%, 5/15/2023 (e)	1,080	1,017
5.13%, 2/15/2025 (e)	2,678	2,448
US Concrete, Inc. 6.38%, 6/1/2024	2,480	2,313
USA Compression Partners LP 6.88%, 4/1/2026 (e)	652	663
USG Corp. 4.88%, 6/1/2027 (e)	520	521

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	73

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
USIS Merger Sub, Inc. 6.88%, 5/1/2025 (e)	952	928
Vantiv LLC 4.38%, 11/15/2025 (e)	3,485	3,289
Venator Finance SARL 5.75%, 7/15/2025 (e)	5,310	4,527
Verscend Escrow Corp. 9.75%, 8/15/2026 (e)	359	359
Vertiv Group Corp. 9.25%, 10/15/2024 (e)	9,546	9,498
Viacom, Inc.
(ICE LIBOR USD 3 Month + 3.90%), 5.88%, 2/28/2057 (d)	7,322	6,992
(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (d)	5,555	5,356
ViaSat, Inc. 5.63%, 9/15/2025 (e)	835	773
VICI Properties 1 LLC REIT, 8.00%, 10/15/2023	6,153	6,753
Vista Outdoor, Inc. 5.88%, 10/1/2023	7,330	7,037
Vistra Energy Corp.
7.38%, 11/1/2022	1,335	1,385
5.88%, 6/1/2023	6,393	6,489
7.63%, 11/1/2024	3,428	3,625
Vistra Operations Co. LLC 5.50%, 9/1/2026 (e)	212	209
VOC Escrow Ltd. 5.00%, 2/15/2028 (e)	1,421	1,336
Voya Financial, Inc. (ICE LIBOR USD 3 Month + 3.58%), 5.65%, 5/15/2053 (d)	13,110	12,913
W&T Offshore, Inc. 9.75%, 11/1/2023 (e)	2,242	2,170
Wabash National Corp. 5.50%, 10/1/2025 (e)	2,345	2,110
Weatherford International LLC
9.88%, 3/1/2025 (e)	1,483	1,149
6.80%, 6/15/2037	12	8
Weatherford International Ltd.
8.25%, 6/15/2023	1,362	1,042
9.88%, 2/15/2024	2,489	1,929
6.50%, 8/1/2036	483	321
7.00%, 3/15/2038	1,110	749
6.75%, 9/15/2040	537	363
Welbilt, Inc. 9.50%, 2/15/2024	2,435	2,630
WellCare Health Plans, Inc. 5.25%, 4/1/2025	1,865	1,860
Wells Fargo & Co.
Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024 (c) (d) (f)	17,655	17,699
Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.87%, 6/15/2025 (c) (d) (f)	12,265	12,633
WESCO Distribution, Inc. 5.38%, 6/15/2024	2,199	2,128
West Street Merger Sub, Inc. 6.38%, 9/1/2025 (e)	398	373
Western Digital Corp. 4.75%, 2/15/2026	7,208	6,658

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Whiting Petroleum Corp.
5.75%, 3/15/2021	1,835	1,847
6.25%, 4/1/2023	2,140	2,167
6.63%, 1/15/2026	2,530	2,536
WildHorse Resource Development Corp. 6.88%, 2/1/2025	4,385	4,363
Windstream Services LLC 9.00%, 6/30/2025 (e)	19,663	14,151
WMG Acquisition Corp.
5.63%, 4/15/2022 (e)	3,412	3,450
5.00%, 8/1/2023 (e)	1,420	1,402
4.88%, 11/1/2024 (e)	930	907
5.50%, 4/15/2026 (e)	3,018	2,943
WPX Energy, Inc.
6.00%, 1/15/2022	683	698
8.25%, 8/1/2023	1,259	1,415
5.75%, 6/1/2026	3,347	3,330
WR Grace & Co.-Conn
5.63%, 10/1/2024 (e)	1,010	1,028
Wyndham Destinations, Inc.
5.40%, 4/1/2024	721	694
6.35%, 10/1/2025(h)	319	317
5.75%, 4/1/2027	710	658
Wynn Las Vegas LLC
5.50%, 3/1/2025 (e)	9,290	8,837
XPO Logistics, Inc.
6.50%, 6/15/2022 (e)	2,310	2,368
6.13%, 9/1/2023 (e)	1,325	1,357
Zayo Group LLC
6.00%, 4/1/2023	6,695	6,829
6.38%, 5/15/2025	5,438	5,560
5.75%, 1/15/2027 (e)	1,515	1,485

		3,373,312

Total Corporate Bonds (Cost $4,171,040)		4,074,091

	SHARES (000)
Common Stocks — 33.5%
Australia — 0.6%
BHP Billiton plc	207	4,136
Goodman Group, REIT	2,792	20,518
Mirvac Group, REIT	9,470	14,567
Rio Tinto plc	732	35,532

		74,753

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Austria — 0.1%
Erste Group Bank AG *	119	4,845
OMV AG	45	2,508

		7,353

Belgium — 0.2%
Ageas	31	1,559
KBC Group NV	40	2,723
Shurgard Self Storage Europe SARL *	323	9,064
Warehouses De Pauw, REIT, CVA	65	8,441

		21,787

Brazil — 0.5%
Ambev SA, ADR	2,858	12,374
BB Seguridade Participacoes SA	1,572	11,247
Cielo SA	894	3,177
Engie Brasil Energia SA	662	7,082
Itau Unibanco Holding SA (Preference)	1,284	16,953
Petrobras Distribuidora SA	831	5,342

		56,175

Canada — 0.4%
Allied Properties, REIT	464	14,906
Canadian Apartment Properties REIT	339	12,067
Concordia International Corp. *	15	326
Concordia International private placement * ‡	159	3,149
TransCanada Corp.	572	21,553

		52,001

Cayman Islands — 0.0% (a)
Telford Offshore Holdings Ltd. * ‡	58	87

Chile — 0.0% (a)
Banco Santander Chile, ADR	136	4,020

China — 1.1%
China Construction Bank Corp., Class H	15,998	12,695
China Life Insurance Co. Ltd., Class H	1,571	3,148
China Mobile Ltd.	1,043	9,766
China Overseas Land & Investment Ltd.	3,888	12,223
China Pacific Insurance Group Co. Ltd., Class H	3,484	13,007
China Resources Power Holdings Co. Ltd.	7,628	13,421
CNOOC Ltd.	4,869	8,292
Fuyao Glass Industry Group Co. Ltd., Class A	3,882	12,116
Fuyao Glass Industry Group Co. Ltd., Class H (b)	754	2,229
Guangdong Investment Ltd.	2,558	4,579
Henan Shuanghui Investment & Development Co. Ltd., Class A	658	2,135

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
Huayu Automotive Systems Co. Ltd., Class A	2,403	6,033
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	2,628	8,371
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	275	3,512
Midea Group Co. Ltd., Class A	1,476	7,902
Ping An Insurance Group Co. of China Ltd., Class H	1,239	11,709
SAIC Motor Corp. Ltd., Class A	1,957	7,638

		138,776

Colombia — 0.0% (a)
Frontera Energy Corp. *	41	537
Frontera Energy Corp. *	17	220
Millicom International Cellular SA, SDR	24	1,328

		2,085

Czech Republic — 0.1%
Komercni banka A/S	309	11,741
Moneta Money Bank A/S (b)	522	1,730

		13,471

Denmark — 0.2%
Novo Nordisk A/S, Class B	388	16,738
Tryg A/S	89	2,153

		18,891

Finland — 0.2%
Elisa OYJ	56	2,211
Fortum OYJ	102	2,141
Konecranes OYJ	223	7,993
Metso OYJ	64	2,006
Nokian Renkaat OYJ	13	406
Nordea Bank AB	341	2,964
Orion OYJ, Class B	36	1,243
Sampo OYJ, Class A	47	2,151
Stora Enso OYJ, Class R	89	1,344
UPM-Kymmene OYJ	80	2,560

		25,019

France — 2.3%
Airbus SE	6	619
Airbus SE	66	7,310
Amundi SA (b)	18	1,077
AXA SA	176	4,402
Bouygues SA	41	1,497
Capgemini SE	61	7,436

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	75

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
France — continued
Casino Guichard Perrachon SA	26	1,143
Cie de Saint-Gobain	56	2,091
Cie Generale des Etablissements Michelin SCA	200	20,434
CNP Assurances	99	2,200
Covivio, REIT	157	15,789
Credit Agricole SA	135	1,730
Engie SA	176	2,337
Eutelsat Communications SA	95	1,925
Gecina SA, REIT	14	2,077
ICADE, REIT	23	1,929
Klepierre SA, REIT	30	1,021
LVMH Moet Hennessy Louis Vuitton SE	73	22,055
Natixis SA	233	1,358
Orange SA	1,300	20,298
Peugeot SA	70	1,667
Publicis Groupe SA	45	2,622
Renault SA	33	2,483
Rexel SA	102	1,302
Sanofi	390	34,846
Schneider Electric SE	416	30,103
SCOR SE	54	2,489
Societe BIC SA	14	1,350
TOTAL SA	759	44,542
Veolia Environnement SA	84	1,681
Vinci SA	352	31,349

		273,162

Germany — 1.2%
1&1 Drillisch AG	28	1,239
Allianz SE (Registered)	180	37,585
Aroundtown SA	1,699	14,075
Bayer AG (Registered)	61	4,645
Bayerische Motoren Werke AG	32	2,790
Daimler AG (Registered)	66	3,887
Deutsche Telekom AG (Registered)	1,687	27,675
E.ON SE	309	2,985
Evonik Industries AG	39	1,197
Hannover Rueck SE	18	2,381
METRO AG	81	1,213
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	77	16,450
RWE AG	107	2,077
Schaeffler AG (Preference)	156	1,644
Telefonica Deutschland Holding AG	527	2,049

INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued
Volkswagen AG (Preference)	75	12,548
Vonovia SE	319	14,558

		148,998

Hong Kong — 0.5%
Hang Seng Bank Ltd.	569	13,346
HKT Trust & HKT Ltd.	5,589	7,708
Hong Kong Exchanges & Clearing Ltd.	456	12,153
New World Development Co. Ltd.	5,467	6,955
WH Group Ltd. (b)	5,760	4,045
Wharf Real Estate Investment Co. Ltd.	2,169	13,479

		57,686

Hungary — 0.1%
OTP Bank Nyrt	380	13,637

India — 0.2%
Coal India Ltd.	1,004	3,619
Infosys Ltd., ADR	904	8,565
ITC Ltd.	1,526	5,782
Tata Consultancy Services Ltd.	364	9,532

		27,498

Indonesia — 0.1%
Telekomunikasi Indonesia Persero Tbk. PT	47,832	12,117

Ireland — 0.0% (a)
AIB Group plc	404	1,949
Bank of Ireland Group plc	284	2,006
Smurfit Kappa Group plc	46	1,504

		5,459

Italy — 0.3%
Assicurazioni Generali SpA	175	2,819
Enel SpA	3,791	18,588
Eni SpA	236	4,198
Mediobanca Banca di Credito Finanziario SpA	207	1,813
Poste Italiane SpA (b)	278	1,996
Snam SpA	583	2,412
Telecom Italia SpA	3,698	1,868
Terna Rete Elettrica Nazionale SpA	416	2,146

		35,840

Japan — 0.8%
Daiwa House REIT Investment Corp., REIT	3	6,294
Invesco Office J-Reit, Inc., REIT	47	6,586
Japan Airlines Co. Ltd.	271	9,604
Japan Hotel REIT Investment Corp., REIT	16	11,641

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
JXTG Holdings, Inc.	1,585	10,707
Kenedix Office Investment Corp., REIT	1	6,240
Kenedix Retail REIT Corp., REIT	2	3,617
Mitsubishi Estate Co. Ltd.	470	7,507
Nippon Prologis REIT, Inc., REIT	5	10,662
Sumitomo Mitsui Financial Group, Inc.	250	9,714
Tokio Marine Holdings, Inc.	167	7,873
Toyota Motor Corp.	82	4,774

		95,219

Luxembourg — 0.0% (a)
RTL Group SA	18	1,146
SES SA, FDR	66	1,412

		2,558

Macau — 0.1%
Sands China Ltd.	2,050	8,108

Mexico — 0.2%
Bolsa Mexicana de Valores SAB de CV	1,340	2,019
Fibra Uno Administracion SA de CV, REIT	5,406	5,810
Kimberly-Clark de Mexico SAB de CV, Class A	6,169	8,891
Wal-Mart de Mexico SAB de CV	3,594	9,179

		25,899

Netherlands — 0.5%
ABN AMRO Group NV, CVA (b)	96	2,356
Aegon NV	425	2,604
Akzo Nobel NV	66	5,546
Eurocommercial Properties NV, REIT, CVA	197	7,302
Koninklijke Ahold Delhaize NV	112	2,566
Koninklijke KPN NV	594	1,566
NN Group NV	61	2,629
Randstad NV	28	1,432
Royal Dutch Shell plc, Class A	732	23,241
Royal Dutch Shell plc, Class B	476	15,535

		64,777

New Zealand — 0.0% (a)
UCI Holdings LLC * ‡	65	1,262

Norway — 0.3%
Aker BP ASA	60	1,975
DNB ASA	147	2,664
Equinor ASA	101	2,625
Marine Harvest ASA	111	2,680
Norsk Hydro ASA	2,510	13,017

INVESTMENTS	SHARES (000)	VALUE ($000)

Norway — continued
Telenor ASA	837	15,345

		38,306

Portugal — 0.0% (a)
EDP — Energias de Portugal SA	665	2,338
Galp Energia SGPS SA	84	1,455

		3,793

Russia — 0.3%
Alrosa PJSC	4,338	6,578
Moscow Exchange MICEX-RTS PJSC *	7,307	9,740
Sberbank of Russia PJSC	7,625	21,916
Severstal PJSC, GDR (b)	181	2,800
Severstal PJSC, GDR (b)	10	161

		41,195

Singapore — 0.3%
Ascendas, REIT	3,475	6,328
City Developments Ltd.	867	4,952
DBS Group Holdings Ltd.	1,118	18,974

		30,254

South Africa — 0.3%
Absa Group Ltd.	377	3,811
Anglo American plc	153	3,273
AVI Ltd.	863	5,847
Bid Corp. Ltd.	297	5,563
FirstRand Ltd.	1,700	7,426
SPAR Group Ltd. (The)	221	2,639
Vodacom Group Ltd.	645	5,440

		33,999

South Korea — 0.3%
KT&G Corp.	116	10,387
Orange Life Insurance Ltd.(b)	52	1,401
Samsung Electronics Co. Ltd.	351	13,125
Samsung Fire & Marine Insurance Co. Ltd.	28	6,760
SK Telecom Co. Ltd., ADR	262	6,787

		38,460

Spain — 0.7%
ACS Actividades de Construccion y Servicios SA	39	1,465
Bankinter SA	159	1,301
CaixaBank SA	606	2,454
Enagas SA	84	2,230
Endesa SA	109	2,270
Iberdrola SA	5,043	35,686

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	77

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Spain — continued
Industria de Diseno Textil SA	308	8,688
Mapfre SA	740	2,210
Merlin Properties Socimi SA, REIT	1,147	14,367
Naturgy Energy Group SA	92	2,264
Red Electrica Corp. SA	118	2,446
Repsol SA	171	3,055
Telefonica SA	379	3,106

		81,542

Sweden — 0.3%
Boliden AB *	97	2,216
ICA Gruppen AB	25	870
Lundin Petroleum AB	67	2,049
Skandinaviska Enskilda Banken AB, Class A	270	2,793
SKF AB, Class B	87	1,387
Svenska Handelsbanken AB, Class A	951	10,336
Swedbank AB, Class A	131	2,952
Swedish Match AB	48	2,430
Tele2 AB, Class B	180	2,049
Telia Co. AB	588	2,648
Volvo AB, Class B	144	2,155

		31,885

Switzerland — 1.5%
Credit Suisse Group AG (Registered) *	206	2,693
Glencore plc *	3,810	15,505
Novartis AG (Registered)	743	65,070
Roche Holding AG	237	57,747
Swiss Re AG	182	16,422
UBS Group AG (Registered) *	272	3,797
Zurich Insurance Group AG *	72	22,502

		183,736

Taiwan — 0.8%
Asustek Computer, Inc.	684	5,072
Chicony Electronics Co. Ltd.	841	1,687
Delta Electronics, Inc.	1,162	4,892
MediaTek, Inc.	917	6,774
Mega Financial Holding Co. Ltd.	7,285	6,169
Novatek Microelectronics Corp.	1,735	7,675
President Chain Store Corp.	485	5,486
Quanta Computer, Inc.	5,475	8,660
Taiwan Mobile Co. Ltd.	3,400	12,150
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	856	32,600
Vanguard International Semiconductor Corp.	3,427	6,340

		97,505

INVESTMENTS	SHARES (000)	VALUE ($000)

Thailand — 0.2%
Siam Cement PCL (The) (Registered)	636	7,905
Siam Commercial Bank PCL (The)	3,128	12,980
Thai Oil PCL	1,373	3,512

		24,397

Turkey — 0.0% (a)
Tofas Turk Otomobil Fabrikasi A/S	342	1,291
Tupras Turkiye Petrol Rafinerileri A/S	121	2,852

		4,143

United Arab Emirates — 0.1%
Emaar Development PJSC	2,140	2,892
First Abu Dhabi Bank PJSC	1,496	5,632

		8,524

United Kingdom — 2.2%
3i Group plc	142	1,586
Admiral Group plc	87	2,238
AstraZeneca plc	235	17,966
Aviva plc	1,760	9,620
Babcock International Group plc	229	1,784
BAE Systems plc	1,453	9,744
Barclays plc	1,402	3,089
Barratt Developments plc	205	1,343
Berkeley Group Holdings plc	49	2,204
BP plc	1,282	9,259
British American Tobacco plc	373	16,179
British Land Co. plc (The), REIT	192	1,451
BT Group plc	778	2,381
Centrica plc	884	1,660
Compass Group plc	174	3,431
Direct Line Insurance Group plc	332	1,394
easyJet plc	109	1,665
GlaxoSmithKline plc	353	6,840
Hammerson plc, REIT	746	4,165
Imperial Brands plc	107	3,630
International Consolidated Airlines Group SA	183	1,412
J Sainsbury plc	357	1,418
John Wood Group plc	151	1,378
Legal & General Group plc	912	2,926
Lloyds Banking Group plc	6,249	4,560
Meggitt plc	202	1,368
Mondi plc	59	1,387
NewRiver REIT plc, REIT	1,799	5,801
Next plc	36	2,399
Persimmon plc	81	2,362

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
Prudential plc	866	17,346
Quilter plc (b)	327	483
RELX plc	158	3,120
RSA Insurance Group plc	193	1,390
Safestore Holdings plc, REIT	1,167	7,970
Schroders plc	37	1,251
Segro plc, REIT	1,548	12,133
Severn Trent plc	94	2,242
Taylor Wimpey plc	11,491	23,661
Tritax Big Box REIT plc, REIT	3,667	6,695
Tritax EuroBox plc, REIT * (b)	1,138	1,450
Unilever NV, CVA	920	49,428
UNITE Group plc (The), REIT	822	8,951
United Utilities Group plc	153	1,413

		264,173

United States — 16.5%
Accenture plc, Class A	47	7,364
Air Products & Chemicals, Inc.	105	16,189
Altria Group, Inc.	692	45,029
American Tower Corp., REIT	55	8,493
Analog Devices, Inc.	272	22,800
Apple, Inc.	29	6,268
Arthur J Gallagher & Co.	61	4,528
AT&T, Inc.	462	14,173
Automatic Data Processing, Inc.	157	22,641
AvalonBay Communities, Inc., REIT	231	40,485
Avaya Holdings Corp. *	200	3,287
Bank of America Corp.	863	23,744
BB&T Corp.	311	15,270
Brandywine Realty Trust, REIT	636	8,939
Bristol-Myers Squibb Co.	491	24,839
Brixmor Property Group, Inc., REIT	699	11,326
Caesars Entertainment Corp. *	308	2,649
Camden Property Trust, REIT	111	9,993
Chevron Corp.	353	39,441
Chubb Ltd.	74	9,203
Cincinnati Financial Corp.	99	7,802
Cisco Systems, Inc.	267	12,215
Citigroup, Inc.	251	16,455
CME Group, Inc.	153	28,047
CMS Energy Corp.	207	10,237
Coca-Cola Co. (The)	1,613	77,244
Comcast Corp., Class A	855	32,604
ConocoPhillips	314	21,979
CVS Health Corp.	355	25,686

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Digital Realty Trust, Inc., REIT	300	30,930
Douglas Emmett, Inc., REIT	332	12,021
Dover Corp.	189	15,686
DowDuPont, Inc.	147	7,951
DTE Energy Co.	23	2,626
Eaton Corp. plc	165	11,808
Eli Lilly & Co.	160	17,301
Equinix, Inc., REIT	62	23,655
Equity LifeStyle Properties, Inc., REIT	160	15,184
Essex Property Trust, Inc., REIT	64	16,057
Exxon Mobil Corp.	97	7,745
Federal Realty Investment Trust, REIT	115	14,209
Ferguson plc	190	12,809
Fidelity National Information Services, Inc.	114	11,898
General Dynamics Corp.	87	15,001
Gilead Sciences, Inc.	92	6,256
Goodman Private * ‡	53	—	(k)
Halcon Resources Corp. *	279	927
Healthcare Trust of America, Inc., Class A, REIT	525	13,779
Highwoods Properties, Inc., REIT	261	11,119
Home Depot, Inc. (The)	158	27,730
Honeywell International, Inc.	55	7,943
Illinois Tool Works, Inc.	108	13,838
International Business Machines Corp.	289	33,370
Invitation Homes, Inc., REIT	620	13,558
Iron Mountain, Inc., REIT	491	15,022
Johnson & Johnson	138	19,312
Kilroy Realty Corp., REIT	194	13,367
M&T Bank Corp.	45	7,473
Marathon Petroleum Corp.	226	15,941
McDonald’s Corp.	61	10,803
Merck & Co., Inc.	1,071	78,833
Microsoft Corp.	322	34,355
Mid-America Apartment Communities, Inc., REIT	207	20,198
Mondelez International, Inc., Class A	726	30,483
Morgan Stanley	486	22,168
National Health Investors, Inc., REIT	88	6,492
NextEra Energy, Inc.	289	49,891
NII Holdings, Inc. *	178	1,105
NiSource, Inc.	299	7,577
Norfolk Southern Corp.	86	14,473
Northern Trust Corp.	117	10,978
Occidental Petroleum Corp.	383	25,660
Park Hotels & Resorts, Inc., REIT	760	22,100
Parker-Hannifin Corp.	30	4,598

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	79

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
United States — continued
Penn Virginia Corp. *	12		799
PepsiCo, Inc.	419		47,094
Pfizer, Inc.	2,256		97,158
Philip Morris International, Inc.	489		43,039
PNC Financial Services Group, Inc. (The)	143		18,432
PPG Industries, Inc.	149		15,680
PRINCIPAL Financial Group, Inc.	264		12,416
Procter & Gamble Co. (The)	164		14,516
Prologis, Inc., REIT	722		46,532
Prudential Financial, Inc.	144		13,527
Public Storage, REIT	138		28,409
Quad/Graphics, Inc.	—	(k)	—	(k)
Remington Outdoor Co., Inc. * ‡	16		130
Republic Services, Inc.	115		8,356
Resideo Technologies, Inc. *	—	(k)	2
Rexford Industrial Realty, Inc., REIT	394		12,475
Sunstone Hotel Investors, Inc., REIT	597		8,645
T. Rowe Price Group, Inc.	137		13,285
Texas Instruments, Inc.	427		39,655
Travelers Cos., Inc. (The)	158		19,756
Union Pacific Corp.	69		10,018
UnitedHealth Group, Inc.	49		12,795
US Bancorp	430		22,501
Ventas, Inc., REIT	509		29,547
Verizon Communications, Inc.	1,122		64,068
VICI Properties, Inc., REIT * ‡	162		3,501
VICI Properties, Inc., REIT	608		13,120
Vistra Energy Corp. *	198		4,479
Vornado Realty Trust, REIT	435		29,624
Wells Fargo & Co.	355		18,890
Xcel Energy, Inc.	668		32,728

			2,004,337

Total Common Stocks (Cost $3,710,703)			4,072,887

	PRINCIPAL AMOUNT ($000)
Loan Assignments — 4.6% (l)
Canada — 0.1%
1011778 BC ULC, 1st Lien Term B Loan (ICE LIBOR USD 1 Month + 2.25%), 4.55%, 2/16/2024 (d) (m)	5,490		5,466
Concordia Healthcare Corp., Initial Dollar Term Loan (ICE LIBOR USD 1 Month + 5.50%), 7.78%, 9/6/2024 (d) (m)	8,548		8,356

			13,822

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ireland — 0.1%
Avolon LLC, Term Loan B-3 (ICE LIBOR USD 1 Month + 2.00%), 4.28%, 1/15/2025 (d)	4,738	4,723

United States — 4.4%
24 Hour Fitness Worldwide, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.80%, 5/30/2025 (d)	579	579
8th Avenue Food & Provisions, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 6.01%, 10/1/2025 (d) (m)	673	678
A2Z Wireless Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.00%), 8.28%, 5/1/2023 (d)	1,341	1,291
ABG Intermediate Holdings 2 LLC., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.79%, 9/27/2024 (d) (m)	760	756
Advisor Group Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 6.04%, 8/15/2025 (d)	432	434
AES Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 4.07%, 5/31/2022 (d) (m)	5,490	5,486
Albany Molecular Research, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.55%, 8/30/2024 (d)	2,793	2,790
Albertson’s LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.31%, 6/22/2023 (d)	10,619	10,566
Aleris International, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.75%), 7.05%, 2/27/2023 (d)	499	502
Alphabet Holding Co. Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.80%, 9/26/2024 (d)	549	524
Altice Financing S.A, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 5.04%, 7/15/2025 (d) (m)	2,741	2,670
Altice US Finance I Corp., Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.55%, 7/28/2025 (d) (m)	4,494	4,483
AMC Entertainment, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.53%, 12/15/2022 (d)	1,496	1,494
American Airlines, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.00%), 4.28%, 12/14/2023 (d)	1,000	992
(ICE LIBOR USD 1 Month + 1.75%), 4.04%, 6/27/2025 (d) (m)	4,500	4,400
American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%; ICE LIBOR USD 3 Month + 2.25%), 4.62%, 4/6/2024 (d)	990	984

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Aristocrat Leisure Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 4.22%, 10/19/2024 (d) (m)	5,984	5,959
Asurion LLC, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.50%), 8.80%, 8/4/2025 (d)	365	374
Asurion LLC, Term B-7 Loan (ICE LIBOR USD 1 Month + 3.00%), 5.30%, 11/3/2024 (d) (m)	3,014	3,015
Avaya Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.53%, 12/15/2024 (d)	5,274	5,289
Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 4.14%, 6/1/2024 (d)	2,494	2,486
Barracuda Networks, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.54%, 2/12/2025 (d) (m)	750	749
Berry Global, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 1.75%), 4.03%, 2/8/2020 (d)	3,500	3,493
(ICE LIBOR USD 1 Month + 1.75%), 4.03%, 1/6/2021 (d)	3,000	2,992
BJ’s Wholesale Club, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.28%, 2/3/2024 (d)	500	501
Bombardier Recreational Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.30%, 5/23/2025 (d)	2,943	2,932
Boxer Parent Co Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 6.65%, 10/2/2025 (d) (m)	1,700	1,704
Brookfield WEC Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 6.05%, 8/1/2025 (d)	1,232	1,239
Brookfield WEC Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.75%), 9.05%, 8/3/2026 (d)	625	633
Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 2 Month + 3.25%; ICE LIBOR USD 3 Month + 3.25%), 5.66%, 4/3/2024 (d) (m)	1,621	1,610
California Resources Corp., 1st Lien Second Out Term Loan (ICE LIBOR USD 1 Month + 10.38%), 12.67%, 12/31/2021 (d)	10,270	11,426
California Resources Corp., Senior Secured First Out Term Loan (ICE LIBOR USD 1 Month + 4.75%), 7.04%, 12/31/2022 (d) (m)	10,239	10,375
Calpine Construction Finance Co. LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.80%, 1/15/2025 (d) (m)	6,497	6,485

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Centurylink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.05%, 1/31/2025 (d)	7,144	7,064
CEOC LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.30%, 10/7/2024 (d)	5,486	5,456
Charter Communications Operating, LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.31%, 4/30/2025 (d)	4,020	4,019
Chemours Co. (The), Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 4.05%, 4/3/2025 (d) (m)	5,189	5,167
CHG Healthcare Services, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.45%, 6/7/2023 (d)	3,750	3,759
Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.55%, 10/2/2024 (d)	5,637	5,630
Cineworld Finance US Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.80%, 2/28/2025 (d) (m)	2,768	2,755
CityCenter Holdings LLC, Term B Loan (ICE LIBOR USD 1 Month + 2.25%), 4.55%, 4/18/2024 (d)	5,017	5,003
Claire’s Stores, Inc., 1st Lien Revolver Term Loan (ICE LIBOR USD 3 Month + 2.50%), 2.50%, 9/15/2022 ‡ (d) (m)	283	—
Claire’s Stores, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 6.25%), 6.25%, 9/15/2038 ‡ (d) (m)	945	1,366
Club Corp Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.14%, 9/18/2024 (d) (m)	2,600	2,555
Community Health Systems, Inc., Incremental 2021 Term H Loan (ICE LIBOR USD 3 Month + 3.25%), 5.56%, 1/27/2021 (d)	5,567	5,443
Consolidated Communications, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.25%, 10/5/2023 (d)	1,456	1,432
Continental Building Products, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.55%, 8/18/2023 (d)	1,247	1,245
Cortes NP Acquisition Corp., Term B Loan (ICE LIBOR USD 3 Month + 4.00%), 6.31%, 11/30/2023 (d)	7,453	7,369
CSC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.53%, 7/17/2025 (d)	7,804	7,779
CSC Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.25%), 4.55%, 1/15/2026 (d) (m)	3,799	3,789

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	81

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
CVS Holdings I LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.31%, 2/6/2025 (d)	997	993
Dawn Acquisition LLC., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 3.75%, 10/25/2025 (d) (m)	1,179	1,175
Dell International LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.31%, 9/7/2023 (d)	1,643	1,640
Delta 2 SARL, 1st Lien Term loan B (ICE LIBOR USD 1 Month + 2.50%), 4.80%, 2/1/2024 (d) (m)	3,558	3,518
Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%; PRIME USD 3 Month + 2.75%), 5.05%, 4/6/2024 (d) (m)	5,173	5,153
EG Group Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.39%, 2/7/2025 (d)	623	623
EIF Channelview Cogeneration LLC, Term Loan (ICE LIBOR USD 1 Month + 4.25%), 6.56%, 5/3/2025 (d) (m)	2,792	2,810
Encino Acquisition Partners Holdings., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 6.25%), 7.25%, 9/21/2025 (d) (m)	2,893	2,937
Endo Pharmaceutical, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.56%, 4/29/2024 (d) (m)	4,074	4,089
Energy Transfer Equity LP, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.30%, 2/2/2024 (d) (m)	5,000	4,997
Envision Healthcare Corp., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 6.05%, 10/10/2025 (d)	5,045	4,936
Esh Hospitality, Inc. 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.30%, 8/30/2023 (d)	2,515	2,510
Exela Intermediate LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.50%), 8.83%, 7/12/2023 (d)	1,242	1,253
FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 10.00%), 12.31%, 5/15/2022 ‡ (d)	177	177
First Data Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.29%, 4/26/2024 (d) (m)	7,562	7,518
Flex Acquisition Co., Inc., Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.26%, 12/29/2023 (d)	1,097	1,094

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Frontera Generation Holdings LLC, 1st Lien Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.52%, 5/2/2025 (d)	3,970	3,980
Garda World Security, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%; ICE LIBOR USD 3 Month + 3.50%), 5.82%, 5/24/2024 (d) (m)	3,734	3,744
Gates Global LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.05%, 4/1/2024 (d)	897	897
Gateway Casinos & Entertainment Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.39%, 12/1/2023 (d)	1,105	1,107
Genesys Telecom Holdings, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.80%, 12/1/2023 (d)	894	897
GGP, Inc., 1st Lien Term Loan B REIT, (ICE LIBOR USD 1 Month + 2.50%), 4.79%, 8/27/2025 (d)	5,000	4,915
Global Business Travel Holdings Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 4.84%, 8/13/2025 (d)	521	523
Global Tel*Link Corp., 1st Lien Senior Secured Term Loan (ICE LIBOR USD 3 Month + 4.00%), 6.39%, 5/23/2020 (d)	887	887
Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%), 5.23%, 10/4/2023 (d)	1,547	1,548
Goodrx, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.28%, 10/10/2025 (d) (m)	867	870
Greektown Holdings LLC, Term Loan (ICE LIBOR USD 1 Month + 2.75%), 5.05%, 4/25/2024 (d)	5,061	5,039
Grizzly Acquisition Inc., 1st Lien Term Loan B
(ICE LIBOR USD 3 Month + 3.75%), 5.65%, 9/26/2025 (d) (m)	324	325
GTT Communications, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.05%, 5/31/2025 (d)	1,323	1,304
Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.25%), 7.64%, 8/25/2023 (d)	1,991	1,627
Hanjin International Corp., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.50%), 4.94%, 10/19/2020 (d)	1,500	1,496
Hargray Communications Group, Inc., Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.30%, 5/16/2024 (d) (m)	3,559	3,552

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Hearthside Group Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.30%, 5/23/2025 (d)	2,920	2,863
Hertz Corp. (The)., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.00%, 6/30/2023 (d) (m)	2,600	2,583
Hilton Worldwide Finance LLC, Series B-2 Term Loan (ICE LIBOR USD 1 Month + 1.75%), 4.03%, 10/25/2023 (d)	875	876
Hoya Midco LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.80%, 6/30/2024 (d) (m)	2,026	2,015
HUB International Ltd., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.49%, 4/25/2025 (d)	1,985	1,978
iHeartCommunications, Inc., Term Loan D (ICE LIBOR USD 1 Month + 6.75%), 8.99%, 1/30/2019 (d)	5,407	3,894
iHeartCommunications, Inc., Tranche E Term Loan (ICE LIBOR USD 1 Month + 7.50%), 9.74%, 7/30/2019 (d)	1,873	1,346
Infor US, Inc., Tranche B-6 Term Loan (ICE LIBOR USD 3 Month + 2.75%), 5.14%, 2/1/2022 (d)	2,268	2,258
Intelsat Jackson Holdings SA, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 6.04%, 11/27/2023 (d)	5,715	5,715
Invenergy Thermal Operating I LLC, Term Loan (ICE LIBOR USD 3 Month + 3.50%), 5.81%, 8/28/2025 (d) (m)	3,000	3,024
IRB Holding Corp., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.25%), 5.46%, 2/5/2025 (d) (m)	1,529	1,524
Janus International Group LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.30%, 2/12/2025 (d)	574	569
JBS USA LLC, Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 4.84%, 10/30/2022(d)	6,738	6,735
JC Penney Corp., Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 6.57%, 6/23/2023(d) (m)	13	12
KCA Deutag Alpha Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.75%), 9.14%, 2/28/2023 (d) (m)	802	779
Kestrel Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.56%, 6/2/2025 (d) (m)	2,963	2,980
Las Vegas Sands Corp., 1st Lien Senior Secured Term Loan (ICE LIBOR USD 1 Month + 1.75%), 4.05%, 3/27/2025 (d)	5,037	5,016

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Level 3 Financing, Inc., Tranche B Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.53%, 2/22/2024 (d)	5,600	5,603
Lightstone Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 6.05%, 1/30/2024 (d)	1,665	1,640
Lightstone Holdco LLC, 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.75%), 6.05%, 1/30/2024 (d)	89	88
Live Nation Entertainment, Inc., 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 1.75%), 4.06%, 10/31/2023 (d) (m)	997	998
Lotus Midstream., 1st Lien Term Loan B
(ICE LIBOR USD 3 Month + 3.75%), 5.64%, 9/26/2025 (d) (m)	4,351	4,370
Lumentum Holdings., 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 2.50%), 2.50%, 8/8/2025 (d) (m)	146	146
MacDonald, Dettwiler and Associates Ltd., Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.15%, 10/4/2024 (d) (m)	2,487	2,405
Mallinckrodt International Finance, Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.14%, 9/24/2024 (d) (m)	5,087	5,016
Marriott Ownership Resorts Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.55%, 8/29/2025 (d) (m)	1,265	1,268
Mastronardi Produce Ltd., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.51%, 5/1/2025 (d)	150	150
McDermott Technology Americas, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 7.30%, 5/12/2025 (d) (m)	2,710	2,672
Medallion Midland Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.55%, 10/30/2024 (d)	504	500
MedRisk, Inc., Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.05%, 12/27/2024 (d) (m)	2,593	2,558
MEG Energy Corp., 1st Lien Term B Loan (ICE LIBOR USD 1 Month + 3.50%), 5.81%, 12/31/2023 (d)	448	449
Misys, Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.89%, 6/13/2024 (d)	1,564	1,555
Moda Midstream LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 5.54%, 9/26/2025 (d) (m)	4,282	4,309
Moran Foods LLC, Term Loan B (ICE LIBOR USD 1 Month + 6.00%), 8.30%, 12/5/2023 (d)	4,113	2,920

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	83

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
MTL Publishing LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.53%, 8/20/2023 (d)	533	533
MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.14%, 6/7/2023 (d) (m)	5,485	5,467
NAI Entertainment Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.81%, 5/8/2025 (d) (m)	2,020	2,014
NCI Building Systems, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.30%, 2/7/2025 (d)	1,247	1,244
Neiman Marcus Group, Inc., Other Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.53%, 10/25/2020 (d)	3,120	2,837
Nielsen Finance LLC, 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 4.28%, 10/4/2023 (d)	4,788	4,762
NRG Energy, Inc., Term Loan (ICE LIBOR USD 3 Month + 1.75%), 4.14%, 6/30/2023 (d) (m)	5,689	5,665
Numericable US LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.69%), 5.97%, 1/31/2026 (d)	2,241	2,183
NVA Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.05%, 2/2/2025 (d)	6,037	5,977
ON Semiconductor Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 4.05%, 3/31/2023 (d)	593	592
Oryx Soutern Delaware Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.55%, 2/28/2025 (d)	504	497
Pelican Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.77%, 5/1/2025 (d) (m)	2,522	2,526
Pelican Products, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 7.75%), 10.02%, 5/1/2026 (d)	1,185	1,185
Penn National Gaming, Inc., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 2.25%), 4.58%, 10/15/2025 (d) (m)	4,304	4,315
PetSmart, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.28%, 3/11/2022 (d)	1,093	924
Plantronics, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.80%, 7/2/2025 (d)	6,590	6,565
PolyOne Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 4.03%, 11/11/2022 (d) (m)	1,423	1,421

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Post Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.29%, 5/24/2024 (d)	601	600
Prestige Brands, Inc., 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 4.24%, 1/26/2024 (d)	3,355	3,358
Prime Security Services Borrower LLC, Term B-1 Loan (ICE LIBOR USD 1 Month + 2.75%), 5.05%, 5/2/2022 (d)	3,242	3,240
Quest Software US Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 6.78%, 5/16/2025 (d)	1,300	1,304
Quidditch Acquisition, Inc., 1st Cov-Lite Lien Term Loan (ICE LIBOR USD 1 Month + 7.00%), 9.29%, 3/21/2025 (d)	150	151
Rackspace Hosting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 5.35%, 11/3/2023 (d)	3,641	3,528
Red Ventures LLC, Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 6.30%, 11/8/2024 (d) (m)	1,505	1,511
Reynolds Group Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%), 5.05%, 2/5/2023 (d)	3,242	3,242
RHP Hotel Properties LP., Term Loan B (ICE LIBOR USD 3 Month + 2.00%), 4.44%, 5/11/2024 (d) (m)	1,265	1,263
Samsonite IP Holdings SARL, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 4.05%, 4/25/2025 (d)	2,594	2,586
Scientific Games International, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 2 Month + 2.75%), 5.05%, 8/14/2024 (d) (m)	6,027	5,965
Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 6.80%, 11/1/2024 (d) (m)	2,846	2,850
Securus Technologies Holdings, Inc., 2nd Lien, Term Loan (ICE LIBOR USD 1 Month + 8.25%), 10.55%, 11/1/2025 (d)	361	360
Shutterfly, Inc., Term Loan B-2 (ICE LIBOR USD 1 Month + 2.75%), 5.06%, 8/17/2024 (d)	620	619
Sinclair Broadcast Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.56%, 1/3/2024 (d)	1,410	1,412
Sirva Worldwide, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.50%; ICE LIBOR USD 3 Month + 5.50%), 7.81%, 8/4/2025 (d)	800	801
Sirva Worldwide, 2nd Lien Term Loan (ICE LIBOR USD 2 Month + 9.50%; ICE LIBOR USD 3 Month + 9.50%), 11.91%, 8/3/2026 (d)	125	113

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Sound Inpatient Physicians Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.30%, 6/27/2025 (d) (m)	1,596	1,603
Spectrum Brands, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%; ICE LIBOR USD 2 Month + 2.00%; ICE LIBOR USD 3 Month + 2.00%), 4.35%, 6/23/2022 (d)	549	548
Spin Holdco, Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.69%, 11/14/2022 (d)	2,649	2,648
Sprint Communications, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.81%, 2/2/2024 (d) (m)	4,738	4,734
St. George’s University Scholastic Services, Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.81%, 7/17/2025 (d)	812	820
Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 6.34%, 9/12/2024 (d)	5,294	5,278
Steinway Musical Instruments, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 6.03%, 2/14/2025 (d)	995	994
Stetson Midstream., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 6.69%, 7/18/2025 (d)	5,000	5,006
Summit Materials Co. I LLC, Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.30%, 11/21/2024 (d) (m)	2,643	2,629
Syneos Health, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.30%, 8/1/2024 (d)	961	958
Syniverse Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 7.28%, 3/9/2023 (d)	3,587	3,605
TDC A/S, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.84%, 6/4/2025 (d)	4,100	4,103
Telenet Financing LLC., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.53%, 8/15/2026 (d) (m)	4,000	3,985
Tennessee Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.05%, 2/6/2024 (d)	5,336	5,036
TerraForm Power Operating LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.30%, 11/8/2022 (d) (m)	2,494	2,494
The Go Daddy Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.55%, 2/15/2024 (d)	834	834
Titan Acquisition Ltd., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.30%, 3/28/2025 (d)	6,617	6,224

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Trans Union LLC, 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 4.30%, 6/19/2025 (d)	3,002	2,994
Transdigm Group Inc., 1st Lien Term Loan E (ICE LIBOR USD 1 Month + 2.50%), 4.80%, 5/30/2025 (d) (m)	1,698	1,688
TransDigm, Inc., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.50%), 4.80%, 6/9/2023 (d)	1,396	1,389
TransDigm, Inc., Term Loan G (ICE LIBOR USD 1 Month + 2.50%), 4.80%, 8/22/2024 (d)	2,095	2,084
Tribune Media Co., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.30%, 12/27/2020 (d)	240	240
Trinseo Materials Operating SCA., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.30%, 9/6/2024 (d) (m)	5,239	5,196
Ultra Resources, Inc., Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.47%, 4/12/2024 (d) (m)	9,344	8,733
United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 6.55%, 10/18/2025 (d) (m)	4,380	4,101
Unitymedia Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.28%, 6/1/2023 (d)	4,719	4,710
Univision Communications, Inc., 1st Lien Term Loan C-5 (ICE LIBOR USD 1 Month + 2.75%), 5.05%, 3/15/2024 (d)	2,195	2,105
USI, Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.39%, 5/16/2024 (d)	4,010	3,985
Valeant Pharmaceuticals International Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.27%, 6/2/2025 (d)	5,939	5,938
VeriFone Systems, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 6.32%, 8/20/2025 (d)	458	458
Vertis, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 8.75%), 12.00%, 3/21/2018 ‡ (d) (i)	754	–	(k)
VICI Properties 1 LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.28%, 12/20/2024 (d)	5,000	4,985
Viskase Co., Inc., Initial Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.64%, 1/30/2021 (d)	2,621	2,608
Vistra Operations Co. LLC, Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.30%, 8/4/2023 (d)	1,496	1,492
Vistra Operations Co. LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 2.00%), 4.29%, 12/31/2025 (d)	4,738	4,721

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	85

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Web.com Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.17%, 10/10/2025 (d) (m)	795	793
WMG Acquisition Corp., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.13%), 4.43%, 11/1/2023 (d)	10,000	9,954
Wyndham Hotels & Resorts, Inc., 1st Lien Senior Secured Term Loan (ICE LIBOR USD 1 Month + 1.75%), 4.05%, 5/30/2025 (d)	975	974
XPO Logistics, Inc., Term Loan (ICE LIBOR USD 3 Month + 2.00%), 4.51%, 2/24/2025 (d)	1,250	1,252
Ziggo Secured Finance Partnership, 1st Lien Term Loan E (ICE LIBOR USD 1 Month + 2.50%), 4.78%, 4/15/2025 (d) (m)	5,135	5,033
Zodiac Pool Solutions LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.55%, 7/2/2025 (d)	1,397	1,396

		538,608

Total Loan Assignments (Cost $562,609)		557,153

Mortgage-Backed Securities — 4.2%
United States — 4.2%
FHLMC Gold Pools, 30 Year, Single Family
Pool # G67700, 3.50%, 8/1/2046	23,707	23,217
Pool # G60852, 4.00%, 8/1/2046	14,540	14,638
Pool # G61096, 3.50%, 2/1/2047	30,140	29,451
Pool # G08756, 3.00%, 4/1/2047	999	946
Pool # G67703, 3.50%, 4/1/2047	9,684	9,459
Pool # G67704, 4.00%, 8/1/2047	1,551	1,562
Pool # G67705, 4.00%, 10/1/2047	5,354	5,390
Pool # Q52307, 3.50%, 11/1/2047	3,434	3,353
Pool # G67706, 3.50%, 12/1/2047	15,119	14,764
Pool # G67708, 3.50%, 3/1/2048	47,621	46,486
Pool # G67714, 4.00%, 7/1/2048	9,322	9,378
FNMA, 20 Year, Single Family
Pool # BM3100, Pool, 4.00%, 11/1/2037	5,081	5,146
Pool # BM3569, Pool, 3.50%, 2/1/2038	12,617	12,488
Pool # CA1231, Pool, 3.50%, 2/1/2038	711	702
Pool # BM3791, Pool, 3.50%, 4/1/2038	10,598	10,448
FNMA, 30 Year, Single Family
Pool # AS4085, Pool, 4.00%, 12/1/2044	1,650	1,663
Pool # BM1909, Pool, 4.00%, 2/1/2045	9,673	9,759
Pool # MA2670, Pool, 3.00%, 7/1/2046	7,969	7,548
Pool # AS8650, Pool, 3.00%, 1/1/2047	14,623	13,846
Pool # MA2863, Pool, 3.00%, 1/1/2047	25,235	23,895
Pool # AS8784, Pool, 3.00%, 2/1/2047	5,473	5,182
Pool # AL9859, Pool, 3.00%, 3/1/2047	11,603	10,987

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Pool # AS9403, Pool, 3.50%, 4/1/2047	707	692
Pool # BH9923, Pool, 3.50%, 9/1/2047	11,272	10,985
Pool # BM4028, Pool, 3.50%, 10/1/2047	3,882	3,792
Pool # BM3141, Pool, 3.50%, 11/1/2047	3,167	3,094
Pool # BM3357, Pool, 3.50%, 11/1/2047	15,543	15,265
Pool # BH7061, Pool, 3.50%, 12/1/2047	18,757	18,303
Pool # BM3778, Pool, 3.50%, 12/1/2047	26,515	25,996
Pool # CA0906, Pool, 3.50%, 12/1/2047	29,310	28,620
Pool # CA0995, Pool, 3.50%, 1/1/2048	6,676	6,519
Pool # BJ1069, Pool, 4.00%, 1/1/2048	3,909	3,911
Pool # BJ0645, Pool, 3.50%, 3/1/2048	20,735	20,247
Pool # BM3788, Pool, 3.50%, 3/1/2048	87,464	85,733
FNMA, Other
Pool # AN7845, Pool, 3.08%, 12/1/2029	6,650	6,177
Pool # AN8281, Pool, 3.19%, 2/1/2030	2,560	2,393
Pool # AN8572, Pool, 3.55%, 4/1/2030	2,710	2,629
Pool # AN9116, Pool, 3.61%, 5/1/2030	1,930	1,883
Pool # AN3747, Pool, 2.87%, 2/1/2032	2,730	2,453
Pool # AN6122, Pool, 3.06%, 8/1/2032	4,820	4,394
Pool # BM3226, Pool, 3.44%, 10/1/2032	2,401	2,294
Pool # AN7633, Pool, 3.13%, 12/1/2032	1,880	1,737
Pool # AN8095, Pool, 3.24%, 1/1/2033	4,010	3,727

Total Mortgage-Backed Securities (Cost $524,022)		511,152

Collateralized Mortgage Obligations — 4.2%
Cayman Islands — 0.0% (a)
LSTAR Securities Investment Ltd. Series 2017-7, Class A, 0.04%, 10/1/2022 (e) (n)	872	868

United States — 4.2%
Adjustable Rate Mortgage Trust
Series 2004-2, Class 6A1, 4.49%, 2/25/2035 (n)	2,780	2,800
Series 2004-4, Class 4A1, 4.22%, 3/25/2035 (n)	4,044	4,093
Series 2005-2, Class 3A1, 4.10%, 6/25/2035 (n)	1,134	1,118
Alternative Loan Trust
Series 2004-16CB, Class 2A1, 5.00%, 8/25/2019	13	13
Series 2004-28CB, Class 4A1, 5.00%, 1/25/2020	37	37
Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	25	25

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2005-J11, Class 5A1, 5.50%, 11/25/2020	250	247
Series 2005-85CB, Class 3A2, 5.25%, 2/25/2021	498	487
Series 2007-9T1, Class 3A1, 5.50%, 5/25/2022	25	19
Series 2007-25, Class 2A1, 6.00%, 11/25/2022	149	144
Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	327	318
Series 2006-J3, Class 4A1, 5.75%, 5/25/2026	391	327
Series 2005-J1, Class 3A1, 6.50%, 8/25/2032	181	186
Series 2004-12CB, Class 2A1, 6.00%, 6/25/2034	579	589
Series 2005-J3, Class 3A1, 6.50%, 9/25/2034	140	138
Series 2004-25CB, Class A1, 6.00%, 12/25/2034	6,168	6,183
Series 2004-27CB, Class A1, 6.00%, 12/25/2034	402	401
Series 2004-28CB, Class 2A4, 5.75%, 1/25/2035	588	576
Series 2004-28CB, Class 6A1, 6.00%, 1/25/2035	1,109	1,091
Series 2004-32CB, Class 2A5, 5.50%, 2/25/2035	3,893	3,898
Series 2005-3CB, Class 1A4, 5.25%, 3/25/2035	97	94
Series 2005-3CB, Class 1A13, 5.50%, 3/25/2035	11,627	10,974
Series 2005-J2, Class 1A5, 2.78%, 4/25/2035 (n)	7,098	6,237
Series 2005-6CB, Class 1A4, 5.50%, 4/25/2035	4,762	4,574
Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	547	547
Series 2005-10CB, Class 1A5, 5.50%, 5/25/2035	4,664	4,548
Series 2005-10CB, Class 1A8, 5.50%, 5/25/2035	2,681	2,705
Series 2005-13CB, Class A4, 5.50%, 5/25/2035	2,052	2,031
Series 2005-21CB, Class A4, 5.25%, 6/25/2035	1,043	962
Series 2005-21CB, Class A17, 6.00%, 6/25/2035	4,640	4,447
Series 2005-20CB, Class 1A1, 5.50%, 7/25/2035	240	231

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2005-23CB, Class A15, 5.50%, 7/25/2035	2,346	2,320
Series 2005-64CB, Class 1A1, 5.50%, 12/25/2035	928	900
Series 2005-64CB, Class 1A15, 5.50%, 12/25/2035	2,348	2,278
Series 2005-J14, Class A3, 5.50%, 12/25/2035	439	380
Series 2005-J14, Class A7, 5.50%, 12/25/2035	2,319	2,008
Series 2005-J14, Class A8, 5.50%, 12/25/2035	1,938	1,678
Series 2005-86CB, Class A4, 5.50%, 2/25/2036	531	462
Series 2006-J1, Class 1A13, 5.50%, 2/25/2036	206	185
Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	7,102	7,111
Series 2006-4CB, Class 2A5, 5.50%, 4/25/2036	1,231	1,206
Series 2006-14CB, Class A1, 6.00%, 6/25/2036	1,839	1,516
Series 2006-19CB, Class A15, 6.00%, 8/25/2036	750	658
Series 2006-25CB, Class A2, 6.00%, 10/25/2036	351	303
Series 2006-41CB, Class 2A13, 5.75%, 1/25/2037	3,706	3,208
Series 2007-8CB, Class A9, 6.00%, 5/25/2037	243	211
Series 2007-19, Class 1A8, 6.00%, 8/25/2037	210	166
American Home Mortgage Investment Trust
Series 2007-2, Class 12A1, 2.55%, 3/25/2037 (n)	6,830	4,460
Series 2005-1, Class 6A, 4.59%, 6/25/2045 (n)	267	274
Angel Oak Mortgage Trust I LLC
Series 2018-2, Class A1, 3.67%, 7/27/2048 (e) (n)	13,472	13,445
Series 2018-3, Class A1, 3.65%, 9/25/2048 (e) (n)	9,386	9,396
Antler Mortgage Trust Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (e)	6,636	6,634
Arroyo Mortgage Trust Series 2018-1, Class A1, 3.76%, 4/25/2048 (e) (n)	9,122	9,106

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	87

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Banc of America Alternative Loan Trust
Series 2004-12, Class 4A1, 5.50%, 1/25/2020	255	256
Series 2005-3, Class 2A1, 5.50%, 4/25/2020	59	59
Series 2005-4, Class 3A1, 5.50%, 5/25/2020	64	63
Series 2005-6, Class 7A1, 5.50%, 7/25/2020	47	44
Series 2005-12, Class 5A1, 5.25%, 1/25/2021	280	273
Series 2006-4, Class 2A1, 6.00%, 5/25/2021	9	9
Series 2005-6, Class 5A4, 5.50%, 7/25/2035	64	58
Series 2005-11, Class 4A5, 5.75%, 12/25/2035	802	725
Series 2006-4, Class 3CB4, 6.00%, 5/25/2046	906	871
Series 2006-4, Class 4CB1, 6.50%, 5/25/2046	3,667	3,738
Series 2006-5, Class CB7, 6.00%, 6/25/2046	583	533
Banc of America Funding Trust
Series 2007-4, Class 8A1, 5.50%, 11/25/2034	96	88
Series 2005-6, Class 1A2, 5.50%, 10/25/2035	2,591	2,447
Series 2005-7, Class 4A7, 6.00%, 11/25/2035	708	714
Series 2006-A, Class 1A1, 4.43%, 2/20/2036 (n)	1,326	1,318
Series 2006-2, Class 2A20, 5.75%, 3/25/2036	620	596
Series 2007-5, Class 4A1, 2.65%, 7/25/2037 (n)	4,797	3,307
Banc of America Mortgage Trust
Series 2004-A, Class 2A2, 3.86%, 2/25/2034 (n)	719	719
Series 2007-3, Class 1A1, 6.00%, 9/25/2037	393	377
Bear Stearns ALT-A Trust Series 2006-8, Class 3A1, 2.44%, 2/25/2034 (n)	437	437
Bear Stearns Asset-Backed Securities I Trust Series 2004-AC5, Class M1, 3.29%, 10/25/2034 ‡ (n)	640	187
Bellemeade Re Ltd.
Series 2018-3A, Class M1B, 4.13%, 10/25/2027 (e) (n)	1,486	1,486

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2018-3A, Class M2, 5.03%, 10/25/2027 (e) (n)	1,365	1,368
Chase Mortgage Finance Trust
Series 2006-S3, Class 1A2, 6.00%, 11/25/2036	1,613	1,192
Series 2006-S4, Class A5, 6.00%, 12/25/2036	1,144	927
Series 2007-S2, Class 1A8, 6.00%, 3/25/2037	304	251
Series 2007-A2, Class 3A1, 4.15%, 7/25/2037 (n)	8,804	8,894
CHL GMSR Issuer Trust Series 2018-GT1, Class A, 5.03%, 5/25/2023 (e) (n)	4,530	4,565
CHL Mortgage Pass-Through Trust
Series 2005-20, Class A7, 5.25%, 12/25/2027	190	175
Series 2004-25, Class 2A1, 2.96%, 2/25/2035 (n)	3,865	3,785
Series 2005-26, Class 1A11, 5.50%, 11/25/2035	2,725	2,417
Series 2005-31, Class 2A1, 3.30%, 1/25/2036 (n)	1,533	1,465
Series 2005-30, Class A5, 5.50%, 1/25/2036	266	246
Series 2006-HYB1, Class 2A2C, 3.48%, 3/20/2036 (n)	3,811	3,494
Series 2006-HYB2, Class 2A1B, 3.64%, 4/20/2036 (n)	1,486	1,372
Series 2006-J2, Class 1A1, 6.00%, 4/25/2036	171	154
Series 2006-10, Class 1A16, 6.00%, 5/25/2036	1,908	1,595
Series 2006-15, Class A1, 6.25%, 10/25/2036	127	104
Series 2006-17, Class A2, 6.00%, 12/25/2036	518	415
Series 2006-18, Class 2A4, 6.00%, 12/25/2036	3,274	2,869
Series 2007-2, Class A2, 6.00%, 3/25/2037	202	164
Series 2007-3, Class A18, 6.00%, 4/25/2037	1,517	1,240
Series 2007-10, Class A4, 5.50%, 7/25/2037	179	144
Series 2007-13, Class A4, 6.00%, 8/25/2037	397	338
Series 2007-16, Class A1, 6.50%, 10/25/2037	3,376	2,783
Series 2007-18, Class 2A1, 6.50%, 11/25/2037	647	492

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Citicorp Mortgage Securities Trust Series 2007-4, Class 1A9, 6.00%, 5/25/2037	867	827
Citigroup Mortgage Loan Trust
Series 2005-11, Class A2A, 4.82%, 10/25/2035 (n)	470	476
Series 2006-AR3, Class 1A1A, 4.18%, 6/25/2036 (n)	2,198	2,196
Series 2006-AR5, Class 1A5A, 3.63%, 7/25/2036 (n)	1,196	1,142
Citigroup Mortgage Loan Trust, Inc.
Series 2005-3, Class 2A2A, 4.38%, 8/25/2035 (n)	257	258
Series 2005-4, Class A, 4.48%, 8/25/2035 (n)	682	690
Series 2005-6, Class A1, 4.68%, 9/25/2035 (n)	837	850
Series 2006-8, Class A3, 2.63%, 10/25/2035 (e) (n)	984	782
Series 2005-9, Class 2A2, 5.50%, 11/25/2035	554	554
CSFB Mortgage-Backed Pass-Through Certificates
Series 2005-10, Class 12A1, 5.25%, 11/25/2020	21	18
Series 2005-10, Class 11A1, 5.50%, 11/25/2020	1,266	902
Series 2003-29, Class 3A1, 5.50%, 12/25/2033	421	435
Series 2004-AR4, Class 2A1, 4.18%, 5/25/2034 (n)	574	587
Series 2004-AR4, Class 4A1, 4.21%, 5/25/2034 (n)	3,687	3,757
Series 2004-AR5, Class 6A1, 4.15%, 6/25/2034 (n)	784	799
Series 2004-4, Class 4A1, 5.50%, 8/25/2034	4,673	4,747
Series 2004-8, Class 4A3, 5.50%, 12/25/2034	161	162
Series 2005-4, Class 2A5, 2.83%, 6/25/2035 (n)	4,641	3,909
Series 2005-10, Class 5A3, 5.50%, 11/25/2035	500	480
CSFB Mortgage-Backed Trust Series 2004-AR6, Class 7A1, 4.20%, 10/25/2034 (n)	1,745	1,764
CSMC Mortgage-Backed Trust
Series 2006-8, Class 5A1, 5.73%, 10/25/2026 (n)	58	55
Series 2007-2, Class 3A13, 5.50%, 3/25/2037	686	581

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2007-3, Class 4A5, 5.00%, 4/25/2037	137	132
Deephaven Residential Mortgage Trust Series 2018-3A, Class A1, 3.79%, 8/25/2058 (e) (n)	8,498	8,498
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
Series 2005-1, Class 2A1, 5.40%, 2/25/2020 (n)	87	87
Series 2005-2, Class 2A1, 2.58%, 3/25/2020 (n)	25	24
DSLA Mortgage Loan Trust Series 2005-AR4, Class 2A1A, 2.54%, 8/19/2045 (n)	2,931	2,794
FHLMC REMIC Series 4754, Class QB, 3.00%, 2/15/2048	2,071	1,971
FHLMC Structured Agency Credit Risk Debt Notes
Series 2016-DNA3, Class M2, 4.28%, 12/25/2028 (n)	2,357	2,383
Series 2017-DNA1, Class M2, 5.53%, 7/25/2029 (n)	3,000	3,268
Series 2017-DNA2, Class M2, 5.73%, 10/25/2029 (n)	4,000	4,367
Series 2017-DNA3, Class M2, 4.78%, 3/25/2030 (n)	6,000	6,219
Series 2018-HQA1, Class M2, 4.58%, 9/25/2030 (n)	12,500	12,493
First Horizon Alternative Mortgage Securities Trust
Series 2006-FA6, Class 3A1, 5.75%, 11/25/2021	385	373
Series 2005-FA1, Class 1A4, 5.50%, 3/25/2035	76	72
Series 2005-FA10, Class 1A5, 5.50%, 1/25/2036	3,011	2,527
First Horizon Mortgage Pass-Through Trust Series 2004-AR7, Class 4A1, 3.77%, 2/25/2035 (n)	259	261
Flagstar Mortgage Trust Series 2018-6RR, Class 1A2, 2.93%, 10/25/2048 (e) (n)	1,780	1,767
FNMA, Connecticut Avenue Securities
Series 2017-C05, Class 1M2, 4.48%, 1/25/2030 (n)	3,000	3,065
Series 2018-C01, Class 1M2, 4.53%, 7/25/2030 (n)	8,000	8,069
Series 2018-C05, Class 1M1, 3.00%, 1/25/2031 (n)	1,855	1,858
Series 2018-C05, Class 1M2, 4.63%, 1/25/2031 (n)	8,000	8,040

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	89

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
GMACM Mortgage Loan Trust
Series 2004-AR2, Class 3A, 4.69%, 8/19/2034 (n)	651	631
Series 2005-AR1, Class 3A, 4.05%, 3/18/2035 (n)	395	399
GSMSC Pass-Through Trust Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (e) (n)	1,527	1,071
GSR Mortgage Loan Trust
Series 2006-9F, Class 8A1, 5.50%, 8/25/2021	127	121
Series 2004-15F, Class 1A2, 5.50%, 12/25/2034	333	349
Series 2005-1F, Class 2A3, 6.00%, 2/25/2035	324	322
Series 2005-AR3, Class 6A1, 3.89%, 5/25/2035 (n)	166	161
Series 2005-AR4, Class 3A5, 4.05%, 7/25/2035 (n)	2,929	2,815
Series 2005-6F, Class 3A18, 5.50%, 7/25/2035	1,577	1,628
Series 2005-AR7, Class 6A1, 4.44%, 11/25/2035 (n)	1,763	1,785
Series 2006-1F, Class 2A16, 6.00%, 2/25/2036	1,057	894
Series 2006-1F, Class 2A9, 6.00%, 2/25/2036	1,712	1,448
Series 2006-9F, Class 3A1, 6.25%, 10/25/2036	976	958
Series 2007-1F, Class 3A13, 6.00%, 1/25/2037	515	469
HarborView Mortgage Loan Trust Series 2005-11, Class 2A1A, 2.90%, 8/19/2045 (n)	332	331
Impac CMB Trust
Series 2004-5, Class 1A1, 3.00%, 10/25/2034 (n)	936	936
Series 2004-6, Class 1A2, 3.06%, 10/25/2034 (n)	2,331	2,284
Series 2004-5, Class 1M2, 3.15%, 10/25/2034 ‡ (n)	341	323
Series 2004-7, Class 1A2, 3.20%, 11/25/2034 (n)	894	870
Series 2004-9, Class 1A1, 3.04%, 1/25/2035 (n)	3,964	3,917
Series 2004-10, Class 2A, 2.92%, 3/25/2035 (n)	999	923
Series 2004-10, Class 3A1, 2.98%, 3/25/2035 (n)	3,136	2,956
Series 2005-1, Class 1A1, 2.80%, 4/25/2035 (n)	644	626

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2005-1, Class 1A2, 2.90%, 4/25/2035 (n)	788	764
Series 2005-2, Class 1A2, 2.90%, 4/25/2035 (n)	742	715
Series 2005-4, Class 1A1A, 2.82%, 5/25/2035 (n)	564	561
Impac Secured Assets CMN Owner Trust Series 2003-2, Class A4, 3.75%, 8/25/2033	365	347
Impac Secured Assets Trust
Series 2007-3, Class A1B, 2.52%, 9/25/2037 (n)	3,862	3,245
Series 2007-3, Class A1C, 2.64%, 9/25/2037 (n)	6,472	5,469
IndyMac INDX Mortgage Loan Trust
Series 2005-AR3, Class 3A1, 3.63%, 4/25/2035 (n)	459	451
Series 2005-AR14, Class 2A1A, 2.58%, 7/25/2035 (n)	1,316	1,257
JP Morgan Alternative Loan Trust Series 2006-A2, Class 1A1, 2.46%, 5/25/2036 (n)	5,006	4,799
JP Morgan Mortgage Trust
Series 2006-S2, Class 2A1, 5.00%, 6/25/2021	59	55
Series 2006-S3, Class 2A4, 5.50%, 8/25/2021	41	41
Series 2007-S3, Class 2A3, 6.00%, 8/25/2022	55	51
Series 2004-A6, Class 1A1, 3.64%, 12/25/2034 (n)	206	202
Series 2005-A3, Class 6A6, 3.88%, 6/25/2035 (n)	643	648
Series 2007-A1, Class 2A2, 4.28%, 7/25/2035 (n)	363	369
Series 2005-A6, Class 1A2, 4.44%, 9/25/2035 (n)	620	628
Series 2005-A8, Class 1A1, 4.28%, 11/25/2035 (n)	226	219
Series 2005-A8, Class 4A1, 4.29%, 11/25/2035 (n)	2,784	2,799
Series 2006-A7, Class 2A4, 3.92%, 1/25/2037 (n)	1,040	999
Series 2007-S1, Class 2A17, 2.61%, 3/25/2037 (n)	5,589	2,963
Lehman Mortgage Trust Series 2005-2, Class 2A5, 5.50%, 12/25/2035	1,425	1,329
Lehman XS Trust
Series 2005-5N, Class 3A1A, 2.58%, 11/25/2035 (n)	8,258	8,182

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2005-7N, Class 1A1A, 2.82%, 12/25/2035 (n)	5,650	5,563
MASTR Alternative Loan Trust
Series 2006-3, Class 3A1, 5.50%, 6/25/2021	362	355
Series 2004-8, Class 1A1, 6.50%, 9/25/2034	552	593
Series 2004-12, Class 3A1, 6.00%, 12/25/2034	1,374	1,422
Series 2005-3, Class 1A1, 5.50%, 4/25/2035	444	450
Series 2005-5, Class 3A1, 5.75%, 8/25/2035	327	272
Series 2005-6, Class 1A2, 5.50%, 12/25/2035	828	782
Merrill Lynch Mortgage Investors Trust
Series 2005-1, Class 2A1, 4.11%, 4/25/2035 (n)	117	115
Series 2005-1, Class 2A2, 4.11%, 4/25/2035 (n)	371	358
Series 2006-1, Class 2A1, 4.13%, 2/25/2036 (n)	1,686	1,693
Series 2006-AF2, Class AF2, 6.25%, 10/25/2036	361	300
Metlife Securitization Trust Series 2017-1A, Class A, 3.00%, 4/25/2055 (e) (n)	7,568	7,336
Morgan Stanley Mortgage Loan Trust
Series 2006-2, Class 1A, 5.25%, 2/25/2021	1,121	1,092
Series 2004-8AR, Class 4A1, 4.36%, 10/25/2034 (n)	1,283	1,307
Series 2004-9, Class 1A, 5.37%, 11/25/2034 (n)	785	823
Series 2005-4, Class 1A, 5.00%, 8/25/2035	62	62
MortgageIT Trust
Series 2005-3, Class A1, 2.88%, 8/25/2035 (n)	4,061	3,981
Series 2005-5, Class A1, 2.54%, 12/25/2035 (n)	594	588
New Residential Funding LLC Series 2018-NQM1, Class A1, 3.99%, 11/25/2048 (e) (n)	4,500	4,500
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2005-WF1, Class 2A5, 5.16%, 3/25/2035 (h)	35	36
OBX Trust Series 2018-EXP1, Class 2A1B, 3.13%, 4/25/2048 (e) (n)	2,120	2,112
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
Series 2005-4, Class 1A2, 2.67%, 11/25/2035 (n)	448	442

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2005-5, Class 1APT, 2.56%, 12/25/2035 (n)	2,425	2,251
Opteum Mortgage Acceptance Corp. Trust
Series 2006-1, Class 1APT, 2.49%, 4/25/2036 (n)	767	717
Series 2006-1, Class 1AC1, 2.58%, 4/25/2036 (n)	2,744	2,640
PNMAC GMSR Issuer Trust Series 2018-GT1, Class A, 5.13%, 2/25/2023 (e) (n)	2,110	2,133
Provident Funding Mortgage Loan Trust Series 2005-1, Class 2A1, 3.85%, 5/25/2035 (n)	868	853
RALI Trust
Series 2003-QS20, Class CB, 5.00%, 11/25/2018	6	6
Series 2006-QS18, Class 3A1, 5.75%, 12/25/2021	57	54
Series 2005-QS2, Class A1, 5.50%, 2/25/2035	115	114
Series 2005-QA5, Class A2, 5.13%, 4/25/2035 (n)	2,361	2,276
Series 2005-QS6, Class A1, 5.00%, 5/25/2035	2,316	2,193
Series 2005-QS17, Class A3, 6.00%, 12/25/2035	1,198	1,156
Series 2006-QS3, Class 1A10, 6.00%, 3/25/2036	2,043	1,900
Series 2006-QS4, Class A2, 6.00%, 4/25/2036	2,262	2,084
Residential Asset Securitization Trust
Series 2004-A6, Class A1, 5.00%, 8/25/2019	85	84
Series 2005-A3, Class A2, 5.50%, 4/25/2035	3,877	3,341
Series 2005-A8CB, Class A11, 6.00%, 7/25/2035	2,304	2,088
Series 2005-A14, Class A1, 5.50%, 12/25/2035	189	160
Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	4,012	3,343
RFMSI Trust
Series 2004-S9, Class 2A1, 4.75%, 12/25/2019	95	95
Series 2005-SA1, Class 3A, 4.45%, 3/25/2035 (n)	415	419
Series 2005-S7, Class A6, 5.50%, 11/25/2035	156	151
Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	2,910	2,756

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	91

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2006-SA4, Class 2A1, 5.19%, 11/25/2036 (n)	2,911	2,768
Seasoned Credit Risk Transfer Trust Series 2017-3, Class AIO, IO, 0.26%, 7/25/2056 ‡ (n)	329,175	1,511
Sequoia Mortgage Trust
Series 2007-3, Class 1A1, 2.48%, 7/20/2036 (n)	1,103	1,054
Series 2018-2, Class A4, 3.50%, 2/25/2048 (e) (n)	7,999	7,859
Starwood Mortgage Residential Trust Series 2018-IMC1, Class A1, 3.79%, 3/25/2048 (e) (n)	7,323	7,321
Structured Adjustable Rate Mortgage Loan Trust Series 2005-1, Class 1A1, 4.07%, 2/25/2035 (n)	491	490
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-35, Class B1, 5.45%, 12/25/2033 ‡ (n)	808	679
Series 2004-10, Class 1A1, 5.26%, 6/25/2034 (n)	5,229	5,306
Toorak Mortgage Corp. Ltd. Series 2018-1, Class A1, 4.34%, 8/25/2021 (e) (h)	5,620	5,619
Verus Securitization Trust Series 2018-2, Class A1, 3.68%, 6/1/2058 (e) (n)	9,187	9,148
WaMu Mortgage Pass-Through Certificates Trust
Series 2004-AR11, Class A, 4.17%, 10/25/2034 (n)	1,569	1,573
Series 2005-AR5, Class A6, 3.89%, 5/25/2035 (n)	4,186	4,216
Series 2005-AR7, Class A3, 4.08%, 8/25/2035 (n)	1,553	1,564
Series 2005-AR16, Class 1A1, 3.47%, 12/25/2035 (n)	994	997
Series 2005-AR14, Class 1A3, 3.76%, 12/25/2035 (n)	2,477	2,496
Series 2005-AR14, Class 1A4, 3.76%, 12/25/2035 (n)	1,652	1,665
Series 2005-AR18, Class 1A3A, 3.52%, 1/25/2036 (n)	114	117
Series 2006-AR2, Class 1A1, 3.46%, 3/25/2036 (n)	480	466
Series 2004-AR10, Class A1B, 2.70%, 7/25/2044 (n)	1,409	1,403
Series 2005-AR15, Class A1A1, 2.54%, 11/25/2045 (n)	59	59

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2006-3, Class 5A2, 5.50%, 3/25/2021	790	762
Series 2007-1, Class 2A1, 6.00%, 1/25/2022	1,215	1,140
Series 2005-1, Class 1A3, 5.50%, 3/25/2035	1,094	1,055
Series 2005-4, Class CB7, 5.50%, 6/25/2035	744	713
Series 2005-10, Class 2A5, 5.75%, 11/25/2035	3,570	3,358
Series 2005-10, Class 4CB1, 5.75%, 12/25/2035	1,126	1,101
Series 2006-5, Class 2CB5, 6.50%, 7/25/2036	259	221
Series 2007-1, Class 1A7, 2.88%, 2/25/2037 (n)	5,625	4,319
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-N, Class A6, 4.60%, 8/25/2034 (n)	3,369	3,419
Series 2004-N, Class A7, 4.60%, 8/25/2034 (n)	3,200	3,246
Series 2004-M, Class A1, 4.61%, 8/25/2034 (n)	2,122	2,191
Series 2004-Q, Class 1A1, 4.72%, 9/25/2034 (n)	581	592
Series 2004-Q, Class 1A2, 4.72%, 9/25/2034 (n)	358	366
Series 2004-DD, Class 1A1, 3.78%, 1/25/2035 (n)	5,005	5,217
Series 2004-DD, Class 2A6, 3.82%, 1/25/2035 (n)	488	504
Series 2004-BB, Class A5, 3.90%, 1/25/2035 (n)	481	491
Series 2005-AR2, Class 2A2, 4.00%, 3/25/2035 (n)	109	112
Series 2005-AR3, Class 2A1, 4.56%, 3/25/2035 (n)	495	503
Series 2005-AR4, Class 2A2, 4.03%, 4/25/2035 (n)	253	255
Series 2005-AR5, Class 1A1, 4.08%, 4/25/2035 (n)	1,368	1,376
Series 2005-AR7, Class 2A1, 4.37%, 5/25/2035 (n)	71	71
Series 2005-AR8, Class 1A1, 4.35%, 6/25/2035 (n)	2,483	2,544
Series 2005-AR10, Class 1A1, 4.36%, 6/25/2035 (n)	1,855	1,948

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2005-AR11, Class 1A1, 4.45%, 6/25/2035 (n)	585	593
Series 2005-AR15, Class 1A6, 4.68%, 9/25/2035 (n)	425	410
Series 2005-AR16, Class 6A3, 4.48%, 10/25/2035 (n)	1,401	1,415
Series 2005-AR16, Class 7A1, 4.75%, 10/25/2035 (n)	226	222
Series 2006-AR2, Class 2A1, 4.08%, 3/25/2036 (n)	1,350	1,374
Series 2006-AR2, Class 2A3, 4.08%, 3/25/2036 (n)	238	241
Series 2006-AR6, Class 5A1, 4.37%, 3/25/2036 (n)	1,054	1,058
Series 2006-4, Class 1A9, 5.75%, 4/25/2036	253	253
Series 2006-AR19, Class A3, 4.23%, 12/25/2036 (n)	323	303
Series 2007-2, Class 1A13, 6.00%, 3/25/2037	240	236
Series 2007-15, Class A1, 6.00%, 11/25/2037	434	431

		506,595

Total Collateralized Mortgage Obligations (Cost $502,083)		507,463

Asset-Backed Securities — 4.2%
Cayman Islands — 0.1%
BlueMountain CLO Ltd.
Series 2014-2A, Class DR2, 5.57%, 10/20/2030 ‡ (e) (n)	1,675	1,675
Series 2018-3A, Class D, 5.69%, 10/25/2030 (e) (n)	1,285	1,285
CIFC Funding Ltd.
Series 2014-5A, Class BR2, 4.23%, 10/17/2031 (e) (n)	943	942
Series 2014-5A, Class DR2, 5.83%, 10/17/2031 (e) (n)	275	276
LCM 28 Ltd. Series 28A, Class B, 10/20/2030 (e) (j) (n)	975	975
Voya CLO Ltd. Series 2016-3A, Class CR, 5.76%, 10/18/2031 (e) (n)	1,050	1,050

		6,203

United States — 4.1%
ABFC Trust
Series 2003-OPT1, Class A1A, 3.10%, 4/25/2033 ‡ (n)	252	251
Series 2004-OPT3, Class M1, 3.03%, 9/25/2033 ‡ (n)	667	647

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2004-HE1, Class M1, 3.18%, 3/25/2034 ‡ (n)	1,539	1,537
Series 2005-WF1, Class M1, 2.82%, 11/25/2034 ‡ (n)	1,161	1,160
Accredited Mortgage Loan Trust Series 2004-4, Class M1, 3.15%, 1/25/2035 ‡ (n)	857	853
ACE Securities Corp. Home Equity Loan Trust
Series 2003-FM1, Class M1, 3.57%, 11/25/2032 ‡ (n)	997	1,006
Series 2003-NC1, Class M1, 3.45%, 7/25/2033 ‡ (n)	664	658
Series 2003-HE1, Class M1, 3.26%, 11/25/2033(n)	1,115	1,097
Series 2003-OP1, Class M1, 3.33%, 12/25/2033 ‡ (n)	3,400	3,379
Series 2004-OP1, Class M2, 3.86%, 4/25/2034 ‡ (n)	3,569	3,468
Series 2004-HE2, Class M1, 3.32%, 10/25/2034 ‡ (n)	883	884
Series 2004-HE4, Class M2, 3.26%, 12/25/2034 ‡ (n)	1,382	1,346
American Credit Acceptance Receivables Trust
Series 2018-3, Class D, 4.14%, 10/15/2024 (e)	1,816	1,816
Series 2018-3, Class E, 5.17%, 10/15/2024 (e)	1,545	1,541
Series 2018-3, Class F, 6.44%, 6/12/2025 (e)	710	708
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2002-AR1, Class M1, 3.29%, 9/25/2032 ‡ (n)	585	586
Series 2003-13, Class M1, 3.30%, 1/25/2034 ‡ (n)	1,075	1,054
Series 2003-13, Class M2, 4.83%, 1/25/2034 ‡ (n)	446	439
Series 2004-R8, Class M1, 3.24%, 9/25/2034 ‡ (n)	136	136
Ameriquest Mortgage Securities, Inc. Asset-Backed Securities
Series 2004-R1, Class A2, 2.88%, 2/25/2034 ‡ (n)	810	780
Series 2004-R1, Class M1, 3.08%, 2/25/2034 ‡ (n)	2,768	2,787
Series 2004-R1, Class M2, 3.15%, 2/25/2034 ‡ (n)	411	398
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2003-W5, Class M2, 5.06%, 10/25/2033 ‡ (n)	1,025	991

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	93

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
Series 2004-W3, Class A3, 3.10%, 2/25/2034 ‡ (n)	1,613	1,574
Series 2004-W2, Class M2, 4.16%, 4/25/2034 ‡ (n)	614	629
Series 2004-W2, Class M3, 4.38%, 4/25/2034 ‡ (n)	453	445
Series 2004-W6, Class M1, 3.11%, 5/25/2034 ‡ (n)	966	963
Series 2004-W7, Class M2, 3.18%, 5/25/2034 ‡ (n)	466	468
Asset-Backed Securities Corp. Home Equity Loan Trust
Series 2001-HE3, Class A1, 2.82%, 11/15/2031 (n)	1,777	1,737
Series 2003-HE3, Class M2, 5.28%, 6/15/2033 ‡ (n)	121	121
Series 2003-HE4, Class M1, 3.52%, 8/15/2033(n)	1,419	1,424
Series 2003-HE4, Class M2, 5.02%, 8/15/2033 ‡ (n)	1,096	1,087
Series 2004-HE2, Class M2, 4.16%, 4/25/2034 ‡ (n)	1,476	1,435
Series 2004-HE7, Class M2, 3.86%, 10/25/2034 ‡ (n)	1,029	1,035
Series 2005-HE6, Class M4, 3.24%, 7/25/2035 ‡ (n)	500	499
Bayview Financial Acquisition Trust Series 2006-D, Class 1A5, 5.67%, 12/28/2036 ‡ (h)	409	416
Bayview Financial Mortgage Pass-Through Trust Series 2006-C, Class 1A2, 5.64%, 11/28/2036 ‡ (h)	222	225
Bayview Opportunity Master Fund Trust Series 2018-RN5, Class A1, 3.82%, 4/28/2033 ‡ (e) (h)	1,781	1,776
Bear Stearns Asset-Backed Securities I Trust
Series 2004-HE6, Class M2, 4.16%, 8/25/2034 ‡ (n)	3,998	3,983
Series 2004-HE11, Class M2, 3.86%, 12/25/2034 ‡ (n)	1,511	1,544
Bear Stearns Asset-Backed Securities Trust
Series 2003-SD1, Class A, 3.18%, 12/25/2033 ‡ (n)	376	374
Series 2003-SD1, Class M1, 3.56%, 12/25/2033 ‡ (n)	747	727
Series 2004-HE2, Class M2, 4.08%, 3/25/2034 ‡ (n)	1,232	1,235
Series 2003-1, Class M1, 3.93%, 11/25/2042 ‡ (n)	527	508
Series 2004-SD4, Class A1, 3.18%, 8/25/2044 ‡ (n)	1,629	1,621

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
CDC Mortgage Capital Trust Series 2003-HE1, Class M1, 3.63%, 8/25/2033 (n)	426	426
Centex Home Equity Loan Trust
Series 2004-A, Class M1, 2.88%, 1/25/2034 ‡ (n)	4,193	4,166
Series 2004-C, Class M2, 3.08%, 6/25/2034 ‡ (n)	637	633
Series 2004-D, Class MV2, 2.97%, 9/25/2034 ‡ (n)	211	210
Series 2004-D, Class MF2, 5.56%, 9/25/2034 ‡ (h)	603	602
Series 2004-D, Class MF3, 5.76%, 9/25/2034 ‡ (h)	1,640	1,552
Chase Funding Loan Acquisition Trust
Series 2004-AQ1, Class M1, 3.38%, 5/25/2034 ‡ (n)	1,116	1,091
Series 2004-OPT1, Class M2, 3.78%, 6/25/2034 ‡ (n)	1,064	1,056
Chase Funding Trust
Series 2003-5, Class 1M2, 5.64%, 9/25/2032 ‡ (n)	311	300
Series 2003-4, Class 2M1, 3.18%, 3/25/2033 ‡ (n)	150	145
Series 2004-1, Class 1M1, 4.73%, 5/25/2033 ‡	841	847
Series 2003-4, Class 1A5, 5.24%, 5/25/2033 (h)	1,172	1,186
Series 2004-1, Class 2M1, 3.03%, 9/25/2033 ‡ (n)	535	531
Series 2003-6, Class 2A2, 2.86%, 11/25/2034 ‡ (n)	2,345	2,290
Series 2003-6, Class 2M1, 3.03%, 11/25/2034 ‡ (n)	1,735	1,693
Series 2004-2, Class 1M1, 5.70%, 2/26/2035 ‡ (n)	1,803	1,817
CHEC Loan Trust Series 2004-1, Class M1, 3.18%, 7/25/2034 ‡ (e) (n)	1,149	1,066
Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF4, 5.07%, 4/25/2034 ‡ (h)	3,570	3,628
Citigroup Mortgage Loan Trust, Inc.
Series 2005-OPT1, Class M4, 3.33%, 2/25/2035 ‡ (n)	239	227
Series 2005-WF2, Class AF7, 5.25%, 8/25/2035 ‡ (h)	65	65
Civic Mortgage LLC 11/25/2022 (n)	2,945	2,945
CLUB Credit Trust Series 2018-NP1, Class C, 4.74%, 5/15/2024 (e)	1,130	1,129
Conn’s Receivables Funding LLC Series 2018-A, Class B, 4.65%, 1/15/2023 (e)	1,610	1,610

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
Continental Airlines Pass-Through Trust Series 2004-ERJ1, 9.56%, 9/1/2019	11	11
Countrywide Asset-Backed Certificates
Series 2002-4, Class M1, 3.41%, 12/25/2032 ‡ (n)	718	715
Series 2003-3, Class 3A, 2.82%, 11/25/2033 ‡ (n)	1,185	1,137
Series 2004-BC1, Class M1, 3.03%, 2/25/2034 (n)	1,034	1,026
Series 2004-2, Class M1, 3.03%, 5/25/2034 ‡ (n)	6,062	6,055
Series 2004-3, Class M1, 3.03%, 6/25/2034 ‡ (n)	1,699	1,648
Series 2004-3, Class M2, 3.11%, 6/25/2034 ‡ (n)	483	481
Series 2004-BC4, Class M1, 3.33%, 11/25/2034 ‡ (n)	200	200
Series 2004-ECC2, Class M2, 3.26%, 12/25/2034 ‡ (n)	558	559
Series 2005-12, Class M2, 2.77%, 2/25/2036 ‡ (n)	3,000	2,983
Series 2005-AB4, Class 2A1, 2.55%, 3/25/2036 ‡ (n)	2,159	1,991
Series 2006-19, Class 2A2, 2.44%, 3/25/2037 ‡ (n)	7,138	7,070
Countrywide Partnership Trust Series 2004-EC1, Class M2, 3.23%, 1/25/2035 ‡ (n)	883	881
CPS Auto Receivables Trust Series 2018-D, Class D, 4.34%, 9/16/2024 (e)	730	730
Credit-Based Asset Servicing & Securitization LLC
Series 2004-CB2, Class M1, 3.06%, 7/25/2033 ‡ (n)	1,248	1,181
Series 2003-CB6, Class M1, 3.33%, 12/25/2033 ‡ (n)	2,141	2,103
CWABS Asset-Backed Certificates Trust Series 2005-11, Class AF6, 4.44%, 2/25/2036 ‡ (n)	932	951
CWABS, Inc. Asset-Backed Certificates Trust
Series 2003-BC1, Class A1, 3.08%, 3/25/2033 ‡ (n)	2,689	2,654
Series 2004-1, Class M3, 3.26%, 2/25/2034 ‡ (n)	1,120	1,116
Series 2004-1, Class M2, 3.11%, 3/25/2034 ‡ (n)	624	620
Series 2004-5, Class M2, 3.29%, 7/25/2034 ‡ (n)	1,536	1,541
Series 2004-6, Class M2, 3.26%, 10/25/2034 ‡ (n)	702	698

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Drive Auto Receivables Trust Series 2018-4, Class D, 4.09%, 1/15/2026	1,920	1,920
DT Auto Owner Trust
Series 2018-3A, Class D, 4.19%, 7/15/2024 (e)	2,150	2,150
Series 2018-3A, Class E, 5.33%, 11/17/2025 (e)	1,770	1,769
Equity One Mortgage Pass-Through Trust
Series 2003-4, Class M1, 5.87%, 10/25/2034 ‡ (h)	361	356
Exeter Automobile Receivables Trust
Series 2018-4A, Class C, 3.97%, 9/15/2023 (e)	2,930	2,931
Series 2018-4A, Class D, 4.35%, 9/16/2024 (e)	1,190	1,191
Series 2018-4A, Class E, 5.38%, 7/15/2025 (e)	1,050	1,050
FFMLT Trust Series 2005-FF11, Class M1, 2.93%, 11/25/2035 ‡ (n)	6,432	6,419
Finance America Mortgage Loan Trust Series 2004-3, Class M2, 3.23%, 11/25/2034 ‡ (n)	171	158
First Franklin Mortgage Loan Asset-Backed Certificates Series 2004-FF3, Class M1, 3.11%, 5/25/2034 ‡ (n)	742	732
First Franklin Mortgage Loan Trust
Series 2003-FF5, Class M1, 3.18%, 3/25/2034 ‡ (n)	4,087	4,103
Series 2004-FF5, Class A1, 3.00%, 8/25/2034 ‡ (n)	1,839	1,792
Series 2005-FF10, Class A1, 2.58%, 11/25/2035 ‡ (n)	9,549	9,296
Series 2006-FF8, Class IIA3, 2.43%, 7/25/2036 ‡ (n)	777	773
FREED ABS TRUST Series 2018-2, Class B, 4.61%, 10/20/2025 (e)	1,135	1,147
Fremont Home Loan Trust
Series 2003-A, Class M1, 3.26%, 8/25/2033 ‡ (n)	1,830	1,783
Series 2002-1, Class M1, 3.53%, 8/25/2033 ‡ (n)	1,697	1,726
Series 2004-A, Class M1, 3.11%, 1/25/2034 ‡ (n)	3,213	3,182
Series 2004-B, Class M2, 3.23%, 5/25/2034 ‡ (n)	459	465
Series 2004-2, Class M2, 3.21%, 7/25/2034 (n)	700	706

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	95

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
Series 2004-C, Class M1, 3.26%, 8/25/2034 ‡ (n)	771	771
Series 2004-D, Class M1, 3.15%, 11/25/2034 (n)	1,799	1,797
Series 2004-D, Class M2, 3.18%, 11/25/2034 (n)	429	418
GLS Auto Receivables Trust
Series 2018-3A, Class C, 4.18%, 7/15/2024 (e)	820	819
Series 2018-3A, Class D, 5.34%, 8/15/2025 (e)	860	859
GSAA Home Equity Trust Series 2005-6, Class A3, 2.65%, 6/25/2035 ‡ (n)	478	478
GSAMP Trust
Series 2003-SEA, Class A1, 2.68%, 2/25/2033 ‡ (n)	1,068	1,051
Series 2003-HE1, Class M1, 3.52%, 6/20/2033 ‡ (n)	1,886	1,903
Series 2005-NC1, Class M1, 2.96%, 2/25/2035 ‡ (n)	1,451	1,453
Series 2005-HE3, Class M2, 3.29%, 6/25/2035 ‡ (n)	265	265
Series 2006-FM1, Class A2C, 2.44%, 4/25/2036 ‡ (n)	2,963	2,188
Series 2006-HE4, Class A2C, 2.43%, 6/25/2036 ‡ (n)	1,406	1,394
Series 2007-SEA1, Class A, 2.58%, 12/25/2036 ‡ (e) (n)	5,738	5,551
Series 2006-HE3, Class A2C, 2.44%, 5/25/2046 (n)	4,647	4,601
Home Equity Asset Trust
Series 2002-5, Class M1, 3.98%, 5/25/2033 ‡ (n)	3,028	3,030
Series 2003-3, Class M1, 3.57%, 8/25/2033 ‡ (n)	778	781
Series 2004-6, Class M2, 3.18%, 12/25/2034 ‡ (n)	443	437
Home Equity Mortgage Loan Asset-Backed Trust
Series 2004-B, Class M2, 3.41%, 11/25/2034 ‡ (n)	462	459
Series 2004-C, Class M1, 3.12%, 3/25/2035 ‡ (n)	7,597	7,605
Series 2004-C, Class M2, 3.18%, 3/25/2035 ‡ (n)	840	832
Indianapolis Local Public Improvement Bond Bank Series 2003-BC3, Class M1, 3.71%, 4/25/2033 ‡ (n)	146	146

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Lendmark Funding Trust Series 2017-2A, Class C, 4.33%, 5/20/2026 (e)	655	648
Long Beach Mortgage Loan Trust
Series 2001-2, Class M1, 2.84%, 7/25/2031 ‡ (n)	543	547
Series 2002-5, Class M1, 3.53%, 11/25/2032 ‡ (n)	2,285	2,276
Series 2003-4, Class M1, 3.30%, 8/25/2033 ‡ (n)	216	217
Series 2004-3, Class M2, 3.18%, 7/25/2034 ‡ (n)	722	720
Series 2004-3, Class M4, 3.89%, 7/25/2034 ‡ (n)	477	479
Series 2004-3, Class M6, 4.42%, 7/25/2034 (n)	516	507
Series 2004-4, Class M1, 3.18%, 10/25/2034 (n)	1,523	1,524
MASTR Asset-Backed Securities Trust
Series 2003-OPT1, Class M3, 6.41%, 12/25/2032 ‡ (n)	2,563	2,648
Series 2004-OPT2, Class M1, 3.18%, 9/25/2034 ‡ (n)	585	573
Series 2004-OPT2, Class M2, 3.26%, 9/25/2034 ‡ (n)	791	781
Series 2005-NC1, Class M2, 3.03%, 12/25/2034 ‡ (n)	1,279	1,286
Series 2005-NC1, Class M4, 3.42%, 12/25/2034 ‡ (n)	870	852
Merrill Lynch Mortgage Investors Trust
Series 2003-OPT1, Class M1, 3.26%, 7/25/2034 (n)	400	389
Series 2004-WMC5, Class M5, 4.01%, 7/25/2035 ‡ (n)	80	80
Series 2004-HE2, Class M1, 3.48%, 8/25/2035 ‡ (n)	257	259
Series 2005-FM1, Class M1, 3.00%, 5/25/2036 (n)	1,533	1,500
MFA LLC
Series 2018-NPL1, Class A1, 3.88%, 5/25/2048 ‡ (e) (h)	12,590	12,559
Series 2018-NPL2, Class A1, 4.16%, 7/25/2048 ‡ (e) (h)	9,374	9,340
MFA Trust Series 2017-NPL1, Class A1, 3.35%, 11/25/2047 ‡ (e) (h)	6,725	6,649
Morgan Stanley ABS Capital I, Inc. Trust
Series 2003-NC10, Class M1, 3.30%, 10/25/2033 ‡ (n)	815	808
Series 2004-HE1, Class M1, 3.14%, 1/25/2034 ‡ (n)	3,792	3,755

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
Series 2004-NC3, Class M1, 3.08%, 3/25/2034 ‡ (n)	2,169	2,139
Series 2004-HE3, Class M1, 3.14%, 3/25/2034 ‡ (n)	3,342	3,256
Series 2004-HE2, Class M2, 4.08%, 3/25/2034 ‡ (n)	168	150
Series 2004-HE3, Class M2, 4.16%, 3/25/2034 ‡ (n)	1,093	1,059
Series 2004-HE2, Class M3, 4.46%, 3/25/2034 ‡ (n)	1,033	670
Series 2004-NC5, Class M1, 3.18%, 5/25/2034 ‡ (n)	4,471	4,385
Series 2004-WMC2, Class M1, 3.20%, 7/25/2034 ‡ (n)	1,774	1,771
Series 2004-WMC2, Class M2, 4.08%, 7/25/2034 ‡ (n)	661	659
Series 2004-NC6, Class M2, 4.16%, 7/25/2034 ‡ (n)	566	559
Series 2004-HE6, Class M1, 3.11%, 8/25/2034(n)	828	833
Series 2004-HE6, Class M2, 3.18%, 8/25/2034 ‡ (n)	1,056	1,060
Series 2004-HE7, Class M2, 3.23%, 8/25/2034 ‡ (n)	277	280
Series 2004-HE6, Class M3, 3.26%, 8/25/2034 ‡ (n)	698	703
Series 2004-HE7, Class M3, 3.30%, 8/25/2034 ‡ (n)	71	71
Series 2004-HE8, Class M1, 3.24%, 9/25/2034 ‡ (n)	2,308	2,332
Series 2004-HE8, Class M2, 3.30%, 9/25/2034 ‡ (n)	367	373
Series 2004-NC8, Class M3, 3.39%, 9/25/2034 ‡ (n)	554	543
Series 2004-HE8, Class M3, 3.41%, 9/25/2034 ‡ (n)	645	648
Series 2004-OP1, Class M2, 3.20%, 11/25/2034 ‡ (n)	532	526
Series 2004-OP1, Class M3, 3.30%, 11/25/2034 ‡ (n)	801	795
Series 2005-HE1, Class M2, 2.99%, 12/25/2034 ‡ (n)	381	353
Series 2005-HE1, Class M3, 3.06%, 12/25/2034 ‡ (n)	1,032	1,000
Series 2005-NC1, Class M3, 3.05%, 1/25/2035 ‡ (n)	263	253
Series 2004-WMC3, Class M2, 3.08%, 1/25/2035 ‡ (n)	3,156	3,151

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

United States — continued
Morgan Stanley Mortgage Loan Trust Series 2007-5AX, Class 2A2, 2.43%, 2/25/2037 ‡ (n)	4,153		1,992
New Century Home Equity Loan Trust
Series 2003-3, Class M1, 3.47%, 7/25/2033 ‡ (n)	219		218
Series 2003-B, Class M2, 4.76%, 11/25/2033 ‡ (n)	644		646
Series 2004-1, Class M1, 3.17%, 5/25/2034 (n)	2,518		2,505
Series 2004-2, Class M2, 3.21%, 8/25/2034 ‡ (n)	178		178
Series 2004-2, Class M4, 4.08%, 8/25/2034 ‡ (n)	830		832
Series 2004-2, Class M6, 4.53%, 8/25/2034 ‡ (n)	716		716
Series 2004-3, Class M2, 3.26%, 11/25/2034 ‡ (n)	704		705
Series 2004-3, Class M3, 3.35%, 11/25/2034 ‡ (n)	385		388
Series 2004-4, Class M1, 3.05%, 2/25/2035 ‡ (n)	4,273		4,247
Series 2004-4, Class M2, 3.08%, 2/25/2035 ‡ (n)	477		474
Series 2005-1, Class M3, 3.06%, 3/25/2035 ‡ (n)	292		277
Series 2006-2, Class A2B, 2.44%, 8/25/2036 ‡ (n)	2,140		2,027
New Jersey Transportation Trust Fund Authority
Series 2006-BC4, Class A4, 2.45%, 12/25/2036 ‡ (n)	4,044		3,906
Series 2006-BC6, Class A4, 2.45%, 1/25/2037 (n)	8,497		8,320
New York State Environmental Facilities Corp Series 2003-BC7, Class M1, 3.41%, 7/25/2033 ‡ (n)	470		470
North Texas Tollway Authority
Series 2004-1, Class M2, 4.98%, 2/25/2034 ‡ (n)	—	(k)	—	(k)
Series 2004-5, Class M3, 3.21%, 5/25/2034 ‡ (n)	1,261		1,250
NovaStar Mortgage Funding Trust
Series 2003-2, Class M2, 5.06%, 9/25/2033 ‡ (n)	1,191		1,183
Series 2003-3, Class M2, 4.76%, 12/25/2033 ‡ (n)	4		3
Series 2004-2, Class M4, 4.08%, 9/25/2034 ‡ (n)	2,964		2,914

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	97

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
Oak Hill Advisors Residential Loan Trust
Series 2017-NPL1, Class A1, 3.00%, 6/25/2057 ‡ (e) (h)	5,501	5,417
Series 2017-NPL2, Class A1, 3.00%, 7/25/2057 ‡ (e) (h)	4,425	4,333
OnDeck Asset Securitization Trust LLC Series 2018-1A, Class C, 4.52%, 4/18/2022 ‡ (e)	250	250
OneMain Financial Issuance Trust
Series 2015-1A, Class C, 5.12%, 3/18/2026 (e)	755	763
Series 2015-3A, Class C, 5.82%, 11/20/2028 (e)	915	946
Option One Mortgage Acceptance Corp. Asset-Backed Certificates
Series 2003-5, Class A2, 2.92%, 8/25/2033 ‡ (n)	401	393
Series 2003-5, Class M2, 4.61%, 8/25/2033 ‡ (n)	200	200
Option One Mortgage Loan Trust
Series 2002-3, Class A1, 2.78%, 8/25/2032 ‡ (n)	3,840	3,779
Series 2002-3, Class A2, 2.82%, 8/25/2032 ‡ (n)	694	683
Series 2004-3, Class M2, 3.14%, 11/25/2034 ‡ (n)	600	600
People’s Choice Home Loan Securities Trust Series 2004-2, Class M3, 4.01%, 10/25/2034 ‡ (n)	1,910	1,900
PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 4.63%, 4/25/2023 (e) (n)	915	920
Prestige Auto Receivables Trust
Series 2018-1A, Class D, 4.14%, 10/15/2024 (e)	865	862
Series 2018-1A, Class E, 5.03%, 1/15/2026 (e)	635	633
Pretium Mortgage Credit Partners I LLC
Series 2017-NPL3, Class A1, 3.25%, 6/29/2032 ‡ (e) (h)	3,877	3,842
Series 2017-NPL4, Class A1, 3.25%, 8/27/2032 ‡ (e) (h)	6,032	5,966
Series 2017-NPL5, Class A1, 3.33%, 12/30/2032 (e) (n)	9,827	9,757
Series 2018-NPL1, Class A1, 3.38%, 1/27/2033 ‡ (e) (h)	5,837	5,775
Series 2018-NPL2, Class A1, 3.70%, 3/27/2033 ‡ (e) (h)	11,931	11,842
Series 2018-NPL3, Class A1, 4.13%, 8/27/2033 ‡ (e) (h)	9,154	9,128

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2017-NPL2, Class A1, 3.25%, 3/28/2057 ‡ (e) (h)	5,839	5,798
Series 2017-NPL2, Class A2, 5.50%, 3/28/2057 ‡ (e) (h)	2,696	2,688
RAAC Trust Series 2005-RP3, Class M1, 3.08%, 5/25/2039 ‡ (e) (n)	457	457
RAMP Trust
Series 2002-RS2, Class AI5, 5.92%, 3/25/2032 ‡ (n)	482	487
Series 2006-RZ3, Class M1, 2.63%, 8/25/2036 ‡ (n)	5,500	5,447
Series 2006-RZ4, Class A3, 2.55%, 10/25/2036 ‡ (n)	3,075	3,038
RASC Trust
Series 2001-KS3, Class AII, 2.74%, 9/25/2031 ‡ (n)	530	526
Series 2005-EMX1, Class M1, 2.93%, 3/25/2035 ‡ (n)	2,409	2,416
Series 2005-KS2, Class M1, 2.93%, 3/25/2035 ‡ (n)	1,207	1,208
Renaissance Home Equity Loan Trust
Series 2002-3, Class M1, 3.78%, 12/25/2032 ‡ (n)	1,000	1,001
Series 2003-1, Class M1, 3.78%, 6/25/2033 ‡ (n)	347	345
Series 2003-3, Class M1, 3.38%, 12/25/2033 ‡ (n)	1,242	1,213
Series 2003-3, Class M2F, 6.18%, 12/25/2033 ‡ (h)	1,130	1,165
Series 2003-4, Class M1, 3.13%, 3/25/2034 ‡ (n)	1,816	1,805
Series 2003-4, Class M2F, 6.24%, 3/25/2034 ‡ (h)	962	905
Series 2004-1, Class M1, 3.15%, 5/25/2034 ‡ (n)	560	538
Series 2005-1, Class AF6, 4.97%, 5/25/2035 ‡ (h)	270	276
Series 2005-2, Class AV3, 2.65%, 8/25/2035 ‡ (n)	982	944
Series 2005-4, Class A3, 5.57%, 2/25/2036 (h)	351	351
San Joaquin County Transportation Authority Series 2004-6, Class M1, 3.18%, 7/25/2034 ‡ (n)	1,706	1,687
Santander Drive Auto Receivables Trust Series 2016-3, Class E, 4.29%, 2/15/2024	1,920	1,929
SASCO Mortgage Loan Trust Series 2004-GEL3, Class M1, 3.86%, 8/25/2034 ‡ (n)	668	664

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
Saxon Asset Securities Trust
Series 2003-3, Class M1, 3.26%, 12/25/2033 ‡ (n)	4,321	4,173
Series 2004-2, Class AF3, 3.95%, 8/25/2035 ‡ (n)	121	121
Series 2004-2, Class MV2, 4.08%, 8/25/2035 ‡ (n)	1,317	1,323
Series 2005-2, Class M2, 2.94%, 10/25/2035 (n)	3,646	3,573
Securitized Asset-Backed Receivables LLC Trust
Series 2004-NC1, Class M1, 3.06%, 2/25/2034 ‡ (n)	2,187	2,195
Series 2004-OP1, Class M2, 3.93%, 2/25/2034 ‡ (n)	633	625
Series 2004-OP2, Class M1, 3.26%, 8/25/2034 ‡ (n)	3,051	3,018
Series 2005-OP1, Class M2, 2.96%, 1/25/2035 ‡ (n)	1,367	1,347
Series 2005-FR2, Class M2, 3.26%, 3/25/2035 ‡ (n)	867	868
Soundview Home Loan Trust Series 2006-OPT3, Class 2A3, 2.45%, 6/25/2036 ‡ (n)	1,949	1,932
Specialty Underwriting & Residential Finance Trust
Series 2004-BC1, Class M2, 3.89%, 2/25/2035 ‡ (n)	1,086	1,078
Series 2004-BC3, Class M1, 3.21%, 7/25/2035 ‡ (n)	1,064	1,061
Stanwich Mortgage Loan Trust
Series 2018-NPB1, Class A1, 4.02%, 5/16/2023 ‡ (e) (h)	7,180	7,140
Series 2018-NPB2, Class A1, 4.50%, 10/18/2023 (e) (h)	10,000	10,000
State of California
Series 2004-1, Class M1, 3.26%, 2/25/2034 ‡ (n)	920	899
Series 2005-HE2, Class M1, 3.00%, 7/25/2035 ‡ (n)	989	991
Structured Asset Investment Loan Trust
Series 2003-BC6, Class M1, 3.41%, 7/25/2033 ‡ (n)	636	636
Series 2003-BC11, Class M2, 4.83%, 10/25/2033 ‡ (n)	420	435
Series 2003-BC12, Class M1, 3.26%, 11/25/2033 ‡ (n)	423	407
Structured Asset Securities Corp. Pass-Through Certificates Series 2002-AL1, Class A3, 3.45%, 2/25/2032 ‡	3,151	3,083

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Trinity River Authority LLC
Series 2004-7, Class M1, 3.33%, 8/25/2034 ‡ (n)	1,215	1,188
Series 2004-8, Class M2, 3.21%, 9/25/2034 ‡ (n)	451	448
Series 2004-BNC1, Class A5, 3.52%, 9/25/2034 ‡ (n)	209	210
Upgrade Receivables Trust Series 2018-1A, Class A, 3.76%, 11/15/2024 (e)	1,020	1,019
VOLT LX LLC
Series 2017-NPL7, Class A1, 3.25%, 6/25/2047 ‡ (e) (h)	4,299	4,265
Series 2017-NPL7, Class A2, 5.37%, 6/25/2047 ‡ (e) (h)	14,000	13,955
VOLT LXI LLC
Series 2017-NPL8, Class A1, 3.13%, 6/25/2047 ‡ (e) (h)	4,067	4,027
Series 2017-NPL8, Class A2, 5.00%, 6/25/2047 ‡ (e) (h)	8,500	8,446
VOLT LXII LLC Series 2017-NPL9, Class A1, 3.13%, 9/25/2047 ‡ (e) (h)	5,188	5,141
VOLT LXIV LLC
Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (e) (h)	2,766	2,744
Wells Fargo Home Equity Asset-Backed Securities Trust
Series 2004-2, Class M1, 3.18%, 10/25/2034 ‡ (n)	750	750
Series 2004-2, Class M4, 4.08%, 10/25/2034(n)	1,212	1,176
Series 2004-2, Class M5, 4.16%, 10/25/2034 ‡ (n)	584	571
Series 2004-2, Class M8B, 5.00%, 10/25/2034 ‡ (e) (n)	290	263
Series 2004-2, Class M8A, 6.78%, 10/25/2034 ‡ (e) (n)	290	273
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
Series 2004-1, Class M2, 2.91%, 4/25/2034 ‡ (n)	377	357
Series 2004-1, Class M4, 3.43%, 4/25/2034 ‡ (n)	630	563
Westlake Automobile Receivables Trust Series 2018-3A, Class F, 6.02%, 2/18/2025 (e)	1,000	1,001

		500,797

Total Asset-Backed Securities (Cost $486,010)		507,000

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	99

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Convertible Bonds — 1.5%
Austria — 0.0% (a)
ams AG Zero Coupon, 3/5/2025 (b)	EUR 1,200	903

Bermuda — 0.0% (a)
Golar LNG Ltd. 2.75%, 2/15/2022	599	614

China — 0.2%
Ctrip.com International Ltd. 1.00%, 7/1/2020	2,655	2,492
Future Land Development Holdings Ltd. 2.25%, 2/10/2019 (b)	HKD 20,530	2,617
Harvest International Co. Zero Coupon, 11/21/2022 (b)	HKD 10,000	1,195
Momo, Inc. 1.25%, 7/1/2025 (e)	2,604	2,278
Powerlong Real Estate Holdings Ltd. Zero Coupon, 2/11/2019 (b)	HKD 21,000	2,643
Smart Insight International Ltd. Zero Coupon, 1/27/2019 (b)	HKD 20,000	2,508
Weibo Corp. 1.25%, 11/15/2022 (e)	2,660	2,359
Zhejiang Expressway Co. Ltd. Zero Coupon, 4/21/2022 (b)	EUR 1,600	1,732
Zhongsheng Group Holdings Ltd. Zero Coupon, 5/23/2023 (b)	HKD 17,000	2,020

		19,844

Cyprus — 0.0% (a)
Volcan Holdings plc 4.13%, 4/11/2020 (b)	GBP 800	1,288

France — 0.0% (a)
Orpar SA Zero Coupon, 6/20/2024 (b)	EUR 2,200	2,558

Germany — 0.0% (a)
Bayer Capital Corp. BV
5.63%, 11/22/2019 (e)	EUR 3,300	3,121
5.63%, 11/22/2019 (b)	EUR 500	473

		3,594

Hong Kong — 0.1%
China Overseas Finance Investment Cayman V Ltd. Zero Coupon, 1/5/2023 (b)	7,400	7,837
PB Issuer No. 4 Ltd. 3.25%, 7/3/2021 (b)	1,531	1,516

		9,353

Italy — 0.0% (a)
Prysmian SpA Zero Coupon, 1/17/2022 (b)	EUR 1,300	1,403

Monaco — 0.0% (a)
Scorpio Tankers, Inc. 2.38%, 7/1/2019 (e)	2,948	2,831

Norway — 0.0% (a)
Telenor East Holding II A/S 0.25%, 9/20/2019 (b)	4,000	3,883

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Russia — 0.0% (a)
Abigrove Ltd. Zero Coupon, 2/16/2022 (b)	1,800	1,871

Singapore — 0.1%
BW Group Ltd. 1.75%, 9/10/2019 (b)	2,600	2,509
CapitaLand Ltd.
1.85%, 6/19/2020 (b)	SGD 7,000	4,976
2.95%, 6/20/2022 (b)	SGD 5,000	3,611

		11,096

South Africa — 0.1%
Brait SE 2.75%, 9/18/2020 (b)	GBP 4,200	4,938
Remgro Jersey GBP Ltd. 2.63%, 3/22/2021 (b)	GBP 2,000	2,452

		7,390

Switzerland — 0.0% (a)
Glencore Funding LLC Zero Coupon, 3/27/2025 (b)	3,000	2,667

United Arab Emirates — 0.1%
Aabar INVESTMENTS PJSC
0.50%, 3/27/2020 (b)	EUR 5,000	5,215
1.00%, 3/27/2022 (b)	EUR 3,200	2,994
DP World Ltd. 1.75%, 6/19/2024 (b)	4,800	4,626

		12,835

United Kingdom — 0.1%
Intu Jersey 2 Ltd. REIT, 2.88%, 11/1/2022 (b)	GBP 2,600	3,184
Vodafone Group plc 2.00%, 2/25/2019 (b)	GBP 2,800	2,873

		6,057

United States — 0.8%
Ares Capital Corp. 3.75%, 2/1/2022	3,819	3,856
BlackRock Capital Investment Corp. 5.00%, 6/15/2022	1,246	1,221
BlackRock TCP Capital Corp. 4.63%, 3/1/2022	2,286	2,276
Chesapeake Energy Corp. 5.50%, 9/15/2026 (h)	2,888	2,715
Colony Capital, Inc.
REIT, 3.88%, 1/15/2021	1,455	1,377
REIT, 5.00%, 4/15/2023	3,721	3,470
DISH Network Corp.
2.38%, 3/15/2024	9,116	7,648
3.38%, 8/15/2026	2,415	2,152
Electronics For Imaging, Inc. 0.75%, 9/1/2019	1,226	1,205
Ensco Jersey Finance Ltd. 3.00%, 1/31/2024	4,843	4,423

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Convertible Bonds — continued
United States — continued
FireEye, Inc. Series B, 1.63%, 6/1/2035	6,958	6,372
Hercules Capital, Inc. 4.38%, 2/1/2022	3,031	2,908
Intercept Pharmaceuticals, Inc. 3.25%, 7/1/2023	1,293	1,208
Liberty Interactive LLC
4.00%, 11/15/2029	6,966	4,807
3.75%, 2/15/2030 ‡	320	219
1.75%, 9/30/2046 (e)	1,253	1,399
Macquarie Infrastructure Corp. 2.00%, 10/1/2023	4,269	3,800
Nabors Industries, Inc. 0.75%, 1/15/2024	6,547	4,880
Nuance Communications, Inc. 1.00%, 12/15/2035	561	526
Pandora Media, Inc. 1.75%, 12/1/2020	2,848	2,723
Rovi Corp. 0.50%, 3/1/2020	503	477
RWT Holdings, Inc. 5.63%, 11/15/2019	1,680	1,696
Spirit Realty Capital, Inc. REIT, 3.75%, 5/15/2021	3,821	3,780
Starwood Property Trust, Inc. REIT, 4.38%, 4/1/2023	2,540	2,529
SunPower Corp. 0.88%, 6/1/2021	3,183	2,547
TPG Specialty Lending, Inc. 4.50%, 8/1/2022	959	962
Twitter, Inc.
0.25%, 9/15/2019	4,089	3,953
1.00%, 9/15/2021	4,079	3,799
Veeco Instruments, Inc. 2.70%, 1/15/2023	4,544	3,799
VEREIT, Inc. REIT, 3.75%, 12/15/2020	2,552	2,546
Vishay Intertechnology, Inc. 2.25%, 6/15/2025 (e)	2,638	2,368
Weatherford International Ltd. 5.88%, 7/1/2021	4,015	3,082
Whiting Petroleum Corp. 1.25%, 4/1/2020	2,723	2,611

		93,334

Total Convertible Bonds (Cost $192,276)		181,521

Foreign Government Securities — 1.3%
Angola — 0.0% (a)
Republic of Angola
7.00%, 8/17/2019 (b)	1,375	1,379
9.50%, 11/12/2025 (b)	1,570	1,729
8.25%, 5/9/2028 (e)	950	949

		4,057

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Argentina — 0.1%
Provincia de Buenos Aires
10.88%, 1/26/2021 (b)	989	993
9.95%, 6/9/2021 (b)	1,185	1,158
Provincia de Cordoba 7.45%, 9/1/2024 (b)	740	621
Republic of Argentina
6.88%, 4/22/2021	850	814
8.28%, 12/31/2033	1,136	979
6.88%, 1/11/2048	1,160	856
7.13%, 6/28/2117	852	635

		6,056

Armenia — 0.0% (a)
Republic of Armenia
6.00%, 9/30/2020 (b)	430	434
7.15%, 3/26/2025 (b)	580	605

		1,039

Bahrain — 0.0% (a)
Kingdom of Bahrain
6.13%, 8/1/2023(b)	250	252
7.00%, 10/12/2028(b)	260	254

		506

Belarus — 0.0% (a)
Republic of Belarus
6.88%, 2/28/2023(e)	360	371
7.63%, 6/29/2027(b)	600	634
7.63%, 6/29/2027(e)	361	382
6.20%, 2/28/2030(e)	1,450	1,374

		2,761

Brazil — 0.1%
Federative Republic of Brazil
4.25%, 1/7/2025	1,340	1,293
6.00%, 4/7/2026	1,880	1,970
8.25%, 1/20/2034	1,305	1,556

		4,819

Chile — 0.0% (a)
Chile Government Bond 3.13%, 1/21/2026	400	378

Colombia — 0.0% (a)
Republic of Colombia
3.88%, 4/25/2027	540	514
7.38%, 9/18/2037	1,000	1,213
6.13%, 1/18/2041	950	1,029

		2,756

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	101

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Costa Rica — 0.0% (a)
Instituto Costarricense de Electricidad 6.95%, 11/10/2021 (b)	1,290	1,229
Republic of Costa Rica
4.25%, 1/26/2023 (b)	950	828
4.38%, 4/30/2025 (b)	1,530	1,258
7.16%, 3/12/2045 (b)	1,030	859

		4,174

Croatia — 0.0% (a)
Republic of Croatia
5.50%, 4/4/2023 (b)	850	892
6.00%, 1/26/2024 (b)	1,970	2,118

		3,010

Dominican Republic — 0.1%
Government of Dominican Republic
7.50%, 5/6/2021 (b)	520	537
5.50%, 1/27/2025 (b)	1,510	1,489
6.88%, 1/29/2026 (b)	1,780	1,869
7.45%, 4/30/2044 (b)	2,580	2,686

		6,581

Ecuador — 0.1%
Republic of Ecuador
10.50%, 3/24/2020 (b)	930	951
10.75%, 3/28/2022 (b)	2,290	2,365
8.75%, 6/2/2023 (e)	3,780	3,585

		6,901

Egypt — 0.1%
Republic of Egypt
6.13%, 1/31/2022 (b)	2,300	2,271
5.88%, 6/11/2025 (b)	1,570	1,468
7.50%, 1/31/2027 (b)	780	763
8.50%, 1/31/2047 (b)	864	815

		5,317

El Salvador — 0.0% (a)
Republic of El Salvador
7.38%, 12/1/2019 (b)	1,390	1,388
7.75%, 1/24/2023 (b)	1,390	1,399
5.88%, 1/30/2025 (b)	770	688
6.38%, 1/18/2027 (b)	1,480	1,323

		4,798

Ethiopia — 0.0% (a)
Republic of Ethiopia 6.63%, 12/11/2024 (b)	2,217	2,159

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Gabon — 0.0% (a)
Republic of Gabonese 6.95%, 6/16/2025 (b)	1,150	1,055

Ghana — 0.0% (a)
Republic of Ghana 10.75%, 10/14/2030 (b)	1,635	1,954

Honduras — 0.0% (a)
Republic of Honduras
8.75%, 12/16/2020 (b)	2,080	2,236
7.50%, 3/15/2024 (b)	860	907

		3,143

Hungary — 0.0% (a)
Republic of Hungary
5.38%, 2/21/2023	950	997
5.75%, 11/22/2023	1,234	1,321
5.38%, 3/25/2024	720	764
7.63%, 3/29/2041	722	978

		4,060

Indonesia — 0.0% (a)
Republic of Indonesia
4.13%, 1/15/2025 (b)	600	575
4.35%, 1/8/2027 (b)	1,010	968
6.75%, 1/15/2044 (b)	650	747

		2,290

Iraq — 0.0% (a)
Republic of Iraq
6.75%, 3/9/2023 (b)	1,330	1,295
5.80%, 1/15/2028 (b)	2,755	2,528

		3,823

Ivory Coast — 0.0% (a)
Republic of Cote d’Ivoire 5.75%, 12/31/2032(b) (h)	2,202	1,990

Jamaica — 0.0% (a)
Government of Jamaica 8.00%, 3/15/2039	1,793	2,080

Jordan — 0.0% (a)
Kingdom of Jordan
6.13%, 1/29/2026 (b)	1,010	964
5.75%, 1/31/2027(b)	1,430	1,314

		2,278

Kenya — 0.0% (a)
Republic of Kenya
5.88%, 6/24/2019 (b)	1,150	1,154
6.88%, 6/24/2024 (b)	1,830	1,782

		2,936

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Lebanon — 0.1%
Republic of Lebanon
5.15%, 11/12/2018 (b)	1,500	1,496
6.00%, 5/20/2019 (b)	3,680	3,620
5.45%, 11/28/2019 (b)	827	794
6.38%, 3/9/2020	2,960	2,838

		8,748

Mexico — 0.0% (a)
United Mexican States
5.55%, 1/21/2045	1,200	1,186
4.60%, 1/23/2046	1,210	1,053

		2,239

Mongolia — 0.0% (a)
Mongolia Government Bond
10.88%, 4/6/2021 (b)	480	532
5.13%, 12/5/2022 (b)	903	853
5.63%, 5/1/2023 (e)	1,870	1,772

		3,157

Nigeria — 0.0% (a)
Republic of Nigeria
6.38%, 7/12/2023 (b)	720	715
6.50%, 11/28/2027 (e)	840	771
7.88%, 2/16/2032 (b)	850	818
7.70%, 2/23/2038 (e)	620	559
7.63%, 11/28/2047 (e)	730	644

		3,507

Oman — 0.1%
Oman Government Bond
4.13%, 1/17/2023 (b)	540	517
4.75%, 6/15/2026 (b)	990	911
5.38%, 3/8/2027 (b)	600	565
5.63%, 1/17/2028 (e)	1,140	1,086
6.50%, 3/8/2047 (b)	990	884
6.75%, 1/17/2048 (e)	1,210	1,101

		5,064

Pakistan — 0.0% (a)
Republic of Pakistan
8.25%, 4/15/2024 (b)	730	745
8.25%, 9/30/2025 (b)	350	356
6.88%, 12/5/2027 (b)	810	746

		1,847

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Panama — 0.0% (a)
Republic of Panama
3.75%, 3/16/2025	550	536
3.88%, 3/17/2028	970	929
6.70%, 1/26/2036	950	1,141
4.50%, 5/15/2047	1,230	1,153
4.30%, 4/29/2053	1,150	1,030

		4,789

Paraguay — 0.0% (a)
Republic of Paraguay 6.10%, 8/11/2044 (b)	1,700	1,710
Republic of Uruguay 4.70%, 3/27/2027 (b)	1,190	1,156

		2,866

Peru — 0.0% (a)
Republic of Peru 6.35%, 8/12/2028 (b)	PEN 3,900	1,191

Philippines — 0.0% (a)
Republic of the Philippines 10.63%, 3/16/2025	1,220	1,655

Qatar — 0.0% (a)
State of Qatar
3.88%, 4/23/2023 (e)	500	501
5.10%, 4/23/2048 (e)	1,060	1,076

		1,577

Romania — 0.0% (a)
Republic of Romania 6.13%, 1/22/2044 (b)	1,160	1,253

Russia — 0.1%
Russian Federation
12.75%, 6/24/2028 (b)	1,390	2,200
5.88%, 9/16/2043 (b)	3,200	3,356

		5,556

Saudi Arabia — 0.0% (a)
Kingdom of Saudi Arabia 3.25%, 10/26/2026 (b)	600	554

Senegal — 0.0% (a)
Republic of Senegal 6.75%, 3/13/2048 (e)	1,160	956

Serbia — 0.1%
Republic of Serbia
5.88%, 12/3/2018 (b)	1,770	1,768
4.88%, 2/25/2020 (b)	1,800	1,813
7.25%, 9/28/2021 (b)	2,150	2,314

		5,895

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	103

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
South Africa — 0.1%
Republic of South Africa
5.88%, 5/30/2022	1,100	1,123
5.88%, 9/16/2025	3,044	3,002
4.88%, 4/14/2026	3,830	3,543
6.25%, 3/8/2041	600	558

		8,226

Sri Lanka — 0.0% (a)
Republic of Sri Lanka
6.25%, 10/4/2020 (b)	1,220	1,170
6.25%, 7/27/2021 (b)	1,280	1,215
5.88%, 7/25/2022 (b)	2,130	1,963

		4,348

Tajikistan — 0.0% (a)
Republic of Tajikistan International Bond
7.13%, 9/14/2027 (b)	450	399

Turkey — 0.1%
Republic of Turkey
6.25%, 9/26/2022	600	582
7.38%, 2/5/2025	1,040	1,033
6.00%, 3/25/2027	550	498
6.00%, 1/14/2041	2,020	1,606
6.63%, 2/17/2045	1,600	1,356

		5,075

Ukraine — 0.1%
Republic of Ukraine
7.75%, 9/1/2020 (b)	1,400	1,390
7.75%, 9/1/2021 (b)	2,250	2,214
7.75%, 9/1/2022 (b)	4,520	4,384
7.75%, 9/1/2023 (b)	1,910	1,821

		9,809

Uruguay — 0.1%
Republic of Uruguay
4.38%, 10/27/2027	1,160	1,146
7.63%, 3/21/2036	790	1,017
5.10%, 6/18/2050	2,230	2,107
4.98%, 4/20/2055	1,000	925

		5,195

Total Foreign Government Securities (Cost $174,384)		164,827

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — 1.0%
Cayman Islands — 0.0% (a)
GPMT Ltd. Series 2018-FL1, Class B, 3.83%, 11/21/2035 ‡ (e) (n)	3,000	3,002
TPG Real Estate Finance Issuer Ltd. Series 2018-FL1, Class B, 3.59%, 2/15/2035 ‡ (e) (n)	1,943	1,943

		4,945

United States — 1.0%
Banc of America Commercial Mortgage Trust Series 2007-3, Class F, 5.71%, 6/10/2049 ‡ (e) (n)	3,210	3,253
BX Commercial Mortgage Trust
Series 2018-IND, Class E, 3.98%, 11/15/2035 (e) (n)	650	650
Series 2018-BIOA, Class D, 3.60%, 3/15/2037 (e) (n)	6,000	6,003
BX Trust
Series 2018-MCSF, Class A, 2.86%, 4/15/2035 (e) (n)	6,000	5,972
Series 2018-MCSF, Class B, 3.09%, 4/15/2035 ‡ (e) (n)	1,500	1,490
Series 2018-MCSF, Class C, 3.28%, 4/15/2035 ‡ (e) (n)	1,000	993
BXMT Ltd.
Series 2017-FL1, Class B, 3.79%, 6/15/2035 ‡ (e) (n)	3,000	3,008
Series 2017-FL1, Class C, 4.24%, 6/15/2035 ‡ (e) (n)	1,500	1,508
Series 2017-FL1, Class D, 4.99%, 6/15/2035 ‡ (e) (n)	3,000	3,015
CD Commercial Mortgage Trust Series 2005-CD1, Class E, 5.25%, 7/15/2044 ‡ (n)	705	704
CD Mortgage Trust
Series 2007-CD5, Class D, 6.22%, 11/15/2044 ‡ (e) (n)	1,416	1,418
Series 2017-CD5, Class D, 3.35%, 8/15/2050 (e)	560	463
Citigroup Commercial Mortgage Trust Series 2017-P7, Class B, 4.14%, 4/14/2050 (n)	910	889
COMM Mortgage Trust
Series 2015-CR23, Class CMC, 3.68%, 5/10/2048 ‡ (e) (n)	6,400	6,366
Series 2015-LC21, Class D, 4.31%, 7/10/2048 (n)	365	326
Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class AM, 5.42%, 2/15/2040	2,430	2,444

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
United States — continued
DBGS Mortgage Trust
Series 2018-5BP, Class D, 3.63%, 6/15/2033 ‡ (e) (n)	7,000	6,972
Series 2018-BIOD, Class C, 3.23%, 5/15/2035 ‡ (e) (n)	3,077	3,048
Series 2018-BIOD, Class D, 3.58%, 5/15/2035 ‡ (e) (n)	6,153	6,089
FHLMC Multifamily Structured Pass-Through Certificates
Series K033, Class X1, IO, 0.30%, 7/25/2023 (n)	112,719	1,452
Series K082, Class X3, IO, 2.29%, 10/25/2028 (n)	8,750	1,449
Series K723, Class X3, IO, 1.92%, 10/25/2034 (n)	6,552	542
Series K716, Class X3, IO, 1.80%, 8/25/2042 (n)	15,656	688
Series K054, Class X3, IO, 1.60%, 4/25/2043 (n)	17,000	1,622
Series K068, Class X3, IO, 2.06%, 10/25/2044 (n)	11,050	1,569
Series K728, Class X3, IO, 1.95%, 11/25/2045 (n)	8,120	799
FREMF Mortgage Trust
Series 2015-KF09, Class B, 7.61%, 5/25/2022 (e) (n)	152	156
Series 2015-KF10, Class B, 8.36%, 7/25/2022 (e) (n)	619	660
Series 2018-K731, Class C, 3.91%, 2/25/2025 (e)	2,000	1,903
Series 2018-KF47, Class B, 4.26%, 5/25/2025 (e) (n)	640	643
Series 2018-KF49, Class B, 4.16%, 6/25/2025 (e) (n)	640	640
Series 2018-KF50, Class B, 4.18%, 7/25/2028 (e) (n)	865	865
Series 2013-K32, Class B, 3.54%, 10/25/2046 (e) (n)	2,000	1,979
Series 2017-K67, Class C, 3.94%, 9/25/2049 (e) (n)	730	676
Series 2017-K729, Class B, 3.67%, 11/25/2049 (e) (n)	1,400	1,350
GRACE Mortgage Trust Series 2014-GRCE, Class B, 3.52%, 6/10/2028 ‡ (e)	3,000	2,990
GS Mortgage Securities Trust
Series 2006-GG8, Class AJ, 5.62%, 11/10/2039	2,520	2,158
Series 2007-GG10, Class AM, 5.77%, 8/10/2045 (n)	812	823
Series 2017-GS5, Class D, 3.51%, 3/10/2050 ‡ (e) (n)	2,000	1,691

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX, Class AM, 5.46%, 1/15/2049 (n)	737	738
LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.09%, 7/15/2044 (n)	354	359
LB-UBS Commercial Mortgage Trust
Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (n)	4,378	3,020
Series 2007-C6, Class AJ, 6.27%, 7/15/2040 (n)	9,200	9,344
Merrill Lynch Mortgage Trust Series 2007-C1, Class AM, 5.81%, 6/12/2050 (n)	39	40
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15, Class D, 4.90%, 4/15/2047 (e) (n)	365	356
Morgan Stanley Capital I Trust
Series 2018-MP, Class D, 4.42%, 7/11/2040 (e) (n)	730	693
Series 2006-HQ10, Class AJ, 5.39%, 11/12/2041 (n)	2,235	2,225
Series 2007-T27, Class C, 5.95%, 6/11/2042 ‡ (e) (n)	2,000	2,061
Series 2007-HQ11, Class B, 5.54%, 2/12/2044 ‡ (n)	1,682	1,680
Series 2006-HQ8, Class D, 5.60%, 3/12/2044 ‡ (n)	272	274
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A, 4.05%, 10/26/2048 (e) (n)	9,000	8,999
Series 2018-2, Class M2, 4.51%, 10/26/2048 (e) (n)	339	339
Series 2018-2, Class M3, 4.72%, 10/26/2048 (e) (n)	480	480
Wachovia Bank Commercial Mortgage Trust
Series 2007-C34, Class AJ, 6.17%, 5/15/2046 (n)	1,276	1,282
Series 2007-C34, Class B, 6.24%, 5/15/2046 ‡ (n)	1,500	1,526
Series 2007-C33, Class AJ, 5.79%, 2/15/2051 (n)	1,415	1,397
Series 2007-C33, Class B, 5.79%, 2/15/2051 ‡ (n)	2,650	1,961
Series 2007-C33, Class C, 5.79%, 2/15/2051 ‡ (n)	6,313	632

		116,672

Total Commercial Mortgage-Backed Securities (Cost $129,987)		121,617

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	105

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE ($000)
Preferred Stocks — 0.8%
Bermuda — 0.0% (a)
XLIT Ltd., Series D, (ICE LIBOR USD 3 Month + 3.12%), 5.56%, 4/5/2018 ($1,000 par value) (d) (o)	3	3,367

United States — 0.8%
Bank of America Corp.,
Series GG, 6.00%, 5/16/2023 ($25 par value) (o)	242	6,082
Series HH, 5.88%, 7/24/2023 ($25 par value) (o)	200	4,984
BB&T Corp., Series F, 5.20%, 11/1/2018 ($25 par value) (o)	373	8,941
Capital One Financial Corp., Series D, 6.70%, 12/1/2019 ($25 par value) (o)	156	4,056
Claire’s Stores, Inc. * ‡	2	3,799
Dominion Energy, Inc., Series A, 5.25%, 7/30/2076 ($25 par value)	120	2,767
GMAC Capital Trust I, Series 2, (ICE LIBOR USD 3 Month + 5.79%), 8.10%, 2/15/2040 ($25 par value) (d)	12	315
Goldman Sachs Group, Inc. (The), Series J, (ICE LIBOR USD 3 Month + 3.64%), 5.50%, 5/10/2023 ($25 par value) (d) (o)	175	4,404
Goodman Private Preferred Shares * ‡	64	1
Hartford Financial Services Group, Inc. (The), Series G, 6.00%, 11/15/2023 ($25 par value) * (o)	144	3,612
Morgan Stanley,
Series I, (ICE LIBOR USD 3 Month + 3.71%), 6.38%, 10/15/2024 ($25 par value) (d) (o)	310	8,116
Series K, (ICE LIBOR USD 3 Month + 3.49%), 5.85%, 4/15/2027 ($25 par value) (d) (o)	378	9,520
SCE Trust II, 5.10%, 1/9/2019 ($25 par value) (o)	32	695
Southern Co. (The), 5.25%, 10/1/2076 ($25 par value)	97	2,190
State Street Corp.,
Series D, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 3/15/2024 ($25 par value) (d) (o)	301	7,843
Series E, 6.00%, 12/15/2019 ($25 par value) (o)	315	8,007
Series G, (ICE LIBOR USD 3 Month + 3.71%), 5.35%, 3/15/2026 ($25 par value) (d) (o)	128	3,244

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
US Bancorp, Series K, 5.50%, 10/15/2023 ($25 par value) (o)	244	6,022
Wells Fargo & Co., Series Y, 5.63%, 6/15/2022 ($25 par value) (o)	269	6,695

		91,293

Total Preferred Stocks (Cost $90,998)		94,660

Convertible Preferred Stocks — 0.5%
China — 0.0% (a)
Mandatory Exchangeable Trust 5.75%, 6/1/2019 ($100 par value) (e)	23	3,633

United States — 0.5%
Bank of America Corp. Series L, 7.25% ($1,000 par value)	7	8,882
Becton Dickinson and Co. Series A, 6.13%, 5/1/2020 ($50 par value)	40	2,337
Belden, Inc. 6.75%, 7/15/2019 ($100 par value)	34	2,551
Bunge Ltd. 4.88% ($100 par value)	12	1,206
Crown Castle International Corp. Series A, REIT, 6.88%, 8/1/2020 ($1,000 par value)	5	4,918
Dominion Energy, Inc. Series A, 6.75%, 8/15/2019 ($50 par value)	97	4,666
DTE Energy Co. 6.50%, 10/1/2019 ($50 par value)	73	3,917
Hess Corp. 8.00%, 2/1/2019 ($50 par value)	20	1,277
Nabors Industries Ltd. 6.00%, 5/1/2021 ($50 par value)	53	2,032
NextEra Energy, Inc. 6.12%, 9/1/2019 ($50 par value)	67	3,891
Sempra Energy Series B, 6.75%, 7/15/2021 ($100 par value)	20	2,024
Stanley Black & Decker, Inc. 5.38%, 5/15/2020 ($100 par value)	46	4,226
Wells Fargo & Co. Series L, 7.50% ($1,000 par value)	7	8,697
Welltower, Inc. Series I, REIT, 6.50% ($50 par value)	46	2,849

		53,473

Total Convertible Preferred Stocks (Cost $57,281)		57,106

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
U.S. Treasury Obligations — 0.4%
U.S. Treasury Notes 1.13%, 1/31/2019 (p) (Cost $50,429)	50,548		50,400

	SHARES (000)
Exchange Traded Funds — 0.1%
United States — 0.1%
iShares iBoxx High Yield Corporate Bond ETF (Cost $12,666)	147		12,433

	PRINCIPAL AMOUNT ($000)
Supranational — 0.0% (a)
Supranational — 0.0% (a)
African Export-Import Bank (The) 4.13%, 6/20/2024 (b) (Cost $977)	1,000		949

	NO. OF RIGHTS (000)
Rights — 0.0% (a)
United States — 0.0% (a)
Vistra Energy Corp., expiring 12/31/2049 * ‡ (Cost $—)	483		377

	NO. OF WARRANTS (000)
Warrants — 0.0% (a)
United States — 0.0% (a)
Jack Cooper Enterprises, Inc.expiring 10/29/2027, price 1.00 * ‡ (Cost $—)	—	(k)	—

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 9.8%
Commercial Paper — 0.1%
Mondelez International, Inc. 2.82%, 2/5/2019 (q)	3,900		3,871
NiSource, Inc. 2.82%, 2/6/2019 (q)	3,900		3,871

Total Commercial Paper (Cost $7,742)			7,742

	SHARES (000)
Investment Companies — 9.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.08% (r) (s)	1,171,854		1,171,854
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (r) (s)	12,630		12,630

Total Investment Companies (Cost $1,184,484)			1,184,484

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Time Deposits — 0.0% (a)
Credit Agricole Corporate & Investment Bank SA 2.05%, 11/1/2018 (q) (Cost $4,500)	4,500	4,500

Total Short-Term Investments (Cost $1,196,726)		1,196,726

Total Investments — 99.6% (Cost $11,862,191)		12,110,362
Other Assets Less Liabilities — 0.4%		49,431

Net Assets — 100.0%		12,159,793

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	6.8%
Equity Real Estate Investment Trusts (REITs)	6.7
Oil, Gas & Consumable Fuels	6.4
Pharmaceuticals	4.8
Mortgage-Backed Securities	4.2
Collateralized Mortgage Obligations	4.2
Asset-Backed Securities	4.2
Diversified Telecommunication Services	3.9
Insurance	3.5
Media	3.3
Capital Markets	2.8
Health Care Providers & Services	2.5
Hotels, Restaurants & Leisure	1.9
IT Services	1.7
Electric Utilities	1.7
Wireless Telecommunication Services	1.6
Chemicals	1.4
Foreign Government Securities	1.4
Metals & Mining	1.3
Semiconductors & Semiconductor Equipment	1.3
Beverages	1.2
Tobacco	1.1
Food Products	1.0
Commercial Mortgage-Backed Securities	1.0
Auto Components	1.0
Others (each less than 1.0%)	19.2
Short-Term Investments	9.9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	107

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

Abbreviations

ABS	Asset-backed securities
ADR	American Depositary Receipt
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
CSMC	Credit Suisse Mortgage Trust
CVA	Dutch Certification
ETF	Exchange Traded Fund
EUR	Euro
FDR	Finnish Depository Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GMAC	General Motors Acceptance Corp.
HKD	Hong Kong Dollar
ICE	Intercontinental Exchange
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
MICEX	Moscow Interbank Currency Exchange
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
PEN	Peruvian Nuevo SoI
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SCA	Limited partnership with share capital
SDR	Swedish Depositary Receipt
SGD	Singapore Dollar
USD	United States Dollar

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2018.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2018.
(e)	Securities exempt from registration under Rule 144A or section 4(a) (2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(f)	Security is an interest bearing note with preferred security characteristics.
(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of October 31, 2018.
(i)	Defaulted security.
(j)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(k)	Amount rounds to less than one thousand.
(l)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(m)	All or a portion of this security is unsettled as of October 31, 2018. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(n)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of October 31, 2018.
(o)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of October 31, 2018.
(p)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(q)	The rate shown is the effective yield as of October 31, 2018.
(r)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(s)	The rate shown is the current yield as of October 31, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN FUNDS	OCTOBER 31, 2018

Futures contracts outstanding as of October 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
EURO STOXX 50 Index	70	12/2018	EUR	2,523	10
FTSE 100 Index	28	12/2018	GBP	2,536	11
S&P 500 E-Mini Index	2,342	12/2018	USD	317,364	(23,559)
U.S. Treasury Ultra Bond	4,291	12/2018	USD	641,639	(45,682)

					(69,220)

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
EURO STOXX 50 Index	(3,426)	12/2018	EUR	(123,476)	(926)
Foreign Exchange GBP/USD	(4,097)	12/2018	USD	(327,939)	7,316
MSCI Emerging Markets E-Mini Index	(3,637)	12/2018	USD	(173,958)	12,027

					18,417

					(50,803)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	109

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2018

(Amounts in thousands, except per share amounts)

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$3,223,541	$10,925,878
Investments in affiliates, at value	240,856	1,184,484
Options purchased, at value	984	—
Restricted cash for securities sold short	11	—
Cash	5,134	33,680
Foreign currency, at value	6,042	14,085
Deposits at broker for futures contracts	21,048	195
Deposits at broker for securities sold short	73,394	—
Deposits at broker for centrally cleared swaps	15	—
Receivables:
Due from custodian	1,850	—
Investment securities sold	126,297	59,558
Investment securities sold — delayed delivery securities	—	1,833
Fund shares sold	3,609	10,316
Interest and dividends from non-affiliates	8,606	85,729
Dividends from affiliates	87	156
Tax reclaims	1,331	7,205
Variation margin on futures contracts	864	—
Variation margin on centrally cleared swaps	10	—
Unrealized appreciation on forward foreign currency exchange contracts	17,447	—
Outstanding OTC swap contracts, at value (net upfront payments of $92)	102	—

Total Assets	3,731,228	12,323,119

LIABILITIES:
Payables:
Securities sold short, at value	39,173	—
Dividend expense to non-affiliates on securities sold short	99	—
Investment securities purchased	122,096	129,235
Investment securities purchased — delayed delivery securities	1,815	2,570
Fund shares redeemed	3,252	14,812
Variation margin on futures contracts	—	5,753
Unrealized depreciation on forward foreign currency exchange contracts	3,774	—
Outstanding OTC swap contracts, at value (net upfront receipts of $183)	424	—
Accrued liabilities:
Investment advisory fees	1,570	4,176
Administration fees	76	559
Distribution fees	407	3,397
Service fees	280	376
Custodian and accounting fees	149	321
Collateral management fees	5	—
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)
Deferred foreign capital gains tax	4	1,559
Other	181	568

Total Liabilities	173,305	163,326

Net Assets	$3,557,923	$12,159,793

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN FUNDS	OCTOBER 31, 2018

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
NET ASSETS:
Paid-in-Capital	$3,519,592	$11,970,336
Total distributable earnings (loss) (a)	38,331	189,457

Total Net Assets	$3,557,923	$12,159,793

Net Assets:
Class A	$344,414	$3,386,949
Class C	511,863	4,114,927
Class I	1,855,964	4,445,260
Class R2	3,658	—
Class R3	19	—
Class R4	19	—
Class R5	19	—
Class R6	841,967	212,657

Total	$3,557,923	$12,159,793

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	19,448	334,412
Class C	29,294	407,411
Class I	104,301	438,283
Class R2	208	—
Class R3	1	—
Class R4	1	—
Class R5	1	—
Class R6	47,333	20,966

Net Asset Value (b):
Class A — Redemption price per share	$17.71	$10.13
Class C — Offering price per share (c)	17.47	10.10
Class I — Offering and redemption price per share	17.79	10.14
Class R2 — Offering and redemption price per share	17.64	—
Class R3 — Offering and redemption price per share	17.79	—
Class R4 — Offering and redemption price per share	17.71	—
Class R5 — Offering and redemption price per share	17.80	—
Class R6 — Offering and redemption price per share	17.79	10.14
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.54	$10.61

Cost of investments in non-affiliates	$3,140,260	$10,677,707
Cost of investments in affiliates	240,856	1,184,484
Cost of options purchased	9,095	—
Cost of foreign currency	6,076	13,873
Proceeds from securities sold short	40,902	—

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	111

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2018

(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$41,023		$387,710
Interest income from affiliates	9		99
Dividend income from non-affiliates	45,680		229,610
Dividend income from affiliates	4,027		5,747
Interest income from non-affiliates on securities sold short	705		—
Foreign taxes withheld	(2,875)		(14,001)

Total investment income	88,569		609,165

EXPENSES:
Investment advisory fees	19,329		57,510
Administration fees	2,612		10,365
Distribution fees:
Class A	901		9,088
Class C	3,706		33,479
Class R2	18		—
Class R3 (a)	—	(b)	—
Class T (c)	—	(b)	—	(b)
Service fees:
Class A	901		9,088
Class C	1,235		11,160
Class I	4,798		11,440
Class R2	9		—
Class R3 (a)	—	(b)	—
Class R4 (a)	—	(b)	—
Class T (c)	—	(b)	—	(b)
Custodian and accounting fees	741		2,071
Interest expense to affiliates	28		8
Professional fees	187		332
Collateral management fees	19		—
Trustees’ and Chief Compliance Officer’s fees	36		44
Printing and mailing costs	232		1,000
Registration and filing fees	334		385
Transfer agency fees (See Note 2.J.)	86		326
Other	166		162
Dividend expense to non-affiliates on securities sold short	1,376		—

Total expenses	36,714		146,458

Less fees waived	(6,422)		(35,670)
Less earnings credits	—		—	(b)
Less expense reimbursements	(1)		(279)

Net expenses	30,291		110,509

Net investment income (loss)	58,278		498,656

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Global Allocation Fund.
(b)	Amount rounds to less than one thousand.
(c)	Class T Shares had no assets from the close of business on June 5, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN FUNDS	OCTOBER 31, 2018

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(38,330	)(a)	$303,097	(b)
Investments in affiliates	(255)		—
Options purchased	(17,564)		—
Futures contracts	9,200		70,290
Securities sold short	(102)		—
Foreign currency transactions	234		(1,979)
Forward foreign currency exchange contracts	21,790		—
Options written	822		—
Swaps	(830)		—

Net realized gain (loss)	(25,035)		371,408

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(121,096)		(891,433	)(c)
Options purchased	(18,656)		—
Futures contracts	5,098		(66,870)
Securities sold short	752		—
Foreign currency translations	(398)		(52)
Forward foreign currency exchange contracts	3,275		—
Options written	(22)		—
Swaps	(444)		—

Change in net unrealized appreciation/depreciation	(131,491)		(958,355)

Net realized/unrealized gains (losses)	(156,526)		(586,947)

Change in net assets resulting from operations	$(98,248)		$(88,291)

(a)	Net of foreign capital gains tax of approximately $(4,000) for Global Allocation Fund.
(b)	Net of foreign capital gains tax of approximately $(72,000) for Income Builder Fund.
(c)	Net of change in foreign capital gains tax of approximately $(1,429,000) for Income Builder Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	113

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$58,278	$33,634	$498,656	$476,970
Net realized gain (loss)	(25,035)	39,238	371,408	135,510
Change in net unrealized appreciation/depreciation	(131,491)	180,456	(958,355)	661,971

Change in net assets resulting from operations	(98,248)	253,328	(88,291)	1,274,451

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(11,125)	(5,118)	(146,489)	(149,575)
Class C	(12,666)	(5,591)	(157,942)	(168,512)
Class I	(60,697)	(19,280)	(191,878)	(158,509)
Class R2	(106)	(17)	—	—
Class R6 (b)	(11,305)	—	(4,716)	—
Class T (c)(d)	— (e)	— (e)	(1)	— (e)

Total distributions to shareholders	(95,899)	(30,006)	(501,026)	(476,596)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,425,685	672,281	(40,626)	(166,713)

NET ASSETS:
Change in net assets	1,231,538	895,603	(629,943)	631,142
Beginning of period	2,326,385	1,430,782	12,789,736	12,158,594

End of period	$3,557,923	$2,326,385	$12,159,793	$12,789,736

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
Class A
From net investment income	(5,118)	(149,575)
From net realized gains	—	—
Class C
From net investment income	(5,591)	(168,512)
From net realized gains	—	—
Class I
From net investment income	(19,280)	(158,509)
From net realized gains	—	—
Class R2
From net investment income	(17)	—
From net realized gains	—	—
Class T
From net investment income	— (e)	— (e)

(b)	Commencement of offering of class of shares effective November 1, 2017.
(c)	Commencement of offering of class of shares effective June 6, 2017.
(d)	Class T Shares had no assets from the close of business on June 5, 2018.
(e)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN FUNDS	OCTOBER 31, 2018

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$157,578	$129,930	$626,796	$852,334
Distributions reinvested	10,567	4,965	141,940	143,621
Cost of shares redeemed	(110,141)	(154,312)	(949,476)	(1,497,215)

Change in net assets resulting from Class A capital transactions	$58,004	$(19,417)	$(180,740)	$(501,260)

Class C
Proceeds from shares issued	$209,930	$135,092	$503,643	$590,089
Distributions reinvested	11,050	4,726	141,096	147,508
Cost of shares redeemed	(88,033)	(138,369)	(937,699)	(1,406,579)

Change in net assets resulting from Class C capital transactions	$132,947	$1,449	$(292,960)	$(668,982)

Class I
Proceeds from shares issued	$1,193,262	$858,489	$1,303,164	$1,822,163
Distributions reinvested	50,298	15,322	164,519	125,226
Cost of shares redeemed	(895,192)	(185,095)	(1,254,375)	(943,880)

Change in net assets resulting from Class I capital transactions	$348,368	$688,716	$213,308	$1,003,509

Class R2
Proceeds from shares issued	$2,435	$1,824	$—	$—
Distributions reinvested	104	17	—	—
Cost of shares redeemed	(1,123)	(328)	—	—

Change in net assets resulting from Class R2 capital transactions	$1,416	$1,513	$—	$—

Class R3 (a)
Proceeds from shares issued	$20	$—	$—	$—

Change in net assets resulting from Class R3 capital transactions	$20	$—	$—	$—

Class R4 (a)
Proceeds from shares issued	$20	$—	$—	$—

Change in net assets resulting from Class R4 capital transactions	$20	$—	$—	$—

Class R5 (a)
Proceeds from shares issued	$20	$—	$—	$—

Change in net assets resulting from Class R5 capital transactions	$20	$—	$—	$—

Class R6 (b)
Proceeds from shares issued	$906,032	$—	$236,390	$—
Distributions reinvested	11,208	—	4,714	—
Cost of shares redeemed	(32,328)	—	(21,317)	—

Change in net assets resulting from Class R6 capital transactions	$884,912	$—	$219,787	$—

Class T (c)(d)
Proceeds from shares issued	$—	$20	$—	$20
Distributions reinvested	— (e)	— (e)	— (e)	— (e)
Cost of shares redeemed	(22)	—	(21)	—

Change in net assets resulting from Class T capital transactions	$(22)	$20	$(21)	$20

Total change in net assets resulting from capital transactions	$1,425,685	$672,281	$(40,626)	$(166,713)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Global Allocation Fund.
(b)	Commencement of offering of class of shares effective November 1, 2017.
(c)	Commencement of offering of class of shares effective June 6, 2017.
(d)	Class T Shares had no assets from the close of business on June 5, 2018.
(e)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	115

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	8,415	7,353	59,444	82,663
Reinvested	570	295	13,531	14,009
Redeemed	(5,928)	(8,958)	(90,054)	(146,422)

Change in Class A Shares	3,057	(1,310)	(17,079)	(49,750)

Class C
Issued	11,350	7,783	47,760	57,603
Reinvested	604	284	13,490	14,422
Redeemed	(4,791)	(8,015)	(89,241)	(137,312)

Change in Class C Shares	7,163	52	(27,991)	(65,287)

Class I
Issued	63,387	48,350	123,104	177,387
Reinvested	2,704	898	15,661	12,162
Redeemed	(47,941)	(10,666)	(118,968)	(92,124)

Change in Class I Shares	18,150	38,582	19,797	97,425

Class R2
Issued	132	103	—	—
Reinvested	6	1	—	—
Redeemed	(61)	(19)	—	—

Change in Class R2 Shares	77	85	—	—

Class R3 (a)
Issued	1	—	—	—

Change in Class R3 Shares	1	—	—	—

Class R4 (a)
Issued	1	—	—	—

Change in Class R4 Shares	1	—	—	—

Class R5 (a)
Issued	1	—	—	—

Change in Class R5 Shares	1	—	—	—

Class R6 (b)
Issued	48,503	—	22,557	—
Reinvested	604	—	454	—
Redeemed	(1,774)	—	(2,045)	—

Change in Class R6 Shares	47,333	—	20,966	—

Class T (c)(d)
Issued	—	1	—	2
Reinvested	— (e)	— (e)	— (e)	— (e)
Redeemed	(1)	—	(2)	—

Change in Class T Shares	(1)	1	(2)	2

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Global Allocation Fund.
(b)	Commencement of offering of class of shares effective November 1, 2017.
(c)	Commencement of offering of class of shares effective June 6, 2017.
(d)	Class T Shares had no assets from the close of business on June 5, 2018.
(e)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN FUNDS	OCTOBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2018	J.P. MORGAN FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Allocation Fund
Class A
Year Ended October 31, 2018	$18.63	$0.31	$(0.63)	$(0.32)	$(0.31)	$(0.29)	$(0.60)
Year Ended October 31, 2017	16.38	0.34	2.23	2.57	(0.32)	—	(0.32)
Year Ended October 31, 2016	16.47	0.34	(0.10)	0.24	(0.31)	(0.02)	(0.33)
Year Ended October 31, 2015	17.15	0.23	(0.01)	0.22	(0.34)	(0.56)	(0.90)
Year Ended October 31, 2014	16.45	0.26	0.97	1.23	(0.16)	(0.37)	(0.53)

Class C
Year Ended October 31, 2018	18.39	0.22	(0.63)	(0.41)	(0.22)	(0.29)	(0.51)
Year Ended October 31, 2017	16.20	0.25	2.20	2.45	(0.26)	—	(0.26)
Year Ended October 31, 2016	16.30	0.26	(0.10)	0.16	(0.24)	(0.02)	(0.26)
Year Ended October 31, 2015	17.04	0.15	(0.02)	0.13	(0.31)	(0.56)	(0.87)
Year Ended October 31, 2014	16.39	0.16	0.98	1.14	(0.12)	(0.37)	(0.49)

Class I
Year Ended October 31, 2018	18.71	0.37	(0.65)	(0.28)	(0.35)	(0.29)	(0.64)
Year Ended October 31, 2017	16.45	0.38	2.23	2.61	(0.35)	—	(0.35)
Year Ended October 31, 2016	16.53	0.39	(0.10)	0.29	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2015	17.19	0.27	(0.01)	0.26	(0.36)	(0.56)	(0.92)
Year Ended October 31, 2014	16.47	0.30	0.97	1.27	(0.18)	(0.37)	(0.55)

Class R2
Year Ended October 31, 2018	18.57	0.25	(0.62)	(0.37)	(0.27)	(0.29)	(0.56)
Year Ended October 31, 2017	16.36	0.28	2.22	2.50	(0.29)	—	(0.29)
Year Ended October 31, 2016	16.44	0.31	(0.10)	0.21	(0.27)	(0.02)	(0.29)
Year Ended October 31, 2015	17.13	0.19	(0.01)	0.18	(0.31)	(0.56)	(0.87)
Year Ended October 31, 2014	16.44	0.22	0.96	1.18	(0.12)	(0.37)	(0.49)

Class R3
October 1, 2018 (j) through October 31, 2018	18.65	0.02	(0.88)	(0.86)	—	—	—

Class R4
October 1, 2018 (j) through October 31, 2018	18.56	0.02	(0.87)	(0.85)	—	—	—

Class R5
October 1, 2018 (j) through October 31, 2018	18.65	0.02	(0.87)	(0.85)	—	—	—

Class R6
November 1, 2017 (j) through October 31, 2018	18.74	0.37	(0.65)	(0.28)	(0.38)	(0.29)	(0.67)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(h)

Commencing on October 31, 2017, the Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to October 31, 2016, the Fund did not transact in securities sold short.

(i)

The net expenses and expenses without waivers (excluding dividend expense for securities sold short) for Class A are 1.02% and 1.24% for the year ended October 31, 2018, 1.02% and 1.27% for the year ended October 31, 2017, Class C are 1.52% and 1.74% for the for the year ended October 31, 2018, 1.52% and 1.77% for the year ended October 31, 2017, Class I are 0.78% and 0.99% for the year ended October 31, 2018, 0.77% and 1.00% for the year ended October 31, 2017, Class R2 are 1.35% and 1.52% for the year ended October 31, 2018, 1.27% and 1.60% for the year ended October 31, 2017, Class R3 are 1.19% and 1.34% for the period ended October 31, 2018, Class R4 are 0.94% and 1.09% for the period ended October 31, 2018, Class R5 are 0.69% and 0.84% for the period ended October 31, 2018 and Class R6 are 0.64% and 0.74% for the period ended October 31, 2018, respectively.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (including dividend expense for securities sold short) (f)(g)		Net investment income (loss) (b)	Expenses without waivers, reimbursements (including dividend expense for securities sold short) (f)		Portfolio turnover rate (excluding securities sold short) (d)(h)	Portfolio turnover rate (including securities sold short) (d)(h)

$17.71	(1.81)%	$344,414	1.06	%(i)	1.67%	1.28	%(i)	108%	131%
18.63	15.88	305,300	1.04	(i)	1.96	1.29	(i)	83	95
16.38	1.50	289,961	1.02		2.12	1.32		64	—
16.47	1.38	211,120	1.02		1.40	1.43		44	—
17.15	7.58	28,114	1.03		1.56	1.74		87	—

17.47	(2.32)	511,863	1.56	(i)	1.18	1.78	(i)	108	131
18.39	15.29	406,887	1.54	(i)	1.45	1.79	(i)	83	95
16.20	1.03	357,682	1.52		1.63	1.82		64	—
16.30	0.84	198,888	1.51		0.90	1.92		44	—
17.04	7.07	14,308	1.53		0.97	2.22		87	—

17.79	(1.58)	1,855,964	0.82	(i)	1.95	1.03	(i)	108	131
18.71	16.12	1,611,736	0.79	(i)	2.14	1.02	(i)	83	95
16.45	1.79	782,381	0.77		2.39	1.04		64	—
16.53	1.62	364,206	0.77		1.61	1.19		44	—
17.19	7.88	44,964	0.78		1.79	1.55		87	—

17.64	(2.09)	3,658	1.39	(i)	1.35	1.56	(i)	108	131
18.57	15.50	2,441	1.29	(i)	1.58	1.62	(i)	83	95
16.36	1.30	758	1.27		1.93	1.75		64	—
16.44	1.14	203	1.27		1.17	1.77		44	—
17.13	7.29	62	1.28		1.31	2.07		87	—

17.79	(4.61)	19	1.23	(i)	1.08	1.38	(i)	108	131

17.71	(4.58)	19	0.98	(i)	1.33	1.13	(i)	108	131

17.80	(4.56)	19	0.73	(i)	1.58	0.88	(i)	108	131

17.79	(1.58)	841,967	0.68	(i)	2.02	0.78	(i)	108	131

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan Income Builder Fund
Class A
Year Ended October 31, 2018	$10.62	$0.42	(e)	$(0.48)	$(0.06)	$(0.43)	$—	$—	$(0.43)
Year Ended October 31, 2017	9.95	0.41	(e)	0.67	1.08	(0.41)	—	—	(0.41)
Year Ended October 31, 2016	9.96	0.42	(e)	(0.01)	0.41	(0.42)	—	—	(0.42)
Year Ended October 31, 2015	10.41	0.41	(e)	(0.41)	— (f)	(0.41)	(0.02)	(0.02)	(0.45)
Year Ended October 31, 2014	10.32	0.47		0.09	0.56	(0.47)	—	—	(0.47)

Class C
Year Ended October 31, 2018	10.59	0.37	(e)	(0.49)	(0.12)	(0.37)	—	—	(0.37)
Year Ended October 31, 2017	9.92	0.36	(e)	0.67	1.03	(0.36)	—	—	(0.36)
Year Ended October 31, 2016	9.93	0.37	(e)	(0.01)	0.36	(0.37)	—	—	(0.37)
Year Ended October 31, 2015	10.38	0.35	(e)	(0.40)	(0.05)	(0.36)	(0.02)	(0.02)	(0.40)
Year Ended October 31, 2014	10.29	0.42		0.10	0.52	(0.43)	—	—	(0.43)

Class I
Year Ended October 31, 2018	10.63	0.44	(e)	(0.49)	(0.05)	(0.44)	—	—	(0.44)
Year Ended October 31, 2017	9.96	0.43	(e)	0.67	1.10	(0.43)	—	—	(0.43)
Year Ended October 31, 2016	9.97	0.43	(e)	(0.01)	0.42	(0.43)	—	—	(0.43)
Year Ended October 31, 2015	10.42	0.42	(e)	(0.40)	0.02	(0.43)	(0.02)	(0.02)	(0.47)
Year Ended October 31, 2014	10.33	0.49		0.09	0.58	(0.49)	—	—	(0.49)

Class R6
November 1, 2017 (g) through October 31, 2018	10.64	0.46	(e)	(0.51)	(0.05)	(0.45)	—	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.13	(0.67)%	$3,386,949	0.75%	4.02%	1.07%	59%
10.62	11.11	3,731,312	0.75	4.02	1.08	52
9.95	4.23	3,991,877	0.75	4.25	1.10	52
9.96	(0.03)	4,262,148	0.75	3.97	1.11	48
10.41	5.54	4,024,646	0.74	4.60	1.12	41

10.10	(1.17)	4,114,927	1.25	3.52	1.57	59
10.59	10.58	4,609,784	1.25	3.53	1.59	52
9.92	3.70	4,968,359	1.25	3.76	1.61	52
9.93	(0.53)	5,120,797	1.25	3.47	1.63	48
10.38	5.06	4,676,332	1.24	4.08	1.62	41

10.14	(0.52)	4,445,260	0.60	4.17	0.81	59
10.63	11.26	4,448,619	0.60	4.15	0.83	52
9.96	4.36	3,198,358	0.60	4.39	0.86	52
9.97	0.12	3,138,405	0.60	4.12	0.87	48
10.42	5.70	2,852,404	0.59	4.68	0.87	41

10.14	(0.51)	212,657	0.50	4.37	0.57	59

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Global Allocation Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5*, Class R6** and Class T***	Diversified
JPMorgan Income Builder Fund	Class A, Class C, Class I, Class R6** and Class T***	Diversified

*	Class R3, Class R4 and Class R5 Shares commenced operations on October 1, 2018.
**	Class R6 Shares commenced operations on November 1, 2017.
***	Class T Shares had no assets from the close of business on June 5, 2018 and are not offered to the public.

The investment objective of JPMorgan Global Allocation Fund (“Global Allocation Fund”) is to seek to maximize long-term total return.

The investment objective of JPMorgan Income Builder Fund (“Income Builder Fund”) is to seek to maximize income while maintaining prospects for capital appreciation.

Class A and Class T Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where

122	J.P. MORGAN FUNDS	OCTOBER 31, 2018

sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Funds at October 31, 2018.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Global Allocation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$36,224	$—	$36,224
Austria	—	5,042	—	5,042
Belgium	—	9,785	—	9,785
Canada	12,466	—	313	12,779
China	12,771	35,309	—	48,080
Denmark	—	17,606	—	17,606
Finland	—	14,367	—	14,367
France	—	117,535	—	117,535
Germany	—	81,915	—	81,915
Hong Kong	—	34,971	—	34,971
India	31,958	1,785	—	33,743
Indonesia	—	11,992	—	11,992
Ireland	3,539	1,992	—	5,531
Italy	—	21,820	—	21,820
Japan	—	142,329	—	142,329
Luxembourg	—	5,234	—	5,234
Macau	—	2,536	—	2,536
Malaysia	—	1,703	—	1,703
Netherlands	2,480	64,182	—	66,662
Norway	—	2,029	—	2,029
Russia	1,420	3,181	—	4,601
Singapore	—	5,522	—	5,522
South Africa	—	14,323	—	14,323

OCTOBER 31, 2018	J.P. MORGAN FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

Global Allocation Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
South Korea	$—	$11,942	$—	$11,942
Spain	—	28,852	—	28,852
Sweden	1,815	17,961	—	19,776
Switzerland	—	102,329	—	102,329
Taiwan	11,772	7,365	—	19,137
Thailand	—	3,923	—	3,923
Turkey	—	612	—	612
United Kingdom	7,664	102,432	—	110,096
United States	915,640	8,382	14	924,036
Other Common Stocks	35,151	—	—	35,151

Total Common Stocks	1,036,676	915,180	327	1,952,183

Preferred Stocks
United States	16	—	298	314
Other Preferred Stocks	—	85	—	85

Total Preferred Stocks	16	85	298	399

Debt Securities
Asset-Backed Securities
Cayman Islands	—	4,780	490	5,270
United States	—	40,752	56,852	97,604

Total Asset-Backed Securities	—	45,532	57,342	102,874

Collateralized Mortgage Obligations
United States	—	324,170	1,269	325,439
Commercial Mortgage-Backed Securities
Cayman Islands	—	—	2,001	2,001
United States	—	29,456	19,382	48,838

Total Commercial Mortgage-Backed Securities	—	29,456	21,383	50,839

Convertible Bonds
United States	—	38	69	107
Corporate Bonds
United States	—	104,417	1,516	105,933
Other Corporate Bonds	—	69,737	—	69,737

Total Corporate Bonds	—	174,154	1,516	175,670

Loan Assignments
United States	—	157,831	212	158,043
Other Loan Assignments	—	2,759	—	2,759

Total Loan Assignments	—	160,590	212	160,802

Foreign Government Securities	—	281,687	754	282,441
Mortgage-Backed Securities	—	24,695	—	24,695
Supranational	—	6,586	—	6,586
U.S. Treasury Obligations	—	50,113	—	50,113
Options Purchased
Call Options Purchased	966	9	—	975
Put Options Purchased	—	9	—	9

Total Options Purchased	966	18	—	984

Rights
Spain	21	—	—	21
United States	—	—	16	16

Total Rights	21	—	16	37

124	J.P. MORGAN FUNDS	OCTOBER 31, 2018

Global Allocation Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Commercial Paper	$—	$496	$—	$496
Foreign Government Treasury Bills	—	90,860	—	90,860
Investment Companies	240,856	—	—	240,856

Total Short-Term Investments	240,856	91,356	—	332,212

Total Investments in Securities	1,278,535	2,103,660	83,186	3,465,381

Liabilities
Common Stocks
Other Common Stocks	$(39,173)	$—	$—	$(39,173)

Total Liabilities in Securities Sold Short	$(39,173)	$—	$—	$(39,173)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$17,447	$—	$17,447
Futures Contracts	31,926	—	—	31,926
Swaps	—	80	—	80

Total Appreciation in Other Financial Instruments	$31,926	$17,527	$—	$49,453

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(3,774)	$—	$(3,774)
Futures Contracts	(39,574)	—	—	(39,574)
Swaps	—	(399)	—	(399)

Total Depreciation in Other Financial Instruments	$(39,574)	$(4,173)	$—	$(43,747)

Income Builder Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$74,753	$—	$74,753
Austria	—	7,353	—	7,353
Belgium	9,064	12,723	—	21,787
Canada	48,852	—	3,149	52,001
Cayman Islands	—	—	87	87
China	—	138,776	—	138,776
Colombia	757	1,328	—	2,085
Czech Republic	—	13,471	—	13,471
Denmark	—	18,891	—	18,891
Finland	—	25,019	—	25,019
France	1,929	271,233	—	273,162
Germany	—	148,998	—	148,998
Hong Kong	—	57,686	—	57,686
Hungary	—	13,637	—	13,637
India	8,565	18,933	—	27,498
Indonesia	—	12,117	—	12,117
Ireland	—	5,459	—	5,459
Italy	—	35,840	—	35,840
Japan	—	95,219	—	95,219
Luxembourg	1,412	1,146	—	2,558
Macau	—	8,108	—	8,108
Netherlands	—	64,777	—	64,777
New Zealand	—	—	1,262	1,262
Norway	—	38,306	—	38,306

OCTOBER 31, 2018	J.P. MORGAN FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

Income Builder Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Portugal	$2,338	$1,455	$—	$3,793
Russia	—	41,195	—	41,195
Singapore	—	30,254	—	30,254
South Africa	8,486	25,513	—	33,999
South Korea	13,547	24,913	—	38,460
Spain	—	81,542	—	81,542
Sweden	—	31,885	—	31,885
Switzerland	—	183,736	—	183,736
Taiwan	32,600	64,905	—	97,505
Thailand	3,512	20,885	—	24,397
Turkey	—	4,143	—	4,143
United Arab Emirates	—	8,524	—	8,524
United Kingdom	1,450	262,723	—	264,173
United States	1,974,777	25,929	3,631	2,004,337
Other Common Stocks	86,094	—	—	86,094

Total Common Stocks	2,193,383	1,871,375	8,129	4,072,887

Convertible Preferred Stocks
United States	53,473	—	—	53,473
Other Convertible Preferred Stocks	—	3,633	—	3,633

Total Convertible Preferred Stocks	53,473	3,633	—	57,106

Preferred Stocks
United States	83,881	3,612	3,800	91,293
Other Preferred Stocks	—	3,367	—	3,367

Total Preferred Stocks	83,881	6,979	3,800	94,660

Exchange Traded Funds
United States	12,433	—	—	12,433
Debt Securities
Asset-Backed Securities
Cayman Islands	—	4,528	1,675	6,203
United States	—	87,900	412,897	500,797

Total Asset-Backed Securities	—	92,428	414,572	507,000

Collateralized Mortgage Obligations
United States	—	503,895	2,700	506,595
Other Collateralized Mortgage Obligations	—	868	—	868

Total Collateralized Mortgage Obligations	—	504,763	2,700	507,463

Commercial Mortgage-Backed Securities
Cayman Islands	—	—	4,945	4,945
United States	—	62,973	53,699	116,672

Total Commercial Mortgage-Backed Securities	—	62,973	58,644	121,617

Convertible Bonds
United States	—	93,115	219	93,334
Other Convertible Bonds	—	88,187	—	88,187

Total Convertible Bonds	—	181,302	219	181,521

Corporate Bonds
Cayman Islands	—	—	695	695
United States	—	3,362,077	11,235	3,373,312
Other Corporate Bonds	—	700,084	—	700,084

Total Corporate Bonds	—	4,062,161	11,930	4,074,091

126	J.P. MORGAN FUNDS	OCTOBER 31, 2018

Income Builder Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Loan Assignments
United States	$—	$537,065	$1,543		$538,608
Other Loan Assignments	—	18,545	—		18,545

Total Loan Assignments	—	555,610	1,543		557,153

Foreign Government Securities	—	164,827	—		164,827
Mortgage-Backed Securities	—	511,152	—		511,152
U.S. Treasury Obligations	—	50,400	—		50,400
Supranational	—	949	—		949
Rights
United States	—	—	377		377
Warrants
United States	—	—	—	(a)	—	(a)
Short-Term Investments
Commercial Paper	—	7,742	—		7,742
Investment Companies	1,184,484	—	—		1,184,484
Time Deposit	—	4,500	—		4,500

Total Short-Term Investments	1,184,484	12,242	—		1,196,726

Total Investments in Securities	$3,527,654	$8,080,794	$501,914		$12,110,362

Appreciation in Other Financial Instruments
Futures Contracts	$19,364	$—	$—		$19,364

Depreciation in Other Financial Instruments
Futures Contracts	$(70,167)	$—	$—		$(70,167)

(a)	Value is zero.

There were no significant transfers among any levels during the year ended October 31, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

Global Allocation Fund	Balance as of October 31, 2017		Realized gain (loss)		Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2018
Investments in Securities
Asset-Backed Securities — Cayman Islands	$—		$—		$—	$—	$490	$—	$—	$—	$490
Asset-Backed Securities — United States	34,178		51		(251)	94	35,760	(12,980)	—	—	56,852
Collateralized Mortgage Obligations — United States	1,489		—		— (b)	8	—	(228)	—	—	1,269
Commercial Mortgage-Backed Securities — Cayman Islands	—		—		1	—	2,000	—	—	—	2,001
Commercial Mortgage-Backed Securities — United States	1,024		—		(92)	1	18,821	(1,602)	1,230	—	19,382
Common Stocks — Canada	—		—		113	—	200	—	—	—	313
Common Stocks — United States	—	(a)	—		(5)	—	19	—	—	—	14
Convertible Bond — United States	—		—	(b)	(2)	2	—	— (b)	69	—	69
Corporate Bonds — United States	596		(12)		(770)	15	2,460	(560)	—	(213)	1,516
Foreign Government Securities	698		65		(113)	40	810	(746)	—	—	754
Loan Assignments — United States	—		—		59	—	153	—	—	—	212
Preferred Stocks — United States	10		—		179	—	109	—	—	—	298
Rights — United States	18		—		(2)	—	—	—	—	—	16

Total	$38,013		$104		$(883)	$160	$60,822	$(16,116)	$1,299	$(213)	$83,186

OCTOBER 31, 2018	J.P. MORGAN FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

Income Builder Fund	Balance as of October 31, 2017		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2018
Investments in Securities
Asset-Backed Securities — Cayman Islands	$—		$—	$—	$—		$1,675	$—	$—	$—	$1,675
Asset-Backed Securities — United States	504,465		2,708	(8,834)	1,465		98,278	(206,319)	22,965	(1,831)	412,897
Collateralized Mortgage Obligations — United States	3,346		—	500	(889)		—	(257)	—	—	2,700
Commercial Mortgage-Backed Securities — Cayman Islands	—		—	(3)	—	(b)	4,948	—	—	—	4,945
Commercial Mortgage-Backed Securities — United States	43,653		450	(2,825)	12		38,941	(31,884)	5,352	—	53,699
Common Stocks — Canada	—		—	1,138	—		2,011	—	—	—	3,149
Common Stocks — Cayman Islands	—		—	87	—		—	—	—	—	87
Common Stocks — New Zealand	1,230		—	32	—		—	—	—	—	1,262
Common Stocks — United States	—	(b)	(12)	2,673	—		970	— (b)	—	—	3,631
Convertible Bonds — United States	—	(a)	(10)	5	6		(1)	(2)	221	—	219
Corporate Bonds — Canada	—	(a)	1	—	—		—	(1)	—	—	—
Corporate Bonds — Cayman Islands	—		—	(231)	17		909	—	—	—	695
Corporate Bonds — United States	6,749		(222)	(8,222)	34		18,828	(3,912)	—	(2,020)	11,235
Loan Assignments — United States	—	(b)	—	422	—		1,121	— (b)	—	—	1,543
Preferred Stocks — United States	3,235		—	(36)	—		1,389	(788)	—	—	3,800
Rights — United States	447		—	(70)	—		—	—	—	—	377
Warrants — United States	—	(a)	— (b)	— (b)	—		—	— (b)	—	—	—	(a)

Total	$563,125		$2,915	$(15,364)	$645		$169,069	$(243,163)	$28,538	$(3,851)	$501,914

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.
(b)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at October 31, 2018, which were valued using significant unobservable inputs (level 3) were as follows (amounts in thousands):

Value
Global Allocation Fund	$(730)
Income Builder Fund	(12,311)

These amounts are included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations.

Global Allocation Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at October 31, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (e)
	$54,453	Discounted Cash Flow	Constant Prepayment Rate	1.00% - 30.00% (10.37%)
			Constant Default Rate	0.00% - 6.38% (2.17%)
			Yield (Discount Rate of Cash Flows)	3.37% - 8.07% (4.42%)

Asset-Backed Securities	54,453

	19,382	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	4.26% - 49.37% (11.35%)

Commercial Mortgage Backed Securities	19,382

	1,270	Discounted Cash Flow	Constant Prepayment Rate	8.00% - 16.71% (10.93%)
			Constant Default Rate	0.25% - 2.45% (1.69%)
			Yield (Discount Rate of Cash Flows)	5.74% - 6.44% (5.99%)

Collateralized Mortgage Obligation	1,270

128	J.P. MORGAN FUNDS	OCTOBER 31, 2018

	Fair Value at October 31, 2018		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (e)
	$14		Terms of Exchange Offer	Expected Recovery	$8.23 ($8.23)
	—	(a)	Market Comparable Companies	EBITDA Multiple (b)	5.0x (5.0x)
			Market Comparable Companies	Liquidity Discount	30.00% (30.00%)

Common Stock	14

	88		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	8.05% - 33.03% (13.64%)
	—	(c)	Pending Distribution	Discount for Potential Outcome (d)	99.99% - 100.00% (99.99%)

Corporate Bonds	88

	—	(c)	Market Comparable Companies	EBITDA Multiple (b)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)

Preferred Stock	—	(c)

	19		Pending Distribution	Expected Recovery	100.00% (100.00%)

Loan Assignments	19

	2		Pending Distribution	Expected Distribution Amount	$0.049 ($0.049)

Rights	2

Total	$75,228

#

The table above does not include level 3 investments that are valued by brokers and pricing services. At October 31, 2018, the value of these investments was approximately $7,958,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Senior-ranking securities in the issuing entity capital structure result in this security being valued at zero.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Amount rounds to less than one thousand.
(d)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(e)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the constant prepayment rate may decrease or increase the fair value measurement.

Income Builder Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at October 31, 2018		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (e)
	$130		Terms of Exchange Offer	Expected Recovery	$8.23 ($8.23)
	—	(a)	Market Comparable Companies	EBITDA Multiple (b)	5.0x (5.0x)
			Market Comparable Companies	Liquidity Discount	30.00% (30.00%)

Common Stock	130

	3,799		Market Comparable Companies	EBITDA Multiple (b)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)

Preferred Stock	3,799

OCTOBER 31, 2018	J.P. MORGAN FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

	Fair Value at October 31, 2018		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (e)
	$644		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	8.05% - 33.03% (24.53%)
	1		Pending Distribution	Discount for Potential Outcome (c)	99.99% - 100.00% (99.99%)

Corporate Bond	645

	400,339		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (10.23%)
				Constant Default Rate	0.00% - 11.25% (2.49%)
				Yield (Discount Rate of Cash Flows)	2.53% - 10.69% (4.39%)

Asset-Backed Securities	400,339

	1,189		Discounted Cash Flow	Constant Prepayment Rate	7.00% - 20.38% (12.05%)
				Constant Default Rate	2.04% - 5.52% (3.39%)
				Yield (Discount Rate of Cash Flows)	5.63% - 22.88% (8.43%)

Collateralized Mortgage Obligations	1,189

	49,171		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	(43.00%) - 199.00% (8.83%)

Commercial Mortgage-Backed Securities	49,171

	—	(d)	Terms of Exchange Offer	Expected Recovery	0.00% (0.00%)

Warrants	—

	177		Pending Distribution	Expected Recovery	0.00% - 100.00% (100.00%)

Loan Assignments	177

Total	$455,450

#

The table above does not include level 3 investments that are valued by brokers and pricing services. At October 31, 2018, the value of these investments was approximately $46,464,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Senior-ranking securities in the issuing entity capital structure result in this security being valued at zero.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(d)	Value is zero.
(e)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, yield and default rate may decrease (increase) the fair value measurement. A significant change in the constant prepayment rate may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of October 31, 2018, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds which are advised by JPMIM or their affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the

130	J.P. MORGAN FUNDS	OCTOBER 31, 2018

issuers listed below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
Global Allocation Fund
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	$—	$69,248	$68,993	$(255)	$—	$—	—	$456	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.08% (a)(b)	—	1,055,888	872,249	—	—	183,639	183,639	1,904	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (a)(b)	240,842	1,444,939	1,628,564	—	—	57,217	57,217	1,667	—

Total	$240,842	$2,570,075	$2,569,806	$(255)	$—	$240,856		$4,027	$—

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
Income Builder Fund
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.08% (a)(b)	$—	$1,900,908	$729,054	$—	$—	$1,171,854	1,171,854	$3,790	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (a)(b)	239,514	1,498,265	1,725,149	—	—	12,630	12,630	1,957	—

Total	$239,514	$3,399,173	$2,454,203	$—	$—	$1,184,484		$5,747	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2018.

D. Loan Assignments — The Funds invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which they acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, the Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have their interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

E. Unfunded Commitments — The Funds have entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Funds to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.D). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative

OCTOBER 31, 2018	J.P. MORGAN FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Funds may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of interest income on the Statements of Operations.

At October 31, 2018, the Funds had the following loan commitments in which all or a portion of the commitment was unfunded which could be extended at the options of the borrower (amounts in thousands):

						Unfunded Commitment		Funded Commitment		Total Commitment
	Security Description	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Amount	Value	Par Amount	Value	Par Amount	Value
Global Allocation Fund	St. George’s University Scholastic Services LLC	Delayed Draw Term Loan	7/17/2025	3.500%	0.000%	$131	$132	$—	$—	$131	$132
Income Builder Fund	St. George’s University Scholastic Services LLC	Delayed Draw Term Loan	7/17/2025	3.500%	0.000%	253	255	—	—	253	255

F. Derivatives — The Funds used derivative instruments including futures, forward foreign currency exchange contracts, options and swaps in connection with their investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and will offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes F(1) — F(4) below describe the various derivatives used by the Funds.

(1). Options — Global Allocation Fund purchased and/or sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and records a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there

132	J.P. MORGAN FUNDS	OCTOBER 31, 2018

has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over the counter options. Cash collateral posted by the Fund is considered restricted.

(2). Futures Contracts — The Funds used index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds’ forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — Global Allocation Fund engaged in various swap transactions, including interest rate swaps, credit default swaps and total return basket swaps, to manage interest rate (e.g., duration, yield curve), credit risks and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral for OTC swaps.

The central clearing house acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearing house.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

Global Allocation Fund entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

Global Allocation Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.

Total Return Basket Swaps

Global Allocation Fund entered into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity.

Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs” and net dividends. Positions within the swap, accrued financing costs and net dividends, are part of the periodic reset. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty on swap contract on the Statements of Assets and Liabilities and as Net realized gain (loss) on transactions from swap on the Statements of Operations.

Swaps involve additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of the swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swap consists of securities that are

134	J.P. MORGAN FUNDS	OCTOBER 31, 2018

denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in the total return basket swap are concentrated with one counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the Statements of Assets and Liabilities).

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap and/or other receivables (payables) from gains/(losses) realized when the swap resets; and (v) other factors, as applicable. The value of the swap is reflected on the Statements of Assets and Liabilities as Outstanding swap contracts, at value. Changes in the value of the swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the Statements of Operations.

The total return basket swap contracts are subject to master netting arrangements. The Fund may be required to post or receive collateral for total return basket swaps.

(5). Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2018, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Allocation Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Centrally Cleared Swaps	OTC Swaps	Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$—	$966	$29,987	$—	$30,953
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	58	—	—	510	—	568
Foreign exchange contracts	Receivables	—	—	18	1,429	17,447	18,894
Credit contracts	Receivables	—	102	—	—	—	102

Total		$58	$102	$984	$31,926	$17,447	$50,517

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(233)	$—	$(27,559)	$—	$(27,792)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(51)	(8)	—	(6,304)	—	(6,363)
Foreign exchange contracts	Payables	—	—	—	(5,711)	(3,774)	(9,485)
Credit contracts	Payables	—	(183)	—	—	—	(183)

Total		$(51)	$(424)	$—	$(39,574)	$(3,774)	$(43,823)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2018 (amounts in thousands):

Global Allocation Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due To Counterparty (Not less than zero)
Australia & New Zealand Banking Group Limited	$180	$—	$—	$180
Barclays Bank plc	11,304	(286)	—	11,018
BNP Paribas	235	(68)	—	167
Citibank, NA	653	(653)	—	—
Credit Suisse International	54	(5)	—	49
Deutsche Bank AG	104	—	—	104
Goldman Sachs International	259	(259)	—	—
HSBC Bank, N.A.	439	(129)	—	310
Merrill Lynch International	991	(24)	—	967
Morgan Stanley	286	(22)	—	264
National Australia Bank Ltd.	33	(33)	—	—
Royal Bank of Canada	132	(16)	—	116
Standard Chartered Bank	22	(22)	—	—
State Street Corp.	2,745	(85)	—	2,660
TD Bank Financial Group	57	(57)	—	—
Union Bank of Switzerland AG	55	(55)	—	—

	$17,549	$(1,714)	$—	$15,835

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Bank of America, NA	$233	$—	$—	$233
Barclays Bank plc	286	(286)	—	—
BNP Paribas	68	(68)	—	—
Citibank, NA	700	(653)	—	47
Credit Suisse International	5	(5)	—	—
Goldman Sachs International	466	(259)	—	207
HSBC Bank, N.A.	129	(129)	—	—
Merrill Lynch International	24	(24)	—	—
Morgan Stanley	22	(22)	—	—
National Australia Bank Ltd.	1,455	(33)	—	1,422
Royal Bank of Canada	16	(16)	—	—
Standard Chartered Bank	69	(22)	—	47
State Street Corp.	85	(85)	—	—
TD Bank Financial Group	501	(57)	—	444
Union Bank of Switzerland AG	139	(55)	—	84

	$4,198	$(1,714)	$—	$2,484

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

136	J.P. MORGAN FUNDS	OCTOBER 31, 2018

Income Builder Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$12,048
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	7,316

Total		$19,364

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(24,485)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(45,682)

Total		$(70,167)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2018, by primary underlying risk exposure (amounts in thousands):

Global Allocation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Equity contracts	$(17,209)	$21,315	$—	$(867)	$3,239
Foreign exchange contracts	467	(12,186)	21,790	—	10,071
Interest rate contracts	—	71	—	127	198
Credit contracts	—	—	—	(90)	(90)

Total	$(16,742)	$9,200	$21,790	$(830)	$13,418

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Equity contracts	$(18,618)	$8,950	$—	$(503)	$(10,171)
Foreign exchange contracts	(60)	2,387	3,275	—	5,602
Interest rate contracts	—	(6,239)	—	(1)	(6,240)
Credit contracts	—	—	—	60	60

Total	$(18,678)	$5,098	$3,275	$(444)	$(10,749)

Income Builder Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of the Operations
Derivative Contracts	Futures Contracts
Equity contracts	$21,445
Foreign exchange contracts	7,875
Interest rate contracts	40,970

Total	$70,290

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of the Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(12,545)
Foreign exchange contracts	(993)
Interest rate contracts	(53,332)

Total	$(66,870)

OCTOBER 31, 2018	J.P. MORGAN FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts, forward foreign currency exchange contracts, options and swaps activity during the year ended October 31, 2018. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands):

	Global Allocation Fund		Income Builder Fund
Futures Contracts:

Equity
Average Notional Balance Long	$210,487		$88,427
Average Notional Balance Short	413,008		251,624	(a)
Ending Notional Balance Long	382,469		322,423
Ending Notional Balance Short	614,033		297,434

Foreign Exchange
Average Notional Balance Long	220,004		—
Average Notional Balance Short	65,445	(b)	460,072
Ending Notional Balance Long	341,201		—
Ending Notional Balance Short	64,035		327,939

Interest
Average Notional Balance Long	115,925		523,006	(a)
Average Notional Balance Short	92,526		865,782	(c)
Ending Notional Balance Long	145,109		641,639
Ending Notional Balance Short	110,051		—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	154,671		—
Average Settlement Value Sold	605,868		—
Ending Settlement Value Purchased	220,115		—
Ending Settlement Value Sold	793,116		—

Exchange-Traded Options:
Average Number of Contracts Purchased	50,236		—
Average Number of Contracts Written	78	(d)	—
Ending Number of Contracts Purchased	1,231		—

Swaptions & OTC Options:
Average Notional Balance Purchased	32,407		—
Average Notional Balance Written	9,584		—
Ending Notional Balance Purchased	18,455		—

Interest Rate-Related Swaps:
Average Notional Balance — Pays Fixed Rate	6,247		—
Average Notional Balance — Receives Fixed Rate	10,323		—
Ending Notional Balance — Pays Fixed Rate	3,940		—
Ending Notional Balance — Receives Fixed Rate	2,140		—

Credit Default Swaps:
Average Notional Balance — Buy Protection	9,863		—
Ending Notional Balance — Buy Protection	12,170		—

Total Return Basket Swaps:
Average Notional Balance Long	34,174		—
Ending Notional Balance Long	41,809		—

(a)	For the period July 1, 2018 through October 31, 2018.
(b)	For the period May 1, 2018 through October 31, 2018.
(c)	For the period November 1, 2017 through March 31, 2018.
(d)	For the period November 1, 2017 through December 31, 2017.

138	J.P. MORGAN FUNDS	OCTOBER 31, 2018

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC swap contracts, non-deliverable forward foreign currency exchange contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties, cash collateral posted by the Funds is invested in an affiliated money market fund. Otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Funds is held in escrow in accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, which provides collateral management services to the Fund (See Note 3.F.). These amounts are not reflected on the Funds’ Statements of Assets and Liabilities.

G. Short Sales — Global Allocation Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates. As of October 31, 2018, the Fund had outstanding short sales as listed on the SOI.

H. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Security gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend. The Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income from non-affiliates on the Statements of Operations.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended October 31, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R6		Class T		Total
Global Allocation Fund
Transfer agency fees	$25	$29	$30	$1	$1		$—	(a)	$86
Income Builder Fund
Transfer agency fees	128	152	46	n/a	—	(a)	—	(a)	326

(a)	Amount rounds to less than one thousand.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly for Income Builder Fund and quarterly for Global Allocation Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Global Allocation Fund	$1	$23,934	$(23,935)
Income Builder Fund	(3)	16,947	(16,944)

The reclassifications for the Funds relate primarily to dirty priced bonds, foreign currency gains or losses, investments in swap contracts and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Global Allocation Fund	0.60%
Income Builder Fund	0.45

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

140	J.P. MORGAN FUNDS	OCTOBER 31, 2018

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2, Class R3 and Class T Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3	Class T
Global Allocation Fund	0.25%	0.75%	0.50%	0.25%	0.25%
Income Builder Fund	0.25	0.75	n/a	n/a	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Global Allocation Fund	$215	$2
Income Builder Fund	739	3

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class T
Global Allocation Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%	0.25%
Income Builder Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Global Allocation Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2		Class R3		Class R4		Class R5		Class R6	Class T
Global Allocation Fund	1.03%	1.53%	0.78%	1.40	%*	1.15	%**	0.90	%**	0.75	%**	0.65%	1.03%
Income Builder Fund	0.75	1.25	0.60	n/a		n/a		n/a		n/a		0.52	0.75

*	Effective March 1, 2018, the contractual expense limitation increased from 1.28% to 1.40% for Class R2 Shares of the Global Allocation Fund and will be in place until at least February 28, 2019.
**

The contractual expense limitations for Class R3, Class R4 and Class R5 Shares of the Global Allocation Fund were in effect for the year ended October 31, 2018 and are in place until at least September 30, 2019.

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2018 and are in place until at least February 28, 2019.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

For the year ended October 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Global Allocation Fund	$1,564	$1,043	$3,408	$6,015	$1
Income Builder Fund	4,781	3,185	27,158	35,124	279

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2018 were as follows (amounts in thousands):

Global Allocation Fund	$407
Income Builder Fund	546

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2018, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2018, the Funds did not incur brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2018, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Global Allocation Fund	$4,115,742	$2,948,461	$123,574	$148,526	$642,561	$628,754
Income Builder Fund	7,252,206	8,163,706	17,804	35,363	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Allocation Fund*	$3,381,253	$242,943	$192,278	$50,665
Income Builder Fund	11,856,170	646,344	442,955	203,389

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, investments in perpetual bonds, mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of options and investments in PFICs.

142	J.P. MORGAN FUNDS	OCTOBER 31, 2018

The tax character of distributions paid during the year ended October 31, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Global Allocation Fund	$72,079	$23,820	$95,899
Income Builder Fund	501,026	—	501,026

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Global Allocation Fund	$30,006	$—	$30,006
Income Builder Fund	476,596	—	476,596

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Global Allocation Fund	$38,010	$(37,636)	$37,976
Income Builder Fund	15,486	(27,807)	201,887

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of options, straddle loss deferrals, investments in perpetual bonds and investments in PFICs.

As of October 31, 2018, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Global Allocation Fund	$37,636	$—
Income Builder Fund	27,807	—

During the year ended October 31, 2018, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Income Builder Fund	$294,582	$7,521

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended October 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2018, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Global Allocation Fund	—	—	6	24.1%
Income Builder Fund	3	15.6%	5	25.2

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject each Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates and may continue to do so, the Funds may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and To-Be-Announced securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Funds invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

144	J.P. MORGAN FUNDS	OCTOBER 31, 2018

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	145

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Global Allocation Fund and JPMorgan Income Builder Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Global Allocation Fund and JPMorgan Income Builder Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included physical inspection of securities owned as of October 31, 2018 and held by the custodian and confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

December 21, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

146	J.P. MORGAN FUNDS	OCTOBER 31, 2018

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	136	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	136	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher* (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	136	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	136	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington** (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (serving in various roles 1984-2012).	136	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	136	None

OCTOBER 31, 2018	J.P. MORGAN FUNDS	147

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner*** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	136	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	136	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	136	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	136	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	136	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	136	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	136	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

148	J.P. MORGAN FUNDS	OCTOBER 31, 2018

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (serving in various roles 1968-1998).	136	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (136 funds).

*	Ms. Gallagher became a Trustee effective November 1, 2018.

**

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

***

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	149

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

150	J.P. MORGAN FUNDS	OCTOBER 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2018, and continued to hold your shares at the end of the reporting period, October 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Global Allocation Fund
Class A
Actual*	$1,000.00	$964.70	$5.30	1.07%
Hypothetical*	1,000.00	1,019.81	5.45	1.07
Class C
Actual*	1,000.00	961.90	7.76	1.57
Hypothetical*	1,000.00	1,017.29	7.98	1.57
Class I
Actual*	1,000.00	965.60	4.11	0.83
Hypothetical*	1,000.00	1,021.02	4.23	0.83
Class R2
Actual*	1,000.00	962.80	7.17	1.45
Hypothetical*	1,000.00	1,017.90	7.37	1.45
Class R3
Actual**	1,000.00	953.90	0.99	1.24
Hypothetical*	1,000.00	1,019.00	6.26	1.24
Class R4
Actual**	1,000.00	954.20	0.79	0.99
Hypothetical*	1,000.00	1,020.27	4.99	0.99
Class R5
Actual**	1,000.00	954.40	0.59	0.74
Hypothetical*	1,000.00	1,021.53	3.72	0.74
Class R6
Actual*	1,000.00	966.70	3.47	0.70
Hypothetical*	1,000.00	1,021.68	3.57	0.70

OCTOBER 31, 2018	J.P. MORGAN FUNDS	151

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Income Builder Fund
Class A
Actual*	$1,000.00	$984.40	$3.75	0.75%
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class C
Actual*	1,000.00	981.90	6.24	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class I
Actual*	1,000.00	985.20	3.00	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class R6
Actual*	1,000.00	985.70	2.50	0.50
Hypothetical*	1,000.00	1,022.68	2.55	0.50

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 30/365 (to reflect the actual period). Commencement of operations was October 1, 2018.

152	J.P. MORGAN FUNDS	OCTOBER 31, 2018

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for each Fund and the other J.P. Morgan Funds overseen by the Board in which the Funds may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to each Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to each Fund and Underlying

OCTOBER 31, 2018	J.P. MORGAN FUNDS	153

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to each Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser and the Adviser, earn fees from each Fund and/or Underlying Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for each Fund and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which each Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory,

154	J.P. MORGAN FUNDS	OCTOBER 31, 2018

legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for each Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of each Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for each Fund at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis prepared by the independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Global Allocation Fund’s performance for Class A shares was in the first, first and second quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the first, second and second quintiles based upon the Peer Group, and in the first, first and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Income Builder Fund’s performance for Class A shares was in the third, first and fourth quintiles based upon the Peer Group, and in the third, second and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that performance for Class I shares was in the fourth, second and second quintiles based upon the Peer Group, and in the third, second and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the Fee Caps currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Global Allocation Fund’s net advisory fee for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and third quintiles based upon the Peer Group and Universe, respectively, and the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund invests.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	155

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that the Income Builder Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for

Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund may invest.

156	J.P. MORGAN FUNDS	OCTOBER 31, 2018

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2018:

Dividends Received Deduction
JPMorgan Global Allocation Fund	14.72%
JPMorgan Income Builder Fund	10.85

Long Term Capital Gain

The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2018 (amounts in thousands):

Long-Term Capital Gain
JPMorgan Global Allocation Fund	$23,820

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2018 (amounts in thousands):

Qualified Dividend Income
JPMorgan Global Allocation Fund	$40,258
JPMorgan Income Builder Fund	173,095

OCTOBER 31, 2018	J.P. MORGAN FUNDS	157

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. October 2018	AN-IB-GAL-1018

Annual Report

J.P. Morgan Funds

October 31, 2018

JPMorgan Emerging Markets Strategic Debt Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 30, 2018 (Unaudited)

Dear Shareholders,

While the global economic expansion continued, it also became less balanced as European economies slowed and several large emerging market nations struggled with rising interest rates, global trade tensions and/or political uncertainty.

“Record high corporate earnings and continued low inflation provided support for U.S. equity prices, but global financial markets experienced increased volatility throughout 2018 as equity and bond prices slumped in both developed and emerging markets.”

U.S. growth largely outpaced other developed markets during the twelve months ended October 31, 2018 and the synchronized growth that characterized the global economy in 2017 had largely dissipated by the end of the period. Record high corporate earnings and continued low inflation provided support for U.S. equity prices, but global financial markets experienced increased volatility throughout 2018 as equity and bond prices slumped in both developed and emerging markets.

The current U.S. economic expansion became the second longest on record in May 2018 and in July 2018 entered its ninth year. Gross domestic product (GDP) in the U.S. rose an estimated 3.5% for the third quarter of 2018, following a strong showing of 4.2% growth in the second quarter. Already-low unemployment in the U.S. fell to 3.7% in the final two months of the reporting period — a level not seen since the late 1960s — and wage growth jumped 3.2% for production and nonsupervisory workers in October to its highest level since 2009. This helped drive U.S. consumer confidence to its highest levels in 18 years.

Against this backdrop, the U.S. Federal Reserve (the “Fed”) raised interest rates four times during the reporting period and indicated it would raise rates once more by the end of 2018. Importantly, inflation remained subdued throughout the reporting period, which allowed the Fed to provide investors with a relatively steady and predictable path toward higher interest rates.

Across Europe, economic growth slowed during the reporting period, pinched by trade tensions with the U.S. and political uncertainty within the European Union (EU). The 19-nation euro area’s GDP growth reached 2.7% in the fourth quarter of 2017, then slowed in subsequent quarters and fell to an estimated 1.6% in the third quarter of 2018. Unusually cold weather and labor unrest in France and Germany in early 2018 were initially blamed for slowing growth, but subsequent data pointed to a drop in export growth in the EU.

The impending U.K. “Brexit” from the EU — with or without a bilateral agreement — also weighed on investor and business sentiment. While negotiations continued between the U.K. and the EU, disagreement over U.K. Prime Minister Theresa May’s draft agreement led to a rift within her Conservative Party subsequent to the end of the reporting period. The March 2018 election of a “euro-sceptic” populist government in Italy also added to uncertainty across Europe.

While rising global energy prices helped oil exporting nations, those emerging market nations that are most reliant on foreign debt financing were hurt by rising borrowing costs and a stronger U.S. dollar. Argentina, Brazil, Turkey, South Africa and Indonesia experienced weakness in their currencies as investors pulled capital out of those markets. While China’s economy continued to grow, policy curbs on domestic credit growth early in the reporting period and rising trade tariffs between China and the U.S. in the latter portion of the reporting period were believed to have weighed on China’s economy.

Overall, financial markets outside the U.S. suffered from increased volatility and capital outflows, particularly in the latter part of the reporting period. The MSCI Emerging Markets Index returned -12.2% and the MSCI EAFE Index of non-U.S. developed market equity returned -6.4%. The S&P 500 Index returned 7.35%. Bond markets also underperformed U.S. equity and the Bloomberg Barclays Emerging Markets Debt Index returned -3.39% and the Bloomberg Barclays U.S. Aggregate Index returned -2.05%.

In October 2018, the International Monetary Fund revised downward its forecast for global economic growth to 3.7% for both 2018 and 2019. The organization noted that as the global expansion has continued, the risks from rising trade barriers, higher borrowing costs, elevated petroleum prices and geo-political factors have increased while the potential for positive surprises has receded. Meanwhile, global unemployment continued to shrink through the end of October 2018 and corporate profits, particularly in the U.S., remained elevated.

We believe that among the best tools for navigating the current market environment are a well-diversified investment portfolio and a long term view. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2018	J.P. MORGAN FUNDS	1

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(4.71)%
J.P. Morgan Emerging Markets Bond Index Global Diversified	(4.39)%
Emerging Markets Strategic Debt Composite Benchmark	(4.21)%

Net Assets as of 10/31/2018 (In Thousands)	$685,205
Duration as of 10/31/2018	5.2 years

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Strategic Debt Fund (the “Fund”) seeks to provide total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares had a negative absolute performance and underperformed the J.P. Morgan Emerging Markets Bond Index Global Diversified (the “Index”) for the twelve months ended October 31, 2018.

Relative to the Index, the Fund’s overweight allocation to local currency denominated bonds and emerging market corporate bonds detracted from performance amid rising borrowing costs and currency devaluations in select emerging market nations. The Fund’s country and security selection in emerging market sovereign bonds was a positive contributor to relative performance.

The Fund’s overweight to positions in Mexico, Argentina, and Turkey detracted from performance relative to the index. In Mexico, corporate bond prices fell as political sentiment turned negative toward the end of the reporting period. In Argentina, bond prices continued to suffer from political uncertainty and rising borrowing costs. The Fund’s security selection in

Venezuela hurt relative performance due to continued deterioration in value of the country’s sovereign debt and the lack of debt restructuring and recovery values.

The Fund’s overweight positions in Brazil and Angola were leading contributors to relative performance. Bond prices in Brazil rose in response to the election of Jair Bolsonaro as the country’s next president. In Angola, bond prices rose as President Joao Lourenco’s first year in office included anti-corruption efforts and an agreement for further reforms in exchange for financial support from the International Monetary Fund. The Fund’s underweight position in Zambia also contributed to relative performance as the broader sell-off in emerging markets during the reporting period was particularly acute there.

HOW WAS THE FUND POSITIONED?

The Fund invested primarily in debt securities from emerging market countries that the Fund’s portfolio managers believed had the potential to provide total return. At the end of the reporting period, the Fund was overweight in the currencies of Russia, Egypt and Mexico and underweight in the currencies of China, South Africa and South Korea. In terms of sovereign debt, the Fund was overweight in Mexico, Qatar and Serbia and was underweight in Poland, Malaysia and the Philippines.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2018

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	65.2%
Corporate Bonds	32.2
Options Purchased	0.0	(a)
Short-Term Investments	2.6

PORTFOLIO COMPOSITION BY COUNTRY***
Mexico	7.3%
Argentina	4.3
Colombia	3.6
Ukraine	3.4
Kazakhstan	3.3
South Africa	3.3
Indonesia	3.1
China	3.1
Turkey	2.9
Hungary	2.8
Lebanon	2.6
Brazil	2.5
Egypt	2.2
Serbia	2.2
Azerbaijan	2.1
Ecuador	2.0
Qatar	1.9
El Salvador	1.9
Russia	1.8
Angola	1.8
Peru	1.7
Panama	1.7
Dominican Republic	1.7
Nigeria	1.6
Kenya	1.5
Iraq	1.5
Uruguay	1.4
Sri Lanka	1.4
Oman	1.3
Paraguay	1.3
Venezuela, Bolivarian Republic of	1.2
Belarus	1.2
Jamaica	1.1
Croatia	1.1
Honduras	1.0
Romania	1.0
Jordan	1.0
Others (each less than 1.0%)	16.6
Short-Term Investments	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.
(a)	Amount rounds to less than 0.1%.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	3

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	June 29, 2012
With Sales Charge*		(8.47)%	(4.06)%	(3.40)%
Without Sales Charge		(4.95)	(3.32)	(2.81)
CLASS C SHARES	June 29, 2012
With CDSC**		(6.38)	(3.81)	(3.30)
Without CDSC		(5.38)	(3.81)	(3.30)
CLASS I SHARES	June 29, 2012	(4.71)	(3.09)	(2.58)
CLASS R2 SHARES	June 29, 2012	(5.11)	(3.56)	(3.05)
CLASS R5 SHARES	June 29, 2012	(4.53)	(2.90)	(2.38)
CLASS R6 SHARES	June 29, 2012	(4.45)	(2.84)	(2.32)

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/29/12 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111. Effective September 30, 2016, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

The Fund commenced operations on June 29, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Emerging Markets Strategic Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, Emerging Markets Strategic Debt Composite Benchmark and the Lipper Emerging Markets Local Currency Debt Funds Index from June 29, 2012 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Emerging Markets Strategic Debt Composite Benchmark does not reflect the deduction of expenses associated with a fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of fund expenses, including sales charges if applicable. The performance of the Lipper Emerging Markets Local Currency Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds and Eurobonds. The diversified index limits the exposure of some of the larger countries. The Emerging Markets Strategic Debt Composite Benchmark is comprised of unmanaged indices that include an equally weighted average of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. The Lipper Emerging Markets Local Currency Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2018

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — 64.7%
Albania — 0.4%
Republic of Albania 3.50%, 10/9/2025 (a)	EUR2,228	2,515

Angola — 1.7%
Republic of Angola
7.00%, 8/17/2019 (b)	3,325	3,335
9.50%, 11/12/2025 (b)	2,400	2,643
8.25%, 5/9/2028 (b)	1,805	1,803
9.38%, 5/8/2048 (a)	2,120	2,128
9.38%, 5/8/2048 (b)	2,000	2,007

		11,916

Argentina — 3.3%
Bonos de la Nacion Argentina con Ajuste por CER 4.06%, 3/6/2020 (d)	ARS 67,124	2,213
Provincia de Buenos Aires
5.75%, 6/15/2019 (b)	4,000	3,960
9.95%, 6/9/2021 (b)	1,663	1,626
Provincia de Cordoba
7.13%, 6/10/2021 (b)	500	459
7.45%, 9/1/2024 (b)	1,400	1,176
Republic of Argentina
6.88%, 4/22/2021	2,500	2,394
5.88%, 1/11/2028	1,200	932
6.63%, 7/6/2028	5,500	4,386
8.28%, 12/31/2033	1,839	1,586
7.13%, 7/6/2036	603	463
7.63%, 4/22/2046	2,598	2,046
6.88%, 1/11/2048	1,375	1,014
7.13%, 6/28/2117	182	136

		22,391

Armenia — 0.1%
Republic of Armenia 7.15%, 3/26/2025 (b)	900	939

Azerbaijan — 1.0%
Republic of Azerbaijan
4.75%, 3/18/2024 (b)	3,149	3,098
3.50%, 9/1/2032 (a)	3,286	2,694
3.50%, 9/1/2032 (b)	1,400	1,148

		6,940

Belarus — 1.2%
Republic of Belarus
6.88%, 2/28/2023 (b)	990	1,020
7.63%, 6/29/2027 (b)	4,300	4,547
7.63%, 6/29/2027 (a)	2,430	2,570

		8,137

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Bermuda — 0.2%
Republic of Bermuda 4.85%, 2/6/2024 (b)	1,300	1,336

Bolivia, Plurinational State of — 0.2%
Plurinational State of Bolivia 4.50%, 3/20/2028 (b)	1,600	1,430

Brazil — 1.3%
Federative Republic of Brazil
6.00%, 4/7/2026	3,200	3,352
4.63%, 1/13/2028	2,500	2,350
5.00%, 1/27/2045	3,600	3,001

		8,703

China — 0.7%
People’s Republic of China
2.36%, 8/18/2021 (b)	CNY5,000	690
3.80%, 7/9/2023 (b)	CNY 28,500	4,084

		4,774

Colombia — 2.1%
Republic of Colombia
2.63%, 3/15/2023	1,600	1,505
4.00%, 2/26/2024	1,800	1,776
4.50%, 1/28/2026	1,100	1,100
3.88%, 4/25/2027	1,600	1,522
4.50%, 3/15/2029	528	520
7.38%, 9/18/2037	1,000	1,213
5.00%, 6/15/2045	6,971	6,612

		14,248

Costa Rica — 0.7%
Instituto Costarricense de Electricidad
6.95%, 11/10/2021 (b)	600	572
6.38%, 5/15/2043 (b)	1,100	780
Republic of Costa Rica
4.25%, 1/26/2023 (b)	900	784
4.38%, 4/30/2025 (b)	897	738
7.00%, 4/4/2044 (b)	1,827	1,500
7.16%, 3/12/2045 (b)	507	423

		4,797

Croatia — 1.1%
Republic of Croatia
6.75%, 11/5/2019 (b)	1,900	1,955
6.38%, 3/24/2021 (b)	3,000	3,150
6.00%, 1/26/2024 (b)	1,991	2,140

		7,245

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	5

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Dominican Republic — 1.7%
Government of Dominican Republic
5.88%, 4/18/2024 (b)	2,500	2,534
6.88%, 1/29/2026 (b)	5,500	5,775
5.95%, 1/25/2027 (b)	400	398
7.45%, 4/30/2044 (b)	2,176	2,265
6.50%, 2/15/2048 (a)	450	423

		11,395

Ecuador — 1.3%
Republic of Ecuador
10.50%, 3/24/2020 (b)	600	614
10.75%, 3/28/2022 (b)	1,200	1,239
8.75%, 6/2/2023 (b)	1,100	1,043
9.65%, 12/13/2026 (b)	1,200	1,122
9.63%, 6/2/2027 (b)	705	652
8.88%, 10/23/2027 (b)	2,400	2,130
8.88%, 10/23/2027 (a)	700	621
7.88%, 1/23/2028 (b)	2,000	1,680

		9,101

Egypt — 2.2%
Republic of Egypt
6.13%, 1/31/2022 (b)	1,800	1,778
5.88%, 6/11/2025 (b)	2,800	2,618
7.50%, 1/31/2027 (b)	3,500	3,421
8.50%, 1/31/2047 (b)	2,483	2,343
7.90%, 2/21/2048 (b)	5,650	5,064

		15,224

El Salvador — 1.8%
Republic of El Salvador
7.38%, 12/1/2019 (b)	5,278	5,269
7.75%, 1/24/2023 (b)	2,120	2,134
5.88%, 1/30/2025 (b)	620	554
6.38%, 1/18/2027 (b)	150	134
8.25%, 4/10/2032 (b)	1,158	1,130
7.65%, 6/15/2035 (b)	2,317	2,120
7.63%, 2/1/2041 (b)	1,427	1,295

		12,636

Ethiopia — 0.6%
Republic of Ethiopia 6.63%, 12/11/2024 (b)	4,200	4,090

Gabon — 0.6%
Republic of Gabonese
6.38%, 12/12/2024 (b)	2,500	2,275
6.95%, 6/16/2025 (b)	2,000	1,835

		4,110

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Georgia — 0.1%
Republic of Georgia 6.88%, 4/12/2021 (b)	400	418

Ghana — 0.5%
Republic of Ghana 8.63%, 6/16/2049 (b)	3,800	3,563

Honduras — 1.0%
Republic of Honduras
8.75%, 12/16/2020 (b)	2,400	2,580
7.50%, 3/15/2024 (b)	1,000	1,055
6.25%, 1/19/2027 (b)	3,083	3,029

		6,664

Hungary — 2.6%
Republic of Hungary
5.75%, 11/22/2023	3,624	3,881
5.38%, 3/25/2024	6,100	6,469
3.00%, 6/26/2024	HUF259,160	908
5.50%, 6/24/2025	HUF 1,724,010	6,847

		18,105

Indonesia — 1.6%
Republic of Indonesia
5.88%, 1/15/2024 (b)	3,700	3,890
4.13%, 1/15/2025 (b)	1,400	1,342
4.35%, 1/8/2027 (b)	2,300	2,205
6.63%, 2/17/2037 (b)	1,600	1,790
6.75%, 1/15/2044 (b)	1,500	1,723

		10,950

Iraq — 1.5%
Republic of Iraq
6.75%, 3/9/2023 (b)	2,620	2,551
5.80%, 1/15/2028 (b)	8,455	7,758

		10,309

Ivory Coast — 0.5%
Republic of Cote d’Ivoire
5.38%, 7/23/2024 (b)	400	373
6.38%, 3/3/2028 (b)	200	185
5.75%, 12/31/2032 (b) (c)	2,128	1,923
6.63%, 3/22/2048 (b)	EUR1,200	1,211

		3,692

Jamaica — 1.1%
Government of Jamaica
8.00%, 6/24/2019	170	174
6.75%, 4/28/2028	1,600	1,730
8.00%, 3/15/2039	2,611	3,029
7.88%, 7/28/2045	2,000	2,317

		7,250

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Jordan — 1.0%
Hashemite Kingdom of Jordan 7.38%, 10/10/2047 (b)	5,500	4,957
Kingdom of Jordan
6.13%, 1/29/2026 (b)	794	758
5.75%, 1/31/2027 (b)	1,006	924

		6,639

Kazakhstan — 1.1%
Republic of Kazakhstan
Zero Coupon, 3/15/2019‡ (a)	KZT 1,416,000	3,772
3.88%, 10/14/2024 (b)	752	754
5.13%, 7/21/2025 (b)	1,500	1,579
4.88%, 10/14/2044 (b)	1,100	1,078
6.50%, 7/21/2045 (b)	600	714

		7,897

Kenya — 1.5%
Republic of Kenya
5.88%, 6/24/2019 (b)	3,130	3,140
6.88%, 6/24/2024 (b)	3,500	3,408
7.25%, 2/28/2028 (b)	1,944	1,832
8.25%, 2/28/2048 (b)	2,134	1,948

		10,328

Lebanon — 2.6%
Republic of Lebanon
5.15%, 11/12/2018 (b)	2,900	2,893
5.45%, 11/28/2019 (b)	1,015	974
6.38%, 3/9/2020	4,007	3,842
5.80%, 4/14/2020 (b)	4,000	3,790
8.25%, 4/12/2021 (b)	3,697	3,526
6.00%, 1/27/2023 (b)	1,308	1,121
6.65%, 11/3/2028 (b)	1,918	1,513

		17,659

Macedonia, the Former Yugoslav Republic of — 0.3%
Former Yugoslav Republic of Macedonia 2.75%, 1/18/2025 (a)	EUR632	693
Republic of Macedonia 2.75%, 1/18/2025 (b)	EUR1,400	1,534

		2,227

Mexico — 1.7%
United Mexican States
3.60%, 1/30/2025	1,000	945
4.15%, 3/28/2027	1,300	1,239
7.50%, 6/3/2027	MXN70,000	3,188

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mexico — continued
3.75%, 1/11/2028	700	645
5.55%, 1/21/2045	3,490	3,450
4.60%, 1/23/2046	1,000	870
4.60%, 2/10/2048	1,100	956
5.75%, 10/12/2110	400	370

		11,663

Mongolia — 0.9%
Mongolia Government Bond
10.88%, 4/6/2021 (b)	1,900	2,107
5.63%, 5/1/2023 (a)	1,940	1,838
8.75%, 3/9/2024 (b)	1,700	1,821
8.75%, 3/9/2024 (a)	200	214

		5,980

Montenegro — 0.3%
Republic of Montenegro
3.38%, 4/21/2025 (a)	EUR 1,750	1,955
3.38%, 4/21/2025 (b)	EUR273	304

		2,259

Morocco — 0.1%
Kingdom of Morocco 5.50%, 12/11/2042 (b)	900	911

Nigeria — 1.2%
Republic of Nigeria
6.75%, 1/28/2021 (b)	800	823
6.50%, 11/28/2027 (b)	3,700	3,395
7.14%, 2/23/2030 (b)	708	650
7.70%, 2/23/2038 (a)	882	795
7.70%, 2/23/2038 (b)	500	451
7.63%, 11/28/2047 (a)	1,510	1,333
7.63%, 11/28/2047 (b)	1,000	882

		8,329

Oman — 1.2%
Oman Government Bond
3.63%, 6/15/2021 (b)	216	211
4.13%, 1/17/2023 (b)	1,800	1,723
4.75%, 6/15/2026 (b)	4,000	3,680
5.38%, 3/8/2027 (b)	1,900	1,791
6.75%, 1/17/2048 (a)	700	637

		8,042

Pakistan — 0.8%
Republic of Pakistan
7.25%, 4/15/2019 (b)	5,000	5,006
8.25%, 4/15/2024 (b)	200	204

		5,210

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	7

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Panama — 1.6%
Republic of Panama
9.38%, 4/1/2029	1,400	1,933
6.70%, 1/26/2036	3,000	3,605
4.50%, 5/15/2047	1,700	1,593
4.30%, 4/29/2053	4,050	3,627

		10,758

Paraguay — 1.2%
Republic of Paraguay
4.63%, 1/25/2023 (b)	1,800	1,798
5.00%, 4/15/2026 (b)	2,000	1,990
6.10%, 8/11/2044 (b)	4,137	4,162
5.60%, 3/13/2048 (b)	240	228
Republic of Uruguay
4.70%, 3/27/2027 (b)	400	389

		8,567

Peru — 0.3%
Republic of Peru 8.75%, 11/21/2033	1,400	2,000

Romania — 1.0%
Republic of Romania
6.75%, 2/7/2022 (b)	200	215
4.38%, 8/22/2023 (b)	2,250	2,242
4.88%, 1/22/2024 (b)	2,300	2,337
5.13%, 6/15/2048 (b)	2,000	1,848

		6,642

Russia — 1.7%
Russian Federation
4.88%, 9/16/2023 (b)	5,200	5,310
5.88%, 9/16/2043 (b)	6,000	6,293

		11,603

Saudi Arabia — 0.9%
Kingdom of Saudi Arabia
3.25%, 10/26/2026 (b)	3,400	3,141
4.63%, 10/4/2047 (b)	2,100	1,927
5.00%, 4/17/2049 (b)	1,248	1,198

		6,266

Senegal — 0.9%
Republic of Senegal
6.25%, 5/23/2033 (b)	5,006	4,305
6.75%, 3/13/2048 (b)	1,290	1,063
6.75%, 3/13/2048 (a)	923	760

		6,128

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Serbia — 2.1%
Republic of Serbia
4.88%, 2/25/2020 (b)	6,675	6,725
7.25%, 9/28/2021 (b)	7,400	7,964

		14,689

South Africa — 1.8%
Republic of South Africa
5.50%, 3/9/2020	1,000	1,009
5.88%, 5/30/2022	600	613
5.88%, 9/16/2025	1,400	1,381
4.30%, 10/12/2028	2,500	2,131
6.50%, 2/28/2041	ZAR 53,155	2,425
6.25%, 3/8/2041	1,200	1,116
5.38%, 7/24/2044	3,300	2,739
5.00%, 10/12/2046	900	718

		12,132

Sri Lanka — 1.4%
Republic of Sri Lanka
6.25%, 10/4/2020 (b)	2,900	2,781
6.25%, 7/27/2021 (b)	2,200	2,088
5.75%, 4/18/2023 (b)	2,700	2,430
5.75%, 4/18/2023 (a)	2,040	1,836
6.85%, 11/3/2025 (b)	500	452

		9,587

Tajikistan — 0.2%
Republic of Tajikistan International Bond
7.13%, 9/14/2027 (b)	1,300	1,154
7.13%, 9/14/2027 (a)	320	284

		1,438

Turkey — 2.4%
Republic of Turkey
7.00%, 3/11/2019	2,300	2,311
6.25%, 9/26/2022	500	485
3.25%, 3/23/2023	5,068	4,346
5.75%, 3/22/2024	2,000	1,868
4.25%, 4/14/2026	3,100	2,558
4.88%, 10/9/2026	1,250	1,061
5.13%, 2/17/2028	1,900	1,603
6.00%, 1/14/2041	1,000	795
4.88%, 4/16/2043	2,100	1,496

		16,523

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Ukraine — 3.1%
Republic of Ukraine
7.75%, 9/1/2019 (b)	819	822
7.75%, 9/1/2020 (b)	3,500	3,474
7.75%, 9/1/2022 (b)	246	239
8.99%, 2/1/2024 (a)	3,250	3,217
7.75%, 9/1/2024 (b)	3,200	3,004
7.75%, 9/1/2025 (b)	429	394
7.38%, 9/25/2032 (b)	7,133	5,942
0.00%, 5/31/2040 (b) (d)	8,340	4,264

		21,356

Uruguay — 1.4%
Republic of Uruguay
4.38%, 10/27/2027	1,500	1,481
7.88%, 1/15/2033	3,200	4,168
5.10%, 6/18/2050	1,788	1,689
4.98%, 4/20/2055	2,710	2,507

		9,845

Venezuela, Bolivarian Republic of — 0.6%
Republic of Venezuela
7.75%, 10/13/2019 (b) (e)	1,221	299
6.00%, 12/9/2020 (b) (e)	960	233
12.75%, 8/23/2022 (b) (e)	1,470	376
9.00%, 5/7/2023 (b) (e)	2,720	680
8.25%, 10/13/2024 (b) (e)	3,050	770
7.65%, 4/21/2025 (b)	1,780	436
11.75%, 10/21/2026 (b) (e)	1,670	428
9.25%, 5/7/2028 (b) (e)	2,730	683

		3,905

Vietnam — 0.2%
Republic of Vietnam 4.80%, 11/19/2024 (b)	1,400	1,412

Zambia — 0.1%
Republic of Zambia 8.97%, 7/30/2027 (b)	880	595

Total Foreign Government Securities (Cost $466,095)		443,468

Corporate Bonds — 32.0%
Argentina — 1.0%
Banco Macro SA (USD Swap Semi 5 Year + 5.46%), 6.75%, 11/4/2026 (b) (d)	359	295
Pampa Energia SA
7.38%, 7/21/2023 (b)	467	430
7.50%, 1/24/2027 (b)	2,340	2,042
7.50%, 1/24/2027 (a)	270	236

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Argentina — continued
Tecpetrol SA 4.88%, 12/12/2022 (a)	1,533	1,393
YPF SA
8.50%, 3/23/2021 (b)	1,619	1,629
7.00%, 12/15/2047 (a)	660	499

		6,524

Azerbaijan — 1.1%
Southern Gas Corridor CJSC 6.88%, 3/24/2026 (b)	1,263	1,349
State Oil Co. of the Azerbaijan Republic
4.75%, 3/13/2023 (b)	467	461
6.95%, 3/18/2030 (b)	5,305	5,617

		7,427

Bahrain — 0.3%
Batelco International Finance No. 1 Ltd. 4.25%, 5/1/2020 (b)	2,410	2,356

Brazil — 1.2%
Caixa Economica Federal (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.55%), 7.25%, 7/23/2024 (b) (d)	1,400	1,407
Cemig Geracao e Transmissao SA 9.25%, 12/5/2024 (a)	2,210	2,353
JSL Europe SA 7.75%, 7/26/2024 (a)	2,791	2,583
Light Servicos de Eletricidade SA 7.25%, 5/3/2023 (a)	1,770	1,723
Votorantim Cimentos SA 7.25%, 4/5/2041 (b)	400	410

		8,476

Canada — 0.2%
Gran Tierra Energy International Holdings Ltd. 6.25%, 2/15/2025 (a)	1,580	1,509

Chile — 0.8%
Corp. Nacional del Cobre de Chile 4.50%, 9/16/2025 (b)	2,900	2,883
Empresa Electrica Angamos SA 4.88%, 5/25/2029 (b)	353	343
Empresa Nacional del Petroleo
3.75%, 8/5/2026 (b)	600	552
5.25%, 11/6/2029 (a)	1,750	1,749

		5,527

China — 2.4%
Avi Funding Co. Ltd. 3.80%, 9/16/2025 (b)	1,300	1,256
Baoxin Auto Finance I Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 12.62%), 8.75%, 12/15/2019 (b) (d) (f) (g)	440	416

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	9

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
China — continued
CCCI Treasure Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.19%), 3.50%, 4/21/2020 (b) (d) (f) (g)	470	461
China Minmetals Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%, 11/13/2022 (b) (d) (f) (g)	1,040	956
Chinalco Capital Holdings Ltd. 4.00%, 8/25/2021 (b)	1,300	1,252
CNAC HK Finbridge Co. Ltd. 4.13%, 7/19/2027 (b)	1,300	1,200
Fortune Star BVI Ltd. 5.25%, 3/23/2022 (b)	2,540	2,284
GCL New Energy Holdings Ltd. 7.10%, 1/30/2021 (b)	2,390	2,080
GOME Retail Holdings Ltd. 5.00%, 3/10/2020 (b)	200	175
Guangxi Communications Investment Group Co. Ltd. 3.00%, 11/4/2019 (b)	200	195
Hongkong International Qingdao Co. Ltd. 4.25%, 12/4/2022 (b)	1,370	1,267
Huarong Finance II Co. Ltd. 2.75%, 6/3/2019 (b)	200	198
Minmetals Bounteous Finance BVI Ltd. 4.20%, 7/27/2026 (b)	1,400	1,339
Rock International Investment, Inc. 6.63%, 3/27/2020 (b)	380	300
Sinochem Overseas Capital Co. Ltd. 4.50%, 11/12/2020 (b)	700	707
Three Gorges Finance I Cayman Islands Ltd. 3.70%, 6/10/2025 (b)	1,000	964
Top Wise Excellence Enterprise Co. Ltd. 6.00%, 3/16/2020 (b)	900	689
Vanke Real Estate Hong Kong Co. Ltd. 3.95%, 12/23/2019 (b)	640	639

		16,378

Colombia — 1.4%
Banco GNB Sudameris SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.56%), 6.50%, 4/3/2027 (a) (d)	910	899
Ecopetrol SA
5.88%, 9/18/2023	2,000	2,091
4.13%, 1/16/2025	1,820	1,736
5.38%, 6/26/2026	1,888	1,901
Geopark Ltd. 6.50%, 9/21/2024 (a)	1,970	1,960
Millicom International Cellular SA 6.63%, 10/15/2026 (a)	250	253
Transportadora de Gas Internacional SA ESP 5.55%, 11/1/2028 (a)	1,100	1,104

		9,944

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Congo, Democratic Republic of the — 0.2%
HTA Group Ltd.
9.13%, 3/8/2022 (b)	1,080	1,101
9.13%, 3/8/2022 (a)	309	315

		1,416

Costa Rica — 0.1%
Banco Nacional de Costa Rica 5.88%, 4/25/2021 (b)	1,000	957

Ecuador — 0.6%
Petroamazonas EP
4.63%, 2/16/2020 (b)	2,600	2,522
4.63%, 11/6/2020 (a)	1,980	1,861

		4,383

Georgia — 0.1%
Georgian Railway JSC 7.75%, 7/11/2022 (b)	400	421

Hong Kong — 0.5%
CMB Wing Lung Bank Ltd (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.75%), 3.75%, 11/22/2027 (b) (d)	830	785
King Power Capital Ltd. 5.63%, 11/3/2024 (b)	1,300	1,361
WTT Investment Ltd. 5.50%, 11/21/2022 (a)	1,621	1,598

		3,744

Hungary — 0.2%
MFB Magyar Fejlesztesi Bank Zrt. 6.25%, 10/21/2020 (b)	1,000	1,041

India — 0.5%
Azure Power Energy Ltd. 5.50%, 11/3/2022 (a)	929	873
Greenko Dutch BV 5.25%, 7/24/2024 (a)	1,200	1,082
IDBI Bank Ltd. 3.75%, 1/25/2019 (b)	900	897
UPL Corp. Ltd.
3.25%, 10/13/2021 (b)	690	664
3.25%, 10/13/2021 (a)	200	193

		3,709

Indonesia — 1.5%
Medco Platinum Road Pte. Ltd. 6.75%, 1/30/2025 (a)	1,358	1,231
Minejesa Capital BV
4.63%, 8/10/2030 (a)	1,711	1,512
5.63%, 8/10/2037 (a)	1,900	1,679
Pertamina Persero PT
6.50%, 5/27/2041 (b)	1,200	1,210
6.50%, 11/7/2048 (a)	1,520	1,491

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Indonesia — continued
Perusahaan Listrik Negara PT
4.13%, 5/15/2027 (b)	1,100	994
5.25%, 5/15/2047 (b)	700	612
6.15%, 5/21/2048 (a)	900	877
Theta Capital Pte. Ltd. 7.00%, 4/11/2022 (b)	980	710

		10,316

Kazakhstan — 2.1%
Kazakhstan Temir Zholy Finance BV
6.95%, 7/10/2042 (a)	2,050	2,219
6.95%, 7/10/2042 (b)	900	975
Kazakhstan Temir Zholy National Co. JSC 4.85%, 11/17/2027 (a)	900	884
KazMunayGas National Co. JSC
3.88%, 4/19/2022 (b)	3,700	3,663
5.75%, 4/19/2047 (b)	600	572
6.38%, 10/24/2048 (a)	1,700	1,723
6.38%, 10/24/2048 (b)	1,800	1,825
KazMunayGas National Co. PJSC 4.75%, 4/19/2027 (b)	1,500	1,466
Nostrum Oil & Gas Finance BV 8.00%, 7/25/2022 (a)	1,410	1,200

		14,527

Kuwait — 0.9%
Kuwait Projects Co. SPC Ltd.
4.80%, 2/5/2019 (b)	4,400	4,405
4.50%, 2/23/2027 (b)	1,679	1,528

		5,933

Macau — 0.2%
Sands China Ltd. 5.13%, 8/8/2025 (a)	1,170	1,148

Mauritius — 0.4%
Liquid Telecommunications Financing plc 8.50%, 7/13/2022 (a)	2,481	2,534

Mexico — 5.6%
Banco Mercantil del Norte SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%, 7/6/2022 (b) (d) (f) (g)	1,440	1,422
Banco Nacional de Comercio Exterior SNC
4.38%, 10/14/2025 (b)	500	480
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.80%, 8/11/2026 (b) (d)	500	479
BBVA Bancomer SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (a) (d)	1,610	1,417

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mexico — continued
Cometa Energia SA de CV 6.38%, 4/24/2035 (a)	3,198	3,082
Controladora Mabe SA de CV 5.60%, 10/23/2028 (a)	880	854
Grupo KUO SAB de CV 5.75%, 7/7/2027 (a)	2,150	1,999
Mexico City Airport Trust
3.88%, 4/30/2028 (b)	300	241
5.50%, 10/31/2046 (b)	400	316
5.50%, 7/31/2047 (b)	600	474
Petroleos Mexicanos
5.50%, 1/21/2021	1,550	1,562
4.88%, 1/24/2022	5,900	5,788
(ICE LIBOR USD 3 Month + 3.65%), 5.98%, 3/11/2022 (d)	1,349	1,400
5.38%, 3/13/2022	9,400	9,347
6.50%, 3/13/2027	1,862	1,802
5.35%, 2/12/2028 (b)	1,869	1,661
6.50%, 1/23/2029 (a)	1,900	1,818
6.75%, 9/21/2047	4,643	3,985

		38,127

Morocco — 0.7%
OCP SA
5.63%, 4/25/2024 (b)	3,730	3,795
6.88%, 4/25/2044 (b)	900	938

		4,733

Nigeria — 0.4%
Fidelity Bank plc 10.50%, 10/16/2022 (a)	802	816
IHS Netherlands Holdco BV 9.50%, 10/27/2021 (b)	1,720	1,735

		2,551

Norway — 0.1%
DNO ASA 8.75%, 5/31/2023 (b)	800	814

Oman — 0.1%
Oztel Holdings SPC Ltd. 6.63%, 4/24/2028 (b)	770	754

Panama — 0.1%
Banistmo SA 3.65%, 9/19/2022 (a)	874	824

Peru — 1.4%
Corp. Financiera de Desarrollo SA
4.75%, 2/8/2022 (b)	1,200	1,213
4.75%, 7/15/2025 (b)	1,300	1,295
Fondo MIVIVIENDA SA 3.50%, 1/31/2023 (b)	1,300	1,246
Inkia Energy Ltd. 5.88%, 11/9/2027 (a)	1,238	1,172

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	11

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Peru — continued
Nexa Resources SA
5.38%, 5/4/2027 (b)	400	387
5.38%, 5/4/2027 (a)	260	252
Petroleos del Peru SA
4.75%, 6/19/2032 (b)	2,900	2,687
4.75%, 6/19/2032 (a)	730	676
5.63%, 6/19/2047 (a)	800	757

		9,685

Qatar — 1.9%
ABQ Finance Ltd.
3.63%, 4/13/2021 (b)	760	749
3.50%, 2/22/2022 (b)	5,770	5,590
Ooredoo Tamweel Ltd. 3.04%, 12/3/2018 (b)	3,750	3,746
Ras Laffan Liquefied Natural Gas Co. Ltd. II 5.30%, 9/30/2020 (b)	2,603	2,642

		12,727

Russia — 0.1%
Russian Agricultural Bank OJSC 8.50%, 10/16/2023 (b)	590	589

South Africa — 1.5%
Eskom Holdings SOC Ltd.
5.75%, 1/26/2021 (b)	1,700	1,630
6.75%, 8/6/2023 (b)	3,900	3,652
7.13%, 2/11/2025 (b)	1,800	1,683
8.45%, 8/10/2028 (a)	1,400	1,352
SASOL Financing USA LLC 5.88%, 3/27/2024	1,160	1,166
Transnet SOC Ltd. 4.00%, 7/26/2022 (b)	600	561

		10,044

South Korea — 0.7%
Heungkuk Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/9/2047 (b) (d)	4,080	3,627
Woori Bank (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 5.25%, 5/16/2022 (b) (d) (f) (g)	1,060	1,031

		4,658

Spain — 0.2%
AI Candelaria Spain SLU 7.50%, 12/15/2028 (a)	1,630	1,604

Trinidad and Tobago — 0.4%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/2019 (b)	2,900	2,707

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tunisia — 0.8%
Banque Centrale de Tunisie International Bond
6.75%, 10/31/2023 (a)	EUR1,730	1,928
5.63%, 2/17/2024 (b)	EUR3,150	3,318

		5,246

Turkey — 0.5%
Akbank T.A.S. (USD Swap Semi 5 Year + 4.03%), 6.80%, 4/27/2028 (a) (d)	260	206
Petkim Petrokimya Holding A/S
5.88%, 1/26/2023 (a)	978	895
5.88%, 1/26/2023 (b)	764	699
Ronesans Gayrimenkul Yatirim A/S 7.25%, 4/26/2023 (a)	881	697
Turkiye Garanti Bankasi A/S 5.25%, 9/13/2022 (b)	811	747

		3,244

Ukraine — 0.3%
Eastern Michigan University 9.38%, 3/10/2023 (b) (c)	1,399	1,401
State Savings Bank of Ukraine 9.63%, 3/20/2025 (b) (c)	600	596

		1,997

United Arab Emirates — 0.9%
EA Partners I BV 6.88%, 9/28/2020 (b)	2,751	1,623
EA Partners II BV 6.75%, 6/1/2021 (b)	1,076	635
ICD Sukuk Co. Ltd. 3.51%, 5/21/2020 (b)	2,000	1,982
MAF Global Securities Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.54%), 6.37%, 3/20/2026 (b) (d) (f) (g)	1,970	1,834

		6,074

Venezuela, Bolivarian Republic of — 0.6%
Petroleos de Venezuela SA
8.50%, 10/27/2020 (b) (e)	924	877
9.00%, 11/17/2021 (b) (e)	1,240	254
12.75%, 2/17/2022 (b) (e)	1,470	310
6.00%, 11/15/2026 (b) (e)	2,780	480
5.38%, 4/12/2027 (b) (e)	9,230	1,639
9.75%, 5/17/2035 (b) (e)	1,430	302
5.50%, 4/12/2037 (b) (e)	850	155

		4,017

Total Corporate Bonds (Cost $231,707)		218,665

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	NO. OF CONTRACTS	MARKET VALUE ($000)
Options Purchased — 0.0% (h)
Call Options Purchased — 0.0% (h)
United States — 0.0% (h)
Foreign Exchange MXN/USD 11/1/2018 at USD 20.44, Vanilla, European Style Notional Amount: USD 38,380 Exchange Traded *	38,380	65

Put Options Purchased — 0.0% (h)
Australia — 0.0% (h)
Foreign Exchange USD/AUD 11/15/2018 at AUD 0.69, Vanilla, European Style Notional Amount: AUD 52,369 Exchange Traded *	AUD 52,369	45

United States — 0.0% (h)
Foreign Exchange JPY/USD 12/12/2018 at USD 105.00, Vanilla, European Style Notional Amount: USD 38,118 Exchange Traded *	38,118	17

		62

Total Options Purchased (Cost $560)		127

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.6%
Investment Companies — 2.6%
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.25% (i) (j) (Cost $17,423)	17,420	17,423

Total Investments — 99.3% (Cost $715,785)		679,683
Other Assets Less Liabilities — 0.7%		5,522

NET ASSETS — 100.0%		685,205

Percentages indicated are based on net assets.

Abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
CJSC	Closed joint stock company
CNY	China Yuan
EUR	Euro
HUF	Hungarian Forint
ICE	Intercontinental Exchange
JPY	Japanese Yen
KZT	Kazakhstan Tenge
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PT	Limited liability company
SPC	Special purpose company
USD	United States Dollar
ZAR	South African Rand

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of October 31, 2018.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2018.
(e)	Defaulted security.
(f)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2018.
(g)	Security is an interest bearing note with preferred security characteristics.
(h)	Amount rounds to less than 0.1% of net assets.
(i)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(j)	The rate shown is the current yield as of October 31, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	13

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

Futures contracts outstanding as of October 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
3 Month Eurodollar	(733)	03/2020	USD	(177,359)	(93)

					(93)

Abbreviations
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of October 31, 2018 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
MXN	78,075	USD	3,838	State Street Corp.	11/6/2018	3
EUR	1,536	CZK	39,714	HSBC Bank, NA	11/19/2018	7
EUR	3,126	CZK	81,098	State Street Corp.	11/19/2018	2
JPY	392,787	USD	3,472	Goldman Sachs International	11/19/2018	13
TRY	5,439	USD	888	Barclays Bank plc	11/19/2018	75
USD	7,248	CNH	50,313	Goldman Sachs International**	11/19/2018	42
USD	5,299	EUR	4,566	Barclays Bank plc	11/19/2018	120
USD	3,472	KRW	3,961,985	Goldman Sachs International**	11/19/2018	— (a)
USD	1,667	MXN	33,691	Citibank, NA	11/20/2018	13
ARS	58,435	USD	1,483	Citibank, NA**	12/19/2018	51
BRL	26,911	USD	7,131	Goldman Sachs International**	12/19/2018	70
EGP	146,364	USD	7,962	Goldman Sachs International**	12/19/2018	102
IDR	52,921,870	USD	3,429	Citibank, NA**	12/19/2018	22
TRY	51,475	USD	7,557	HSBC Bank, NA	12/19/2018	1,386
USD	7,406	BRL	26,911	Standard Chartered Bank**	12/19/2018	206
USD	3,871	CLP	2,554,479	Citibank, NA**	12/19/2018	198
USD	10,995	CLP	7,287,555	Credit Suisse International**	12/19/2018	516
USD	7,170	CNH	49,754	Citibank, NA**	12/19/2018	54
USD	15,839	CNH	109,610	Goldman Sachs International**	12/19/2018	163
USD	11,966	COP	37,543,586	Citibank, NA**	12/19/2018	328
USD	16,331	EUR	14,000	Barclays Bank plc	12/19/2018	405
USD	7,768	KRW	8,710,446	Goldman Sachs International**	12/19/2018	126
USD	1,430	KZT	521,846	Goldman Sachs International**	12/19/2018	34
USD	7,311	MXN	143,263	Barclays Bank plc	12/19/2018	315
USD	3,280	MXN	64,426	Citibank, NA	12/19/2018	133
USD	2,491	PEN	8,354	Goldman Sachs International**	12/19/2018	18
USD	7,747	PLN	28,780	BNP Paribas	12/19/2018	236
USD	7,275	THB	238,069	Goldman Sachs International	12/19/2018	82
ZAR	151,655	USD	10,190	Barclays Bank plc	12/19/2018	29
USD	8,093	HUF	2,264,576	Goldman Sachs International	1/14/2019	139
USD	1,964	EUR	1,712	Barclays Bank plc	1/18/2019	10
USD	554	EUR	482	HSBC Bank, NA	1/18/2019	4
USD	11,828	EUR	10,144	State Street Corp.	1/18/2019	252

Total unrealized appreciation						5,154

MXN	77,976	USD	3,838	BNP Paribas	11/6/2018	(2)
BRL	6,656	USD	1,785	Standard Chartered Bank**	11/19/2018	— (a)
CLP	1,210,544	USD	1,776	Credit Suisse International**	11/19/2018	(36)
CLP	1,194,222	USD	1,766	Goldman Sachs International**	11/19/2018	(50)
CZK	40,119	EUR	1,555	BNP Paribas	11/19/2018	(11)
CZK	80,693	USD	3,615	Royal Bank of Canada	11/19/2018	(90)

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2018

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	1,528	USD	1,735	Goldman Sachs International	11/19/2018	(2)
INR	125,197	USD	1,688	Credit Suisse International**	11/19/2018	— (a)
USD	1,776	BRL	6,656	Credit Suisse International**	11/19/2018	(9)
USD	1,814	IDR	27,899,631	Goldman Sachs International**	11/19/2018	(15)
USD	1,675	INR	125,197	Citibank, NA**	11/19/2018	(13)
USD	1,831	PHP	99,523	Standard Chartered Bank**	11/19/2018	(33)
USD	962	TRY	5,439	HSBC Bank, NA	11/19/2018	(1)
MXN	102,114	USD	5,340	Goldman Sachs International	11/20/2018	(329)
CLP	4,873,333	USD	7,126	Merrill Lynch International**	12/19/2018	(119)
CLP	4,968,701	USD	7,394	Standard Chartered Bank**	12/19/2018	(250)
CNH	28,342	USD	4,073	HSBC Bank, NA**	12/19/2018	(20)
COP	32,127,739	USD	10,603	Citibank, NA**	12/19/2018	(645)
COP	5,415,847	USD	1,769	Goldman Sachs International**	12/19/2018	(90)
EUR	1,455	USD	1,723	BNP Paribas	12/19/2018	(67)
IDR	17,995,297	USD	1,197	Credit Suisse International**	12/19/2018	(23)
KZT	1,630,310	USD	4,383	Citibank, NA**	12/19/2018	(22)
MXN	94,086	USD	4,947	Goldman Sachs International	12/19/2018	(352)
MXN	45,585	USD	2,253	State Street Corp.	12/19/2018	(26)
PEN	8,354	USD	2,505	Goldman Sachs International**	12/19/2018	(31)
PLN	14,390	USD	3,875	Barclays Bank plc	12/19/2018	(119)
RUB	462,246	USD	7,014	Citibank, NA**	12/19/2018	(40)
THB	238,069	USD	7,384	Standard Chartered Bank	12/19/2018	(192)
USD	1,130	EGP	20,674	Standard Chartered Bank**	12/19/2018	(9)
USD	4,592	IDR	70,917,167	Goldman Sachs International**	12/19/2018	(32)
USD	8,127	TRY	51,475	HSBC Bank, NA	12/19/2018	(817)
USD	12,205	ZAR	187,443	Barclays Bank plc	12/19/2018	(426)
USD	2,496	ZAR	37,494	Goldman Sachs International	12/19/2018	(31)
USD	14,201	ZAR	215,122	Standard Chartered Bank	12/19/2018	(295)
ZAR	35,788	USD	2,501	Goldman Sachs International	12/19/2018	(90)

Total unrealized depreciation						(4,287)

Net unrealized appreciation						867

Abbreviations

ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chile Peso
CNH	China Renminbi
COP	Colombian Peso
CZK	Czech Republic Krona
EGP	Egyptian Pound
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Republic Won

KZT	Kazakhstan Tenge
MXN	Mexican Peso
PEN	Peru Nuevo Sol
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	New Turkish Lira
USD	United States Dollar
ZAR	South African Rand

**	Non-deliverable forward.
(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	15

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

Over the Counter (“OTC”) Credit default swap contracts outstanding — buy protection(1) as of October 31, 2018 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (2)	NOTIONAL AMOUNT (3)	UPFRONT PAYMENTS (RECEIPTS) ($) (4)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Republic of Indonesia, 5.88%, 3/13/2020	1.00	Quarterly	Goldman Sachs International	12/20/2023	1.57	USD 13,356	301	30	331
Republic of Indonesia, 5.88%, 3/13/2020	1.00	Quarterly	Goldman Sachs International	12/20/2023	1.57	USD 16,694	376	38	414

							677	68	745

People’s Republic of China, 7.50%, 10/28/2027	1.00	Quarterly	Goldman Sachs International	12/20/2023	0.72	USD 36,400	(647)	124	(523)
Republic of Korea, 7.13%, 4/16/2019	1.00	Quarterly	Goldman Sachs International	12/20/2023	0.41	USD 34,000	(902)	(93)	(995)

							(1,549)	31	(1,518)

							(872)	99	(773)

(1)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(3)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(4)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

OTC Interest rate swap contracts outstanding as of October 31, 2018 (amounts in thousands):
FLOATING RATE INDEX	FIXED RATE	PAY/RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Chile Peso	3.65% annually	Receive	Goldman Sachs International	10/18/2020	CLP 17,000,000	—	(73)

Centrally Cleared Interest rate swap contracts outstanding as of October 31, 2018 (amounts in thousands):
FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
6 months PRIBOR semi-annually	2.06% annually	Receive	7/12/2028	CZK 230,000	—	434

					—	434

6 months PRIBOR semi-annually	1.99% annually	Pay	7/12/2023	CZK 360,000	—	(377)

					—	(377)

					—	57

(a)	Value of floating rate index at October 31, 2018 was as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2018

FLOATING RATE INDEX	VALUE
6 Month PRIBOR	1.92%

Summary of total swap contracts outstanding as of October 31, 2018 (amounts in thousands):
	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
Total OTC swap contracts outstanding	677	745

Liabilities
OTC Credit default swap contracts outstanding — buy protection	(1,549)	(1,518)
OTC Interest rate swap contracts outstanding	—	(73)

Total OTC swap contracts outstanding	(1,549)	(1,591)

Abbreviations

CLP	Chile Peso
CZK	Czech Republic Krona
PRIBOR	Prague Interbank Offered Rate
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	17

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2018

(Amounts in thousands, except per share amounts)

JPMorgan Emerging Markets Strategic Debt Fund
ASSETS:
Investments in non-affiliates, at value	$662,133
Investments in affiliates, at value	17,423
Options purchased, at value	127
Restricted cash for OTC derivatives	1,010
Cash	2,208
Foreign currency, at value	602
Deposits at broker for futures contracts	408
Deposits at broker for centrally cleared swaps	113
Receivables:
Due from custodian	1,052
Investment securities sold	9,099
Fund shares sold	68
Interest and dividends from non-affiliates	9,204
Dividends from affiliates	20
Tax reclaims	38
Variation margin on futures contracts	92
Variation margin on centrally cleared swaps	60
Unrealized appreciation on forward foreign currency exchange contracts	5,154
Outstanding OTC swap contracts, at value (net upfront payments of $677)	745

Total Assets	709,556

LIABILITIES:
Payables:
Investment securities purchased	10,184
Fund shares redeemed	7,518
Unrealized depreciation on forward foreign currency exchange contracts	4,287
Outstanding OTC swap contracts, at value (net upfront receipts of $1,549)	1,591
Accrued liabilities:
Investment advisory fees	347
Administration fees	5
Distribution fees	10
Service fees	9
Custodian and accounting fees	56
Collateral management fees	7
Deferred foreign capital gains tax	25
Other	312

Total Liabilities	24,351

Net Assets	$685,205

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2018

JPMorgan Emerging Markets Strategic Debt Fund
NET ASSETS:
Paid-in-Capital	$768,558
Total distributable earnings (loss) (a)	(83,353)

Total Net Assets	$685,205

Net Assets:
Class A	$41,505
Class C	94
Class I	14,057
Class R2	24
Class R5	20
Class R6	629,505

Total	$685,205

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	5,454
Class C	13
Class I	1,832
Class R2	3
Class R5	3
Class R6	81,254

Net Asset Value (b):
Class A — Redemption price per share	$7.61
Class C — Offering price per share (c)	7.47
Class I — Offering and redemption price per share	7.67
Class R2 — Offering and redemption price per share	7.54
Class R5 — Offering and redemption price per share	7.73
Class R6 — Offering and redemption price per share	7.75
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$7.91

Cost of investments in non-affiliates	$697,802
Cost of investments in affiliates	17,423
Cost of options purchased	560
Cost of foreign currency	421

(a)

Total distributable earnings has been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	19

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2018

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$42,052
Interest income from affiliates	1
Dividend income from affiliates	705
Foreign taxes withheld	(99)

Total investment income	42,659

EXPENSES:
Investment advisory fees	5,434
Administration fees	630
Distribution fees:
Class A	190
Class C	2
Class R2	—	(a)
Service fees:
Class A	190
Class C	1
Class I	38
Class R2	—	(a)
Class R5	—	(a)
Custodian and accounting fees	192
Interest expense to affiliates	4
Professional fees	22
Collateral management fees	28
Trustees’ and Chief Compliance Officer’s fees	9
Printing and mailing costs	16
Registration and filing fees	22
Transfer agency fees (See Note 2.H.)	17
Other	17

Total expenses	6,812

Less fees waived	(1,033)
Less expense reimbursements	(6)

Net expenses	5,773

Net investment income (loss)	36,886

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(48,990	)(b)
Investments in affiliates	(179)
Options purchased	(1,803)
Futures contracts	(409)
Foreign currency transactions	(1,514)
Forward foreign currency exchange contracts	10,675
Options written	4,128
Swaps	837

Net realized gain (loss)	(37,255)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(42,211	)(c)
Investments in affiliates	—	(a)
Options purchased	(231)
Futures contracts	(141)
Foreign currency translations	176
Forward foreign currency exchange contracts	1,399
Options written	(49)
Swaps	189

Change in net unrealized appreciation/depreciation	(40,868)

Net realized/unrealized gains (losses)	(78,123)

Change in net assets resulting from operations	$(41,237)

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of approximately $(54,000).
(c)	Net of change in foreign capital gains tax of approximately $38,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$36,886	$15,091
Net realized gain (loss)	(37,255)	(2,292)
Change in net unrealized appreciation/depreciation	(40,868)	7,153

Change in net assets resulting from operations	(41,237)	19,952

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(2,968)	(1,069)
Class C	(5)	(4)
Class I	(623)	(333)
Class R2	(1)	— (b)
Class R5	(1)	(1)
Class R6	(27,908)	(12,532)

Total distributions to shareholders	(31,506)	(13,939)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	96,935	573,874

NET ASSETS:
Change in net assets	24,192	579,887
Beginning of period	661,013	81,126

End of period	$685,205	$661,013

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior periods balances were as follows:

Class A
From net investment income	$(1,069)
Class C
From net investment income	(4)
Class I
From net investment income	(333)
Class R2
From net investment income	— (b)
Class R5
From net investment income	(1)
Class R6
From net investment income	(12,532)

(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$80,393	$79,092
Distributions reinvested	2,967	1,069
Cost of shares redeemed	(109,088)	(5,873)

Change in net assets resulting from Class A capital transactions	$(25,728)	$74,288

Class C
Proceeds from shares issued	$— (a)	$273
Distributions reinvested	5	4
Cost of shares redeemed	(200)	(26)

Change in net assets resulting from Class C capital transactions	$(195)	$251

Class I
Proceeds from shares issued	$34,802	$12,733
Distributions reinvested	623	333
Cost of shares redeemed	(31,966)	(4,790)

Change in net assets resulting from Class I capital transactions	$3,459	$8,276

Class R2
Proceeds from shares issued	$7	$—	(a)
Distributions reinvested	1	—	(a)
Cost of shares redeemed	(2)	—	(a)

Change in net assets resulting from Class R2 capital transactions	$6	$—	(a)

Class R5
Proceeds from shares issued	$—	$—	(a)
Distributions reinvested	1	1
Cost of shares redeemed	—	—	(a)

Change in net assets resulting from Class R5 capital transactions	$1	$1

Class R6
Proceeds from shares issued	$256,274	$504,216
Distributions reinvested	27,908	12,532
Cost of shares redeemed	(164,790)	(25,690)

Change in net assets resulting from Class R6 capital transactions	$119,392	$491,058

Total change in net assets resulting from capital transactions	$96,935	$573,874

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2018

	JPMorgan Emerging Markets Strategic Debt Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	9,943	9,574
Reinvested	370	129
Redeemed	(13,977)	(712)

Change in Class A Shares	(3,664)	8,991

Class C
Issued	— (a)	33
Reinvested	1	—	(a)
Redeemed	(25)	(3)

Change in Class C Shares	(24)	30

Class I
Issued	4,293	1,537
Reinvested	78	40
Redeemed	(3,998)	(569)

Change in Class I Shares	373	1,008

Class R2
Issued	1	—
Reinvested	— (a)	—	(a)
Redeemed	— (a)	—

Change in Class R2 Shares	1	—	(a)

Class R5
Reinvested	1	—	(a)

Change in Class R5 Shares	1	—	(a)

Class R6
Issued	30,744	60,334
Reinvested	3,435	1,492
Redeemed	(20,742)	(3,178)

Change in Class R6 Shares	13,437	58,648

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
JPMorgan Emerging Markets Strategic Debt Fund
Class A
Year Ended October 31, 2018	$8.31	$0.35		$(0.75)	$(0.40)	$(0.30)	$—	$(0.30)
Year Ended October 31, 2017	8.18	0.37		0.05	0.42	(0.29)	—	(0.29)
Year Ended October 31, 2016	7.56	0.28		0.34 (d)	0.62	—	—	—
Year Ended October 31, 2015	9.30	0.31	(e)	(2.05)	(1.74)	—	— (f)	— (f)
Year Ended October 31, 2014	9.69	0.39		(0.78)	(0.39)	—	—	—

Class C
Year Ended October 31, 2018	8.15	0.31		(0.74)	(0.43)	(0.25)	—	(0.25)
Year Ended October 31, 2017	8.05	0.33		0.03	0.36	(0.26)	—	(0.26)
Year Ended October 31, 2016	7.47	0.24		0.34 (d)	0.58	—	—	—
Year Ended October 31, 2015	9.23	0.28	(e)	(2.04)	(1.76)	—	—	—
Year Ended October 31, 2014	9.67	0.33		(0.77)	(0.44)	—	—	—

Class I
Year Ended October 31, 2018	8.37	0.36		(0.74)	(0.38)	(0.32)	—	(0.32)
Year Ended October 31, 2017	8.25	0.39		0.05	0.44	(0.32)	—	(0.32)
Year Ended October 31, 2016	7.61	0.31		0.33 (d)	0.64	—	—	—
Year Ended October 31, 2015	9.33	0.34	(e)	(2.05)	(1.71)	— (f)	(0.01)	(0.01)
Year Ended October 31, 2014	9.70	0.40		(0.77)	(0.37)	—	—	—

Class R2
Year Ended October 31, 2018	8.23	0.32		(0.73)	(0.41)	(0.28)	—	(0.28)
Year Ended October 31, 2017	8.12	0.33		0.05	0.38	(0.27)	—	(0.27)
Year Ended October 31, 2016	7.52	0.26		0.34 (d)	0.60	—	—	—
Year Ended October 31, 2015	9.27	0.30	(e)	(2.05)	(1.75)	—	—	—
Year Ended October 31, 2014	9.68	0.35		(0.76)	(0.41)	—	—	—

Class R5
Year Ended October 31, 2018	8.43	0.38		(0.75)	(0.37)	(0.33)	—	(0.33)
Year Ended October 31, 2017	8.31	0.40		0.05	0.45	(0.33)	—	(0.33)
Year Ended October 31, 2016	7.64	0.32		0.35 (d)	0.67	—	—	—
Year Ended October 31, 2015	9.36	0.37	(e)	(2.08)	(1.71)	— (f)	(0.01)	(0.01)
Year Ended October 31, 2014	9.71	0.42		(0.77)	(0.35)	—	—	—

Class R6
Year Ended October 31, 2018	8.45	0.39		(0.76)	(0.37)	(0.33)	—	(0.33)
Year Ended October 31, 2017	8.32	0.42		0.05	0.47	(0.34)	—	(0.34)
Year Ended October 31, 2016	7.65	0.32		0.35 (d)	0.67	—	—	—
Year Ended October 31, 2015	9.37	0.36	(e)	(2.07)	(1.71)	— (f)	(0.01)	(0.01)
Year Ended October 31, 2014	9.72	0.43		(0.78)	(0.35)	—	—	—

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Changes in Net Assets due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$7.61	(4.95)%	$41,505	1.19%	4.32%		1.33%	172%
8.31	5.21	75,732	1.19	4.50		1.48	148
8.18	8.20	1,036	1.13	3.70		2.43	189
7.56	(18.67)	27,511	1.16	3.75	(e)	1.91	134
9.30	(4.02)	25,334	1.21	4.06		1.41	145

7.47	(5.38)	94	1.69	3.84		1.84	172
8.15	4.56	301	1.69	4.03		2.66	148
8.05	7.76	52	1.63	3.14		3.65	189
7.47	(19.07)	18	1.67	3.37	(e)	2.24	134
9.23	(4.55)	54	1.71	3.48		2.04	145

7.67	(4.71)	14,057	0.94	4.53		1.07	172
8.37	5.40	12,211	0.94	4.67		1.43	148
8.25	8.41	3,723	0.89	3.99		1.51	189
7.61	(18.38)	29,405	0.92	4.04	(e)	1.21	134
9.33	(3.81)	135,397	0.96	4.21		1.30	145

7.54	(5.11)	24	1.44	4.06		2.20	172
8.23	4.83	21	1.44	4.12		3.49	148
8.12	7.98	20	1.38	3.37		4.61	189
7.52	(18.88)	18	1.41	3.61	(e)	2.00	134
9.27	(4.24)	47	1.46	3.71		1.80	145

7.73	(4.53)	20	0.76	4.72		1.07	172
8.43	5.56	21	0.74	4.82		2.82	148
8.31	8.77	20	0.68	4.07		3.86	189
7.64	(18.29)	19	0.71	4.31	(e)	1.29	134
9.36	(3.60)	48	0.76	4.41		1.10	145

7.75	(4.45)	629,505	0.69	4.81		0.82	172
8.45	5.73	572,727	0.69	4.94		1.08	148
8.32	8.76	76,275	0.63	4.12		1.25	189
7.65	(18.26)	135,050	0.66	4.29	(e)	0.97	134
9.37	(3.60)	153,222	0.71	4.51		0.93	145

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Emerging Markets Strategic Debt Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	Non-Diversified

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2018

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein. The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Corporate Bonds
Other Corporate Bonds	$—	$218,665	$—		$218,665
Foreign Government Securities	—	439,696	3,772		443,468
Options Purchased
Call Options Purchased	—	65	—		65
Put Options Purchased	—	62	—		62

Total Options Purchased	—	127	—		127

Short-Term Investments
Investment Companies	17,423	—	—		17,423

Total Investments in Securities	$17,423	$658,488	$3,772	*	$679,683

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$5,154	$—		$5,154
Swaps	—	626	—		626

Total Appreciation in Other Financial Instruments	$—	$5,780	$—		$5,780

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(4,287)	$—		$(4,287)
Futures Contracts	(93)	—	—		(93)
Swaps	—	(543)	—		(543)

Total Depreciation in Other Financial Instruments	$(93)	$(4,830)	$—		$(4,923)

*

Level 3 securities are valued by brokers and pricing services. At October 31, 2018, the value of these securities was approximately $3,772,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of October 31, 2017	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2018
Investments in Securities
Foreign Government Securities	$4,485	$441	$(612)	$200	$4,049	$(4,791)	$—	$—	$3,772

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at October 31, 2018, which were valued using significant unobservable inputs (level 3) amounted to approximately $(479,000).

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of October 31, 2018, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Derivatives — The Fund used instruments including futures, forward foreign currency exchange contracts, options and swaps in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statement of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation on options purchased on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and records a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2018

Options Written — Premiums received by the Fund for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange traded option contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over the counter (“OTC”) options are subject to master netting agreements. The Fund may be required to post or receive collateral for over the counter options. Cash collateral posted by the Fund is considered restricted.

(2). Futures Contracts — The Fund used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

(4). Swaps — The Fund engaged in various swap transactions, including credit default and interest rate swaps to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/ depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral for OTC swaps.

The Fund’s swap contracts are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

The Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.

(5). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2018, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$—	$—	$434	$—	$434
Foreign exchange contracts	Receivables	127	—	5,154	—	—	5,281
Credit contracts	Receivables	—	—	—	—	745	745

Total		$127	$—	$5,154	$434	$745	$6,460

30	J.P. MORGAN FUNDS	OCTOBER 31, 2018

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Liabilities:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	Total
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(93)	$—	$(377)	$(73)	$(543)
Foreign exchange contracts	Payables	—	—	(4,287)	—	—	(4,287)
Credit contracts	Payables	—	—	—	—	(1,518)	(1,518)

Total		$—	$(93)	$(4,287)	$(377)	$(1,591)	$(6,348)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2018 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$954	$(545)	$—	$409
BNP Paribas	236	(80)	—	156
Citibank, NA	799	(720)	—	79
Credit Suisse International	516	(68)	(430)	18
Goldman Sachs International	1,534	(1,534)	—	—
HSBC Bank, N.A.	1,397	(838)	—	559
Standard Chartered Bank	206	(206)	—	—
State Street Corp.	257	(26)	—	231

	$5,899	$(4,017)	$(430)	$1,452

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Barclays Bank plc	$545	$(545)	$—	$—
BNP Paribas	80	(80)	—	—
Citibank, NA	720	(720)	—	—
Credit Suisse International	68	(68)	—	—
Goldman Sachs International	2,613	(1,534)	(500)	579
HSBC Bank, N.A.	838	(838)	—	—
Merrill Lynch International	119	—	—	119
Royal Bank of Canada	90	—	—	90
Standard Chartered Bank	779	(206)	—	573
State Street Corp.	26	(26)	—	—

	$5,878	$(4,017)	$(500)	$1,361

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2018, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$—	$(409)	$—	$1,763	$1,354
Foreign exchange contracts	2,325	—	10,675	—	13,000
Credit contracts	—	—	—	(926)	(926)

Total	$2,325	$(409)	$10,675	$837	$13,428

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$—	$(141)	$—	$(201)	$(342)
Foreign exchange contracts	(280)	—	1,399	—	1,119
Credit contracts	—	—	—	390	390

Total	$(280)	$(141)	$1,399	$189	$1,167

The Fund’s derivatives contracts held at October 31, 2018 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts, options and swaps activity during the year ended October 31, 2018 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts — Interest Rate:
Average Notional Balance Long	$46,851	(a)
Average Notional Balance Short	89,442	(b)
Ending Notional Balance Short	177,359

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$258,528
Average Settlement Value Sold	273,913
Ending Settlement Value Purchased	143,281
Ending Settlement Value Sold	201,811

OTC Options:
Average Notional Balance Purchased	$186,756
Average Notional Balance Written	52,588
Ending Notional Balance Purchased	128,867

Credit Default Swaps:
Average Notional Balance — Buy Protection	$65,707
Ending Notional Balance — Buy Protection	100,450

Interest Rate-Related Swaps:
Average Notional Balance — Pays Fixed Rate	$37,293
Average Notional Balance — Receives Fixed Rate	59,642
Ending Notional Balance — Pays Fixed Rate	34,468
Ending Notional Balance — Receives Fixed Rate	15,719

(a)	For the period November 1, 2017 through March 31, 2018.
(b)	For the period November 1, 2017 through October 31, 2018.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund. Otherwise the cash collateral is included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in accounts maintained by JPMorgan Chase

32	J.P. MORGAN FUNDS	OCTOBER 31, 2018

Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities.

D. Securities Lending — Effective October 5, 2018, the Fund became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N. A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI.

The Fund bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the period October 5, 2018 through October 31, 2018.

E. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.25% (a)(b)	$26,341	$739,448	$748,187	$(179)	$—	(c)	$17,423	17,420	$705	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2018.
(c)	Amount rounds to less than one thousand.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign

OCTOBER 31, 2018	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the year ended October 31, 2018 are as follows (amounts in thousands):

	Class A	Class C		Class I		Class R2		Class R5		Class R6	Total
Transfer agency fees	$11	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$6	$17

(a)	Amount rounds to less than one thousand.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2018, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	(a)	$(1,834)	$1,834

(a)	Amount rounds to less than one thousand.

The reclassifications for the Fund relate primarily to investments in swaps and foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.70% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the

34	J.P. MORGAN FUNDS	OCTOBER 31, 2018

average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2018, the annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2018, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$ —(a)	$ —

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5
0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset based-fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5		Class R6
1.20%	1.70%	0.95%	1.45%	0.80	%*	0.70%

*	Prior to July 1, 2018, the contractual expense limitation was 0.75% and is in place until at least June 30, 2019.

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2018 and are in place until at least February 28, 2019.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

For the year ended October 31, 2018, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Reimbursements
$557	$372	$11	$940	$6

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of these waivers/reimbursements resulting from investments in these money market funds for the year ended October 31, 2018 was approximately $93,000.

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statement of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2018, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2018, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,314,975	$1,203,520

During the year ended October 31, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2018 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$717,912	$6,095	$44,339	$(38,244)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of forward foreign currency contracts and wash sale loss deferrals.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2018

The tax character of distributions paid during the year ended October 31, 2018 was as follows (amounts in thousands):

Ordinary Income*	Total Distributions Paid
$31,506	$31,506

* Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2017 was as follows (amounts in thousands):

Ordinary Income*	Total Distributions Paid
$13,939	$13,939

* Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$5,564	$(50,638)	$(38,263)

The cumulative timing differences primarily consist of mark to market of forward foreign currency contracts and wash sale loss deferrals.

At October 31, 2018, the Fund had net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

Capital Loss Carryforward Character
Short-Term		Long-Term
$36,345	*	$14,293	*

* Amounts include capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended October 31, 2018.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2018, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

JPMorgan SmartRetirement Funds
76.2%

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2018, a significant portion of the Fund’s investments consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund, such as swap and option contracts and credit linked notes.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operation.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Emerging Markets Strategic Debt Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Emerging Markets Strategic Debt Fund (one of the funds constituting JPMorgan Trust I, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 21, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	39

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	136	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	136	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher* (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	136	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	136	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington** (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (serving in various roles 1984-2012).	136	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	136	None

40	J.P. MORGAN FUNDS	OCTOBER 31, 2018

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner*** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	136	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	136	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	136	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	136	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	136	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	136	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	136	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

OCTOBER 31, 2018	J.P. MORGAN FUNDS	41

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (serving in various roles 1968-1998).	136	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (136 funds).

*	Ms. Gallagher became a Trustee effective November 1, 2018.

**

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

***

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2018

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015–present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	43

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2018, and continued to hold your shares at the end of the reporting period, October 31, 2018.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Strategic Debt Fund
Class A
Actual	$1,000.00	$968.00	$5.90	1.19%
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class C
Actual	1,000.00	966.70	8.33	1.68
Hypothetical	1,000.00	1,016.74	8.54	1.68
Class I
Actual	1,000.00	969.20	4.67	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	967.90	7.14	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class R5
Actual	1,000.00	970.10	3.82	0.77
Hypothetical	1,000.00	1,021.32	3.92	0.77
Class R6
Actual	1,000.00	971.80	3.43	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

44	J.P. MORGAN FUNDS	OCTOBER 31, 2018

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund as compared to the Fund’s objectives and peer group. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and contractual expense limi-

tations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the

46	J.P. MORGAN FUNDS	OCTOBER 31, 2018

same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that, based upon the Universe, the Fund’s performance for both Class A shares and Class I shares was in the fifth quintile for each of the one-, three- and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s fixed income committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the Fee Caps currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the third quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses were in the first and fourth quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	47

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. October 2018.	AN-EMSD-1018

Annual Report

J.P. Morgan Funds

October 31, 2018

JPMorgan Systematic Alpha Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 30, 2018 (Unaudited)

Dear Shareholders,

While the global economic expansion continued, it also became less balanced as European economies slowed and several large emerging market nations struggled with rising interest rates, global trade tensions and/or political uncertainty.

“Record high corporate earnings and continued low inflation provided support for U.S. equity prices, but global financial markets experienced increased volatility throughout 2018 as equity and bond prices slumped in both developed and emerging markets.”

U.S. growth largely outpaced other developed markets during the twelve months ended October 31, 2018 and the synchronized growth that characterized the global economy in 2017 had largely dissipated by the end of the period. Record high corporate earnings and continued low inflation provided support for U.S. equity prices, but global financial markets experienced increased volatility throughout 2018 as equity and bond prices slumped in both developed and emerging markets.

The current U.S. economic expansion became the second longest on record in May 2018 and in July 2018 entered its ninth year. Gross domestic product (GDP) in the U.S. rose an estimated 3.5% for the third quarter of 2018, following a strong showing of 4.2% growth in the second quarter. Already-low unemployment in the U.S. fell to 3.7% in the final two months of the reporting period — a level not seen since the late 1960s — and wage growth jumped 3.2% for production and nonsupervisory workers in October to its highest level since 2009. This helped drive U.S. consumer confidence to its highest levels in 18 years.

Against this backdrop, the U.S. Federal Reserve (the “Fed”) raised interest rates four times during the reporting period and indicated it would raise rates once more by the end of 2018. Importantly, inflation remained subdued throughout the reporting period, which allowed the Fed to provide investors with a relatively steady and predictable path toward higher interest rates.

Across Europe, economic growth slowed during the reporting period, pinched by trade tensions with the U.S. and political uncertainty within the European Union (EU). The 19-nation euro area’s GDP growth reached 2.7% in the fourth quarter of 2017, then slowed in subsequent quarters and fell to an estimated 1.6% in the third quarter of 2018. Unusually cold weather and labor unrest in France and Germany in early 2018 were initially blamed for slowing growth, but subsequent data pointed to a drop in export growth in the EU.

The impending U.K. “Brexit” from the EU — with or without a bilateral agreement — also weighed on investor and business sentiment. While negotiations continued between the U.K. and the EU, disagreement over U.K. Prime Minister Theresa May’s draft agreement led to a rift within her Conservative Party subsequent to the end of the reporting period. The March 2018 election of a “euro-sceptic” populist government in Italy also added to uncertainty across Europe.

While rising global energy prices helped oil exporting nations, those emerging market nations that are most reliant on foreign debt financing were hurt by rising borrowing costs and a stronger U.S. dollar. Argentina, Brazil, Turkey, South Africa and Indonesia their currencies as investors pulled capital out of those markets. While China’s economy continued to grow, policy curbs on domestic credit growth early in the reporting period and rising trade tariffs between China and the U.S. in the latter portion of the reporting period were believed to have weighed on China’s economy.

Overall, financial markets outside the U.S. suffered from increased volatility and capital outflows, particularly in the latter part of the reporting period. The MSCI Emerging Markets Index returned -12.2% and the MSCI EAFE Index of non-U.S. developed market equity returned -6.4%. The S&P 500 Index returned 7.35%. Bond markets also underperformed U.S. equity and the Bloomberg Barclays Emerging Markets Debt Index returned -3.39% and the Bloomberg Barclays U.S. Aggregate Index returned -2.05%.

In October 2018, the International Monetary Fund revised downward its forecast for global economic growth to 3.7% for both 2018 and 2019. The organization noted that as the global expansion has continued, the risks from rising trade barriers, higher borrowing costs, elevated petroleum prices and geo-political factors have increased while the potential for positive surprises has receded. Meanwhile, global unemployment continued to shrink through the end of October 2018 and corporate profits, particularly in the U.S., remained elevated.

We believe that among the best tools for navigating the current market environment are a well-diversified investment portfolio and a long term view. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2018	J.P. MORGAN FUNDS	1

JPMorgan Systematic Alpha Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(6.49)%
ICE BofAML 3-Month US Treasury Bill Index (formerly BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	1.68%

Net Assets as of 10/31/2018	$483,358,689

INVESTMENT OBJECTIVE**

The JPMorgan Systematic Alpha Fund (the “Fund”) seeks to provide total return.

HOW DID THE MARKET PERFORM?

U.S. equity markets outperformed other developed market equities as well as emerging market equities during the reporting period. Record corporate profits, low unemployment rates and high levels of both consumer and business confidence helped propel U.S. equity prices higher. Globally, bond markets largely underperformed equity markets.

After reaching record highs in the final months of 2017, the S&P 500 Index closed in record high territory 14 times in January 2018. However, a sharp sell-off in both equities and bonds in early February 2018 spread to other markets and helped lift market volatility from historic lows. While global equities and bonds rebounded somewhat in subsequent months, it wasn’t until August 2018 that the S&P 500 Index returned to record highs. U.S. equity market volatility remained elevated in September and October 2018. For the twelve month reporting period, the S&P 500 Index returned 7.35%.

Meanwhile, economic growth in the European Union (EU) decelerated during the reporting period amid weakness in European exports and consumer confidence. Geo-political events, including a newly elected populist government in Italy and continued uncertainty over the final terms of a so-called Brexit agreement also weighed down equity and bond prices across the EU. Investor fears that the U.K. would leave the EU without an exit agreement also weighed on equity prices in London. For the reporting period, the MSCI EAFE Index returned —6.39%.

In emerging markets, a slowdown in credit growth in China and investor concerns about global trade tensions hurt equity prices. A stronger U.S. dollar and rising U.S. interest rates put further pressure on emerging markets, particularly those nations most reliant on foreign lending. For the reporting period, the MSCI Emerging Markets Index returned —12.19%, while the Bloomberg Barclays Emerging Markets Debt Index returned —3.39%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class I Shares) underperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”) for the

twelve months ended October 31, 2018. References to the Benchmark and to other indexes mentioned herein are for informational purposes and are not an indication of how the Fund is managed. The use of the Benchmark does not imply the Fund is being managed to the Benchmark and does not imply low risk or low volatility, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

During the reporting period, the Fund’s alternative investment strategies experienced negative performance, with losses from its equity market neutral and macro strategies partially offset by gains from the Fund’s event-driven strategy.

The Fund’s equity market neutral strategy was the leading detractor from absolute performance. From a return perspective, the value factor was the worst performing factor over the period and extended a decline that began at the start of 2017. The momentum and size factors also had negative returns.

The Fund’s event-driven strategy was positive over the reporting period. The share repurchase sub-strategy was the leading contributor within the event-driven strategy. The spinoff sub-strategy detracted from absolute performance, partially offsetting gains from the share repurchase sub-strategy.

The Fund’s macro investment strategies generated negative returns, with losses across relative value fixed income, commodity-based and time series-momentum factors.

The Fund’s convertible bond arbitrage strategy’s performance was flat over the reporting period.

HOW WAS THE FUND POSITIONED?

During the twelve month reporting period, the Fund’s risk was diversified across its investment strategies. Risk within the event-driven strategy remained below the historical average, reflecting below-average activity levels, but increased over the reporting period. In the equity market neutral strategy, aggregate risk was at the lower end of the typical range for much of the reporting period. The macro strategy was below its long-term target risk levels, but also increased during the reporting period.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2018

RISK ALLOCATION AS OF APRIL 30, 2018

Asset Class / Strategy	% of Risk Allocation***
Convertible Arbitrage (1)	5.4%
Equity Market Neutral (2)	29.9
Event Driven (3)	24.0
Macro Based (4)	40.7

TOP TEN HOLDINGS OF THE PORTFOLIO (a)
1.	Aspen Insurance Holdings Ltd. (Bermuda)	1.7%
2.	Dun & Bradstreet Corp. (The)	1.6
3.	Red Hat, Inc.	1.6
4.	LifePoint Health, Inc.	1.6
5.	Esterline Technologies Corp.	1.6
6.	Rockwell Collins, Inc.	1.5
7.	USG Corp.	1.3
8.	Imperva, Inc.	1.2
9.	Endocyte, Inc.	1.1
10.	Avista Corp.	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Risk allocations are calculated as the standard deviation (volatility of an asset class) divided by the overall volatility of the Fund. Risk, as measured by standard deviation, shows how widely a set of values varies from the mean. It is a historical measure of the volatility of returns earned by the Fund. The percentages above represent the current risk allocation based on the Fund’s holdings as of October 31, 2018 and are not representative of the targeted equal risk allocation across asset classes over the long-term. Holdings and allocations may vary over time.
(1)	Convertible Arbitrage strategies seek to profit from the complexity of the pricing of convertible bonds (which contain elements of both a fixed income security and an equity option).
(2)	Equity Market Neutral strategies involve simultaneous investing in equities (i.e. investing long) that the Adviser expects to increase in value and selling equities (i.e. selling short) that the Adviser expects to decrease in value.
(3)	Event Driven strategies (e.g. merger arbitrage) seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing.
(4)	Macro Based Strategies aim to exploit macro economic imbalances across the globe through a broad range of asset classes including, but not limited to fixed income, currency and commodities.
(a)	Percentages indicated are based upon total market value of investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	3

JPMorgan Systematic Alpha Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 12, 2013
With Sales Charge*		(10.97)%	(1.04)%	(0.18)%
Without Sales Charge		(6.75)	(0.12)	0.64
CLASS C SHARES	February 12, 2013
With CDSC**		(8.16)	(0.62)	0.14
Without CDSC		(7.16)	(0.62)	0.14
CLASS I SHARES	February 12, 2013	(6.49)	0.11	0.88
CLASS R6 SHARES	February 12, 2013	(6.22)	0.36	1.10

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter

LIFE OF FUND PERFORMANCE (2/12/13 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 12, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Systematic Alpha Fund and the ICE BofAML 3-Month US Treasury Bill Index from February 12, 2013 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

From the inception of the Fund through July 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2018

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES	VALUE($)

Common Stocks — 41.3%
Aerospace & Defense — 3.2%
Esterline Technologies Corp.*	61,829	7,256,251
HEICO Corp.	7,048	590,834
Rockwell Collins, Inc.	52,379	6,705,560
Spirit AeroSystems Holdings, Inc., Class A	11,900	999,719

		15,552,364

Airlines — 0.1%
Qantas Airways Ltd. (Australia)	107,017	415,414

Auto Components — 0.1%
Gentex Corp.	20,642	434,514
Lear Corp.	898	119,344

		553,858

Automobiles — 0.0% (a)
Fiat Chrysler Automobiles NV (United Kingdom)*	6,300	95,193

Banks — 0.3%
CIT Group, Inc.	18,700	886,006
Customers Bancorp, Inc.*	13,200	270,468

		1,156,474

Beverages — 0.2%
Boston Beer Co., Inc. (The), Class A*	2,108	647,767

Building Products — 1.3%
Continental Building Products, Inc.*	17,135	476,524
USG Corp.	137,018	5,784,900

		6,261,424

Capital Markets — 0.3%
Jefferies Financial Services, Inc.	43,500	933,945
Waddell & Reed Financial, Inc., Class A	32,202	614,092

		1,548,037

Chemicals — 0.6%
Eastman Chemical Co.	7,224	566,000
Huntsman Corp.	20,810	455,323
Kronos Worldwide, Inc.	8,126	114,008
LyondellBasell Industries NV, Class A	1,193	106,499
Mitsubishi Gas Chemical Co., Inc. (Japan)	22,000	369,296
Platform Specialty Products Corp.*	128,700	1,392,534
Trinseo SA	2,486	133,946

		3,137,606

Commercial Services & Supplies — 0.7%
Brady Corp., Class A	17,622	709,991
Deluxe Corp.	4,038	190,634
Essendant, Inc.	87,407	1,113,565
Herman Miller, Inc.	17,917	590,365

INVESTMENTS	SHARES	VALUE($)

Commercial Services & Supplies — continued
KAR Auction Services, Inc.	10,195	580,503
Quad/Graphics, Inc.	23,960	369,703

		3,554,761

Communications Equipment — 0.1%
Cisco Systems, Inc.	8,554	391,345

Containers & Packaging — 0.3%
Greif, Inc., Class A	12,682	599,858
Sealed Air Corp.	23,900	773,404

		1,373,262

Diversified Consumer Services — 0.1%
H&R Block, Inc.	18,853	500,359

Electrical Equipment — 0.4%
Eaton Corp. plc	7,293	522,689
EnerSys	7,145	568,528
Regal Beloit Corp.	8,691	623,145

		1,714,362

Electronic Equipment, Instruments & Components — 0.9%
Dolby Laboratories, Inc., Class A	8,762	602,913
Electro Scientific Industries, Inc.*	57,300	1,661,700
Jabil, Inc.	19,281	476,819
Orbotech Ltd. (Israel)*	11,375	636,318
TE Connectivity Ltd.	6,534	492,794
Vishay Intertechnology, Inc.	21,917	401,081

		4,271,625

Energy Equipment & Services — 0.4%
National Oilwell Varco, Inc.	14,433	531,135
Oil States International, Inc.*	20,405	454,419
SEACOR Holdings, Inc.*	13,310	638,747
Seadrill Ltd. (United Kingdom)*	15,700	319,652

		1,943,953

Entertainment — 1.1%
Madison Square Garden Co. (The), Class A*	5,100	1,410,762
Twenty-First Century Fox, Inc., Class A	78,721	3,583,380

		4,994,142

Food & Staples Retailing — 0.6%
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	14,300	517,000
Metcash Ltd. (Australia)	221,374	432,666
US Foods Holding Corp.*	20,563	599,823
Walgreens Boots Alliance, Inc.	8,421	671,743
Walmart, Inc.	6,381	639,887

		2,861,119

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	5

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued
Food Products — 0.3%
Campbell Soup Co.	8,400	314,244
Flowers Foods, Inc.	38,240	738,415
Ingredion, Inc.	5,218	527,957

		1,580,616

Health Care Equipment & Supplies — 2.0%
Avanos Medical, Inc.*	8,865	501,759
Cooper Cos., Inc. (The)	2,633	680,130
Danaher Corp.	22,056	2,192,366
K2M Group Holdings, Inc.*	72,904	1,996,112
NxStage Medical, Inc.*	122,596	3,479,275
STERIS plc	6,642	726,037

		9,575,679

Health Care Providers & Services — 2.6%
Aetna, Inc.	6,261	1,242,182
Amedisys, Inc.*	8,100	891,000
Chemed Corp.	440	133,905
Encompass Health Corp.	8,787	591,365
Express Scripts Holding Co.*	5,374	521,117
Humana, Inc.	1,341	429,670
LifePoint Health, Inc.*	112,453	7,293,702
MEDNAX, Inc.*	7,500	309,675
Quest Diagnostics, Inc.	2,677	251,932
UnitedHealth Group, Inc.	759	198,365
WellCare Health Plans, Inc.*	1,991	549,496

		12,412,409

Health Care Technology — 0.3%
athenahealth, Inc.*	11,835	1,509,436

Hotels, Restaurants & Leisure — 1.2%
Brinker International, Inc.	22,900	992,715
Hyatt Hotels Corp., Class A	13,100	906,520
Jack in the Box, Inc.	11,600	915,588
Sonic Corp.	64,796	2,804,371

		5,619,194

Household Durables — 0.8%
Clarion Co. Ltd. (Japan)	82,200	1,802,115
PulteGroup, Inc.	16,617	408,279
Toll Brothers, Inc.	13,671	460,166
Whirlpool Corp.	8,200	900,032
William Lyon Homes, Class A*	23,489	318,511

		3,889,103

Household Products — 0.1%
Energizer Holdings, Inc.	10,683	627,840

INVESTMENTS	SHARES	VALUE($)

Independent Power and Renewable Electricity Producers — 0.1%
Clearway Energy, Inc., Class C	36,651	718,726

Insurance — 2.9%
AmTrust Financial Services, Inc.	231,798	3,323,984
Aspen Insurance Holdings Ltd. (Bermuda)	178,628	7,480,941
Assured Guaranty Ltd.	25,000	999,500
Navigators Group, Inc. (The)	21,461	1,484,028
Old Republic International Corp.	33,246	733,074

		14,021,527

Interactive Media & Services — 0.3%
Alphabet, Inc., Class A*	492	536,565
XO Group, Inc.*	25,821	893,665

		1,430,230

Internet & Direct Marketing Retail — 0.1%
Nutrisystem, Inc.	8,300	295,148

IT Services — 0.4%
Amdocs Ltd.	5,622	355,704
Fidelity National Information Services, Inc.	5,292	550,897
Visa, Inc., Class A	4,160	573,456
Western Union Co. (The)	22,719	409,851

		1,889,908

Leisure Products — 0.3%
Amer Sports OYJ (Finland)*	46,671	1,734,845

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	8,924	578,186
Cambrex Corp.*	10,380	553,150
ICON plc*	4,224	583,250

		1,714,586

Machinery — 1.2%
Allison Transmission Holdings, Inc.	33,071	1,457,769
American Railcar Industries, Inc.	10,198	712,942
Caterpillar, Inc.	1,275	154,683
Crane Co.	7,620	663,245
Cummins, Inc.	4,107	561,386
Greenbrier Cos., Inc. (The)	11,489	545,153
Hillenbrand, Inc.	6,248	299,279
Ingersoll-Rand plc	6,055	580,917
Terex Corp.	23,500	784,665

		5,760,039

Marine — 0.1%
DryShips, Inc. (Greece)	56,900	331,727

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued
Media — 0.4%
John W iley & Sons, Inc., Class A	7,625	413,580
Omnicom Group, Inc.	7,732	574,643
Schibsted ASA, Class A (Norway)	15,392	532,718
Sinclair Broadcast Group, Inc., Class A	18,033	516,465

		2,037,406

Metals & Mining — 0.7%
Alcoa Corp.*	14,168	495,738
BlueScope Steel Ltd. (Australia)	50,011	512,644
Kaiser Aluminum Corp.	6,263	597,302
Regis Resources Ltd. (Australia)	143,089	429,229
Sandstorm Gold Ltd. (Canada)*	44,200	163,511
Schnitzer Steel Industries, Inc., Class A	20,510	551,719
Steel Dynamics, Inc.	14,043	556,103

		3,306,246

Multiline Retail — 0.2%
Macy’s, Inc.	12,209	418,647
Target Corp.	5,856	489,737

		908,384

Multi-Utilities — 2.0%
Avista Corp.	82,002	4,216,543
Innogy SE (Germany)*	93,429	3,896,379
MDU Resources Group, Inc.	25,844	645,066
Vectren Corp.	9,818	702,282

		9,460,270

Oil, Gas & Consumable Fuels — 0.9%
CONSOL Energy, Inc.*	4,620	184,061
HollyFrontier Corp.	9,375	632,250
PBF Energy, Inc., Class A	11,917	498,726
Peabody Energy Corp.	31,300	1,109,585
Phillips 66	6,046	621,650
Ship Finance International Ltd. (Norway)	45,419	567,737
Valero Energy Corp.	2,819	256,783
WildHorse Resource Development Corp.*	23,148	490,969

		4,361,761

Paper & Forest Products — 0.5%
Boise Cascade Co.	14,359	442,114
KapStone Paper and Packaging Corp.	40,119	1,404,165
Louisiana-Pacific Corp.	23,380	508,982

		2,355,261

Personal Products — 0.5%
Herbalife Nutrition Ltd.*	31,466	1,675,879

INVESTMENTS	SHARES	VALUE($)

Personal Products — continued
Nu Skin Enterprises, Inc., Class A	8,518	598,134
USANA Health Sciences, Inc.*	1,149	134,456

		2,408,469

Pharmaceuticals — 2.3%
Eli Lilly & Co.	15,800	1,713,352
Endocyte, Inc.*	202,917	4,798,987
Green Organic Dutchman Holdings Ltd. (The) (Canada)*	261,200	615,078
Horizon Pharma plc*	30,234	550,561
Johnson & Johnson	1,437	201,166
Mallinckrodt plc*	18,548	464,813
Novartis AG (Registered) (Switzerland)	20,628	1,806,443
Pfizer, Inc.	13,623	586,606
STADA Arzneimittel AG (Germany)	4,425	409,151

		11,146,157

Professional Services — 1.8%
Dun & Bradstreet Corp. (The)	51,905	7,385,043
FTI Consulting, Inc.*	8,596	594,070
ICF International, Inc.	7,828	576,454
Nielsen Holdings plc	14,700	381,906

		8,937,473

Real Estate Management & Development — 0.5%
First Capital Realty, Inc. (Canada)	29,571	441,167
NTT Urban Development Corp. (Japan)	146,400	2,175,755

		2,616,922

Road & Rail — 0.4%
Norfolk Southern Corp.	5,800	973,414
Union Pacific Corp.	6,700	979,674

		1,953,088

Semiconductors & Semiconductor Equipment — 1.3%
Applied Materials, Inc.	13,268	436,252
Entegris, Inc.	15,038	399,109
Ichor Holdings Ltd.*	40,300	715,325
Integrated Device Technology, Inc.*	78,521	3,675,568
Lam Research Corp.	3,139	444,890
MKS Instruments, Inc.	1,770	130,431
Teradyne, Inc.	10,528	362,690

		6,164,265

Software — 3.4%
Imperva, Inc.*	95,358	5,278,065
MYOB Group Ltd. (Australia)	720,165	1,722,219
Oracle Corp.	9,061	442,539

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	7

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued
Software — continued
Progress Software Corp.	14,491	465,741
Red Hat, Inc.*	42,665	7,323,021
Synopsys, Inc.*	6,198	554,907
VMware, Inc., Class A*	3,797	536,858

		16,323,350

Specialty Retail — 1.5%
American Eagle Outfitters, Inc.	18,654	430,161
Best Buy Co., Inc.	3,520	246,963
Caleres, Inc.	11,005	376,371
Chico’s FAS, Inc.	53,164	407,768
Children’s Place, Inc. (The)	1,482	221,411
Dick’s Sporting Goods, Inc.	40,332	1,426,543
DSW, Inc., Class A	13,394	355,610
Express, Inc.*	88,400	778,804
Michaels Cos., Inc. (The)*	62,600	992,210
Rent-A-Center, Inc.*	149,119	2,124,946

		7,360,787

Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.	656	143,572
HP, Inc.	24,078	581,243
NetApp, Inc.	8,060	632,629
Seagate Technology plc	9,542	383,875

		1,741,319

Textiles, Apparel & Luxury Goods — 0.7%
Deckers Outdoor Corp.*	8,400	1,068,228
Ralph Lauren Corp.	3,654	473,595
VF Corp.	16,700	1,384,096
Wolverine World Wide, Inc.	13,188	463,822

		3,389,741

Trading Companies & Distributors — 0.1%
WESCO International, Inc.*	6,000	301,080

Wireless Telecommunication Services — 0.1%
NTT DOCOMO, Inc. (Japan)	19,700	488,537

Total Common Stocks (Cost $197,570,127)		199,344,594

	PRINCIPAL AMOUNT($)
Convertible Bonds — 3.9%
Biotechnology — 0.6%
Acorda Therapeutics, Inc. 1.75%, 6/15/2021	764,000	646,408
AMAG Pharmaceuticals, Inc. 3.25%, 6/1/2022	515,000	551,763

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Biotechnology — continued
BioMarin Pharmaceutical, Inc. 1.50%, 10/15/2020	351,000	413,774
Intercept Pharmaceuticals, Inc. 3.25%, 7/1/2023	588,000	549,530
Ionis Pharmaceuticals, Inc. 1.00%, 11/15/2021	679,000	708,474

		2,869,949

Capital Markets — 0.1%
Prospect Capital Corp. 4.75%, 4/15/2020	706,000	704,257

Communications Equipment — 0.1%
InterDigital, Inc. 1.50%, 3/1/2020	417,000	455,210

Equity Real Estate Investment Trusts (REITs) — 0.1%
Spirit Realty Capital, Inc.
2.88%, 5/15/2019	305,000	303,109
3.75%, 5/15/2021	269,000	266,101

		569,210

Health Care Equipment & Supplies — 0.1%
NuVasive, Inc. 2.25%, 3/15/2021	384,000	428,417

Health Care Providers & Services — 0.3%
Anthem, Inc. 2.75%, 10/15/2042	152,000	576,790
Molina Healthcare, Inc. 1.13%, 1/15/2020	284,000	883,364

		1,460,154

Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc. 1.25%, 7/1/2020	564,000	559,206

Internet & Direct Marketing Retail — 0.2%
Booking Holdings, Inc. 0.35%, 6/15/2020	182,000	262,793
Vipshop Holdings Ltd. (China) 1.50%, 3/15/2019	543,000	528,068

		790,861

IT Services — 0.3%
Akamai Technologies, Inc. Zero Coupon, 2/15/2019	612,000	605,891
Euronet Worldwide, Inc. 1.50%, 10/1/2044	417,000	637,765

		1,243,656

Life Sciences Tools & Services — 0.1%
Illumina, Inc. 0.50%, 6/15/2021	206,000	277,514

Metals & Mining — 0.1%
Royal Gold, Inc. 2.88%, 6/15/2019	413,000	415,277

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Convertible Bonds — continued
Oil, Gas & Consumable Fuels — 0.2%
Cheniere Energy, Inc. 4.25%, 3/15/2045	717,000	548,589
Oasis Petroleum, Inc. 2.63%, 9/15/2023	490,000	552,236

		1,100,825

Pharmaceuticals — 0.1%
Jazz Investments I Ltd. 1.88%, 8/15/2021	715,000	751,420

Semiconductors & Semiconductor Equipment — 0.8%
Integrated Device Technology, Inc. 0.88%, 11/15/2022	502,000	752,232
Intel Corp. 3.25%, 8/1/2039	198,000	449,201
Microchip Technology, Inc. 1.63%, 2/15/2025	396,000	515,779
Micron Technology, Inc. Series G, 3.00%, 11/15/2043	926,000	1,206,574
NXP Semiconductors NV (Netherlands) 1.00%, 12/1/2019	458,000	463,111
Veeco Instruments, Inc. 2.70%, 1/15/2023	427,000	357,004

		3,743,901

Software — 0.6%
Citrix Systems, Inc. 0.50%, 4/15/2019	451,000	638,959
j2 Global, Inc. 3.25%, 6/15/2029	575,000	678,759
Red Hat, Inc. 0.25%, 10/1/2019	497,000	1,155,693
Verint Systems, Inc. 1.50%, 6/1/2021	596,000	591,370

		3,064,781

Technology Hardware, Storage & Peripherals — 0.1%
Electronics For Imaging, Inc. 0.75%, 9/1/2019	542,000	532,603

Total Convertible Bonds (Cost $17,581,812)		18,967,241

	SHARES
Convertible Preferred Stocks — 0.6%
Banks — 0.2%
Bank of America Corp. Series L, 7.25% ($1,000 par value)	376	478,009
Wells Fargo & Co. Series L, 7.50% ($1,000 par value)	363	461,732

		939,741

Equity Real Estate Investment Trusts (REITs) — 0.0% (a)
Welltower, Inc. Series I, 6.50% ($50 par value)	4,200	258,720

INVESTMENTS	SHARES	VALUE($)

Health Care Equipment & Supplies — 0.1%
Becton Dickinson and Co. Series A, 6.13%, 5/1/2020 ($50 par value)	9,000	528,030

Machinery — 0.1%
Stanley Black & Decker, Inc. 5.38%, 5/15/2020 ($100 par value)	4,700	431,225

Multi-Utilities — 0.1%
Dominion Energy, Inc. Series A, 6.75%, 8/15/2019 ($50 par value)	9,000	431,550

Oil, Gas & Consumable Fuels — 0.1%
Hess Corp. 8.00%, 2/1/2019 ($50 par value)	7,300	463,476

Total Convertible Preferred Stocks (Cost $3,112,462)		3,052,742

Short-term Investments — 47.8%
Investment Companies — 47.8%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (b) (c) (Cost $231,232,143)	231,232,143	231,232,143

Total Investments — 93.6% (Cost $449,496,544)		452,596,720
Other Assets Less Liabilities — 6.4%		30,761,969

Net Assets — 100.0%		483,358,689

Percentages indicated are based on net assets.

Abbreviations
OYJ	Public Limited Company
(a)	Amount rounds to less than 0.1% of net assets.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2018.
*	Non-income producing security.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	9

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

Futures contracts outstanding as of October 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
CAC 40 10 Euro Index	14	11/2018	EUR	804,669	(14,910)
LME Nickel Base Metal	33	11/2018	USD	2,265,219	(195,868)
LME Zinc Base Metal	73	11/2018	USD	4,647,819	(21,547)
WTI Crude Oil	95	11/2018	USD	6,184,500	(726,523)
Australia 10 Year Bond	915	12/2018	AUD	83,853,881	(268,111)
Australia 3 Year Bond	207	12/2018	AUD	16,335,108	(7,133)
Cotton No. 2	237	12/2018	USD	9,107,910	(1,095,528)
Euro-Bobl	62	12/2018	EUR	9,230,984	(3,936)
Euro-Bund	25	12/2018	EUR	4,537,679	(1,290)
Euro-Buxl	11	12/2018	EUR	2,203,027	1,472
FTSE 100 Index	3	12/2018	GBP	271,701	(7,243)
Lean Hogs	139	12/2018	USD	3,249,820	(51,470)
Live Cattle	79	12/2018	USD	3,695,620	(12,533)
LME Aluminum Base Metal	15	12/2018	USD	734,438	(41,813)
LME Zinc Base Metal	32	12/2018	USD	2,011,800	(67,497)
Natural Gas	60	12/2018	USD	1,993,800	(19,310)
SPI 200 Index	29	12/2018	AUD	2,986,111	(173,725)
U.S. Treasury 10 Year Note	542	12/2018	USD	64,218,531	(967,950)
WTI Crude Oil	16	12/2018	USD	1,043,840	(137,422)
Feeder Cattle	116	01/2019	USD	8,707,250	(87,955)
LME Aluminum Base Metal	4	01/2019	USD	194,850	(5,625)
100 oz Gold	25	02/2019	USD	3,059,250	69,003
Copper	36	05/2019	USD	2,420,100	(100,546)

					(3,937,460)

Short Contracts
IBEX 35 Index	(36)	11/2018	EUR	(3,620,139)	26,653
LME Zinc Base Metal	(51)	11/2018	USD	(3,247,106)	(45,835)
Natural Gas	(124)	11/2018	USD	(4,072,160)	(339,830)
100 oz Gold	(34)	12/2018	USD	(4,142,220)	15,940
Canada 10 Year Bond	(43)	12/2018	CAD	(4,316,168)	55,061
Cocoa	(8)	12/2018	USD	(178,720)	3,496
Coffee ‘C’	(38)	12/2018	USD	(1,605,975)	28,592
Copper	(23)	12/2018	USD	(1,526,625)	13,889
Corn	(102)	12/2018	USD	(1,852,575)	266,349
Cotton No. 2	(6)	12/2018	USD	(230,580)	4,877
DAX Index	(10)	12/2018	EUR	(3,234,424)	140,836
EURO STOXX 50 Index	(68)	12/2018	EUR	(2,450,783)	28,703
Euro-Bund	(116)	12/2018	EUR	(21,054,830)	15,825
Euro-Schatz	(196)	12/2018	EUR	(24,860,602)	(51,482)
FTSE/MIB Index	(20)	12/2018	EUR	(2,147,334)	170,664
Hang Seng Index	(13)	12/2018	HKD	(2,072,545)	32,891
Japan 10 Year Bond	(57)	12/2018	JPY	(76,047,148)	(157,812)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2018

Futures contracts outstanding as of October 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Short Contracts — continued
Lean Hogs	(24)	12/2018	USD	(561,120)	(11,261)
LME Aluminum Base Metal	(15)	12/2018	USD	(734,438)	44,438
LME Nickel Base Metal	(7)	12/2018	USD	(481,593)	64,302
Long Gilt	(349)	12/2018	GBP	(54,606,097)	(50,739)
Natural Gas	(81)	12/2018	USD	(2,691,630)	(63,010)
S&P 500 E-Mini Index	(575)	12/2018	USD	(77,918,250)	5,307,138
Silver	(37)	12/2018	USD	(2,641,800)	131,337
TOPIX Index	(1)	12/2018	JPY	(145,123)	1,941
U.S. Treasury 2 Year Note	(289)	12/2018	USD	(60,875,140)	163,220
U.S. Treasury 5 Year Note	(121)	12/2018	USD	(13,600,211)	60,933
U.S. Treasury Long Bond	(31)	12/2018	USD	(4,287,688)	34,579
Wheat	(6)	12/2018	USD	(150,150)	1,932
LME Aluminum Base Metal	(17)	01/2019	USD	(828,113)	40,054
LME Zinc Base Metal	(18)	01/2019	USD	(1,123,763)	77,431
Soybean	(118)	01/2019	USD	(5,025,325)	121,002
Lean Hogs	(76)	02/2019	USD	(1,985,880)	(45,654)
Live Cattle	(41)	02/2019	USD	(2,004,080)	(70,161)
Sugar No. 11	(57)	02/2019	USD	(842,050)	33,697
Coffee ‘C’	(98)	03/2019	USD	(4,279,537)	(410,058)
Corn	(151)	03/2019	USD	(2,836,912)	(58,908)
Wheat	(149)	03/2019	USD	(3,844,200)	340,711
Sugar No. 11	(613)	04/2019	USD	(9,131,248)	(1,042,672)
Coffee ‘C’	(96)	05/2019	USD	(4,284,000)	(400,226)
Corn	(99)	05/2019	USD	(1,899,563)	(39,892)

					4,438,951

					501,491

Abbreviations

AUD	Australian Dollar
CAC	Continuous Assisted Quotation
CAD	Canadian Dollar
DAX	Deutscher Aktien Index
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
HKD	Hong Kong Dollar
IBEX	Spanish Exchange Index

JPY	Japanese Yen
LME	London Metal Exchange
MIB	Milan, Italian Stock Exchange
S&P	Standard & Poor’s
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
USD	United States Dollar
WTI	West Texas Intermediate

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	11

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

Forward foreign currency exchange contracts outstanding as of October 31, 2018:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
CAD	1,168,352	EUR	775,614	Deutsche Bank AG	11/19/2018	8,086
IDR	81,411,339,015	USD	5,252,683	Goldman Sachs International**	11/19/2018	85,947
INR	397,769,594	USD	5,310,108	Merrill Lynch International**	11/19/2018	51,295
JPY	397,402,101	USD	3,521,069	State Street Corp.	11/19/2018	5,208
NOK	9,351,543	USD	1,108,314	Barclays Bank plc	11/19/2018	1,817
TRY	33,149,866	USD	5,272,005	BNP Paribas	11/19/2018	595,555
USD	984,601	AUD	1,378,204	Goldman Sachs International	11/19/2018	8,446
USD	3,618,221	CAD	4,696,158	HSBC Bank, NA	11/19/2018	49,884
USD	29,510,625	CHF	29,224,144	State Street Corp.	11/19/2018	449,722
USD	5,399,364	CZK	121,667,207	Merrill Lynch International	11/19/2018	84,431
USD	229,255	EUR	197,495	Barclays Bank plc	11/19/2018	5,263
USD	33,042,142	EUR	28,740,919	HSBC Bank, NA	11/19/2018	445,111
USD	199,246	EUR	172,863	TD Bank Financial Group	11/19/2018	3,190
USD	21,746,782	GBP	16,630,494	Citibank, NA	11/19/2018	473,952
USD	434,681	GBP	333,200	HSBC Bank, NA	11/19/2018	8,470
USD	5,150,836	HUF	1,461,430,337	Citibank, NA	11/19/2018	47,058
USD	5,463,410	ILS	19,848,873	Citibank, NA	11/19/2018	119,884
USD	2,181,402	JPY	245,749,059	Barclays Bank plc	11/19/2018	792
USD	5,354,591	THB	175,770,345	Merrill Lynch International	11/19/2018	50,321
USD	5,251,234	TWD	162,074,077	Goldman Sachs International**	11/19/2018	9,978
ZAR	76,065,970	USD	5,057,729	Merrill Lynch International	11/19/2018	87,554

Total unrealized appreciation						2,591,964

CAD	1,094,616	EUR	737,284	National Australia Bank Ltd.	11/19/2018	(4,468)
CAD	17,561,964	USD	13,530,862	HSBC Bank, NA	11/19/2018	(186,550)
CAD	1,721,759	USD	1,322,208	National Australia Bank Ltd.	11/19/2018	(13,943)
CAD	711,431	USD	544,222	TD Bank Financial Group	11/19/2018	(3,648)
CHF	1,168,772	USD	1,173,652	TD Bank Financial Group	11/19/2018	(11,409)
EUR	172,863	GBP	153,423	Royal Bank of Canada	11/19/2018	(195)
EUR	176,515	USD	203,860	BNP Paribas	11/19/2018	(3,662)
EUR	20,980	USD	24,351	TD Bank Financial Group	11/19/2018	(556)
GBP	485,767	USD	623,174	State Street Corp.	11/19/2018	(1,807)
JPY	81,088,176	USD	721,295	Goldman Sachs International	11/19/2018	(1,773)
NOK	223,668,070	USD	27,026,382	State Street Corp.	11/19/2018	(474,518)
SEK	9,986,084	USD	1,098,056	Citibank, NA	11/19/2018	(5,316)
USD	12,969,356	AUD	18,352,308	State Street Corp.	11/19/2018	(29,236)
USD	3,198,101	JPY	360,950,645	State Street Corp.	11/19/2018	(4,730)
USD	1,108,671	JPY	125,317,594	TD Bank Financial Group	11/19/2018	(3,313)
USD	12,721,765	NZD	19,759,647	State Street Corp.	11/19/2018	(174,638)
USD	478,156	TRY	2,733,136	BNP Paribas	11/19/2018	(5,612)
MXN	98,668,968	USD	5,147,832	Citibank, NA	11/20/2018	(305,280)
MXN	11,613,773	USD	572,590	HSBC Bank, NA	11/20/2018	(2,600)

Total unrealized depreciation						(1,233,254)

Net unrealized appreciation						1,358,710

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2018

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Republic Krona
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	India Rupee
JPY	Japanese Yen

MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
THB	Thai Baht
TRY	New Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

**	Non-deliverable forward.

Over the Counter (“OTC”) Total return swap contracts outstanding as of October 31, 2018:
REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	FREQUENCY OF PAYMENTS MADE/ RECEIVED	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Media General, Inc., CVR‡	Total appreciation of the position at maturity	Total depreciation of the position at maturity	At Termination	Union Bank of Switzerland AG	11/16/2018	USD 48,548	—	2,379

							—	2,379

OTC Total Return Basket Swaps Outstanding at October 31, 2018
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in USD based on the local currencies of the positions within the swaps.	2/28/2019 — 11/29/2019	$22,578,466	$—	$—	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	13

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Auto Components
Gentex Corp.	10,299	216,794	—	0.0	(a)
Lear Corp.	1,708	226,993	—	0.0	(a)

	12,007	443,787	—	0.0	(a)

Banks
BankUnited, Inc.	17,708	586,135	—	0.0	(a)
Synovus Financial Corp.	13,605	511,004	—	0.0	(a)

	31,313	1,097,139	—	0.0	(a)

Capital Markets
Waddell & Reed Financial, Inc.	3,148	60,032	—	0.0	(a)

Chemicals
CF Industries Holdings, Inc.	12,303	590,913	—	0.0	(a)
Huntsman Corp.	699	15,294	—	0.0	(a)
Kraton Corp.*	14,222	391,674	—	0.0	(a)
Kronos Worldwide, Inc.	31,581	443,081	—	0.0	(a)
Trinseo SA	1,742	93,859	—	0.0	(a)
Westlake Chemical Corp.	7,683	547,798	—	0.0	(a)

	68,230	2,082,619	—	0.0	(a)

Commercial Services & Supplies
Herman Miller, Inc.	95	3,130	—	0.0	(a)
Steelcase, Inc.	35,416	587,906	—	0.0	(a)

	35,511	591,036	—	0.0	(a)

Communications Equipment
Motorola Solutions, Inc.	5,003	613,168	—	0.0	(a)

Construction & Engineering
EMCOR Group, Inc.	8,883	630,515	—	0.0	(a)

Consumer Finance
Ally Financial, Inc.	25,951	659,415	—	0.0	(a)

Diversified Financial Services
FGL Holdings*	69,210	546,759	—	0.0	(a)

Diversified Telecommunication Services
Vonage Holdings Corp.*	45,074	597,681	—	0.0	(a)

Electric Utilities
Exelon Corp.	14,072	616,494	—	0.0	(a)

Electrical Equipment
Generac Holdings, Inc.*	10,858	550,826	—	0.0	(a)
Sensata Technologies Holding plc*	12,521	587,235	—	0.0	(a)

	23,379	1,138,061	—	0.0	(a)

Electronic Equipment, Instruments & Components
CDW Corp.	6,667	600,097	—	0.0	(a)
FLIR Systems, Inc.	10,244	474,400	—	0.0	(a)
Jabil, Inc.	5,787	143,112	—	0.0	(a)
Littelfuse, Inc.	3,401	616,125	—	0.0	(a)
Vishay Intertechnology, Inc.	10,961	200,586	—	0.0	(a)

	37,060	2,034,320	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Energy Equipment & Services
Diamond Offshore Drilling, Inc.*	29,780	422,280	—	0.0	(a)

Entertainment
Viacom, Inc.	18,874	603,591	—	0.0	(a)

Food Products
Ingredion, Inc.	1,131	114,435	—	0.0	(a)
JM Smucker Co. (The)	6,504	704,513	—	0.0	(a)
TreeHouse Foods, Inc.*	13,466	613,511	—	0.0	(a)

	21,101	1,432,459	—	0.0	(a)

Health Care Equipment & Supplies
Baxter International, Inc.	9,415	588,532	—	0.0	(a)
Becton Dickinson and Co.	2,473	570,026	—	0.0	(a)

	11,888	1,158,558	—	0.0	(a)

Health Care Providers & Services
Humana, Inc.	573	183,595	—	0.0	(a)
Premier, Inc.*	13,437	604,665	—	0.0	(a)

	14,010	788,260	—	0.0	(a)

Hotels, Restaurants & Leisure
Royal Caribbean Cruises Ltd.	4,190	438,819	—	0.0	(a)

Household Durables
PulteGroup, Inc.	9,344	229,582	—	0.0	(a)
Toll Brothers, Inc.	5,869	197,550	—	0.0	(a)
William Lyon Homes*	18,223	247,104	—	0.0	(a)

	33,436	674,236	—	0.0	(a)

Independent Power and Renewable Electricity Producers
Vistra Energy Corp.*	28,693	649,323	—	0.0	(a)

Insurance
Axis Capital Holdings Ltd.	10,754	599,966	—	0.0	(a)

Interactive Media & Services
Cars.com, Inc.*	19,530	509,928	—	0.0	(a)
Match Group, Inc.*	12,952	669,878	—	0.0	(a)

	32,482	1,179,806	—	0.0	(a)

IT Services
Accenture plc	3,482	548,833	—	0.0	(a)
Automatic Data Processing, Inc.	4,156	598,797	—	0.0	(a)
Cognizant Technology Solutions Corp.	7,076	488,456	—	0.0	(a)
CSG Systems International, Inc.	14,483	508,353	—	0.0	(a)
ManTech International Corp.	10,118	579,559	—	0.0	(a)
MAXIMUS, Inc.	8,473	550,491	—	0.0	(a)
Teradata Corp.*	17,356	631,758	—	0.0	(a)
Total System Services, Inc.	6,381	581,628	—	0.0	(a)
VeriSign, Inc.*	4,123	587,692	—	0.0	(a)
Western Union Co. (The)	7,041	127,020	—	0.0	(a)

	82,689	5,202,587	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	15

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Life Sciences Tools & Services
Charles River Laboratories International, Inc.*	4,832	588,634	—	0.0	(a)
Medpace Holdings, Inc.*	11,427	595,347	—	0.0	(a)
Thermo Fisher Scientific, Inc.	2,581	603,051	—	0.0	(a)

	18,840	1,787,032	—	0.0	(a)

Machinery
Caterpillar, Inc.	3,671	445,366	—	0.0	(a)
IDEX Corp.	4,968	630,042	—	0.0	(a)
Watts Water Technologies, Inc.	8,850	619,942	—	0.0	(a)

	17,489	1,695,350	—	0.0	(a)

Media
Discovery, Inc.*	19,142	620,009	—	0.0	(a)
Interpublic Group of Cos., Inc. (The)	7,643	177,012	—	0.0	(a)
John Wiley & Sons, Inc.	3,199	173,514	—	0.0	(a)

	29,984	970,535	—	0.0	(a)

Metals & Mining
Schnitzer Steel Industries, Inc.	1,185	31,877	—	0.0	(a)

Multiline Retail
Kohl’s Corp.	8,732	661,274	—	0.0	(a)
Macy’s, Inc.	6,533	224,017	—	0.0	(a)

	15,265	885,291	—	0.0	(a)

Oil, Gas & Consumable Fuels
Chevron Corp.	4,884	545,299	—	0.0	(a)
ConocoPhillips	7,801	545,290	—	0.0	(a)
CONSOL Energy, Inc.*	10,423	415,252	—	0.0	(a)
Delek US Holdings, Inc.	12,726	467,299	—	0.0	(a)
Murphy Oil Corp.	21,326	679,446	—	0.0	(a)
Occidental Petroleum Corp.	8,188	549,169	—	0.0	(a)

	65,348	3,201,755	—	0.0	(a)

Paper & Forest Products
Boise Cascade Co.	4,304	132,520	—	0.0	(a)
Domtar Corp.	14,482	670,661	—	0.0	(a)
Verso Corp.*	18,742	526,838	—	0.0	(a)

	37,528	1,330,019	—	0.0	(a)

Pharmaceuticals
Bristol-Myers Squibb Co.	11,568	584,647	—	0.0	(a)
Johnson & Johnson	1,212	169,668	—	0.0	(a)
Mallinckrodt plc*	4,996	125,200	—	0.0	(a)
Perrigo Co. plc	8,721	613,086	—	0.0	(a)

	26,497	1,492,601	—	0.0	(a)

Professional Services
Korn/Ferry International	2,762	124,677	—	0.0	(a)

Road & Rail
ArcBest Corp.	15,107	560,772	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	6,073	199,680	—	0.0	(a)
Entegris, Inc.	7,786	206,640	—	0.0	(a)
First Solar, Inc.*	3,206	134,011	—	0.0	(a)
Lam Research Corp.	1,149	162,848	—	0.0	(a)
Mellanox Technologies Ltd.*	1,781	150,833	—	0.0	(a)
MKS Instruments, Inc.	4,777	352,017	—	0.0	(a)
SolarEdge Technologies, Inc.*	15,965	618,325	—	0.0	(a)
Teradyne, Inc.	4,296	147,997	—	0.0	(a)
Texas Instruments, Inc.	6,021	558,929	—	0.0	(a)

	51,054	2,531,280	—	0.0	(a)

Software
Fair Isaac Corp.*	2,925	563,677	—	0.0	(a)
Intuit, Inc.	2,700	569,700	—	0.0	(a)
LogMeIn, Inc.	5,451	469,440	—	0.0	(a)
Microsoft Corp.	5,511	588,630	—	0.0	(a)
Progress Software Corp.	3,950	126,953	—	0.0	(a)

	20,537	2,318,400	—	0.0	(a)

Specialty Retail
Abercrombie & Fitch Co.	31,864	627,721	—	0.0	(a)
American Eagle Outfitters, Inc.	9,931	229,009	—	0.0	(a)
Best Buy Co., Inc.	4,652	326,384	—	0.0	(a)
Caleres, Inc.	7,023	240,187	—	0.0	(a)
Chico’s FAS, Inc.	26,250	201,337	—	0.0	(a)
Children’s Place, Inc. (The)	980	146,412	—	0.0	(a)
Dick’s Sporting Goods, Inc.	4,475	158,281	—	0.0	(a)
DSW, Inc.	5,560	147,618	—	0.0	(a)
Foot Locker, Inc.	3,546	167,158	—	0.0	(a)
Signet Jewelers Ltd.	10,095	565,825	—	0.0	(a)
Tailored Brands, Inc.	28,029	588,889	—	0.0	(a)
Urban Outfitters, Inc.*	5,121	202,075	—	0.0	(a)
Williams-Sonoma, Inc.	3,719	220,834	—	0.0	(a)
Zumiez, Inc.*	10,726	249,487	—	0.0	(a)

	151,971	4,071,217	—	0.0	(a)

Technology Hardware, Storage & Peripherals
Hewlett Packard Enterprise Co.	39,479	602,055	—	0.0	(a)
Seagate Technology plc	4,536	182,483	—	0.0	(a)

	44,015	784,538	—	0.0	(a)

Textiles, Apparel & Luxury Goods
Columbia Sportswear Co.	1,478	133,434	—	0.0	(a)
Deckers Outdoor Corp.*	5,669	720,927	—	0.0	(a)
Michael Kors Holdings Ltd.*	9,240	511,988	—	0.0	(a)
Oxford Industries, Inc.	2,672	237,755	—	0.0	(a)
Ralph Lauren Corp.	1,195	154,884	—	0.0	(a)
Wolverine World Wide, Inc.	3,909	137,479	—	0.0	(a)

	24,163	1,896,467	—	0.0	(a)

Trading Companies & Distributors
Beacon Roofing Supply, Inc.*	15,485	432,186	—	0.0	(a)

Total Long Positions of Total Return Basket Swaps	1,203,968	48,374,908	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	17

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Aerospace & Defense
Axon Enterprise, Inc.*	(9,531)	(588,253)	—	0.0	(a)
Cubic Corp.	(5,615)	(368,400)	—	0.0	(a)
Mercury Systems, Inc.*	(3,098)	(145,172)	—	0.0	(a)
TransDigm Group, Inc.*	(1,246)	(411,492)	—	0.0	(a)

	(19,490)	(1,513,317)	—	0.0	(a)

Airlines
Spirit Airlines, Inc.*	(1,539)	(79,874)	—	0.0	(a)

Beverages
Coca-Cola Bottling Co. Consolidated	(2,343)	(404,472)	—	0.0	(a)

Chemicals
GCP Applied Technologies, Inc.*	(11,072)	(287,540)	—	0.0	(a)
RPM International, Inc.	(10,059)	(615,309)	—	0.0	(a)

	(21,131)	(902,849)	—	0.0	(a)

Commercial Services & Supplies
Healthcare Services Group, Inc.	(9,639)	(391,247)	—	0.0	(a)

Communications Equipment
Infinera Corp.*	(51,166)	(283,460)	—	0.0	(a)
Lumentum Holdings, Inc.*	(10,514)	(574,590)	—	0.0	(a)
ViaSat, Inc.*	(6,255)	(398,819)	—	0.0	(a)

	(67,935)	(1,256,869)	—	0.0	(a)

Construction & Engineering
Dycom Industries, Inc.*	(6,371)	(432,463)	—	0.0	(a)

Construction Materials
Martin Marietta Materials, Inc.	(1,497)	(256,406)	—	0.0	(a)
Vulcan Materials Co.	(3,136)	(317,175)	—	0.0	(a)

	(4,633)	(573,581)	—	0.0	(a)

Electric Utilities
Southern Co. (The)	(7,561)	(340,472)	—	0.0	(a)

Electronic Equipment, Instruments & Components
Fitbit, Inc.*	(36,597)	(173,104)	—	0.0	(a)

Energy Equipment & Services
Weatherford International plc*	(178,110)	(240,449)	—	0.0	(a)

Entertainment
Netflix, Inc.*	(1,237)	(373,302)	—	0.0	(a)

Food & Staples Retailing
Casey’s General Stores, Inc.	(4,177)	(526,761)	—	0.0	(a)

Health Care Equipment & Supplies
Nevro Corp.*	(5,764)	(281,053)	—	0.0	(a)
Penumbra, Inc.*	(4,044)	(549,984)	—	0.0	(a)

	(9,808)	(831,037)	—	0.0	(a)

Health Care Technology
Evolent Health, Inc.*	(21,556)	(478,543)	—	0.0	(a)
Teladoc Health, Inc.*	(7,867)	(545,498)	—	0.0	(a)

	(29,423)	(1,024,041)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Hotels, Restaurants & Leisure
Caesars Entertainment Corp.*	(14,602)	(125,431)	—	0.0	(a)

Household Durables
iRobot Corp.*	(3,754)	(330,990)	—	0.0	(a)

Insurance
Markel Corp.*	(432)	(472,280)	—	0.0	(a)

Interactive Media & Services
Snap, Inc.*	(39,354)	(260,130)	—	0.0	(a)

Internet & Direct Marketing Retail
Groupon, Inc.*	(113,381)	(370,756)	—	0.0	(a)
Wayfair, Inc.*	(2,263)	(249,586)	—	0.0	(a)

	(115,644)	(620,342)	—	0.0	(a)

IT Services
GTT Communications, Inc.*	(12,571)	(451,299)	—	0.0	(a)
InterXion Holding NV*	(1,247)	(73,411)	—	0.0	(a)
MongoDB, Inc.*	(8,601)	(700,981)	—	0.0	(a)
Twilio, Inc.*	(8,560)	(643,883)	—	0.0	(a)

	(30,979)	(1,869,574)	—	0.0	(a)

Leisure Products
Mattel, Inc.*	(29,044)	(394,418)	—	0.0	(a)

Machinery
EnPro Industries, Inc.	(5,677)	(353,110)	—	0.0	(a)
REV Group, Inc.	(16,221)	(176,971)	—	0.0	(a)

	(21,898)	(530,081)	—	0.0	(a)

Media
Liberty Broadband Corp.*	(4,778)	(396,240)	—	0.0	(a)

Metals & Mining
AK Steel Holding Corp.*	(122,152)	(451,962)	—	0.0	(a)
Coeur Mining, Inc.*	(52,478)	(250,845)	—	0.0	(a)
Compass Minerals International, Inc.	(7,839)	(380,270)	—	0.0	(a)

	(182,469)	(1,083,077)	—	0.0	(a)

Multi-Utilities
Dominion Energy, Inc.	(179)	(12,784)	—	0.0	(a)
NiSource, Inc.	(13,337)	(338,227)	—	0.0	(a)

	(13,516)	(351,011)	—	0.0	(a)

Oil, Gas & Consumable Fuels
Chesapeake Energy Corp.*	(122,282)	(429,210)	—	0.0	(a)
Extraction Oil & Gas, Inc.*	(33,444)	(267,218)	—	0.0	(a)
Matador Resources Co.*	(17,435)	(502,825)	—	0.0	(a)
Parsley Energy, Inc.*	(17,437)	(408,374)	—	0.0	(a)
QEP Resources, Inc.*	(49,816)	(443,860)	—	0.0	(a)
WPX Energy, Inc.*	(14,740)	(236,430)	—	0.0	(a)

	(255,154)	(2,287,917)	—	0.0	(a)

Pharmaceuticals
Aerie Pharmaceuticals, Inc.*	(7,689)	(408,901)	—	0.0	(a)
Intra-Cellular Therapies, Inc.*	(19,915)	(338,157)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	19

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Pharmaceuticals — continued
Medicines Co. (The)*	(5,099)	(118,603)	—	0.0	(a)
Nektar Therapeutics*	(7,827)	(302,748)	—	0.0	(a)
Theravance Biopharma, Inc.*	(21,060)	(511,126)	—	0.0	(a)

	(61,590)	(1,679,535)	—	0.0	(a)

Road & Rail
AMERCO	(1,053)	(343,783)	—	0.0	(a)
Hertz Global Holdings, Inc.*	(31,821)	(437,539)	—	0.0	(a)

	(32,874)	(781,322)	—	0.0	(a)

Software
Benefitfocus, Inc.*	(15,198)	(539,985)	—	0.0	(a)
Box, Inc.*	(14,403)	(259,254)	—	0.0	(a)
Coupa Software, Inc.*	(8,386)	(543,664)	—	0.0	(a)
FireEye, Inc.*	(15,557)	(287,649)	—	0.0	(a)
Nutanix, Inc.*	(11,243)	(466,697)	—	0.0	(a)
Q2 Holdings, Inc.*	(7,970)	(424,243)	—	0.0	(a)

	(72,757)	(2,521,492)	—	0.0	(a)

Specialty Retail
CarMax, Inc.*	(3,662)	(248,686)	—	0.0	(a)

Technology Hardware, Storage & Peripherals
Cray, Inc.*	(20,030)	(454,481)	—	0.0	(a)

Trading Companies & Distributors
Herc Holdings, Inc.*	(9,252)	(296,619)	—	0.0	(a)
SiteOne Landscape Supply, Inc.*	(7,458)	(507,442)	—	0.0	(a)

	(16,710)	(804,061)	—	0.0	(a)

Transportation Infrastructure
Macquarie Infrastructure Corp.	(6,669)	(246,420)	—	0.0	(a)

Water Utilities
American Water Works Co., Inc.	(5,602)	(495,945)	—	0.0	(a)
Aqua America, Inc.	(13,515)	(439,643)	—	0.0	(a)
California Water Service Group	(8,084)	(339,528)	—	0.0	(a)

	(27,201)	(1,275,116)	—	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(1,353,111)	(25,796,442)	—	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(149,143)	22,578,466	—	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BA on long positions and short positions respectively, which is denominated in CAD based on the local currencies of the positions within the swaps.	11/12/2019 — 11/29/2019	$(6,368,367)	$(125)	$—	$(125)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Auto Components
Magna International, Inc.	4,449	219,028	—	0.0	(a)

Food & Staples Retailing
Empire Co. Ltd.	35,144	639,370	—	0.0	(a)

Leisure Products
BRP, Inc.	6,591	265,152	—	0.0	(a)

Media
Quebecor, Inc.	30,210	592,520	—	0.0	(a)

Paper & Forest Products
Canfor Corp.*	9,728	139,737	—	0.0	(a)

Textiles, Apparel & Luxury Goods
Gildan Activewear, Inc.	5,592	167,150	—	0.0	(a)

Thrifts & Mortgage Finance
Genworth MI Canada, Inc.	12,394	406,810	(125)	0.0	(a)

Total Long Positions of Total Return Basket Swaps	104,108	2,429,767	(125)	0.0	(a)

Short Positions

Common Stocks
Aerospace & Defense
Bombardier, Inc.*	(17,646)	(42,759)	—	0.0	(a)

Capital Markets
Thomson Reuters Corp.	(12,695)	(590,849)	—	0.0	(a)

Commercial Services & Supplies
Ritchie Bros Auctioneers, Inc.	(16,068)	(540,462)	—	0.0	(a)

Construction & Engineering
SNC-Lavalin Group, Inc.	(14,787)	(527,927)	—	0.0	(a)

Containers & Packaging
CCL Industries, Inc.	(13,096)	(550,918)	—	0.0	(a)

Diversified Financial Services
Onex Corp.	(8,668)	(569,878)	—	0.0	(a)

Entertainment
Cineplex, Inc.	(22,084)	(608,780)	—	0.0	(a)

Metals & Mining
Agnico Eagle Mines Ltd.	(17,424)	(615,455)	—	0.0	(a)
First Quantum Minerals Ltd.	(18,076)	(180,424)	—	0.0	(a)
Franco-Nevada Corp.	(6,382)	(398,593)	—	0.0	(a)
Goldcorp, Inc.	(59,074)	(533,548)	—	0.0	(a)
Kinross Gold Corp.*	(213,998)	(555,945)	—	0.0	(a)
Yamana Gold, Inc.	(203,511)	(462,226)	—	0.0	(a)

	(518,465)	(2,746,191)	—	0.0	(a)

Oil, Gas & Consumable Fuels
Keyera Corp.	(23,206)	(578,189)	—	0.0	(a)
Paramount Resources Ltd.*	(59,960)	(438,159)	—	0.0	(a)
Pembina Pipeline Corp.	(16,780)	(542,742)	—	0.0	(a)
Seven Generations Energy Ltd.*	(46,182)	(494,989)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	21

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
TransCanada Corp.	(15,018)	(566,291)	—	0.0	(a)

	(161,146)	(2,620,370)	—	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(784,655)	(8,798,134)	—	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(680,547)	(6,368,367)	(125)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBR on long positions and short positions respectively, which is denominated in AUD based on the local currencies of the positions within the swaps.	11/29/2019	$1,817,464	$(889)	$—	$(889)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Airlines
Qantas Airways Ltd.	36,452	141,498	298	0.0	(a)

Food & Staples Retailing
Metcash Ltd.	63,221	123,563	445	0.0	(a)

Hotels, Restaurants & Leisure
Flight Centre Travel Group Ltd.	16,333	538,777	2,104	0.0	(a)

IT Services
Computershare Ltd.	41,879	588,093	1,782	0.0	(a)

Metals & Mining
Alumina Ltd.	326,749	592,995	2,957	0.0	(a)
OZ Minerals Ltd.	33,401	214,265	680	0.0	(a)
Regis Resources Ltd.	4,702	14,105	54	0.0	(a)

	364,852	821,365	3,691	0.0	(a)

Oil, Gas & Consumable Fuels
Beach Energy Ltd.	440,501	548,687	(329)	0.0	(a)
Caltex Australia Ltd.	28,158	563,408	(98)	0.0	(a)
Oil Search Ltd.	109,702	603,087	(529)	0.0	(a)
Woodside Petroleum Ltd.	25,580	629,787	(1,503)	0.0	(a)

	603,941	2,344,969	(2,459)	0.0	(a)

Total Long Positions of Total Return Basket Swaps	1,126,678	4,558,265	5,861	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Chemicals
Nufarm Ltd.	(148,974)	(602,432)	(1,105)	0.0	(a)

Containers & Packaging
Amcor Ltd.	(61,925)	(584,338)	(1,103)	0.0	(a)

Electric Utilities
AusNet Services	(523,585)	(635,064)	(1,036)	0.0	(a)

Hotels, Restaurants & Leisure
Star Entertainment Grp Ltd. (The)	(133,222)	(449,246)	(2,069)	0.0	(a)
Tabcorp Holdings Ltd.	(143,134)	(469,721)	(1,437)	0.0	(a)

	(276,356)	(918,967)	(3,506)	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(1,010,840)	(2,740,801)	(6,750)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	115,838	1,817,464	(889)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in JPY based on the local currencies of the positions within the swaps.	11/29/2019	$(14,894,494)	$30,252	$—	$30,252

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Auto Components
TS Tech Co. Ltd.	11,300	325,215	(260)	0.0	(a)

Electric Utilities
Kansai Electric Power Co., Inc. (The)	21,900	335,190	(680)	0.0	(a)

Pharmaceuticals
Kaken Pharmaceutical Co. Ltd.	10,300	516,451	(215)	0.0	(a)

Trading Companies & Distributors
Sumitomo Corp.	34,100	517,184	(655)	0.0	(a)

Total Long Positions of Total Return Basket Swaps	77,600	1,694,040	(1,810)	0.0	(a)

Short Positions

Common Stocks
Air Freight & Logistics
Yamato Holdings Co. Ltd.	(12,600)	(344,464)	589	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	23

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Chemicals
Kansai Paint Co. Ltd.	(31,800)	(469,886)	1,048	0.0	(a)
Nippon Paint Holdings Co. Ltd.	(15,900)	(496,666)	1,464	0.0	(a)
Toray Industries, Inc.	(89,600)	(635,559)	1,213	0.0	(a)

	(137,300)	(1,602,111)	3,725	0.0	(a)

Construction & Engineering
JGC Corp.	(26,500)	(512,956)	1,614	0.0	(a)

Consumer Finance
Acom Co. Ltd.	(106,000)	(390,175)	1,565	0.0	(a)
Aiful Corp.*	(85,500)	(225,497)	311	0.0	(a)

	(191,500)	(615,672)	1,876	0.0	(a)

Electronic Equipment, Instruments & Components
Alps Electric Co. Ltd.	(20,100)	(473,814)	3,592	0.0	(a)
Hirose Electric Co. Ltd.	(5,800)	(552,785)	(1,237)	0.0	(a)
Murata Manufacturing Co. Ltd.	(3,200)	(498,033)	(11,234)	0.0	(a)
Omron Corp.	(14,300)	(578,928)	1,512	0.0	(a)

	(43,400)	(2,103,560)	(7,367)	0.0	(a)

Food & Staples Retailing
Aeon Co. Ltd.	(24,600)	(564,623)	42	0.0	(a)
Tsuruha Holdings, Inc.	(5,400)	(563,599)	(795)	0.0	(a)

	(30,000)	(1,128,222)	(753)	0.0	(a)

Food Products
Ezaki Glico Co. Ltd.	(13,300)	(663,009)	(572)	0.0	(a)
Kewpie Corp.	(18,800)	(432,148)	1,550	0.0	(a)
Yamazaki Baking Co. Ltd.*	(25,800)	(465,049)	488	0.0	(a)

	(57,900)	(1,560,206)	1,466	0.0	(a)

Hotels, Restaurants & Leisure
HIS Co. Ltd.	(12,900)	(392,888)	(1,321)	0.0	(a)
Kyoritsu Maintenance Co. Ltd.	(9,300)	(413,170)	(239)	0.0	(a)

	(22,200)	(806,058)	(1,560)	0.0	(a)

Household Durables
Panasonic Corp.	(51,000)	(547,304)	17,454	0.0	(a)

Household Products
Lion Corp.	(29,100)	(547,105)	(360)	0.0	(a)

Industrial Conglomerates
Keihan Holdings Co. Ltd.	(15,000)	(569,193)	(221)	0.0	(a)
Seibu Holdings, Inc.	(30,200)	(547,906)	(32)	0.0	(a)

	(45,200)	(1,117,099)	(253)	0.0	(a)

Insurance
T&D Holdings, Inc.	(33,400)	(533,923)	4,515	0.0	(a)

Interactive Media & Services
LINE Corp.*	(4,300)	(137,092)	(663)	0.0	(a)
Yahoo Japan Corp.	(159,500)	(497,608)	4,209	0.0	(a)

	(163,800)	(634,700)	3,546	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Machinery
FANUC Corp.	(3,600)	(626,281)	3,364	0.0	(a)

Metals & Mining
UACJ Corp.	(15,300)	(333,514)	1,816	0.0	(a)

Multiline Retail
Marui Group Co. Ltd.	(26,000)	(559,826)	106	0.0	(a)

Road & Rail
Keio Corp.	(10,500)	(570,298)	137	0.0	(a)
Kintetsu Group Holdings Co. Ltd.	(14,600)	(560,845)	(576)	0.0	(a)
Odakyu Electric Railway Co. Ltd.	(18,300)	(386,875)	96	0.0	(a)

	(43,400)	(1,518,018)	(343)	0.0	(a)

Semiconductors & Semiconductor Equipment
Renesas Electronics Corp.*	(55,600)	(292,900)	1,767	0.0	(a)
Rohm Co. Ltd.	(2,500)	(175,761)	160	0.0	(a)

	(58,100)	(468,661)	1,927	0.0	(a)

Specialty Retail
Nitori Holdings Co. Ltd.	(4,300)	(561,466)	67	0.0	(a)

Trading Companies & Distributors
MonotaRO Co. Ltd.	(21,200)	(467,388)	633	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(1,015,800)	(16,588,534)	32,062	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(938,200)	(14,894,494)	30,252	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month EURIBOR on long positions and short positions respectively, which is denominated in EUR based on the local currencies of the positions within the swaps.	11/29/2019	$(13,819,706)	$27,509	$—	$27,509

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Automobiles
Peugeot SA	4,758	113,101	(233)	0.0	(a)

Chemicals
Covestro AG (b)	5,699	367,522	(1,186)	0.0	(a)

Electric Utilities
Enel SpA	79,276	388,696	(463)	0.0	(a)

Total Long Positions of Total Return Basket Swaps	89,733	869,319	(1,882)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	25

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Auto Components
Brembo SpA	(36,029)	(398,873)	232	0.0	(a)
Nokian Renkaat OYJ	(15,562)	(495,002)	(55)	0.0	(a)

	(51,591)	(893,875)	177	0.0	(a)

Capital Markets
Deutsche Bank AG (Registered)	(53,141)	(519,386)	1,319	0.0	(a)

Chemicals
LANXESS AG	(8,409)	(520,498)	1,062	0.0	(a)
Symrise AG	(7,267)	(608,736)	1,673	0.0	(a)
Umicore SA	(12,458)	(586,434)	423	0.0	(a)

	(28,134)	(1,715,668)	3,158	0.0	(a)

Commercial Services & Supplies
Elis SA	(28,816)	(581,051)	892	0.0	(a)

Construction & Engineering
Boskalis Westminster	(22,017)	(633,051)	1,860	0.0	(a)
Bouygues SA	(13,962)	(508,645)	1,200	0.0	(a)

	(35,979)	(1,141,696)	3,060	0.0	(a)

Containers & Packaging
Huhtamaki OYJ	(19,494)	(546,562)	798	0.0	(a)

Diversified Financial Services
Wendel SA	(3,796)	(491,871)	857	0.0	(a)

Diversified Telecommunication Services
Cellnex Telecom SA (b)	(25,239)	(627,852)	1,346	0.0	(a)
Iliad SA	(3,430)	(396,458)	783	0.0	(a)

	(28,669)	(1,024,310)	2,129	0.0	(a)

Gas Utilities
Rubis SCA	(10,777)	(556,029)	1,811	0.0	(a)

Hotels, Restaurants & Leisure
Elior Group SA (b)	(12,298)	(176,898)	423	0.0	(a)
Paddy Power Betfair plc	(2,953)	(254,868)	—	0.0	(a)

	(15,251)	(431,766)	423	0.0	(a)

Household Durables
Neinor Homes SA* (b)	(18,615)	(299,602)	(205)	0.0	(a)

Industrial Conglomerates
Siemens AG (Registered)	(4,817)	(553,699)	1,283	0.0	(a)

Internet & Direct Marketing Retail
Delivery Hero SE* (b)	(14,139)	(569,309)	1,450	0.0	(a)
Zalando SE*(b)	(12,584)	(486,436)	1,025	0.0	(a)

	(26,723)	(1,055,745)	2,475	0.0	(a)

Life Sciences Tools & Services
Eurofins Scientific SE	(1,230)	(619,849)	2,057	0.0	(a)
MorphoSys AG*	(2,622)	(242,789)	142	0.0	(a)

	(3,852)	(862,638)	2,199	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Machinery
Alstom SA*	(5,378)	(234,872)	561	0.0	(a)
GEA Group AG	(17,184)	(522,153)	635	0.0	(a)

	(22,562)	(757,025)	1,196	0.0	(a)

Media
Altice Europe NV*	(31,907)	(75,908)	237	0.0	(a)
JCDecaux SA	(14,685)	(482,076)	1,278	0.0	(a)
Telenet Group Holding NV	(2,695)	(130,568)	323	0.0	(a)

	(49,287)	(688,552)	1,838	0.0	(a)

Metals & Mining
thyssenkrupp AG	(14,816)	(310,560)	1,153	0.0	(a)

Multi-Utilities
E.ON SE	(56,680)	(548,099)	1,184	0.0	(a)
RWE AG	(25,983)	(505,479)	1,299	0.0	(a)

	(82,663)	(1,053,578)	2,483	0.0	(a)

Semiconductors & Semiconductor Equipment
SOITEC*	(2,631)	(187,471)	1,015	0.0	(a)

Specialty Retail
Industria de Diseno Textil SA	(6,569)	(185,145)	343	0.0	(a)

Transportation Infrastructure
Aeroports de Paris	(2,826)	(591,066)	774	0.0	(a)
Getlink	(19,218)	(241,730)	213	0.0	(a)

	(22,044)	(832,796)	987	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(530,227)	(14,689,025)	29,391	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(440,494)	(13,819,706)	27,509	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in CHF based on the local currencies of the positions within the swaps.	11/29/2019	$1,831,859	$(2,146)	$—	$(2,146)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	27

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Diversified Telecommunication Services
Sunrise Communications Group AG* (b)	6,876	605,239	(333)	0.0	(a)

Food Products
Barry Callebaut AG (Registered)	331	646,965	(147)	0.0	(a)

Insurance
Helvetia Holding AG (Registered)	1,036	634,576	(97)	0.0	(a)
Swiss Life Holding AG (Registered)*	1,631	615,238	(466)	0.0	(a)

	2,667	1,249,814	(563)	0.0	(a)

Machinery
Georg Fischer AG (Registered)	90	83,731	(45)	0.0	(a)

Pharmaceuticals
Roche Holding AG	579	140,962	(1)	0.0	(a)

Real Estate Management & Development
PSP Swiss Property AG (Registered)	6,617	638,455	(480)	0.0	(a)
Swiss Prime Site AG (Registered)*	6,927	562,080	(526)	0.0	(a)

	13,544	1,200,535	(1,006)	0.0	(a)

Textiles, Apparel & Luxury Goods
Swatch Group AG (The)	662	223,606	(402)	0.0	(a)

Total Long Positions of Total Return Basket Swaps	24,749	4,150,852	(2,497)	0.0	(a)

Short Positions

Common Stocks
Chemicals
Clariant AG (Registered)*	(27,229)	(586,864)	82	0.0	(a)
EMS-Chemie Holding AG (Registered)	(1,056)	(581,825)	94	0.0	(a)

	(28,285)	(1,168,689)	176	0.0	(a)

Household Durables
Forbo Holding AG (Registered)	(121)	(177,602)	86	0.0	(a)

Professional Services
DKSH Holding AG	(10,270)	(692,404)	488	0.0	(a)

Semiconductors & Semiconductor Equipment
ams AG*	(7,195)	(280,298)	(399)	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(45,871)	(2,318,993)	351	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(21,122)	1,831,859	(2,146)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in GBP based on the local currencies of the positions within the swaps.	11/29/2019	$3,828,814	$(8,794)	$—	$(8,794)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Aerospace & Defense
Meggitt plc	93,210	630,622	(588)	0.0	(a)

Air Freight & Logistics
Royal Mail plc	136,090	624,779	298	0.0	(a)

Airlines
International Consolidated Airlines Group SA	927	7,147	(3)	0.0	(a)
Wizz Air Holdings plc* (b)	19,563	641,646	(1,244)	0.0	(a)

	20,490	648,793	(1,247)	0.0	(a)

Capital Markets
3i Group plc	26,298	294,467	(732)	0.0	(a)

Diversified Financial Services
Plus500 Ltd.	37,673	649,841	(2,159)	0.0	(a)

Energy Equipment & Services
Petrofac Ltd.	73,253	538,667	(2,713)	0.0	(a)

Health Care Equipment & Supplies
Smith & Nephew plc	38,437	624,788	(885)	0.0	(a)

Hotels, Restaurants & Leisure
Carnival plc	3,736	203,633	59	0.0	(a)
GVC Holdings plc	52,822	632,722	86	0.0	(a)
William Hill plc	105,325	283,133	149	0.0	(a)

	161,883	1,119,488	294	0.0	(a)

Household Durables
Berkeley Group Holdings plc	5,565	248,718	(315)	0.0	(a)
Bovis Homes Group plc	46,096	569,745	(1,189)	0.0	(a)
Persimmon plc	20,771	607,907	(1,138)	0.0	(a)
Redrow plc	70,404	475,368	(231)	0.0	(a)
Taylor Wimpey plc	285,203	587,241	(1,502)	0.0	(a)

	428,039	2,488,979	(4,375)	0.0	(a)

Machinery
Bodycote plc	56,667	575,465	(729)	0.0	(a)

Media
Informa plc	19,157	174,819	84	0.0	(a)
Pearson plc	59,095	678,880	120	0.0	(a)

	78,252	853,699	204	0.0	(a)

Metals & Mining
Centamin plc	123,689	157,072	(237)	0.0	(a)
Rio Tinto plc	10,088	489,780	(661)	0.0	(a)

	133,777	646,852	(898)	0.0	(a)

Oil, Gas & Consumable Fuels
BP plc	80,615	582,340	(2,218)	0.0	(a)
Royal Dutch Shell plc	17,745	578,717	(3,068)	0.0	(a)

	98,360	1,161,057	(5,286)	0.0	(a)

Wireless Telecommunication Services
Vodafone Group plc	291,775	548,694	(2,596)	0.0	(a)

Total Long Positions of Total Return Basket Swaps	1,674,204	11,406,191	(21,412)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	29

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Banks
Standard Chartered plc	(41,122)	(288,212)	616	0.0	(a)

Capital Markets
St James’s Place plc	(26,805)	(346,408)	840	0.0	(a)

Chemicals
Johnson Matthey plc	(13,880)	(526,243)	1,209	0.0	(a)

Diversified Telecommunication Services
Inmarsat plc	(87,298)	(507,676)	1,260	0.0	(a)

Entertainment
Cineworld Group plc	(41,698)	(156,752)	264	0.0	(a)

Health Care Providers & Services
NMC Health plc	(14,106)	(636,034)	797	0.0	(a)
Spire Healthcare Group plc (b)	(75,994)	(114,037)	—	0.0	(a)

	(90,100)	(750,071)	797	0.0	(a)

Hotels, Restaurants & Leisure
Compass Group plc	(22,855)	(449,530)	354	0.0	(a)
InterContinental Hotels Group plc	(2,264)	(118,792)	145	0.0	(a)
Merlin Entertainments plc (b)	(115,889)	(478,599)	155	0.0	(a)
Whitbread plc	(9,770)	(549,343)	129	0.0	(a)

	(150,778)	(1,596,264)	783	0.0	(a)

Household Durables
Crest Nicholson Holdings plc	(40,397)	(175,973)	—	0.0	(a)

Industrial Conglomerates
DCC plc	(8,168)	(700,085)	983	0.0	(a)

Media
ITV plc	(277,874)	(527,481)	1,557	0.0	(a)

Metals & Mining
Fresnillo plc	(37,898)	(410,968)	103	0.0	(a)

Multiline Retail
B&M European Value Retail SA	(24,932)	(132,669)	157	0.0	(a)

Multi-Utilities
National Grid plc	(55,802)	(589,495)	1,941	0.0	(a)

Real Estate Management & Development
Capital & Counties Properties plc	(181,639)	(579,546)	1,578	0.0	(a)

Software
Sage Group plc (The)	(17,802)	(123,776)	100	0.0	(a)

Specialty Retail
Kingfisher plc	(51,047)	(165,758)	430	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(1,147,240)	(7,577,377)	12,618	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	526,964	3,828,814	(8,794)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2018

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long, which is denominated in GBP based on the local currencies of the positions within the swaps.	11/29/2019	$2,387,024	$20,280	$—	$20,280

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Biotechnology
Shire plc	31,880	1,923,988	16,731	0.0	(a)

Capital Markets
NEX Group plc	31,928	463,036	8,133	0.0	(a)
Sole Realisation Co. plc*‡	5,123	—	(4,584)	0.0	(a)

	37,051	463,036	3,549	0.0	(a)

Total Long Positions of Total Return Basket Swaps	68,931	2,387,024	20,280	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions, which is denominated in USD based on the local currencies of the positions within the swaps.	11/29/2019	$5,348,511	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Insurance
Stewart Information Services Corp.	700	28,896	—	0.0	(a)

Paper & Forest Products
KapStone Paper and Packaging Corp.	151,989	5,319,615	—	0.0	(a)

Total Long Positions of Total Return Basket Swaps	152,689	5,348,511	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	31

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on short positions, which is denominated in JPY based on the local currencies of the positions within the swaps.	5/27/2019	$(1,098,678)	$(25,385)	$—	$(25,385)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Pharmaceuticals
Takeda Pharmaceutical Co. Ltd.	(26,500)	(1,098,678)	(25,385)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBR on long positions, which is denominated in AUD based on the local currencies of the positions within the swaps.	11/29/2019	$1,486,781	$6,081	$—	$6,081

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Health Care Providers & Services
Healthscope Ltd.	990,968	1,486,781	6,081	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in USD based on the local currencies of the positions within the swaps.	3/12/2021	$59,436,935	$—	$—	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Aerospace & Defense
Engility Holdings, Inc.*	46,722	1,449,784	—	0.0	(a)
Rockwell Collins, Inc.	1,149	147,095	—	0.0	(a)

	47,871	1,596,879	—	0.0	(a)

Automobiles
Fiat Chrysler Automobiles NV*	66,600	1,006,326	—	0.0	(a)

Banks
Green Bancorp, Inc.	64,456	1,192,436	—	0.0	(a)
Guaranty Bancorp	16,622	432,505	—	0.0	(a)
MB Financial, Inc.	87,026	3,863,084	—	0.0	(a)

	168,104	5,488,025	—	0.0	(a)

Biotechnology
Amgen, Inc.	5,500	1,060,345	—	0.0	(a)
Celgene Corp.*	11,100	794,760	—	0.0	(a)
Ironwood Pharmaceuticals, Inc.*	83,800	1,097,780	—	0.0	(a)
Spark Therapeutics, Inc.*	4,100	184,459	—	0.0	(a)

	104,500	3,137,344	—	0.0	(a)

Building Products
Apogee Enterprises, Inc.	8,100	292,410	—	0.0	(a)
USG Corp.	44,773	1,890,316	—	0.0	(a)

	52,873	2,182,726	—	0.0	(a)

Capital Markets
BGC Partners, Inc.	130,100	1,377,759	—	0.0	(a)

Chemicals
KMG Chemicals, Inc.	35,048	2,629,301	—	0.0	(a)

Commercial Services & Supplies
KAR Auction Services, Inc.	27,700	1,577,238	—	0.0	(a)
LSC Communications, Inc.	9,000	84,870	—	0.0	(a)

	36,700	1,662,108	—	0.0	(a)

Communications Equipment
Mitel Networks Corp.*	176,373	1,936,575	—	0.0	(a)
NETGEAR, Inc.*	25,600	1,420,288	—	0.0	(a)
NetScout Systems, Inc.*	35,700	901,782	—	0.0	(a)
Oclaro, Inc.*	478,831	3,935,991	—	0.0	(a)

	716,504	8,194,636	—	0.0	(a)

Containers & Packaging
Bemis Co., Inc.	88,352	4,043,871	—	0.0	(a)

Diversified Financial Services
Voya Financial, Inc.	19,300	844,568	—	0.0	(a)

Electronic Equipment, Instruments & Components
Keysight Technologies, Inc.*	20,300	1,158,724	—	0.0	(a)
Orbotech Ltd.*	60,964	3,410,326	—	0.0	(a)

	81,264	4,569,050	—	0.0	(a)

Energy Equipment & Services
Basic Energy Services, Inc.*	5,000	38,850	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	33

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Entertainment
Pandora Media, Inc.*	676,609	5,751,176	—	0.0	(a)

Food & Staples Retailing
Kroger Co. (The)	31,800	946,368	—	0.0	(a)

Health Care Providers & Services
Aetna, Inc.	29,576	5,867,878	—	0.0	(a)
DaVita, Inc.*	14,500	976,430	—	0.0	(a)
Express Scripts Holding Co.*	75,777	7,348,096	—	0.0	(a)
Henry Schein, Inc.*	21,500	1,784,500	—	0.0	(a)

	141,353	15,976,904	—	0.0	(a)

Hotels, Restaurants & Leisure
Hilton Worldwide Holdings, Inc.	12,100	861,157	—	0.0	(a)
Sonic Corp.	41,100	1,778,808	—	0.0	(a)

	53,200	2,639,965	—	0.0	(a)

Insurance
AmTrust Financial Services, Inc.	84,954	1,218,241	—	0.0	(a)
Stewart Information Services Corp.	33,712	1,391,631	—	0.0	(a)

	118,666	2,609,872	—	0.0	(a)

IT Services
Travelport Worldwide Ltd.	20,200	302,192	—	0.0	(a)

Leisure Products
Brunswick Corp.	24,000	1,247,760	—	0.0	(a)

Machinery
Trinity Industries, Inc.	41,700	1,190,535	—	0.0	(a)

Media
AMC Networks, Inc.*	16,500	966,570	—	0.0	(a)

Multi-Utilities
SCANA Corp.	136,528	5,467,946	—	0.0	(a)
Vectren Corp.	98,180	7,022,816	—	0.0	(a)

	234,708	12,490,762	—	0.0	(a)

Oil, Gas & Consumable Fuels
Antero Resources Corp.*	17,800	282,842	—	0.0	(a)
Arch Coal, Inc.	12,400	1,189,160	—	0.0	(a)
Energen Corp.*	96,869	6,971,662	—	0.0	(a)
EQT Corp.	29,500	1,002,115	—	0.0	(a)

	156,569	9,445,779	—	0.0	(a)

Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	18,700	614,856	—	0.0	(a)

Software
Avaya Holdings Corp.*	15,800	259,436	—	0.0	(a)
CommVault Systems, Inc.*	4,700	273,634	—	0.0	(a)
SendGrid, Inc.*	136,025	4,940,428	—	0.0	(a)

	156,525	5,473,498	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Specialty Retail
Asbury Automotive Group, Inc.*	4,900	318,990	—	0.0	(a)
Children’s Place, Inc. (The)	7,800	1,165,320	—	0.0	(a)
Shoe Carnival, Inc.	23,900	973,447	—	0.0	(a)
Sleep Number Corp.*	29,600	1,076,552	—	0.0	(a)

	66,200	3,534,309	—	0.0	(a)

Technology Hardware, Storage & Peripherals
Stratasys Ltd.*	63,300	1,206,498	—	0.0	(a)

Thrifts & Mortgage Finance
Beneficial Bancorp, Inc.	32,743	511,773	—	0.0	(a)

Total Long Positions of Total Return Basket Swaps	3,404,989	101,680,260	—	0.0	(a)

Short Positions

Common Stocks
Banks
Fifth Third Bancorp	(119,878)	(3,235,507)	—	0.0	(a)
Independent Bank Group, Inc.	(7,404)	(428,766)	—	0.0	(a)
Veritex Holdings, Inc.*	(50,411)	(1,187,683)	—	0.0	(a)

	(177,693)	(4,851,956)	—	0.0	(a)

Capital Markets
CME Group, Inc.	(9,663)	(1,770,648)	—	0.0	(a)

Commercial Services & Supplies
Quad/Graphics, Inc.	(4,072)	(62,831)	—	0.0	(a)

Communications Equipment
Lumentum Holdings, Inc.*	(19,634)	(1,072,998)	—	0.0	(a)

Energy Equipment & Services
Key Energy Services, Inc.*	(3,683)	(33,331)	—	0.0	(a)

Health Care Providers & Services
Cigna Corp.	(20,429)	(4,367,924)	—	0.0	(a)
CVS Health Corp.	(32,287)	(2,337,256)	—	0.0	(a)

	(52,716)	(6,705,180)	—	0.0	(a)

Insurance
Fidelity National Financial, Inc.	(19,919)	(666,291)	—	0.0	(a)

IT Services
Science Applications International Corp.	(20,814)	(1,446,781)	—	0.0	(a)
Twilio, Inc.*	(56,752)	(4,268,886)	—	0.0	(a)

	(77,566)	(5,715,667)	—	0.0	(a)

Media
Sirius XM Holdings, Inc.	(965,068)	(5,809,709)	—	0.0	(a)

Multi-Utilities
Dominion Energy, Inc.	(82,353)	(5,881,651)	—	0.0	(a)

Oil, Gas & Consumable Fuels
Diamondback Energy, Inc.	(61,779)	(6,941,489)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	35

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Semiconductors & Semiconductor Equipment
Cabot Microelectronics Corp.	(6,939)	(677,385)	—	0.0	(a)
KLA-Tencor Corp.	(17,903)	(1,638,841)	—	0.0	(a)

	(24,842)	(2,316,226)	—	0.0	(a)

Thrifts & Mortgage Finance
WSFS Financial Corp.	(9,766)	(415,348)	—	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(1,508,754)	(42,243,325)	—	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	1,896,235	59,436,935	—	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in GBP based on the local currencies of the positions within the swaps.	3/12/2021	$3,969,484	$(6,493)	$—	$(6,493)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Capital Markets
NEX Group plc	187,926	2,725,396	(3,355)	0.0	(a)

Insurance
Prudential plc	62,131	1,244,088	(3,138)	0.0	(a)

Total Long Positions of Total Return Basket Swaps	250,057	3,969,484	(6,493)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month CDOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.15%), which is denominated in CAD based on the local currencies of the positions within the swaps.	3/12/2021	$1,400,837	$—	$—	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Energy Equipment & Services
Trinidad Drilling Ltd.*	415,390	523,793	—	0.0	(a)

Oil, Gas & Consumable Fuels
Enbridge Income Fund Holdings, Inc.	215,478	4,987,363	—	0.0	(a)
MEG Energy Corp.*	385,068	3,080,076	—	0.0	(a)

	600,546	8,067,439	—	0.0	(a)

Total Long Positions of Total Return Basket Swaps	1,015,936	8,591,232	—	0.0	(a)

Short Positions

Common Stocks
Energy Equipment & Services
Precision Drilling Corp.*	(183,000)	(442,052)	—	0.0	(a)

Oil, Gas & Consumable Fuels
Enbridge, Inc.	(158,376)	(4,934,926)	—	0.0	(a)
Husky Energy, Inc.	(128,279)	(1,813,417)	—	0.0	(a)

	(286,655)	(6,748,343)	—	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(469,655)	(7,190,395)	—	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	546,281	1,400,837	—	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in EUR based on the local currencies of the positions within the swaps.	12/3/2019 — 3/12/2021	$11,838,293	$(365)	$—	$(365)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Electric Utilities
EDP — Energias de Portugal SA	1,291,541	4,540,729	—	0.0	(a)

Pharmaceuticals
STADA Arzneimittel AG	7,111	657,508	(365)	0.0	(a)

Software
Gemalto NV*	116,410	6,640,056	—	0.0	(a)

Total Long Positions of Total Return Basket Swaps	1,415,062	11,838,293	(365)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	37

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBSW on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in AUD based on the local currencies of the positions within the swaps.	3/12/2021	$(681,766)	$6,719	$—	$6,719

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Food & Staples Retailing
Wesfarmers Ltd.	44,185	1,463,306	4,584	0.0	(a)

Metals & Mining
South32 Ltd.	573,821	1,479,972	8,980	0.0	(a)

Total Long Positions of Total Return Basket Swaps	618,006	2,943,278	13,564	0.0	(a)

Short Positions

Common Stocks
Containers & Packaging
Amcor Ltd.	(384,163)	(3,625,044)	(6,845)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	233,843	(681,766)	6,719	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in JPY based on the local currencies of the positions within the swaps.	3/12/2021	$(724,638)	$2,630	$—	$2,630

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Metals & Mining
Nisshin Steel Co. Ltd.	98,100	1,280,461	(2,790)	0.0	(a)

Short Positions

Common Stocks
Metals & Mining
Nippon Steel & Sumitomo Metal Corp.	(108,700)	(2,005,099)	5,420	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(10,600)	(724,638)	2,630	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in EUR based on the local currencies of the positions within the swaps.	3/12/2021	$17,058,013	$(35,519)	$—	$(35,519)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Airlines
Deutsche Lufthansa AG (Registered)	26,932	540,609	(1,151)	0.0	(a)

Automobiles
Peugeot SA	20,401	484,948	(997)	0.0	(a)

Chemicals
Arkema SA	5,417	568,317	(941)	0.0	(a)
Covestro AG (b)	2,048	132,073	(426)	0.0	(a)

	7,465	700,390	(1,367)	0.0	(a)

Construction & Engineering
ACS Actividades de Construccion y Servicios SA	15,974	598,090	(968)	0.0	(a)
Eiffage SA	6,650	649,452	(1,474)	0.0	(a)
HOCHTIEF AG	3,860	572,007	(729)	0.0	(a)
Maire Tecnimont SpA	142,223	621,705	(1,386)	0.0	(a)
Sacyr SA	216,835	523,403	(949)	0.0	(a)

	385,542	2,964,657	(5,506)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	39

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Diversified Telecommunication Services
Deutsche Telekom AG (Registered)	43,942	720,722	(707)	0.0	(a)
Orange SA	40,789	636,649	(1,830)	0.0	(a)

	84,731	1,357,371	(2,537)	0.0	(a)

Electric Utilities
Enel SpA	41,381	202,894	(242)	0.0	(a)
Red Electrica Corp. SA	32,457	672,070	(683)	0.0	(a)
Terna Rete Elettrica Nazionale SpA	132,860	686,287	(671)	0.0	(a)

	206,698	1,561,251	(1,596)	0.0	(a)

Electrical Equipment
Schneider Electric SE	8,443	610,523	(1,125)	0.0	(a)
Signify NV (b)	25,183	620,371	(1,441)	0.0	(a)

	33,626	1,230,894	(2,566)	0.0	(a)

Food & Staples Retailing
Koninklijke Ahold Delhaize NV	29,888	684,152	(687)	0.0	(a)

Health Care Equipment & Supplies
Koninklijke Philips NV	15,648	583,606	141	0.0	(a)

Independent Power and Renewable Electricity Producers
ERG SpA	32,917	614,037	(767)	0.0	(a)
Uniper SE	22,222	641,290	(790)	0.0	(a)

	55,139	1,255,327	(1,557)	0.0	(a)

Industrial Conglomerates
Rheinmetall AG	5,954	515,281	(889)	0.0	(a)

Insurance
Aegon NV	106,925	655,733	(1,644)	0.0	(a)
Ageas	13,688	684,880	(539)	0.0	(a)
ASR Nederland NV	13,410	608,777	(1,207)	0.0	(a)
NN Group NV	16,015	687,654	(1,643)	0.0	(a)
Poste Italiane SpA (b)	79,588	571,076	(1,347)	0.0	(a)
UnipolSai Assicurazioni SpA	270,564	590,709	(1,054)	0.0	(a)

	500,190	3,798,829	(7,434)	0.0	(a)

IT Services
Amadeus IT Group SA	6,835	550,385	(666)	0.0	(a)
Capgemini SE	4,447	543,000	(985)	0.0	(a)

	11,282	1,093,385	(1,651)	0.0	(a)

Machinery
Fincantieri SpA	486,322	708,516	(1,508)	0.0	(a)

Media
Eutelsat Communications SA	23,986	485,827	(748)	0.0	(a)
Mediaset Espana Comunicacion SA	86,706	589,587	(837)	0.0	(a)
ProSiebenSat.1 Media SE	24,080	556,043	(896)	0.0	(a)

	134,772	1,631,457	(2,481)	0.0	(a)

Metals & Mining
Aurubis AG	8,599	521,955	(870)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Multi-Utilities
A2A SpA	381,183	614,221	(802)	0.0	(a)
Engie SA	43,685	580,451	(2,174)	0.0	(a)
Iren SpA	262,180	568,081	—	0.0	(a)

	687,048	1,762,753	(2,976)	0.0	(a)

Oil, Gas & Consumable Fuels
Enagas SA	24,865	659,258	(891)	0.0	(a)
Eni SpA	39,236	696,822	(1,163)	0.0	(a)
Neste OYJ	7,257	595,909	(2,152)	0.0	(a)
OMV AG	12,342	685,383	(1,414)	0.0	(a)
Repsol SA	34,760	621,121	(1,923)	0.0	(a)
Saras SpA	284,857	555,914	—	0.0	(a)
TOTAL SA	9,581	562,169	(1,697)	0.0	(a)

	412,898	4,376,576	(9,240)	0.0	(a)

Paper & Forest Products
Stora Enso OYJ	41,059	616,920	(1,836)	0.0	(a)
UPM-Kymmene OYJ	18,450	593,144	(550)	0.0	(a)

	59,509	1,210,064	(2,386)	0.0	(a)

Pharmaceuticals
Bayer AG (Registered)	6,008	460,528	(712)	0.0	(a)
Merck KGaA	7,142	764,217	(1,201)	0.0	(a)
UCB SA	6,937	582,570	(277)	0.0	(a)

	20,087	1,807,315	(2,190)	0.0	(a)

Real Estate Management & Development
LEG Immobilien AG	5,287	577,917	(914)	0.0	(a)
Nexity SA	12,155	581,263	(1,371)	0.0	(a)
TAG Immobilien AG	26,443	603,222	(1,183)	0.0	(a)

	43,885	1,762,402	(3,468)	0.0	(a)

Semiconductors & Semiconductor Equipment
ASM International NV*	13,772	591,211	(1,389)	0.0	(a)
BE Semiconductor Industries NV	25,471	544,518	(1,607)	0.0	(a)
Siltronic AG	5,819	532,932	(1,458)	0.0	(a)

	45,062	1,668,661	(4,454)	0.0	(a)

Software
Software AG	12,319	551,518	(886)	0.0	(a)

Textiles, Apparel & Luxury Goods
Christian Dior SE	1,641	634,850	(1,190)	0.0	(a)
Kering SA	1,356	602,726	(1,793)	0.0	(a)

	2,997	1,237,576	(2,983)	0.0	(a)

Thrifts & Mortgage Finance
Aareal Bank AG	15,906	591,723	(1,181)	0.0	(a)

Transportation Infrastructure
Aena SME SA (b)	3,790	605,573	(347)	0.0	(a)

Total Long Positions of Total Return Basket Swaps	3,316,690	35,206,789	(62,767)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	41

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Air Freight & Logistics
bpost SA	(42,168)	(639,966)	517	0.0	(a)
Deutsche Post AG	(16,804)	(530,591)	1,383	0.0	(a)

	(58,972)	(1,170,557)	1,900	0.0	(a)

Auto Components
Brembo SpA	(13,545)	(149,955)	87	0.0	(a)
Leoni AG	(15,202)	(554,942)	873	0.0	(a)

	(28,747)	(704,897)	960	0.0	(a)

Automobiles
Daimler AG (Registered)	(9,472)	(561,089)	653	0.0	(a)

Banks
Banco Espirito Santo SA (Registered)*‡	(35,937)	—	—	0.0	(a)
Bankia SA	(164,945)	(518,102)	1,085	0.0	(a)

	(200,882)	(518,102)	1,085	0.0	(a)

Beverages
Anheuser-Busch InBev SA/NV	(6,569)	(485,852)	(1,186)	0.0	(a)

Capital Markets
Banca Generali SpA	(24,794)	(477,394)	858	0.0	(a)

Chemicals
K+S AG (Registered)	(27,719)	(516,182)	908	0.0	(a)
Lenzing AG	(5,332)	(483,662)	388	0.0	(a)
OCI NV*	(17,787)	(505,380)	1,102	0.0	(a)

	(50,838)	(1,505,224)	2,398	0.0	(a)

Diversified Financial Services
Wendel SA	(838)	(108,585)	189	0.0	(a)

Diversified Telecommunication Services
Iliad SA	(1,240)	(143,326)	283	0.0	(a)
United Internet AG (Registered)	(11,458)	(474,141)	590	0.0	(a)

	(12,698)	(617,467)	873	0.0	(a)

Energy Equipment & Services
CGG SA*	(213,439)	(516,313)	2,486	0.0	(a)

Food & Staples Retailing
Distribuidora Internacional de Alimentacion SA	(254,083)	(191,593)	246	0.0	(a)
Jeronimo Martins SGPS SA	(44,412)	(545,112)	1,181	0.0	(a)

	(298,495)	(736,705)	1,427	0.0	(a)

Food Products
Glanbia plc	(36,999)	(654,156)	430	0.0	(a)
Kerry Group plc	(6,117)	(627,022)	—	0.0	(a)

	(43,116)	(1,281,178)	430	0.0	(a)

Health Care Providers & Services
Orpea	(4,844)	(596,358)	853	0.0	(a)

Hotels, Restaurants & Leisure
Elior Group SA(b)	(27,869)	(400,876)	956	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Paddy Power Betfair plc	(4,451)	(384,157)	—	0.0	(a)
Sodexo SA	(5,865)	(598,681)	(14)	0.0	(a)

	(38,185)	(1,383,714)	942	0.0	(a)

Household Durables
Neinor Homes SA* (b)	(14,211)	(228,721)	(156)	0.0	(a)

Internet & Direct Marketing Retail
Rocket Internet SE* (b)	(15,938)	(460,184)	508	0.0	(a)
Zalando SE* (b)	(3,377)	(130,538)	275	0.0	(a)

	(19,315)	(590,722)	783	0.0	(a)

IT Services
Bechtle AG	(5,856)	(520,057)	618	0.0	(a)
Indra Sistemas SA*	(55,934)	(552,819)	575	0.0	(a)

	(61,790)	(1,072,876)	1,193	0.0	(a)

Life Sciences Tools & Services
MorphoSys AG*	(2,580)	(238,900)	139	0.0	(a)

Machinery
Alstom SA*	(7,689)	(335,799)	802	0.0	(a)
ANDRITZ AG	(12,297)	(637,354)	—	0.0	(a)
Wartsila OYJ Abp	(29,345)	(499,323)	1,069	0.0	(a)

	(49,331)	(1,472,476)	1,871	0.0	(a)

Media
Altice Europe NV*	(176,901)	(420,855)	1,318	0.0	(a)
Telenet Group Holding NV	(8,925)	(432,402)	1,067	0.0	(a)

	(185,826)	(853,257)	2,385	0.0	(a)

Metals & Mining
Bekaert SA	(24,076)	(519,983)	(223)	0.0	(a)
thyssenkrupp AG	(13,601)	(285,093)	1,058	0.0	(a)

	(37,677)	(805,076)	835	0.0	(a)

Multi-Utilities
Suez	(39,165)	(564,928)	2,218	0.0	(a)

Semiconductors & Semiconductor Equipment
SOITEC*	(6,486)	(462,157)	2,501	0.0	(a)

Specialty Retail
Industria de Diseno Textil SA	(14,025)	(395,290)	733	0.0	(a)

Textiles, Apparel & Luxury Goods
OVS SpA*(b)	(255,443)	(451,072)	569	0.0	(a)

Transportation Infrastructure
Getlink	(27,815)	(349,866)	309	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(1,705,553)	(18,148,776)	27,248	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	1,611,137	17,058,013	(35,519)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	43

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in GBP based on the local currencies of the positions within the swaps.	3/12/2021	$(1,863,564)	$2,179	$—	$2,179

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Airlines
International Consolidated Airlines Group SA	75,041	578,528	(238)	0.0	(a)

Capital Markets
3i Group plc	33,136	371,034	(923)	0.0	(a)

Energy Equipment & Services
Hunting plc	69,147	593,308	(3,282)	0.0	(a)

Food & Staples Retailing
J Sainsbury plc	160,267	636,752	(751)	0.0	(a)

Food Products
Tate & Lyle plc	83,309	716,297	(563)	0.0	(a)

Hotels, Restaurants & Leisure
Carnival plc	6,758	368,348	107	0.0	(a)
William Hill plc	95,216	255,959	135	0.0	(a)

	101,974	624,307	242	0.0	(a)

Household Durables
Berkeley Group Holdings plc	8,127	363,222	(459)	0.0	(a)

Machinery
Rotork plc	144,835	554,591	(423)	0.0	(a)

Media
Informa plc	44,959	410,277	195	0.0	(a)

Metals & Mining
Antofagasta plc	55,224	552,794	(1,176)	0.0	(a)
Centamin plc	283,658	360,216	(542)	0.0	(a)
Rio Tinto plc	4,499	218,430	(295)	0.0	(a)

	343,381	1,131,440	(2,013)	0.0	(a)

Oil, Gas & Consumable Fuels
Tullow Oil plc*	210,083	602,742	(3,595)	0.0	(a)

Pharmaceuticals
Hikma Pharmaceuticals plc	24,619	597,133	(1,231)	0.0	(a)

Total Long Positions of Total Return Basket Swaps	1,298,878	7,179,631	(13,041)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Aerospace & Defense
Cobham plc*	(379,366)	(520,737)	1,264	0.0	(a)

Banks
Metro Bank plc*	(14,577)	(413,668)	715	0.0	(a)
Standard Chartered plc	(38,141)	(267,319)	572	0.0	(a)

	(52,718)	(680,987)	1,287	0.0	(a)

Capital Markets
St James’s Place plc	(15,142)	(195,684)	474	0.0	(a)

Containers & Packaging
DS Smith plc	(95,960)	(481,489)	427	0.0	(a)

Diversified Telecommunication Services
BT Group plc	(214,153)	(655,738)	2,721	0.0	(a)

Electrical Equipment
Melrose Industries plc	(232,296)	(500,040)	717	0.0	(a)

Energy Equipment & Services
John Wood Group plc	(57,975)	(528,398)	850	0.0	(a)

Entertainment
Cineworld Group plc	(106,872)	(401,756)	678	0.0	(a)

Health Care Providers & Services
Spire Healthcare Group plc (b)	(274,958)	(412,604)	–	0.0	(a)

Hotels, Restaurants & Leisure
InterContinental Hotels Group plc	(7,891)	(414,039)	507	0.0	(a)

Household Durables
Crest Nicholson Holdings plc	(92,810)	(404,290)	–	0.0	(a)

Metals & Mining
Fresnillo plc	(19,643)	(213,010)	54	0.0	(a)

Multiline Retail
B&M European Value Retail SA	(90,447)	(481,291)	568	0.0	(a)

Personal Products
Unilever plc	(11,604)	(614,660)	359	0.0	(a)

Professional Services
Capita plc*	(387,274)	(634,259)	2,576	0.0	(a)

Software
AVEVA Group plc	(15,104)	(505,231)	199	0.0	(a)
Sage Group plc (The)	(61,874)	(430,204)	347	0.0	(a)

	(76,978)	(935,435)	546	0.0	(a)

Specialty Retail
Kingfisher plc	(120,909)	(392,611)	1,017	0.0	(a)

Water Utilities
Severn Trent plc	(24,245)	(576,167)	1,175	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(2,261,241)	(9,043,195)	15,220	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(962,363)	(1,863,564)	2,179	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	45

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in USD based on the local currencies of the positions within the swaps.	3/12/2021	$(63,379,342)	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Auto Components
Lear Corp.	1,798	238,954	—	0.0	(a)

Banks
Popular, Inc.	13,578	706,192	—	0.0	(a)

Chemicals
LyondellBasell Industries NV	4,805	428,943	—	0.0	(a)
Trinseo SA	4,057	218,591	—	0.0	(a)

	8,862	647,534	—	0.0	(a)

Commercial Services & Supplies
Deluxe Corp.	6,506	307,148	—	0.0	(a)

Communications Equipment
Cisco Systems, Inc.	5,189	237,397	—	0.0	(a)

Consumer Finance
Santander Consumer USA Holdings, Inc.	29,618	555,338	—	0.0	(a)

Electrical Equipmentn
Vent Electric plc	24,947	609,206	—	0.0	(a)

Electronic Equipment, Instruments & Components
Zebra Technologies Corp.*	3,869	643,415	—	0.0	(a)

Food & Staples Retailing
Sysco Corp.	8,543	609,372	—	0.0	(a)

Food Products
Cal-Maine Foods, Inc.	15,447	751,805	—	0.0	(a)

Health Care Equipment & Supplies
Globus Medical, Inc.*	13,117	693,233	—	0.0	(a)

Health Care Providers & Services
Aetna, Inc.	3,090	613,056	—	0.0	(a)
Chemed Corp.	1,698	516,752	—	0.0	(a)
Express Scripts Holding Co.*	3,630	352,001	—	0.0	(a)
Humana, Inc.	211	67,606	—	0.0	(a)
Quest Diagnostics, Inc.	3,861	363,359	—	0.0	(a)
UnitedHealth Group, Inc.	1,913	499,963	—	0.0	(a)

	14,403	2,412,737	—	0.0	(a)

Hotels, Restaurants & Leisure
Bloomin’ Brands, Inc.	25,546	509,643	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
IT Services
Amdocs Ltd.	3,396	214,865	—	0.0	(a)
Mastercard, Inc.	2,784	550,313	—	0.0	(a)
Western Union Co. (The)	4,331	78,131	—	0.0	(a)

	10,511	843,309	—	0.0	(a)

Machinery
Hillenbrand, Inc.	6,897	330,366	—	0.0	(a)

Media
Interpublic Group of Cos., Inc. (The)	19,161	443,769	—	0.0	(a)

Oil, Gas & Consumable Fuels
Marathon Oil Corp.	27,014	512,996	—	0.0	(a)
Valero Energy Corp.	3,031	276,094	—	0.0	(a)

	30,045	789,090	—	0.0	(a)

Personal Products
USANA Health Sciences, Inc.*	4,035	472,176	—	0.0	(a)

Pharmaceuticals
Jazz Pharmaceuticals plc*	3,919	622,416	—	0.0	(a)
Johnson & Johnson	2,550	356,974	—	0.0	(a)

	6,469	979,390	—	0.0	(a)

Professional Services
Korn/Ferry International	10,350	467,199	—	0.0	(a)
Navigant Consulting, Inc.	26,754	577,886	—	0.0	(a)
Robert Half International, Inc.	8,913	539,504	—	0.0	(a)

	46,017	1,584,589	—	0.0	(a)

Semiconductors & Semiconductor Equipment
First Solar, Inc.*	9,937	415,367	—	0.0	(a)
Intel Corp.	11,014	516,336	—	0.0	(a)
Mellanox Technologies Ltd.*	6,887	583,260	—	0.0	(a)
Teradyne, Inc.	3,395	116,958	—	0.0	(a)

	31,233	1,631,921	—	0.0	(a)

Software
LogMeIn, Inc.	1,129	97,230	—	0.0	(a)
Oracle Corp.	2,811	137,289	—	0.0	(a)

	3,940	234,519	—	0.0	(a)

Specialty Retail
Best Buy Co., Inc.	511	35,852	—	0.0	(a)
Children’s Place, Inc. (The)	2,312	345,413	—	0.0	(a)
Foot Locker, Inc.	9,075	427,796	—	0.0	(a)
Urban Outfitters, Inc.*	10,411	410,818	—	0.0	(a)
Williams-Sonoma, Inc.	6,343	376,647	—	0.0	(a)
Zumiez, Inc.*	14,301	332,641	—	0.0	(a)

	42,953	1,929,167	—	0.0	(a)

Technology Hardware, Storage & Peripherals
Apple, Inc.	2,263	495,280	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	47

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Textiles, Apparel & Luxury Goods
Columbia Sportswear Co.	5,445	491,574	—	0.0	(a)
Oxford Industries, Inc.	4,806	427,638	—	0.0	(a)

	10,251	919,212	—	0.0	(a)

Trading Companies & Distributors
HD Supply Holdings, Inc.*	15,830	594,733	—	0.0	(a)
MSC Industrial Direct Co., Inc.	8,172	662,422	—	0.0	(a)
WW Grainger, Inc.	2,006	569,644	—	0.0	(a)

	26,008	1,826,799	—	0.0	(a)

Total Long Positions of Total Return Basket Swaps	411,206	21,401,561	—	0.0	(a)

Short Positions

Common Stocks
Aerospace & Defense
Cubic Corp.	(4,057)	(266,180)	—	0.0	(a)
Kratos Defense & Security Solutions, Inc.*	(45,666)	(572,195)	—	0.0	(a)
Mercury Systems, Inc.*	(8,094)	(379,285)	—	0.0	(a)
TransDigm Group, Inc.*	(628)	(207,397)	—	0.0	(a)
Triumph Group, Inc.	(33,453)	(610,517)	—	0.0	(a)

	(91,898)	(2,035,574)	—	0.0	(a)

Air Freight & Logistics
Air Transport Services Group, Inc.*	(26,884)	(526,926)	—	0.0	(a)
United Parcel Service, Inc.	(4,972)	(529,717)	—	0.0	(a)

	(31,856)	(1,056,643)	—	0.0	(a)

Airlines
American Airlines Group, Inc.	(17,103)	(599,973)	—	0.0	(a)
Spirit Airlines, Inc.*	(11,300)	(586,470)	—	0.0	(a)

	(28,403)	(1,186,443)	—	0.0	(a)

Auto Components
Cooper Tire & Rubber Co.	(18,261)	(564,082)	—	0.0	(a)
Gentherm, Inc.*	(13,731)	(599,221)	—	0.0	(a)

	(31,992)	(1,163,303)	—	0.0	(a)

Banks
First Republic Bank	(6,005)	(546,395)	—	0.0	(a)

Beverages
Brown-Forman Corp.	(13,171)	(610,344)	—	0.0	(a)
Coca-Cola Bottling Co. Consolidated	(1,255)	(216,650)	—	0.0	(a)
Coca-Cola Co. (The)	(14,677)	(702,735)	—	0.0	(a)
National Beverage Corp.*	(5,873)	(542,959)	—	0.0	(a)

	(34,976)	(2,072,688)	—	0.0	(a)

Capital Markets
Cboe Global Markets, Inc.	(5,782)	(652,499)	—	0.0	(a)
MarketAxess Holdings, Inc.	(3,235)	(678,282)	—	0.0	(a)

	(9,017)	(1,330,781)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Chemicals
Albemarle Corp.	(6,682)	(662,988)	—	0.0	(a)
Ferro Corp.*	(30,892)	(523,310)	—	0.0	(a)
GCP Applied Technologies, Inc.*	(13,579)	(352,647)	—	0.0	(a)
HB Fuller Co.	(11,904)	(529,252)	—	0.0	(a)
International Flavors & Fragrances, Inc.	(4,265)	(616,975)	—	0.0	(a)
NewMarket Corp.	(1,628)	(628,343)	—	0.0	(a)
PQ Group Holdings, Inc.*	(37,493)	(601,763)	—	0.0	(a)
RPM International, Inc.	(849)	(51,933)	—	0.0	(a)
Valvoline, Inc.	(30,469)	(606,942)	—	0.0	(a)

	(137,761)	(4,574,153)	—	0.0	(a)

Commercial Services & Supplies
ABM Industries, Inc.	(17,958)	(552,208)	—	0.0	(a)
Brink’s Co. (The)	(9,037)	(599,334)	—	0.0	(a)
Covanta Holding Corp.	(38,546)	(566,241)	—	0.0	(a)
Healthcare Services Group, Inc.	(5,258)	(213,422)	—	0.0	(a)

	(70,799)	(1,931,205)	—	0.0	(a)

Communications Equipment
Acacia Communications, Inc.*	(15,116)	(521,048)	—	0.0	(a)
Extreme Networks, Inc.*	(97,304)	(540,037)	—	0.0	(a)
Finisar Corp.*	(29,833)	(497,913)	—	0.0	(a)
Infinera Corp.*	(47,709)	(264,308)	—	0.0	(a)
ViaSat, Inc.*	(1,698)	(108,264)	—	0.0	(a)
Viavi Solutions, Inc.*	(54,473)	(628,074)	—	0.0	(a)

	(246,133)	(2,559,644)	—	0.0	(a)

Construction & Engineering
Dycom Industries, Inc.*	(1,659)	(112,613)	—	0.0	(a)

Construction Materials
Martin Marietta Materials, Inc.	(1,368)	(234,311)	—	0.0	(a)
Summit Materials, Inc.*	(34,592)	(466,992)	—	0.0	(a)
US Concrete, Inc.*	(12,263)	(400,264)	—	0.0	(a)
Vulcan Materials Co.	(2,572)	(260,132)	—	0.0	(a)

	(50,795)	(1,361,699)	—	0.0	(a)

Consumer Finance
LendingClub Corp.*	(172,633)	(557,605)	—	0.0	(a)

Distributors
Core-Mark Holding Co., Inc.	(16,863)	(647,708)	—	0.0	(a)

Diversified Telecommunication Services
Zayo Group Holdings, Inc.*	(17,319)	(517,492)	—	0.0	(a)

Electric Utilities
Southern Co. (The)	(6,176)	(278,105)	—	0.0	(a)

Electronic Equipment, Instruments & Components
Cognex Corp.	(10,257)	(439,410)	—	0.0	(a)
Fitbit, Inc.*	(82,093)	(388,300)	—	0.0	(a)
Flex Ltd.*	(44,242)	(347,742)	—	0.0	(a)
II-VI, Inc.*	(13,480)	(501,860)	—	0.0	(a)

	(150,072)	(1,677,312)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	49

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Energy Equipment & Services
Baker Hughes a GE Co.	(19,395)	(517,653)	—	0.0	(a)
C&J Energy Services, Inc.*	(26,892)	(505,032)	—	0.0	(a)
Ensco plc	(62,309)	(444,886)	—	0.0	(a)
Forum Energy Technologies, Inc.*	(53,155)	(476,269)	—	0.0	(a)
Keane Group, Inc.*	(50,245)	(631,580)	—	0.0	(a)
Nabors Industries Ltd.	(89,653)	(445,575)	—	0.0	(a)
Patterson-UTI Energy, Inc.	(36,252)	(603,233)	—	0.0	(a)
ProPetro Holding Corp.*	(31,970)	(564,270)	—	0.0	(a)
Select Energy Services, Inc.*	(44,696)	(427,294)	—	0.0	(a)
Weatherford International plc*	(42,825)	(57,814)	—	0.0	(a)

	(457,392)	(4,673,606)	—	0.0	(a)

Entertainment
Netflix, Inc.*	(411)	(124,032)	—	0.0	(a)

Food & Staples Retailing
Casey’s General Stores, Inc.	(543)	(68,478)	—	0.0	(a)
PriceSmart, Inc.	(7,068)	(495,820)	—	0.0	(a)

	(7,611)	(564,298)	—	0.0	(a)

Food Products
Kraft Heinz Co. (The)	(10,307)	(566,576)	—	0.0	(a)
Post Holdings, Inc.*	(6,166)	(545,197)	—	0.0	(a)

	(16,473)	(1,111,773)	—	0.0	(a)

Gas Utilities
New Jersey Resources Corp.	(14,128)	(637,173)	—	0.0	(a)
ONE Gas, Inc.	(6,998)	(552,212)	—	0.0	(a)
South Jersey Industries, Inc.	(18,895)	(558,158)	—	0.0	(a)
Southwest Gas Holdings, Inc.	(8,263)	(638,482)	—	0.0	(a)
Spire, Inc.	(8,918)	(647,269)	—	0.0	(a)

	(57,202)	(3,033,294)	—	0.0	(a)

Health Care Equipment & Supplies
Cardiovascular Systems, Inc.*	(16,077)	(450,960)	—	0.0	(a)
Hologic, Inc.*	(16,337)	(636,980)	—	0.0	(a)
Insulet Corp.*	(5,851)	(516,117)	—	0.0	(a)
iRhythm Technologies, Inc.*	(7,594)	(586,712)	—	0.0	(a)
Natus Medical, Inc.*	(18,290)	(546,505)	—	0.0	(a)
Nevro Corp.*	(5,562)	(271,203)	—	0.0	(a)
Penumbra, Inc.*	(757)	(102,952)	—	0.0	(a)
ViewRay, Inc.*	(67,317)	(582,292)	—	0.0	(a)
Wright Medical Group NV*	(25,122)	(677,792)	—	0.0	(a)

	(162,907)	(4,371,513)	—	0.0	(a)

Health Care Technology
Medidata Solutions, Inc.*	(7,785)	(547,285)	—	0.0	(a)
Omnicell, Inc.*	(8,874)	(627,392)	—	0.0	(a)
Vocera Communications, Inc.*	(20,825)	(722,836)	—	0.0	(a)

	(37,484)	(1,897,513)	—	0.0	(a)

Hotels, Restaurants & Leisure
Caesars Entertainment Corp.*	(45,782)	(393,268)	—	0.0	(a)
Eldorado Resorts, Inc.*	(12,536)	(457,564)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Golden Entertainment, Inc.*	(25,284)	(459,410)	—	0.0	(a)
Wendy’s Co. (The)	(27,984)	(482,444)	—	0.0	(a)

	(111,586)	(1,792,686)	—	0.0	(a)

Household Durables
Installed Building Products, Inc.*	(15,770)	(480,354)	—	0.0	(a)
iRobot Corp.*	(2,419)	(213,283)	—	0.0	(a)
Mohawk Industries, Inc.*	(3,649)	(455,140)	—	0.0	(a)

	(21,838)	(1,148,777)	—	0.0	(a)

Household Products
Spectrum Brands Holdings, Inc.	(7,661)	(497,582)	—	0.0	(a)

Independent Power and Renewable Electricity Producers
Ormat Technologies, Inc.	(11,119)	(568,959)	—	0.0	(a)

Insurance
Alleghany Corp.	(910)	(546,619)	—	0.0	(a)
Arch Capital Group Ltd.*	(24,127)	(684,483)	—	0.0	(a)
Markel Corp.*	(60)	(65,594)	—	0.0	(a)
ProAssurance Corp.	(12,618)	(554,183)	—	0.0	(a)
Willis Towers Watson plc	(4,143)	(593,112)	—	0.0	(a)

	(41,858)	(2,443,991)	—	0.0	(a)

Interactive Media & Services
Snap, Inc.*	(44,408)	(293,537)	—	0.0	(a)
TrueCar, Inc.*	(49,239)	(560,340)	—	0.0	(a)

	(93,647)	(853,877)	—	0.0	(a)

Internet & Direct Marketing Retail
Groupon, Inc.*	(49,942)	(163,310)	—	0.0	(a)
Wayfair, Inc.*	(2,328)	(256,755)	—	0.0	(a)

	(52,270)	(420,065)	—	0.0	(a)

IT Services
Gartner, Inc.*	(3,837)	(566,034)	—	0.0	(a)
InterXion Holding NV*	(7,085)	(417,094)	—	0.0	(a)

	(10,922)	(983,128)	—	0.0	(a)

Leisure Products
Mattel, Inc.*	(11,448)	(155,464)	—	0.0	(a)

Machinery
Albany International Corp.	(7,908)	(553,402)	—	0.0	(a)
CIRCOR International, Inc.*	(13,450)	(437,259)	—	0.0	(a)
EnPro Industries, Inc.	(3,446)	(214,341)	—	0.0	(a)
Evoqua Water Technologies Corp.*	(32,757)	(314,467)	—	0.0	(a)
Gardner Denver Holdings, Inc.*	(24,594)	(665,514)	—	0.0	(a)
John Bean Technologies Corp.	(6,112)	(635,465)	—	0.0	(a)
Mueller Water Products, Inc.	(54,762)	(561,858)	—	0.0	(a)
REV Group, Inc.	(22,460)	(245,039)	—	0.0	(a)
Wabtec Corp.	(6,503)	(533,376)	—	0.0	(a)

	(171,992)	(4,160,721)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	51

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Media
Altice USA, Inc.	(26,685)	(435,232)	—	0.0	(a)
Charter Communications, Inc.*	(1,613)	(516,757)	—	0.0	(a)
Liberty Broadband Corp.*	(1,523)	(126,302)	—	0.0	(a)
Liberty Latin America Ltd.*	(27,657)	(498,103)	—	0.0	(a)

	(57,478)	(1,576,394)	—	0.0	(a)

Metals & Mining
Coeur Mining, Inc.*	(57,322)	(273,999)	—	0.0	(a)
Compass Minerals International, Inc.	(1,940)	(94,109)	—	0.0	(a)
Constellium NV*	(53,155)	(481,584)	—	0.0	(a)
Hecla Mining Co.	(212,074)	(508,978)	—	0.0	(a)

	(324,491)	(1,358,670)	—	0.0	(a)

Multi-Utilities
Dominion Energy, Inc.	(13,658)	(975,455)	—	0.0	(a)
NiSource, Inc.	(10,817)	(274,319)	—	0.0	(a)
Sempra Energy	(5,560)	(612,267)	—	0.0	(a)

	(30,035)	(1,862,041)	—	0.0	(a)

Oil, Gas & Consumable Fuels
Centennial Resource Development, Inc.*	(26,376)	(505,364)	—	0.0	(a)
Cheniere Energy, Inc.*	(9,933)	(600,052)	—	0.0	(a)
Concho Resources, Inc.*	(3,665)	(509,765)	—	0.0	(a)
Extraction Oil & Gas, Inc.*	(14,890)	(118,971)	—	0.0	(a)
Golar LNG Ltd.	(23,869)	(639,212)	—	0.0	(a)
Green Plains, Inc.	(37,757)	(643,379)	—	0.0	(a)
Halcon Resources Corp.*	(127,187)	(422,261)	—	0.0	(a)
Parsley Energy, Inc.*	(3,718)	(87,076)	—	0.0	(a)
Ring Energy, Inc.*	(68,899)	(491,250)	—	0.0	(a)
SemGroup Corp.	(25,774)	(476,561)	—	0.0	(a)
Targa Resources Corp.	(10,106)	(522,177)	—	0.0	(a)
WPX Energy, Inc.*	(14,229)	(228,233)	—	0.0	(a)

	(366,403)	(5,244,301)	—	0.0	(a)

Pharmaceuticals
Aerie Pharmaceuticals, Inc.*	(2,391)	(127,153)	—	0.0	(a)
Catalent, Inc.*	(14,596)	(588,803)	—	0.0	(a)
Collegium Pharmaceutical, Inc.*	(35,678)	(572,632)	—	0.0	(a)
Intra-Cellular Therapies, Inc.*	(14,675)	(249,181)	—	0.0	(a)
Medicines Co. (The)*	(12,771)	(297,053)	—	0.0	(a)
MyoKardia, Inc.*	(11,234)	(594,728)	—	0.0	(a)
Nektar Therapeutics*	(1,349)	(52,179)	—	0.0	(a)
Pacira Pharmaceuticals, Inc.*	(14,713)	(719,319)	—	0.0	(a)
Revance Therapeutics, Inc.*	(22,534)	(490,565)	—	0.0	(a)
WaVe Life Sciences Ltd.*	(11,446)	(534,414)	—	0.0	(a)
Zogenix, Inc.*	(14,318)	(597,920)	—	0.0	(a)

	(155,705)	(4,823,947)	—	0.0	(a)

Real Estate Management & Development
Redfin Corp.*	(27,266)	(421,260)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Road & Rail
AMERCO	(714)	(233,107)	—	0.0	(a)
Heartland Express, Inc.	(34,035)	(662,661)	—	0.0	(a)
Hertz Global Holdings, Inc.*	(9,996)	(137,451)	—	0.0	(a)

	(44,745)	(1,033,219)	—	0.0	(a)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.*	(21,525)	(391,970)	—	0.0	(a)
Cree, Inc.*	(16,498)	(640,452)	—	0.0	(a)
MACOM Technology Solutions Holdings, Inc.*	(34,818)	(489,889)	—	0.0	(a)
MaxLinear, Inc.*	(32,811)	(636,862)	—	0.0	(a)
Power Integrations, Inc.	(8,175)	(460,416)	—	0.0	(a)
Universal Display Corp.	(5,040)	(619,971)	—	0.0	(a)

	(118,867)	(3,239,560)	—	0.0	(a)

Software
2U, Inc.*	(8,375)	(526,871)	—	0.0	(a)
Alarm.com Holdings, Inc.*	(12,452)	(553,865)	—	0.0	(a)
Appian Corp.*	(21,716)	(558,318)	—	0.0	(a)
Autodesk, Inc.*	(4,642)	(599,979)	—	0.0	(a)
Box, Inc.*	(9,515)	(171,270)	—	0.0	(a)
FireEye, Inc.*	(23,461)	(433,794)	—	0.0	(a)
ForeScout Technologies, Inc.*	(14,744)	(406,050)	—	0.0	(a)
Instructure, Inc.*	(19,061)	(711,738)	—	0.0	(a)
Nutanix, Inc.*	(3,220)	(133,662)	—	0.0	(a)
Q2 Holdings, Inc.*	(3,453)	(183,803)	—	0.0	(a)
Trade Desk, Inc. (The)*	(4,548)	(561,905)	—	0.0	(a)
Yext, Inc.*	(29,243)	(562,051)	—	0.0	(a)

	(154,430)	(5,403,306)	—	0.0	(a)

Specialty Retail
CarMax, Inc.*	(4,622)	(313,880)	—	0.0	(a)
Floor & Decor Holdings, Inc.*	(20,777)	(531,476)	—	0.0	(a)
L Brands, Inc.	(20,338)	(659,358)	—	0.0	(a)
Murphy USA, Inc.*	(7,311)	(589,486)	—	0.0	(a)
National Vision Holdings, Inc.*	(13,816)	(572,397)	—	0.0	(a)
Ulta Beauty, Inc.*	(2,053)	(563,589)	—	0.0	(a)

	(68,917)	(3,230,186)	—	0.0	(a)

Technology Hardware, Storage & Peripherals
3D Systems Corp.*	(32,996)	(398,592)	—	0.0	(a)
Cray, Inc.*	(4,061)	(92,144)	—	0.0	(a)
Electronics For Imaging, Inc.*	(16,071)	(489,362)	—	0.0	(a)

	(53,128)	(980,098)	—	0.0	(a)

Thrifts & Mortgage Finance
Kearny Financial Corp.	(46,913)	(607,054)	—	0.0	(a)
LendingTree, Inc.*	(2,912)	(587,321)	—	0.0	(a)

	(49,825)	(1,194,375)	—	0.0	(a)

Trading Companies & Distributors
Herc Holdings, Inc.*	(2,521)	(80,828)	—	0.0	(a)
MRC Global, Inc.*	(29,712)	(470,341)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	53

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Trading Companies & Distributors — continued
NOW, Inc.*	(36,396)	(467,325)	—	0.0	(a)
SiteOne Landscape Supply, Inc.*	(524)	(35,653)	—	0.0	(a)

	(69,153)	(1,054,147)	—	0.0	(a)

Transportation Infrastructure
Macquarie Infrastructure Corp.	(8,409)	(310,713)	—	0.0	(a)

Water Utilities
American Water Works Co., Inc.	(1,830)	(161,921)	—	0.0	(a)
Aqua America, Inc.	(4,465)	(145,247)	—	0.0	(a)
California Water Service Group	(7,878)	(330,876)	—	0.0	(a)

	(14,173)	(638,044)	—	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(3,921,203)	(84,780,903)	—	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(3,509,997)	(63,379,342)	—	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month CDOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.15%), which is denominated in CAD based on the local currencies of the positions within the swaps.	3/12/2021	$5,761,809	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Auto Components
Magna International, Inc.	8,111	399,312	—	0.0	(a)

Banks
Canadian Imperial Bank of Commerce	7,967	687,978	—	0.0	(a)

Chemicals
Methanex Corp.	7,734	500,834	—	0.0	(a)

Construction & Engineering
Aecon Group, Inc.	52,321	752,354	—	0.0	(a)

Food & Staples Retailing
Loblaw Cos. Ltd.	13,098	655,074	—	0.0	(a)

IT Services
CGI Group, Inc.*	8,983	554,763	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Leisure Products
BRP, Inc.	8,606	346,214	—	0.0	(a)

Metals & Mining
Hudbay Minerals, Inc.	145,598	571,797	—	0.0	(a)

Oil, Gas & Consumable Fuels
Cameco Corp.	59,633	638,706	—	0.0	(a)
Enerplus Corp.	56,753	528,105	—	0.0	(a)
Imperial Oil Ltd.	18,195	568,330	—	0.0	(a)
Parex Resources, Inc.*	38,585	561,871	—	0.0	(a)
Suncor Energy, Inc.	16,515	553,992	—	0.0	(a)

	189,681	2,851,004	—	0.0	(a)

Paper & Forest Products
Canfor Corp.*	27,223	391,042	—	0.0	(a)
Norbord, Inc.	17,502	446,308	—	0.0	(a)
West Fraser Timber Co. Ltd.	9,436	474,076	—	0.0	(a)

	54,161	1,311,426	—	0.0	(a)

Real Estate Management & Development
First Capital Realty, Inc.	16,259	242,567	—	0.0	(a)

Textiles, Apparel & Luxury Goods
Gildan Activewear, Inc.	15,556	464,984	—	0.0	(a)

Thrifts & Mortgage Finance
Genworth MI Canada, Inc.	7,356	241,447	—	0.0	(a)

Total Long Positions of Total Return Basket Swaps	535,431	9,579,754	—	0.0	(a)

Short Positions

Common Stocks
Aerospace & Defense
Bombardier, Inc.*	(151,744)	(367,704)	—	0.0	(a)

Capital Markets
Brookfield Asset Management, Inc.	(16,122)	(657,886)	—	0.0	(a)

Food Products
Saputo, Inc.	(19,509)	(594,406)	—	0.0	(a)

Metals & Mining
First Quantum Minerals Ltd.	(28,685)	(286,316)	—	0.0	(a)
Franco-Nevada Corp.	(2,247)	(140,338)	—	0.0	(a)

	(30,932)	(426,654)	—	0.0	(a)

Multi-Utilities
Algonquin Power & Utilities Corp.	(67,246)	(671,209)	—	0.0	(a)
Canadian Utilities Ltd.	(25,340)	(601,138)	—	0.0	(a)

	(92,586)	(1,272,347)	—	0.0	(a)

Oil, Gas & Consumable Fuels
PrairieSky Royalty Ltd.	(32,842)	(498,948)	—	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(343,735)	(3,817,945)	—	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	191,696	5,761,809	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	55

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in CHF based on the local currencies of the positions within the swaps.	3/12/2021	$(1,024,813)	$(70)	$—	$(70)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Machinery
Georg Fischer AG (Registered)	442	411,213	(220)	0.0	(a)

Pharmaceuticals
Roche Holding AG	2,181	530,981	(4)	0.0	(a)

Real Estate Management & Development
Swiss Prime Site AG (Registered)*	602	48,848	(46)	0.0	(a)

Textiles, Apparel & Luxury Goods
Swatch Group AG (The)	1,078	364,120	(654)	0.0	(a)

Total Long Positions of Total Return Basket Swaps	4,303	1,355,162	(924)	0.0	(a)

Short Positions

Common Stocks
Building Products
dormakaba Holding AG*	(804)	(580,039)	320	0.0	(a)

Construction Materials
LafargeHolcim Ltd. (Registered)*	(13,629)	(631,165)	113	0.0	(a)

Household Durables
Forbo Holding AG (Registered)	(259)	(380,158)	184	0.0	(a)

Marine
Kuehne + Nagel International AG (Registered)	(4,267)	(593,047)	515	0.0	(a)

Semiconductors & Semiconductor Equipment
ams AG*	(5,020)	(195,566)	(278)	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(23,979)	(2,379,975)	854	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(19,676)	(1,024,813)	(70)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	OCTOBER 31, 2018

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in JPY based on the local currencies of the positions within the swaps.	3/12/2021	$12,295,182	$(48,689)	$—	$(48,689)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Auto Components
Keihin Corp.	30,300	596,605	(1,956)	0.0	(a)
TS Tech Co. Ltd.	8,200	235,997	(189)	0.0	(a)

	38,500	832,602	(2,145)	0.0	(a)

Banks
Aozora Bank Ltd.	17,500	603,862	(228)	0.0	(a)
Resona Holdings, Inc.	122,900	646,458	(1,616)	0.0	(a)

	140,400	1,250,320	(1,844)	0.0	(a)

Beverages
Kirin Holdings Co. Ltd.	28,300	675,310	(1,497)	0.0	(a)

Chemicals
Daicel Corp.	53,500	565,977	(624)	0.0	(a)
Denka Co. Ltd.	19,400	630,941	(1,770)	0.0	(a)
KH Neochem Co. Ltd.*	16,900	479,974	690	0.0	(a)
Mitsubishi Gas Chemical Co., Inc.	9,200	154,433	(565)	0.0	(a)
Sumitomo Bakelite Co. Ltd.	13,800	498,280	(1,325)	0.0	(a)
Sumitomo Chemical Co. Ltd.	117,000	586,099	(794)	0.0	(a)
Teijin Ltd.	32,900	570,377	(1,112)	0.0	(a)
Tokuyama Corp.	23,100	516,556	(2,214)	0.0	(a)
Zeon Corp.	68,000	656,733	(1,964)	0.0	(a)

	353,800	4,659,370	(9,678)	0.0	(a)

Construction & Engineering
Hazama Ando Corp.	87,000	600,767	900	0.0	(a)
Kyowa Exeo Corp.	25,200	679,282	343	0.0	(a)
Maeda Corp.	47,200	533,344	(419)	0.0	(a)
Sumitomo Mitsui Construction Co. Ltd.*	88,100	552,686	(891)	0.0	(a)
Taisei Corp.	12,600	538,883	(1,029)	0.0	(a)

	260,100	2,904,962	(1,096)	0.0	(a)

Construction Materials
Taiheiyo Cement Corp.	20,800	612,075	(2,699)	0.0	(a)

Containers & Packaging
Rengo Co. Ltd.*	75,200	655,514	383	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	57

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Diversified Financial Services
Mitsubishi UFJ Lease & Finance Co. Ltd.	115,100	591,523	(1,139)	0.0	(a)
ORIX Corp.	41,600	677,706	(1,034)	0.0	(a)

	156,700	1,269,229	(2,173)	0.0	(a)

Diversified Telecommunication Services
Nippon Telegraph & Telephone Corp.	14,800	610,332	(12,702)	0.0	(a)

Electric Utilities
Chubu Electric Power Co., Inc.	46,500	670,562	(553)	0.0	(a)
Kansai Electric Power Co., Inc. (The)	18,400	281,621	(571)	0.0	(a)

	64,900	952,183	(1,124)	0.0	(a)

Electrical Equipment
Fuji Electric Co. Ltd.	19,000	579,984	(2,637)	0.0	(a)

Electronic Equipment, Instruments & Components
Japan Aviation Electronics Industry Ltd.*	37,700	499,222	(2,287)	0.0	(a)
Maruwa Co. Ltd.	10,400	587,755	633	0.0	(a)

	48,100	1,086,977	(1,654)	0.0	(a)

Entertainment
Capcom Co. Ltd.	25,000	521,124	1,781	0.0	(a)
GungHo Online Entertainment, Inc.*	269,400	487,039	2,365	0.0	(a)

	294,400	1,008,163	4,146	0.0	(a)

Food & Staples Retailing
Matsumotokiyoshi Holdings Co. Ltd.	1,500	54,231	125	0.0	(a)
Seven & i Holdings Co. Ltd.	13,800	597,540	(886)	0.0	(a)

	15,300	651,771	(761)	0.0	(a)

Food Products
Fuji Oil Holdings, Inc.	23,200	669,148	(113)	0.0	(a)

Health Care Providers & Services
Alfresa Holdings Corp.	23,000	613,448	(1,122)	0.0	(a)
Suzuken Co. Ltd.	12,900	652,939	(1,007)	0.0	(a)

	35,900	1,266,387	(2,129)	0.0	(a)

Hotels, Restaurants & Leisure
Round One Corp.	50,700	601,344	1,041	0.0	(a)

Household Durables
Nikon Corp.	27,500	479,398	3	0.0	(a)
Sony Corp.	8,700	470,815	(2,601)	0.0	(a)

	36,200	950,213	(2,598)	0.0	(a)

IT Services
NET One Systems Co. Ltd.	25,900	542,250	79	0.0	(a)
Nihon Unisys Ltd.	23,500	514,985	(63)	0.0	(a)
TIS, Inc.	13,300	594,073	(2,356)	0.0	(a)

	62,700	1,651,308	(2,340)	0.0	(a)

Leisure Products
Sankyo Co. Ltd.	16,200	618,528	448	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Machinery
DMG Mori Co. Ltd.	38,800	559,813	(2,406)	0.0	(a)
Fuji Corp/Aichi	38,900	542,185	(2,522)	0.0	(a)
Hitachi Construction Machinery Co. Ltd.	21,500	570,834	(2,702)	0.0	(a)
Japan Steel Works Ltd. (The)	27,700	585,366	(2,585)	0.0	(a)
OKUMA Corp.	12,300	614,146	(1,753)	0.0	(a)
Takeuchi Manufacturing Co. Ltd.*	23,700	490,167	(700)	0.0	(a)
Tsugami Corp.	74,000	663,324	(2,338)	0.0	(a)

	236,900	4,025,835	(15,006)	0.0	(a)

Media
Fuji Media Holdings, Inc.*	34,200	555,065	(210)	0.0	(a)

Metals & Mining
Nisshin Steel Co. Ltd.	56,500	737,472	(1,607)	0.0	(a)

Oil, Gas & Consumable Fuels
JXTG Holdings, Inc.	93,500	631,778	(5,615)	0.0	(a)

Pharmaceuticals
Astellas Pharma, Inc.	36,200	559,298	(1,179)	0.0	(a)
Kaken Pharmaceutical Co. Ltd.	1,500	75,211	(31)	0.0	(a)
Sumitomo Dainippon Pharma Co. Ltd.	26,100	545,326	(1,031)	0.0	(a)
Taisho Pharmaceutical Holdings Co. Ltd.	5,800	618,434	(452)	0.0	(a)

	69,600	1,798,269	(2,693)	0.0	(a)

Road & Rail
Sankyu, Inc.	12,600	593,896	(2,408)	0.0	(a)
Seino Holdings Co. Ltd.	37,900	524,853	(477)	0.0	(a)

	50,500	1,118,749	(2,885)	0.0	(a)

Technology Hardware, Storage & Peripherals
Brother Industries Ltd.	26,700	488,653	(1,405)	0.0	(a)
Canon, Inc.	16,500	469,976	(1,181)	0.0	(a)

	43,200	958,629	(2,586)	0.0	(a)

Trading Companies & Distributors
ITOCHU Corp.	31,200	578,634	(654)	0.0	(a)
Kanamoto Co. Ltd.	17,200	574,750	70	0.0	(a)
Marubeni Corp.	66,800	541,661	(803)	0.0	(a)
Mitsubishi Corp.	19,400	546,019	(726)	0.0	(a)
Mitsui & Co. Ltd.	33,600	561,409	(55)	0.0	(a)
Sojitz Corp.	192,400	647,034	(921)	0.0	(a)
Sumitomo Corp.	8,200	124,367	(157)	0.0	(a)

	368,800	3,573,874	(3,246)	0.0	(a)

Wireless Telecommunication Services
KDDI Corp.	26,000	629,196	(19,335)	0.0	(a)
NTT DOCOMO, Inc.	3,800	94,236	(1,560)	0.0	(a)

	29,800	723,432	(20,895)	0.0	(a)

Total Long Positions of Total Return Basket Swaps	2,738,200	37,628,823	(95,915)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	59

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions

Common Stocks
Air Freight & Logistics
Yamato Holdings Co. Ltd.	(9,100)	(248,779)	425	0.0	(a)

Auto Components
Toyo Tire & Rubber Co. Ltd.	(29,500)	(492,105)	2,023	0.0	(a)

Banks
Japan Post Bank Co. Ltd.	(52,500)	(612,084)	691	0.0	(a)
Seven Bank Ltd.	(208,900)	(652,866)	670	0.0	(a)

	(261,400)	(1,264,950)	1,361	0.0	(a)

Building Products
TOTO Ltd.	(13,900)	(497,290)	1,624	0.0	(a)

Chemicals
Air Water, Inc.	(36,000)	(583,165)	1,015	0.0	(a)
Hitachi Chemical Co. Ltd.	(33,700)	(531,181)	744	0.0	(a)
JSR Corp.	(31,900)	(475,411)	1,244	0.0	(a)

	(101,600)	(1,589,757)	3,003	0.0	(a)

Commercial Services & Supplies
Park24 Co. Ltd.	(18,900)	(497,224)	422	0.0	(a)
Sohgo Security Services Co. Ltd.	(14,000)	(623,576)	521	0.0	(a)

	(32,900)	(1,120,800)	943	0.0	(a)

Construction & Engineering
Chiyoda Corp.	(84,100)	(418,478)	401	0.0	(a)

Construction Materials
Sumitomo Osaka Cement Co. Ltd.	(13,900)	(516,426)	967	0.0	(a)

Consumer Finance
Acom Co. Ltd.	(63,200)	(232,633)	933	0.0	(a)
Aiful Corp.*	(134,900)	(355,783)	491	0.0	(a)

	(198,100)	(588,416)	1,424	0.0	(a)

Containers & Packaging
FP Corp.	(10,800)	(553,474)	716	0.0	(a)

Electrical Equipment
Fujikura Ltd.	(108,800)	(469,344)	242	0.0	(a)
GS Yuasa Corp.	(25,600)	(525,496)	865	0.0	(a)
Mabuchi Motor Co. Ltd.	(13,300)	(473,098)	744	0.0	(a)

	(147,700)	(1,467,938)	1,851	0.0	(a)

Food & Staples Retailing
Cosmos Pharmaceutical Corp.	(3,000)	(613,192)	182	0.0	(a)

Food Products
Calbee, Inc.	(20,000)	(663,545)	1,143	0.0	(a)
Kewpie Corp.	(6,800)	(156,309)	561	0.0	(a)

	(26,800)	(819,854)	1,704	0.0	(a)

Health Care Providers & Services
Japan Lifeline Co. Ltd.*	(31,900)	(465,071)	(1,704)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Hotels, Restaurants & Leisure
HIS Co. Ltd.	(5,600)	(170,556)	(574)	0.0	(a)
Kyoritsu Maintenance Co. Ltd.	(3,700)	(164,379)	(95)	0.0	(a)
Toridoll Holdings Corp.*	(20,900)	(353,999)	(31)	0.0	(a)

	(30,200)	(688,934)	(700)	0.0	(a)

Household Durables
Fujitsu General Ltd.	(29,600)	(443,406)	(1,380)	0.0	(a)

Industrial Conglomerates
Toshiba Corp.*	(21,400)	(641,413)	(370)	0.0	(a)

Interactive Media & Services
LINE Corp.*	(12,100)	(385,771)	(1,866)	0.0	(a)

IT Services
Itochu Techno-Solutions Corp.	(30,100)	(570,818)	51	0.0	(a)

Machinery
Daifuku Co. Ltd.	(12,000)	(515,355)	1,506	0.0	(a)
Kawasaki Heavy Industries Ltd.	(22,700)	(537,954)	1,004	0.0	(a)
Kurita Water Industries Ltd.	(21,900)	(539,400)	749	0.0	(a)
MISUMI Group, Inc.	(25,300)	(507,032)	1,053	0.0	(a)
Mitsui E&S Holdings Co. Ltd.*	(37,900)	(636,422)	1,767	0.0	(a)
Miura Co. Ltd.	(19,400)	(473,785)	1,608	0.0	(a)
Nabtesco Corp.	(23,800)	(522,431)	2,357	0.0	(a)
NGK Insulators Ltd.	(37,600)	(529,185)	(349)	0.0	(a)

	(200,600)	(4,261,564)	9,695	0.0	(a)

Marine
Kawasaki Kisen Kaisha Ltd.*	(30,600)	(407,760)	1,469	0.0	(a)
Nippon Yusen KK	(34,400)	(554,732)	1,656	0.0	(a)

	(65,000)	(962,492)	3,125	0.0	(a)

Metals & Mining
Daido Steel Co. Ltd.	(12,300)	(506,398)	493	0.0	(a)
Hitachi Metals Ltd.	(49,200)	(578,539)	2,259	0.0	(a)
Mitsubishi Materials Corp.	(19,500)	(539,856)	1,067	0.0	(a)
UACJ Corp.	(9,100)	(198,364)	1,080	0.0	(a)

	(90,100)	(1,823,157)	4,899	0.0	(a)

Multiline Retail
Takashimaya Co. Ltd.	(29,000)	(456,393)	1,089	0.0	(a)

Paper & Forest Products
Nippon Paper Industries Co. Ltd.	(32,000)	(579,771)	1,325	0.0	(a)

Pharmaceuticals
Nippon Shinyaku Co. Ltd.	(9,200)	(528,553)	2,240	0.0	(a)
Ono Pharmaceutical Co. Ltd.	(21,300)	(483,374)	2,145	0.0	(a)

	(30,500)	(1,011,927)	4,385	0.0	(a)

Professional Services
Persol Holdings Co. Ltd.	(26,600)	(504,645)	1,730	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	61

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Road & Rail
Keikyu Corp.	(41,100)	(608,276)	383	0.0	(a)
Odakyu Electric Railway Co. Ltd.	(6,500)	(137,415)	34	0.0	(a)

	(47,600)	(745,691)	417	0.0	(a)

Semiconductors & Semiconductor Equipment
Renesas Electronics Corp.*	(30,600)	(161,200)	973	0.0	(a)
Rohm Co. Ltd.	(6,200)	(435,887)	396	0.0	(a)

	(36,800)	(597,087)	1,369	0.0	(a)

Technology Hardware, Storage & Peripherals
Seiko Epson Corp.	(29,900)	(481,726)	1,613	0.0	(a)

Wireless Telecommunication Services
SoftBank Group Corp.	(6,600)	(522,316)	6,924	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(1,682,800)	(25,333,641)	47,226	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	1,055,400	12,295,182	(48,689)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBSW on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in AUD based on the local currencies of the positions within the swaps.	3/12/2021	$(3,069,855)	$(10,135)	$—	$(10,135)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Food & Staples Retailing
Metcash Ltd.	55,480	108,433	391	0.0	(a)

Metals & Mining
BlueScope Steel Ltd.	1,648	16,893	123	0.0	(a)
Evolution Mining Ltd.	328,188	694,640	2,069	0.0	(a)
OZ Minerals Ltd.	64,971	416,786	1,322	0.0	(a)
Regis Resources Ltd.	40,365	121,084	458	0.0	(a)

	435,172	1,249,403	3,972	0.0	(a)

Total Long Positions of Total Return Basket Swaps	490,652	1,357,836	4,363	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions

Common Stocks
Chemicals
Orica Ltd.	(49,428)	(602,223)	(1,582)	0.0	(a)

Construction Materials
Boral Ltd.	(132,483)	(527,782)	(1,464)	0.0	(a)

Diversified Financial Services
Challenger Ltd.	(73,602)	(536,033)	(1,269)	0.0	(a)

Food Products
Costa Group Holdings Ltd.	(118,964)	(515,452)	(1,561)	0.0	(a)

Hotels, Restaurants & Leisure
Domino’s Pizza Enterprises Ltd.	(13,371)	(512,467)	(1,064)	0.0	(a)

IT Services
NEXTDC Ltd.*	(123,479)	(516,176)	(2,893)	0.0	(a)

Metals & Mining
Mineral Resources Ltd.	(57,815)	(586,643)	(3,224)	0.0	(a)

Transportation Infrastructure
Qube Holdings Ltd.	(362,816)	(630,915)	(1,441)	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(931,958)	(4,427,691)	(14,498)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(441,306)	(3,069,855)	(10,135)	0.0	(a)

The following reference rates, and their values as of period-end, are used for security descriptions:	VALUE
BA	2.08%
BBR	1.85
BBSW	1.85
CDOR	2.08
CHF LIBOR	(0.78)
EURIBOR	(0.37)
EUR LIBOR	(0.40)
GBP LIBOR	0.73
JPY LIBOR	(0.10)
USD LIBOR	2.31

Summary of total swap contracts outstanding as of October 31, 2018:
	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Total return swap contracts outstanding	—	2,379
Total return basket swaps contracts outstanding	—	95,650

Total OTC swap contracts outstanding	—	98,029

Liabilities

Total return basket swaps contracts outstanding	—	(138,610)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	63

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

Abbreviations
AUD	Australian Dollar
BA	Banker’s Acceptance Rate
BBR	Bank Bill Rate
BBSW	ASX Australia Bank Bill Swap Rate
CAD	Canadian Dollar
CDOR	Canada Dollar Offered Rate
CHF	Swiss Franc
CVR	Contingent Value Rights
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
USD	United States Dollar

(1)	Notional value represents market value, as of October 31, 2018, of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	Unrealized appreciation (depreciation) represents the unrealized gain (loss) of the positions subsequent to the swap reset.
(a)	Amount rounds to less than 0.1% of net assets.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	OCTOBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2018	J.P. MORGAN FUNDS	65

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2018

JPMorgan Systematic Alpha Fund
ASSETS:
Investments in non-affiliates, at value	$221,364,577
Investments in affiliates, at value	231,232,143
Restricted cash for OTC derivatives	598
Cash	10,376,369
Foreign currency, at value	7,308,331
Deposits at broker for futures contracts	16,861,000
Receivables:
Investment securities sold	145,978
Fund shares sold	55,551
Interest and dividends from non-affiliates	155,353
Dividends from affiliates	391,543
Tax reclaims	44,145
Unrealized appreciation on forward foreign currency exchange contracts	2,591,964
Outstanding OTC swap contracts, at value	98,029
Due from counterparty for swap contracts	2,931,971

Total Assets	493,557,552

LIABILITIES:
Payables:
Due to broker, at value	3,030,000
Investment securities purchased	4,195,025
Fund shares redeemed	85,707
Variation margin on futures contracts	1,000,099
Unrealized depreciation on forward foreign currency exchange contracts	1,233,254
Outstanding OTC swap contracts, at value	138,610
Accrued liabilities:
Investment advisory fees	162,326
Administration fees	4,926
Distribution fees	2,107
Service fees	39,837
Custodian and accounting fees	46,213
Trustees’ and Chief Compliance Officer’s fees	24,886
Other	235,873

Total Liabilities	10,198,863

Net Assets	$483,358,689

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

66	J.P. MORGAN FUNDS	OCTOBER 31, 2018

JPMorgan Systematic Alpha Fund
NET ASSETS:
Paid-in-Capital	$481,733,951
Total distributable earnings (loss) (a)	1,624,738

Total Net Assets	$483,358,689

Net Assets:
Class A	$8,210,471
Class C	119,850
Class I	185,478,154
Class R6	289,550,214

Total	$483,358,689

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	587,919
Class C	8,798
Class I	12,872,279
Class R6	20,200,975

Net Asset Value (b):
Class A — Redemption price per share	$13.97
Class C — Offering price per share (c)	13.62
Class I — Offering and redemption price per share	14.41
Class R6 — Offering and redemption price per share	14.33
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.63

Cost of investments in non-affiliates	$218,264,401
Cost of investments in affiliates	231,232,143
Cost of foreign currency	7,323,877

(a)

Total distributable earnings has been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	67

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2018

JPMorgan Systematic Alpha Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,654,765
Dividend income from affiliates	3,276,232
Interest income from non-affiliates	569,371
Interest income from affiliates	12,048
Foreign taxes withheld	(56,267)

Total investment income	7,456,149

EXPENSES:
Investment advisory fees	4,050,330
Administration fees	449,743
Distribution fees:
Class A	58,757
Class C	928
Service fees:
Class A	58,757
Class C	310
Class I	426,555
Custodian and accounting fees	140,447
Interest expense to affiliates	6,246
Professional fees	194,114
Trustees’ and Chief Compliance Officer’s fees	78,288
Printing and mailing costs	59,442
Registration and filing fees	82,176
Transfer agency fees (See Note 2.H.)	4,890
Other	37,180

Total expenses	5,648,163

Less fees waived	(1,905,248)
Less earnings credits	(526)
Less expense reimbursements	(1,753)

Net expenses	3,740,636

Net investment income (loss)	3,715,513

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	11,500,491
Futures contracts	(18,228,722)
Foreign currency transactions	99,279
Forward foreign currency exchange contracts	(1,441,542)
Swaps	(17,672,185)

Net realized gain (loss)	(25,742,679)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(12,614,926)
Futures contracts	1,800,629
Foreign currency translations	(247,551)
Forward foreign currency exchange contracts	1,524,703
Swaps	(5,443)

Change in net unrealized appreciation/depreciation	(9,542,588)

Net realized/unrealized gains (losses)	(35,285,267)

Change in net assets resulting from operations	$(31,569,754)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

68	J.P. MORGAN FUNDS	OCTOBER 31, 2018

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Systematic Alpha Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,715,513	$2,447,148
Net realized gain (loss)	(25,742,679)	(7,333,155)
Change in net unrealized appreciation/depreciation	(9,542,588)	9,283,819

Change in net assets resulting from operations	(31,569,754)	4,397,812

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	—	(83,124)
Class C	—	(1,193)
Class I	—	(116,389)
Class R6	—	(1,080,846)

Total distributions to shareholders	—	(1,281,552)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	41,829,502	134,120,198

NET ASSETS:
Change in net assets	10,259,748	137,236,458
Beginning of period	473,098,941	335,862,483

End of period	$483,358,689	$473,098,941

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

Class A
From net realized gains	(83,124)
Class C
From net realized gains	(1,193)
Class I
From net investment income	(33,272)
From net realized gains	(83,117)
Class R6
From net investment income	(598,010)
From net realized gains	(482,836)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	69

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Systematic Alpha Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,228,907	$32,952,328
Distributions reinvested	—	83,124
Cost of shares redeemed	(32,913,646)	(38,464,433)

Change in net assets resulting from Class A capital transactions	$(27,684,739)	$(5,428,981)

Class C
Proceeds from shares issued	$42,758	$311,362
Distributions reinvested	—	1,193
Cost of shares redeemed	(249,635)	(748,831)

Change in net assets resulting from Class C capital transactions	$(206,877)	$(436,276)

Class I
Proceeds from shares issued	$102,124,397	$154,782,803
Distributions reinvested	—	76,067
Cost of shares redeemed	(54,868,739)	(38,672,056)

Change in net assets resulting from Class I capital transactions	$47,255,658	$116,186,814

Class R6
Proceeds from shares issued	$32,250,091	$32,746,928
Distributions reinvested	—	1,080,846
Cost of shares redeemed	(9,784,631)	(10,029,133)

Change in net assets resulting from Class R6 capital transactions	$22,465,460	$23,798,641

Total change in net assets resulting from capital transactions	$41,829,502	$134,120,198

SHARE TRANSACTIONS:
Class A
Issued	360,156	2,184,437
Reinvested	—	5,508
Redeemed	(2,299,086)	(2,563,239)

Change in Class A Shares	(1,938,930)	(373,294)

Class C
Issued	3,018	21,044
Reinvested	—	80
Redeemed	(17,131)	(50,473)

Change in Class C Shares	(14,113)	(29,349)

Class I
Issued	6,917,333	10,024,006
Reinvested	—	4,900
Redeemed	(3,735,404)	(2,501,526)

Change in Class I Shares	3,181,929	7,527,380

Class R6
Issued	2,196,620	2,134,447
Reinvested	—	70,226
Redeemed	(667,183)	(655,828)

Change in Class R6 Shares	1,529,437	1,548,845

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

70	J.P. MORGAN FUNDS	OCTOBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2018	J.P. MORGAN FUNDS	71

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gain	Total distributions
JPMorgan Systematic Alpha Fund
Class A
Year Ended October 31, 2018	$14.98	$0.05		$(1.06)	$(1.01)	$—		$—	$—
Year Ended October 31, 2017	14.85	0.04		0.12	0.16	—		(0.03)	(0.03)
Year Ended October 31, 2016	15.27	0.03		(0.14)	(0.11)	(0.31	)(d)	—	(0.31)
Year Ended October 31, 2015	15.16	(0.01)		0.29	0.28	(0.15)		(0.02)	(0.17)
Year Ended October 31, 2014	15.60	(0.11	)(e)	0.79	0.68	(1.12)		—	(1.12)

Class C
Year Ended October 31, 2018	14.68	(0.02)		(1.04)	(1.06)	—		—	—
Year Ended October 31, 2017	14.63	(0.04)		0.12	0.08	—		(0.03)	(0.03)
Year Ended October 31, 2016	15.14	(0.04)		(0.14)	(0.18)	(0.33	)(d)	—	(0.33)
Year Ended October 31, 2015	15.10	(0.07)		0.27	0.20	(0.14)		(0.02)	(0.16)
Year Ended October 31, 2014	15.55	(0.12	)(e)	0.72	0.60	(1.05)		—	(1.05)

Class I
Year Ended October 31, 2018	15.41	0.10		(1.10)	(1.00)	—		—	—
Year Ended October 31, 2017	15.26	0.08		0.11	0.19	(0.01)		(0.03)	(0.04)
Year Ended October 31, 2016	15.33	0.06		(0.13)	(0.07)	—	(d)	—	—
Year Ended October 31, 2015	15.19	0.04		0.28	0.32	(0.16)		(0.02)	(0.18)
Year Ended October 31, 2014	15.63	(0.05	)(e)	0.76	0.71	(1.15)		—	(1.15)

Class R6
Year Ended October 31, 2018	15.29	0.13		(1.09)	(0.96)	—		—	—
Year Ended October 31, 2017	15.13	0.12		0.11	0.23	(0.04)		(0.03)	(0.07)
Year Ended October 31, 2016	15.56	0.11		(0.15)	(0.04)	(0.39	)(d)	—	(0.39)
Year Ended October 31, 2015	15.21	0.09		0.28	0.37	—		(0.02)	(0.02)
Year Ended October 31, 2014	15.64	0.01	(e)	0.73	0.74	(1.17)		—	(1.17)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Distributions of Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(e)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Expenses without waivers, reimbursements and earnings credits may appear disproportionate among classes due to changes in the relative size of the classes.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

72	J.P. MORGAN FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period	Net expenses (c)	Net investment income (loss) (c)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate

$13.97	(6.74)%	$8,210,471	1.18%	0.36%		1.57%		154%
14.98	1.07	37,842,572	1.19	0.28		1.60		147
14.85	(0.74)	43,075,837	1.18	0.18		1.66		151
15.27	1.87	48,072,671	1.16	(0.05)		1.69		164
15.16	4.68	61,579,047	1.24	(0.71	)(e)	1.66	(f)	113

13.62	(7.22)	119,850	1.67	(0.15)		2.09		154
14.68	0.53	336,344	1.70	(0.27)		2.25		147
14.63	(1.23)	764,511	1.69	(0.29)		2.26		151
15.14	1.34	457,517	1.62	(0.50)		2.26		164
15.10	4.16	53,974	1.77	(0.80	)(e)	5.85	(f)	113

14.41	(6.49)	185,478,154	0.92	0.66		1.32		154
15.41	1.24	149,359,860	0.94	0.50		1.38		147
15.26	(0.46)	33,006,202	0.94	0.42		1.40		151
15.33	2.11	261,973,042	0.90	0.24		1.35		164
15.19	4.91	131,267,018	1.00	(0.31	)(e)	2.97	(f)	113

14.33	(6.28)	289,550,214	0.67	0.89		1.07		154
15.29	1.48	285,560,165	0.69	0.77		1.10		147
15.13	(0.25)	259,015,933	0.69	0.70		1.12		151
15.56	2.44	9,762,583	0.64	0.59		1.10		164
15.21	5.08	54,788	0.88	0.09	(e)	4.84	(f)	113

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	73

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Systematic Alpha Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

Basis for Consolidation for the Fund

Systematic Alpha Fund CS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on October 11, 2012 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectuses. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

74	J.P. MORGAN FUNDS	OCTOBER 31, 2018

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of fixed income instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Airlines	$—	$415,414	$—	$415,414
Chemicals	2,768,310	369,296	—	3,137,606
Food & Staples Retailing	1,911,453	949,666	—	2,861,119
Household Durables	2,086,988	1,802,115	—	3,889,103
Leisure Products	—	1,734,845	—	1,734,845
Media	1,504,688	532,718	—	2,037,406
Metals & Mining	2,364,373	941,873	—	3,306,246
Pharmaceuticals	8,930,563	2,215,594	—	11,146,157
Real Estate Management & Development	441,167	2,175,755	—	2,616,922
Software	14,601,131	1,722,219	—	16,323,350
Wireless Telecommunication Services	—	488,537	—	488,537
Other Common Stocks	151,387,889	—	—	151,387,889

Total Common Stocks	185,996,562	13,348,032	—	199,344,594

Convertible Preferred Stocks
Banks	939,741	—	—	939,741
Equity Real Estate Investment Trusts (REITs)	258,720	—	—	258,720
Health Care Equipment & Supplies	528,030	—	—	528,030
Machinery	431,225	—	—	431,225
Multi-Utilities	431,550	—	—	431,550
Oil, Gas & Consumable Fuels	463,476	—	—	463,476

Total Convertible Preferred Stocks	3,052,742	—	—	3,052,742

OCTOBER 31, 2018	J.P. MORGAN FUNDS	75

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Debt Securities
Convertible Bonds
Other Convertible Bonds	$—	$18,967,241	$—	$18,967,241
Short-Term Investments
Investment Companies	231,232,143	—	—	231,232,143

Total Investments in Securities	$420,281,447	$32,315,273	$—	$452,596,720

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$2,591,964	$—	$2,591,964
Futures Contracts	7,066,758	230,208	—	7,296,966
Swaps	—	95,650	2,379	98,029

Total Appreciation in Other Financial Instruments	$7,066,758	$2,917,822	$2,379	$9,986,959

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,233,254)	$—	$(1,233,254)
Futures Contracts	(6,621,750)	(173,725)	—	(6,795,475)
Swaps	—	(138,610)	—	(138,610)

Total Depreciation in Other Financial Instruments	$(6,621,750)	$(1,545,589)	$—	$(8,167,339)

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of October 31, 2018, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending — Effective October 5, 2018, the Fund became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N. A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e. a net payment to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Consolidated Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Consolidated Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Consolidated Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Consolidated Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the CSOI.

The Fund bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the period October 5, 2018 through October 31, 2018.

76	J.P. MORGAN FUNDS	OCTOBER 31, 2018

D. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amount in the table below.

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (a)(b)	$193,204,806	$491,122,773	$453,095,436	$—	$—	$231,232,143	231,232,143	$3,276,232	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2018.

E. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts and swaps in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gains to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the CSAL.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and will offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used index, treasury and commodity futures to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sale of futures contracts will tend to offset both positive and negative market price changes. The Fund also used index, equity or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to seek to enhance portfolio performance.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the CSOP. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the CSOI, while cash deposited, which is considered restricted, is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The use of futures contracts exposes the Fund to interest rate risk, commodities risk and equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board

OCTOBER 31, 2018	J.P. MORGAN FUNDS	77

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Swaps — The Fund engaged in various swap transactions, including total return swaps and total return basket swaps, to manage credit and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”), that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the CSAL and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the CSAL at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the CSOI, while cash deposited, which is considered restricted, is recorded on the CSAL. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the CSAL. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the CSOP. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties cash collateral posted or received by the Fund is reported on the CSAL as Restricted cash.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Total Return Swaps

The Fund used total return swaps to gain long or short exposure to underlying stock. To the extent the total return of the stock underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. These arrangements involve the periodic exchange of cash flows based on the total return of the underlying stock and interest rate obligations.

Total Return Basket Swaps

The Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates based on the local currencies of the positions in the portfolio plus or minus a specified spread and are referred to herein as “financing costs”. Positions within each swap, accrued financing costs and net dividends, are part of the monthly reset. During a reset, any unrealized gains (losses) on positions,

78	J.P. MORGAN FUNDS	OCTOBER 31, 2018

accrued financing costs, and net dividends become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty for swap contract on the CSAL and as Net realized gain (loss) on transactions from swaps on the CSOP.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of each swap is reflected on the CSAL as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the CSOP.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2018, by their primary underlying risk exposure and respective location on the CSAL:

Derivative Contracts	CSAL Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$331,090	$—	$—	$331,090
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	5,708,826	—	98,029	5,806,855
Foreign exchange contracts	Receivables	—	2,591,964	—	2,591,964
Commodity contracts	Receivables, Net Assets — Unrealized Appreciation	1,257,050	—	—	1,257,050

Total		$7,296,966	$2,591,964	$98,029	$9,986,959

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,508,453)	$—	$—	$(1,508,453)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(195,878)	—	(138,610)	(334,488)
Foreign exchange contracts	Payables	—	(1,233,254)	—	(1,233,254)
Commodity contracts	Payables, Net Assets — Unrealized Depreciation	(5,091,144)	—	—	(5,091,144)

Total		$(6,795,475)	$(1,233,254)	$(138,610)	$(8,167,339)

(a)

This amount represents the cumulative appreciation/depreciation of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	79

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented on the CSAL (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Bank of America, NA	$84,122	$(37,339)	$—	$46,783
Barclays Bank plc	7,872	—	—	7,872
BNP Paribas	595,555	(9,274)	—	586,281
Citibank, NA	640,894	(310,596)	—	330,298
Deutsche Bank AG	8,086	—	—	8,086
Goldman Sachs International	104,371	(1,773)	—	102,598
HSBC Bank, NA	503,465	(189,150)	—	314,315
Merrill Lynch International	273,601	—	—	273,601
State Street Corp.	454,930	(454,930)	—	—
TD Bank Financial Group	3,190	(3,190)	—	—
Union Bank of Switzerland AG	13,907	(13,907)	—	—

	$2,689,993	$(1,020,159)	$—	$1,669,834

Counterparty	Gross Amount of Derivative Liabilities Presented on the CSAL (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Bank of America, NA	$37,339	$(37,339)	$—	$—
BNP Paribas	9,274	(9,274)	—	—
Citibank, NA	310,596	(310,596)	—	—
Goldman Sachs International	1,773	(1,773)	—	—
HSBC Bank, NA	189,150	(189,150)	—	—
National Australia Bank Ltd.	18,411	—	—	18,411
Royal Bank of Canada	195	—	—	195
State Street Corp.	684,929	(454,930)	—	229,999
TD Bank Financial Group	18,926	(3,190)	—	15,736
Union Bank of Switzerland AG	101,271	(13,907)	(598)	86,766

	$1,371,864	$(1,020,159)	$(598)	$351,107

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the CSAL.

The following table presents the effect of derivatives on the CSOP for the year ended October 31, 2018, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(5,200,557)	$—	$—	$(5,200,557)
Equity contracts	(12,234,112)	—	(17,672,185)	(29,906,297)
Foreign exchange contracts	—	(1,441,542)	—	(1,441,542)
Commodity contracts	(794,053)	—	—	(794,053)

Total	$(18,228,722)	$(1,441,542)	$(17,672,185)	$(37,342,449)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(424,936)	$—	$—	$(424,936)
Equity contracts	6,974,097	—	(5,443)	6,968,654
Foreign exchange contracts	—	1,524,703	—	1,524,703
Commodity contracts	(4,748,532)	—	—	(4,748,532)

Total	$1,800,629	$1,524,703	$(5,443)	$3,319,889

80	J.P. MORGAN FUNDS	OCTOBER 31, 2018

The Fund’s derivatives contracts held at October 31, 2018 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended October 31, 2018. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Commodity
Average Notional Balance Long	$53,823,184
Average Notional Balance Short	53,758,605
Ending Notional Balance Long	49,316,216
Ending Notional Balance Short	62,201,363

Equity
Average Notional Balance Long	$15,039,816
Average Notional Balance Short	83,282,234
Ending Notional Balance Long	4,062,481
Ending Notional Balance Short	91,588,598

Interest
Average Notional Balance Long	$260,607,362
Average Notional Balance Short	273,524,630
Ending Notional Balance Long	180,379,210
Ending Notional Balance Short	259,647,884

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$91,649,491
Average Settlement Value Sold	142,089,960
Ending Settlement Value Purchased	79,422,522
Ending Settlement Value Sold	149,042,439

Total Return Swaps:
Average Notional Balance Long	$48,548
Ending Notional Balance Long	48,548

Total Return Basket Swaps:
Average Notional Balance Long	$333,940,949
Average Notional Balance Short	303,799,100
Ending Notional Balance Long	326,718,222
Ending Notional Balance Short	282,603,973

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the CSOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOP.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	81

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the year ended October 31, 2018 are as follows:

	Class A	Class C	Class I	Class R6	Total
Transfer agency fees	$632	$23	$2,101	$2,134	$4,890

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2018, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Distributions to Shareholders — Distributions from net investment income or net realized capital gains, if any, are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(28,937,787)	$5,803,425	$23,134,362

The reclassifications for the Fund relate primarily to investments in swaps, investments in contingent payment debt securities, net operating losses, foreign currency gains or losses and investment in the subsidiary.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

The Subsidiary has entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiary. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.75% of the Subsidiary’s average daily net assets. The Adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to the Adviser by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2018, the effective annualized rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an effective rate of 0.09% of the average daily net assets of the Subsidiary.

82	J.P. MORGAN FUNDS	OCTOBER 31, 2018

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2018, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class C and Class I Shares.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the CSOP. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOP. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R6
1.25%	1.75%	1.00%	0.75%

The expense limitation agreement was in effect for the year ended October 31, 2018, and is in place until at least February 28, 2019.

For the year ended October 31, 2018, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$1,098,229	$387,349	$2,505	$1,488,083	$1,753

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended October 31, 2018 was $417,165.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	83

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the year ended October 31, 2018, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$367,074,169	$405,919,833

During the year ended October 31, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiary, held at October 31, 2018 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$471,348,078	$15,932,002	$(22,817,550)	$(6,885,548)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts, wash sale loss deferrals, investment in the subsidiary and mark to market of forward foreign currency contracts.

The federal income tax net unrealized appreciation (depreciation) in value of investment securities includes unrealized depreciation of the Fund’s investment in its subsidiary of $(9,355,121), which, if realized, is not deductible for income tax purposes.

During the year ended October 31, 2018, the Fund did not make any distributions.

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,208,130	$73,422	$1,281,552

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$142,256	$1,499,205

The cumulative timing differences primarily consist of mark to market of futures contracts, wash sale loss deferrals, mark to market of forward foreign currency contracts, late year ordinary loss deferrals and straddle loss deferrals.

During the year ended October 31, 2018, the subsidiary had $4,928,425 of net losses for tax purposes. The subsidiary’s net losses for the current year are not available to offset its future taxable income.

84	J.P. MORGAN FUNDS	OCTOBER 31, 2018

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended October 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2018, the Fund had two non-affiliated omnibus accounts, which owned 23.2% of the Fund’s outstanding shares.

In addition, as of October 31, 2018, the J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate, 53.4% of the net assets of the Fund.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss.

Derivatives, including swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes and forward foreign currency exchange contracts.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	85

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund’s investment in convertible bonds subjects the Fund to equity price risk. Due to their conversion feature, the value of convertible bonds tends to vary with fluctuations in the market value of the underlying security.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operation.

86	J.P. MORGAN FUNDS	OCTOBER 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Systematic Alpha Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, of JPMorgan Systematic Alpha Fund (one of the funds constituting JPMorgan Trust I, referred to hereafter as the “Fund”) as of October 31, 2018, the related consolidated statement of operations for the year ended October 31, 2018, the consolidated statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 21, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	87

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	136	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	136	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher* (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	136	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	136	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington** (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (serving in various roles 1984-2012).	136	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	136	None

88	J.P. MORGAN FUNDS	OCTOBER 31, 2018

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner*** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	136	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	136	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	136	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	136	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	136	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	136	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	136	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

OCTOBER 31, 2018	J.P. MORGAN FUNDS	89

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (serving in various roles 1968-1998).	136	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (136 funds).

*	Ms. Gallagher became a Trustee effective November 1, 2018.

**

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

***

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

90	J.P. MORGAN FUNDS	OCTOBER 31, 2018

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	91

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2018 and continued to hold your shares at the end of the reporting period, October 31, 2018.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
Systematic Alpha Fund
Class A
Actual	$1,000.00	$971.50	$5.71	1.15%
Hypothetical	1,000.00	1,019.41	5.85	1.15
Class C
Actual	1,000.00	968.70	8.14	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class I
Actual	1,000.00	973.00	4.43	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R6
Actual	1,000.00	973.50	3.18	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

92	J.P. MORGAN FUNDS	OCTOBER 31, 2018

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund as compared to the Fund’s objective and peer group. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and contractual expense limitations

(“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the

94	J.P. MORGAN FUNDS	OCTOBER 31, 2018

same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the fifth quintile based upon both the Peer Group and Universe, for the one- and three-year periods ended December 31, 2017. The Trustees noted that the performance for Class I shares was in the fifth and fourth quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the Fee Caps currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and the actual total expenses for Class A shares was in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

OCTOBER 31, 2018	J.P. MORGAN FUNDS	95

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. October 2018.	AN-SA-1018

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective October 31, 2017, Dennis P. Harrington replaced James Schonbachler as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2018 – $1,215,508

2017 – $1,465,997

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2018 – $222,110

2017 – $280,317

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2018 – $296,057

2017 – $372,639

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2018 and 2017, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2018 – Not applicable

2017 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2018 – 0.0%

2017 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable—Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2018—$32.5 million

2017—$29.0 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 28, 2018

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
December 28, 2018